UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices)            (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 576-7000

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2017

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Cornerstone Growth Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	30.41%	12.76%	6.64%	0.77%
Service Class Shares	6/5/2003	30.09	12.48	6.37	1.02

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	30.21%	17.33%	10.00%
S&P 500® Index[3]	21.83	15.79	8.50
Morningstar Large Growth Category Average[4]	27.67	15.29	8.31

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,159.80	$3.97	$1,021.50	$3.72	0.73%

Service Class Shares	$1,000.00	$1,158.40	$5.33	$1,020.30	$4.99	0.98%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

IT Services	9.1%
Internet Software & Services	8.4
Software	8.4
Technology Hardware, Storage & Peripherals	7.5
Semiconductors & Semiconductor Equipment	5.4
Health Care Providers & Services	5.2
Specialty Retail	4.8
Internet & Direct Marketing Retail	4.7
Hotels, Restaurants & Leisure	3.8
Aerospace & Defense	3.3
Capital Markets	3.1
Biotechnology	2.8
Beverages	2.6
Chemicals	2.6
Equity Real Estate Investment Trusts	2.6
Machinery	2.5
Household Durables	2.3
Oil, Gas & Consumable Fuels	2.1
Media	1.9
Industrial Conglomerates	1.6
Personal Products	1.5
Exchange-Traded Funds	1.4
Food & Staples Retailing	1.0
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.8

Auto Components	0.7%
Electronic Equipment, Instruments & Components	0.7
Metals & Mining	0.7
Pharmaceuticals	0.7
Trading Companies & Distributors	0.7
Communications Equipment	0.6
Health Care Equipment & Supplies	0.6
Leisure Products	0.6
Professional Services	0.6
Diversified Consumer Services	0.5
Food Products	0.5
Insurance	0.5
Tobacco	0.5
Air Freight & Logistics	0.4
Health Care Technology	0.4
Automobiles	0.3
Commercial Services & Supplies	0.3
Diversified Telecommunication Services	0.2
Road & Rail	0.2
Multiline Retail	0.1
Airlines	0.0	‡
Containers & Packaging	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Home Depot, Inc.

7.	UnitedHealth Group, Inc.

8.	Visa, Inc., Class A

9.	Boeing Co.

10.	AbbVie, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Cornerstone Growth Portfolio returned 30.41% for Initial Class shares and 30.09% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 30.21% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2017, both share classes outperformed the 21.83% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio, and the 27.67% return of the Morningstar Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the main driver of the Portfolio’s performance relative to the Russell 1000® Growth Index during the reporting period. In terms of the Portfolio’s modeling factors,3 measures of price momentum and earnings momentum provided the most powerful forecasting signals and were aligned well with the expansionary economic environment during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were consumer discretionary, industrials and materials. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Portfolio’s relative performance were financials, energy and health care. Stock selection was the main driver of relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top individual contributors during the reporting period were smart phone and tablet maker Apple, software company Microsoft, and e-commerce company Amazon.com. The Portfolio’s most substantial detractors during the reporting period were steel producer United States Steel, cloud services provider Akamai Technologies and hospitality company Brinker International.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a large number of shares of membership-based warehouse club Costco Wholesale Corp. in November 2017 because of what we believed to be a reasonable valuation and a positive momentum trend. The Portfolio also purchased a large number of shares of home-improvement retailer Home Depot in the fourth quarter of 2017. While the Portfolio’s model gave Home Depot a neutral rating in terms of valuation, it recognized the stock’s improving trends in sentiment and momentum.

The Portfolio held a substantial position in North American tobacco company Altria at the beginning of the reporting period. The Portfolio started selling off this position in July, as the company’s ranking in the Portfolio’s quantitative model fell in all major categories. The Portfolio began selling shares of Walt Disney in the second quarter of 2017, and the Portfolio maintained an underweight position relative to the Russell 1000® Growth Index in the stock throughout the remainder of 2017. While the stock’s valuation reading in the model was neutral, the stock showed weak sentiment and momentum trends.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector weightings relative to the Russell 1000® Growth Index in real estate and materials. Over the same period, the Portfolio decreased its relative sector weightings in industrials and health care.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held underweight positions relative to the Index in industrials and health care.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.
3.	The stock selection model evaluates each stock in the strategy’s universe across different factors. Valuation measures a stock’s cash flow and sales multiples relative to its peers. Momentum measures stock price and industry price movement and trends. Sentiment measures analysts’ earnings estimates and stock loan marketplace activity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Cornerstone Growth Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 98.6%†
Aerospace & Defense 3.3%
♦Boeing Co.	36,592	$10,791,347
Lockheed Martin Corp.	13,723	4,405,769
Northrop Grumman Corp.	3,484	1,069,274
Orbital ATK, Inc.	856	112,564
Spirit AeroSystems Holdings, Inc., Class A	37,807	3,298,661

		19,677,615

Air Freight & Logistics 0.4%
FedEx Corp.	231	57,644
United Parcel Service, Inc., Class B	4,128	491,851
XPO Logistics, Inc. (a)	20,052	1,836,563

		2,386,058

Airlines 0.0%‡
Southwest Airlines Co.	4,468	292,431

Auto Components 0.7%
Aptiv PLC	5,730	486,076
Delphi Technologies PLC (a)	681	35,732
Lear Corp.	19,954	3,525,074

		4,046,882

Automobiles 0.3%
Tesla, Inc. (a)	5,846	1,820,152

Beverages 2.6%
Coca-Cola Co.	63,541	2,915,261
Constellation Brands, Inc., Class A	10,123	2,313,814
PepsiCo., Inc.	82,693	9,916,545

		15,145,620

Biotechnology 2.8%
♦AbbVie, Inc.	104,949	10,149,618
Celgene Corp. (a)	4,590	479,012
Gilead Sciences, Inc.	73,412	5,259,236
OPKO Health, Inc. (a)	113,523	556,263

		16,444,129

Capital Markets 3.1%
Ameriprise Financial, Inc.	25,232	4,276,067
BGC Partners, Inc., Class A	53,429	807,312
Lazard, Ltd., Class A	69,210	3,633,525
Legg Mason, Inc.	14,415	605,142
LPL Financial Holdings, Inc.	61,289	3,502,053
S&P Global, Inc.	25,693	4,352,394
T. Rowe Price Group, Inc.	12,120	1,271,752

		18,448,245

Chemicals 2.6%
CF Industries Holdings, Inc.	86,182	3,666,182

	Shares	Value
Chemicals (continued)
DowDuPont, Inc.	6,270	$446,549
Huntsman Corp.	106,688	3,551,644
LyondellBasell Industries N.V., Class A	36,186	3,992,040
Monsanto Co.	763	89,103
Westlake Chemical Corp.	33,280	3,545,318

		15,290,836

Commercial Services & Supplies 0.3%
KAR Auction Services, Inc.	32,461	1,639,605

Communications Equipment 0.6%
Palo Alto Networks, Inc. (a)	25,930	3,758,294

Containers & Packaging 0.0%‡
Graphic Packaging Holding Co.	18,949	292,762

Diversified Consumer Services 0.5%
H&R Block, Inc.	111,061	2,912,019

Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	27,472	1,454,093

Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	35,264	1,128,095
Zebra Technologies Corp., Class A (a)	29,560	3,068,328

		4,196,423

Equity Real Estate Investment Trusts 2.6%
American Tower Corp.	38,826	5,539,306
DDR Corp.	100,307	898,751
Lamar Advertising Co., Class A	21,110	1,567,206
Outfront Media, Inc.	44,345	1,028,804
Public Storage	11,821	2,470,589
SBA Communications Corp. (a)	24,170	3,948,411

		15,453,067

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	30,754	5,723,934

Food Products 0.5%
Pilgrim’s Pride Corp. (a)	87,388	2,714,271

Health Care Equipment & Supplies 0.6%
Baxter International, Inc.	17,790	1,149,945
Cooper Cos., Inc.	2,908	633,595
Intuitive Surgical, Inc. (a)	4,936	1,801,344

		3,584,884

Health Care Providers & Services 5.2%
Centene Corp. (a)	33,424	3,371,813

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Cigna Corp.	25,228	$5,123,555
Express Scripts Holding Co. (a)	20,049	1,496,457
Humana, Inc.	19,025	4,719,532
♦UnitedHealth Group, Inc.	57,711	12,722,967
WellCare Health Plans, Inc. (a)	17,174	3,453,863

		30,888,187

Health Care Technology 0.4%
Cerner Corp. (a)	31,575	2,127,839

Hotels, Restaurants & Leisure 3.8%
Darden Restaurants, Inc.	42,773	4,107,063
Hilton Worldwide Holdings, Inc.	8,701	694,862
Las Vegas Sands Corp.	62,122	4,316,858
Marriott International, Inc., Class A	29,639	4,022,901
McDonald’s Corp.	18,454	3,176,302
Starbucks Corp.	9,848	565,571
Wynn Resorts, Ltd.	23,389	3,943,152
Yum China Holdings, Inc.	14,329	573,447
Yum! Brands, Inc.	15,699	1,281,195

		22,681,351

Household Durables 2.3%
NVR, Inc. (a)	1,079	3,785,369
PulteGroup, Inc.	92,930	3,089,923
Tempur Sealy International, Inc. (a)	54,855	3,438,860
Toll Brothers, Inc.	69,705	3,347,234

		13,661,386

Industrial Conglomerates 1.6%
3M Co.	39,397	9,272,872
Honeywell International, Inc.	750	115,020

		9,387,892

Insurance 0.5%
Progressive Corp.	57,658	3,247,299

Internet & Direct Marketing Retail 4.7%
♦Amazon.com, Inc. (a)	17,906	20,940,530
Expedia, Inc.	15,799	1,892,246
Liberty Interactive Corp. QVC Group, Class A (a)	94,419	2,305,712
Netflix, Inc. (a)	10,275	1,972,389
Priceline Group, Inc. (a)	417	724,638

		27,835,515

Internet Software & Services 8.4%
♦Alphabet, Inc. (a)
Class A	14,257	15,018,324
Class C	14,379	15,046,186
♦Facebook, Inc., Class A (a)	111,018	19,590,236
IAC / InterActiveCorp (a)	2,577	315,115

		49,969,861

	Shares	Value
IT Services 9.1%
Accenture PLC, Class A	40,110	$6,140,440
Alliance Data Systems Corp.	15,895	4,029,065
Cognizant Technology Solutions Corp., Class A	21,746	1,544,401
CoreLogic, Inc. (a)	12,601	582,292
DXC Technology Co.	45,282	4,297,262
Euronet Worldwide, Inc. (a)	30,516	2,571,583
First Data Corp., Class A (a)	162,034	2,707,588
Genpact, Ltd.	22,206	704,818
International Business Machines Corp.	37,839	5,805,259
Mastercard, Inc., Class A	42,457	6,426,292
PayPal Holdings, Inc. (a)	63,215	4,653,888
Sabre Corp.	47,188	967,354
Square, Inc., Class A (a)	5,173	179,348
Total System Services, Inc.	23,511	1,859,485
♦Visa, Inc., Class A	98,344	11,213,183

		53,682,258

Leisure Products 0.6%
Polaris Industries, Inc.	27,734	3,438,739

Life Sciences Tools & Services 0.8%
Charles River Laboratories International, Inc. (a)	30,792	3,370,184
IQVIA Holdings, Inc. (a)	10,689	1,046,453
Waters Corp. (a)	2,167	418,643

		4,835,280

Machinery 2.5%
Allison Transmission Holdings, Inc.	83,149	3,581,228
Caterpillar, Inc.	45,676	7,197,624
Cummins, Inc.	21,477	3,793,697
Terex Corp.	46	2,218

		14,574,767

Media 1.9%
Comcast Corp., Class A	122,449	4,904,083
Lions Gate Entertainment Corp., Class A (a)	29,519	998,037
Live Nation Entertainment, Inc. (a)	77,834	3,313,393
Walt Disney Co.	18,240	1,960,983

		11,176,496

Metals & Mining 0.7%
Freeport-McMoRan, Inc. (a)	232,342	4,405,204

Multiline Retail 0.1%
Nordstrom, Inc.	18,905	895,719

Oil, Gas & Consumable Fuels 2.1%
HollyFrontier Corp.	69,719	3,571,007
Marathon Petroleum Corp.	33,819	2,231,378
PBF Energy, Inc., Class A	95,810	3,396,465
Valero Energy Corp.	37,331	3,431,092

		12,629,942

10	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products 1.5%
Estee Lauder Cos., Inc., Class A	19,669	$2,502,684
Herbalife, Ltd. (a)	49,698	3,365,548
Nu Skin Enterprises, Inc., Class A	48,227	3,290,528

		9,158,760

Pharmaceuticals 0.7%
Eli Lilly & Co.	46,614	3,937,018
Johnson & Johnson	948	132,455

		4,069,473

Professional Services 0.6%
Robert Half International, Inc.	63,226	3,511,572

Road & Rail 0.2%
Union Pacific Corp.	7,346	985,099

Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	102,638	5,246,855
Broadcom, Ltd.	12,439	3,195,579
First Solar, Inc. (a)	50,173	3,387,681
KLA-Tencor Corp.	27,782	2,919,055
Lam Research Corp.	22,898	4,214,835
Micron Technology, Inc. (a)	106,492	4,378,951
NVIDIA Corp.	17,893	3,462,295
ON Semiconductor Corp. (a)	170,023	3,560,282
Texas Instruments, Inc.	13,094	1,367,537

		31,733,070

Software 8.4%
Adobe Systems, Inc. (a)	13,517	2,368,719
CA, Inc.	72,723	2,420,222
Citrix Systems, Inc. (a)	6,790	597,520
Dell Technologies, Inc., Class V (a)	49,082	3,989,385
Electronic Arts, Inc. (a)	18,245	1,916,820
Fortinet, Inc. (a)	82,570	3,607,483
♦Microsoft Corp.	375,774	32,143,708
Oracle Corp.	50,698	2,397,001
Salesforce.com, Inc. (a)	853	87,202

		49,528,060

Specialty Retail 4.8%
Best Buy Co., Inc.	47,469	3,250,203
Foot Locker, Inc.	21,405	1,003,466
Gap, Inc.	65,577	2,233,553
♦Home Depot, Inc.	69,221	13,119,456
Lowe’s Cos., Inc.	76,094	7,072,176
Urban Outfitters, Inc. (a)	45,543	1,596,738

		28,275,592

Technology Hardware, Storage & Peripherals 7.5%
♦Apple, Inc.	234,738	39,724,712
NetApp, Inc.	23,795	1,316,339

	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	38,890	$3,092,922

		44,133,973

Textiles, Apparel & Luxury Goods 0.8%
Michael Kors Holdings, Ltd. (a)	54,327	3,419,885
NIKE, Inc., Class B	7,191	449,797
Skechers U.S.A., Inc., Class A (a)	2,660	100,654
Tapestry, Inc.	16,044	709,626

		4,679,962

Tobacco 0.5%
Altria Group, Inc.	41,634	2,973,084

Trading Companies & Distributors 0.7%
United Rentals, Inc. (a)	23,942	4,115,869

Total Common Stocks (Cost $473,482,752)		583,883,569

Exchange-Traded Funds 1.4%
iShares Russell 1000 Growth ETF	63,081	8,495,749

Total Exchange-Traded Funds (Cost $8,358,092)		8,495,749

Total Investments (Cost $481,840,844)	100.0%	592,379,318
Other Assets, Less Liabilities	(0.0)‡	(161,665)
Net Assets	100.0%	$592,217,653

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$583,883,569	$—	$—	$583,883,569
Exchange-Traded Funds	8,495,749	—	—	8,495,749

Total Investments in Securities	$592,379,318	$—	$—	$592,379,318

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $481,840,844)	$592,379,318
Cash	30,847
Receivables:
Dividends and interest	252,930
Fund shares sold	49,505

Total assets	592,712,600

Liabilities
Payables:
Manager (See Note 3)	347,535
Fund shares redeemed	55,077
Professional fees	38,278
Shareholder communication	36,008
NYLIFE Distributors (See Note 3)	14,218
Custodian	1,638
Trustees	717
Accrued expenses	1,476

Total liabilities	494,947

Net assets	$592,217,653

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,212
Additional paid-in capital	443,487,911

443,507,123
Undistributed net investment income	3,376,281
Accumulated net realized gain (loss) on investments	34,795,775
Net unrealized appreciation (depreciation) on investments	110,538,474

Net assets	$592,217,653

Initial Class
Net assets applicable to outstanding shares	$525,482,730

Shares of beneficial interest outstanding	17,023,308

Net asset value per share outstanding	$30.87

Service Class
Net assets applicable to outstanding shares	$66,734,923

Shares of beneficial interest outstanding	2,188,263

Net asset value per share outstanding	$30.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends	$7,165,840
Interest	782

Total income	7,166,622

Expenses
Manager (See Note 3)	3,453,050
Distribution/Service—Service Class (See Note 3)	158,163
Shareholder communication	81,179
Professional fees	72,962
Trustees	11,474
Custodian	7,343
Miscellaneous	20,659

Total expenses	3,804,830

Net investment income (loss)	3,361,792

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,185,718
Net change in unrealized appreciation (depreciation) on investments	92,917,789

Net realized and unrealized gain (loss) on investments	128,103,507

Net increase (decrease) in net assets resulting from operations	$131,465,299

14	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,361,792	$1,247,959
Net realized gain (loss) on investments	35,185,718	5,334,451
Net change in unrealized appreciation (depreciation) on investments	92,917,789	(6,347,528)

Net increase (decrease) in net assets resulting from operations	131,465,299	234,882

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,214,153)	(549,429)
Service Class	(20,150)	—

	(1,234,303)	(549,429)

From net realized gain on investments:
Initial Class	(3,257,960)	(29,462,402)
Service Class	(455,992)	(5,192,207)

	(3,713,952)	(34,654,609)

Total dividends and distributions to shareholders	(4,948,255)	(35,204,038)

Capital share transactions:
Net proceeds from sale of shares	127,995,126	10,067,980
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,948,255	35,204,038
Cost of shares redeemed	(63,091,133)	(48,979,279)

Increase (decrease) in net assets derived from capital share transactions	69,852,248	(3,707,261)

Net increase (decrease) in net assets	196,369,292	(38,676,417)

Net Assets
Beginning of year	395,848,361	434,524,778

End of year	$592,217,653	$395,848,361

Undistributed net investment income at end of year	$3,376,281	$1,248,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$23.90	$26.09		$29.42	$34.19	$27.64

Net investment income (loss) (a)	0.19	0.09		0.04	0.01	0.19
Net realized and unrealized gain (loss) on investments	7.05	(0.02)		0.58	2.63	6.62

Total from investment operations	7.24	0.07		0.62	2.64	6.81

Less dividends and distributions:
From net investment income	(0.07)	(0.04)		—	(0.23)	(0.26)
From net realized gain on investments	(0.20)	(2.22)		(3.95)	(7.18)	—

Total dividends and distributions	(0.27)	(2.26)		(3.95)	(7.41)	(0.26)

Net asset value at end of year	$30.87	$23.90		$26.09	$29.42	$34.19

Total investment return (b)	30.41%	0.40%		2.58%	8.81%	24.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.35	%(c)	0.15%	0.02%	0.61%
Net expenses	0.74%	0.76	%(d)	0.73%	0.73%	0.71%
Portfolio turnover rate	141%	177%		112%	88%	164%
Net assets at end of year (in 000’s)	$525,483	$337,401		$370,679	$405,444	$522,795

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$23.62	$25.83		$29.24	$34.03	$27.52

Net investment income (loss) (a)	0.12	0.02		(0.03)	(0.08)	0.11
Net realized and unrealized gain (loss) on investments	6.97	(0.01)		0.57	2.61	6.59

Total from investment operations	7.09	0.01		0.54	2.53	6.70

Less dividends and distributions:
From net investment income	(0.01)	—		—	(0.14)	(0.19)
From net realized gain on investments	(0.20)	(2.22)		(3.95)	(7.18)	—

Total dividends and distributions	(0.21)	(2.22)		(3.95)	(7.32)	(0.19)

Net asset value at end of year	$30.50	$23.62		$25.83	$29.24	$34.03

Total investment return (b)	30.09%	0.15%		2.33%	8.54%	24.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.10	%(c)	(0.09%)	(0.23%)	0.36%
Net expenses	0.99%	1.01	%(d)	0.98%	0.98%	0.96%
Portfolio turnover rate	141%	177%		112%	88%	164%
Net assets at end of year (in 000’s)	$66,735	$58,448		$63,846	$64,445	$63,898

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.02%.

16	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cornerstone Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

18	MainStay VP Cornerstone Growth Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

19

Notes to Financial Statements (continued)

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the year ended December 31, 2017, the effective management fee rate was 0.70%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,453,050.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$482,167,123	$113,028,005	$(2,815,810)	$110,212,195

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$25,433,129	$13,046,148	$19,058	$110,212,195	$148,710,530

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$107	$—	$(107)

20	MainStay VP Cornerstone Growth Portfolio

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,234,303	$3,713,952	$549,429	$34,654,609

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $766,034 and $697,541, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	4,459,190	$120,249,112
Shares issued to shareholders in reinvestment of dividends and distributions	156,313	4,472,113
Shares redeemed	(1,711,904)	(47,001,203)

Net increase (decrease)	2,903,599	$77,720,022

Year ended December 31, 2016:
Shares sold	123,198	$2,935,592
Shares issued to shareholders in reinvestment of dividends and distributions	1,274,447	30,011,831
Shares redeemed	(1,485,189)	(36,316,995)

Net increase (decrease)	(87,544)	$(3,369,572)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	288,980	$7,746,014
Shares issued to shareholders in reinvestment of dividends and distributions	16,835	476,142
Shares redeemed	(592,500)	(16,089,930)

Net increase (decrease)	(286,685)	$(7,867,774)

Year ended December 31, 2016:
Shares sold	300,325	$7,132,388
Shares issued to shareholders in reinvestment of dividends and distributions	222,970	5,192,207
Shares redeemed	(519,817)	(12,662,284)

Net increase (decrease)	3,478	$(337,689)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by the Fund or in

21

Notes to Financial Statements (continued)

the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Growth Portfolio.

22	MainStay VP Cornerstone Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cornerstone Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Cornerstone Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Cornerstone Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of

24	MainStay VP Cornerstone Growth Portfolio

the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board acknowledged that the Portfolio’s

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

subadvisor and principal investment strategies changed effective July 29, 2016, noting that the Portfolio’s investment performance had improved relative to the Portfolio’s peer funds over recent time periods. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to the Portfolio’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engage-

ment, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the sub-

26	MainStay VP Cornerstone Growth Portfolio

advisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

27

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP Cornerstone Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

30	MainStay VP Cornerstone Growth Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761319	MSVPCG 11-02/18 (NYLIAC) NI513

MainStay VP Convertible Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	11.99%	10.89%	7.00%	0.64%
Service Class Shares	6/5/2003	11.72	10.61	6.74	0.89
Service 2 Class Shares	4/26/2016	11.60	12.95	N/A	1.00

Benchmark Performance	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. Convertible Index[2]	13.70%	10.74%	7.35%
Morningstar Convertibles Category Average[3]	12.18	8.58	5.75

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The ICE BofA Merrill Lynch U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,050.00	$3.15	$1,022.10	$3.11	0.61%

Service Class Shares	$1,000.00	$1,048.70	$4.44	$1,020.90	$4.38	0.86%

Service 2 Class Shares	$1,000.00	$1,048.20	$4.96	$1,020.40	$4.89	0.96%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Convertible Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

2.	Priceline Group, Inc., 0.35%–1.00%, due 3/15/18–6/15/20

3.	Danaher Corp., (zero coupon), due 1/22/21

4.	Air Lease Corp., 3.875%, due 12/1/18

5.	Bank of America Corp.
6.	DISH Network Corp., 3.375%, due 8/15/26

7.	Weatherford International, Ltd., 5.875%, due 7/1/21

8.	Lam Research Corp., 1.25%, due 5/15/18

9.	NICE Systems, Inc., 1.25%, due 1/15/24

10.	NXP Semiconductors N.V., 1.00%, due 12/1/19

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Convertible Portfolio returned 11.99% for Initial Class shares, 11.72% for Service Class shares and 11.60% for Service 2 Class shares. Over the same period, all share classes underperformed the 13.70% return of the ICE BofA Merrill Lynch U.S. Convertible Index,1 which is the Portfolio’s benchmark, and the 12.18% return of Morningstar Convertibles Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance resulted from several substantial outperformers (such as XPO Logistics, Lam Research, Microchip Technology and Teleflex) being offset by several poor performers in the health care and energy sectors (such as Teva Pharmaceutical Industries, Depomed, AMAG Pharmaceuticals and Southwestern Energy).

What was the Portfolio’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Portfolio’s convertible security holdings. As of December 31, 2017, the Portfolio’s effective duration was 3.68 years.

What specific factors, risks or market forces prompted significant investment decisions for the Portfolio during the reporting period?

There were no significant market forces that prompted us to make any significant shifts or decisions in the Portfolio during the reporting period. We believed, and continue to do so, that more investors view the convertible market favorably because of strong multiyear returns for the asset class. Unlike nearly all other fixed-income asset classes, typically convertibles have almost no correlation to changes in interest rates. As a result, convertible bonds should outperform in a rising rate environment as long as equity prices continue to rise.

Although we saw a rather high number of conversions and maturities during 2017, we did not favor any specific sectors or industries as we put that money back into the market.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio had large gains in several information technology–related holdings. The convertible bonds of semiconductor chip developers Lam Research and Microchip Technology were the Portfolio’s second- and third-best performers, respectively, in terms of dollars earned. Semiconductor companies generally reported better-than-expected sales and earnings, as most of their end markets—such as autos, gaming and emerging technologies such as self-driving automobiles—remained strong.

Transportation was a strong sector for the Portfolio. A convertible bond position in logistics and trucking company XPO Logistics was the Portfolio’s best-performing holding during the reporting period. Convertible bonds of diversified financial services company Air Lease Corp. were also a significant positive contributor to the Portfolio’s performance. (Contributions take weightings and total returns into account.) XPO Logistics was a standout performer after the company’s financial results allayed investor concerns that the company had been making too many acquisitions and taking on too much debt. Quarterly results released during the reporting period showed that the company was generating free cash flow, selling less desirable operations and paying down debt.

Convertible securities of several health care–related companies were poor performers during the reporting period because of earnings misses by numerous companies in the sector. Convertible preferred shares of Teva Pharmaceutical Industries and convertible bonds of specialty pharmaceutical companies Depomed and AMAG Pharmaceuticals were the Portfolio’s worst-performing securities during the reporting period. The Portfolio’s position in Teva Pharmaceutical Industries declined after the company lowered earnings estimates for the year and fired its CEO. The Portfolio’s position in Depomed declined after the company missed earnings projections because doctors were reluctant to prescribe its largest-selling product, an opioid with the potential for abuse. The Portfolio’s position in AMAG Pharmaceuticals declined after the company announced that a product in development had failed to meet expectations, which would likely affect the company’s future sales and profits.

Though energy bounced back in the fourth quarter of 2017, convertible holdings of most of the Portfolio’s energy-related holdings declined during the reporting period, largely in correlation with the price of crude oil. Nearly all of these companies

1.	See footnote on page 5 for more information on the ICE BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 5 for more information on the Morningstar Convertibles Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Convertible Portfolio

tend to be hurt when crude oil prices decline. Synthetic convertible bonds of oilfield services company Schlumberger, Ltd., convertible preferred shares of energy producer Southwestern Energy, and convertible bonds of energy service companies Helix Energy and Ensco were all noteworthy detractors from the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio added to its convertible bond position in satellite television provider DISH Networks, as we believed there would be material upside if the company could realize value for its wireless spectrum assets. The Portfolio also initiated a new position in convertible bonds of media and Internet company IAC/Interactive seeking to benefit from the company’s rapidly growing media, e-commerce and dating sites and from the company’s free cash flow generation.

Convertible bonds of health care services company HealthSouth were unexpectedly called by the issuer and converted into cash and common shares, which the Portfolio then sold. Convertible preferred shares of food products company Tyson Foods matured in August and were converted into common shares, which the Portfolio later sold.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio decreased its weighting in the health care sector as a result of the sale of poor performers such as AMAG Pharmaceuticals and Depomed and the maturity of Teleflex convertible bonds. The Portfolio decreased its weighting in consumer staples primarily because of the conversion and sale of the Tyson Food convertible preferred position. The Portfolio increased its weighting in the financials sector largely through the purchase of convertible bonds of loan brokerage company LendingTree and additions to the Portfolio’s weightings in convertible preferred securities of financial services companies Bank of America and Wells Fargo.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the ICE BofA Merrill Lynch Convertible Index in the energy, industrial and information technology sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the financials, utilities, consumer discretionary and real estate sectors. At the end of the reporting period, the Portfolio held Index-neutral weightings in the consumer staples, health care, materials and telecommunications sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value

Convertible Securities 89.1%† Convertible Bonds 77.7%
Auto Manufacturers 1.0%
Wabash National Corp. 3.375%, due 5/1/18	$4,127,000	$7,753,601

Biotechnology 4.5%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	13,105,000	14,243,497
Illumina, Inc.
(zero coupon), due 6/15/19	2,699,000	2,941,910
0.50%, due 6/15/21	7,153,000	8,489,717
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,041,600
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	5,385,000	5,698,003

		35,414,727

Commercial Services 3.9%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	5,791,644
LendingTree, Inc. 0.625%, due 6/1/22 (a)	5,430,000	9,373,538
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	16,018,012

		31,183,194

Computers 1.6%
Lumentum Holdings, Inc. 0.25%, due 3/15/24 (a)	11,484,000	12,790,305

Diversified Financial Services 3.6%
♦Air Lease Corp. 3.875%, due 12/1/18	12,427,000	20,807,458
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22	7,772,000	7,932,298

		28,739,756

Health Care—Products 5.2%
♦Danaher Corp. (zero coupon), due 1/22/21	6,483,000	23,002,494
Hologic, Inc. 2.00%, due 3/1/42 (b)	10,558,000	14,576,639
NuVasive, Inc. 2.25%, due 3/15/21	3,296,000	3,881,040

		41,460,173

Health Care—Services 2.5%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	14,947,193

	Principal Amount	Value

Health Care—Services (continued)
Molina Healthcare, Inc. 1.125%, due 1/15/20	$2,690,000	$5,151,350

		20,098,543

Internet 10.3%
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (a)	9,480,000	10,036,950
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)	7,641,000	7,660,103
MercadoLibre, Inc. 2.25%, due 7/1/19	2,926,000	7,335,116
♦Priceline Group, Inc.
0.35%, due 6/15/20	7,553,000	10,432,581
1.00%, due 3/15/18	8,317,000	15,272,091
Proofpoint, Inc. 0.75%, due 6/15/20	5,973,000	7,503,581
Quotient Technology, Inc. 1.75%, due 12/1/22 (a)	5,756,000	5,633,685
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	9,002,415
VeriSign, Inc. 4.702%, due 8/15/37	393,000	1,314,094
Zillow Group, Inc. 2.00%, due 12/1/21	6,862,000	7,513,890

		81,704,506

Machinery—Diversified 0.6%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	4,478,000	4,704,699

Media 4.1%
♦DISH Network Corp. 3.375%, due 8/15/26	17,289,000	18,855,816
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23 (a)	6,664,000	7,472,010
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	6,370,218

		32,698,044

Oil & Gas 1.8%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24	5,863,000	5,232,728
Oasis Petroleum, Inc. 2.625%, due 9/15/23	8,635,000	9,304,212

		14,536,940

Oil & Gas Services 4.1%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	9,729,000	9,716,839

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas Services (continued)
Newpark Resources, Inc. 4.00%, due 12/1/21 (a)	$4,174,000	$4,980,104
♦Weatherford International, Ltd. 5.875%, due 7/1/21	16,859,000	18,313,088

		33,010,031

Pharmaceuticals 0.8%
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24 (a)	1,364,000	1,745,067
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22 (a)	3,730,000	3,916,500
Radius Health, Inc. 3.00%, due 9/1/24	444,000	419,858

		6,081,425

Semiconductors 16.4%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	4,376,000	6,583,145
Cypress Semiconductor Co. 2.00%, due 2/1/23 (a)	3,980,000	4,136,713
Inphi Corp. 1.125%, due 12/1/20	9,461,000	11,004,326
Intel Corp. 3.25%, due 8/1/39	3,685,000	8,192,234
♦Lam Research Corp. 1.25%, due 5/15/18	5,888,000	18,035,680
♦Microchip Technology, Inc.
1.625%, due 2/15/25	12,203,000	20,806,115
1.625%, due 2/15/27 (a)	5,198,000	6,117,396
Micron Technology, Inc. 3.00%, due 11/15/43	8,207,000	11,874,503
♦NXP Semiconductors N.V. 1.00%, due 12/1/19	13,018,000	16,117,911
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	10,472,937
Rambus, Inc. 1.375%, due 2/1/23 (a)	6,552,000	6,568,380
Silicon Laboratories, Inc. 1.375%, due 3/1/22 (a)	9,006,000	10,407,559

		130,316,899

Software 13.1%
Citrix Systems, Inc. 0.50%, due 4/15/19	5,869,000	7,604,023
HubSpot, Inc. 0.25%, due 6/1/22 (a)	4,076,000	4,700,138
♦NICE Systems, Inc. 1.25%, due 1/15/24 (a)	13,581,000	16,797,999
Nuance Communications, Inc. 1.25%, due 4/1/25 (a)	8,331,000	8,549,689

	Principal Amount	Value
Software (continued)
RealPage, Inc. 1.50%, due 11/15/22 (a)	$6,563,000	$8,154,528
Red Hat, Inc. 0.25%, due 10/1/19	8,038,000	13,262,700
Salesforce.com, Inc. 0.25%, due 4/1/18	8,471,000	12,992,396
ServiceNow, Inc. (zero coupon), due 11/1/18	6,556,000	11,591,827
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	11,810,672
Workday, Inc. 0.25%, due 10/1/22 (a)	8,622,000	8,546,558

		104,010,530

Telecommunications 1.9%
Finisar Corp. 0.50%, due 12/15/36	6,207,000	5,788,027
Viavi Solutions, Inc. 1.00%, due 3/1/24 (a)	9,569,000	9,479,291

		15,267,318

Transportation 2.3%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	8,972,000	10,334,622
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,915,088

		18,249,710

Total Convertible Bonds (Cost $533,536,854)		618,020,401

	Shares
Convertible Preferred Stocks 11.4%
Banks 2.8%
♦Bank of America Corp. Series L 7.25%	8,636	11,390,884
Wells Fargo & Co. Series L 7.50%	8,264	10,825,757

		22,216,641

Chemicals 1.4%
A. Schulman, Inc. 6.00%	11,643	10,842,194

Food 0.9%
Post Holdings, Inc. 3.75%	41,824	7,090,172

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Hand & Machine Tools 0.3%
Stanley Black & Decker, Inc. 5.375%	20,480	$2,513,920

Health Care—Products 0.8%
Becton Dickinson & Co. Series A 6.125%	112,412	6,508,655

Oil & Gas 1.7%
Hess Corp. 8.00%	211,085	12,217,600
Southwestern Energy Co. Series B 6.25%	129,303	1,538,706

		13,756,306

Pharmaceuticals 0.9%
Allergan PLC Series A 5.50%	12,145	7,120,006

Real Estate Investment Trusts 2.6%
American Tower Corp. 5.50%	96,375	12,119,156
Crown Castle International Corp. 6.875%	5,982	6,763,698
Welltower, Inc. Series I 6.50%	26,800	1,604,516

		20,487,370

Total Convertible Preferred Stocks (Cost $93,366,246)		90,535,264

Total Convertible Securities (Cost $626,903,100)		708,555,665

Common Stocks 6.1%
Air Freight & Logistics 1.8%
XPO Logistics, Inc. (c)	161,004	14,746,356

Airlines 1.1%
Delta Air Lines, Inc.	151,688	8,494,528

Banks 1.0%
♦Bank of America Corp.	267,678	7,901,855

Energy Equipment & Services 0.4%
Halliburton Co.	73,392	3,586,667

	Shares	Value
Health Care Equipment & Supplies 1.0%
Teleflex, Inc.	32,451	$8,074,458

Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc. (c)	96,844	6,150,562

Total Common Stocks (Cost $25,575,897)		48,954,426

	Principal Amount
Short-Term Investment 4.5%
Repurchase Agreement 4.5%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $35,697,840 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 04/15/22, with a Principal Amount of $36,225,000 and a Market Value of $36,413,008)	$35,695,698	35,695,698

Total Short-Term Investment (Cost $35,695,698)		35,695,698

Total Investments (Cost $688,174,695)	99.7%	793,205,789
Other Assets, Less Liabilities	0.3	2,232,192
Net Assets	100.0%	$795,437,981

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2017.

(c)	Non-income producing security.

12	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$618,020,401	$—	$618,020,401
Convertible Preferred Stocks (b)	72,602,898	17,932,366	—	90,535,264

Total Convertible Securities	72,602,898	635,952,767	—	708,555,665

Common Stocks	48,954,426	—	—	48,954,426
Short-Term Investment
Repurchase Agreement	—	35,695,698	—	35,695,698

Total Investments in Securities	$121,557,324	$671,648,465	$—	$793,205,789

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $10,842,194 and $7,090,172 are held in Chemicals and Food, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, a convertible preferred stock with a market value of $9,940,677 transferred from Level 1 to Level 2 as the price of this security was based on an evaluated price. As of December 31, 2016, the fair value obtained for this security was based on an observable quoted price.

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $688,174,695)	$793,205,789
Receivables:
Dividends and interest	2,613,185
Fund shares sold	401,492

Total assets	796,220,466

Liabilities
Payables:
Manager (See Note 3)	390,534
Fund shares redeemed	170,881
NYLIFE Distributors (See Note 3)	119,685
Professional fees	56,295
Shareholder communication	39,114
Custodian	3,508
Trustees	962
Accrued expenses	1,506

Total liabilities	782,485

Net assets	$795,437,981

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,219
Additional paid-in capital	665,174,149

665,234,368
Distributions in excess of net investment income	(5,356,289)
Accumulated net realized gain (loss) on investments	30,528,808
Net unrealized appreciation (depreciation) on investments	105,031,094

Net assets	$795,437,981

Initial Class
Net assets applicable to outstanding shares	$227,284,520

Shares of beneficial interest outstanding	17,105,627

Net asset value per share outstanding	$13.29

Service Class
Net assets applicable to outstanding shares	$565,974,429

Shares of beneficial interest outstanding	42,947,883

Net asset value per share outstanding	$13.18

Service 2 Class
Net assets applicable to outstanding shares	$2,179,032

Shares of beneficial interest outstanding	165,390

Net asset value and offering price per share outstanding	$13.18

14	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$8,589,991
Dividends (a)	6,498,644

Total income	15,088,635

Expenses
Manager (See Note 3)	4,363,411
Distribution/Service—Service Class (See Note 3)	1,310,335
Distribution/Service—Service 2 Class (See Note 3)	4,743
Professional fees	109,424
Shareholder communication	78,322
Trustees	17,662
Custodian	3,695
Miscellaneous	29,335

Total expenses	5,916,927

Net investment income (loss)	9,171,708

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,485,274
Net change in unrealized appreciation (depreciation) on investments	39,076,081

Net realized and unrealized gain (loss) on investments	72,561,355

Net increase (decrease) in net assets resulting from operations	$81,733,063

(a)	Dividends recorded net of foreign withholding taxes in the amount of $124,772.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,171,708	$8,410,959
Net realized gain (loss) on investments	33,485,274	15,855,869
Net change in unrealized appreciation (depreciation) on investments	39,076,081	42,993,324

Net increase (decrease) in net assets resulting from operations	81,733,063	67,260,152

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,983,633)	(5,608,952)
Service Class	(7,948,859)	(17,185,454)
Service 2 Class	(19,500)	(4,733)

	(11,951,992)	(22,799,139)

From net realized gain on investments:
Initial Class	(3,806,495)	(5,438,367)
Service Class	(9,303,102)	(18,194,757)
Service 2 Class	(28,355)	(21,519)

	(13,137,952)	(23,654,643)

Total dividends and distributions to shareholders	(25,089,944)	(46,453,782)

Capital share transactions:
Net proceeds from sale of shares	170,841,065	65,267,210
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,089,944	46,453,782
Cost of shares redeemed	(97,320,357)	(96,168,106)

Increase (decrease) in net assets derived from capital share transactions	98,610,652	15,552,886

Net increase (decrease) in net assets	155,253,771	36,359,256

Net Assets
Beginning of year	640,184,210	603,824,954

End of year	$795,437,981	$640,184,210

Distributions in excess of net investment income at end of year	$(5,356,289)	$(5,906,613)

16	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.28	$11.86	$13.41	$13.38	$11.70

Net investment income (loss) (a)	0.18	0.19	0.14	0.16	0.17
Net realized and unrealized gain (loss) on investments	1.28	1.18	(0.32)	0.88	2.73

Total from investment operations	1.46	1.37	(0.18)	1.04	2.90

Less dividends and distributions:
From net investment income	(0.23)	(0.47)	(0.36)	(0.45)	(0.32)
From net realized gain on investments	(0.22)	(0.48)	(1.01)	(0.56)	(0.90)

Total dividends and distributions	(0.45)	(0.95)	(1.37)	(1.01)	(1.22)

Net asset value at end of year	$13.29	$12.28	$11.86	$13.41	$13.38

Total investment return (b)	11.99%	12.07%	(1.33%)	7.98%	25.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.59%	1.08%	1.21%	1.29%
Net expenses	0.62%	0.64%	0.62%	0.63%	0.64%
Portfolio turnover rate	34%	39%	58%	55%	77%
Net assets at end of year (in 000’s)	$227,285	$162,462	$142,942	$158,220	$160,947

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.18	$11.77	$13.32	$13.27	$11.61

Net investment income (loss) (a)	0.15	0.16	0.11	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.26	1.17	(0.32)	0.86	2.73

Total from investment operations	1.41	1.33	(0.21)	0.99	2.86

Less dividends and distributions:
From net investment income	(0.19)	(0.44)	(0.33)	(0.38)	(0.30)
From net realized gain on investments	(0.22)	(0.48)	(1.01)	(0.56)	(0.90)

Total dividends and distributions	(0.41)	(0.92)	(1.34)	(0.94)	(1.20)

Net asset value at end of year	$13.18	$12.18	$11.77	$13.32	$13.27

Total investment return (b)	11.72%	11.79%	(1.57%)	7.71%	25.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	1.35%	0.84%	0.97%	1.01%
Net expenses	0.87%	0.89%	0.87%	0.88%	0.89%
Portfolio turnover rate	34%	39%	58%	55%	77%
Net assets at end of year (in 000’s)	$565,974	$476,926	$460,883	$460,406	$418,817

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Service 2 Class	Year ended December 31, 2017	April 26, 2016** through December 31, 2016
Net asset value at beginning of period	$12.18	$11.63

Net investment income (loss) (a)	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.26	1.04

Total from investment operations	1.40	1.15

Less dividends and distributions:
From net investment income	(0.18)	(0.12)
From net realized gain on investments	(0.22)	(0.48)

Total dividends and distributions	(0.40)	(0.60)

Net asset value at end of period	$13.18	$12.18

Total investment return (b)	11.60%	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.33%††
Net expenses	0.97%	1.00%††
Portfolio turnover rate	34%	39%
Net assets at end of period (in 000’s)	$2,179	$797

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Service 2 Class shares launched on April 26, 2016. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

19

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

20	MainStay VP Convertible Portfolio

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instru-

21

Notes to Financial Statements (continued)

ments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any rights or warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.58%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,363,411.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed

22	MainStay VP Convertible Portfolio

to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2017, all associated fees were paid by the Manager.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$697,128,143	$114,837,321	$(18,759,675)	$96,077,646

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,732,762	$27,393,205	$—	$96,077,646	$130,203,613

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to amortization of premium, deemed dividends on convertible investments and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$3,330,608	$(3,330,608)	$—

The reclassifications for the Portfolio are primarily due to CPDI adjustments.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$11,951,992	$13,137,952	$22,799,139	$23,654,643

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

23

Notes to Financial Statements (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $320,785 and $234,507, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	5,649,696	$71,496,485
Shares issued to shareholders in reinvestment of dividends and distributions	597,157	7,790,128
Shares redeemed	(2,373,096)	(30,854,137)

Net increase (decrease)	3,873,757	$48,432,476

Year ended December 31, 2016:
Shares sold	1,960,462	$24,206,454
Shares issued to shareholders in reinvestment of dividends and distributions	938,286	11,047,319
Shares redeemed	(1,720,385)	(20,300,007)

Net increase (decrease)	1,178,363	$14,953,766

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	7,622,230	$97,883,150
Shares issued to shareholders in reinvestment of dividends and distributions	1,332,435	17,251,961
Shares redeemed	(5,158,670)	(66,245,129)

Net increase (decrease)	3,795,995	$48,889,982

Year ended December 31, 2016:
Shares sold	3,437,586	$40,295,405
Shares issued to shareholders in reinvestment of dividends and distributions	3,029,633	35,380,211
Shares redeemed	(6,461,847)	(75,858,128)

Net increase (decrease)	5,372	$(182,512)

Service 2 Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	113,295	$1,461,430
Shares issued to shareholders in reinvestment of dividends and distributions	3,690	47,855
Shares redeemed	(17,024)	(221,091)

Net increase (decrease)	99,961	$1,288,194

Period ended December 31, 2016(a):
Shares sold	64,044	$765,351
Shares issued to shareholders in reinvestment of dividends and distributions	2,208	26,252
Shares redeemed	(823)	(9,971)

Net increase (decrease)	65,429	$781,632

(a)	Inception date was April 26, 2016.

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Convertible Portfolio.

24	MainStay VP Convertible Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Convertible Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and

26	MainStay VP Convertible Portfolio

MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

28	MainStay VP Convertible Portfolio

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

29

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353
Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP Convertible Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

32	MainStay VP Convertible Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761318	MSVPC11-02/18 (NYLIAC) NI512

MainStay VP Epoch U.S. Equity Yield Portfolio

(Formerly known as MainStay VP ICAP Select Equity Portfolio)

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class[1]	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	18.66%	11.18%	6.32%	0.71%
Service Class Shares	6/5/2003	18.37	10.90	6.06	0.96

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[3]	13.66%	14.04%	7.10%
Russell 1000® Index[4]	21.69	15.71	8.59
Morningstar Large Value Category Average[5]	15.94	13.33	6.92

1.	The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The performance showed above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisor or revised principal investment strategies had been in place during the period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,090.10	$3.74	$1,021.60	$3.62	0.71%

Service Class Shares	$1,000.00	$1,088.70	$5.05	$1,020.40	$4.89	0.96%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Electric Utilities	8.3%
Multi-Utilities	7.9
Oil, Gas & Consumable Fuels	6.4
Semiconductors & Semiconductor Equipment	5.6
Aerospace & Defense	5.1
Tobacco	4.7
Insurance	4.4
Pharmaceuticals	4.2
Diversified Telecommunication Services	3.7
Banks	3.5
Household Products	3.5
Equity Real Estate Investment Trusts	3.2
Beverages	2.8
Industrial Conglomerates	2.7
Biotechnology	2.6
Commercial Services & Supplies	2.5
Capital Markets	2.3
Electrical Equipment	2.3
Food Products	2.1
Software	2.1

Chemicals	2.0%
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.6
IT Services	1.6
Communications Equipment	1.4
Wireless Telecommunication Services	1.4
Air Freight & Logistics	1.0
Containers & Packaging	0.9
Distributors	0.9
Specialty Retail	0.9
Technology Hardware, Storage & Peripherals	0.8
Automobiles	0.7
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.7
Metals & Mining	0.6
Media	0.5
Short-Term Investment	2.4
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	3M Co.

2.	AbbVie, Inc.

3.	Texas Instruments, Inc.

4.	Duke Energy Corp.

5.	WEC Energy Group, Inc.

6.	Royal Dutch Shell PLC, Class A, Sponsored ADR

7.	Verizon Communications, Inc.

8.	Ameren Corp.

9.	Altria Group, Inc.

10.	Kimberly-Clark Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael Welhoelter, CFA, William Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Epoch U.S. Equity Yield Portfolio returned 18.66% for Initial Class shares and 18.37% for Service Class shares. Over the same period, both share classes outperformed the 13.66% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2017, both share classes underperformed the 21.69% return of the Russell 1000® Index,1 which is the Portfolio’s secondary benchmark, and outperformed the 15.94% return of the Morningstar Large Value Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective January 9, 2017, Institutional Capital LLC was replaced as subadvisor of the Portfolio with Epoch as interim subadvisor. On the same date, the Portfolio’s investment process was revised. Effective March 13, 2017, the Portfolio’s name changed from MainStay VP ICAP Select Equity Portfolio to MainStay VP Epoch U.S. Equity Yield Portfolio and changes were made to the Portfolio’s investment objective, principal investment strategies, and principal risks. At a shareholder meeting held on March 31, 2017, shareholders approved a proposal to appoint Epoch as non-interim subadvisor to the Portfolio. For more information on these changes, see the prospectus supplement dated January 9, 2017, and the proxy statement dated January 27, 2017. Effective October 31, 2017, Eric Sappenfield no longer serves as a portfolio manager of the Portfolios. Effective November 1, 2017, the Portfolio’s management fees were lowered, and New York Life Investment Management LLC has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investment Management LLC will apply an equivalent waiver or reimbursement to Initial Class shares.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection across a variety of sectors drove the Portfolio’s performance relative to the Russell 1000® Value Index. These sectors included industrials, health care, energy and telecommunication services.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest sectors in terms of relative performance were industrials, energy and health care. This was primarily due to stock selection, although having an underweight position relative to the Russell 1000® Value Index in the energy and health care sectors was also beneficial. The weakest sectors in terms of relative performance were consumer staples and financials, largely because of an overweight position relative to the benchmark in consumer staples and an underweight position in financials. Stock selection in consumer staples also dampened relative performance. The Fund’s cash position, while very small, was nevertheless a drag in a rapidly rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance were provided by pharmaceutical company AbbVie, consumer electronics maker Apple and aerospace & defense contractor Boeing. (Contributions take weightings and total returns into account.) AbbVie, which recently raised its quarterly dividend, saw its shares advance because of continued positive momentum for the company’s franchise drug Humira, encouraging acceptance of the blood cancer drug Imbruvica and favorable new pipeline developments. Apple continued to benefit from strong iPhone unit sales and average selling prices, which were boosted by a shift toward higher-priced phones. Apple continued to drive software and services innovations that enabled the company to capture premium pricing on its hardware. Apple has returned cash to shareholders through dividends and share repurchases. Shares of Boeing trended higher, helped by earnings reports that reflected continued favorable business development driven by strong demand for commercial aircraft, especially the newly launched Boeing 737 MAX. Cash flow generation was strong, and the company’s attractive, growing dividend was well-covered and supplemented with a material share repurchase program.

The Portfolio holdings that detracted the most from the Portfolio’s absolute performance were home appliance maker Whirlpool, beverage company Molson Coors Brewing and food company Kraft Heinz. Whirlpool shares came under pressure when management reported weaker-than-expected margins in North America and softer volume growth outside North America. We exited the position as part of the Portfolio’s transition.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Value Category Average.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

Molson Coors shares declined as investors focused on reinvestment, pricing power and weak U.S. trends. With more reinvestment than investors anticipated, the margin outlook became less compelling. Molson Coors continued to return cash to shareholders through dividends and debt reduction. (Reduction of corporate debt can produce a de facto dividend: assuming the value of the company remains the same, shareholder value is increased as debt is reduced.) Shares of Kraft Heinz lost momentum as investors digested the news about Whole Foods being acquired by Amazon.com and the potential consequences for food retailers. Sales growth at Kraft Heinz was disappointing, but management remained confident that their big bets (launches involving in-depth consumer input) and whitespace initiatives (markets in which the company did not previously compete) were driving incremental growth, which was encouraging for sustainable growth. Management remained committed to returning cash to shareholders through dividends and debt reduction.

Did the Portfolio make any significant purchases or sales during the reporting period?

Epoch began its Subadvisory relationship with the Portfolio in 2017, so all the Portfolio’s holdings were purchased during the reporting period as part of the Portfolio’s transition to the Epoch U.S. Equity Yield strategy.

How did the Portfolio’s sector weightings change during the reporting period?

Any changes in sector weightings during the reporting period resulted from the Portfolio’s transition to the Epoch U.S. Equity Yield strategy. Once the transition was complete, there were no material changes in the Portfolio’s sector weightings.

How was the Portfolio positioned at the end of the reporting period?

The aim of the Epoch U.S. Equity Yield strategy is to invest in companies that return cash to shareholders in the form of dividends, share repurchases and debt reduction. As a result, the utilities sector has the largest sector weight in the Portfolio as of December 31, 2017, despite being one of the smaller sectors in the Russell 1000® Value Index. Consumer staples and industrials were the next-largest respective positions in the Portfolio and represented overweight positions relative to the Index.

As of December 31, 2017, the Portfolio’s most significantly underweight position relative to the Russell 1000® Value Index was financials, largely because of the sector’s large size in the benchmark. As of the same date, the Portfolio also had an underweight position in the energy sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 5.1%
Boeing Co.	62,932	$18,559,276
General Dynamics Corp.	47,657	9,695,817
Lockheed Martin Corp.	56,211	18,046,541
Raytheon Co.	51,934	9,755,802
United Technologies Corp.	91,038	11,613,718

		67,671,154

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	114,255	13,613,483

Automobiles 0.7%
Dong Energy A/S	116,699	9,876,820

Banks 3.5%
Commonwealth Bank of Australia, Sponsored ADR	115,477	7,221,354
M&T Bank Corp.	42,769	7,313,071
People’s United Financial, Inc.	480,239	8,980,469
U.S. Bancorp	214,458	11,490,660
Wells Fargo & Co.	197,883	12,005,562

		47,011,116

Beverages 2.8%
Coca-Cola Co.	159,560	7,320,613
Coca-Cola European Partners PLC	246,230	9,812,265
Molson Coors Brewing Co., Class B	114,255	9,376,908
PepsiCo., Inc.	90,427	10,844,006

		37,353,792

Biotechnology 2.6%
♦AbbVie, Inc.	258,449	24,994,603
Amgen, Inc.	53,690	9,336,691

		34,331,294

Capital Markets 2.3%
BlackRock, Inc.	31,161	16,007,717
CME Group, Inc.	100,814	14,723,885

		30,731,602

Chemicals 2.0%
Agrium, Inc.	75,152	8,642,480
DowDuPont, Inc.	254,783	18,145,645

		26,788,125

Commercial Services & Supplies 2.5%
Deluxe Corp.	127,086	9,765,288
Republic Services, Inc.	125,253	8,468,356
Waste Management, Inc.	166,190	14,342,197

		32,575,841

	Shares	Value
Communications Equipment 1.4%
Cisco Systems, Inc.	473,518	$18,135,739

Containers & Packaging 0.9%
Bemis Co., Inc.	247,452	11,825,731

Distributors 0.9%
Genuine Parts Co.	117,921	11,203,674

Diversified Telecommunication Services 3.7%
AT&T, Inc.	533,396	20,738,436
CenturyLink, Inc.	353,764	5,900,784
♦Verizon Communications, Inc.	432,582	22,896,565

		49,535,785

Electric Utilities 8.3%
American Electric Power Co., Inc.	180,242	13,260,404
♦Duke Energy Corp.	284,111	23,896,576
Entergy Corp.	230,344	18,747,698
Eversource Energy	273,724	17,293,883
Great Plains Energy, Inc.	263,337	8,489,985
PPL Corp.	579,220	17,926,859
Southern Co.	208,959	10,048,838

		109,664,243

Electrical Equipment 2.3%
Eaton Corp. PLC	185,130	14,627,121
Emerson Electric Co.	221,179	15,413,965

		30,041,086

Equity Real Estate Investment Trusts 3.2%
Iron Mountain, Inc.	381,259	14,384,902
Public Storage	40,936	8,555,624
Welltower, Inc.	295,109	18,819,101

		41,759,627

Food & Staples Retailing 1.8%
CVS Health Corp.	100,203	7,264,717
Wal-Mart Stores, Inc.	172,300	17,014,625

		24,279,342

Food Products 2.1%
Campbell Soup Co.	232,788	11,199,431
Kraft Heinz Co.	221,179	17,198,879

		28,398,310

Health Care Equipment & Supplies 0.7%
Medtronic PLC	108,756	8,782,047

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.	42,158	9,294,153

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	196,739	$7,641,343
McDonald’s Corp.	81,873	14,091,981

		21,733,324

Household Products 3.5%
Colgate-Palmolive Co.	92,871	7,007,117
♦Kimberly-Clark Corp.	179,021	21,600,674
Procter & Gamble Co.	196,739	18,076,379

		46,684,170

Industrial Conglomerates 2.7%
♦3M Co.	108,145	25,454,089
Honeywell International, Inc.	67,820	10,400,875

		35,854,964

Insurance 4.4%
Allianz S.E., Sponsored ADR	538,284	12,361,692
Arthur J. Gallagher & Co.	318,327	20,143,733
Marsh & McLennan Cos., Inc.	115,477	9,398,673
MetLife, Inc.	158,858	8,031,860
Travelers Cos., Inc.	63,543	8,618,973

		58,554,931

IT Services 1.6%
Automatic Data Processing, Inc.	61,710	7,231,795
Paychex, Inc.	201,016	13,685,169

		20,916,964

Media 0.5%
Time Warner, Inc.	70,875	6,482,936

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	93,402	8,012,958

Multi-Utilities 7.9%
♦Ameren Corp.	381,259	22,490,468
Black Hills Corp.	122,063	7,337,207
CMS Energy Corp.	341,544	16,155,031
Dominion Energy, Inc.	204,682	16,591,523
NiSource, Inc.	362,929	9,316,388
Vectren Corp.	146,714	9,539,344
♦WEC Energy Group, Inc.	356,819	23,703,486

		105,133,447

Oil, Gas & Consumable Fuels 6.4%
Enterprise Products Partners, L.P.	628,099	16,650,905
Exxon Mobil Corp.	179,632	15,024,420
Magellan Midstream Partners, L.P.	154,446	10,956,399
Occidental Petroleum Corp.	249,285	18,362,333
♦Royal Dutch Shell PLC, Class A, Sponsored ADR	348,876	23,273,518

		84,267,575

	Shares	Value
Pharmaceuticals 4.2%
Johnson & Johnson	149,082	$20,829,737
Merck & Co., Inc.	246,841	13,889,743
Pfizer, Inc.	582,620	21,102,497

		55,821,977

Semiconductors & Semiconductor Equipment 5.6%
Analog Devices, Inc.	139,917	12,456,811
Intel Corp.	240,000	11,078,400
Maxim Integrated Products, Inc.	164,001	8,573,972
Microchip Technology, Inc.	83,708	7,356,259
QUALCOMM, Inc.	157,585	10,088,592
♦Texas Instruments, Inc.	235,232	24,567,630

		74,121,664

Software 2.1%
Microsoft Corp.	250,507	21,428,369
Oracle Corp.	147,249	6,961,932

		28,390,301

Specialty Retail 0.9%
Home Depot, Inc.	65,987	12,506,516

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	63,543	10,753,382

Tobacco 4.7%
♦Altria Group, Inc.	311,606	22,251,784
British American Tobacco PLC, Sponsored ADR	309,162	20,710,762
Philip Morris International, Inc.	179,021	18,913,569

		61,876,115

Wireless Telecommunication Services 1.4%
Vodafone Group PLC, Sponsored ADR	591,440	18,866,936

Total Common Stocks (Cost $1,176,692,362)		1,292,851,124

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Short-Term Investment 2.4%
Repurchase Agreement 2.4%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $32,610,592 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $33,090,000, and a Market Value of $33,261,737)	$32,608,636	$32,608,636

Total Short-Term Investment (Cost $32,608,636)		32,608,636

Total Investments (Cost $1,209,300,998)	99.8%	1,325,459,760
Other Assets, Less Liabilities	0.2	2,045,712
Net Assets	100.0%	$1,327,505,472

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,292,851,124	$—	$—	$1,292,851,124
Short-Term Investment
Repurchase Agreement	—	32,608,636	—	32,608,636

Total Investments in Securities	$1,292,851,124	$32,608,636	$—	$1,325,459,760

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $1,209,300,998)	$1,325,459,760
Receivables:
Dividends and interest	3,116,081
Fund shares sold	205,583

Total assets	1,328,781,424

Liabilities
Payables:
Manager (See Note 3)	714,876
Fund shares redeemed	334,617
NYLIFE Distributors (See Note 3)	114,255
Shareholder communication	59,108
Professional fees	46,508
Custodian	2,182
Trustees	1,630
Accrued expenses	2,776

Total liabilities	1,275,952

Net assets	$1,327,505,472

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$82,637
Additional paid-in capital	1,110,601,098

1,110,683,735
Undistributed net investment income	24,082,857
Accumulated net realized gain (loss) on investments	76,580,118
Net unrealized appreciation (depreciation) on investments	116,158,762

Net assets	$1,327,505,472

Initial Class
Net assets applicable to outstanding shares	$791,461,516

Shares of beneficial interest outstanding	49,009,375

Net asset value per share outstanding	$16.15

Service Class
Net assets applicable to outstanding shares	$536,043,956

Shares of beneficial interest outstanding	33,627,403

Net asset value per share outstanding	$15.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$34,767,211
Interest	53,163
Other income	68,647

Total income	34,889,021

Expenses
Manager (See Note 3)	8,938,535
Distribution/Service—Service Class (See Note 3)	1,335,606
Shareholder communication	273,573
Professional fees	119,999
Trustees	30,866
Custodian	9,116
Miscellaneous	49,246

Total expenses before waiver/reimbursement	10,756,941
Expense waiver/reimbursement from Manager (See Note 3)	(106,018)

Net expenses	10,650,923

Net investment income (loss)	24,238,098

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	121,391,754
Net change in unrealized appreciation (depreciation) on investments	70,288,851

Net realized and unrealized gain (loss) on investments	191,680,605

Net increase (decrease) in net assets resulting from operations	$215,918,703

(a)	Dividends recorded net of foreign withholding taxes in the amount of $682,423.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,238,098	$15,057,805
Net realized gain (loss) on investments	121,391,754	(43,823,568)
Net change in unrealized appreciation (depreciation) on investments	70,288,851	81,399,718

Net increase (decrease) in net assets resulting from operations	215,918,703	52,633,955

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(10,084,134)	(7,082,681)
Service Class	(5,742,511)	(4,511,516)

	(15,826,645)	(11,594,197)

From net realized gain on investments:
Initial Class	—	(91,649,783)
Service Class	—	(78,388,518)

	—	(170,038,301)

Total dividends and distributions to shareholders	(15,826,645)	(181,632,498)

Capital share transactions:
Net proceeds from sale of shares	110,742,068	30,789,265
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,826,645	181,632,498
Cost of shares redeemed	(163,543,805)	(144,384,432)

Increase (decrease) in net assets derived from capital share transactions	(36,975,092)	68,037,331

Net increase (decrease) in net assets	163,116,966	(60,961,212)

Net Assets
Beginning of year	1,164,388,506	1,225,349,718

End of year	$1,327,505,472	$1,164,388,506

Undistributed net investment income at end of year	$24,082,857	$15,671,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014		2013
Net asset value at beginning of year	$13.79	$15.58	$18.94	$17.64		$13.76

Net investment income (loss)	0.30 (a)	0.21 (a)	0.19 (a)	0.48	(a)(b)	0.28
Net realized and unrealized gain (loss) on investments	2.26	0.47	(0.95)	1.07		3.86

Total from investment operations	2.56	0.68	(0.76)	1.55		4.14

Less dividends and distributions:
From net investment income	(0.20)	(0.18)	(0.51)	(0.25)		(0.26)
From net realized gain on investments	—	(2.29)	(2.09)	—		—

Total dividends and distributions	(0.20)	(2.47)	(2.60)	(0.25)		(0.26)

Net asset value at end of year	$16.15	$13.79	$15.58	$18.94		$17.64

Total investment return (c)	18.66%	4.90%	(3.78%)	8.88%		30.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	1.41%	1.07%	2.64	%(b)	1.54%
Net expenses	0.73%	0.79%	0.78%	0.79%		0.79%
Expenses (before waiver/reimbursement)	0.74%	—	—	—		—
Portfolio turnover rate	122%	99%	86%	68%		50%
Net assets at end of year (in 000’s)	$791,462	$637,936	$655,690	$722,647		$709,112

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014		2013
Net asset value at beginning of year	$13.61	$15.40	$18.75	$17.48		$13.63

Net investment income (loss)	0.26 (a)	0.17 (a)	0.15 (a)	0.42	(a)(b)	0.20
Net realized and unrealized gain (loss) on investments	2.24	0.46	(0.95)	1.07		3.87

Total from investment operations	2.50	0.63	(0.80)	1.49		4.07

Less dividends and distributions:
From net investment income	(0.17)	(0.13)	(0.46)	(0.22)		(0.22)
From net realized gain on investments	—	(2.29)	(2.09)	—		—

Total dividends and distributions	(0.17)	(2.42)	(2.55)	(0.22)		(0.22)

Net asset value at end of year	$15.94	$13.61	$15.40	$18.75		$17.48

Total investment return (c)	18.37%	4.63%	(4.02%)	8.61%		29.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.16%	0.82%	2.36	%(b)	1.29%
Net expenses	0.98%	1.04%	1.03%	1.04%		1.04%
Expenses (before waiver/reimbursement)	0.99%	—	—	—		—
Portfolio turnover rate	122%	99%	86%	68%		50%
Net assets at end of year (in 000’s)	$536,044	$526,452	$569,660	$647,096		$614,863

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (formerly known as MainStay VP ICAP Select Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

17

Notes to Financial Statements (continued)

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

18	MainStay VP Epoch U.S. Equity Yield Portfolio

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

19

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as Subadvisor to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets. Effective March 13, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. Prior to March 13, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the rate of: 0.80% up to $250 million; 0.75% from $250 million to $1 billion; and 0.74% on assets over $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.70%.

Effective November 1, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $8,938,535 and waived fees/reimbursed expenses in the amount of $106,018.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,209,390,856	$144,075,402	$(28,006,498)	$116,068,904

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$93,395,967	$7,356,866	$—	$116,068,904	$216,821,737

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The Portfolio utilized $44,432,416 of capital loss carryforwards during the year ended December 31, 2017.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from

20	MainStay VP Epoch U.S. Equity Yield Portfolio

permanent differences; net assets as of December 31, 2017 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$29	$(29)	$—

The reclassifications for the Portfolio are primarily due to security litigations.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$15,826,645	$—	$63,020,997	$118,611,501

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $1,517,032 and $1,545,164, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	6,069,826	$88,010,419
Shares issued to shareholders in reinvestment of dividends and distributions	652,628	10,084,134
Shares redeemed	(3,976,148)	(60,238,243)

Net increase (decrease)	2,746,306	$37,856,310

Year ended December 31, 2016:
Shares sold	259,567	$3,847,228
Shares issued to shareholders in reinvestment of dividends and distributions	7,392,510	98,732,464
Shares redeemed	(3,484,274)	(50,992,669)

Net increase (decrease)	4,167,803	$51,587,023

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,535,676	$22,731,649
Shares issued to shareholders in reinvestment of dividends and distributions	376,283	5,742,511
Shares redeemed	(6,955,755)	(103,305,562)

Net increase (decrease)	(5,043,796)	$(74,831,402)

Year ended December 31, 2016:
Shares sold	1,855,424	$26,942,037
Shares issued to shareholders in reinvestment of dividends and distributions	6,283,530	82,900,034
Shares redeemed	(6,455,499)	(93,391,763)

Net increase (decrease)	1,683,455	$16,450,308

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Equity Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio, formerly known as MainStay VP ICAP Select Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Portfolio investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board acknowledged that the subadvisor to the Portfolio changed effective January 9, 2017, noting that the Portfolio’s investment performance had improved relative to the Portfolio’s peer funds over recent time periods. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s

24	MainStay VP Epoch U.S. Equity Yield Portfolio

investment performance relative to the Portfolio’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio. The Board noted that New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Portfolio, effective March 13, 2017, and an expense limitation agreement, effective November 1, 2017.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life

Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay VP Epoch U.S. Equity Yield Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal — To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Epoch U.S. Equity Yield Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761324	MSVPEUE11-02/18 (NYLIAC) NI521

MainStay VP Large Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	32.39%	15.71%	8.83%	0.77%
Service Class Shares	6/6/2003	32.06	15.42	8.56	1.02

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	30.21%	17.33%	10.00%
S&P 500® Index[4]	21.83	15.79	8.50
Morningstar Large Growth Category Average[5]	27.67	15.29	8.31

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Growth Category Average is representative of portfolios that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,118.40	$4.06	$1,021.40	$3.87	0.76%

Service Class Shares	$1,000.00	$1,117.00	$5.39	$1,020.10	$5.14	1.01%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Software	15.0%
IT Services	13.0
Internet Software & Services	12.3
Internet & Direct Marketing Retail	9.1
Aerospace & Defense	4.8
Semiconductors & Semiconductor Equipment	4.7
Health Care Providers & Services	4.0
Health Care Equipment & Supplies	3.3
Life Sciences Tools & Services	3.1
Technology Hardware, Storage & Peripherals	2.9
Chemicals	2.8
Capital Markets	2.7
Pharmaceuticals	2.6
Media	2.3

Equity Real Estate Investment Trusts	1.9%
Industrial Conglomerates	1.9
Road & Rail	1.8
Specialty Retail	1.8
Air Freight & Logistics	1.7
Textiles, Apparel & Luxury Goods	1.7
Banks	1.5
Biotechnology	1.3
Hotels, Restaurants & Leisure	1.3
Machinery	1.0
Automobiles	0.9
Short-Term Investment	0.6
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.
2.	Microsoft Corp.
3.	Amazon.com, Inc.
4.	Visa, Inc., Class A
5.	Facebook, Inc., Class A
6.	salesforce.com, Inc.
7.	UnitedHealth Group, Inc.
8.	Apple, Inc.
9.	Mastercard, Inc., Class A
10.	Expedia, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Large Cap Growth Portfolio returned 32.39% for Initial Class shares and 32.06% for Service Class shares. Over the same period, both share classes outperformed the 30.21% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index; the 21.83% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the 27.67% return of the Morningstar Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Equity markets were remarkably strong in 2017. Growth equities dominated returns for the year, and the Portfolio generated strong alpha3 during the reporting period. Of the three types of growth, our research concluded that dynamic growth stocks represented the most compelling investment opportunities in 2017. As a result, we positioned the Portfolio at a high level relative to its typical range in the dynamic growth category but near the low end of its typical range in cyclical growth holdings. This positioning helped the Portfolio’s relative performance.

The information technology sector led performance for the year. The Portfolio held an overweight position in the sector throughout the year as our bottom-up modeling uncovered many companies that we believed were attractively valued relative to their growth rates. Best-performing stocks included Chinese e-commerce giant Alibaba Group Holding, Ltd., autonomous driving chip manufacturer Mobileye N.V. and IT software-as-a-service provider ServiceNow. This overweight position provided strong relative performance.

The Portfolio held an underweight position in the consumer staples sector, which provided strong relative performance because the global search for yield during the era of quantitative easing had led to rich valuations in the sector, as had challenged business models.

The Portfolio’s position in the real estate sector, American Tower Corp., was also a strong contributor to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) The stock is structured as a REIT, and the Portfolio’s position in the company sought to take advantage of increasing demand for mobile data usage and the scarcity of cellular towers.

While the Portfolio’s relative performance was very strong overall, positioning in the health care sector detracted. An overweight position in the sector and poor stock selection hurt relative results, as the sector underperformed the benchmark. Biopharmaceutical company Celgene declined as the company’s drug pipeline dwindled. Health care equipment & supplies company DexCom also declined with the news of meaningful competition from Abbott Laboratories for the company’s continuous glucose monitoring device. Both holdings were sold. Although biotechnology company Biogen advanced, the Portfolio’s position detracted from relative performance as investors became concerned about the growth trajectory of the company’s spinal muscular atrophy drug Spinraza. We viewed these concerns as overdone and noted that, at valuations during the reporting period, no real value was being assigned to the company’s potential Alzheimer’s drug.

Holdings in the consumer discretionary sector also detracted, most notably positions in Internet & direct marketing retail company Expedia and telecommunication services company Charter Communications. The stocks were most challenged in the fourth quarter of 2017.

Finally, with our longer-term view of oil prices being lower than consensus expectations, we sold the Portfolio’s two energy holdings, Diamondback Energy and Pioneer Natural Resources, which caused the Portfolio to miss rallies in these securities late in 2017. This modestly detracted from relative performance, although our longer-term view of these companies remains unchanged.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the information technology sector was the strongest contributor to relative performance. The Portfolio held an overweight position in the sector throughout 2017, as our bottom-up modeling uncovered many companies that we believed were attractively valued relative to their growth rates. Having an underweight position in the consumer staples sector also contributed substantially to the Portfolio’s relative performance, as the sector suffered from rich valuations and challenged business models. The Portfolio’s position in the real estate sector through a REIT was also a strong contributor to relative performance.

The Portfolio’s overweight position in health care detracted from relative performance, as the sector underperformed the Russell

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.
3.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Large Cap Growth Portfolio

1000® Growth Index. The Portfolio’s consumer discretionary holdings also underperformed sector-related holdings in the benchmark, detracting from relative performance. Since we expected oil prices to be lower than consensus expectations, we sold the Portfolio’s energy holdings, which detracted from relative performance, although our longer-term view remained unchanged.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

For the 12 months ended December 31, 2017, the strongest positive contributor to the Portfolio’s absolute performance was e-commerce company Amazon.com, which continued to disrupt the traditional retail brick-and-mortar model. A position in payments technology company Visa contributed positively to the Portfolio’s absolute performance, as the company enjoyed continued strength in payments and cross-border volumes. Global technology and consumer electronics company Apple also made a positive contribution to the Portfolio’s absolute performance during the year as the company benefited from the launch of the iPhone 8 and the 10th anniversary iPhone X.

Among the weakest-contributing holdings during the reporting period was DexCom, whose shares declined with the news of meaningful competition from Abbott Laboratories for the company’s continuous glucose monitoring device. Biopharmaceutical company Celgene also declined as the company’s drug pipeline dwindled. In light of our longer-term view that oil prices would be lower than consensus expectations, we sold the Portfolio’s position in Diamondback Energy earlier in the reporting period, missing the stock’s rally late in the year.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of aerospace company Boeing during the reporting period as we modeled attractive valuation,

strong earnings and free cash flow amid confidence in increased production and reduced costs. The Portfolio also purchased shares of medical device company Baxter International, as the company is emerging as a consistent grower with a forecast of accelerating revenue growth and margin expansion. We believe that both of these companies are likely to benefit from lower corporate taxes.

The Portfolio sold its position in biopharmaceutical company Celgene as the stock declined because of a dwindling drug pipeline. Medical device manufacturer Boston Scientific was also sold because we expected that the then-likely tax reform could pose another headwind to the company’s earnings.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its active weighting relative to the Russell 1000® Growth Index in financials and information technology and, to a lesser degree, in health care. Over the same period, the Portfolio decreased its active weightings relative to the benchmark in consumer discretionary and energy.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio’s most substantially overweight sectors relative to the Russell 1000® Growth Index included information technology (by more than nine percentage points) and health care (by more than one percentage point). As of the same date, the Portfolio’s most substantially underweight sectors included consumer staples (by more than six percentage points) and industrials and consumer discretionary (both by more than one percentage point).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 4.8%
Boeing Co.	34,100	$10,056,431
General Dynamics Corp.	53,200	10,823,540
Northrop Grumman Corp.	41,050	12,598,656
Raytheon Co.	63,800	11,984,830

		45,463,457

Air Freight & Logistics 1.7%
FedEx Corp.	65,550	16,357,347

Automobiles 0.9%
Ferrari N.V.	79,900	8,376,716

Banks 1.5%
JPMorgan Chase & Co.	129,400	13,838,036

Biotechnology 1.3%
Biogen, Inc. (a)	38,200	12,169,374

Capital Markets 2.7%
Intercontinental Exchange, Inc.	210,600	14,859,936
Moody’s Corp.	70,840	10,456,692

		25,316,628

Chemicals 2.8%
Ecolab, Inc.	91,050	12,217,089
Sherwin-Williams Co.	34,610	14,191,484

		26,408,573

Equity Real Estate Investment Trusts 1.9%
American Tower Corp.	126,100	17,990,687

Health Care Equipment & Supplies 3.3%
Baxter International, Inc.	144,000	9,308,160
Becton Dickinson & Co.	42,150	9,022,629
Edwards Lifesciences Corp. (a)	110,175	12,417,824

		30,748,613

Health Care Providers & Services 4.0%
Cigna Corp.	46,700	9,484,303
♦UnitedHealth Group, Inc.	130,550	28,781,053

		38,265,356

Hotels, Restaurants & Leisure 1.3%
Hilton Worldwide Holdings, Inc.	148,950	11,895,147

Industrial Conglomerates 1.9%
Honeywell International, Inc.	114,825	17,609,562

	Shares	Value
Internet & Direct Marketing Retail 9.1%
♦Amazon.com, Inc. (a)	40,410	$47,258,282
♦Expedia, Inc.	164,570	19,710,549
Netflix, Inc. (a)	49,400	9,482,824
Priceline Group, Inc. (a)	5,470	9,505,438

		85,957,093

Internet Software & Services 12.3%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	111,300	19,191,459
♦Alphabet, Inc. (a)
Class A	22,625	23,833,175
Class C	24,699	25,845,034
CoStar Group, Inc. (a)	34,455	10,231,412
♦Facebook, Inc., Class A (a)	209,050	36,888,963

		115,990,043

IT Services 13.0%
Automatic Data Processing, Inc.	84,600	9,914,274
Cognizant Technology Solutions Corp., Class A	161,700	11,483,934
Fidelity National Information Services, Inc.	105,400	9,917,086
Fiserv, Inc. (a)	97,550	12,791,732
♦Mastercard, Inc., Class A	140,200	21,220,672
PayPal Holdings, Inc. (a)	218,950	16,119,099
♦Visa, Inc., Class A	364,350	41,543,187

		122,989,984

Life Sciences Tools & Services 3.1%
Illumina, Inc. (a)	54,700	11,951,403
Thermo Fisher Scientific, Inc.	91,100	17,298,068

		29,249,471

Machinery 1.0%
Fortive Corp.	137,300	9,933,655

Media 2.3%
Charter Communications, Inc., Class A (a)	49,750	16,714,010
Comcast Corp., Class A	125,600	5,030,280

		21,744,290

Pharmaceuticals 2.6%
Eli Lilly & Co.	111,000	9,375,060
Zoetis, Inc.	212,250	15,290,490

		24,665,550

Road & Rail 1.8%
Union Pacific Corp.	125,200	16,789,320

Semiconductors & Semiconductor Equipment 4.7%
ASML Holding N.V., Registered	102,800	17,868,696
Broadcom, Ltd.	58,750	15,092,875

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	56,800	$10,990,800

		43,952,371

Software 15.0%
Adobe Systems, Inc. (a)	80,800	14,159,392
Electronic Arts, Inc. (a)	92,000	9,665,520
Intuit, Inc.	75,800	11,959,724
♦Microsoft Corp.	570,300	48,783,462
♦Salesforce.com, Inc. (a)	317,650	32,473,360
ServiceNow, Inc. (a)	76,700	10,000,913
Splunk, Inc. (a)	173,600	14,381,024

		141,423,395

Specialty Retail 1.8%
Home Depot, Inc.	91,500	17,341,995

Technology Hardware, Storage & Peripherals 2.9%
♦Apple, Inc.	163,525	27,673,336

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	258,050	16,141,028

Total Common Stocks (Cost $696,418,975)		938,291,027

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $5,670,790 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $5,755,000 and a Market Value of $5,784,868)	$5,670,449	$5,670,449

Total Short-Term Investment (Cost $5,670,449)		5,670,449

Total Investments (Cost $702,089,424)	100.0%	943,961,476
Other Assets, Less Liabilities	0.0 ‡	413,884
Net Assets	100.0%	$944,375,360

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$938,291,027	$—	$—	$938,291,027
Short-Term Investment
Repurchase Agreement	—	5,670,449	—	5,670,449

Total Investments in Securities	$938,291,027	$5,670,449	$—	$943,961,476

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $702,089,424)	$943,961,476
Receivables:
Investment securities sold	636,238
Fund shares sold	485,871
Dividends and interest	302,882

Total assets	945,386,467

Liabilities
Payables:
Manager (See Note 3)	592,322
Fund shares redeemed	201,177
NYLIFE Distributors (See Note 3)	121,917
Shareholder communication	51,980
Professional fees	37,893
Custodian	2,467
Trustees	1,168
Accrued expenses	2,183

Total liabilities	1,011,107

Net assets	$944,375,360

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,483
Additional paid-in capital	574,757,108

574,797,591
Accumulated net realized gain (loss) on investments	127,705,717
Net unrealized appreciation (depreciation) on investments	241,872,052

Net assets	$944,375,360

Initial Class
Net assets applicable to outstanding shares	$368,861,203

Shares of beneficial interest outstanding	15,422,501

Net asset value per share outstanding	$23.92

Service Class
Net assets applicable to outstanding shares	$575,514,157

Shares of beneficial interest outstanding	25,060,808

Net asset value per share outstanding	$22.96

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends	$8,012,983
Interest	10,489

Total income	8,023,472

Expenses
Manager (See Note 3)	6,919,224
Distribution/Service—Service Class (See Note 3)	1,287,916
Professional fees	92,974
Shareholder communication	68,527
Trustees	23,176
Custodian	11,544
Miscellaneous	38,462

Total expenses before waiver/reimbursement	8,441,823
Expense waiver/reimbursement from Manager (See Note 3)	(28,591)

Net expenses	8,413,232

Net investment income (loss)	(389,760)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	128,780,035
Net change in unrealized appreciation (depreciation) on investments	136,310,010

Net realized and unrealized gain (loss) on investments	265,090,045

Net increase (decrease) in net assets resulting from operations	$264,700,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(389,760)	$(447,462)
Net realized gain (loss) on investments	128,780,035	33,323,148
Net change in unrealized appreciation (depreciation) on investments	136,310,010	(55,608,438)

Net increase (decrease) in net assets resulting from operations	264,700,285	(22,732,752)

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(13,829,475)	(37,645,350)
Service Class	(19,420,393)	(38,025,475)

Total distributions to shareholders	(33,249,868)	(75,670,825)

Capital share transactions:
Net proceeds from sale of shares	97,254,470	245,856,696
Net asset value of shares issued to shareholders in reinvestment of distributions	33,249,868	75,670,825
Cost of shares redeemed	(371,033,299)	(158,970,224)

Increase (decrease) in net assets derived from capital share transactions	(240,528,961)	162,557,297

Net increase (decrease) in net assets	(9,078,544)	64,153,720

Net Assets

Beginning of year	953,453,904	889,300,184

End of year	$944,375,360	$953,453,904

Net investment income	$—	$—

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016	2015	2014	2013
Net asset value at beginning of year	$18.71		$20.83	$22.48	$22.83	$16.88

Net investment income (loss) (a)	0.02		0.01	(0.00)‡	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	6.00		(0.43)	1.22	2.29	6.11

Total from investment operations	6.02		(0.42)	1.22	2.28	6.12

Less dividends and distributions:
From net investment income	—		—	—	—	(0.06)
From net realized gain on investments	(0.81)		(1.70)	(2.87)	(2.63)	(0.11)

Total dividends and distributions	(0.81)		(1.70)	(2.87)	(2.63)	(0.17)

Net asset value at end of year	$23.92		$18.71	$20.83	$22.48	$22.83

Total investment return (b)	32.39%		(2.27%)	6.18%	10.63%	36.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%		0.07%	(0.01%)	(0.03%)	0.07%
Net expenses	0.76	%(c)	0.77%	0.77%	0.77%	0.77%
Portfolio turnover rate	53%		94%	71%	78%	74%
Net assets at end of year (in 000’s)	$368,861		$518,425	$448,409	$410,122	$428,354

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,
Service Class	2017		2016	2015	2014	2013
Net asset value at beginning of year	$18.03		$20.18	$21.93	$22.39	$16.56

Net investment income (loss) (a)	(0.03)		(0.03)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	5.77		(0.42)	1.18	2.23	6.00

Total from investment operations	5.74		(0.45)	1.12	2.17	5.97

Less dividends and distributions:
From net investment income	—		—	—	—	(0.03)
From net realized gain on investments	(0.81)		(1.70)	(2.87)	(2.63)	(0.11)

Total dividends and distributions	(0.81)		(1.70)	(2.87)	(2.63)	(0.14)

Net asset value at end of year	$22.96		$18.03	$20.18	$21.93	$22.39

Total investment return (b)	32.06%		(2.52%)	5.91%	10.35%	36.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)		(0.17%)	(0.26%)	(0.28%)	(0.18%)
Net expenses	1.01	% (c)	1.02%	1.02%	1.02%	1.02%
Portfolio turnover rate	53%		94%	71%	78%	74%
Net assets at end of year (in 000’s)	$575,514		$435,029	$440,891	$373,762	$324,801

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Large Cap Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing

17

Notes to Financial Statements (continued)

tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the

Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

18	MainStay VP Large Cap Growth Portfolio

Note 3–Fees and Related Party Transactions

(A)   Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2018, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2017, the effective management fee rate was 0.74%, exclusive of any applicable waivers/reimbursements.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $6,919,224 and waived fees/reimbursed expenses in the amount of $28,591.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations.

For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$703,039,572	$245,408,060	$(4,486,156)	$240,921,904

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$21,428,939	$107,226,926	$—	$240,921,904	$369,577,769

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$389,760	$(545,790)	$156,030

19

Notes to Financial Statements (continued)

The reclassifications for the Portfolio are primarily due to return of capital distributions received, Real Estate Investment Trusts (REITs) and a net operating loss expiration.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$33,249,868	$—	$75,670,825

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $495,702 and $765,614, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	807,888	$16,992,083
Shares issued to shareholders in reinvestment of dividends and distributions	603,039	13,829,475
Shares redeemed	(13,699,672)	(292,415,369)

Net increase (decrease)	(12,288,745)	$(261,593,811)

Year ended December 31, 2016:
Shares sold	8,384,466	$164,789,515
Shares issued to shareholders in reinvestment of dividends and distributions	1,946,406	37,645,350
Shares redeemed	(4,150,941)	(81,099,269)

Net increase (decrease)	6,179,931	$121,335,596

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,781,044	$80,262,387
Shares issued to shareholders in reinvestment of dividends and distributions	881,428	19,420,393
Shares redeemed	(3,726,354)	(78,617,930)

Net increase (decrease)	936,118	$21,064,850

Year ended December 31, 2016:
Shares sold	4,316,999	$81,067,181
Shares issued to shareholders in reinvestment of dividends and distributions	2,038,431	38,025,475
Shares redeemed	(4,073,363)	(77,870,955)

Net increase (decrease)	2,282,067	$41,221,701

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Winslow Capital together with responses from New York Life Investments and Winslow Capital to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Winslow Capital. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s

22	MainStay VP Large Cap Growth Portfolio

consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Winslow Capital and continuous analysis of, and interactions with, Winslow Capital with respect to, among other things, Portfolio investment performance and risk as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Portfolio. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Winslow Capital’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Winslow Capital to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Portfolio was the result of arm’s-length negotiations. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Portfolio.

24	MainStay VP Large Cap Growth Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Winslow Capital are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

25

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay VP Large Cap Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

28	MainStay VP Large Cap Growth Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761335	MSVPLG11-02/18 (NYLIAC) NI525

MainStay VP Epoch U.S. Small Cap Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	15.80%	13.71%	6.86%	0.81%
Service Class Shares	6/5/2003	15.52	13.43	6.59	1.06

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	16.81%	14.33%	9.22%
Morningstar Small Blend Category Average[3]	12.28	12.99	8.13

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Russell 2500™ Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,090.30	$4.16	$1,021.20	$4.02	0.79%

Service Class Shares	$1,000.00	$1,089.00	$5.48	$1,020.00	$5.30	1.04%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Small Cap Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Banks	13.9%
Hotels, Restaurants & Leisure	9.2
Machinery	5.0
Health Care Providers & Services	4.8
Equity Real Estate Investment Trusts	4.7
Commercial Services & Supplies	4.1
Capital Markets	4.0
Food Products	3.7
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.4
Metals & Mining	3.2
Building Products	2.9
Electronic Equipment, Instruments & Components	2.8
Life Sciences Tools & Services	2.7
Health Care Equipment & Supplies	2.5
Energy Equipment & Services	2.4
Communications Equipment	2.1
Aerospace & Defense	2.0

Auto Components	2.0%
Construction Materials	2.0
Insurance	2.0
Road & Rail	1.9
Software	1.8
Multi-Utilities	1.7
Real Estate Management & Development	1.7
Textiles, Apparel & Luxury Goods	1.7
Leisure Products	1.5
Pharmaceuticals	1.3
Chemicals	1.2
Household Products	1.1
Independent Power & Renewable Electricity Producers	0.6
Thrifts & Mortgage Finance	0.6
Short-Term Investments	1.9
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	JELD-WEN Holding, Inc.

2.	Texas Capital Bancshares, Inc.

3.	Bank of Hawaii Corp.

4.	Compass Minerals International, Inc.

5.	Hexcel Corp.
6.	Bank of The Ozarks, Inc.

7.	BankUnited, Inc.

8.	Summit Materials, Inc., Class A

9.	LCI Industries

10.	Sabre Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter and Michael J. Caputo of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Epoch U.S. Small Cap Portfolio returned 15.80% for Initial Class shares and 15.52% for Service Class shares. Over the same period, both share classes underperformed the 16.81% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark, and outperformed the 12.28% return of the Morningstar Small Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The largest positive influence on the Portfolio’s performance relative to the Russell 2500™ Index was stock selection in the consumer discretionary sector. The largest negative influence on the Portfolio’s relative performance was stock selection in the consumer staples sector.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2500™ Index were consumer discretionary, real estate and energy. (Contributions take weightings and total returns into account.) The influence of the consumer discretionary sector was entirely due to stock selection. The energy sector provided negative returns for the reporting period. The Portfolio, however, had a smaller position in the energy sector than the benchmark, and the Portfolio’s energy holdings held up better than the market. The weakest sector contributions came from consumer staples and industrials, mostly because of stock selection. The Portfolio’s cash position, though small, was a drag on relative performance in a rapidly rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Portfolio’s absolute returns were Universal Display, NVR and Coherent. Universal Display, a manufacturer of organic light emitting diodes (OLEDs), saw its share price triple as revenues increased from higher royalty fees. The company is the exclusive patent holder for this technology, which we expect to be used in the next generation of screens for smart phones. NVR, a home builder, saw its stock price supported by strong new home sales. Coherent is a designer of laser systems used for a variety of purposes including the annealing of LCD- and OLED-based displays. Coherent’s share price was helped by growing revenues and profits as the use of OLED technology increased. The Portfolio sold NVR and Coherent on strength.

The stocks that detracted the most from the Portfolio’s absolute returns were TreeHouse Foods, Advance Auto Parts and Sally Beauty Holdings, all of which saw double-digit declines. TreeHouse Foods is a multinational food-processing company. Its shares fell in November after the company reported lower-than-expected third-quarter results and lowered guidance for the full year. These difficulties were due to weakness in the private brands business that the company had acquired from ConAgra in 2016. While the report was disappointing, we believed that this weakness would be short-lived and that the company remained on track to deliver solid free-cash-flow growth in 2018. Advance Auto Parts is the largest retailer of automotive parts and accessories. The company struggled to integrate its acquisition of General Parts. As a result, the company missed expectations for revenue growth, margin improvement and cash generation. A softening industry environment has exacerbated these challenges. Upon review, we sold the Portfolio’s position in the company. We also sold the Portfolio’s position in specialty retailer Sally Beauty Holdings after the company reported disappointing revenues and lowered expectations for same-store sales

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several purchases during the reporting period, including Signature Bank and Papa John’s International. Signature Bank, a commercial bank with 30 private-client offices in the New York metropolitan area, caters to private business owners and their senior managers by providing one point of contact for all of their possible banking needs, an area often overlooked by large financial institutions. In our opinion, the company’s strategy has resulted in a highly efficient bank with excellent financial results. Signature Bank has historically traded at a significant premium to the banking group, but now trades at a discount because of recent issues, including the company’s taxi medallion portfolio and general regulatory scrutiny of banks with significant concentrations in commercial real estate. Signature Bank also suffered from sensitivity to higher interest rates because, unlike larger banks, it tends to be funded with wholesale deposits that are sensitive to short-term rates. When interest rates rise, the company’s deposit funding costs can rise faster than its longer-term loan income. We viewed these short-term concerns as minor since the company had shown itself able to maintain profits during previous interest-rate cycles, and we believed that we could acquire a premier banking franchise for the Portfolio at an attractive price.

1.	See footnote on page 5 for more information on the Russell 2500™ Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.

8	MainStay VP Epoch U.S. Small Cap Portfolio

Papa John’s International operates and franchises pizza restaurants, with 5,000 units in 45 countries. Franchises represent 85% of those units. Papa John’s stock declined in 2017 on a slowdown in same-store sales momentum and negative headlines related to the company’s partnership with the NFL. This provided us with a unique opportunity to purchase a position in what we believe to be one of the best consumer businesses at an attractive price. In our opinion, the company has an economically resilient and capital-light business model in which it collects a royalty rate on the sales at franchised restaurants. We believe that the company has a long runway for growth. Papa John’s strong brand, focus on quality, excellent owner-operator management team and disciplined capital allocation has historically led to consistent market-share gains and, in our opinion, excellent long-term shareholder returns.

In addition to the sales previously discussed, we closed positions in Service Corporation International (a funeral services and goods provider) and KAR Auction Services (a used vehicle auctioneer and financing provider) after strong share-price appreciation. We also sold medical supply company Patterson Companies, as its transition away from an exclusive selling arrangement with Sirona for its dental products increased the risk profile of its business model. The Portfolio also sold flooring company Armstrong World Industries amid concerns about industry overcapacity in some of its product lines.

How did the Portfolio’s sector weightings change during the reporting period?

Changes in sector weightings were modest. During the reporting period, the Portfolio reduced its weightings in the consumer discretionary, industrials and information technology sectors. Over the same period, the Portfolio increased its weightings in the materials and real estate sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the most significantly overweight position relative to the Russell 2500™ Index was in the financials sector. As of the same date, the most significantly underweight positions were in the real estate and information technology sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 2.0%
♦Hexcel Corp.	167,861	$10,382,203

Auto Components 2.0%
♦LCI Industries	76,651	9,964,630

Banks 13.9%
♦Bank of Hawaii Corp.	129,547	11,102,178
♦Bank of The Ozarks, Inc.	211,040	10,224,888
♦BankUnited, Inc.	249,031	10,140,542
Eagle Bancorp, Inc. (a)	108,258	6,268,138
Horizon Bancorp	91,571	2,545,674
LegacyTexas Financial Group, Inc.	122,314	5,162,874
Signature Bank (a)	67,593	9,277,815
♦Texas Capital Bancshares, Inc. (a)	126,021	11,203,267
Western Alliance Bancorp (a)	90,709	5,135,944

		71,061,320

Building Products 2.9%
Insteel Industries, Inc.	126,691	3,587,889
♦JELD-WEN Holding, Inc. (a)	288,695	11,365,922

		14,953,811

Capital Markets 4.0%
Artisan Partners Asset Management, Inc., Class A	80,668	3,186,386
Diamond Hill Investment Group, Inc.	32,301	6,675,325
Morningstar, Inc.	70,626	6,848,603
Pzena Investment Management, Inc., Class A	364,509	3,889,311

		20,599,625

Chemicals 1.2%
Valvoline, Inc.	235,308	5,896,818

Commercial Services & Supplies 4.1%
Casella Waste Systems, Inc., Class A (a)	359,706	8,280,432
Knoll, Inc.	240,327	5,537,134
US Ecology, Inc.	137,904	7,033,104

		20,850,670

Communications Equipment 2.1%
Harmonic, Inc. (a)	1,002,650	4,211,130
NetScout Systems, Inc. (a)	209,868	6,390,481

		10,601,611

Construction Materials 2.0%
♦Summit Materials, Inc., Class A (a)	320,051	10,062,399

Electronic Equipment, Instruments & Components 2.8%
Universal Display Corp.	56,189	9,701,031
VeriFone Systems, Inc. (a)	270,787	4,795,638

		14,496,669

	Shares	Value
Energy Equipment & Services 2.4%
Core Laboratories N.V.	21,153	$2,317,311
Newpark Resources, Inc. (a)	459,569	3,952,293
Oil States International, Inc. (a)	212,212	6,005,600

		12,275,204

Equity Real Estate Investment Trusts 4.7%
CubeSmart	171,710	4,965,853
GEO Group, Inc.	337,449	7,963,797
Kite Realty Group Trust	214,052	4,195,419
Physicians Realty Trust	395,819	7,120,784

		24,245,853

Food Products 3.7%
B&G Foods, Inc.	221,918	7,800,418
Fresh Del Monte Produce, Inc.	105,102	5,010,212
TreeHouse Foods, Inc. (a)	124,014	6,133,732

		18,944,362

Health Care Equipment & Supplies 2.5%
LeMaitre Vascular, Inc.	198,778	6,329,091
LivaNova PLC (a)	79,987	6,392,561

		12,721,652

Health Care Providers & Services 4.8%
Centene Corp. (a)	49,083	4,951,493
Encompass Health Corp.	167,359	8,269,208
Molina Healthcare, Inc. (a)	70,960	5,441,213
Universal Health Services, Inc., Class B	50,412	5,714,200

		24,376,114

Hotels, Restaurants & Leisure 9.2%
Cedar Fair, L.P.	119,327	7,755,062
Cheesecake Factory, Inc.	128,030	6,168,485
Eldorado Resorts, Inc. (a)	243,507	8,072,257
Extended Stay America, Inc.	277,686	5,276,034
Papa John’s International, Inc.	144,108	8,085,900
Playa Hotels & Resorts N.V. (a)	333,045	3,593,556
Red Rock Resorts, Inc., Class A	246,353	8,311,950

		47,263,244

Household Products 1.1%
Central Garden & Pet Co., Class A (a)	142,422	5,370,734

Independent Power & Renewable Electricity Producers 0.6%
Algonquin Power & Utilities Corp.	296,314	3,306,864

Insurance 2.0%
Markel Corp. (a)	4,628	5,271,894
ProAssurance Corp.	88,487	5,057,032

		10,328,926

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 3.6%
CSRA, Inc.	285,969	$8,556,192
♦Sabre Corp.	476,735	9,773,068

		18,329,260

Leisure Products 1.5%
Brunswick Corp.	135,059	7,457,958

Life Sciences Tools & Services 2.7%
Bio-Rad Laboratories, Inc., Class A (a)	24,954	5,955,771
Bio-Techne Corp.	61,164	7,923,796

		13,879,567

Machinery 5.0%
John Bean Technologies Corp.	68,115	7,547,142
Kadant, Inc.	51,652	5,185,861
Mueller Industries, Inc.	115,646	4,097,338
Woodward, Inc.	112,967	8,646,494

		25,476,835

Metals & Mining 3.2%
♦Compass Minerals International, Inc.	143,780	10,388,105
Reliance Steel & Aluminum Co.	72,550	6,224,064

		16,612,169

Multi-Utilities 1.7%
Black Hills Corp.	148,542	8,928,860

Pharmaceuticals 1.3%
Pacira Pharmaceuticals, Inc. (a)	150,455	6,868,271

Real Estate Management & Development 1.7%
Howard Hughes Corp. (a)	65,940	8,655,944

Road & Rail 1.9%
Genesee & Wyoming, Inc., Class A (a)	120,159	9,460,118

Semiconductors & Semiconductor Equipment 3.4%
Cypress Semiconductor Corp.	367,856	5,606,125
Inphi Corp. (a)	180,171	6,594,259
Marvell Technology Group, Ltd.	252,922	5,430,235

		17,630,619

Software 1.8%
Barracuda Networks, Inc. (a)	96,566	2,655,565
PTC, Inc. (a)	110,560	6,718,731

		9,374,296

Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc.	74,140	8,710,709

	Shares	Value
Thrifts & Mortgage Finance 0.6%
Hingham Institution For Savings	15,084	$3,122,388

Total Common Stocks (Cost $435,287,662)		502,209,703

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $10,050,944 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 3/31/22, with a Principal Amount of $10,395,000 and a Market Value of $10,255,759)	$10,050,341	10,050,341

Total Short-Term Investment (Cost $10,050,341)		10,050,341

Total Investments (Cost $445,338,003)	100.0%	512,260,044
Other Assets, Less Liabilities	(0.0)‡	(128,165)
Net Assets	100.0%	$512,131,879

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$502,209,703	$—	$—	$502,209,703
Short-Term Investment
Repurchase Agreement	—	10,050,341	—	10,050,341

Total Investments in Securities	$502,209,703	$10,050,341	$—	$512,260,044

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $445,338,003)	$512,260,044
Receivables:
Dividends and interest	854,905
Fund shares sold	263,162

Total assets	513,378,111

Liabilities
Payables:
Investment securities purchased	485,327
Manager (See Note 3)	338,215
Fund shares redeemed	308,580
NYLIFE Distributors (See Note 3)	47,496
Professional fees	38,212
Shareholder communication	23,708
Custodian	2,622
Trustees	651
Accrued expenses	1,421

Total liabilities	1,246,232

Net assets	$512,131,879

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,122
Additional paid-in capital	388,962,131

389,001,253
Undistributed net investment income	3,373,172
Accumulated net realized gain (loss) on investments	52,835,413
Net unrealized appreciation (depreciation) on investments	66,922,041

Net assets	$512,131,879

Initial Class
Net assets applicable to outstanding shares	$288,190,874

Shares of beneficial interest outstanding	21,633,050

Net asset value per share outstanding	$13.32

Service Class
Net assets applicable to outstanding shares	$223,941,005

Shares of beneficial interest outstanding	17,489,103

Net asset value per share outstanding	$12.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$4,932,188
Non-cash dividends	621,565
Interest	13,328

Total income	5,567,081

Expenses
Manager (See Note 3)	3,874,449
Distribution/Service—Service Class (See Note 3)	526,048
Professional fees	73,581
Shareholder communication	41,501
Trustees	12,308
Custodian	9,674
Miscellaneous	22,155

Total expenses	4,559,716

Net investment income (loss)	1,007,365

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	55,537,545
Net change in unrealized appreciation (depreciation) on investments	17,591,312

Net realized and unrealized gain (loss) on investments	73,128,857

Net increase (decrease) in net assets resulting from operations	$74,136,222

(a)	Dividends recorded net of foreign withholding taxes in the amount of $16,589.

14	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,007,365	$3,629,376
Net realized gain (loss) on investments	55,537,545	44,697,350
Net change in unrealized appreciation (depreciation) on investments	17,591,312	31,036,947

Net increase (decrease) in net assets resulting from operations	74,136,222	79,363,673

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,376,109)	(1,335,425)
Service Class	(596,681)	(357,424)

	(1,972,790)	(1,692,849)

From net realized gain on investments:
Initial Class	(26,623,471)	(14,354,673)
Service Class	(20,467,471)	(9,131,749)

	(47,090,942)	(23,486,422)

Total dividends and distributions to shareholders	(49,063,732)	(25,179,271)

Capital share transactions:
Net proceeds from sale of shares	41,870,233	68,743,450
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	49,063,732	25,179,271
Cost of shares redeemed	(98,609,916)	(120,229,987)

Increase (decrease) in net assets derived from capital share transactions	(7,675,951)	(26,307,266)

Net increase (decrease) in net assets	17,396,539	27,877,136

Net Assets
Beginning of year	494,735,340	466,858,204

End of year	$512,131,879	$494,735,340

Undistributed net investment income at end of year	$3,373,172	$4,288,527

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.71	$11.53	$13.52	$13.78	$10.06

Net investment income (loss) (a)	0.04	0.10	0.08	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.90	1.72	(0.58)	0.72	3.76

Total from investment operations	1.94	1.82	(0.50)	0.81	3.81

Less dividends and distributions:
From net investment income	(0.07)	(0.05)	(0.07)	(0.04)	(0.09)
From net realized gain on investments	(1.26)	(0.59)	(1.42)	(1.03)	—

Total dividends and distributions	(1.33)	(0.64)	(1.49)	(1.07)	(0.09)

Net asset value at end of year	$13.32	$12.71	$11.53	$13.52	$13.78

Total investment return (b)	15.80%	16.17%	(3.86%)	6.59%	37.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	0.82%	0.63%	0.68%	0.39%
Net expenses	0.80%	0.81%	0.81%	0.82%	0.82%
Portfolio turnover rate	58%	78%	41%	42%	40%
Net assets at end of year (in 000’s)	$288,191	$295,531	$282,077	$204,562	$232,795

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.27	$11.15	$13.12	$13.41	$9.80

Net investment income (loss) (a)	0.01	0.07	0.04	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.82	1.66	(0.55)	0.70	3.67

Total from investment operations	1.83	1.73	(0.51)	0.76	3.68

Less dividends and distributions:
From net investment income	(0.04)	(0.02)	(0.04)	(0.02)	(0.07)
From net realized gain on investments	(1.26)	(0.59)	(1.42)	(1.03)	—

Total dividends and distributions	(1.30)	(0.61)	(1.46)	(1.05)	(0.07)

Net asset value at end of year	$12.80	$12.27	$11.15	$13.12	$13.41

Total investment return (b)	15.52%	15.88%	(4.10%)	6.33%	37.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.60%	0.33%	0.44%	0.13%
Net expenses	1.05%	1.06%	1.06%	1.07%	1.07%
Portfolio turnover rate	58%	78%	41%	42%	40%
Net assets at end of year (in 000’s)	$223,941	$199,205	$184,781	$199,493	$192,987

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Small Cap Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

18	MainStay VP Epoch U.S. Small Cap Portfolio

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or

Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

19

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.80% up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.77%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,874,449.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$446,314,921	$77,263,313	$(11,318,190)	$65,945,123

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$21,295,993	$35,837,997	$51,513	$65,945,123	$123,130,626

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$50,070	$(50,070)	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received and REITs.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$10,366,664	$38,697,068	$1,692,849	$23,486,422

20	MainStay VP Epoch U.S. Small Cap Portfolio

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $287,641 and $341,434, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	897,534	$11,755,927
Shares issued to shareholders in reinvestment of dividends and distributions	2,222,836	27,999,580
Shares redeemed	(4,736,049)	(62,456,458)

Net increase (decrease)	(1,615,679)	$(22,700,951)

Year ended December 31, 2016:
Shares sold	4,367,533	$46,176,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,325,255	15,690,098
Shares redeemed	(6,901,432)	(84,470,394)

Net increase (decrease)	(1,208,644)	$(22,603,478)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	2,366,249	$30,114,306
Shares issued to shareholders in reinvestment of dividends and distributions	1,738,752	21,064,152
Shares redeemed	(2,852,162)	(36,153,458)

Net increase (decrease)	1,252,839	$15,025,000

Year ended December 31, 2016:
Shares sold	1,964,613	$22,566,632
Shares issued to shareholders in reinvestment of dividends and distributions	829,923	9,489,173
Shares redeemed	(3,129,270)	(35,759,593)

Net increase (decrease)	(334,734)	$(3,703,788)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Small Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Epoch U.S. Small Cap Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Portfolio investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment

24	MainStay VP Epoch U.S. Small Cap Portfolio

returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay VP Epoch U.S. Small Cap Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Epoch U.S. Small Cap Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761325	MSVPEUSC11-02/18 (NYLIAC) NI517

MainStay VP Mid Cap Core Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	7/2/2001	19.14%	15.72%	8.75%	0.90%
Service Class Shares	6/5/2003	18.85	15.43	8.48	1.15

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	18.52%	14.96%	9.11%
Morningstar Mid-Cap Blend Category Average[4]	15.93	13.28	7.86

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,117.30	$4.59	$1,020.90	$4.38	0.86%

Service Class Shares	$1,000.00	$1,115.90	$5.92	$1,019.60	$5.65	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mid Cap Core Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Equity Real Estate Investment Trusts	7.0%
Insurance	6.0
IT Services	5.8
Capital Markets	5.4
Oil, Gas & Consumable Fuels	5.4
Hotels, Restaurants & Leisure	4.0
Software	4.0
Semiconductors & Semiconductor Equipment	3.7
Multi-Utilities	3.2
Machinery	3.1
Chemicals	3.0
Specialty Retail	3.0
Household Durables	2.8
Metals & Mining	2.8
Aerospace & Defense	2.6
Electric Utilities	2.6
Media	2.0
Banks	1.9
Health Care Equipment & Supplies	1.7
Communications Equipment	1.6
Health Care Providers & Services	1.6
Containers & Packaging	1.4
Exchange-Traded Funds	1.4
Life Sciences Tools & Services	1.4
Biotechnology	1.3
Professional Services	1.3
Textiles, Apparel & Luxury Goods	1.3
Personal Products	1.2
Trading Companies & Distributors	1.2

Electronic Equipment, Instruments & Components	1.1%
Auto Components	1.0
Diversified Consumer Services	1.0
Internet Software & Services	1.0
Real Estate Management & Development	1.0
Technology Hardware, Storage & Peripherals	1.0
Food Products	0.9
Independent Power & Renewable Electricity Producers	0.9
Leisure Products	0.9
Air Freight & Logistics	0.8
Building Products	0.8
Consumer Finance	0.8
Health Care Technology	0.8
Internet & Direct Marketing Retail	0.8
Commercial Services & Supplies	0.7
Food & Staples Retailing	0.6
Paper & Forest Products	0.6
Road & Rail	0.5
Multiline Retail	0.4
Diversified Financial Services	0.3
Beverages	0.1
Electrical Equipment	0.1
Energy Equipment & Services	0.1
Industrial Conglomerates	0.1
Household Products	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	SPDR S&P MidCap 400 ETF Trust

2.	Freeport-McMoRan, Inc.

3.	Marathon Petroleum Corp.

4.	Cummins, Inc.

5.	Progressive Corp.
6.	Lam Research Corp.

7.	Ameriprise Financial, Inc.

8.	DXC Technology Co.

9.	Consolidated Edison, Inc.

10.	Best Buy Co., Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Mid Cap Core Portfolio returned 19.14% for Initial Class shares and 18.85% for Service Class shares. Over the same period, both share classes outperformed the 18.52% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark, and the 15.93% return of the Morningstar Mid-Cap Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the main driver of the Portfolio’s outperformance relative to the Russell Midcap® Index during the reporting period. In terms of the Portfolio’s modeling factors,3 measures of price momentum and earnings momentum provided the most powerful forecasting signals and were aligned well with the expansionary economic environment during the reporting period. The Portfolio’s sentiment composite was effective in identifying stocks to avoid, while valuation was modestly positive for the Portfolio.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Index were consumer discretionary, industrials and information technology. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Portfolio’s relative performance were health care, materials and financials. Stock selection was the main driver of the Portfolio’s outperformance relative to the Russell Midcap® Index during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top individual contributors to absolute performance during the reporting period were semiconductor manufacturer Lam Research, oil & gas refiner HollyFrontier and consumer electronics retailer Best Buy. The Portfolio’s most substantial detractors from absolute performance were property and casualty insurer AmTrust Financial Services, offshore drilling contractor Transocean and agricultural chemical company Mosaic.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started the year with an underweight position in base metal miner Freeport-McMoRan. By the end of reporting period, the Portfolio held as overweight a position in the company as the Portfolio’s process would allow, thanks to substantial purchases made in the third quarter of 2017. Freeport-McMoRan’s share price improved with rising copper and crude oil prices and positive progress in negotiations with the Indonesian government regarding the Grasberg mine joint venture. A large number of shares in commercial vehicle manufacturer Cummins were purchased in June 2017, primarily because of the stock’s attractive valuation. The Portfolio purchased more shares as the stock’s momentum scores improved.

The Portfolio held as overweight a position as the Portfolio’s investment process would allow in semiconductor device maker Micron throughout the first half of 2017. The Portfolio sold all of its Micron shares after the annual Russell reconstitution because the stock had grown out of our mid-cap investment universe and had been promoted to the mega-cap universe. The Portfolio also started reducing its position in advertising company Omnicom Group in July. Despite the stock’s inexpensive valuation, the Portfolio eliminated its position in Omnicom Group in November, as our model picked up on decelerating growth and increasing margin pressure through sentiment and momentum indicators.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings relative to the Russell Midcap® Index in the real estate and materials sectors. Over the same period, the Portfolio decreased its weightings relative to the Index in consumer staples and energy.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the Russell Midcap® Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held underweight positions relative to the Index in industrials and health care.

1.	See footnote on page 5 for more information on the Russell Midcap® Index.
2.	See footnote on page 5 for more information on the Morningstar Mid-Cap Blend Category Average.
3.	The stock selection model evaluates each stock in the strategy’s universe across different factors. Valuation measures a stock’s cash flow and sales multiples relative to its peers. Momentum measures stock price and industry price movement and trends. Sentiment measures analysts’ earnings estimates and stock loan marketplace activity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 98.6%†
Aerospace & Defense 2.6%
Hexcel Corp.	26,843	$1,660,240
Huntington Ingalls Industries, Inc.	19,032	4,485,842
L3 Technologies, Inc.	32,137	6,358,305
Spirit AeroSystems Holdings, Inc., Class A	78,651	6,862,300
Textron, Inc.	99,292	5,618,934

		24,985,621

Air Freight & Logistics 0.8%
XPO Logistics, Inc. (a)	83,868	7,681,470

Auto Components 1.0%
Adient PLC	12,640	994,768
Aptiv PLC	18,366	1,557,988
Lear Corp.	38,514	6,803,883

		9,356,639

Banks 1.9%
Bank of The Ozarks, Inc.	92,206	4,467,381
CIT Group, Inc.	114,878	5,655,444
Fifth Third Bancorp	115,007	3,489,312
First Hawaiian, Inc.	3,142	91,684
KeyCorp	24,138	486,863
SunTrust Banks, Inc.	41,676	2,691,853
TCF Financial Corp.	73,000	1,496,500

		18,379,037

Beverages 0.1%
Dr. Pepper Snapple Group, Inc.	11,518	1,117,937

Biotechnology 1.3%
OPKO Health, Inc. (a)	1,107,654	5,427,505
United Therapeutics Corp. (a)	45,995	6,804,960

		12,232,465

Building Products 0.8%
Owens Corning	74,823	6,879,226
USG Corp. (a)	32,994	1,272,249

		8,151,475

Capital Markets 5.4%
♦Ameriprise Financial, Inc.	51,847	8,786,511
BGC Partners, Inc., Class A	184,116	2,781,993
E*TRADE Financial Corp. (a)	31,855	1,579,052
Federated Investors, Inc., Class B	167,838	6,055,595
Lazard, Ltd., Class A	122,835	6,448,838
Legg Mason, Inc.	142,483	5,981,436
LPL Financial Holdings, Inc.	110,948	6,339,569
Morningstar, Inc.	7,851	761,311
Northern Trust Corp.	67,790	6,771,543

	Shares	Value
Capital Markets (continued)
T. Rowe Price Group, Inc.	73,675	$7,730,718

		53,236,566

Chemicals 3.0%
Cabot Corp.	19,787	1,218,681
CF Industries Holdings, Inc.	167,458	7,123,663
Chemours Co.	53,856	2,696,032
Huntsman Corp.	193,461	6,440,317
Olin Corp.	169,097	6,016,471
Westlake Chemical Corp.	58,105	6,189,926

		29,685,090

Commercial Services & Supplies 0.7%
Clean Harbors, Inc. (a)	6,431	348,560
Copart, Inc. (a)	768	33,170
KAR Auction Services, Inc.	124,050	6,265,766

		6,647,496

Communications Equipment 1.6%
ARRIS International PLC (a)	210,556	5,409,184
EchoStar Corp., Class A (a)	48,475	2,903,652
F5 Networks, Inc. (a)	5,941	779,578
Palo Alto Networks, Inc. (a)	47,830	6,932,480

		16,024,894

Consumer Finance 0.8%
Synchrony Financial	213,404	8,239,529

Containers & Packaging 1.4%
Ardagh Group S.A.	5,557	117,253
Berry Global Group, Inc. (a)	102,540	6,016,022
Graphic Packaging Holding Co.	382,548	5,910,367
Sealed Air Corp.	5,618	276,967
Silgan Holdings, Inc.	36,280	1,066,269
WestRock Co.	97	6,131

		13,393,009

Diversified Consumer Services 1.0%
Graham Holdings Co., Class B	7,639	4,265,236
H&R Block, Inc.	223,231	5,853,117

		10,118,353

Diversified Financial Services 0.3%
Leucadia National Corp.	113,394	3,003,807

Electric Utilities 2.6%
Avangrid, Inc.	1,654	83,660
Edison International	81,947	5,182,328
Entergy Corp.	17,605	1,432,871
Eversource Energy	90,778	5,735,354
FirstEnergy Corp.	170,844	5,231,243

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	168,687	$8,115,532

		25,780,988

Electrical Equipment 0.1%
Regal Beloit Corp.	13,265	1,016,099

Electronic Equipment, Instruments & Components 1.1%
Dolby Laboratories, Inc., Class A	2,354	145,948
Jabil, Inc.	206,750	5,427,188
Zebra Technologies Corp., Class A (a)	53,638	5,567,624

		11,140,760

Energy Equipment & Services 0.1%
Oceaneering International, Inc.	39,016	824,798

Equity Real Estate Investment Trusts 7.0%
Apple Hospitality REIT, Inc.	260,853	5,115,327
CubeSmart	19,501	563,969
DDR Corp.	511,225	4,580,576
Duke Realty Corp.	8,204	223,231
Empire State Realty Trust, Inc., Class A	127,510	2,617,780
Equity LifeStyle Properties, Inc.	24,479	2,179,121
Gaming and Leisure Properties, Inc.	120,936	4,474,632
Hospitality Properties Trust	196,038	5,851,734
Host Hotels & Resorts, Inc.	359,042	7,126,984
Iron Mountain, Inc.	4,210	158,843
Lamar Advertising Co., Class A	55,626	4,129,674
Outfront Media, Inc.	117,065	2,715,908
Piedmont Office Realty Trust, Inc., Class A	94,272	1,848,674
Prologis, Inc.	2,180	140,632
Retail Properties of America, Inc., Class A	89,493	1,202,786
SBA Communications Corp. (a)	47,497	7,759,110
Senior Housing Properties Trust	261,437	5,006,518
Spirit Realty Capital, Inc.	667,182	5,724,421
VEREIT, Inc.	624,387	4,863,975
Vornado Realty Trust	23,176	1,811,900
Welltower, Inc.	7,771	495,557

		68,591,352

Food & Staples Retailing 0.6%
Sprouts Farmers Market, Inc. (a)	248,386	6,048,199

Food Products 0.9%
Conagra Brands, Inc.	53,153	2,002,273
Lamb Weston Holdings, Inc.	19,711	1,112,686
Pilgrim’s Pride Corp. (a)	157,759	4,899,995
Tyson Foods, Inc., Class A	10,905	884,068

		8,899,022

Health Care Equipment & Supplies 1.7%
Cooper Cos., Inc.	28,885	6,293,464

	Shares	Value
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	37,862	$3,191,388
STERIS PLC	63,531	5,557,057
Varian Medical Systems, Inc. (a)	12,383	1,376,370

		16,418,279

Health Care Providers & Services 1.6%
AmerisourceBergen Corp.	13,969	1,282,634
Centene Corp. (a)	76,237	7,690,788
WellCare Health Plans, Inc. (a)	31,799	6,395,097

		15,368,519

Health Care Technology 0.8%
Cerner Corp. (a)	115,635	7,792,643

Hotels, Restaurants & Leisure 4.0%
Aramark	106,874	4,567,795
Darden Restaurants, Inc.	77,115	7,404,582
Extended Stay America, Inc.	135,305	2,570,795
Hilton Worldwide Holdings, Inc.	29,511	2,356,748
Hyatt Hotels Corp., Class A (a)	70,777	5,204,941
Norwegian Cruise Line Holdings, Ltd. (a)	3,476	185,097
Royal Caribbean Cruises, Ltd.	64,802	7,729,583
Wyndham Worldwide Corp.	1,898	219,921
Wynn Resorts, Ltd.	43,201	7,283,257
Yum China Holdings, Inc.	49,714	1,989,554

		39,512,273

Household Durables 2.8%
Lennar Corp., Class A	26,808	1,695,338
NVR, Inc. (a)	1,989	6,977,850
PulteGroup, Inc.	195,242	6,491,796
Tempur Sealy International, Inc. (a)	94,400	5,917,936
Toll Brothers, Inc.	129,912	6,238,374

		27,321,294

Household Products 0.0%‡
Spectrum Brands Holdings, Inc.	621	69,800

Independent Power & Renewable Electricity Producers 0.9%
AES Corp.	449,019	4,862,876
NRG Energy, Inc.	120,685	3,437,109
Vistra Energy Corp. (a)	1,495	27,388

		8,327,373

Industrial Conglomerates 0.1%
Carlisle Cos., Inc.	11,945	1,357,549

Insurance 6.0%
Arthur J. Gallagher & Co.	56,026	3,545,325
Assured Guaranty, Ltd.	65,552	2,220,246
Athene Holding, Ltd., Class A (a)	118,503	6,127,790
Axis Capital Holdings, Ltd.	46,063	2,315,126
CNA Financial Corp.	101,052	5,360,809

10	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
First American Financial Corp.	107,665	$6,033,547
FNF Group	35,283	1,384,505
Lincoln National Corp.	78,075	6,001,625
Old Republic International Corp.	91,852	1,963,796
Principal Financial Group, Inc.	98,915	6,979,442
♦Progressive Corp.	161,048	9,070,223
Reinsurance Group of America, Inc.	191	29,783
Unum Group	103,357	5,673,266
W.R. Berkley Corp.	29,764	2,132,591
Willis Towers Watson PLC	1,813	273,201

		59,111,275

Internet & Direct Marketing Retail 0.8%
Expedia, Inc.	15,532	1,860,268
Liberty Interactive Corp. QVC Group, Class A (a)	261,169	6,377,747

		8,238,015

Internet Software & Services 1.0%
Akamai Technologies, Inc. (a)	60,511	3,935,636
IAC / InterActiveCorp (a)	20,380	2,492,066
Twitter, Inc. (a)	50,702	1,217,355
VeriSign, Inc. (a)	20,852	2,386,303

		10,031,360

IT Services 5.8%
Alliance Data Systems Corp.	28,969	7,343,062
Broadridge Financial Solutions, Inc.	2,419	219,113
CoreLogic, Inc. (a)	116,347	5,376,395
♦DXC Technology Co.	92,001	8,730,895
Euronet Worldwide, Inc. (a)	63,342	5,337,830
Fidelity National Information Services, Inc.	16,569	1,558,977
First Data Corp., Class A (a)	325,071	5,431,936
Genpact, Ltd.	176,314	5,596,206
Sabre Corp.	296,373	6,075,647
Square, Inc., Class A (a)	24,793	859,573
Teradata Corp. (a)	155,970	5,998,606
Total System Services, Inc.	49,685	3,929,587
Western Union Co.	2,753	52,335

		56,510,162

Leisure Products 0.9%
Brunswick Corp.	39,831	2,199,468
Polaris Industries, Inc.	49,924	6,190,077

		8,389,545

Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc. (a)	53,498	5,855,356
IQVIA Holdings, Inc. (a)	69,085	6,763,422
Waters Corp. (a)	3,222	622,458

		13,241,236

Machinery 3.1%
Allison Transmission Holdings, Inc.	143,512	6,181,062
♦Cummins, Inc.	52,376	9,251,697

	Shares	Value
Machinery (continued)
PACCAR, Inc.	39,759	$2,826,070
Terex Corp.	124,650	6,010,623
Trinity Industries, Inc.	169,147	6,336,246

		30,605,698

Media 2.0%
John Wiley & Sons, Inc., Class A	72,028	4,735,841
Lions Gate Entertainment Corp., Class A (a)	86,038	2,908,945
Live Nation Entertainment, Inc. (a)	135,816	5,781,687
News Corp.
Class A	294,683	4,776,811
Class B	95,148	1,579,457

		19,782,741

Metals & Mining 2.8%
Alcoa Corp. (a)	24,922	1,342,548
♦Freeport-McMoRan, Inc. (a)	530,690	10,061,882
Newmont Mining Corp.	162,629	6,101,840
Steel Dynamics, Inc.	106,793	4,605,982
Tahoe Resources, Inc.	36,436	174,529
United States Steel Corp.	154,545	5,438,439

		27,725,220

Multi-Utilities 3.2%
Ameren Corp.	97,492	5,751,053
CenterPoint Energy, Inc.	139,433	3,954,320
CMS Energy Corp.	58,366	2,760,712
♦Consolidated Edison, Inc.	99,604	8,461,360
DTE Energy Co.	19,054	2,085,651
Public Service Enterprise Group, Inc.	76,321	3,930,531
Sempra Energy	1,406	150,329
WEC Energy Group, Inc.	65,725	4,366,112

		31,460,068

Multiline Retail 0.4%
Dollar Tree, Inc. (a)	1,736	186,290
Kohl’s Corp.	6,790	368,222
Nordstrom, Inc.	75,812	3,591,972

		4,146,484

Oil, Gas & Consumable Fuels 5.4%
Andeavor	69,303	7,924,105
CNX Resources Corp. (a)	171,644	2,511,152
CONSOL Energy, Inc. (a)	21,456	847,727
Devon Energy Corp.	14,086	583,160
HollyFrontier Corp.	137,741	7,055,094
Kosmos Energy, Ltd. (a)	138,634	949,643
Marathon Oil Corp.	402,796	6,819,336
♦Marathon Petroleum Corp.	149,196	9,843,952
Murphy Oil Corp.	143,047	4,441,609
ONEOK, Inc.	30,740	1,643,053
PBF Energy, Inc., Class A	172,776	6,124,909
Williams Cos., Inc.	133,175	4,060,506

		52,804,246

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.6%
Domtar Corp.	116,775	$5,782,698

Personal Products 1.2%
Herbalife, Ltd. (a)	86,034	5,826,223
Nu Skin Enterprises, Inc., Class A	85,949	5,864,300

		11,690,523

Professional Services 1.3%
ManpowerGroup, Inc.	49,814	6,282,043
Robert Half International, Inc.	111,270	6,179,936

		12,461,979

Real Estate Management & Development 1.0%
Jones Lang LaSalle, Inc.	40,662	6,055,792
Realogy Holdings Corp.	130,552	3,459,628

		9,515,420

Road & Rail 0.5%
Ryder System, Inc.	53,466	4,500,233

Semiconductors & Semiconductor Equipment 3.7%
First Solar, Inc. (a)	91,359	6,168,559
KLA-Tencor Corp.	65,784	6,911,925
♦Lam Research Corp.	47,856	8,808,854
Microchip Technology, Inc.	1,093	96,053
ON Semiconductor Corp. (a)	305,768	6,402,782
Qorvo, Inc. (a)	88,502	5,894,233
Skyworks Solutions, Inc.	23,139	2,197,048
Teradyne, Inc.	3,733	156,301

		36,635,755

Software 4.0%
CA, Inc.	199,965	6,654,835
Cadence Design Systems, Inc. (a)	56,042	2,343,676
Citrix Systems, Inc. (a)	20,366	1,792,208
Dell Technologies, Inc., Class V (a)	91,456	7,433,544
Fortinet, Inc. (a)	143,052	6,249,942
Nuance Communications, Inc. (a)	378,502	6,188,508
Red Hat, Inc. (a)	14,112	1,694,851
SS&C Technologies Holdings, Inc.	26,323	1,065,555
Take-Two Interactive Software, Inc. (a)	56,277	6,178,089

		39,601,208

Specialty Retail 3.0%
♦Best Buy Co., Inc.	122,132	8,362,378
Burlington Stores, Inc. (a)	41,974	5,164,061
Foot Locker, Inc.	67,780	3,177,526
Gap, Inc.	186,415	6,349,295
Signet Jewelers, Ltd.	28,179	1,593,523
Urban Outfitters, Inc. (a)	132,738	4,653,794

		29,300,577

	Shares	Value
Technology Hardware, Storage & Peripherals 1.0%
NetApp, Inc.	38,867	$2,150,122
Western Digital Corp.	99,405	7,905,680

		10,055,802

Textiles, Apparel & Luxury Goods 1.3%
Carter’s, Inc.	18,935	2,224,673
Michael Kors Holdings, Ltd. (a)	107,489	6,766,433
Ralph Lauren Corp.	35,131	3,642,733
Skechers U.S.A., Inc., Class A (a)	5,012	189,654

		12,823,493

Trading Companies & Distributors 1.2%
HD Supply Holdings, Inc. (a)	82,318	3,295,190
United Rentals, Inc. (a)	44,320	7,619,051
W.W. Grainger, Inc.	3,953	933,896

		11,848,137

Total Common Stocks (Cost $806,542,871)		966,984,211

Exchange-Traded Funds 1.4%
SPDR S&P 500 ETF Trust	1,928	514,506
♦SPDR S&P MidCap 400 ETF Trust	36,737	12,689,327

Total Exchange-Traded Funds (Cost $10,002,434)		13,203,833

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (a)(b)(c)(d)	24,754	25,123
Safeway PDC, LLC CVR Expires 1/30/18 (c)	24,754	421

Total Rights (Cost $26,331)		25,544

12	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $110,932 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $115,000 and a Market Value of $115,597)	$110,925	$110,925

Total Short-Term Investment (Cost $110,925)		110,925

Total Investments (Cost $816,682,561)	100.0%	980,324,513
Other Assets, Less Liabilities	0.0 ‡	291,567
Net Assets	100.0%	$980,616,080
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $25,123, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(c)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $25,544, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$966,984,211	$—	$—	$966,984,211
Exchange-Traded Funds	13,203,833	—	—	13,203,833
Rights (b)	—	421	25,123	25,544
Short-Term Investment
Repurchase Agreement	—	110,925	—	110,925

Total Investments in Securities	$980,188,044	$111,346	$25,123	$980,324,513

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $25,123 is held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2017, a security with a market value of $1,208 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for this security utilized significant unobservable inputs. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2017
Rights
Food & Staples Retailing	$26,331	$—	$—	$—	$—	$—	$—	$(1,208)	$25,123	$—

14	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $816,682,561)	$980,324,513
Receivables:
Dividends and interest	1,185,758
Investment securities sold	339,662
Fund shares sold	298,145

Total assets	982,148,078

Liabilities
Payables:
Manager (See Note 3)	700,691
Fund shares redeemed	630,452
NYLIFE Distributors (See Note 3)	101,096
Shareholder communication	45,225
Professional fees	37,845
Custodian	13,214
Trustees	1,197
Accrued expenses	2,278

Total liabilities	1,531,998

Net assets	$980,616,080

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,420
Additional paid-in capital	697,590,710

697,654,130
Undistributed net investment income	8,107,658
Accumulated net realized gain (loss) on investments	111,212,340
Net unrealized appreciation (depreciation) on investments	163,641,952

Net assets	$980,616,080

Initial Class
Net assets applicable to outstanding shares	$503,363,509

Shares of beneficial interest outstanding	32,321,081

Net asset value per share outstanding	$15.57

Service Class
Net assets applicable to outstanding shares	$477,252,571

Shares of beneficial interest outstanding	31,098,820

Net asset value per share outstanding	$15.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$16,464,628
Interest	270

Total income	16,464,898

Expenses
Manager (See Note 3)	8,047,832
Distribution/Service—Service Class (See Note 3)	1,134,722
Professional fees	91,566
Shareholder communication	69,389
Trustees	23,185
Custodian	13,906
Miscellaneous	40,421

Total expenses before waiver/reimbursement	9,421,021
Expense waiver/reimbursement from Manager (See Note 3)	(143,071)

Net expenses	9,277,950

Net investment income (loss)	7,186,948

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	119,950,430
Net change in unrealized appreciation (depreciation) on investments	40,904,083

Net realized and unrealized gain (loss) on investments	160,854,513

Net increase (decrease) in net assets resulting from operations	$168,041,461

(a)	Dividends recorded net of foreign withholding taxes in the amount of $213.

16	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,186,948	$9,307,333
Net realized gain (loss) on investments	119,950,430	10,420,223
Net change in unrealized appreciation (depreciation) on investments	40,904,083	83,937,878

Net increase (decrease) in net assets resulting from operations	168,041,461	103,665,434

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,072,624)	(4,481,020)
Service Class	(3,802,505)	(2,361,678)

	(8,875,129)	(6,842,698)

From net realized gain on investments:
Initial Class	(5,745,978)	(36,976,648)
Service Class	(5,534,116)	(29,027,147)

	(11,280,094)	(66,003,795)

Total dividends and distributions to shareholders	(20,155,223)	(72,846,493)

Capital share transactions:
Net proceeds from sale of shares	54,923,026	95,251,344
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,155,223	72,846,493
Cost of shares redeemed	(236,417,603)	(137,358,544)

Increase (decrease) in net assets derived from capital share transactions	(161,339,354)	30,739,293

Net increase (decrease) in net assets	(13,453,116)	61,558,234

Net Assets
Beginning of year	994,069,196	932,510,962

End of year	$980,616,080	$994,069,196

Undistributed net investment income at end of year	$8,107,658	$9,496,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.37	$13.00	$15.83	$16.18	$12.23

Net investment income (loss) (a)	0.12	0.13	0.13	0.10	0.12
Net realized and unrealized gain (loss) on investments	2.42	1.28	(0.73)	2.07	4.93

Total from investment operations	2.54	1.41	(0.60)	2.17	5.05

Less dividends and distributions:
From net investment income	(0.16)	(0.11)	(0.09)	(0.09)	(0.16)
From net realized gain on investments	(0.18)	(0.93)	(2.14)	(2.43)	(0.94)

Total dividends and distributions	(0.34)	(1.04)	(2.23)	(2.52)	(1.10)

Net asset value at end of year	$15.57	$13.37	$13.00	$15.83	$16.18

Total investment return (b)	19.14%	11.17%	(3.68%)	14.38%	42.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	1.09%	0.88%	0.62%	0.79%
Net expenses	0.86%	0.86%	0.86%	0.85%	0.85%
Expenses (before waiver/reimbursement)	0.88%	0.89%	0.88%	0.88%	0.89%
Portfolio turnover rate	155%	164%	174%	172%	167%
Net assets at end of year (in 000’s)	$503,364	$558,783	$506,368	$440,409	$397,964

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$13.18	$12.83	$15.64	$16.03	$12.13

Net investment income (loss) (a)	0.09	0.12	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments	2.38	1.24	(0.71)	2.03	4.89

Total from investment operations	2.47	1.36	(0.62)	2.09	4.97

Less dividends and distributions:
From net investment income	(0.12)	(0.08)	(0.05)	(0.05)	(0.13)
From net realized gain on investments	(0.18)	(0.93)	(2.14)	(2.43)	(0.94)

Total dividends and distributions	(0.30)	(1.01)	(2.19)	(2.48)	(1.07)

Net asset value at end of year	$15.35	$13.18	$12.83	$15.64	$16.03

Total investment return (b)	18.85%	10.89%	(3.92%)	14.10%	41.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	0.83%	0.61%	0.37%	0.53%
Net expenses	1.11%	1.11%	1.11%	1.10%	1.10%
Expenses (before waiver/reimbursement)	1.13%	1.14%	1.13%	1.13%	1.14%
Portfolio turnover rate	155%	164%	174%	172%	167%
Net assets at end of year (in 000’s)	$477,253	$435,287	$426,143	$479,799	$420,462

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities, rights and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to

20	MainStay VP Mid Cap Core Portfolio

the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

21

Notes to Financial Statements (continued)

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an

Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.85%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2018 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $8,047,832 and waived fees/reimbursed expenses in the amount of $143,071.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE

22	MainStay VP Mid Cap Core Portfolio

Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$822,959,190	$163,607,922	$(6,242,599)	$157,365,323

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$45,506,773	$79,811,136	$278,718	$157,365,323	$282,961,950

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$299,507	$(299,507)	$—

The reclassifications for the Portfolio are primarily due to partnerships.
During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$8,875,129	$11,280,094	$6,842,698	$66,003,795

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

23

Notes to Financial Statements (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $1,473,906 and $1,644,554, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	881,434	$12,629,769
Shares issued to shareholders in reinvestment of dividends and distributions	735,219	10,818,602
Shares redeemed	(11,097,721)	(157,328,317)

Net increase (decrease)	(9,481,068)	$(133,879,946)

Year ended December 31, 2016:
Shares sold	4,134,540	$52,525,855
Shares issued to shareholders in reinvestment of dividends and distributions	3,244,952	41,457,668
Shares redeemed	(4,526,801)	(59,743,346)

Net increase (decrease)	2,852,691	$34,240,177

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,020,004	$42,293,257
Shares issued to shareholders in reinvestment of dividends and distributions	643,529	9,336,621
Shares redeemed	(5,595,064)	(79,089,286)

Net increase (decrease)	(1,931,531)	$(27,459,408)

Year ended December 31, 2016:
Shares sold	3,303,451	$42,725,489
Shares issued to shareholders in reinvestment of dividends and distributions	2,490,611	31,388,825
Shares redeemed	(5,984,662)	(77,615,198)

Net increase (decrease)	(190,600)	$(3,500,884)

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s order granting the motion to dismiss is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

24	MainStay VP Mid Cap Core Portfolio

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Mid Cap Core	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Mid Cap Core Portfolio.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Mid Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Mid Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP Mid Cap Core Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Mid Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consid-

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

eration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

28	MainStay VP Mid Cap Core Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay VP Mid Cap Core Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP Mid Cap Core Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761337	MSVPMCC11-02/18 (NYLIAC) NI527

MainStay VP Common Stock Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	22.83%	16.00%	8.12%	0.59%
Service Class Shares	6/5/2003	22.52	15.71	7.85	0.84

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[2]	21.83%	15.79%	8.50%
Russell 1000® Index[3]	21.69	15.71	8.59
Morningstar Large Blend Category Average[4]	20.44	14.24	7.61

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,130.60	$3.01	$1,022.40	$2.85	0.56%

Service Class Shares	$1,000.00	$1,129.20	$4.35	$1,021.10	$4.13	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Common Stock Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Oil, Gas & Consumable Fuels	6.7%
Software	5.2
Banks	5.1
Semiconductors & Semiconductor Equipment	5.0
IT Services	4.9
Internet Software & Services	4.5
Technology Hardware, Storage & Peripherals	4.5
Health Care Providers & Services	4.4
Insurance	4.2
Pharmaceuticals	4.1
Specialty Retail	3.6
Equity Real Estate Investment Trusts	3.1
Hotels, Restaurants & Leisure	3.0
Internet & Direct Marketing Retail	2.6
Capital Markets	2.4
Biotechnology	2.2
Machinery	2.2
Aerospace & Defense	2.1
Beverages	2.1
Food & Staples Retailing	2.1
Chemicals	2.0
Media	1.8
Diversified Financial Services	1.7
Exchange-Traded Funds	1.7
Electric Utilities	1.6
Health Care Equipment & Supplies	1.5
Industrial Conglomerates	1.4

Household Products	1.3%
Metals & Mining	1.2
Tobacco	1.2
Household Durables	1.1
Diversified Telecommunication Services	1.0
Independent Power & Renewable Electricity Producers	0.9
Textiles, Apparel & Luxury Goods	0.8
Communications Equipment	0.6
Professional Services	0.6
Trading Companies & Distributors	0.6
Consumer Finance	0.5
Diversified Consumer Services	0.5
Electronic Equipment, Instruments & Components	0.5
Food Products	0.5
Life Sciences Tools & Services	0.5
Personal Products	0.5
Building Products	0.4
Leisure Products	0.4
Construction & Engineering	0.3
Multiline Retail	0.3
Commercial Services & Supplies	0.2
Road & Rail	0.2
Airlines	0.1
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	JPMorgan Chase & Co.

5.	Amazon.com, Inc.
6.	Exxon Mobil Corp.

7.	Johnson & Johnson

8.	Facebook, Inc., Class A

9.	SPDR S&P 500 ETF Trust

10.	Berkshire Hathaway, Inc., Class B

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Common Stock Portfolio returned 22.83% for Initial Class shares and 22.52% for Service Class shares. Over the same period, both share classes outperformed the 21.83% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark; the 21.69% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio; and the 20.44% return of the Morningstar Large Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the main driver of the Portfolio’s outperformance relative to the S&P® 500 Index in 2017. In terms of the Portfolio’s modeling factors,3 measures of price momentum and earnings momentum provided the most powerful forecasting signals and were aligned well with the expansionary economic environment during the reporting period. The Portfolio’s sentiment composite was effective in identifying stocks to avoid, while valuation was modestly positive for the Portfolio.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were consumer discretionary, industrials and materials. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Portfolio’s relative performance were financials, energy and health care. Stock selection was the main driver of relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top contributors to absolute performance in 2017 were smart phone and tablet maker Apple, software company Microsoft, and e-commerce company Amazon.com. The Portfolio’s most substantial detractors from absolute performance during the reporting period were industrial conglomerate

General Electric, offshore drilling contractor Transocean and agricultural chemical company Mosaic.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in construction and mining equipment manufacturer Caterpillar in May 2017 because of attractive valuation and positive sentiment readings. The Portfolio remained as overweight in the stock as the Portfolio’s process would allow for the rest of 2017, as the stock’s momentum improved, helped by a recovery in commodity prices and bullish trends in equipment purchasing. The Portfolio purchased a large position in infrastructure software company Oracle in July, as the stock scored generally well in a diverse set of metrics in the Portfolio’s model.

The Portfolio held a large position in diversified telecommunication carrier AT&T in January 2017 and steadily sold shares throughout the reporting period. The position became underweight relative to the S&P 500® Index in September. The Portfolio’s model picked up on AT&T’s sluggish earnings-per-share growth, mounting competitive pressure from wireless/cable peers and regulatory uncertainty over its merger with Time Warner through the Portfolio’s momentum and sentiment signals. The Portfolio started selling shares of General Electric in January 2017 and continued to reduce shares during the reporting period. The Portfolio’s model regarded the stock as overpriced and dilutive to shareholders, with poor earnings quality, weak sentiment and deteriorating momentum.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings relative to the S&P 500® Index in real estate, energy and materials. Over the same period, the Portfolio decreased its weightings relative to the Index in financials, consumer staples and telecommunication services.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the S&P 500® Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held underweight positions in industrials and health care.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Blend Category Average.
3.	The stock selection model evaluates each stock in the strategy’s universe across different factors. Valuation measures a stock’s cash flow and sales multiples relative to its peers. Momentum measures stock price and industry price movement and trends. Sentiment measures analysts’ earnings estimates and stock loan marketplace activity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Common Stock Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value

Common Stocks 98.2%†
Aerospace & Defense 2.1%
Boeing Co.	35,644	$10,511,772
Huntington Ingalls Industries, Inc.	5,534	1,304,364
L3 Technologies, Inc.	1,899	375,717
Lockheed Martin Corp.	7,232	2,321,834
Textron, Inc.	80,322	4,545,422

		19,059,109

Airlines 0.1%
Southwest Airlines Co.	14,564	953,214

Banks 5.1%
Bank of America Corp.	311,527	9,196,277
Citigroup, Inc.	158,813	11,817,275
♦JPMorgan Chase & Co.	174,954	18,709,581
Wells Fargo & Co.	104,547	6,342,867

		46,066,000

Beverages 2.1%
Coca-Cola Co.	184,881	8,482,340
PepsiCo., Inc.	89,832	10,772,654

		19,254,994

Biotechnology 2.2%
AbbVie, Inc.	74,461	7,201,123
Amgen, Inc.	19,233	3,344,619
Gilead Sciences, Inc.	103,125	7,387,875
United Therapeutics Corp. (a)	16,183	2,394,275

		20,327,892

Building Products 0.4%
A.O. Smith Corp.	36,147	2,215,088
Johnson Controls International PLC	36,136	1,377,143

		3,592,231

Capital Markets 2.4%
Ameriprise Financial, Inc.	29,937	5,073,423
Bank of New York Mellon Corp.	38,774	2,088,368
Northern Trust Corp.	49,695	4,964,034
S&P Global, Inc.	4,923	833,956
State Street Corp.	56,053	5,471,333
Stifel Financial Corp.	21,286	1,267,794
T. Rowe Price Group, Inc.	23,636	2,480,126

		22,179,034

Chemicals 2.0%
Cabot Corp.	65	4,003
CF Industries Holdings, Inc.	109,863	4,673,572
Chemours Co.	11,313	566,329
DowDuPont, Inc.	35,092	2,499,252
LyondellBasell Industries N.V., Class A	49,376	5,447,160

	Shares	Value

Chemicals (continued)
Monsanto Co.	11,358	$1,326,387
Olin Corp.	111,668	3,973,148

		18,489,851

Commercial Services & Supplies 0.2%
Waste Management, Inc.	18,928	1,633,486

Communications Equipment 0.6%
ARRIS International PLC (a)	67,634	1,737,518
Cisco Systems, Inc.	85,304	3,267,143

		5,004,661

Construction & Engineering 0.3%
EMCOR Group, Inc.	36,130	2,953,627

Consumer Finance 0.5%
Synchrony Financial	115,490	4,459,069

Diversified Consumer Services 0.5%
H&R Block, Inc.	161,819	4,242,894

Diversified Financial Services 1.7%
♦Berkshire Hathaway, Inc., Class B (a)	75,637	14,992,766

Diversified Telecommunication Services 1.0%
AT&T, Inc.	131,077	5,096,274
Verizon Communications, Inc.	77,999	4,128,487

		9,224,761

Electric Utilities 1.6%
American Electric Power Co., Inc.	34,979	2,573,405
Duke Energy Corp.	520	43,737
Edison International	4,824	305,070
Exelon Corp.	60,413	2,380,876
FirstEnergy Corp.	135,917	4,161,779
NextEra Energy, Inc.	21,869	3,415,719
PG&E Corp.	29,190	1,308,588
Xcel Energy, Inc.	4,900	235,739

		14,424,913

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	78,110	2,498,739
Jabil, Inc.	58,729	1,541,636
Zebra Technologies Corp., Class A (a)	4,787	496,891

		4,537,266

Equity Real Estate Investment Trusts 3.1%
American Tower Corp.	43,292	6,176,470
Digital Realty Trust, Inc.	456	51,938
Extra Space Storage, Inc.	311	27,197

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value

Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Hospitality Properties Trust	120,987	$3,611,462
Host Hotels & Resorts, Inc.	226,649	4,498,983
Iron Mountain, Inc.	53,950	2,035,534
Lamar Advertising Co., Class A	288	21,381
Life Storage, Inc.	390	34,737
Public Storage	20,743	4,335,287
SBA Communications Corp. (a)	28,373	4,635,013
Simon Property Group, Inc.	16,211	2,784,077

		28,212,079

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	38,701	7,203,030
CVS Health Corp.	33,169	2,404,752
Wal-Mart Stores, Inc.	98,913	9,767,659

		19,375,441

Food Products 0.5%
Archer-Daniels-Midland Co.	66,419	2,662,074
Tyson Foods, Inc., Class A	21,934	1,778,189

		4,440,263

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	31,022	1,770,426
Baxter International, Inc.	78,953	5,103,522
Cooper Cos., Inc.	1,135	247,294
Intuitive Surgical, Inc. (a)	4,335	1,582,015
Masimo Corp. (a)	41,820	3,546,336
Medtronic PLC	15,666	1,265,029

		13,514,622

Health Care Providers & Services 4.4%
AmerisourceBergen Corp.	379	34,800
Anthem, Inc.	27,657	6,223,101
Centene Corp. (a)	46,827	4,723,908
Cigna Corp.	25,152	5,108,120
Express Scripts Holding Co. (a)	51,902	3,873,965
Humana, Inc.	20,914	5,188,136
UnitedHealth Group, Inc.	51,288	11,306,952
WellCare Health Plans, Inc. (a)	19,162	3,853,670

		40,312,652

Hotels, Restaurants & Leisure 3.0%
Carnival Corp.	75,382	5,003,103
Darden Restaurants, Inc.	51,299	4,925,730
Marriott International, Inc., Class A	14,830	2,012,876
McDonald’s Corp.	8,590	1,478,511
Norwegian Cruise Line Holdings, Ltd. (a)	51,035	2,717,614
Royal Caribbean Cruises, Ltd.	37,977	4,529,896
Wyndham Worldwide Corp.	8,701	1,008,185
Wynn Resorts, Ltd.	27,918	4,706,696
Yum! Brands, Inc.	13,363	1,090,554

		27,473,165

	Shares	Value

Household Durables 1.1%
NVR, Inc. (a)	1,134	$3,978,321
PulteGroup, Inc.	134,230	4,463,148
Toll Brothers, Inc.	24,664	1,184,365

		9,625,834

Household Products 1.3%
Procter & Gamble Co.	130,842	12,021,763

Independent Power & Renewable Electricity Producers 0.9%
AES Corp.	382,367	4,141,035
NRG Energy, Inc.	127,951	3,644,044

		7,785,079

Industrial Conglomerates 1.4%
3M Co.	23,222	5,465,762
General Electric Co.	128,314	2,239,080
Honeywell International, Inc.	30,717	4,710,759

		12,415,601

Insurance 4.2%
Aflac, Inc.	58,994	5,178,493
Allstate Corp.	52,836	5,532,458
First American Financial Corp.	70,761	3,965,447
Lincoln National Corp.	39,938	3,070,034
MetLife, Inc.	41,216	2,083,881
Principal Financial Group, Inc.	44,889	3,167,368
Progressive Corp.	84,466	4,757,125
Prudential Financial, Inc.	51,287	5,896,979
Travelers Cos., Inc.	31,038	4,209,994
Unum Group	8,060	442,413

		38,304,192

Internet & Direct Marketing Retail 2.6%
♦Amazon.com, Inc. (a)	15,460	18,080,006
Expedia, Inc.	37,721	4,517,844
Netflix, Inc. (a)	6,516	1,250,812

		23,848,662

Internet Software & Services 4.5%
Akamai Technologies, Inc. (a)	48,430	3,149,887
♦Alphabet, Inc. (a)
Class A	10,319	10,870,035
Class C	10,187	10,659,677
♦Facebook, Inc., Class A (a)	91,910	16,218,438

		40,898,037

IT Services 4.9%
Accenture PLC, Class A	7,899	1,209,258
Alliance Data Systems Corp.	18,811	4,768,212
DXC Technology Co.	52,958	5,025,714
International Business Machines Corp.	59,329	9,102,255
Mastercard, Inc., Class A	36,206	5,480,140
MAXIMUS, Inc.	23,539	1,684,922
PayPal Holdings, Inc. (a)	43,820	3,226,028

10	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Sabre Corp.	72,029	$1,476,595
Teradata Corp. (a)	87,269	3,356,366
Total System Services, Inc.	10,729	848,557
Visa, Inc., Class A	70,945	8,089,149
Western Union Co.	20,204	384,078

		44,651,274

Leisure Products 0.4%
Polaris Industries, Inc.	32,284	4,002,893

Life Sciences Tools & Services 0.5%
IQVIA Holdings, Inc. (a)	43,214	4,230,651

Machinery 2.2%
Caterpillar, Inc.	50,284	7,923,753
Cummins, Inc.	29,095	5,139,341
PACCAR, Inc.	39,387	2,799,628
Trinity Industries, Inc.	113,607	4,255,718

		20,118,440

Media 1.8%
Comcast Corp., Class A	225,414	9,027,831
Live Nation Entertainment, Inc. (a)	89,127	3,794,136
News Corp., Class A	83,982	1,361,348
Walt Disney Co.	22,294	2,396,828

		16,580,143

Metals & Mining 1.2%
Freeport-McMoRan, Inc. (a)	307,299	5,826,389
Newmont Mining Corp.	75,391	2,828,670
United States Steel Corp.	59,252	2,085,078

		10,740,137

Multiline Retail 0.3%
Kohl’s Corp.	3,272	177,440
Nordstrom, Inc.	51,397	2,435,190
Target Corp.	5,020	327,555

		2,940,185

Oil, Gas & Consumable Fuels 6.7%
Andeavor	41,238	4,715,153
Chevron Corp.	106,606	13,346,005
ConocoPhillips	109,912	6,033,070
♦Exxon Mobil Corp.	211,402	17,681,663
HollyFrontier Corp.	87,244	4,468,638
Marathon Oil Corp.	191,902	3,248,901
Marathon Petroleum Corp.	81,301	5,364,240
Valero Energy Corp.	63,554	5,841,248

		60,698,918

Personal Products 0.5%
Estee Lauder Cos., Inc., Class A	34,855	4,434,950

	Shares	Value

Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	2,160	$132,365
Eli Lilly & Co.	67,682	5,716,422
♦Johnson & Johnson	120,292	16,807,198
Merck & Co., Inc.	45,575	2,564,505
Pfizer, Inc.	322,524	11,681,819

		36,902,309

Professional Services 0.6%
ManpowerGroup, Inc.	8,523	1,074,835
Robert Half International, Inc.	78,455	4,357,391

		5,432,226

Road & Rail 0.2%
Ryder System, Inc.	20,262	1,705,453
Union Pacific Corp.	232	31,111

		1,736,564

Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	114,680	5,862,441
Broadcom, Ltd.	8,401	2,158,217
First Solar, Inc. (a)	60,881	4,110,685
Intel Corp.	269,478	12,439,104
KLA-Tencor Corp.	30,484	3,202,954
Lam Research Corp.	26,486	4,875,278
Micron Technology, Inc. (a)	134,505	5,530,846
MKS Instruments, Inc.	13,686	1,293,327
NVIDIA Corp.	13,372	2,587,482
Qorvo, Inc. (a)	52,976	3,528,202

		45,588,536

Software 5.2%
Adobe Systems, Inc. (a)	8,166	1,431,010
CA, Inc.	131,831	4,387,336
Electronic Arts, Inc. (a)	1,882	197,723
Fortinet, Inc. (a)	50,423	2,202,981
♦Microsoft Corp.	344,962	29,508,049
Oracle Corp.	190,869	9,024,286

		46,751,385

Specialty Retail 3.6%
Best Buy Co., Inc.	76,421	5,232,546
Foot Locker, Inc.	45,291	2,123,242
Gap, Inc.	142,221	4,844,047
Home Depot, Inc.	65,204	12,358,114
Lowe’s Cos., Inc.	80,954	7,523,865
TJX Cos., Inc.	6,773	517,864

		32,599,678

Technology Hardware, Storage & Peripherals 4.5%
♦Apple, Inc.	179,001	30,292,339
Hewlett Packard Enterprise Co.	63,512	912,032
HP, Inc.	250,753	5,268,321
NetApp, Inc.	1,580	87,406
Western Digital Corp.	57,665	4,586,097

		41,146,195

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value

Common Stocks (continued)
Textiles, Apparel & Luxury Goods 0.8%
Michael Kors Holdings, Ltd. (a)	73,949	$4,655,089
Ralph Lauren Corp.	23,872	2,475,288
Tapestry, Inc.	5,222	230,969

		7,361,346

Tobacco 1.2%
Altria Group, Inc.	16,695	1,192,190
Philip Morris International, Inc.	90,692	9,581,610

		10,773,800

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	28,570	4,911,469
W.W. Grainger, Inc.	838	197,977

		5,109,446

Total Common Stocks (Cost $713,462,931)		891,422,234

Exchange-Traded Funds 1.7%
♦SPDR S&P 500 ETF Trust	58,306	15,559,539

Total Exchange-Traded Funds (Cost $15,406,767)		15,559,539

	Principal Amount	Value

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $218,745 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $225,000 and a Market Value of $226,168)	$218,732	$218,732

Total Short-Term Investment (Cost $218,732)		218,732

Total Investments (Cost $729,088,430)	100.0%	907,200,505
Other Assets, Less Liabilities	0.0 ‡	445,520
Net Assets	100.0%	$907,646,025

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$891,422,234	$—	$—	$891,422,234
Exchange-Traded Funds	15,559,539	—	—	15,559,539
Short-Term Investment
Repurchase Agreement	—	218,732	—	218,732

Total Investments in Securities	$906,981,773	$218,732	$—	$907,200,505

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $729,088,430)	$907,200,505
Receivables:
Dividends and interest	830,158
Fund shares sold	296,041

Total assets	908,326,704

Liabilities
Payables:
Manager (See Note 3)	413,936
Fund shares redeemed	117,509
NYLIFE Distributors (See Note 3)	56,305
Shareholder communication	44,514
Professional fees	37,889
Custodian	7,320
Trustees	1,096
Accrued expenses	2,110

Total liabilities	680,679

Net assets	$907,646,025

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,598
Additional paid-in capital	645,004,750

645,035,348
Undistributed net investment income	12,288,601
Accumulated net realized gain (loss) on investments	72,210,001
Net unrealized appreciation (depreciation) on investments	178,112,075

Net assets	$907,646,025

Initial Class
Net assets applicable to outstanding shares	$639,120,101

Shares of beneficial interest outstanding	21,481,381

Net asset value per share outstanding	$29.75

Service Class
Net assets applicable to outstanding shares	$268,525,924

Shares of beneficial interest outstanding	9,116,925

Net asset value per share outstanding	$29.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends	$17,521,947
Interest	857

Total income	17,522,804

Expenses
Manager (See Note 3)	4,504,303
Distribution/Service—Service Class (See Note 3)	567,162
Professional fees	86,310
Shareholder communication	75,751
Trustees	20,012
Custodian	7,718
Miscellaneous	33,815

Total expenses	5,295,071

Net investment income (loss)	12,227,733

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	75,371,979
Net change in unrealized appreciation (depreciation) on investments	84,236,244

Net realized and unrealized gain (loss) on investments	159,608,223

Net increase (decrease) in net assets resulting from operations	$171,835,956

14	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,227,733	$11,110,976
Net realized gain (loss) on investments	75,371,979	34,344,804
Net change in unrealized appreciation (depreciation) on investments	84,236,244	19,953,541

Net increase (decrease) in net assets resulting from operations	171,835,956	65,409,321

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,252,137)	(8,623,415)
Service Class	(2,850,899)	(2,364,176)

	(11,103,036)	(10,987,591)

From net realized gain on investments:
Initial Class	(24,991,358)	(35,260,971)
Service Class	(9,921,928)	(11,192,144)

	(34,913,286)	(46,453,115)

Total dividends and distributions to shareholders	(46,016,322)	(57,440,706)

Capital share transactions:
Net proceeds from sale of shares	80,620,307	74,657,918
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	46,016,322	57,440,706
Cost of shares redeemed	(117,112,201)	(97,758,570)

Increase (decrease) in net assets derived from capital share transactions	9,524,428	34,340,054

Net increase (decrease) in net assets	135,344,062	42,308,669

Net Assets
Beginning of year	772,301,963	729,993,294

End of year	$907,646,025	$772,301,963

Undistributed net investment income at end of year	$12,288,601	$11,163,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$25.60	$25.43	$27.80	$24.58	$18.40

Net investment income (loss)	0.43 (a)	0.40 (a)	0.42 (a)	0.37 (a)	0.37
Net realized and unrealized gain (loss) on investments	5.30	1.82	(0.28)	3.19	6.16

Total from investment operations	5.73	2.22	0.14	3.56	6.53

Less dividends and distributions:
From net investment income	(0.39)	(0.40)	(0.38)	(0.34)	(0.35)
From net realized gain on investments	(1.19)	(1.65)	(2.13)	—	—

Total dividends and distributions	(1.58)	(2.05)	(2.51)	(0.34)	(0.35)

Net asset value at end of year	$29.75	$25.60	$25.43	$27.80	$24.58

Total investment return (b)	22.83%	9.12%	0.85%	14.53%	35.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.57%	1.55%	1.44%	1.48%
Net expenses	0.57%	0.58%	0.57%	0.58%	0.58%
Portfolio turnover rate	98%	125%	112%	111%	108%
Net assets at end of year (in 000’s)	$639,120	$577,310	$580,635	$605,679	$570,986

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$25.37	$25.23	$27.61	$24.44	$18.31

Net investment income (loss)	0.35 (a)	0.33 (a)	0.35 (a)	0.31 (a)	0.26
Net realized and unrealized gain (loss) on investments	5.26	1.81	(0.27)	3.15	6.17

Total from investment operations	5.61	2.14	0.08	3.46	6.43

Less dividends and distributions:
From net investment income	(0.34)	(0.35)	(0.33)	(0.29)	(0.30)
From net realized gain on investments	(1.19)	(1.65)	(2.13)	—	—

Total dividends and distributions	(1.53)	(2.00)	(2.46)	(0.29)	(0.30)

Net asset value at end of year	$29.45	$25.37	$25.23	$27.61	$24.44

Total investment return (b)	22.52%	8.85%	0.60%	14.25%	35.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.32%	1.30%	1.19%	1.23%
Net expenses	0.82%	0.83%	0.82%	0.83%	0.83%
Portfolio turnover rate	98%	125%	112%	111%	108%
Net assets at end of year (in 000’s)	$268,526	$194,992	$149,358	$141,170	$90,813

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing

18	MainStay VP Common Stock Portfolio

tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations

19

Notes to Financial Statements (continued)

and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.54%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,504,303.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$730,558,174	$186,296,510	$(9,654,179)	$176,642,331

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$29,759,022	$56,206,664	$2,660	$176,642,331	$262,610,677

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$429	$(429)	$—

The reclassifications for the Portfolio are primarily due to security litigations.

20	MainStay VP Common Stock Portfolio

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$12,337,430	$33,678,892	$10,987,591	$46,453,115

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $820,137 and $844,269, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	310,430	$8,608,930
Shares issued to shareholders in reinvestment of dividends and distributions	1,189,286	33,243,495
Shares redeemed	(2,571,378)	(72,051,293)

Net increase (decrease)	(1,071,662)	$(30,198,868)

Year ended December 31, 2016:
Shares sold	278,659	$6,983,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,787,464	43,884,386
Shares redeemed	(2,350,010)	(59,802,788)

Net increase (decrease)	(283,887)	$(8,935,055)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	2,607,706	$72,011,377
Shares issued to shareholders in reinvestment of dividends and distributions	461,308	12,772,827
Shares redeemed	(1,637,151)	(45,060,908)

Net increase (decrease)	1,431,863	$39,723,296

Year ended December 31, 2016:
Shares sold	2,699,734	$67,674,571
Shares issued to shareholders in reinvestment of dividends and distributions	556,736	13,556,320
Shares redeemed	(1,491,700)	(37,955,782)

Net increase (decrease)	1,764,770	$43,275,109

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of

21

Notes to Financial Statements (continued)

former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff request without prejudice to renewal of the request in the event of an intervening change in the law.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Common Stock Portfolio.

22	MainStay VP Common Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Common Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Common Stock Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Common Stock Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of

24	MainStay VP Common Stock Portfolio

the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

26	MainStay VP Common Stock Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

27

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP Common Stock Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

30	MainStay VP Common Stock Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761316	MSVPCS11-02/18 (NYLIAC) NI511

MainStay VP Balanced Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	10.02%	9.81%	6.84%	0.79%
Service Class Shares	5/2/2005	9.75	9.54	6.57	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[2]	13.34%	14.68%	9.10%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	2.14	1.50	3.32
Balanced Composite Index[4]	8.78	9.37	7.18
Morningstar Allocation—50% to 70% Equity Category Average[5]	13.21	8.03	5.53

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Russel Midcap Value® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,060.30	$3.84	$1,021.50	$3.77	0.74%

Service Class Shares	$1,000.00	$1,058.90	$5.14	$1,020.20	$5.04	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.25%, due 5/31/18–11/15/27

2.	iShares Intermediate Government / Credit Bond ETF

3.	Vanguard Mid-Cap Value ETF

4.	iShares Intermediate Credit Bond ETF

5.	Federal Home Loan Mortgage Corporation, 1.25%–1.875%, due 1/25/19–11/17/20
6.	iShares Russell 1000 Value ETF

7.	Fifth Third Bancorp

8.	Federal National Mortgage Association, 1.25%–1.875%, due 7/26/19–9/24/26

9.	JPMorgan Chase & Co.

10.	Federal Home Loan Bank, 1.375%–2.50%, due 3/18/19–12/10/27

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Thomas J. Girard, Donald F. Serek, CFA, and Kenneth Sommer of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Balanced Portfolio returned 10.02% for Initial Class shares and 9.75% for Service Class shares. Over the same period, both share classes underperformed the 13.34% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and outperformed the 2.14% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes outperformed the 8.78% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and underperformed the 13.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

Were there any changes to the Portfolio since the semiannual report?

Effective November 6, 2017, George Cherpelis no longer served as a portfolio manager of the Portfolio, and Kenneth Sommer was added as a portfolio manager of the Portfolio.

Thomas J. Girard and Donald F. Serek continued to serve as portfolio managers of the Portfolio for the portion of the Portfolio subadvised by NYL Investors LLC. Andrew Ver Planck and Migene Kim continued to serve as portfolio managers of the Portfolio for the portion of the Portfolio subadvised by Cornerstone Capital Management Holdings. For more information on this change, see the Prospectus supplement dated November 6, 2017.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

Stock selection was the main driver of the outperformance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index during the reporting period. In terms of the modeling factors3 in the equity portion of the Portfolio, measures of price momentum and earnings momentum provided the most powerful forecasting signals and were aligned well with the expansionary economic environment during the reporting period. The model’s sentiment composite was effective in identifying stocks to avoid, while valuation was modestly positive for the equity portion of the Portfolio.

Which sectors were the strongest positive contributors to the relative performance of the equity portion of the Portfolio, and which sectors were particularly weak?

The sectors that made the strongest contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index were information technology, industrials and health care. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the relative performance of the equity portion of the Portfolio were materials, financials and utilities. Stock selection was the main driver of relative performance in the equity portion of the Portfolio during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

The top individual contributors in the equity portion of the Portfolio were semiconductor manufacturer Micron Technology, petroleum refiner and distributor HollyFrontier, and consumer electronics retailer Best Buy. The stocks that detracted the most from absolute performance in the equity portion of the Portfolio were offshore drilling contractor Transocean, property and casualty insurer AmTrust Financial Services, and agricultural chemical company Mosaic.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

At the end of the first quarter of 2017, the equity portion of the Portfolio purchased a substantial number of shares of oil & gas refiner HollyFrontier, initially because of attractive valuation. HollyFrontier’s share price subsequently appreciated (along with the share prices of several other major refiners), as refiners benefited from an uplift in refining margins. Refiners are also likely to benefit from corporate tax reform. This helped HollyFrontier’s ranking in our model through improved sentiment and momentum scores, while the valuation reading remained in a reasonable range. The equity portion of the Portfolio established a new position in base metal mining company Freeport-McMoRan during the reporting period, and added to the position as the year progressed. The stock’s sentiment and momentum readings improved with rising copper and crude oil prices as well as positive progress in negotiations with the Indonesian government regarding joint-venture interests in their Indonesian copper and gold mining complex, Grasberg.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.	The stock selection model evaluates each stock in the strategy’s universe across different factors. Valuation measures a stock’s cash flow and sales multiples relative to its peers. Momentum measures stock price and industry price movement and trends. Sentiment measures analysts’ earnings estimates and stock loan marketplace activity.

8	MainStay VP Balanced Portfolio

At the beginning of the reporting period, the equity portion of the Portfolio held a substantial position in Everest Re Group, which provides reinsurance to property and casualty insurers. The company’s share price declined after unexpected hurricane-related losses. The equity portion of the Portfolio started trimming its position in the company in August and exited the entire position in November 2017 as momentum and valuation readings both dropped in the Portfolio’s model. The equity portion of the Portfolio also exited its position in air carrier United Continental Holdings in August 2017. Deteriorating momentum and sentiment and a modest valuation score were the main drivers of the sale.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its weighting relative to the Russell Midcap® Value Index in the materials sector and modestly increased its relative weighting in real estate. Over the same period, the equity portion of the Portfolio decreased its relative weightings in consumer staples and energy.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the equity portion of the Portfolio held overweight positions relative to the Russell Midcap® Value Index in the information technology and materials sectors. As of the same date, the equity portion of the Portfolio held underweight positions relative to the Index in real estate and utilities.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the corporate bond, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in U.S. Treasury securities throughout the reporting period. The positive excess return of the fixed-income portion of the Portfolio relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index during the reporting period was driven by an overweight position in U.S. corporate bonds, particularly the banking subsector. Overweight positions in asset-backed securities and commercial mortgage-backed securities also added to the performance of the fixed-income portion of the Portfolio during the reporting period. In the non-corporate subsector, the fixed-income portion of the Portfolio had an underweight position relative to this Index, which detracted from relative performance.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were two occasions during which the duration of the Portfolio was shorter than the duration of the benchmark. This strategy had a slightly negative impact on the performance of the fixed-income portion of the Portfolio. As of December 31, 2017, the effective duration of the fixed-income portion of the Portfolio was 3.99 years, which compared to a duration of 3.99 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. In March 2017, the fixed-income portion of the Portfolio increased its allocation to investment-grade corporate bonds because the sector became less expensive, which presented better valuations. The new-issue calendar was extremely active during the reporting period, leading to wider credit spreads5 among secondary-market bonds and new issues. This presented a good opportunity to increase the allocation to investment-grade corporate bonds at wider credit spreads. Throughout the reporting period, the fixed-income portion of the Portfolio added to its positions in commercial mortgage-backed securities and asset-backed securities. In our opinion, the asset-backed securities sector represented good relative value in the high-grade and short-duration investment space. In addition, the asset-backed securities sector also offered a respectable increase in yield relative to comparable U.S. Treasury securities. The fixed-income portion of the Portfolio added to its allocation in

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

commercial mortgage-backed securities because of strong commercial real estate fundamentals and the sector’s favorable yield profile.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. This positioning benefited the performance of the fixed-income portion of the Portfolio relative to this Index. In financials, overweight positions among banks had the greatest positive impact on the relative performance of the fixed-income portion of the Portfolio. Overweight positions in UBS Group AG, JPMorgan Chase and Fifth Third Bancorp all contributed positively to relative performance in the fixed-income portion of the Portfolio. In industrials, the best-performing subsectors were basic materials, capital goods and communications. Anglo American PLC, Telefonica SA and Vereit were among the best absolute performers in the fixed-income portion of the Portfolio.

Allocations that detracted from the relative performance of the fixed-income portion of the Portfolio included technology, consumer non-cyclical and the non-corporate sectors. In technology, the underperformance was driven primarily by an underweight sector position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. In the non-corporate sectors, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign, supranational and foreign agencies subcomponents, which detracted from relative performance.

In the asset-backed securities sector, an overweight position in floating-rate securities relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index added to performance during the reporting period. In the commercial mortgage-backed securities sector, the fixed-income portion of the Portfolio had an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in AAA-rated6 securities, which added to performance during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied. The fixed-income portion of the Portfolio generally sought to add commercial mortgage-backed securities and asset-backed securities throughout the reporting period.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio held overweight allocations relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. During the first half of the reporting period, these weightings were increased because we anticipated strong corporate earnings and a heavy new-issue calendar. The increase in the degree to which the fixed-income portion of the Portfolio was overweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index was primarily concentrated in the banking subsector. Toward the end of the reporting period, the fixed-income portion of the Portfolio slightly reduced its overweight position in corporate bonds relative to this Index. We still had a favorable view toward the asset class, but we believed that the technical backdrop could weaken in the short term because record supply had left dealers with elevated inventory. Throughout the reporting period, the fixed-income portion of the Portfolio decreased its weighting in U.S. Treasury securities to fund purchases in spread assets.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. In the corporate sector, the fixed-income portion of the Portfolio was overweight relative to this Index in financials, industrials and utilities. As of the same date, the fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. At the end of the reporting period, the largest overweight allocation within spread assets in the fixed-income portion of the Portfolio was to asset-backed securities.

6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

10	MainStay VP Balanced Portfolio

As of December 31, 2017, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the fixed-income portion of the Portfolio also held an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 33.4%† Asset-Backed Securities 2.6%
Auto Floor Plan Asset-Backed Securities 0.0%‡
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$100,000	$99,695

Automobile 0.0%‡
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	200,000	199,327

Other Asset-Backed Securities 2.6%
AIMCO CLO (a)(b) Series 2014-AA, Class AR 2.407% (3-month USD-LIBOR-BBA + 1.10%), due 7/20/26	500,000	500,834
Series 2017-AA, Class A 2.593% (3-month USD-LIBOR-BBA + 1.26%), due 7/20/29	250,000	250,665
Apidos CLO XXV Series 2016-25A, Class A1 2.767% (3-month USD-LIBOR-BBA + 1.46%), due 10/20/28 (a)(b)	475,000	476,463
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.494% (3-month USD-LIBOR-BBA + 1.19%), due 4/17/26 (a)(b)	250,000	250,262
Birchwood Park CLO, Ltd. Series 2014-1A, Class AR 2.484% (3-month USD-LIBOR-BBA + 1.18%), due 7/15/26 (a)(b)	250,000	250,833
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 2.554% (3-month USD-LIBOR-BBA + 1.25%), due 4/15/29 (a)(b)	690,000	693,679
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	198,667	201,446
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.543% (3-month USD-LIBOR-BBA + 1.23%), due 7/23/30 (a)(b)	750,000	755,103
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	1,296,750	1,282,512
Dryden Senior Loan Fund Series 2014-33A, Class AR 2.734% (3-month USD-LIBOR-BBA + 1.43%), due 10/15/28 (a)(b)	250,000	251,989

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Dryden XXXI Senior Loan Fund Series 2014-31A, Class AR 2.384% (3-month USD-LIBOR-BBA + 1.08%), due 4/18/26 (a)(b)	$280,000	$280,625
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	192,840	191,389
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	99,500	100,645
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.685% (3-month USD-LIBOR-BBA + 1.37%), due 11/15/26 (a)(b)	250,000	250,878
Galaxy XVI CLO, Ltd. Series 2013-16A, Class A1R 2.444% (3-month USD-LIBOR-BBA + 1.13%), due 11/16/25 (a)(b)	250,000	250,266
Highbridge Loan Management, Ltd. Series 2015-6A, Class A 2.762% (3-month USD-LIBOR-BBA + 1.45%), due 5/5/27 (a)(b)	250,000	250,300
HPS Loan Management, Ltd. Series 2011-A17, Class A 2.494% (3-month USD-LIBOR-BBA + 1.26%), due 5/6/30 (a)(b)	850,000	851,810
LCM, Ltd. Partnership Series 2015-A, Class AR 2.429% (3-month USD-LIBOR-BBA + 1.24%), due 7/20/30 (a)(b)	350,000	352,975
Magnetite VIII, Ltd. Series 2014-8A, Class AR 2.604% (3-month USD-LIBOR-BBA + 1.30%), due 4/15/26 (a)(b)	260,000	260,394
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.634% (3-month USD-LIBOR-BBA + 1.33%), due 4/15/27 (a)(b)	250,000	251,636
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 2.564% (3-month USD-LIBOR-BBA + 1.25%), due 1/28/30 (a)(b)	390,000	392,680
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 2.627% (3-month USD-LIBOR-BBA + 1.32%), due 3/17/30 (a)(b)	350,000	354,522
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 2.457% (3-month USD-LIBOR-BBA + 1.14%), due 11/18/26 (a)(b)	251,000	251,735

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 2.567% (3-month USD-LIBOR-BBA + 1.28%), due 7/25/30 (a)(b)	$450,000	$452,949
THL Credit Wind River CLO, Ltd. (a)
Series 2014-3A, Class AR 2.413% (3-month USD-LIBOR-BBA + 1.10%), due 1/22/27 (b)	390,000	391,198
Series 2017-4A, Class A 2.656%, due 11/20/30 (c)	250,000	250,092
Series 2012-1A, Class AR 2.754% (3-month USD-LIBOR-BBA + 1.45%), due 1/15/26 (b)	250,000	252,058
TIAA CLO III Ltd Series 2017-2A, Class A 2.627%, due 1/16/31 (a)(c)(d)	350,000	350,000
Volvo Financial Equipment LLC Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	100,000	99,869
Voya CLO, Ltd. Series 2014-2A, Class A1R 2.554% (3-month USD-LIBOR-BBA + 1.25%), due 4/17/30 (a)(b)	600,000	603,856

		11,353,663

Total Asset-Backed Securities (Cost $11,624,979)		11,652,685

Corporate Bonds 16.1%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,050,000	1,119,532

Auto Manufacturers 0.8%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,000,000	1,004,283
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	1,375,000	1,441,813
General Motors Co. 4.875%, due 10/2/23	1,150,000	1,244,499

		3,690,595

Banks 4.9%
ABN AMRO Bank N.V. 2.10%, due 1/18/19 (a)	150,000	149,804
Bank of America Corp.
2.816% (3-month USD-LIBOR-BBA + 0.93%), due 7/21/23 (e)	500,000	499,024
4.45%, due 3/3/26	1,000,000	1,067,404

	Principal Amount	Value
Banks (continued)
Bank of Nova Scotia 2.45%, due 3/22/21	$1,000,000	$1,000,647
Citigroup, Inc.
2.876% (3-month USD-LIBOR-BBA + 0.95%), due 7/24/23 (e)	550,000	547,244
4.60%, due 3/9/26	750,000	798,166
Citizens Bank N.A. 2.25%, due 10/30/20	1,525,000	1,510,892
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,000,000	1,055,605
Credit Agricole S.A. (a)
3.25%, due 10/4/24	500,000	496,636
3.375%, due 1/10/22	575,000	583,970
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,125,000	1,160,482
Discover Bank 3.20%, due 8/9/21	850,000	862,272
♦Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,326,696
Goldman Sachs Group, Inc.
2.876% (3-month USD-LIBOR-BBA + 0.821%), due 10/31/22 (e)	490,000	488,596
2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (e)	350,000	347,556
3.85%, due 1/26/27	475,000	487,662
HSBC Holdings PLC 3.262% (3-month USD-LIBOR-BBA + 1.055%), due 3/13/23 (e)	1,000,000	1,013,921
Huntington National Bank 2.875%, due 8/20/20	750,000	756,194
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	2,200,000	2,294,870
Mitsubishi UFJ Financial Group, Inc. 2.95%, due 3/1/21	1,325,000	1,337,092
Morgan Stanley
3.591% (3-month USD-LIBOR-BBA + 1.34%), due 7/22/28 (e)	400,000	403,682
4.10%, due 5/22/23	375,000	390,690
4.35%, due 9/8/26	595,000	623,476
Santander UK Group Holdings PLC 3.823% (3-month USD-LIBOR-BBA + 1.40%), due 11/3/28 (e)	500,000	501,160
UBS Group Funding Switzerland A.G. (a)
4.125%, due 4/15/26	750,000	786,411
4.253%, due 3/23/28	310,000	326,643
Wells Fargo & Co.
2.50%, due 3/4/21	750,000	749,657
4.10%, due 6/3/26	225,000	235,940

		21,802,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	$350,000	$351,756
3.65%, due 2/1/26	1,400,000	1,444,769

		1,796,525

Building Materials 0.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	888,640
Masco Corp.
3.50%, due 4/1/21	325,000	330,086
4.45%, due 4/1/25	850,000	901,255

		2,119,981

Chemicals 0.4%
Mosaic Co. 4.05%, due 11/15/27	300,000	300,787
NewMarket Corp. 4.10%, due 12/15/22	400,000	418,321
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	210,000	209,475
Westlake Chemical Corp. 3.60%, due 8/15/26	750,000	754,331

		1,682,914

Diversified Financial Services 0.4%
American Express Credit Corp. 2.15% (3-month USD-LIBOR-BBA + 0.55%), due 3/18/19 (b)	350,000	351,379
Discover Financial Services
3.85%, due 11/21/22	100,000	102,714
5.20%, due 4/27/22	25,000	26,909
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	1,100,000	1,113,174

		1,594,176

Electric 2.0%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	249,264
Commonwealth Edison Co. 3.10%, due 11/1/24	150,000	151,507
Dominion Energy, Inc. 4.104%, due 4/1/21 (f)	1,000,000	1,040,649
DTE Electric Co. 2.65%, due 6/15/22	750,000	750,824
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,500,000	1,498,112
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	750,000	748,173
Entergy Corp. 4.00%, due 7/15/22	750,000	782,957
Exelon Corp.
2.85%, due 6/15/20	425,000	428,963
3.497%, due 6/1/22	500,000	509,550

	Principal Amount	Value
Electric (continued)
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	$500,000	$527,487
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	296,566
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	264,580
Southern Co. 2.95%, due 7/1/23	1,500,000	1,500,735

		8,749,367

Electronics 0.0%‡
Amphenol Corp. 3.125%, due 9/15/21	175,000	177,780

Food 0.2%
Ingredion, Inc. 4.625%, due 11/1/20	250,000	262,612
McCormick & Co., Inc. 3.15%, due 8/15/24	625,000	628,312

		890,924

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	375,000	371,250
5.50%, due 1/17/27	350,000	375,375

		746,625

Health Care—Products 0.4%
Becton Dickinson & Co. 2.894%, due 6/6/22	1,625,000	1,614,835

Health Care—Services 0.2%
Anthem, Inc. 3.65%, due 12/1/27	550,000	560,630
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	575,000	575,895

		1,136,525

Insurance 0.4%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	725,000	781,109
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	1,250,000	1,238,050

		2,019,159

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	127,439
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	700,000	737,865

		865,304

Media 0.1%
Discovery Communications LLC 3.95%, due 3/20/28	375,000	372,996

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.6%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	$800,000	$837,297
4.875%, due 5/14/25	625,000	662,291
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,250,000	1,310,294

		2,809,882

Miscellaneous—Manufacturing 0.2%
General Electric Co. 4.375%, due 9/16/20	225,000	236,346
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (a)	700,000	704,111

		940,457

Multi-National 0.1%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	600,000	596,723

Oil & Gas 0.8%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,000,000	1,056,036
BP Capital Markets PLC 3.062%, due 3/17/22	425,000	432,863
Cenovus Energy, Inc. 4.25%, due 4/15/27	600,000	598,555
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	421,060
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	538,650
Petroleos Mexicanos
3.50%, due 1/30/23	100,000	97,900
4.875%, due 1/24/22	75,000	78,169
Shell International Finance B.V. 3.25%, due 5/11/25	200,000	205,537

		3,428,770

Pharmaceuticals 0.2%
Actavis Funding SCS 3.00%, due 3/12/20	350,000	353,149
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	625,000	625,347

		978,496

Pipelines 0.5%
Energy Transfer, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	850,000	929,268
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	895,000	949,599
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	173,881

		2,052,748

	Principal Amount	Value
Real Estate Investment Trusts 0.5%
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	$150,000	$164,894
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	133,371
Realty Income Corp. 3.25%, due 10/15/22	325,000	330,237
Simon Property Group, L.P. 2.625%, due 6/15/22	475,000	473,860
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,000,000	1,058,289

		2,160,651

Semiconductors 0.1%
Applied Materials, Inc. 3.30%, due 4/1/27	225,000	228,847

Software 0.6%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,075,000	1,056,875
Fiserv, Inc. 4.75%, due 6/15/21	200,000	213,509
Oracle Corp. 2.50%, due 5/15/22	1,250,000	1,251,970

		2,522,354

Telecommunications 1.2%
AT&T, Inc.
3.90%, due 8/14/27	1,000,000	1,006,682
3.95%, due 1/15/25	850,000	870,284
4.45%, due 4/1/24	21,000	22,214
Orange S.A. 2.75%, due 2/6/19	225,000	226,244
Telefonica Emisiones SAU 4.103%, due 3/8/27	1,750,000	1,809,314
Verizon Communications, Inc. 5.15%, due 9/15/23	1,100,000	1,223,908

		5,158,646

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	130,294

Total Corporate Bonds (Cost $70,453,606)		71,387,498

Foreign Government Bonds 0.1%
Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	54,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Foreign Government Bonds (continued)
Russia 0.1%
Russian Federation 3.50%, due 1/16/19 (a)	$400,000	$403,888

Total Foreign Government Bonds (Cost $448,993)		458,638

Mortgage-Backed Securities 1.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	302,939
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	609,021
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	910,662
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	100,000	105,315
COMM Mortgage Trust Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	301,539
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	807,200
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	205,135
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	218,160	219,649
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	503,423
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,018,025
Series 2013-C12, Class A4 4.259%, due 10/15/46 (c)	300,000	321,098
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	920,802
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	102,176

Total Mortgage-Backed Securities (Cost $6,411,006)		6,326,984

	Principal Amount	Value
U.S. Government & Federal Agencies 13.2%
♦Federal Home Loan Bank 0.6%
1.375%, due 3/18/19	$200,000	$198,843
1.375%, due 9/28/20	500,000	491,287
1.50%, due 10/21/19	600,000	595,624
1.70%, due 5/15/20	500,000	496,049
2.50%, due 12/10/27	1,050,000	1,025,121

		2,806,924

♦Federal Home Loan Mortgage Corporation 0.8%
1.25%, due 8/15/19	350,000	346,267
1.25%, due 10/2/19	350,000	345,832
1.35%, due 1/25/19	600,000	596,358
1.375%, due 8/15/19	400,000	396,568
1.50%, due 1/17/20	725,000	718,140
1.875%, due 11/17/20	1,250,000	1,243,449

		3,646,614

♦Federal National Mortgage Association 0.7%
1.25%, due 7/26/19	450,000	445,270
1.25%, due 8/17/21	500,000	484,513
1.75%, due 9/12/19	250,000	249,292
1.875%, due 9/24/26	1,925,000	1,814,576

		2,993,651

♦United States Treasury Notes 11.1%
0.75%, due 9/30/18	6,275,000	6,230,389
0.875%, due 5/31/18	450,000	448,980
1.125%, due 7/31/21	100,000	96,703
1.375%, due 9/30/23	1,385,000	1,319,321
1.50%, due 10/31/19	14,450,000	14,350,656
1.50%, due 6/15/20	7,500,000	7,424,414
1.625%, due 10/15/20	925,000	916,798
1.75%, due 11/15/20	4,300,000	4,275,309
1.875%, due 4/30/22	1,000,000	988,047
1.875%, due 9/30/22	2,000,000	1,971,016
1.875%, due 8/31/24	500,000	486,543
2.125%, due 12/31/22	3,300,000	3,286,336
2.125%, due 2/29/24	3,350,000	3,316,893
2.125%, due 3/31/24	650,000	643,373
2.125%, due 9/30/24	150,000	148,113
2.25%, due 10/31/24	1,325,000	1,318,892
2.25%, due 11/15/27	2,005,000	1,976,726

		49,198,509

Total U.S. Government & Federal Agencies (Cost $59,019,478)		58,645,698

Total Long-Term Bonds (Cost $147,958,062)		148,471,503

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 58.7%
Aerospace & Defense 1.3%
General Dynamics Corp.	2,612	$531,412
Huntington Ingalls Industries, Inc.	554	130,578
L3 Technologies, Inc.	2,905	574,754
Lockheed Martin Corp.	2,161	693,789
Raytheon Co.	2,831	531,803
Spirit AeroSystems Holdings, Inc., Class A	17,037	1,486,478
Textron, Inc.	18,878	1,068,306
United Technologies Corp.	4,770	608,509

		5,625,629

Air Freight & Logistics 0.3%
XPO Logistics, Inc. (g)	14,143	1,295,357

Airlines 0.2%
Copa Holdings S.A., Class A	4,055	543,613
Delta Air Lines, Inc.	9,441	528,696

		1,072,309

Auto Components 0.3%
Adient PLC	4,258	335,105
Lear Corp.	6,032	1,065,613

		1,400,718

Automobiles 0.3%
Ford Motor Co.	54,285	678,020
General Motors Co.	14,406	590,502

		1,268,522

Banks 2.9%
Bank of America Corp.	22,995	678,812
Bank of The Ozarks, Inc.	23,732	1,149,815
BB&T Corp.	13,608	676,590
CIT Group, Inc.	26,142	1,286,971
Citigroup, Inc.	9,043	672,890
Citizens Financial Group, Inc.	10,324	433,402
♦Fifth Third Bancorp	58,094	1,762,572
First Hawaiian, Inc.	4,156	121,272
Huntington Bancshares, Inc.	27,483	400,152
♦JPMorgan Chase & Co.	6,359	680,031
KeyCorp	48,917	986,656
M&T Bank Corp.	624	106,698
PNC Financial Services Group, Inc.	3,616	521,753
SunTrust Banks, Inc.	24,992	1,614,233
TCF Financial Corp.	25,885	530,642
U.S. Bancorp	11,138	596,774
Wells Fargo & Co.	9,858	598,085

		12,817,348

Beverages 0.3%
Coca-Cola Co.	11,601	532,254
PepsiCo., Inc.	5,135	615,789

		1,148,043

	Shares	Value
Biotechnology 1.1%
Alexion Pharmaceuticals, Inc. (g)	4,473	$534,926
Amgen, Inc.	3,437	597,694
Biogen, Inc. (g)	1,883	599,867
Gilead Sciences, Inc.	9,390	672,700
OPKO Health, Inc. (g)	210,121	1,029,593
United Therapeutics Corp. (g)	9,592	1,419,137

		4,853,917

Building Products 0.7%
Johnson Controls International PLC	13,921	530,529
Owens Corning	15,928	1,464,420
USG Corp. (g)	30,260	1,166,826

		3,161,775

Capital Markets 3.3%
Ameriprise Financial, Inc.	6,616	1,121,214
Bank of New York Mellon Corp.	12,614	679,390
BGC Partners, Inc., Class A	70,449	1,064,484
BlackRock, Inc.	1,182	607,205
Charles Schwab Corp.	10,118	519,762
CME Group, Inc.	3,506	512,051
E*TRADE Financial Corp. (g)	2,795	138,548
Federated Investors, Inc., Class B	32,334	1,166,611
Franklin Resources, Inc.	15,641	677,725
Goldman Sachs Group, Inc.	2,326	592,572
Intercontinental Exchange, Inc.	8,662	611,191
Lazard, Ltd., Class A	20,585	1,080,712
Legg Mason, Inc.	27,117	1,138,372
Morgan Stanley	11,485	602,618
Northern Trust Corp.	19,559	1,953,748
State Street Corp.	6,975	680,830
T. Rowe Price Group, Inc.	16,009	1,679,824

		14,826,857

Chemicals 2.2%
Air Products & Chemicals, Inc.	3,241	531,783
Ashland Global Holdings, Inc.	2,799	199,289
Cabot Corp.	18,284	1,126,112
CF Industries Holdings, Inc.	36,174	1,538,842
DowDuPont, Inc.	7,384	525,888
Huntsman Corp.	34,958	1,163,752
LyondellBasell Industries N.V., Class A	6,217	685,859
Olin Corp.	35,427	1,260,493
PPG Industries, Inc.	5,227	610,618
Praxair, Inc.	3,941	609,594
Valvoline, Inc.	9,275	232,432
Westlake Chemical Corp.	10,733	1,143,386

		9,628,048

Commercial Services & Supplies 0.1%
Waste Management, Inc.	7,079	610,918

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Communications Equipment 0.6%
ARRIS International PLC (g)	43,111	$1,107,521
Cisco Systems, Inc.	15,763	603,723
EchoStar Corp., Class A (g)	13,833	828,597
Juniper Networks, Inc.	3,992	113,772

		2,653,613

Construction & Engineering 0.0%‡
Fluor Corp.	1,143	59,036

Consumer Finance 0.9%
American Express Co.	6,961	691,297
Capital One Financial Corp.	5,315	529,268
Discover Financial Services	2,837	218,222
OneMain Holdings, Inc. (g)	2,400	62,376
Synchrony Financial	63,069	2,435,094

		3,936,257

Containers & Packaging 0.3%
Graphic Packaging Holding Co.	69,735	1,077,406
Sealed Air Corp.	306	15,086
WestRock Co.	2,900	183,309

		1,275,801

Diversified Consumer Services 0.3%
Graham Holdings Co., Class B	1,768	987,163
H&R Block, Inc.	21,416	561,527

		1,548,690

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc., Class B (g)	3,053	605,165
Leucadia National Corp.	41,479	1,098,779

		1,703,944

Diversified Telecommunication Services 0.3%
AT&T, Inc.	15,621	607,345
Verizon Communications, Inc.	9,979	528,188

		1,135,533

Electric Utilities 2.2%
American Electric Power Co., Inc.	8,236	605,923
Duke Energy Corp.	7,204	605,928
Edison International	16,444	1,039,919
Entergy Corp.	8,047	654,945
Eversource Energy	16,458	1,039,816
Exelon Corp.	15,545	612,628
FirstEnergy Corp.	50,964	1,560,518
NextEra Energy, Inc.	3,931	613,983
PG&E Corp.	11,887	532,894
PPL Corp.	2,248	69,576
Southern Co.	10,689	514,034
Xcel Energy, Inc.	42,565	2,047,802

		9,897,966

	Shares	Value
Electrical Equipment 0.5%
Eaton Corp. PLC	7,776	$614,382
Emerson Electric Co.	7,602	529,783
Regal Beloit Corp.	14,810	1,134,446

		2,278,611

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	21,230	679,148
Jabil, Inc.	41,812	1,097,565

		1,776,713

Energy Equipment & Services 0.5%
Halliburton Co.	12,608	616,153
Oceaneering International, Inc.	45,113	953,689
Schlumberger, Ltd.	8,949	603,073

		2,172,915

Equity Real Estate Investment Trusts 5.0%
Apple Hospitality REIT, Inc.	60,289	1,182,267
AvalonBay Communities, Inc.	704	125,601
Brandywine Realty Trust	62,799	1,142,314
Brixmor Property Group, Inc.	37,423	698,313
DDR Corp.	102,215	915,846
Duke Realty Corp.	9,207	250,522
Empire State Realty Trust, Inc., Class A	54,655	1,122,067
Equity Residential	9,581	610,980
Forest City Realty Trust, Inc., Class A	1,801	43,404
Gaming and Leisure Properties, Inc.	25,581	946,497
Highwoods Properties, Inc.	14,739	750,362
Hospitality Properties Trust	40,833	1,218,865
Host Hotels & Resorts, Inc.	83,163	1,650,786
Lamar Advertising Co., Class A	5,378	399,263
Life Storage, Inc.	5,080	452,476
Outfront Media, Inc.	31,122	722,030
Park Hotels & Resorts, Inc.	6,510	187,162
Piedmont Office Realty Trust, Inc., Class A	56,248	1,103,023
Prologis, Inc.	9,581	618,070
Retail Properties of America, Inc., Class A	86,477	1,162,251
Senior Housing Properties Trust	62,864	1,203,846
Simon Property Group, Inc.	4,163	714,954
Spirit Realty Capital, Inc.	137,885	1,183,053
Tanger Factory Outlet Centers, Inc.	214	5,673
Ventas, Inc.	2,961	177,690
VEREIT, Inc.	170,264	1,326,357
Vornado Realty Trust	7,793	609,257
Welltower, Inc.	7,639	487,139
Weyerhaeuser Co.	5,952	209,868
WP Carey, Inc.	11,383	784,289

		22,004,225

Food & Staples Retailing 0.5%
CVS Health Corp.	8,137	589,933
Kroger Co.	19,202	527,095
Wal-Mart Stores, Inc.	6,992	690,460

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	8,291	$602,092

		2,409,580

Food Products 1.2%
Archer-Daniels-Midland Co.	17,104	685,528
Conagra Brands, Inc.	17,826	671,505
General Mills, Inc.	10,202	604,877
Kraft Heinz Co.	6,792	528,146
Lamb Weston Holdings, Inc.	5,108	288,347
Mondelez International, Inc., Class A	12,274	525,327
Pilgrim’s Pride Corp. (g)	29,731	923,445
TreeHouse Foods, Inc. (g)	12,674	626,856
Tyson Foods, Inc., Class A	8,457	685,609

		5,539,640

Gas Utilities 0.0%‡
UGI Corp.	3,664	172,025

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	12,045	687,408
Baxter International, Inc.	10,626	686,865
Danaher Corp.	5,638	523,319
Medtronic PLC	6,492	524,229
STERIS PLC	9,503	831,227
Zimmer Biomet Holdings, Inc.	734	88,572

		3,341,620

Health Care Providers & Services 1.6%
Aetna, Inc.	2,927	528,001
Anthem, Inc.	3,046	685,380
Centene Corp. (g)	16,619	1,676,525
Cigna Corp.	3,352	680,758
Express Scripts Holding Co. (g)	9,209	687,360
HCA Healthcare, Inc. (g)	6,914	607,326
Humana, Inc.	2,814	698,069
McKesson Corp.	3,810	594,169
WellCare Health Plans, Inc. (g)	5,051	1,015,807

		7,173,395

Hotels, Restaurants & Leisure 1.2%
Aramark	29,558	1,263,309
Carnival Corp.	10,336	686,000
Hyatt Hotels Corp., Class A (g)	15,806	1,162,373
Norwegian Cruise Line Holdings, Ltd. (g)	2,378	126,629
Royal Caribbean Cruises, Ltd.	15,763	1,880,211

		5,118,522

Household Durables 1.0%
Lennar Corp., Class A	9,040	571,689
PulteGroup, Inc.	38,479	1,279,427
Tempur Sealy International, Inc. (g)	17,659	1,107,043
Toll Brothers, Inc.	23,976	1,151,327

	Shares	Value
Household Durables (continued)
Whirlpool Corp.	1,684	$283,990

		4,393,476

Household Products 0.4%
Colgate-Palmolive Co.	7,085	534,563
Kimberly-Clark Corp.	5,049	609,212
Procter & Gamble Co.	5,770	530,148

		1,673,923

Independent Power & Renewable Electricity Producers 0.6%
AES Corp.	123,162	1,333,844
NRG Energy, Inc.	19,856	565,499
Vistra Energy Corp. (g)	42,056	770,466

		2,669,809

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	11,436	1,299,702
General Electric Co.	30,282	528,421
Honeywell International, Inc.	3,951	605,925

		2,434,048

Insurance 4.8%
Aflac, Inc.	7,871	690,916
Allstate Corp.	6,580	688,992
American Financial Group, Inc.	9,565	1,038,185
American International Group, Inc.	8,804	524,542
American National Insurance Co.	1,797	230,465
Arthur J. Gallagher & Co.	1,084	68,596
Assured Guaranty, Ltd.	15,747	533,351
Athene Holding, Ltd., Class A (g)	24,511	1,267,464
Brighthouse Financial, Inc. (g)	8,760	513,686
Chubb, Ltd.	4,188	611,992
CNA Financial Corp.	19,791	1,049,913
First American Financial Corp.	22,631	1,268,241
FNF Group	11,878	466,093
Hartford Financial Services Group, Inc.	1,695	95,395
Lincoln National Corp.	22,931	1,762,706
Mercury General Corp.	4,726	252,557
MetLife, Inc.	11,902	601,765
Old Republic International Corp.	58,343	1,247,373
Principal Financial Group, Inc.	26,085	1,840,558
Prudential Financial, Inc.	5,874	675,393
Reinsurance Group of America, Inc.	8,144	1,269,894
Travelers Cos., Inc.	5,100	691,764
Unum Group	28,181	1,546,855
W.R. Berkley Corp.	15,442	1,106,419
Willis Towers Watson PLC	7,134	1,075,023

		21,118,138

Internet & Direct Marketing Retail 0.3%
Liberty Interactive Corp. QVC Group, Class A (g)	46,043	1,124,370

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 0.7%
Akamai Technologies, Inc. (g)	24,057	$1,564,667
eBay, Inc. (g)	18,136	684,453
Twitter, Inc. (g)	34,686	832,811

		3,081,931

IT Services 1.0%
Amdocs, Ltd.	1,846	120,876
Booz Allen Hamilton Holding Corp.	5,851	223,099
CoreLogic, Inc. (g)	22,417	1,035,890
Fidelity National Information Services, Inc.	1,148	108,015
International Business Machines Corp.	4,525	694,225
Sabre Corp.	51,448	1,054,684
Teradata Corp. (g)	31,778	1,222,182

		4,458,971

Life Sciences Tools & Services 0.4%
IQVIA Holdings, Inc. (g)	12,011	1,175,877
Thermo Fisher Scientific, Inc.	3,177	603,249

		1,779,126

Machinery 1.4%
Caterpillar, Inc.	4,434	698,710
Cummins, Inc.	10,724	1,894,287
PACCAR, Inc.	12,234	869,593
Stanley Black & Decker, Inc.	384	65,161
Terex Corp.	24,834	1,197,495
Trinity Industries, Inc.	34,189	1,280,720

		6,005,966

Media 1.9%
Charter Communications, Inc., Class A (g)	1,824	612,791
Comcast Corp., Class A	16,802	672,920
Discovery Communications, Inc. (g)
Class A	3,105	69,490
Class C	4,023	85,167
DISH Network Corp., Class A (g)	10,770	514,267
John Wiley & Sons, Inc., Class A	17,830	1,172,322
Liberty SiriusXM Group (g)
Class A	1,025	40,652
Class C	1,024	40,612
Lions Gate Entertainment Corp., Class A (g)	29,814	1,008,011
News Corp.
Class A	78,098	1,265,969
Class B	65,381	1,085,325
Time Warner, Inc.	5,691	520,556
Twenty-First Century Fox, Inc.
Class A	15,067	520,264
Class B	15,320	522,718
Walt Disney Co.	4,828	519,058

		8,650,122

	Shares	Value
Metals & Mining 1.5%
Alcoa Corp. (g)	8,360	$450,353
Freeport-McMoRan, Inc. (g)	111,633	2,116,562
Newmont Mining Corp.	48,826	1,831,951
Steel Dynamics, Inc.	13,679	589,975
Tahoe Resources, Inc.	62,287	298,355
United States Steel Corp.	39,198	1,379,378

		6,666,574

Mortgage Real Estate Investment Trusts 0.3%
New Residential Investment Corp.	68,929	1,232,451
Starwood Property Trust, Inc.	15,072	321,787

		1,554,238

Multi-Utilities 1.9%
Ameren Corp.	25,624	1,511,560
CenterPoint Energy, Inc.	47,586	1,349,539
CMS Energy Corp.	15,555	735,751
Consolidated Edison, Inc.	23,035	1,956,823
Dominion Energy, Inc.	6,559	531,672
DTE Energy Co.	4,808	526,284
Public Service Enterprise Group, Inc.	9,414	484,821
Sempra Energy	2,653	283,659
WEC Energy Group, Inc.	15,114	1,004,023

		8,384,132

Multiline Retail 0.5%
Kohl’s Corp.	27,715	1,502,984
Macy’s, Inc.	861	21,689
Target Corp.	10,513	685,973

		2,210,646

Oil, Gas & Consumable Fuels 4.2%
Anadarko Petroleum Corp.	11,689	626,998
Andeavor	16,217	1,854,252
Chevron Corp.	5,493	687,669
Concho Resources, Inc. (g)	11	1,652
ConocoPhillips	12,256	672,732
Devon Energy Corp.	11,954	494,896
EOG Resources, Inc.	4,974	536,744
Exxon Mobil Corp.	8,177	683,924
HollyFrontier Corp.	28,857	1,478,056
Kinder Morgan, Inc.	29,276	529,017
Kosmos Energy, Ltd. (g)	32,617	223,426
Marathon Oil Corp.	101,647	1,720,884
Marathon Petroleum Corp.	37,819	2,495,298
Murphy Oil Corp.	41,206	1,279,446
Occidental Petroleum Corp.	9,447	695,866
PBF Energy, Inc., Class A	34,423	1,220,295
Phillips 66	6,851	692,979
Pioneer Natural Resources Co.	3,133	541,539
Southwestern Energy Co. (g)	138,456	772,584
Valero Energy Corp.	7,558	694,656
Williams Cos., Inc.	23,537	717,643

		18,620,556

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.3%
Domtar Corp.	23,118	$1,144,803

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	16,314	1,113,104

Pharmaceuticals 0.6%
Allergan PLC	3,155	516,095
Bristol-Myers Squibb Co.	9,875	605,140
Johnson & Johnson	3,750	523,950
Merck & Co., Inc.	9,346	525,899
Mylan N.V. (g)	203	8,589
Pfizer, Inc.	16,759	607,011

		2,786,684

Professional Services 0.3%
ManpowerGroup, Inc.	10,698	1,349,125

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	8,599	1,280,649
Realogy Holdings Corp.	43,593	1,155,215

		2,435,864

Road & Rail 0.6%
CSX Corp.	11,067	608,796
Norfolk Southern Corp.	4,209	609,884
Ryder System, Inc.	9,945	837,071
Union Pacific Corp.	4,541	608,948

		2,664,699

Semiconductors & Semiconductor Equipment 1.4%
Cypress Semiconductor Corp.	4,109	62,621
First Solar, Inc. (g)	18,845	1,272,414
Intel Corp.	14,664	676,890
Marvell Technology Group, Ltd.	749	16,081
Micron Technology, Inc. (g)	15,437	634,770
Microsemi Corp. (g)	2,538	131,088
NXP Semiconductors N.V. (g)	5,204	609,336
ON Semiconductor Corp. (g)	48,101	1,007,235
Qorvo, Inc. (g)	16,268	1,083,449
QUALCOMM, Inc.	8,215	525,924
Versum Materials, Inc.	2,368	89,629

		6,109,437

Software 0.5%
CA, Inc.	44,168	1,469,911
Nuance Communications, Inc. (g)	673	11,003
Oracle Corp.	14,503	685,702

		2,166,616

Specialty Retail 1.4%
Best Buy Co., Inc.	27,761	1,900,796
Foot Locker, Inc.	22,658	1,062,207

	Shares	Value
Specialty Retail (continued)
Gap, Inc.	40,605	$1,383,006
Signet Jewelers, Ltd.	9,696	548,309
Urban Outfitters, Inc. (g)	33,644	1,179,558

		6,073,876

Technology Hardware, Storage & Peripherals 0.9%
Hewlett Packard Enterprise Co.	35,939	516,084
HP, Inc.	32,269	677,972
NetApp, Inc.	9,176	507,616
Western Digital Corp.	23,200	1,845,096
Xerox Corp.	10,381	302,606

		3,849,374

Textiles, Apparel & Luxury Goods 0.5%
Michael Kors Holdings, Ltd. (g)	22,333	1,405,862
Ralph Lauren Corp.	7,582	786,178

		2,192,040

Tobacco 0.1%
Philip Morris International, Inc.	5,796	612,347

Trading Companies & Distributors 0.0%‡
W.W. Grainger, Inc.	910	214,988

Wireless Telecommunication Services 0.3%
Sprint Corp. (g)	108,074	636,556
T-Mobile U.S., Inc. (g)	9,564	607,410

		1,243,966

Total Common Stocks (Cost $207,683,602)		260,690,476

Exchange-Traded Funds 6.3%
♦iShares Intermediate Credit Bond ETF	42,815	4,675,826
♦iShares Intermediate Government / Credit Bond ETF	100,131	10,990,378
♦iShares Russell 1000 Value ETF	26,855	3,339,151
SPDR S&P 500 ETF Trust	2,905	775,228
SPDR S&P MidCap 400 ETF Trust	4,324	1,493,553
♦Vanguard Mid-Cap Value ETF	58,738	6,553,399

Total Exchange-Traded Funds (Cost $27,149,689)		27,827,535

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (d)(g)(h)(i)	9,999	10,148
Safeway PDC LLC CVR, Expires 1/30/18 (h)	9,999	170

Total Rights (Cost $10,636)		10,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Short-Term Investments 1.9%
Repurchase Agreements 1.0%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $659,069 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $670,000 and a Market Value of $673,477)	$659,029	$659,029
RBC Capital Markets 1.35%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $3,744,562 (Collateralized by United States Treasury Notes with rates between 1.125% and 2.25% and maturity dates between 7/31/21 and 2/15/27, with a Principal Amount of $3,874,800 and a Market Value of $3,818,934)	3,744,000	3,744,000

Total Repurchase Agreements (Cost $4,403,029)		4,403,029

U.S. Government & Federal Agencies 0.9%
United States Treasury Notes 1.00%, due 9/15/18	4,000,000	3,980,625

Total U.S. Government & Federal Agencies (Cost $3,989,865)		3,980,625

Total Short-Term Investments (Cost $8,392,894)		8,383,654

Total Investments (Cost $391,194,883)	100.3%	445,383,486
Other Assets, Less Liabilities	(0.3)	(1,528,407)
Net Assets	100.0%	$443,855,079
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate as of December 31, 2017.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $360,148, which represented 0.1% of the Portfolio’s net assets.

(e)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2017.

(g)	Non-income producing security.

(h)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,318, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	22	March 2018	$4,718,048	$4,710,406	$(7,642)
5-Year United States Treasury Note	47	March 2018	5,477,508	5,459,711	(17,797)
10-Year United States Treasury Note	34	March 2018	4,230,136	4,217,594	(12,542)
10-Year United States Treasury Ultra Note	(10)	March 2018	(1,337,697)	(1,335,625)	2,072
United States Treasury Long Bond	(1)	March 2018	(152,715)	(153,000)	(285)

			$12,935,280	$12,899,086	$(36,194)

1.	As of December 31, 2017, cash in the amount of $61,660 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

CME—Chicago Mercantile Exchange

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,652,685	$—	$11,652,685
Corporate Bonds	—	71,387,498	—	71,387,498
Foreign Government Bonds	—	458,638	—	458,638
Mortgage-Backed Securities	—	6,326,984	—	6,326,984
U.S. Government & Federal Agencies	—	58,645,698	—	58,645,698

Total Long-Term Bonds	—	148,471,503	—	148,471,503

Common Stocks	260,690,476	—	—	260,690,476
Exchange-Traded Funds	27,827,535	—	—	27,827,535
Rights (b)	—	170	10,148	10,318
Short-Term Investments
Repurchase Agreement	—	4,403,029	—	4,403,029
U.S. Government & Federal Agencies	—	3,980,625	—	3,980,625

Total Short-Term Investments	—	8,383,654	—	8,383,654

Total Investments in Securities	288,518,011	156,855,327	10,148	445,383,486

Other Financial Instruments
Futures Contracts (c)	2,072	—	—	2,072

Total Investments in Securities and Other Financial Instruments	$288,520,083	$156,855,327	$10,148	$445,385,558

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(38,266)	$—	$—	$(38,266)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $10,148 is held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

As of December 31, 2017, a security with a market value of $488 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for this security, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (a)
Rights
Food & Staples Retailing	$10,636	$—	$—	$—	$—	$—	$—	$(488)	$10,148	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $391,194,883)	$445,383,486
Cash	133,808
Cash collateral on deposit at broker for futures contracts	61,660
Receivables:
Dividends and interest	1,429,100
Investment securities sold	727,771
Fund shares sold	129,184
Variation margin on futures contracts	8,560

Total assets	447,873,569

Liabilities
Payables:
Investment securities purchased	3,433,157
Manager (See Note 3)	260,279
Fund shares redeemed	131,284
NYLIFE Distributors (See Note 3)	90,242
Professional fees	41,829
Custodian	31,196
Shareholder communication	28,572
Trustees	597
Accrued expenses	1,334

Total liabilities	4,018,490

Net assets	$443,855,079

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,511
Additional paid-in capital	368,140,726

368,170,237
Undistributed net investment income	5,755,767
Accumulated net realized gain (loss) on investments and futures transactions	15,776,666
Net unrealized appreciation (depreciation) on investments and futures contracts	54,152,409

Net assets	$443,855,079

Initial Class
Net assets applicable to outstanding shares	$17,209,194

Shares of beneficial interest outstanding	1,133,589

Net asset value per share outstanding	$15.18

Service Class
Net assets applicable to outstanding shares	$426,645,885

Shares of beneficial interest outstanding	28,377,620

Net asset value per share outstanding	$15.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$6,093,737
Interest	3,665,753

Total income	9,759,490

Expenses
Manager (See Note 3)	3,002,836
Distribution/Service—Service Class (See Note 3)	1,031,510
Professional fees	69,099
Shareholder communication	60,458
Custodian	12,861
Trustees	10,385
Miscellaneous	19,435

Total expenses	4,206,584

Net investment income (loss)	5,552,906

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	19,197,321
Futures transactions	45,837

Net realized gain (loss) on investments and futures transactions	19,243,158

Net change in unrealized appreciation (depreciation) on:
Investments	15,188,130
Futures contracts	31,814

Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,219,944

Net realized and unrealized gain (loss) on investments and futures transactions	34,463,102

Net increase (decrease) in net assets resulting from operations	$40,016,008

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,360.

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,552,906	$4,698,503
Net realized gain (loss) on investments and futures transactions	19,243,158	7,731,887
Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,219,944	23,846,606

Net increase (decrease) in net assets resulting from operations	40,016,008	36,276,996

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(212,483)	(210,721)
Service Class	(4,454,033)	(4,533,804)

	(4,666,516)	(4,744,525)

From net realized gain on investments:
Initial Class	(332,529)	(487,300)
Service Class	(8,408,478)	(12,572,498)

	(8,741,007)	(13,059,798)

Total dividends and distributions to shareholders	(13,407,523)	(17,804,323)

Capital share transactions:
Net proceeds from sale of shares	54,374,160	57,291,815
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,407,523	17,804,323
Cost of shares redeemed	(61,811,725)	(49,567,106)

Increase (decrease) in net assets derived from capital share transactions	5,969,958	25,529,032

Net increase (decrease) in net assets	32,578,443	44,001,705

Net Assets
Beginning of year	411,276,636	367,274,931

End of year	$443,855,079	$411,276,636

Undistributed net investment income at end of year	$5,755,767	$4,862,064

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.26	$13.57		$15.04	$14.72	$12.22

Net investment income (loss) (a)	0.23	0.21		0.22	0.20	0.17
Net realized and unrealized gain (loss) on investments	1.18	1.15		(0.61)	1.35	2.48

Total from investment operations	1.41	1.36		(0.39)	1.55	2.65

Less dividends and distributions:
From net investment income	(0.19)	(0.20)		(0.16)	(0.14)	(0.15)
From net realized gain on investments	(0.30)	(0.47)		(0.92)	(1.09)	—

Total dividends and distributions	(0.49)	(0.67)		(1.08)	(1.23)	(0.15)

Net asset value at end of year	$15.18	$14.26		$13.57	$15.04	$14.72

Total investment return (b)	10.02%	10.24%		(2.59%)	10.88%	21.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.47	%(c)	1.49%	1.33%	1.27%
Net expenses	0.74%	0.74	%(d)	0.76%	0.76%	0.77%
Expenses (before waiver/reimbursement)	0.74%	0.76%		0.76%	0.76%	0.78%
Portfolio turnover rate	174%	253%		214%	171%	162	%(e)
Net assets at end of year (in 000’s)	$17,209	$15,666		$14,037	$14,274	$13,017

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.76%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 159% for the year ended December 31, 2013. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2017, 2016, 2015, and 2014.

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.13	$13.45		$14.92	$14.63	$12.15

Net investment income (loss) (a)	0.19	0.17		0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	1.17	1.15		(0.60)	1.33	2.47

Total from investment operations	1.36	1.32		(0.42)	1.49	2.61

Less dividends and distributions:
From net investment income	(0.16)	(0.17)		(0.13)	(0.11)	(0.13)
From net realized gain on investments	(0.30)	(0.47)		(0.92)	(1.09)	—

Total dividends and distributions	(0.46)	(0.64)		(1.05)	(1.20)	(0.13)

Net asset value at end of year	$15.03	$14.13		$13.45	$14.92	$14.63

Total investment return (b)	9.75%	9.96%		(2.83%)	10.60%	21.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.22	%(c)	1.24%	1.09%	1.02%
Net expenses	0.99%	0.99	%(d)	1.01%	1.01%	1.02%
Expenses (before waiver/reimbursement)	0.99%	1.01%		1.01%	1.01%	1.03%
Portfolio turnover rate	174%	253%		214%	171%	162	%(e)
Net assets at end of year (in 000’s)	$426,646	$395,611		$353,238	$338,667	$280,326

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 159% for the year ended December 31, 2013. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2017, 2016, 2015, and 2014.

28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

30	MainStay VP Balanced Portfolio

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The

31

Notes to Financial Statements (continued)

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any warrants.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State

32	MainStay VP Balanced Portfolio

Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$2,072	$2,072

Total Fair Value		$2,072	$2,072

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(38,266)	$(38,266)

Total Fair Value		$(38,266)	$(38,266)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$45,837	$45,837

Total Realized Gain (Loss)		$45,837	$45,837

33

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$31,814	$31,814

Total Change in Unrealized Appreciation (Depreciation)		$31,814	$31,814

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$17,972,288	$17,972,288
Futures Contracts Short	$(3,512,116)	$(3,512,116)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly owned subsidiary of New York Life, serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2017, the effective management fee rate was 0.70%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,002,836.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$393,831,523	$54,061,687	$(2,509,724)	$51,551,963

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$11,750,512	$12,205,804	$176,563	$51,551,963	$75,684,842

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnership adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

34	MainStay VP Balanced Portfolio

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$7,313	$(7,313)	$—

The reclassifications for the Portfolio are primarily due to partnership adjustments.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$8,623,180	$4,784,343	$4,744,525	$13,059,798

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $259,586 and $276,996, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $481,718 and $466,488, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	105,607	$1,552,503
Shares issued to shareholders in reinvestment of dividends and distributions	36,959	545,011
Shares redeemed	(107,554)	(1,581,330)

Net increase (decrease)	35,012	$516,184

Year ended December 31, 2016:
Shares sold	113,606	$1,594,077
Shares issued to shareholders in reinvestment of dividends and distributions	50,288	698,021
Shares redeemed	(99,944)	(1,390,764)

Net increase (decrease)	63,950	$901,334

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,625,788	$52,821,657
Shares issued to shareholders in reinvestment of dividends and distributions	880,229	12,862,512
Shares redeemed	(4,123,766)	(60,230,395)

Net increase (decrease)	382,251	$5,453,774

Year ended December 31, 2016:
Shares sold	4,011,892	$55,697,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,242,919	17,106,302
Shares redeemed	(3,518,186)	(48,176,342)

Net increase (decrease)	1,736,625	$24,627,698

35

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations a portion of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

36	MainStay VP Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields and NYL Investors as subadvisors to the Portfolio, together with responses from New York Life Investments, MacKay Shields and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay Shields and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments, MacKay Shields and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and/or NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay Shields and NYL Investors. The Board’s conclusions with respect to the Agreements may have been

38	MainStay VP Balanced Portfolio

based, in part, on the Board’s knowledge of New York Life Investments, MacKay Shields and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and NYL Investors and continuous analysis of, and interactions with, MacKay Shields and NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ and NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that

New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and NYL Investors provide to the Portfolio. The Board evaluated MacKay Shields’ and NYL Investors’ experience in serving as subadvisors to the Portfolio and managing other portfolios and MacKay Shields’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and NYL Investors, and MacKay Shields’ and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’, MacKay Shields’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields and NYL Investors. The Board reviewed MacKay Shields’ and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Shields or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, MacKay Shields and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Portfolio. Because MacKay Shields and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay Shields and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, MacKay Shields and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay

Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee

40	MainStay VP Balanced Portfolio

paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields and NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

41

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay VP Balanced Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

44	MainStay VP Balanced Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761314	MSVPBL11-02/18 (NYLIAC) NI508

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	3.98%	3.59%	3.83%	0.66%
Service Class Shares	5/2/2005	3.71	3.33	3.57	0.91

Benchmark Performance	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	4.12%	4.03%	4.85%
Credit Suisse Leveraged Loan Index[3]	4.25	4.33	4.57
Morningstar Bank Loan Category Average[4]	3.48	3.39	3.75

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,022.00	$3.21	$1,022.00	$3.21	0.63%

Service Class Shares	$1,000.00	$1,020.60	$4.48	$1,020.70	$4.48	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Electronics	12.9%
Healthcare, Education & Childcare	9.3
Hotels, Motels, Inns & Gaming	6.3
Retail Store	5.4
Diversified/Conglomerate Service	5.1
Chemicals, Plastics & Rubber	5.0
Utilities	4.5
Leisure, Amusement, Motion Pictures & Entertainment	4.3
Containers, Packaging & Glass	3.8
Diversified/Conglomerate Manufacturing	3.4
Telecommunications	3.3
Broadcasting & Entertainment	3.3
Beverage, Food & Tobacco	3.2
Insurance	3.0
Automobile	2.8
Buildings & Real Estate	2.8
Personal & Nondurable Consumer Products (Manufacturing Only)	2.1
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.0
Oil & Gas	1.8

Finance	1.8%
Banking	1.3
Personal, Food & Miscellaneous Services	1.2
Printing & Publishing	1.2
Radio and TV Broadcasting	1.2
Aerospace & Defense	1.1
Mining, Steel, Iron & Non-Precious Metals	1.1
Media	0.9
Ecological	0.7
Home and Office Furnishings, Housewares & Durable Consumer Products	0.5
Affiliated Investment Companies	0.3
Commercial Services	0.3
Entertainment	0.2
Auto Manufacturers	0.1
Cargo Transport	0.1
Machinery	0.0 ‡
Short-Term Investments	6.1
Other Assets, Less Liabilities	–2.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	Charter Communications Operating LLC, 3.57%, due 4/30/25

2.	Energy Future Intermediate Holding Co. LLC, 4.501%–4.569%, due 6/30/18

3.	Scientific Games International, Inc., 4.673%–4.819%, due 8/14/24

4.	Party City Holdings, Inc., 4.38%–4.70%, due 8/19/22

5.	Red Ventures LLC, 5.569%–9.569%, due 11/8/24–11/8/25
6.	Sedgwick Claims Management Services, Inc., 4.319%–7.319%, due 3/1/21–2/28/22

7.	Epicor Software Corp., 5.32%, due 6/1/22

8.	Wilsonart LLC, 4.95%, due 12/19/23

9.	Michaels Stores, Inc., 4.21%–4.319%, due 1/30/23

10.	Valeant Pharmaceuticals International, Inc., 4.94%–6.50%, due 3/15/22–11/1/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Floating Rate Portfolio returned 3.98% for Initial Class shares and 3.71% for Service Class shares. Over the same period, both share classes underperformed the 4.12% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark, and the 4.25% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s secondary benchmark. Both share classes outperformed the 3.48% return of the Morningstar Bank Loan Category Average2 for the 12 months ended December 31, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index was driven by overweight positions in credits rated BB and B, which were slightly offset by underweight positions in credits rated BBB and CCC.3

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. As of December 31, 2017, the Portfolio’s weighted average days to LIBOR reset was 42 days, which we considered to be a short duration. Since reset dates may vary for different individual loans from 30 days up to 180 days, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may vary within this range. In any case, floating rate loans have shorter durations than most other fixed-income financial assets.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The reporting period might be characterized as a “coupon clipping” period for the loan market, with riskier assets generally outperforming primarily from income earned rather than price appreciation. Given the lower trading volatility during the reporting period, we modified risk exposures in the Portfolio by reducing exposure in the less-volatile BB-rated credit category and increased exposure in the B-rated credit category. We also sought to reduce the Portfolio’s cash holdings. These actions helped add to the Portfolio’s yield during 2017.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Overweight positions in credits rated BB and B contributed positively to the Portfolio’s performance during the reporting period. (Contributions take weightings and total returns into account.) Underweight positions in credits rated BBB and CCC, however, detracted from the Portfolio’s performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

There were no significant purchases or sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced exposure to credits rated BB and increased exposure to credits rated B. Over the same period, the Portfolio sought to reduce cash and cash equivalent holdings.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Bank Loan Category Average.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and B. As of the same date, the Portfolio held an overweight position in cash and cash equivalents, since the Index has no cash component. As of December 31, 2017, the Portfolio held underweight positions relative to the Index in other credit-rating categories.

As of December 31, 2017, the Portfolio’s top industry exposures were electronics, business equipment/services, and health care (in each of which the Portfolio was underweight relative to the Index), followed by chemicals and hotels & casinos (in both of which the Portfolio was overweight relative to the Index).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 95.4%† Corporate Bonds 3.6%
Auto Manufacturers 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$413,000
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	800,000	810,000

		1,223,000

Automobile 0.1%
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27	750,000	767,813

Buildings & Real Estate 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	250,000	251,875
4.875%, due 12/15/27	330,000	333,300

		585,175

Cargo Transport 0.1%
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (a)	500,000	496,875

Chemicals, Plastics & Rubber 0.6%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	410,000
Koppers, Inc. 6.00%, due 2/15/25 (a)	500,000	530,000
Platform Specialty Products Corp. (a)
5.875%, due 12/1/25	1,200,000	1,191,000
6.50%, due 2/1/22	1,500,000	1,550,625
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,050,000	1,123,500

		4,805,125

Commercial Services 0.3%
Hertz Corp. 7.625%, due 6/1/22 (a)	2,000,000	2,095,000
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	358,750
Wrangler Buyer Corp. 6.00%, due 10/1/25 (a)	250,000	257,500

		2,711,250

Containers, Packaging & Glass 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (b)	670,000	700,150
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	600,000	653,250

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Greif, Inc. 7.75%, due 8/1/19	$650,000	$693,875
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	224,950

		2,272,225

Diversified/Conglomerate Manufacturing 0.2%
Acco Brands Corp. 5.25%, due 12/15/24 (a)	1,880,000	1,931,700
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	209,500

		2,141,200

Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	800,000	818,000

Healthcare, Education & Childcare 0.2%
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	181,050
♦Valeant Pharmaceuticals International, Inc. (a)
5.50%, due 11/1/25	300,000	305,250
6.50%, due 3/15/22	1,000,000	1,050,000

		1,536,300

Hotels, Motels, Inns & Gaming 0.2%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24	1,250,000	1,337,500

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	970,000	934,847

Machinery 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	300,000	302,999

Media 0.4%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	497,500
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	600,000	597,000
SFR Group S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,025,000

		3,119,500

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	170,000	188,105

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 3.6% (continued)
Oil & Gas 0.2%
Energy Transfer Equity, L.P. 4.25%, due 3/15/23	$600,000	$595,500
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	200,000	146,000
FTS International, Inc. 9.089% (3-month USD-LIBOR-BBA + 7.50%), due 6/15/20 (a)(c)	688,000	701,760

		1,443,260

Retail Store 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	200,000	153,500

Utilities 0.6%
Dynegy, Inc.
7.375%, due 11/1/22	1,000,000	1,055,000
7.625%, due 11/1/24	1,500,000	1,608,750
8.125%, due 1/30/26 (a)	1,250,000	1,365,625
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,415,362

		5,444,737

Total Corporate Bonds (Cost $29,268,376)		30,281,411

Floating Rate Loans 82.5% (c)
Aerospace & Defense 1.1%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.32% (1-month LIBOR + 3.75%), due 7/7/22	5,117,911	5,153,096
Engility Corp. Term Loan B2 4.827% (1-month LIBOR + 3.25%), due 8/12/23	791,176	797,605
TransDigm, Inc.
2017 Extended Term Loan F 4.319% (1-month LIBOR + 2.75%), due 6/9/23	2,441,434	2,444,283
2017 Extended Term Loan F 4.443% (3-month LIBOR + 2.75%), due 6/9/23	1,273,667	1,275,153

		9,670,137

Automobile 2.6%
American Axle and Manufacturing, Inc.
Term Loan B 3.62% (3-month LIBOR + 2.25%), due 4/6/24	1,748,890	1,750,639
Term Loan B 3.81% (1-month LIBOR + 2.25%), due 4/6/24	1,688,661	1,690,349

	Principal Amount	Value
Automobile (continued)
AP Exhaust Acquisition LLC 1st Lien Term Loan 6.41% (3-month LIBOR + 5.00%), due 5/10/24	$2,487,500	$2,451,742
Autodata, Inc. 1st Lien Term Loan 4.824% (3-month LIBOR + 3.25%), due 12/13/24 (d)	450,000	450,000
CH Hold Corp. 1st Lien Term Loan 4.569% (1-month LIBOR + 3.00%), due 2/1/24	1,954,500	1,965,087
Chassix Holdings, Inc.
2017 1st Lien Term Loan 6.938% (3-month LIBOR + 5.50%), due 11/15/23	746,667	739,200
2017 1st Lien Term Loan 7.188% (3-month LIBOR + 5.50%), due 11/15/23	753,333	745,800
Federal-Mogul Holdings Corp.
New Term Loan C 5.23% (1-month LIBOR + 3.75%), due 4/15/21	2,616,800	2,634,790
New Term Loan C 5.32% (1-month LIBOR + 3.75%), due 4/15/21	866,082	872,036
KAR Auction Services, Inc. Term Loan B5 4.25% (3-month LIBOR + 2.50%), due 3/9/23	2,314,674	2,325,283
Tower Automotive Holdings USA LLC 2017 Term Loan B 4.188% (1-month LIBOR + 2.75%), due 3/7/24	2,780,638	2,788,457
Truck Hero, Inc. 1st Lien Term Loan 5.642% (3-month LIBOR + 4.00%), due 4/21/24	2,271,917	2,271,349
U.S. Farathane LLC 2017 Term Loan B4 5.193% (3-month LIBOR + 3.50%), due 12/23/21 (d)	1,436,572	1,440,163

		22,124,895

Banking 1.3%
Broadstreet Partners, Inc. 2017 Term Loan B 5.323% (1-month LIBOR + 3.75%), due 11/8/23	1,496,222	1,507,443
Capital Automotive L.P. 2017 2nd Lien Term Loan 7.57% (1-month LIBOR + 6.00%), due 3/24/25	2,977,804	3,022,471

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Banking (continued)
Focus Financial Partners LLC 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 7/3/24	$1,496,250	$1,507,472
Greenhill & Co., Inc. (d)
1st Lien Term Loan 5.107% (3-month LIBOR + 3.75%), due 10/12/22	750,000	751,875
1st Lien Term Loan 5.252% (2-month LIBOR + 3.75%), due 10/12/22	578,571	580,018
1st Lien Term Loan 5.314% (3-month LIBOR + 3.75%), due 10/12/22	171,429	171,857
Jane Street Group LLC 2017 Term Loan B 5.88% (3-month LIBOR + 4.50%), due 8/25/22 (d)	1,036,875	1,047,244
Russell Investments Term Loan B 5.943% (3-month LIBOR + 4.25%), due 6/1/23	992,443	999,886
VFH Parent LLC 2017 Term Loan 5.135% (3-month LIBOR + 3.75%), due 12/30/21	782,609	790,435
Virtus Investment Partners, Inc. Term Loan 4.861% (1-month LIBOR + 3.50%), due 6/1/24 (d)	798,000	805,980

		11,184,681

Beverage, Food & Tobacco 2.8%
Acosta Holdco, Inc. 2015 Term Loan 4.819% (1-month LIBOR + 3.25%), due 9/26/21	2,180,949	1,916,055
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.628% (3-month LIBOR + 3.25%), due 7/23/21	3,351,525	3,264,244
Incremental Term Loan B 4.63% (3-month LIBOR + 3.25%), due 7/25/21	995,000	969,088
2014 2nd Lien Term Loan 7.878% (3-month LIBOR + 6.50%), due 7/25/22	625,000	572,917
Albertsons LLC
2017 Term Loan B4 4.319% (1-month LIBOR + 2.75%), due 8/25/21	2,429,922	2,378,894
2017 Term Loan B6 4.462% (3-month LIBOR + 3.00%), due 6/22/23	2,705,395	2,646,553

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
American Seafoods Group LLC (d)
2017 1st Lien Term Loan 4.62% (3-month LIBOR + 3.25%), due 8/21/23	$89,833	$90,732
2017 1st Lien Term Loan 4.70% (2-month LIBOR + 3.25%), due 8/21/23	641,667	648,083
2017 1st Lien Term Loan 6.75% (1-week LIBOR + 3.25%), due 8/21/23	38,500	38,885
Arctic Glacier U.S.A., Inc. 2017 Term Loan B 5.819% (1-month LIBOR + 4.25%), due 3/20/24	1,786,500	1,804,365
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.693% (3-month LIBOR + 4.00%), due 8/16/23	2,221,875	2,237,613
B&G Foods, Inc. 2017 Term Loan B 3.569% (1-month LIBOR + 2.00%), due 11/2/22	746,795	751,462
Chobani LLC 2017 Term Loan B 5.069% (1-month LIBOR + 3.50%), due 10/9/23	992,500	1,001,184
Crossmark Holdings, Inc. (e)
1st Lien Term Loan 5.193% (3-month LIBOR + 3.50%), due 12/20/19	107,568	49,482
2nd Lien Term Loan 9.193% (3-month LIBOR + 7.50%), due 12/21/20	800,000	77,334
JBS USA LLC 2017 Term Loan B 4.10% (3-month LIBOR + 2.50%), due 10/30/22	1,985,000	1,945,796
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.82% (1-month LIBOR + 2.25%), due 5/24/24	995,000	997,626
U.S. Foods, Inc. 2016 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 6/27/23	2,458,712	2,473,053

		23,863,366

Broadcasting & Entertainment 2.8%
CBS Radio, Inc. 2017 Term Loan B 4.172% (3-month LIBOR + 2.75%), due 11/17/24	1,566,038	1,573,085

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Cumulus Media Holdings, Inc. 2013 Term Loan 4.82% (1-month LIBOR + 3.25%), due 12/23/20 (d)(f)(g)	$1,936,139	$1,665,080
Global Eagle Entertainment, Inc. 1st Lien Term Loan 8.956% (3-month LIBOR + 7.50%), due 1/6/23	883,125	875,029
iHeartCommunications, Inc. Term Loan D 8.443% (3-month LIBOR + 6.75%), due 1/30/19	1,750,000	1,313,958
Mission Broadcasting, Inc. 2017 Term Loan B2 3.861% (1-month LIBOR + 2.50%), due 1/17/24	167,576	168,037
Nexstar Broadcasting, Inc. 2017 Term Loan B2 3.861% (1-month LIBOR + 2.50%), due 1/17/24	1,327,430	1,331,080
Sinclair Television Group, Inc. 2017 Term Loan B TBD, due 5/10/24 (e)	4,583,333	4,579,034
Tribune Media Co.
Term Loan 4.569% (1-month LIBOR + 3.00%), due 12/27/20 (d)	208,885	208,885
Term Loan C 4.569% (1-month LIBOR + 3.00%), due 1/27/24	3,360,742	3,363,542
Unitymedia Finance LLC Term Loan B 3.727% (1-month LIBOR + 2.25%), due 9/30/25	1,500,000	1,500,536
Univision Communications, Inc. Term Loan C5 4.319% (1-month LIBOR + 2.75%), due 3/15/24	5,321,555	5,300,934
WideOpenWest Finance LLC 2017 Term Loan B 4.751% (1-month LIBOR + 3.25%), due 8/18/23	1,980,038	1,954,669

		23,833,869

Buildings & Real Estate 2.5%
Big Ass Fans LLC Term Loan 5.943% (3-month LIBOR + 4.25%), due 5/21/24	500,000	500,834
Core & Main L.P. 2017 Term Loan B 4.455% (6-month LIBOR + 3.00%), due 8/1/24	1,125,000	1,130,625

	Principal Amount	Value
Buildings & Real Estate (continued)
DTZ U.S. Borrower LLC
2015 1st Lien Term Loan 4.63% (3-month LIBOR + 3.25%), due 11/4/21	$1,020,450	$1,006,055
2015 1st Lien Term Loan 4.729% (3-month LIBOR + 3.25%), due 11/4/21	2,270,839	2,238,803
2015 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 11/4/21	131,441	129,587
Jeld-Wen, Inc. 2017 1st Lien Term Loan 3.693%, due 12/7/24	781,250	783,854
Priso Acquisition Corp. 2017 Term Loan B 4.569% (1-month LIBOR + 3.00%), due 5/8/22 (e)	2,107,825	2,115,730
Realogy Corp. 2017 Term Loan B 3.819% (1-month LIBOR + 2.25%), due 7/20/22	2,899,900	2,909,870
SRS Distribution, Inc. 2015 Term Loan B 4.593% (1-week LIBOR + 3.25%), due 8/25/22	1,481,108	1,488,514
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 2/28/24 (d)	2,432,111	2,444,271
♦Wilsonart LLC 2017 Term Loan B 4.95% (3-month LIBOR + 3.25%), due 12/19/23	6,070,867	6,100,134

		20,848,277

Cargo Transport 0.0%‡
PODS LLC 2017 Term Loan B 4.403% (1-month LIBOR + 3.00%), due 11/21/24	299,250	300,621

Chemicals, Plastics & Rubber 3.5%
Allnex USA, Inc. Term Loan B3 4.712% (3-month LIBOR + 3.25%), due 9/13/23 (d)	976,515	982,618
Colouroz Investment 2 LLC 2nd Lien Term Loan B2 8.615% (3-month LIBOR + 7.25%), due 9/6/22	378,732	282,155

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.069% (1-month LIBOR + 3.50%), due 8/1/21	$1,687,751	$1,699,143
New 2nd Lien Term Loan 9.319% (1-month LIBOR + 7.75%), due 8/1/22	700,000	697,375
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.335% (3-month LIBOR + 3.00%), due 12/29/23	1,492,500	1,499,340
Flint Group U.S. LLC 1st Lien Term Loan B2 4.365% (3-month LIBOR + 3.00%), due 9/7/21	2,445,846	2,119,734
Ineos U.S. Finance LLC 2017 Term Loan B 3.569% (1-month LIBOR + 2.00%), due 3/31/24	3,000,000	3,001,668
KMG Chemicals, Inc. Term Loan B 4.319% (1-month LIBOR + 2.75%), due 6/15/24	485,455	486,668
Kraton Polymers LLC 2017 Term Loan 4.569% (1-month LIBOR + 3.00%), due 1/6/22	284,624	287,257
MacDermid, Inc. Term Loan B6 4.569% (1-month LIBOR + 3.00%), due 6/7/23	3,388,046	3,404,986
Nexeo Solutions LLC
2017 Repriced Term Loan 4.583% (2-month LIBOR + 3.25%), due 6/9/23	1,174,777	1,180,651
2017 Repriced Term Loan 4.63% (1-month LIBOR + 3.25%), due 6/9/23	1,191,169	1,197,125
2017 Repriced Term Loan 4.943% (3-month LIBOR + 3.25%), due 6/9/23	1,159,520	1,165,318
PQ Corp. 2017 Term Loan 4.63% (3-month LIBOR + 3.25%), due 11/4/22	1,852,126	1,865,728
Solenis International L.P.
1st Lien Term Loan 4.729% (3-month LIBOR + 3.25%), due 7/31/21	1,361,524	1,365,414
2nd Lien Term Loan 8.229% (3-month LIBOR + 6.75%), due 7/31/22	750,000	720,000

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Tronox Blocked Borrower LLC Term Loan B 4.693% (3-month LIBOR + 3.00%), due 9/22/24	$1,209,302	$1,215,781
Tronox Finance LLC Term Loan B 4.693% (3-month LIBOR + 3.00%), due 9/22/24	2,790,698	2,805,647
Venator Materials Corp. Term Loan B 4.38% (3-month LIBOR + 3.00%), due 8/8/24	1,995,000	2,004,975
Zep, Inc. 2017 1st Lien Term Loan 5.38% (3-month LIBOR + 4.00%), due 8/12/24	1,496,250	1,505,602

		29,487,185

Containers, Packaging & Glass 3.5%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 4.182% (1-month LIBOR + 2.75%), due 12/7/23	1,349,196	1,347,510
2017 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 12/7/23	821,378	820,351
2016 2nd Lien Term Loan 9.182% (1-month LIBOR + 7.75%), due 12/7/24	500,000	505,000
Berlin Packaging LLC
2017 Term Loan B 4.62% (1-month LIBOR + 3.25%), due 10/1/21	697,849	701,339
2017 Term Loan B 4.82% (1-month LIBOR + 3.25%), due 10/1/21	226,574	227,708
2017 Term Loan B 4.95% (3-month LIBOR + 3.25%), due 10/1/21	549,058	551,803
BWAY Holding Co. 2017 Term Loan B 4.599% (3-month LIBOR + 3.25%), due 4/3/24	3,980,000	3,993,683
Caraustar Industries, Inc. 2017 Term Loan B 7.193% (3-month LIBOR + 5.50%), due 3/14/22	1,784,711	1,786,049
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 4.819% (1-month LIBOR + 3.25%), due 5/16/24	2,985,000	2,994,328

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Consolidated Container Co. LLC 2017 1st Lien Term Loan 5.069% (1-month LIBOR + 3.50%), due 5/22/24	$1,995,000	$2,001,650
Fort Dearborn Co.
2016 1st Lien Term Loan 5.336% (3-month LIBOR + 4.00%), due 10/19/23	2,447,917	2,444,857
2016 1st Lien Term Loan 5.379% (1-month LIBOR + 4.00%), due 10/19/23	27,083	27,049
2016 2nd Lien Term Loan 9.836% (3-month LIBOR + 8.50%), due 10/19/24 (d)	1,000,000	977,500
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 5.943% (3-month LIBOR + 4.25%), due 6/30/22	2,493,750	2,517,129
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.751% (1-month LIBOR + 7.25%), due 10/3/22 (d)	349,206	345,714
Ranpak Corp. 2015 Term Loan 4.819% (1-month LIBOR + 3.25%), due 10/1/21 (d)	1,764,323	1,775,350
Reynolds Group Holdings, Inc. 2017 Term Loan 4.319% (1-month LIBOR + 2.75%), due 2/5/23	2,240,708	2,250,495
Signode Industrial Group U.S., Inc. (d)
Term Loan B 4.319% (1-month LIBOR + 2.75%), due 5/4/21	1,695,352	1,699,591
Term Loan B 4.443% (3-month LIBOR + 2.75%), due 5/4/21	1,569,770	1,573,695
Tekni-Plex, Inc. 2017 Term Loan B1 4.673% (2-month LIBOR + 3.25%), due 10/17/24	746,667	749,933

		29,290,734

Diversified/Conglomerate Manufacturing 2.7%
Allied Universal Holdco LLC 2015 Term Loan 5.443% (3-month LIBOR + 3.75%), due 7/28/22	1,775,622	1,756,534
Clark Equipment Co. 2017 Term Loan B 4.193% (3-month LIBOR + 2.50%), due 5/18/24	2,295,376	2,304,941

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
EXC Holdings III Corp. 2017 1st Lien Term Loan 5.161% (6-month LIBOR + 3.50%), due 12/2/24 (d)	$675,000	$680,063
Filtration Group Corp. 1st Lien Term Loan 4.38% (3-month LIBOR + 3.00%), due 11/21/20	2,984,427	3,007,876
Gardner Denver, Inc. 2017 Term Loan B 4.443% (3-month LIBOR + 2.75%), due 7/30/24	1,371,859	1,375,015
Hyster-Yale Group, Inc. Term Loan B 5.569% (1-month LIBOR + 4.00%), due 5/30/23	487,500	490,242
Mueller Water Products, Inc.
2017 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 11/25/21	1,038,810	1,044,005
2017 Term Loan B 4.193% (3-month LIBOR + 2.50%), due 11/25/21	465,000	467,324
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 11/15/23	3,862,448	3,867,276
♦Red Ventures LLC
1st Lien Term Loan 5.569% (1-month LIBOR + 4.00%), due 11/8/24	4,987,500	4,982,512
2nd Lien Term Loan 9.569% (1-month LIBOR + 8.00%), due 11/8/25	1,450,000	1,445,469
TRC Cos., Inc. Term Loan 5.069% (1-month LIBOR + 3.50%), due 6/21/24	897,750	899,433

		22,320,690

Diversified/Conglomerate Service 5.1%
Applied Systems, Inc.
2017 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 9/19/24	2,992,500	3,021,177
2017 2nd Lien Term Loan 8.693% (3-month LIBOR + 7.00%), due 9/19/25	460,000	475,525
Brickman Group, Ltd. LLC
1st Lien Term Loan 4.38% (3-month LIBOR + 3.00%), due 12/18/20	1,859,297	1,868,076
1st Lien Term Loan 4.491% (1-month LIBOR + 3.00%), due 12/18/20	1,516,346	1,523,507

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.319% (1-month LIBOR + 2.75%), due 3/1/24	$2,126,786	$2,129,112
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 4.57% (1-month LIBOR + 3.00%), due 4/27/24	1,990,000	1,992,901
Greeneden U.S. Holdings II LLC 2017 Term Loan B2 5.443% (3-month LIBOR + 3.75%), due 12/1/23	1,485,037	1,492,463
Information Resources, Inc. 1st Lien Term Loan 5.617% (3-month LIBOR + 4.25%), due 1/18/24	682,344	684,690
J.D. Power and Associates
1st Lien Term Loan 5.943% (3-month LIBOR + 4.25%), due 9/7/23 (d)	2,887,049	2,890,657
2nd Lien Term Loan 10.193% (3-month LIBOR + 8.50%), due 9/7/24	375,000	378,750
Kronos, Inc. 2017 Term Loan B 4.903% (3-month LIBOR + 3.50%), due 11/1/23	4,108,578	4,134,462
Mitchell International, Inc. 2017 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 11/20/24	1,388,060	1,387,192
MKS Instruments, Inc. 2017 Term Loan B3 5.57% (1-week LIBOR + 2.00%), due 5/1/23 (d)	1,056,692	1,065,938
Monitronics International, Inc. Term Loan B2 7.193% (3-month LIBOR + 5.50%), due 9/30/22	3,160,000	3,128,400
MX Holdings U.S., Inc. Term Loan B1B 4.069% (1-month LIBOR + 2.50%), due 8/14/23 (d)	3,296,002	3,304,242
NAB Holdings LLC 2017 Term Loan 4.819% (1-month LIBOR + 3.25%), due 7/1/24	1,990,000	1,992,488
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 5/2/22	3,291,035	3,312,193

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Sophia L.P. 2017 Term Loan B 4.943% (3-month LIBOR + 3.25%), due 9/30/22	$1,925,277	$1,926,309
Sungard Availability Services Capital, Inc. Term Loan B 6.569% (1-month LIBOR + 5.00%), due 3/31/19 (d)	1,174,450	1,115,728
TruGreen, Ltd. Partnership 2017 Term Loan 5.536% (3-month LIBOR + 4.00%), due 4/13/23 (d)	1,777,545	1,790,877
Verint Systems, Inc. 2017 Term Loan B 3.627% (3-month LIBOR + 2.25%), due 6/29/24	2,487,500	2,492,164
WEX, Inc. 2017 Term Loan B2 4.319% (1-month LIBOR + 2.75%), due 6/30/23	985,000	988,870

		43,095,721

Ecological 0.6%
Advanced Disposal Services, Inc. Term Loan B3 3.739% (1-week LIBOR + 2.25%), due 11/10/23	3,789,403	3,796,171
Casella Waste Systems, Inc. 2017 Term Loan B 3.991% (1-month LIBOR + 2.50%), due 10/17/23	1,237,500	1,241,367

		5,037,538

Electronics 12.1%
Almonde, Inc.
1st Lien Term Loan 4.979% (3-month LIBOR + 3.50%), due 6/13/24	3,990,000	3,999,644
2nd Lien Term Loan 8.729% (3-month LIBOR + 7.25%), due 6/13/25	1,400,000	1,400,000
ASG Technologies Group, Inc. Term Loan 6.319% (1-month LIBOR + 4.75%), due 7/31/24 (d)	1,529,500	1,537,147
BMC Software Finance, Inc. 2017 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 9/10/22	4,025,533	4,024,024
Cologix, Inc. 2017 1st Lien Term Loan 4.456% (3-month LIBOR + 3.00%), due 3/20/24	2,977,500	2,974,707

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Colorado Buyer, Inc.
Term Loan B 4.38% (3-month LIBOR + 3.00%), due 5/1/24	$995,000	$1,000,721
2nd Lien Term Loan 8.63% (3-month LIBOR + 7.25%), due 5/1/25	800,000	807,500
CommScope, Inc.
Term Loan B5 3.38% (3-month LIBOR + 2.00%), due 12/29/22	797,934	801,259
Term Loan B5 3.569% (1-month LIBOR + 2.00%), due 12/29/22	13,738	13,795
Compuware Corp. Term Loan B3 5.63% (3-month LIBOR + 4.25%), due 12/15/21	1,159,104	1,169,971
ConvergeOne Holdings Corp. 2017 Term Loan B 6.45% (3-month LIBOR + 4.75%), due 6/20/24	2,437,750	2,437,750
Cortes NP Acquisition Corp. 2017 Term Loan B 5.35% (1-month LIBOR + 4.00%), due 11/30/23	1,079,783	1,079,783
Diebold, Inc. 2017 Term Loan B 4.188% (1-month LIBOR + 2.75%), due 11/6/23 (d)	1,687,250	1,687,250
EIG Investors Corp. 2017 Term Loan 5.462% (3-month LIBOR + 4.00%), due 2/9/23	4,438,874	4,464,398
♦Epicor Software Corp. 1st Lien Term Loan 5.32% (1-month LIBOR + 3.75%), due 6/1/22	6,243,704	6,250,210
Evertec Group LLC
New Term Loan B 3.932% (1-month LIBOR + 2.50%), due 4/17/20	101,648	98,789
New Term Loan B 3.991% (1-month LIBOR + 2.50%), due 4/17/20	111,701	108,560
Exact Merger Sub LLC 1st Lien Term Loan 5.943% (3-month LIBOR + 4.25%), due 9/27/24	1,496,250	1,508,407

	Principal Amount	Value
Electronics (continued)
Eze Castle Software, Inc. 2017 1st Lien Term Loan 4.638% (3-month LIBOR + 3.00%), due 4/6/20	$1,321,965	$1,326,371
GreenSky Holdings LLC Term Loan 5.625% (1-month LIBOR + 4.00%), due 8/26/24 (d)	1,496,250	1,499,991
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.943% (3-month LIBOR + 4.25%), due 6/16/23	1,885,275	1,906,147
Hyland Software, Inc.
2017 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 7/1/22	4,719,719	4,746,267
2017 2nd Lien Term Loan 8.569% (1-month LIBOR + 7.00%), due 7/7/25 (d)	208,333	210,417
Infor (U.S.), Inc. Term Loan B6 4.443% (3-month LIBOR + 2.75%), due 2/1/22	4,237,521	4,245,843
Informatica Corp. Term Loan 5.193% (3-month LIBOR + 3.50%), due 8/5/22	1,764,332	1,768,113
MA FinanceCo. LLC Term Loan B3 4.319% (1-month LIBOR + 2.75%), due 6/21/24	368,509	369,246
McAfee LLC
2017 Term Loan B 6.069% (1-month LIBOR + 4.50%), due 9/30/24	3,740,625	3,726,598
2017 2nd Lien Term Loan 10.069% (1-month LIBOR + 8.50%), due 9/29/25	1,500,000	1,500,000
MH Sub I LLC 2017 1st Lien Term Loan 5.339% (3-month LIBOR + 3.75%), due 9/13/24	3,657,500	3,662,727
NeuStar, Inc.
Term Loan B1 4.647% (3-month LIBOR + 3.25%), due 1/8/20	737,307	747,752
Term Loan B2 5.147% (3-month LIBOR + 3.75%), due 8/8/24	1,662,500	1,677,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Optiv Security, Inc. 1st Lien Term Loan 4.625% (3-month LIBOR + 3.25%), due 2/1/24	$144,234	$134,979
Peak 10, Inc. 2017 1st Lien Term Loan 5.193% (3-month LIBOR + 3.50%), due 8/1/24	1,197,000	1,198,496
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.04% (3-month LIBOR + 3.50%), due 4/26/24	1,990,000	1,943,358
Quest Software U.S. Holdings, Inc. 2017 Term Loan B 6.919% (3-month LIBOR + 5.50%), due 10/31/22	5,009,118	5,081,750
Rocket Software, Inc. 2016 1st Lien Term Loan 5.943% (3-month LIBOR + 4.25%), due 10/14/23	3,456,250	3,488,652
RP Crown Parent LLC 2016 Term Loan B 4.569% (1-month LIBOR + 3.00%), due 10/12/23	2,376,000	2,381,446
Seattle Spinco, Inc. Term Loan B3 4.319% (1-month LIBOR + 2.75%), due 6/21/24	2,488,634	2,493,320
Sirius Computer Solutions, Inc. 2016 Term Loan 5.819% (1-month LIBOR + 4.25%), due 10/30/22	731,694	734,438
Solera LLC Term Loan B 4.818% (1-month LIBOR + 3.25%), due 3/3/23	2,727,292	2,742,584
SS&C Technologies, Inc.
2017 Term Loan B1 3.819% (1-month LIBOR + 2.25%), due 7/8/22	2,635,958	2,650,374
2017 Term Loan B2 3.819% (1-month LIBOR + 2.25%), due 7/8/22	49,505	49,788
Tempo Acquisition LLC Term Loan 4.569% (1-month LIBOR + 3.00%), due 5/1/24	3,482,500	3,469,441
Tibco Software, Inc. Repriced Term Loan B 5.07% (1-week LIBOR + 3.50%), due 12/4/20	1,633,426	1,636,285

	Principal Amount	Value
Electronics (continued)
Veritas Bermuda, Ltd. Repriced Term Loan B 6.193% (3-month LIBOR + 4.50%), due 1/27/23	$2,252,592	$2,257,285
VF Holding Corp. Reprice Term Loan 4.819% (1-month LIBOR + 3.25%), due 6/30/23	2,962,500	2,981,016
Western Digital Corp. 2017 Term Loan B3 3.569% (1-month LIBOR + 2.00%), due 4/29/23	2,167,151	2,174,827
Xerox Business Services LLC Term Loan B 4.569% (1-month LIBOR + 3.00%), due 12/7/23	1,989,950	1,999,899
Zebra Technologies Corp. 2017 Term Loan B 3.371% (3-month LIBOR + 2.00%), due 10/27/21	1,909,126	1,917,312

		102,086,377

Entertainment 0.2%
Churchill Downs, Inc. 2017 Term Loan B 3.56%, due 12/12/24	1,500,000	1,501,250

Finance 1.8%
Alliant Holdings I, Inc. 2015 Term Loan B 4.802% (1-month LIBOR + 3.25%), due 8/12/22	1,820,033	1,827,777
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan 5.613% (3-month LIBOR + 4.25%), due 6/21/24	4,006,482	4,018,170
2017 Term Loan 5.628% (3-month LIBOR + 4.25%), due 6/21/24	763,665	765,892
Duff & Phelps Corp.
2017 Term Loan B TBD, due 11/29/24 (e)	3,000,000	3,006,876
2017 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 10/14/24 (d)	1,262,507	1,275,132
iStar, Inc. 2016 Term Loan B 4.452% (1-month LIBOR + 3.00%), due 10/1/21 (d)	1,050,689	1,057,256

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
Transplace International, Inc. 1st Lien Term Loan 5.642% (1-month LIBOR + 4.25%), due 10/7/24 (d)	$1,200,000	$1,206,000
USS Ultimate Holdings, Inc. 1st Lien Term Loan 5.319%, due 8/25/24	1,600,000	1,608,667

		14,765,770

Healthcare, Education & Childcare 7.8%
Acadia Healthcare Co., Inc. Tranche B-2 Term Loan 4.142% (1-month LIBOR + 2.75%), due 2/16/23	1,265,427	1,271,227
Akorn, Inc. Term Loan B 5.875% (1-month LIBOR + 4.25%), due 4/16/21 (d)	2,308,726	2,314,498
Albany Molecular Research, Inc. 2017 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 8/30/24	997,500	982,537
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.88% (3-month LIBOR + 4.50%), due 10/24/23	900,000	898,875
Alvogen Pharma U.S., Inc. Term Loan 6.57% (1-month LIBOR + 5.00%), due 4/2/22	3,039,059	3,012,467
Avantor, Inc. 2017 1st Lien Term Loan 5.511% (3-month LIBOR + 4.00%), due 11/21/24	2,150,000	2,158,447
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 4.943% (3-month LIBOR + 3.25%), due 9/1/24	997,500	996,253
Community Health Systems, Inc.
Term Loan G 4.229% (3-month LIBOR + 2.75%), due 12/31/19	1,419,682	1,372,753
Term Loan H 4.479% (3-month LIBOR + 3.00%), due 1/27/21	2,629,671	2,502,206
Concentra, Inc. (d)
1st Lien Term Loan 4.49% (3-month LIBOR + 3.00%), due 6/1/22	2,673,163	2,698,224
1st Lien Term Loan 6.50% (3-month LIBOR + 3.00%), due 6/1/22	755	762

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 5.413% (3-month LIBOR + 4.00%), due 2/7/22	$1,149,212	$1,147,775
DaVita HealthCare Partners, Inc. Term Loan B 4.319% (1-month LIBOR + 2.75%), due 6/24/21	2,787,929	2,807,444
DuPage Medical Group, Ltd. 1st Lien Term Loan 4.416% (3-month LIBOR + 3.00%), due 8/15/24 (d)	1,512,875	1,520,439
Envision Healthcare Corp. 2016 Term Loan B 4.57% (1-month LIBOR + 3.00%), due 12/1/23	3,865,041	3,869,873
Equian LLC
Term Loan B 5.097% (1-month LIBOR + 3.75%), due 5/20/24	306,694	309,378
Term Loan B 5.153% (1-month LIBOR + 3.75%), due 5/20/24	308,235	310,932
Term Loan B 5.261% (1-month LIBOR + 3.75%), due 5/20/24	1,991,971	2,009,400
ExamWorks Group, Inc. 2017 Term Loan 4.819% (1-month LIBOR + 3.25%), due 7/27/23	2,468,812	2,482,700
Explorer Holdings, Inc. 2016 Term Loan B 5.13% (3-month LIBOR + 3.75%), due 5/2/23	1,044,697	1,053,838
Jaguar Holding Co. II
2017 Term Loan 4.319% (1-month LIBOR + 2.75%), due 8/18/22	2,252,233	2,254,203
2017 Term Loan 4.443% (3-month LIBOR + 2.75%), due 8/18/22	2,494,386	2,496,569
Kindred Healthcare, Inc. New Term Loan 4.875% (3-month LIBOR + 3.50%), due 4/9/21	2,012,746	2,022,810
Kinetic Concepts, Inc. 2017 Term Loan B 4.943% (3-month LIBOR + 3.25%), due 2/2/24	3,980,000	3,959,105

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Onex Carestream Finance L.P.
1st Lien Term Loan 5.693% (3-month LIBOR + 4.00%), due 6/7/19	$2,538,365	$2,538,761
2nd Lien Term Loan 10.193% (3-month LIBOR + 8.50%), due 12/7/19 (e)	1,334,257	1,308,683
Ortho-Clinical Diagnostics S.A. Term Loan B 5.443% (3-month LIBOR + 3.75%), due 6/30/21	4,063,982	4,069,696
Parexel International Corp. Term Loan B 4.569% (1-month LIBOR + 3.00%), due 9/27/24	1,745,625	1,752,899
PharMerica Corp. 1st Lien Term Loan 4.903% (3-month LIBOR + 3.50%), due 12/6/24	600,000	602,400
RPI Finance Trust Term Loan B6 3.693% (3-month LIBOR + 2.00%), due 3/27/23	2,002,011	2,009,519
Select Medical Corp.
2017 Term Loan B 4.85% (3-month LIBOR + 3.50%), due 3/1/21	3,472,609	3,509,506
2017 Term Loan B 7.00% (3-month LIBOR + 3.50%), due 3/1/21	1,141	1,153
Team Health Holdings, Inc. 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 2/6/24	4,962,500	4,829,133
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.819% (1-month LIBOR + 3.25%), due 6/23/24 (d)	497,500	498,122

		65,572,587

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Comfort Holding LLC 1st Lien Term Loan 6.182% (1-month LIBOR + 4.75%), due 2/5/24 (d)	1,191,000	1,077,855

	Principal Amount	Value
Home and Office Furnishings, Housewares & Durable Consumer Products (continued)
Serta Simmons Bedding LLC
1st Lien Term Loan 4.835% (3-month LIBOR + 3.50%), due 11/8/23	$2,749,204	$2,508,649
1st Lien Term Loan 4.897% (3-month LIBOR + 3.50%), due 11/8/23	762,257	695,559

		4,282,063

Hotels, Motels, Inns & Gaming 5.1%
Affinity Gaming LLC Initial Term Loan 5.193% (3-month LIBOR + 3.50%), due 7/1/23	2,559,607	2,567,606
AP Gaming I LLC 2017 Term Loan B 7.069% (1-week LIBOR + 5.50%), due 2/15/24 (d)	1,891,246	1,910,159
Caesars Entertainment Operating Co. Exit Term Loan 4.069% (1-month LIBOR + 2.50%), due 10/6/24	1,666,667	1,667,500
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 4.336% (3-month LIBOR + 2.75%), due 12/22/24	4,000,000	4,016,000
CityCenter Holdings LLC 2017 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 4/18/24	2,885,500	2,897,221
Everi Payments, Inc. Term Loan B 4.979% (3-month LIBOR + 3.50%), due 5/9/24	1,990,000	1,994,975
Hilton Worldwide Finance LLC Term Loan B2 3.552% (1-month LIBOR + 2.00%), due 10/25/23	4,816,312	4,839,300
La Quinta Intermediate Holdings LLC Term Loan B 4.109% (3-month LIBOR + 2.75%), due 4/14/21	3,281,345	3,296,383
MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.819% (1-month LIBOR + 2.25%), due 4/25/23	3,041,540	3,051,860
Penn National Gaming, Inc. 2017 Term Loan B 4.069% (1-week LIBOR + 2.50%), due 1/19/24	942,500	945,249

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
♦Scientific Games International, Inc.
2017 Term Loan B4 4.673% (2-month LIBOR + 3.25%), due 8/14/24	$5,471,386	$5,514,987
2017 Term Loan B4 4.819% (1-month LIBOR + 3.25%), due 8/14/24	1,487,618	1,499,473
Station Casinos LLC 2016 Term Loan B 4.06% (1-month LIBOR + 2.50%), due 6/8/23	4,683,708	4,690,148
UFC Holdings LLC 1st Lien Term Loan 4.81% (1-month LIBOR + 3.25%), due 8/18/23	3,647,205	3,663,161

		42,554,022

Insurance 2.9%
AmWINS Group, Inc. 2017 Term Loan B 4.279% (1-month LIBOR + 2.75%), due 1/25/24	2,475,000	2,482,348
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.069% (1-month LIBOR + 3.50%), due 10/22/24	1,440,003	1,448,103
Asurion LLC
2017 Term Loan B4 4.319% (1-month LIBOR + 2.75%), due 8/4/22	2,528,192	2,539,931
2017 Term Loan B5 4.569% (1-month LIBOR + 3.00%), due 11/3/23	1,730,673	1,737,781
Hub International, Ltd. Term Loan B 4.413% (3-month LIBOR + 3.00%), due 10/2/20	2,762,064	2,773,502
MPH Acquisition Holdings LLC 2016 Term Loan B 4.693% (3-month LIBOR + 3.00%), due 6/7/23	2,641,210	2,644,924
NFP Corp. Term Loan B 5.069% (1-month LIBOR + 3.50%), due 1/8/24	1,489,975	1,497,192
♦Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 3/1/21	1,993,065	1,989,577
2nd Lien Term Loan 7.319% (1-month LIBOR + 5.75%), due 2/28/22	4,400,000	4,411,000

	Principal Amount	Value
Insurance (continued)
USI, Inc. 2017 Repriced Term Loan 4.693% (3-month LIBOR + 3.00%), due 5/16/24	$2,992,500	$2,988,760

		24,513,118

Leisure, Amusement, Motion Pictures & Entertainment 2.8%
Boyd Gaming Corp. Term Loan B3 3.975% (1-week LIBOR + 2.50%), due 9/15/23	4,163,759	4,184,578
Creative Artists Agency LLC 2017 1st Lien Term Loan B 4.977% (1-month LIBOR + 3.50%), due 2/15/24	1,941,176	1,950,073
Fitness International LLC
Term Loan A 4.943% (3-month LIBOR + 3.25%), due 4/1/20	945,746	946,337
Term Loan B 5.193% (3-month LIBOR + 3.50%), due 7/1/20	1,713,342	1,735,473
LTF Merger Sub, Inc. 2017 Term Loan B 4.229% (3-month LIBOR + 2.75%), due 6/10/22	2,091,690	2,096,919
Recess Holdings, Inc. (d)
2017 1st Lien Term Loan 5.254% (3-month LIBOR + 3.75%), due 9/29/24	439,375	441,023
2017 2nd Lien Term Loan 9.254% (6-month LIBOR + 7.75%), due 9/29/25	800,000	788,000
Six Flags Theme Parks, Inc.
2015 Term Loan B 3.57% (1-month LIBOR + 2.00%), due 6/30/22	1,499,312	1,508,215
2015 Term Loan B 5.50% (3-month LIBOR + 2.00%), due 6/30/22	688	692
TKC Holdings, Inc.
2017 1st Lien Term Loan 5.673% (2-month LIBOR + 4.25%), due 2/1/23	2,605,313	2,622,409
2017 2nd Lien Term Loan 9.423% (2-month LIBOR + 8.00%), due 2/1/24	150,000	150,187
Travel Leaders Group LLC New 2017 1st Lien Term Loan 5.919% (3-month LIBOR + 4.50%), due 1/25/24	1,986,269	2,012,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
TriMark USA LLC
Delayed Draw Term Loan TBD, due 9/26/24 (e)	$51,282	$51,581
2017 1st Lien Term Loan 4.88% (3-month LIBOR + 3.50%), due 9/26/24	1,145,846	1,152,530
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 4.64% (3-month LIBOR + 3.25%), due 5/6/21	2,838,552	2,850,082
2nd Lien Term Loan 8.63% (3-month LIBOR + 7.25%), due 5/6/22 (d)	800,000	800,000

		23,290,437

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Anvil International LLC Term Loan B 6.13% (2-month LIBOR + 4.50%), due 8/1/24 (d)	1,483,781	1,491,200
Apex Tool Group LLC Term Loan B 4.819% (1-month LIBOR + 3.25%), due 1/31/20	1,851,841	1,845,474
Columbus McKinnon Corp. Term Loan B 4.693% (3-month LIBOR + 3.00%), due 1/31/24 (d)	1,341,525	1,353,264
CPM Holdings, Inc. Term Loan B 5.819% (1-month LIBOR + 4.25%), due 4/11/22	1,466,025	1,482,975
Power Products LLC 2017 Term Loan B 5.363% (3-month LIBOR + 4.00%), due 12/20/22 (d)	2,656,927	2,683,497
Rexnord LLC 2017 Term Loan B 3.802% (1-month LIBOR + 2.25%), due 8/21/24	1,315,482	1,319,476
Welbilt, Inc. 2016 Term Loan B 4.319% (1-month LIBOR + 2.75%), due 3/3/23 (d)	1,393,162	1,408,835
Zodiac Pool Solutions LLC 2017 1st Lien Term Loan 5.693% (3-month LIBOR + 4.00%), due 12/20/23	1,784,515	1,792,322

		13,377,043

	Principal Amount	Value
Media 0.5%
Virgin Media Bristol LLC 2017 Term Loan 3.977% (1-month LIBOR + 2.50%), due 1/15/26	$4,047,619	$4,046,174

Mining, Steel, Iron & Non-Precious Metals 0.9%
Fairmount Santrol, Inc. 2017 Term Loan B 7.693% (3-month LIBOR + 6.00%), due 11/1/22	3,000,000	3,009,999
Gates Global LLC 2017 Repriced Term Loan B 4.693% (3-month LIBOR + 3.00%), due 4/1/24	1,953,391	1,962,242
McJunkin Red Man Corp. 2017 1st Lien Term Loan B 5.069% (1-month LIBOR + 3.50%), due 9/20/24	1,500,000	1,507,500
Minerals Technologies, Inc.
2017 Term Loan B 3.73% (1-month LIBOR + 2.25%), due 2/14/24	539,086	543,578
2017 Term Loan B 3.93% (3-month LIBOR + 2.25%), due 2/14/24	225,559	227,439

		7,250,758

Oil & Gas 1.3%
Ascent Resources-Marcellus LLC (e)(f)(g)
1st Lien Term Loan TBD (1-month LIBOR + 4.25%), due 8/4/20	944,563	691,892
2nd Lien Term Loan TBD (3-month LIBOR + 7.50%), due 8/4/21 (d)	250,000	7,500
Chesapeake Energy Corp. Term Loan 8.954% (3-month LIBOR + 7.50%), due 8/23/21	2,166,667	2,302,083
CITGO Holding, Inc. 2015 Term Loan B 9.835% (3-month LIBOR + 8.50%), due 5/12/18	1,041,260	1,045,165
Fieldwood Energy LLC
New 1st Lien Term Loan 8.693% (3-month LIBOR + 7.00%), due 8/31/20	305,556	276,528
1st Lien Last Out Term Loan 8.818% (3-month LIBOR + 7.125%), due 9/30/20 (d)	412,500	284,625
HGIM Corp. Term Loan B 8.00% (PRIME + 3.50%), due 6/18/20 (d)(e)	782,827	309,217

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Medallion Midland Acquisition LLC 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 10/30/24	$600,000	$599,625
Ocean Rig UDW, Inc. Term Loan 8.00%, due 9/20/24	185,665	187,407
Philadelphia Energy Solutions LLC Term Loan B 8.50% (PRIME + 4.00%), due 4/4/18 (d)	1,242,385	917,936
Seadrill Partners Finco LLC Term Loan B 4.693% (3-month LIBOR + 3.00%), due 2/21/21 (e)	2,001,039	1,579,392
Summit Midstream Partners Holdings LLC Term Loan B 7.569% (1-month LIBOR + 6.00%), due 5/13/22	1,610,000	1,634,150
Traverse Midstream Partners LLC 2017 Term Loan 5.85% (6-month LIBOR + 4.00%), due 9/27/24	1,333,333	1,350,667

		11,186,187

Personal & Nondurable Consumer Products (Manufacturing Only) 1.9%
American Builders & Contractors Supply Co., Inc. 2017 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 10/31/23	2,136,356	2,144,590
Hillman Group, Inc. Term Loan B 5.193% (3-month LIBOR + 3.50%), due 6/30/21	2,433,186	2,448,393
KIK Custom Products, Inc. 2015 Term Loan B 6.175% (3-month LIBOR + 4.50%), due 8/26/22	1,000,000	1,007,083
Prestige Brands, Inc. Term Loan B5 4.319% (1-month LIBOR + 2.75%), due 1/26/24	880,869	885,745
Revlon Consumer Products Corp. 2016 Term Loan B 5.069% (1-month LIBOR + 3.50%), due 9/7/23	2,551,042	1,900,526
Spectrum Brands, Inc.
2017 Term Loan B 3.397% (3-month LIBOR + 2.00%), due 6/23/22	571,034	573,630

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Spectrum Brands, Inc. (continued)
2017 Term Loan B 3.423% (2-month LIBOR + 2.00%), due 6/23/22	$609,156	$611,924
2017 Term Loan B 3.624% (2-month LIBOR + 2.00%), due 6/23/22	709,791	713,017
SRAM LLC (d)
2017 Incremental Term Loan 4.629% (2-month LIBOR + 3.25%), due 3/15/24	2,298,524	2,312,889
2017 Incremental Term Loan 4.686% (3-month LIBOR + 3.25%), due 3/15/24	1,451,822	1,460,896
2017 Incremental Term Loan 6.75% (3-month LIBOR + 3.25%), due 3/15/24	62,719	63,111
Varsity Brands, Inc. 2017 Term Loan B 5.069% (1-month LIBOR + 3.50%), due 12/15/24	2,000,000	2,008,000

		16,129,804

Personal, Food & Miscellaneous Services 1.2%
Aramark Services, Inc. 2017 Term Loan B1 3.569% (1-month LIBOR + 2.00%), due 3/11/25	1,000,000	1,004,583
Golden Nugget, Inc.
2017 Incremental Term Loan 4.656% (2-month LIBOR + 3.25%), due 10/4/23	1,375,900	1,384,991
2017 Incremental Term Loan 4.857% (2-month LIBOR + 3.25%), due 10/4/23	1,807,967	1,819,913
Pizza Hut Holdings, LLC 1st Lien Term Loan B 3.491% (1-month LIBOR + 2.00%), due 6/16/23	2,962,613	2,976,809
Weight Watchers International, Inc. 2017 Term Loan B 6.23% (1-month LIBOR + 4.75%), due 11/29/24	3,000,000	3,010,314

		10,196,610

Printing & Publishing 0.7%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.71% (1-month LIBOR + 4.25%), due 6/7/23	1,759,849	1,675,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing (continued)
Getty Images, Inc. Term Loan B 4.833% (1-week LIBOR + 3.50%), due 10/18/19	$2,133,224	$1,930,568
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.569% (1-month LIBOR + 4.00%), due 5/4/22	2,216,250	2,209,324

		5,815,048

Radio and TV Broadcasting 1.2%
♦Charter Communications Operating LLC 2017 Term Loan B 3.57%, due 4/30/25	10,000,000	10,004,690

Retail Store 5.4%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.069% (1-month LIBOR + 3.50%), due 9/26/24	2,094,750	2,029,813
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.819% (1-month LIBOR + 4.25%), due 9/1/21	1,554,119	1,563,444
Bass Pro Group LLC Term Loan B 6.569% (1-month LIBOR + 5.00%), due 9/25/24	2,992,500	2,974,731
Belk, Inc. Term Loan 6.099% (3-month LIBOR + 4.75%), due 12/12/22	1,446,564	1,177,142
BJ’s Wholesale Club, Inc.
2017 1st Lien Term Loan 4.953% (2-month LIBOR + 3.50%), due 2/3/24	2,587,000	2,543,492
2017 2nd Lien Term Loan 8.953% (2-month LIBOR + 7.50%), due 2/3/25	1,437,500	1,398,568
CNT Holdings III Corp. 2017 Term Loan 4.88% (2-month LIBOR + 3.25%), due 1/22/23	2,461,372	2,375,224
Harbor Freight Tools USA, Inc. 2016 Term Loan B 4.819% (1-month LIBOR + 3.25%), due 8/18/23	2,465,049	2,479,300
Leslie’s Poolmart, Inc. 2016 Term Loan 5.374% (2-month LIBOR + 3.75%), due 8/16/23	3,950,025	3,936,860

	Principal Amount	Value
Retail Store (continued)
♦Michaels Stores, Inc.
2016 Term Loan B1 4.21% (1-month LIBOR + 2.75%), due 1/30/23	$1,571,502	$1,571,176
2016 Term Loan B1 4.251% (1-month LIBOR + 2.75%), due 1/30/23	270,949	270,892
2016 Term Loan B1 4.319% (1-month LIBOR + 2.75%), due 1/30/23	4,222,939	4,222,060
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 4.642% (1-month LIBOR + 3.25%), due 10/25/20	1,852,870	1,508,236
♦Party City Holdings, Inc.
2016 Term Loan 4.38% (3-month LIBOR + 3.00%), due 8/19/22	4,485,865	4,498,951
2016 Term Loan 4.58% (3-month LIBOR + 3.00%), due 8/19/22	1,892,880	1,898,401
2016 Term Loan 4.70% (3-month LIBOR + 3.00%), due 8/19/22	423,939	425,176
Petco Animal Supplies, Inc. 2017 Term Loan B 4.38% (3-month LIBOR + 3.00%), due 1/26/23	2,620,000	1,979,737
PetSmart, Inc. Term Loan B2 4.57% (1-month LIBOR + 3.00%), due 3/11/22	3,315,168	2,652,134
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	1,666,667	1,660,417
Staples, Inc. 2017 Term Loan B 5.489% (3-month LIBOR + 4.00%), due 9/12/24	4,166,667	4,070,312

		45,236,066

Telecommunications 2.2%
Avaya, Inc. Exit Term Loan B 6.227% (1-month LIBOR + 4.75%), due 12/15/24	1,500,000	1,474,376
CenturyLink, Inc. 2017 Term Loan B 4.319% (1-month LIBOR + 2.75%), due 1/31/25	2,000,000	1,927,142

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
Frontier Communications Corp. 2017 Term Loan B1 5.32% (1-month LIBOR + 3.75%), due 6/15/24	$1,492,500	$1,436,531
Onvoy LLC 2017 1st Lien Term Loan B 6.193% (3-month LIBOR + 4.50%), due 2/10/24 (d)	2,481,250	2,109,062
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 4.385% (3-month LIBOR + 3.00%), due 11/3/23	897,744	896,872
Radiate Holdco LLC 1st Lien Term Loan 4.569% (1-month LIBOR + 3.00%), due 2/1/24	1,389,500	1,377,921
SBA Senior Finance II LLC Term Loan B1 3.82% (1-month LIBOR + 2.25%), due 3/24/21	1,840,424	1,845,313
Sprint Communications, Inc. 1st Lien Term Loan B 4.125% (1-month LIBOR + 2.50%), due 2/2/24	1,985,000	1,982,519
Syniverse Holdings, Inc. Term Loan 4.569% (1-month LIBOR + 3.00%), due 4/23/19	3,543,180	3,475,267
West Corp. 2017 Term Loan 5.35% (1-month LIBOR + 4.00%), due 10/10/24	1,763,767	1,769,400

		18,294,403

Utilities 3.9%
Astoria Energy LLC Term Loan B 5.57% (1-month LIBOR + 4.00%), due 12/24/21	2,383,025	2,389,977
Calpine Corp. Term Loan B5 4.20% (3-month LIBOR + 2.50%), due 1/15/24 (d)	1,720,173	1,720,173
Compass Power Generation LLC 2017 Term Loan B 5.391% (3-month LIBOR + 3.75%), due 12/20/24	700,000	703,500
Dayton Power & Light Co. Term Loan B 4.82% (1-month LIBOR + 3.25%), due 8/24/22	495,000	496,547

	Principal Amount	Value
Utilities (continued)
Dynegy, Inc. 2017 Term Loan C2 4.251% (1-month LIBOR + 2.75%), due 2/7/24	$1,925,131	$1,933,554
EIF Channelview Cogeneration LLC Term Loan B 4.819% (1-month LIBOR + 3.25%), due 5/8/20	2,177,730	2,063,400
♦Energy Future Intermediate Holding Co. LLC
2017 DIP Term Loan 4.501% (1-month LIBOR + 3.00%), due 6/30/18	325,893	326,463
2017 DIP Term Loan 4.569% (1-month LIBOR + 3.00%), due 6/30/18	8,799,107	8,814,506
Entergy Rhode Island State Energy L.P. Term Loan B 6.32% (1-month LIBOR + 4.75%), due 12/17/22 (d)	949,711	952,085
Granite Acquisition, Inc.
Term Loan B 4.835% (3-month LIBOR + 3.50%), due 12/19/21	1,903,890	1,917,829
Term Loan C 5.193% (3-month LIBOR + 3.50%), due 12/19/21	47,404	47,751
2nd Lien Term Loan B 8.943% (3-month LIBOR + 7.25%), due 12/19/22	742,177	742,919
Helix Gen Funding LLC Term Loan B 5.443% (3-month LIBOR + 3.75%), due 6/2/24	3,690,750	3,698,825
Southeast PowerGen LLC Term Loan B 5.07% (1-month LIBOR + 3.50%), due 12/2/21 (d)	839,258	803,589
TEX Operations Co. LLC
Exit Term Loan B 3.834% (3-month LIBOR + 2.50%), due 8/4/23	661,286	663,766
Exit Term Loan C 3.834% (3-month LIBOR + 2.50%), due 8/4/23	571,429	573,571
Exit Term Loan B 4.069% (1-month LIBOR + 2.50%), due 8/4/23	2,563,286	2,572,898

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC (d)(e)(f)(h)
Extended Term Loan TBD, due 1/10/17	$1,750,000	$667,275
Non-Extended Term Loan TBD, due 1/10/17	1,750,000	652,575
Vistra Operations Co. LLC
2016 Term Loan B2 4.084% (3-month LIBOR + 2.75%), due 12/14/23	157,500	158,534
2016 Term Loan B2 4.241% (1-month LIBOR + 2.75%), due 12/14/23	492,188	495,417

		32,395,154

Total Floating Rate Loans (Cost $697,637,545)		693,555,275

Foreign Floating Rate Loans 9.3% (c)
Automobile 0.1%
Belron S.A. Term Loan B 3.892% (3-month LIBOR + 2.50%), due 11/7/24	1,000,000	1,009,375

Beverage, Food & Tobacco 0.4%
Jacobs Douwe Egberts International B.V. Term Loan B5 3.688% (3-month LIBOR + 2.25%), due 7/2/22	2,413,046	2,419,078
Refresco Group B.V. Term Loan B TBD, due 9/26/24 (e)	1,125,000	1,128,516

		3,547,594

Broadcasting & Entertainment 0.5%
Numericable Group S.A.
Term Loan B11 4.13% (3-month LIBOR + 2.75%), due 7/31/25	2,980,013	2,842,187
Term Loan B12 4.349% (3-month LIBOR + 3.00%), due 1/31/26	999,975	962,476

		3,804,663

Chemicals, Plastics & Rubber 0.9%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 4.712% (3-month LIBOR + 3.25%), due 9/13/23 (d)	1,296,161	1,304,262
Alpha 3 B.V. 2017 Term Loan B1 4.693% (3-month LIBOR + 3.00%), due 1/31/24	1,990,000	2,000,571

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Diamond (BC) B.V. Term Loan 4.423% (2-month LIBOR + 3.00%), due 9/6/24	$1,666,667	$1,670,250
Flint Group GmbH Term Loan C 4.365% (3-month LIBOR + 3.00%), due 9/7/21 (d)	404,327	343,678
OXEA Finance & Cy S.C.A. 2017 Term Loan 4.875% (3-month LIBOR + 3.50%), due 10/11/24	2,500,000	2,500,000

		7,818,761

Diversified/Conglomerate Manufacturing 0.5%
Bright Bidco B.V.
Term Loan B 6.069% (1-month LIBOR + 4.50%), due 6/30/24	345,324	347,338
Term Loan B 6.193% (3-month LIBOR + 4.50%), due 6/30/24	1,644,676	1,654,269
Garda World Security Corp. 2017 Term Loan 4.973% (3-month LIBOR + 3.50%), due 5/24/24 (d)	2,201,862	2,210,119

		4,211,726

Electronics 0.8%
Avast Software B.V. 2017 Term Loan B 4.443% (3-month LIBOR + 2.75%), due 9/30/23	3,016,812	3,033,513
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 4.819% (1-month LIBOR + 3.25%), due 10/3/23	1,481,325	1,487,806
Oberthur Technologies S.A. 2016 Term Loan B1 5.443% (3-month LIBOR + 3.75%), due 1/10/24	1,117,762	1,110,776
Trader Corp. 2017 Term Loan B 4.686% (3-month LIBOR + 3.00%), due 9/28/23 (d)	1,283,127	1,283,127

		6,915,222

Healthcare, Education & Childcare 1.3%
Endo Luxembourg Finance Co. S.A.R.L. 2017 Term Loan B 5.875% (1-month LIBOR + 4.25%), due 4/29/24	4,861,932	4,884,506

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Mallinckrodt International Finance S.A. Term Loan B 4.443% (3-month LIBOR + 2.75%), due 9/24/24	$1,278,582	$1,275,918
♦Valeant Pharmaceuticals International, Inc. Term Loan B Series F4 4.94% (1-month LIBOR + 3.50%), due 4/1/22	4,559,263	4,625,208

		10,785,632

Hotels, Motels, Inns & Gaming 0.9%
Amaya Holdings B.V.
Repriced Term Loan B 5.193% (3-month LIBOR + 3.50%), due 8/1/21	5,100,611	5,126,752
2nd Lien Term Loan 8.693% (3-month LIBOR + 7.00%), due 8/1/22	110,267	110,267
Belmond Interfin Ltd. Dollar Term Loan 4.319% (1-month LIBOR + 2.75%), due 7/3/24	1,592,000	1,592,000
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.069% (1-month LIBOR + 2.50%), due 11/30/23	495,000	497,578
Gateway Casinos & Entertainment, Ltd. Term Loan B1 5.443% (3-month LIBOR + 3.75%), due 2/22/23	497,500	501,698

		7,828,295

Leisure, Amusement, Motion Pictures & Entertainment 1.5%
Bombardier Recreational Products, Inc. 2017 Term Loan B 3.93% (2-month LIBOR + 2.50%), due 6/30/23	1,716,409	1,722,846
Delta 2 (Luxembourg) S.A.R.L. Term Loan B3 4.569% (1-month LIBOR + 3.00%), due 2/1/24	5,766,667	5,793,095
DHX Media Ltd. Term Loan B 5.319% (1-month LIBOR + 3.75%), due 12/29/23 (d)	1,243,750	1,245,305
Travelport Finance (Luxembourg) S.A.R.L. New 2017 Term Loan 4.166% (3-month LIBOR + 2.75%), due 9/2/21	4,087,476	4,086,658

		12,847,904

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 6/30/21	$3,380,666	$3,395,690

Oil & Gas 0.2%
MEG Energy Corp. 2017 Term Loan B 5.20% (3-month LIBOR + 3.50%), due 12/31/23	744,375	744,607
Pacific Drilling S.A. Term Loan B 4.875% (3-month LIBOR + 3.50%), due 6/3/18 (d)(e)(f)(g)	1,489,444	595,778

		1,340,385

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 6.693% (3-month LIBOR + 5.00%), due 2/10/23	1,471,875	1,473,715

Printing & Publishing 0.5%
Springer Science & Business Media Deutschland GmbH Term Loan B13 4.979% (2-month LIBOR + 3.50%), due 8/15/22	3,991,533	4,002,937

Telecommunications 1.1%
Digicel International Finance, Ltd. 2017 Term Loan B 5.31% (1-month LIBOR + 3.75%), due 5/28/24	523,688	525,389
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 5.212% (3-month LIBOR + 3.75%), due 11/27/23	4,139,180	4,047,526
Telesat Canada Term Loan B4 4.70% (3-month LIBOR + 3.00%), due 11/17/23	4,937,625	4,957,682

		9,530,597

Total Foreign Floating Rate Loans (Cost $79,222,038)		78,512,496

Total Long-Term Bonds (Cost $806,127,959)		802,349,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Affiliated Investment Companies 0.3%
Fixed Income Funds 0.3%
MainStay High Yield Corporate Bond Fund Class I	492,059	$2,829,341

Total Affiliated Investment Companies (Cost $2,805,487)		2,829,341

Common Stocks 0.6%
Buildings & Real Estate 0.2%
VICI Properties, Inc. (i)	56,992	1,168,336

Hotels, Motels, Inns & Gaming 0.1%
Caesars Entertainment Corp. (i)	39,323	497,436

Mining, Steel, Iron & Non-Precious Metals 0.2%
AFGlobal Corp. (d)(e)(h)(i)	45,694	1,919,148

Oil & Gas 0.1%
Ocean Rig UDW, Inc., Class A (i)	32,423	868,936
Templar Energy Corp., Class B (d)(e)(h)(i)	36,393	1,019
Templar Energy LLC, Class A (d)(e)(h)(i)	36,029	100,882

		970,837

Total Common Stocks (Cost $4,253,772)		4,555,757

Preferred Stocks 0.0%‡
Oil & Gas 0.0% ‡
Templar Energy Corp. (8.00% PIK) (b)(d)(e)(h)(i)	46,306	202,592

Total Preferred Stocks (Cost $227,580)		202,592

	Principal Amount

Short-Term Investments 6.1%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $3,504,611 (Collateralized by a Federal Home Loan Bank security with a rate of 1.25% and a maturity date of 7/27/18, with a Principal Amount of $3,565,000 and a Market Value of $3,578,369)	$3,504,401	3,504,401

Total Repurchase Agreement (Cost $3,504,401)		3,504,401

	Principal Amount	Value
U.S. Governments 5.7%
United States Treasury Bills (j)
1.045%, due 1/4/18	$2,600,000	$2,599,778
1.116%, due 1/4/18	16,085,000	16,083,525
1.147%, due 1/4/18	695,000	694,935
1.149%, due 1/18/18	2,624,000	2,622,597
1.161%, due 1/11/18	400,000	399,873
1.165%, due 1/18/18	3,300,000	3,298,211
1.175%, due 1/18/18	15,518,000	15,509,514
1.236%, due 1/11/18	2,332,000	2,331,211
1.24%, due 1/11/18	4,033,000	4,031,631

Total U.S. Governments (Cost $47,571,275)		47,571,275

Total Short-Term Investments (Cost $51,075,676)		51,075,676

Total Investments (Cost $864,490,474)	102.4%	861,012,548
Other Assets, Less Liabilities	(2.4)	(20,362,291)
Net Assets	100.0%	$840,650,257

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $19,044,506, which represented 2.3% of the Portfolio’s net assets. (Unaudited)

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $3,543,491, which represented 0.4% of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$30,281,411	$—	$30,281,411
Floating Rate Loans (b)	—	625,290,225	68,265,050	693,555,275
Foreign Floating Rate Loans (c)	—	71,530,227	6,982,269	78,512,496

Total Long-Term Bonds	—	727,101,863	75,247,319	802,349,182

Affiliated Investment Companies
Fixed Income Funds	2,829,341	—	—	2,829,341
Common Stocks (d)	2,534,708	—	2,021,049	4,555,757
Preferred Stocks (e)	—	—	202,592	202,592
Short-Term Investments
Repurchase Agreement	—	3,504,401	—	3,504,401
U.S. Governments	—	47,571,275	—	47,571,275

Total Short-Term Investments	—	51,075,676	—	51,075,676

Total Investments in Securities	$5,364,049	$778,177,539	$77,470,960	$861,012,548

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $68,265,050 are held within the Floating Rate Loans section of the Portfolio of Investments, $66,945,200 of these Level 3 securities were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $6,982,269 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(d)	The Level 3 securities valued at $1,919,148 and $101,901 are held in Mining, Steel, Iron & Non-Precious Metals and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $202,592 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, securities with a market value of $24,871,440 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of December 31, 2017, a security with a market value of $7,994,330 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments December 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2017 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$2,398,676	$56	$15,816	$(51,400)	$1,914,262	$(2,387,247)	$—	$—	$1,890,163	$(5,090)
Banking	—	804	40	35,328	3,335,927	(15,125)	—	—	3,356,974	35,328
Beverage, Food & Tobacco	2,355,674	848	114	(37,186)	762,319	(2,223,630)	—	(80,439)	777,700	14,938
Broadcasting & Entertainment	1,167,248	2,505	(5,089)	404,456	—	(4,449,621)	4,754,466	—	1,873,965	408,506
Buildings & Real Estate	6,048,580	(309)	(29)	(97,516)	2,451,057	(5,957,512)	—	—	2,444,271	(560)
Chemicals, Plastics & Rubber	4,135,740	861	7,659	(36,528)	151,532	(4,117,508)	840,862	—	982,618	(542)
Containers, Packaging & Glass	5,525,922	5,098	1,546	(44,671)	997,538	(3,896,849)	4,292,015	(508,750)	6,371,849	(4,831)
Diversified/Conglomerate Manufacturing	3,389,918	(986)	(90,519)	190,754	673,332	(3,482,436)	—	—	680,063	6,717
Diversified/Conglomerate Service	6,746,642	40,533	35,986	(48,002)	7,519,456	(5,195,479)	1,443,306	(375,000)	10,167,442	1,244
Ecological	3,028,839	259	18	(16,971)	—	(3,012,145)	—	—	—	—
Electronics	6,761,686	1,657	1,556	33,021	5,423,671	(2,432,786)	—	(4,854,000)	4,934,805	30,370
Finance	1,410,177	2,623	2,429	17,851	2,450,834	(345,526)	—	—	3,538,388	17,851
Healthcare, Education & Childcare	2,337,585	1,138	210	10,685	2,007,868	(105,899)	2,780,458	—	7,032,045	10,685
Home and Office Furnishings, Housewares & Durable Consumer Products	—	1,499	82	(102,742)	1,188,016	(9,000)	—	—	1,077,855	(102,742)
Hotels, Motels, Inns & Gaming	—	(720)	21	9,425	1,910,656	(9,223)	—	—	1,910,159	9,425
Leisure, Amusement, Motion Pictures & Entertainment	1,215,000	1,552	(3,710)	(23,308)	2,416,571	(1,577,082)	—	—	2,029,023	(23,308)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	—	785	892	27,187	5,668,020	(192,673)	1,432,585	—	6,936,796	27,187
Mining, Steel, Iron & Non-Precious Metals	1,804,572	(596)	(3,800)	(13,471)	—	(1,786,705)	—	—	—	—
Oil & Gas	917,278	8,799	(1,862,528)	1,501,604	—	(784,532)	2,028,935	(290,278)	1,519,278	(501,385)
Personal & Nondurable Consumer Products (Manufacturing Only)	3,041,455	843	333	49,879	3,938,579	(3,194,193)	—	—	3,836,896	33,407
Printing & Publishing	1,188,378	—	—	—	—	—	—	(1,188,378)	—	—
Telecommunications	—	(42)	85	(373,718)	2,501,488	(18,750)	—	—	2,109,063	(373,718)
Utilities	5,082,765	2,375	5,283	94,714	494,198	(6,533,453)	5,649,815	—	4,795,697	93,461
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	411,570	(63)	25	(64,502)	201,108	(16,302)	1,116,104	—	1,647,940	(64,502)
Diversified/Conglomerate Manufacturing	—	1,422	124	22,924	2,196,714	(11,065)	—	—	2,210,119	22,924
Electronics	1,827,893	506	231	(7,742)	1,397,009	(1,237,285)	—	(697,485)	1,283,127	2,418
Leisure, Amusement, Motion Pictures & Entertainment	—	469	29	7,293	1,243,764	(6,250)	—	—	1,245,305	7,293
Media	1,414,000	109	18	(17,118)	—	(1,397,009)		—	—	—
Oil & Gas	931,209	(1,800)	(402,171)	604,968	—	(1,069,322)	532,894	—	595,778	73,044

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2017 (b)
Common Stocks
Mining, Steel, Iron & Non-Precious Metals	$—	$—	$—	$345,769	$1,573,379	$—	$—	$—	$1,919,148	$345,769
Oil & Gas	265,921	—	—	(164,020)	—	—	—	—	101,901	(164,020)
Preferred Stocks
Oil & Gas	284,475	—	—	(81,883)	—	—	—	—	202,592	(81,883)

Total	$63,691,203	$70,225	$(2,295,349)	$2,175,080	$52,417,298	$(55,464,607)	$24,871,440	$(7,994,330)	$77,470,960	$(182,014)

(a)	Sales include principal reductions.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $861,684,987)	$858,183,207
Investment in affiliated investment companies, at value (identified cost $2,805,487)	2,829,341
Unrealized appreciation on unfunded commitments (See Note 5)	167
Receivables:
Dividends and interest	3,474,887
Investment securities sold	1,346,435
Fund shares sold	284,616
Other assets	4,728

Total assets	866,123,381

Liabilities
Due to custodian	466
Payables:
Investment securities purchased	24,437,180
Manager (See Note 3)	424,832
Fund shares redeemed	361,131
NYLIFE Distributors (See Note 3)	123,296
Professional fees	69,660
Shareholder communication	46,770
Custodian	6,351
Trustees	1,020
Accrued expenses	2,418

Total liabilities	25,473,124

Net assets	$840,650,257

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,488
Additional paid-in capital	860,191,179

860,283,667
Undistributed net investment income	639,676
Accumulated net realized gain (loss) on investments and unfunded commitments	(16,795,327)
Net unrealized appreciation (depreciation) on investments	(3,477,926)
Net unrealized appreciation (depreciation) on unfunded commitments	167

Net assets	$840,650,257

Initial Class
Net assets applicable to outstanding shares	$259,054,297

Shares of beneficial interest outstanding	28,516,588

Net asset value per share outstanding	$9.08

Service Class
Net assets applicable to outstanding shares	$581,595,960

Shares of beneficial interest outstanding	63,971,203

Net asset value per share outstanding	$9.09

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$43,002,231
Dividend distributions from affiliated investment companies	358,711

Total income	43,360,942

Expenses
Manager (See Note 3)	5,371,794
Distribution/Service —Service Class (See Note 3)	1,468,694
Professional fees	134,297
Shareholder communication	84,999
Trustees	21,702
Custodian	11,605
Miscellaneous	65,452

Total expenses	7,158,543

Net investment income (loss)	36,202,399

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	(2,126,811)
Affiliated investment company transactions	(1,862)

Net realized gain (loss) on investments and investments from affiliated investment companies	(2,128,673)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(736,219)
Affiliated investments	90,380
Unfunded commitments	(808)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(646,647)

Net realized and unrealized gain (loss) on investments unfunded commitments	(2,775,320)

Net increase (decrease) in net assets resulting from operations	$33,427,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$36,202,399	$29,905,000
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	(2,128,673)	(6,493,304)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(646,647)	39,413,756

Net increase (decrease) in net assets resulting from operations	33,427,079	62,825,452

Dividends to shareholders:
From net investment income:
Initial Class	(12,984,682)	(9,137,208)
Service Class	(23,308,787)	(20,787,470)

Total dividends to shareholders	(36,293,469)	(29,924,678)

Capital share transactions:
Net proceeds from sale of shares	146,827,635	175,695,490
Net asset value of shares issued to shareholders in reinvestment of dividends	36,293,469	29,924,678
Cost of shares redeemed	(209,318,003)	(160,168,392)

Increase (decrease) in net assets derived from capital share transactions	(26,196,899)	45,451,776

Net increase (decrease) in net assets	(29,063,289)	78,352,550

Net Assets
Beginning of year	869,713,546	791,360,996

End of year	$840,650,257	$869,713,546

Undistributed net investment income at end of year	$639,676	$303,403

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.11	$8.74		$9.05	$9.33	$9.32

Net investment income (loss) (a)	0.39	0.35		0.35	0.36	0.39
Net realized and unrealized gain (loss) on investments	(0.03)	0.37		(0.31)	(0.28)	0.01

Total from investment operations	0.36	0.72		0.04	0.08	0.40

Less dividends:
From net investment income	(0.39)	(0.35)		(0.35)	(0.36)	(0.39)

Net asset value at end of year	$9.08	$9.11		$8.74	$9.05	$9.33

Total investment return (b)	3.98%	8.45%		0.39%	0.86%	4.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	3.94	%(c)	3.88%	3.89%	4.22%
Net expenses	0.64%	0.64	%(d)	0.64%	0.64%	0.64%
Portfolio turnover rate	52%	36%		35%	48%	49%
Net assets at end of year (in 000’s)	$259,054	$287,373		$226,083	$205,057	$281,957

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$9.12	$8.75		$9.06	$9.34	$9.33

Net investment income (loss) (a)	0.36	0.33		0.33	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.03)	0.37		(0.31)	(0.28)	0.01

Total from investment operations	0.33	0.70		0.02	0.06	0.38

Less dividends:
From net investment income	(0.36)	(0.33)		(0.33)	(0.34)	(0.37)

Net asset value at end of year	$9.09	$9.12		$8.75	$9.06	$9.34

Total investment return (b)	3.71%	8.18%		0.14%	0.61%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96%	3.68	%(c)	3.63%	3.65%	3.96%
Net expenses	0.89%	0.89	%(d)	0.89%	0.89%	0.89%
Portfolio turnover rate	52%	36%		35%	48%	49%
Net assets at end of year (in 000’s)	$581,596	$582,341		$565,278	$581,456	$566,841

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

36	MainStay VP Floating Rate Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of pur-

37

Notes to Financial Statements (continued)

chase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of exchange-traded funds (“ETFs”) or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in an ETF or mutual fund versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the

38	MainStay VP Floating Rate Portfolio

amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio held unfunded commitments. (see Note 5)

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment

39

Notes to Financial Statements (continued)

opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the

Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2017, the effective management fee rate was 0.60%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $5,371,794.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2017, purchases and sales transactions, income earned from investments and percentages of an affiliated investment company were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Other Distributions	Shares at End of Year
MainStay High Yield Corporate Bond Fund Class I	$7,773	$—	$(5,032)	$(2)	$90	$2,829	$359	$63	492

40	MainStay VP Floating Rate Portfolio

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$864,475,873	$6,845,005	$(10,308,330)	$(3,463,325)

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$722,593	$(16,809,928)	$(82,917)	$(3,463,158)	$(19,633,410)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and material debt modification. The other temporary differences are primarily due to defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$427,343	$2,034,927	$(2,462,270)

The reclassifications for the Portfolio are primarily due to defaulted bonds, and capital loss carryforward expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $16,809,928, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$ 16,810

Capital loss carryforwards of $2,462,270 expired during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$36,293,469	$—	$29,924,678	$—

Note 5–Commitments and Contingencies

As of December 31, 2017, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (depreciation)
Mitchell International, Inc. Delayed Draw Term Loan TBD, due 11/20/24	$111,884	$(56)
Recess Holdings, Inc. Delayed Draw Term Loan 3.75%, due 9/29/24	$59,747	$223
Total		$167

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or

41

Notes to Financial Statements (continued)

the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $459,820 and $493,070, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	6,824,908	$62,287,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,425,226	12,984,682
Shares redeemed	(11,265,315)	(102,612,369)

Net increase (decrease)	(3,015,181)	$(27,340,433)

Year ended December 31, 2016:
Shares sold	10,616,181	$95,242,947
Shares issued to shareholders in reinvestment of dividends and distributions	1,021,510	9,137,208
Shares redeemed	(5,976,244)	(52,481,853)

Net increase (decrease)	5,661,447	$51,898,302

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	9,267,119	$84,540,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,556,485	23,308,787
Shares redeemed	(11,698,751)	(106,705,634)

Net increase (decrease)	124,853	$1,143,534

Year ended December 31, 2016:
Shares sold	8,986,272	$80,452,543
Shares issued to shareholders in reinvestment of dividends and distributions	2,324,999	20,787,470
Shares redeemed	(12,097,628)	(107,686,539)

Net increase (decrease)	(786,357)	$(6,446,526)

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay VP Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Floating Rate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Portfolio, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the

44	MainStay VP Floating Rate Portfolio

MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment

46	MainStay VP Floating Rate Portfolio

strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

47

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay VP Floating Rate Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

50	MainStay VP Floating Rate Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761326	MSVPFR11-02/18 (NYLIAC) NI518

MainStay VP Allocation Portfolios

Message from the President and Annual Report

December 31, 2017

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio(s) during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	10.80%	6.49%	5.72%	0.93%
Service Class Shares	2/13/2006	10.52	6.23	5.45	1.18

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	21.83%	15.79%	8.50%
MSCI EAFE® Index[4]	25.03	7.90	1.94
Bloomberg Barclays U.S. Aggregate Bond Index[5]	3.54	2.10	4.01
Conservative Allocation Composite Index[6]	10.85	6.85	5.63
Morningstar Allocation—30% to 50% Equity Category Average[7]	9.86	5.69	4.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,055.70	$0.10	$1,025.10	$0.10	0.02%

Service Class Shares	$1,000.00	$1,054.30	$1.40	$1,023.80	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Conservative Allocation Portfolio returned 10.80% for Initial Class shares and 10.52% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 25.03% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 but underperformed the 10.85% return of the Conservative Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 9.86% return of the Morningstar Allocation—30% to 50% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

From an asset allocation perspective, the Portfolio’s allocations to emerging-market equities and convertible bonds helped strengthen the Portfolio’s performance relative to the Conservative Allocation Composite Index, while the Portfolio’s bias toward small-cap stocks detracted from the Portfolio’s relative performance. Despite a rise in the price of oil during the reporting period, investments in Underlying Portfolios/Funds that held energy-related assets also weighed on the Portfolio’s results. These divergent effects largely canceled each other out, leaving the net contribution from asset class policy very modestly positive. (Contributions take weightings and total returns into account.)

Performance of the Underlying Portfolios/Funds relative to their respective benchmarks likewise had a smaller-than-usual net influence on the Portfolio’s active returns. Soft performance from Underlying Portfolios/Funds including MainStay VP Absolute Return Multi-Strategy Portfolio and MainStay VP Cushing Renaissance Advantage Portfolio outweighed stronger results from several other Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Risk exposure did not stray particularly far from that of the Conservative Allocation Composite Index during the reporting period. While underlying economic fundamentals argued for an aggressive posture, we believed that valuations were a little rich and we worried that profit margins could soon come under pressure from rising labor expenses and higher debt-service costs. For these reasons, equity sensitivity was held close to that of the Conservative Allocation Composite Index for most of the reporting period.

There were also some allocation adjustments within asset classes. One of the more prominent changes was a retreat from lower-quality credit instruments. Spreads5 on these bonds and notes in relation to comparable U.S. Treasury securities were

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Allocation—30% to 50% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

8	MainStay VP Conservative Allocation Portfolio

quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite low default rates. In our opinion, available levels of incremental yield from speculative-grade debt weren’t especially attractive. As a result, we reduced the Portfolio’s holdings of high-yield bonds and floating-rate notes.

At so late a stage in the economic expansion, we believed that U.S. equities also appeared to be rather expensive. As economic reacceleration broadened around the globe and political instability faded in Europe in the spring of 2017, we began to shift equity exposure out of the United States into international markets. As the year wore on, the Portfolio’s preference for non-U.S. stocks increased.

Through most of 2017, we maintained a preference for small-cap stocks, believing that they were likely to benefit disproportionately from corporate tax reform, deregulation, trade negotiations and strong domestic consumption. Although that posture was not rewarded in 2017, it remained firmly in place at the end of the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio established a number of new positions during the reporting period, the largest of which was in the recently launched MainStay VP Indexed Bond Portfolio, which received assets diverted primarily from MainStay VP Bond Portfolio. The Portfolio also elected to invest in IQ 50 Percent Hedged FTSE Europe ETF on the belief that the valuation discount relative to U.S. equities was excessive. This ETF was just one of the ways that the Portfolio moved assets away from the U.S. market.

In May 2017, we added a position in IQ Chaikin U.S. Small Cap ETF alongside the Portfolio’s existing position in MainStay VP Epoch U.S. Small Cap Portfolio as we sought to diversify exposure across investment styles. Shortly thereafter, the Portfolio reduced its position in MainStay VP High Yield Corporate Bond Portfolio and initiated a position in IQ S&P High Yield Low Volatility Bond ETF as we sought what we believed to be a less risky way to participate in the speculative-grade bond market. This shift was part of a broader effort to increase quality within the fixed-income portion of the Portfolio.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio in the summer of 2016, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Fund.

The Portfolio materially increased its position in MainStay VP Emerging Markets Equity Portfolio. In our opinion, pricing was favorable across much of the emerging-markets complex and earnings were well-positioned for a global economy that appeared to be gathering traction. For similar reasons, the Portfolio increased its position in MainStay International Opportunities Fund.

The Portfolio also increased its position in MainStay VP Convertible Portfolio. We believed that economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment remained fragile and prone to being swayed by rapidly changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

During the reporting period, the Portfolio reduced its position in MainStay VP Absolute Return Multi-Strategy Portfolio. We had used that Underlying Portfolio/Fund as a shelter against potential volatility in the bond market. With bond yields a bit higher and volatility still muted, we saw less of a need for such a shelter than we had in 2016.

The Portfolio also reduced positions in MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio. In our opinion, credit spreads were quite tight and the use of leverage was rather elevated for a later phase of economic expansion. In this environment, we did not view risk as being adequately compensated, so we moved the Portfolio toward higher-quality options.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds that the Portfolio held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Portfolio holding that provided a negative return for 2017 was MainStay Cushing MLP Premier Fund. While MainStay VP Cushing Renaissance Portfolio had positive performance, it provided the next-lowest total return.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund that provided a negative total return was MainStay Cushing MLP Premier Fund. IQ Chaikin U.S. Small Cap ETF, however, had one of the smallest positive contributions to performance.

9

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

After several years of steady but modest growth, the U.S. economy appeared to be gathering steam in 2017. That, together with evidence that labor markets were quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and modest inflation expectations led to a material flattening of the yield curve,6 with short-term rates rising and yields further out the yield curve holding relatively steady or even falling modestly.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Convertible bonds, whose performance is linked to that of underlying equities, provided the strongest positive contributions during the reporting period. Credit also performed reasonably well, with spreads compressing on strong economic performance and modest default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP Bond Portfolio made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio, followed by MainStay VP Floating Rate Portfolio. Several Underlying Portfolios/Funds contributed very little, if anything, to the performance of the fixed-income portion of the Portfolio, including cash, IQ S&P High Yield Low Volatility Bond ETF and MainStay VP PIMCO Real Return Portfolio.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Affiliated Investment Companies 97.1%†
Equity Funds 47.1%
IQ 50 Percent Hedged FTSE Europe ETF (a)	651,672	$13,255,008
IQ 50 Percent Hedged FTSE International ETF (a)	1,529,389	33,111,272
IQ Chaikin U.S. Large Cap ETF	1,626	41,122
IQ Chaikin U.S. Small Cap ETF	145,270	4,074,824
IQ Global Resources ETF (b)	235,066	6,717,011
MainStay Cushing MLP Premier Fund Class I	423,385	5,292,310
MainStay Epoch Capital Growth Fund Class I (a)	643,789	8,176,122
MainStay Epoch Global Choice Fund Class I (a)	949,683	20,551,134
MainStay Epoch International Choice Fund Class I	398,994	14,387,721
MainStay Epoch U.S. All Cap Fund Class I	461,469	13,133,406
MainStay Epoch U.S. Equity Yield Fund Class I	198,350	3,248,965
MainStay International Opportunities Fund Class I	1,844,502	17,817,885
MainStay MAP Equity Fund Class I	330,320	13,893,270
MainStay U.S. Equity Opportunities Fund Class I	1,609,335	16,012,886
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	5,685,569	50,730,578
MainStay VP Cornerstone Growth Portfolio Initial Class	291,906	9,010,936
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	1,500,537	15,785,924
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	888,951	12,529,364
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,677,478	47,814,083
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	596,648	9,635,387
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	1,296,120	17,266,711
MainStay VP Large Cap Growth Portfolio Initial Class	605,370	14,478,610
MainStay VP Mid Cap Core Portfolio Initial Class	1,393,019	21,695,766
MainStay VP S&P 500 Index Portfolio Initial Class	256,677	13,352,935
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,148,827	15,113,529
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	1,272,509	17,938,000

		415,064,759

Fixed Income Funds 50.0%
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,057,025	41,037,649
IQ S&P High Yield Low Volatility Bond ETF (a)	443,271	11,148,266
MainStay Short Duration High Yield Fund Class I	1,789,203	17,766,789

	Shares	Value
Fixed Income Funds (continued)
MainStay Total Return Bond Fund Class I	204,968	$2,178,808
MainStay VP Bond Portfolio Initial Class (a)	7,982,204	114,189,421
MainStay VP Convertible Portfolio Initial Class (a)	1,180,265	15,682,316
MainStay VP Floating Rate Portfolio Initial Class (a)	5,554,432	50,458,396
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,291,877	23,024,270
MainStay VP Indexed Bond Portfolio Initial Class (a)	13,377,211	134,315,762
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	900,369	7,690,369
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,353,668	23,666,696

		441,158,742

Total Affiliated Investment Companies (Cost $810,391,881)		856,223,501

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $25,770,262 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $26,150,000 and a Market Value of $26,285,719)	$25,768,716	25,768,716

Total Short-Term Investment (Cost $25,768,716)		25,768,716

Total Investments (Cost $836,160,597)	100.0%	881,992,217
Other Assets, Less Liabilities	0.0 ‡	361,954
Net Assets	100.0%	$882,354,171

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$415,064,759	$—	$—	$415,064,759
Fixed Income Funds	441,158,742	—	—	441,158,742
Short-Term Investment
Repurchase Agreement	—	25,768,716	—	25,768,716

Total Investments in Securities	$856,223,501	$25,768,716	$—	$881,992,217

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $810,391,881)	$856,223,501
Repurchase agreements, at value (identified cost $25,768,716)	25,768,716
Cash	665
Receivables:
Dividends and interest	416,086
Fund shares sold	266,773
Investment securities sold	236,231

Total assets	882,911,972

Liabilities
Payables:
Fund shares redeemed	306,829
NYLIFE Distributors (See Note 3)	183,448
Shareholder communication	38,595
Professional fees	25,816
Custodian	1,198
Trustees	1,074
Accrued expenses	841

Total liabilities	557,801

Net assets	$882,354,171

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$75,598
Additional paid-in capital	848,238,369

848,313,967
Undistributed net investment income	17,354,629
Accumulated net realized gain (loss) on investments	(29,146,045)
Net unrealized appreciation (depreciation) on investments	45,831,620

Net assets	$882,354,171

Initial Class
Net assets applicable to outstanding shares	$16,480,967

Shares of beneficial interest outstanding	1,397,038

Net asset value per share outstanding	$11.80

Service Class
Net assets applicable to outstanding shares	$865,873,204

Shares of beneficial interest outstanding	74,201,069

Net asset value per share outstanding	$11.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,785,977
Interest	34,504

Total income	16,820,481

Expenses
Distribution/Service—Service Class (See Note 3)	2,141,047
Professional fees	73,101
Shareholder communication	53,413
Trustees	21,452
Custodian	10,951
Miscellaneous	26,918

Total expenses	2,326,882

Net investment income (loss)	14,493,599

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	12,680,083
Realized capital gain distributions from affiliated investment companies	11,920,355

Net realized gain (loss) on investments and investments from affiliated investment companies	24,600,438

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	48,311,571

Net realized and unrealized gain (loss) on investments	72,912,009

Net increase (decrease) in net assets resulting from operations	$87,405,608

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,493,599	$15,275,186
Net realized gain (loss) on investments and investments from affiliated investment companies	24,600,438	(23,605,961)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	48,311,571	59,237,249

Net increase (decrease) in net assets resulting from operations	87,405,608	50,906,474

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(346,180)	(414,278)
Service Class	(15,678,030)	(20,172,435)

	(16,024,210)	(20,586,713)

From net realized gain on investments:
Initial Class	—	(328,587)
Service Class	—	(17,843,302)

	—	(18,171,889)

Total dividends and distributions to shareholders	(16,024,210)	(38,758,602)

Capital share transactions:
Net proceeds from sale of shares	77,955,521	104,922,775
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,024,210	38,758,602
Cost of shares redeemed	(149,729,776)	(205,370,550)

Increase (decrease) in net assets derived from capital share transactions	(55,750,045)	(61,689,173)

Net increase (decrease) in net assets	15,631,353	(49,541,301)

Net Assets
Beginning of year	866,722,818	916,264,119

End of year	$882,354,171	$866,722,818

Undistributed net investment income at end of year	$17,354,629	$16,024,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.87	$10.71	$11.85	$12.47	$11.62

Net investment income (loss) (a)	0.22	0.22	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.95	0.46	(0.41)	0.28	1.24

Total from investment operations	1.17	0.68	(0.17)	0.53	1.48

Less dividends and distributions:
From net investment income	(0.24)	(0.29)	(0.28)	(0.32)	(0.31)
From net realized gain on investments	—	(0.23)	(0.69)	(0.83)	(0.32)

Total dividends and distributions	(0.24)	(0.52)	(0.97)	(1.15)	(0.63)

Net asset value at end of year	$11.80	$10.87	$10.71	$11.85	$12.47

Total investment return (b)	10.80%	6.36%	(1.41%)	4.29%	13.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.02%	2.01%	1.99%	1.96%
Net expenses (c)	0.02%	0.03%	0.03%	0.03%	0.03%
Portfolio turnover rate	44%	44%	40%	47%	56%
Net assets at end of year (in 000’s)	$16,481	$16,599	$16,171	$15,669	$14,971

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.75	$10.60	$11.73	$12.37	$11.54

Net investment income (loss) (a)	0.19	0.19	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.94	0.45	(0.40)	0.26	1.23

Total from investment operations	1.13	0.64	(0.19)	0.48	1.44

Less dividends and distributions:
From net investment income	(0.21)	(0.26)	(0.25)	(0.29)	(0.29)
From net realized gain on investments	—	(0.23)	(0.69)	(0.83)	(0.32)

Total dividends and distributions	(0.21)	(0.49)	(0.94)	(1.12)	(0.61)

Net asset value at end of year	$11.67	$10.75	$10.60	$11.73	$12.37

Total investment return (b)	10.52%	6.10%	(1.65%)	4.03%	12.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	1.74%	1.84%	1.78%	1.73%
Net expenses (c)	0.27%	0.28%	0.28%	0.28%	0.28%
Portfolio turnover rate	44%	44%	40%	47%	56%
Net assets at end of year (in 000’s)	$865,873	$850,124	$900,093	$896,381	$838,989

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	14.97%	8.45%	6.01%	1.02%
Service Class Shares	2/13/2006	14.68	8.17	5.75	1.27

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	21.83%	15.79%	8.50%
MSCI EAFE® Index[4]	25.03	7.90	1.94
Bloomberg Barclays U.S. Aggregate Bond Index[5]	3.54	2.10	4.01
Moderate Allocation Composite Index[6]	14.67	9.20	6.21
Morningstar Allocation—50% to 70% Equity Category Average[7]	13.21	8.03	5.53

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,076.00	$0.10	$1,025.10	$0.10	0.02%

Service Class Shares	$1,000.00	$1,074.70	$1.41	$1,023.80	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Moderate Allocation Portfolio returned 14.97% for Initial Class shares and 14.68% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 25.03% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 and the 14.67% return of the Moderate Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 13.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

From an asset allocation perspective, the Portfolio’s allocations to emerging-market equities and convertible bonds helped strengthen the Portfolio’s performance relative to the Moderate Allocation Composite Index, while the Portfolio’s bias toward small-cap stocks detracted from the Portfolio’s relative perform-

ance. Despite a rise in the price of oil during the reporting period, investments in Underlying Portfolios/Funds that held energy-related assets also weighed on the Portfolio’s results. These divergent effects largely canceled each other out, leaving the net contribution from asset class policy very modestly positive. (Contributions take weightings and total returns into account.)

Performance of the Underlying Portfolios/Funds relative to their respective benchmarks likewise had a smaller-than-usual net influence on the Portfolio’s active returns. Soft performance from Underlying Portfolios/Funds including MainStay VP Absolute Return Multi-Strategy Portfolio and MainStay VP Cushing Renaissance Advantage Portfolio were roughly balanced by stronger results from several other Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Risk exposure did not stray particularly far from that of the Moderate Allocation Composite Index during the reporting period. While underlying economic fundamentals argued for an aggressive posture, we believed that valuations were a little rich and we worried that profit margins could soon come under pressure from rising labor expenses and higher debt-service costs. For these reasons, equity sensitivity was held close to that of the Moderate Allocation Composite Index for most of the reporting period.

There were also some allocation adjustments within asset classes. One of the more prominent changes was a retreat from lower-quality credit instruments. Spreads5 on these bonds and notes in relation to comparable U.S. Treasury securities were quite tight. Given significant use of leverage by nonfinancial

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 17 for more information on this index.
3.	See footnote on page 17 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

20	MainStay VP Moderate Allocation Portfolio

corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite low default rates. In our opinion, available levels of incremental yield from speculative-grade debt weren’t especially attractive. As a result, we reduced the Portfolio’s holdings of high-yield bonds and floating-rate notes.

At so late a stage in the economic expansion, we believed that U.S. equities also appeared to be rather expensive. As economic reacceleration broadened around the globe and political instability faded in Europe in the spring of 2017, we began to shift equity exposure out of the United States into international markets. As the year wore on, the Portfolio’s preference for non-U.S. stocks increased.

Through most of 2017, we maintained a preference for small-cap stocks, believing that they were likely to benefit disproportionately from corporate tax reform, deregulation, trade negotiations and strong domestic consumption. Although that posture was not rewarded in 2017, it remained firmly in place at the end of the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio established a number of new positions during the reporting period, one of the largest of which was in the recently launched IQ 50 Percent Hedged FTSE Europe ETF on the belief that the valuation discount relative to U.S. equities was excessive. This ETF was just one of the ways that the Portfolio moved assets away from the U.S. market.

In May 2017, we added a position in IQ Chaikin U.S. Small Cap ETF alongside the Portfolio’s existing position in MainStay VP Epoch U.S. Small Cap Portfolio as we sought to diversify exposure across investment styles. Shortly thereafter, the Portfolio reduced its position in MainStay VP High Yield Corporate Bond Portfolio and initiated a position in IQ S&P High Yield Low Volatility Bond ETF as we sought what we believed to be a less risky way to participate in the speculative-grade bond market. This shift was part of a broader effort to increase quality within the fixed-income portion of the Portfolio.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio in the summer of 2016, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Fund.

The Portfolio materially increased its position in MainStay VP Emerging Markets Equity Portfolio. In our opinion, pricing was favorable across much of the emerging-markets complex and earnings were well-positioned for a global economy that appeared to be gathering traction. For similar reasons, the Portfolio increased its position in MainStay International Opportunities Fund.

The Portfolio also increased its position in MainStay VP Convertible Portfolio. We believed that economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment remained fragile and prone to being swayed by rapidly changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

During the reporting period, the Portfolio reduced its position in MainStay VP Absolute Return Multi-Strategy Portfolio. We had used that Underlying Portfolio/Fund as a shelter against potential volatility in the bond market. With bond yields a bit higher and volatility still muted, we saw less of a need for such a shelter than we had in 2016.

The Portfolio also reduced positions in MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio. In our opinion, credit spreads were quite tight and the use of leverage was rather elevated for a later phase of economic expansion. In this environment, we did not view risk as being adequately compensated, so we moved the Portfolio toward higher-quality options.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds that the Portfolio held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Portfolio holding that provided a negative return for 2017 was MainStay Cushing MLP Premier Fund. While MainStay VP Cushing Renaissance Portfolio had positive performance, it provided the next-lowest total return.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund that provided a negative total return was MainStay Cushing MLP Premier Fund. IQ Chaikin U.S. Small Cap ETF, however, had one of the smallest positive contributions to performance.

21

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

After several years of steady but modest growth, the U.S. economy appeared to be gathering steam in 2017. That, together with evidence that labor markets were quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and modest inflation expectations led to a material flattening of the yield curve,6 with short-term rates rising and yields further out the yield curve holding relatively steady or even falling modestly.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Convertible bonds, whose performance is linked to that of underlying equities, provided the strongest positive contributions during the reporting period. Credit also performed reasonably well, with spreads compressing on strong economic performance and modest default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP Bond Portfolio made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio, followed by MainStay VP Convertible Portfolio. Several Underlying Portfolios/Funds contributed very little, if anything, to the performance of the fixed-income portion of the Portfolio, including cash, MainStay VP Absolute Return Multi-Strategy Portfolio, and IQ S&P High Yield Low Volatility Bond ETF.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 65.1%
IQ 50 Percent Hedged FTSE Europe ETF (a)	957,716	$19,479,943
IQ 50 Percent Hedged FTSE International ETF (a)	2,335,204	50,557,167
IQ Chaikin U.S. Large Cap ETF	6,933	175,335
IQ Chaikin U.S. Small Cap ETF	217,808	6,109,514
IQ Global Resources ETF (a)(b)	546,431	15,614,266
MainStay Cushing MLP Premier Fund Class I	649,222	8,115,276
MainStay Epoch Capital Growth Fund Class I (a)	919,984	11,683,796
MainStay Epoch Global Choice Fund Class I (a)	1,471,526	31,843,832
MainStay Epoch International Choice Fund Class I (a)	1,201,356	43,320,906
MainStay Epoch U.S. All Cap Fund Class I (a)	1,780,765	50,680,564
MainStay Epoch U.S. Equity Yield Fund Class I	674,206	11,043,494
MainStay International Opportunities Fund Class I (a)	5,304,783	51,244,199
MainStay MAP Equity Fund Class I (a)	1,282,993	53,962,675
MainStay U.S. Equity Opportunities Fund Class I (a)	5,690,700	56,622,466
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	5,570,497	49,703,826
MainStay VP Cornerstone Growth Portfolio Initial Class	754,472	23,290,047
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	2,298,280	24,178,324
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	966,758	13,626,027
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	8,510,015	86,991,015
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,103,763	17,824,873
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	2,875,855	38,311,684
MainStay VP International Equity Portfolio Initial Class	384,971	6,723,362
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,194,031	52,474,546
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,447,803	53,698,295
MainStay VP S&P 500 Index Portfolio Initial Class	309,626	16,107,445
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,323,784	17,415,197
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,301,472	60,635,951

		871,434,025

	Shares	Value
Fixed Income Funds 31.7%
IQ Enhanced Core Bond U.S. ETF	41,479	$811,744
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,951,208	58,876,600
IQ S&P High Yield Low Volatility Bond ETF (a)	225,115	5,661,642
MainStay Short Duration High Yield Fund Class I	2,658,718	26,401,071
MainStay Total Return Bond Fund Class I	875,841	9,310,194
MainStay VP Bond Portfolio Initial Class (a)	12,687,191	181,496,612
MainStay VP Convertible Portfolio Initial Class (a)	1,771,088	23,532,658
MainStay VP Floating Rate Portfolio Initial Class (a)	5,081,181	46,159,218
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,095,946	21,055,947
MainStay VP Indexed Bond Portfolio Initial Class	529,120	5,312,699
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,190,494	10,168,428
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,503,522	35,228,749

		424,015,562

Total Affiliated Investment Companies (Cost $1,209,446,848)		1,295,449,587

	Principal Amount
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $42,238,433 (Collateralized by a United States Treasury Note with a rate of 1.750% and a maturity date of 3/31/22, with a Principal Amount of $43,670,000 and a Market Value of $43,085,040)	$42,235,899	42,235,899

Total Short-Term Investment (Cost $42,235,899)		42,235,899

Total Investments (Cost $1,251,682,747)	100.0%	1,337,685,486
Other Assets, Less Liabilities	0.0 ‡	627,884
Net Assets	100.0%	$1,338,313,370

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$871,434,025	$—	$—	$871,434,025
Fixed Income Funds	424,015,562	—	—	424,015,562
Short-Term Investment
Repurchase Agreement	—	42,235,899	—	42,235,899

Total Investments in Securities	$1,295,449,587	$42,235,899	$—	$1,337,685,486

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $1,209,446,848)	$1,295,449,587
Repurchase agreements, at value (identified cost $42,235,899)	42,235,899
Due from custodian	38,959
Receivables:
Fund shares sold	987,242
Dividends and interest	586,023

Total assets	1,339,297,710

Liabilities
Payables:
Fund shares redeemed	496,237
NYLIFE Distributors (See Note 3)	272,214
Investment securities purchased	128,802
Shareholder communication	55,958
Professional fees	28,220
Trustees	1,622
Custodian	43

Accrued expenses	1,244

Total liabilities	984,340

Net assets	$1,338,313,370

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$113,437
Additional paid-in capital	1,233,100,389

1,233,213,826
Undistributed net investment income	26,247,281
Accumulated net realized gain (loss) on investments	(7,150,476)
Net unrealized appreciation (depreciation) on investments	86,002,739

Net assets	$1,338,313,370

Initial Class
Net assets applicable to outstanding shares	$49,418,844

Shares of beneficial interest outstanding	4,154,782

Net asset value per share outstanding	$11.89

Service Class
Net assets applicable to outstanding shares	$1,288,894,526

Shares of beneficial interest outstanding	109,282,105

Net asset value per share outstanding	$11.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$22,958,233
Interest	53,085

Total income	23,011,318

Expenses
Distribution/Service—Service Class (See Note 3)	3,081,064
Professional fees	94,474
Shareholder communication	80,393
Trustees	30,970
Custodian	9,071
Miscellaneous	37,322

Total expenses	3,333,294

Net investment income (loss)	19,678,024

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	12,643,504
Realized capital gain distributions from affiliated investment companies	33,271,180

Net realized gain (loss) on investments and investments from affiliated investment companies	45,914,684

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	109,505,771

Net realized and unrealized gain (loss) on investments	155,420,455

Net increase (decrease) in net assets resulting from operations	$175,098,479

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,678,024	$18,116,502
Net realized gain (loss) on investments and investments from affiliated investment companies	45,914,684	4,032,991
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	109,505,771	49,485,941

Net increase (decrease) in net assets resulting from operations	175,098,479	71,635,434

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(797,531)	(933,806)
Service Class	(18,224,312)	(22,878,180)

	(19,021,843)	(23,811,986)

From net realized gain on investments:
Initial Class	(205,536)	(1,758,070)
Service Class	(5,434,437)	(48,542,714)

	(5,639,973)	(50,300,784)

Total dividends and distributions to shareholders	(24,661,816)	(74,112,770)

Capital share transactions:
Net proceeds from sale of shares	121,392,361	111,329,810
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	24,661,816	74,112,770
Cost of shares redeemed	(173,263,050)	(147,049,787)

Increase (decrease) in net assets derived from capital share transactions	(27,208,873)	38,392,793

Net increase (decrease) in net assets	123,227,790	35,915,457

Net Assets
Beginning of year	1,215,085,580	1,179,170,123

End of year	$1,338,313,370	$1,215,085,580

Undistributed net investment income at end of year	$26,247,281	$19,021,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.57	$10.59	$12.03	$12.61	$11.16

Net investment income (loss) (a)	0.20	0.19	0.20	0.23	0.20
Net realized and unrealized gain (loss) on investments	1.36	0.48	(0.39)	0.33	1.90

Total from investment operations	1.56	0.67	(0.19)	0.56	2.10

Less dividends and distributions:
From net investment income	(0.19)	(0.24)	(0.30)	(0.29)	(0.25)
From net realized gain on investments	(0.05)	(0.45)	(0.95)	(0.85)	(0.40)

Total dividends and distributions	(0.24)	(0.69)	(1.25)	(1.14)	(0.65)

Net asset value at end of year	$11.89	$10.57	$10.59	$12.03	$12.61

Total investment return (b)	14.97%	6.41%	(1.61%)	4.62%	19.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.76%	1.69%	1.80%	1.66%
Net expenses (c)	0.02%	0.03%	0.02%	0.03%	0.03%
Portfolio turnover rate	33%	40%	36%	46%	54%
Net assets at end of year (in 000’s)	$49,419	$43,873	$41,551	$41,706	$37,869

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.48	$10.51	$11.95	$12.53	$11.11

Net investment income (loss) (a)	0.17	0.16	0.17	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.36	0.47	(0.39)	0.34	1.87

Total from investment operations	1.53	0.63	(0.22)	0.53	2.04

Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.27)	(0.26)	(0.22)
From net realized gain on investments	(0.05)	(0.45)	(0.95)	(0.85)	(0.40)

Total dividends and distributions	(0.22)	(0.66)	(1.22)	(1.11)	(0.62)

Net asset value at end of year	$11.79	$10.48	$10.51	$11.95	$12.53

Total investment return (b)	14.68%	6.14%	(1.86%)	4.35%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.52%	1.44%	1.51%	1.43%
Net expenses (c)	0.27%	0.28%	0.27%	0.28%	0.28%
Portfolio turnover rate	33%	40%	36%	46%	54%
Net assets at end of year (in 000’s)	$1,288,895	$1,171,213	$1,137,619	$1,154,403	$1,071,424

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	18.62%	10.41%	6.30%	1.11%
Service Class Shares	2/13/2006	18.32	10.14	6.04	1.36

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	21.83%	15.79%	8.50%
MSCI EAFE® Index[4]	25.03	7.90	1.94
Bloomberg Barclays U.S. Aggregate Bond Index[5]	3.54	2.10	4.01
Moderate Growth Allocation Composite Index[6]	18.60	11.55	6.69
Morningstar Allocation—70% to 85% Equity Category Average[7]	15.80	9.22	5.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market Index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,096.60	$0.11	$1,025.10	$0.10	0.02%

Service Class Shares	$1,000.00	$1,095.20	$1.43	$1,023.80	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Moderate Growth Allocation Portfolio returned 18.62% for Initial Class shares and 18.32% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and the 25.03% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 and Initial Class shares outperformed—and Service Class shares underperformed—the 18.60% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 15.80% return of the Morningstar Allocation—70% to 85% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because investment-grade bonds in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

From an asset allocation perspective, the Portfolio’s allocations to emerging-market equities and convertible bonds helped strengthen the Portfolio’s performance relative to the Moderate

Growth Allocation Composite Index, while the Portfolio’s bias toward small-cap stocks detracted from the Portfolio’s relative performance. Despite a rise in the price of oil during the reporting period, investments in Underlying Portfolios/Funds that held energy-related assets also weighed on the Portfolio’s results. These divergent effects largely canceled each other out, leaving the net contribution from asset class policy very modestly positive. (Contributions take weightings and total returns into account.)

Performance of the Underlying Portfolios/Funds relative to their respective benchmarks likewise had a smaller-than-usual net influence on the Portfolio’s active return. Strong performance from a handful of Underlying Portfolios/Funds including MainStay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund and MainStay VP Large Cap Growth Portfolio was sufficient to more than offset soft results from a few other Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Risk exposure did not stray particularly far from that of the Moderate Growth Allocation Composite Index during the reporting period. While underlying economic fundamentals argued for an aggressive posture, we believed that valuations were a little rich and we worried that profit margins could soon come under pressure from rising labor expenses and higher debt-service costs. For these reasons, equity sensitivity was held close to that of the Moderate Growth Allocation Composite Index for most of the reporting period.

There were also some allocation adjustments within asset classes. One of the more prominent changes was a retreat from lower-quality credit instruments. Spreads5 on these bonds and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 29 for more information on this index.
3.	See footnote on page 29 for more information on the Morningstar Allocation—70% to 85% Equity Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

32	MainStay VP Moderate Growth Allocation Portfolio

notes in relation to comparable U.S. Treasury securities were quite tight. Given significant use of leverage by nonfinancial corporations, relaxed underwriting standards and tightening monetary conditions, we believed that risks were somewhat elevated despite low default rates. In our opinion, available levels of incremental yield from speculative-grade debt weren’t especially attractive. As a result, we reduced the Portfolio’s holdings of high-yield bonds and floating-rate notes.

At so late a stage in the economic expansion, we believed that U.S. equities also appeared to be rather expensive. As economic reacceleration broadened around the globe and political instability faded in Europe in the spring of 2017, we began to shift equity exposure out of the United States into international markets. As the year wore on, the Portfolio’s preference for non-U.S. stocks increased.

Through most of 2017, we maintained a preference for small-cap stocks, believing that they were likely to benefit disproportionately from corporate tax reform, deregulation, trade negotiations and strong domestic consumption. Although that posture was not rewarded in 2017, it remained firmly in place at the end of the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio established a number of new positions during the reporting period, one of the largest of which was in the recently launched IQ 50 Percent Hedged FTSE Europe ETF on the belief that the valuation discount relative to U.S. equities was excessive. This ETF was just one of the ways that the Portfolio moved assets away from the U.S. market.

In May 2017, we added a position in IQ Chaikin U.S. Small Cap ETF alongside the Portfolio’s existing position in MainStay VP Epoch U.S. Small Cap Portfolio as we sought to diversify exposure across investment styles. Shortly thereafter, the Portfolio reduced its position in MainStay VP High Yield Corporate Bond Portfolio and initiated a position in IQ S&P High Yield Low Volatility Bond ETF as we sought what we believed to be a less risky way to participate in the speculative-grade bond market. This shift was part of a broader effort to increase quality within the fixed-income portion of the Portfolio.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio in the summer of 2016, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Fund.

The Portfolio materially increased its position in MainStay VP Emerging Markets Equity Portfolio. In our opinion, pricing was favorable across much of the emerging-markets complex and earnings were well-positioned for a global economy that appeared to be gathering traction. For similar reasons, the Portfolio increased its position in MainStay International Opportunities Fund.

The Portfolio also increased its position in MainStay VP Convertible Portfolio. We believed that economic conditions were favorable for corporate profit growth and corresponding stock price gains, but investor sentiment remained fragile and prone to being swayed by rapidly changing political developments. Exposure to convertible bonds would allow the Portfolio to participate in the equity rally that we anticipated while providing a measure of protection on the downside should our expectations fail to be met.

During the reporting period, the Portfolio reduced its position in MainStay VP Absolute Return Multi-Strategy Portfolio. We had used that Underlying Portfolio/Fund as a shelter against potential volatiltiy in the bond market. With bond yields a bit higher and volatility still muted, we saw less of a need for such a shelter than we had in 2016.

The Portfolio also reduced positions in MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Floating Rate Portfolio. In our opinion, credit spreads were quite tight and the use of leverage was rather elevated for a later phase of economic expansion. In this environment, we did not view risk as being adequately compensated, so we moved the Portfolio toward higher-quality options.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds that the Portfolio held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Portfolio holding that provided a negative return for 2017 was MainStay Cushing MLP Premier Fund. While MainStay VP Cushing Renaissance Portfolio had positive performance, it provided the next-lowest total return.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund that provided a negative total return was MainStay Cushing MLP Premier Fund. IQ Chaikin U.S. Small Cap ETF, however, had one of the smallest positive contributions to performance.

33

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

After several years of steady but modest growth, the U.S. economy appeared to be gathering steam in 2017. That, together with evidence that labor markets were quite tight, contributed to the Federal Open Market Committee’s decision to raise the federal funds target range three times during the reporting period and to begin reducing the Federal Reserve’s balance sheet. The combination of tightening monetary policy and modest inflation expectations led to a material flattening of the yield curve,6 with short-term rates rising and yields further out the yield curve holding relatively steady or even falling modestly.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Convertible bonds, whose performance is linked to that of underlying equities, provided the strongest positive contributions during the reporting period. Credit also performed reasonably well, with spreads compressing on strong economic performance and modest default rates. Faring less well were high-quality bonds and short-duration securities.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP Convertible Portfolio made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio, followed by MainStay VP Floating Rate Portfolio. Several Underlying Portfolios/Funds contributed very little, if anything, to the performance of the fixed-income portion of the Portfolio, including cash, MainStay VP Absolute Return Multi-Strategy Portfolio, and IQ S&P High Yield Low Volatility Bond ETF.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Affiliated Investment Companies 96.9%†
Equity Funds 83.0%
IQ 50 Percent Hedged FTSE Europe ETF (a)	1,651,320	$33,587,848
IQ 50 Percent Hedged FTSE International ETF (a)	4,095,040	88,657,616
IQ Chaikin U.S. Large Cap ETF (a)	479,706	12,131,765
IQ Chaikin U.S. Small Cap ETF (a)	1,051,103	29,483,439
IQ Global Resources ETF (a)(b)	1,298,258	37,097,722
MainStay Cushing MLP Premier Fund Class I	1,152,865	14,410,818
MainStay Epoch Capital Growth Fund Class I (a)	1,575,110	20,003,892
MainStay Epoch Global Choice Fund Class I (a)	2,503,977	54,186,066
MainStay Epoch International Choice Fund Class I (a)	3,092,879	111,529,234
MainStay Epoch U.S. All Cap Fund Class I (a)	3,814,169	108,551,246
MainStay Epoch U.S. Equity Yield Fund Class I	1,118,025	18,313,257
MainStay International Opportunities Fund Class I (a)	13,462,050	130,043,403
MainStay MAP Equity Fund Class I (a)	2,738,882	115,197,368
MainStay U.S. Equity Opportunities Fund Class I (a)	12,831,950	127,677,901
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	4,651,157	41,500,840
MainStay VP Cornerstone Growth Portfolio Initial Class (a)	1,693,148	52,266,356
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	6,060,639	63,759,017
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,638,998	65,384,631
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	17,186,891	175,687,717
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	2,340,523	37,797,542
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	8,231,515	109,658,944
MainStay VP International Equity Portfolio Initial Class (a)	1,679,462	29,331,094
MainStay VP Large Cap Growth Portfolio Initial Class (a)	4,431,403	105,985,694
MainStay VP Mid Cap Core Portfolio Initial Class (a)	8,773,373	136,642,140
MainStay VP S&P 500 Index Portfolio Initial Class	352,096	18,316,821
MainStay VP Small Cap Core Portfolio Initial Class (a)	5,982,137	78,698,737
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	9,787,775	137,973,940

		1,953,875,048

	Shares	Value
Fixed Income Funds 13.9%
IQ Enhanced Core Plus Bond U.S. ETF	880,668	$17,569,326
IQ S&P High Yield Low Volatility Bond ETF (a)	598,239	15,045,711
MainStay Short Duration High Yield Fund Class I (a)	4,654,323	46,217,424
MainStay Total Return Bond Fund Class I	328,132	3,488,039
MainStay VP Bond Portfolio Initial Class	1,234,670	17,662,570
MainStay VP Convertible Portfolio Initial Class (a)	3,080,425	40,929,974
MainStay VP Floating Rate Portfolio Initial Class (a)	8,643,078	78,516,741
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,833,865	28,469,104
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,236,173	19,099,941
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	6,082,877	61,164,771

		328,163,601

Total Affiliated Investment Companies (Cost $2,087,746,208)		2,282,038,649

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $70,722,537 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 3/31/22, with a Principal Amount of $73,115,000 and a Market Value of $72,135,625)	$70,718,294	70,718,294

Total Short-Term Investment (Cost $70,718,294)		70,718,294

Total Investments (Cost $2,158,464,502)	99.9%	2,352,756,943
Other Assets, Less Liabilities	0.1	1,283,361
Net Assets	100.0%	$2,354,040,304

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded	Fund

FTSE—Financial	Times Stock Exchange

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,953,875,048	$—	$—	$1,953,875,048
Fixed Income Funds	328,163,601	—	—	328,163,601
Short-Term Investment
Repurchase Agreement	—	70,718,294	—	70,718,294

Total Investments in Securities	$2,282,038,649	$70,718,294	$—	$2,352,756,943

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $2,087,746,208)	$2,282,038,649
Repurchase agreements, at value (identified cost $70,718,294)	70,718,294
Receivables:
Investment securities sold	1,446,200
Fund shares sold	944,675
Dividends and interest	833,058

Total assets	2,355,980,876

Liabilities
Payables:
Fund shares redeemed	1,330,499
NYLIFE Distributors (See Note 3)	478,147
Shareholder communication	97,919
Professional fees	28,875
Directors	2,856

Custodian	128

Accrued expenses	2,148

Total liabilities	1,940,572

Net assets	$2,354,040,304

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$188,383
Additional paid-in capital	2,090,176,358

2,090,364,741
Undistributed net investment income	38,232,393
Accumulated net realized gain (loss) on investments	31,150,729
Net unrealized appreciation (depreciation) on investments	194,292,441

Net assets	$2,354,040,304

Initial Class
Net assets applicable to outstanding shares	$90,088,670

Shares of beneficial interest outstanding	7,142,078

Net asset value per share outstanding	$12.61

Service Class
Net assets applicable to outstanding shares	$2,263,951,634

Shares of beneficial interest outstanding	181,241,209

Net asset value per share outstanding	$12.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$31,730,340
Interest	97,334

Total income	31,827,674

Expenses
Distribution/Service—Service Class (See Note 3)	5,329,097
Shareholder communication	141,663
Professional fees	137,207
Directors	53,250
Custodian	10,617
Miscellaneous	61,749

Total expenses	5,733,583

Net investment income (loss)	26,094,091

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	35,815,170
Realized capital gain distributions from affiliated investment companies	73,223,108

Net realized gain (loss) on investments and investments from affiliated investment companies	109,038,278

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	237,266,835

Net realized and unrealized gain (loss) on investments	346,305,113

Net increase (decrease) in net assets resulting from operations	$372,399,204

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,094,091	$26,143,853
Net realized gain (loss) on investments and investments from affiliated investment companies	109,038,278	46,192,018
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	237,266,835	71,260,840

Net increase (decrease) in net assets resulting from operations	372,399,204	143,596,711

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,232,695)	(1,500,343)
Service Class	(26,622,582)	(35,381,464)

	(27,855,277)	(36,881,807)

From net realized gain on investments:
Initial Class	(1,653,689)	(4,237,806)
Service Class	(42,080,264)	(113,382,136)

	(43,733,953)	(117,619,942)

Total dividends and distributions to shareholders	(71,589,230)	(154,501,749)

Capital share transactions:
Net proceeds from sale of shares	167,652,022	195,489,575
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	71,589,230	154,501,749
Cost of shares redeemed	(252,734,374)	(210,331,533)

Increase (decrease) in net assets derived from capital share transactions	(13,493,122)	139,659,791

Net increase (decrease) in net assets	287,316,852	128,754,753

Net Assets
Beginning of year	2,066,723,452	1,937,968,699

End of year	$2,354,040,304	$2,066,723,452

Undistributed net investment income at end of year	$38,232,393	$27,855,153

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$11.00	$11.08	$12.78	$13.36	$11.07

Net investment income (loss) (a)	0.17	0.18	0.17	0.20	0.17
Net realized and unrealized gain (loss) on investments	1.86	0.64	(0.49)	0.39	2.66

Total from investment operations	2.03	0.82	(0.32)	0.59	2.83

Less dividends and distributions:
From net investment income	(0.18)	(0.24)	(0.30)	(0.25)	(0.17)
From net realized gain on investments	(0.24)	(0.66)	(1.08)	(0.92)	(0.37)

Total dividends and distributions	(0.42)	(0.90)	(1.38)	(1.17)	(0.54)

Net asset value at end of year	$12.61	$11.00	$11.08	$12.78	$13.36

Total investment return (b)	18.62%	7.56%	(2.35%)	4.59%	25.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.60%	1.38%	1.51%	1.40%
Net expenses (c)	0.02%	0.03%	0.02%	0.03%	0.03%
Portfolio turnover rate	31%	33%	34%	44%	51%
Net assets at end of year (in 000’s)	$90,089	$76,025	$68,000	$66,849	$58,341

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.90	$10.99	$12.68	$13.28	$11.02

Net investment income (loss) (a)	0.14	0.14	0.14	0.17	0.15
Net realized and unrealized gain (loss) on investments	1.84	0.64	(0.47)	0.38	2.63

Total from investment operations	1.98	0.78	(0.33)	0.55	2.78

Less dividends and distributions:
From net investment income	(0.15)	(0.21)	(0.28)	(0.23)	(0.15)
From net realized gain on investments	(0.24)	(0.66)	(1.08)	(0.92)	(0.37)

Total dividends and distributions	(0.39)	(0.87)	(1.36)	(1.15)	(0.52)

Net asset value at end of year	$12.49	$10.90	$10.99	$12.68	$13.28

Total investment return (b)	18.32%	7.30%	(2.59%)	4.33%	25.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.32%	1.13%	1.28%	1.18%
Net expenses (c)	0.27%	0.28%	0.27%	0.28%	0.28%
Portfolio turnover rate	31%	33%	34%	44%	51%
Net assets at end of year (in 000’s)	$2,263,952	$1,990,699	$1,869,969	$1,855,721	$1,624,855

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	22.67%	11.90%	6.13%	1.18%
Service Class Shares	2/13/2006	22.36	11.62	5.87	1.43

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	21.83%	15.79%	8.50%
MSCI EAFE® Index[4]	25.03	7.90	1.94
Growth Allocation Composite Index[5]	22.66	13.90	7.07
Morningstar Allocation—85%+ Equity Category Average[6]	18.41	11.40	5.93

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

41

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,117.10	$0.11	$1,025.10	$0.10	0.02%

Service Class Shares	$1,000.00	$1,115.70	$1.44	$1,023.80	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

42	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

43

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Growth Allocation Portfolio returned 22.67% for Initial Class shares and 22.36% for Service Class shares. Over the same period, both share classes outperformed the 21.83% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but underperformed the 25.03% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, Initial Class shares outperformed—and Service Class shares under performed—the 22.66% return of the Growth Allocation Composite Index.2 This index is an additional benchmark of the Portfolio. Over the same period, both share classes outperformed the 18.41% return of the Morningstar Allocation—85%+ Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). Although the Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds, the Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Underlying Equity Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s outperformance of its primary benchmark during the reporting period because international stocks in the aggregate tended to outperform U.S. large-cap stocks during the reporting period. The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

From an asset allocation perspective, the Portfolio’s allocation to emerging-market equities helped strengthen the Portfolio’s performance relative to the Growth Allocation Composite Index, while the Portfolio’s bias toward small-cap stocks detracted from the Portfolio’s relative performance. Despite a rise in the price of oil during the reporting period, investments in

Underlying Portfolios/Funds that held energy-related assets also weighed on the Portfolio’s results. These divergent effects largely canceled each other out, leaving the net contribution from asset class policy modestly negative. (Contributions take weightings and total returns into account.)

Performance of the Underlying Portfolios/Funds relative to their respective benchmarks likewise had a smaller-than-usual net influence on the Portfolio’s active returns. Strong performance from a handful of Underlying Portfolios/Funds including MainStay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund and MainStay VP Large Cap Growth Portfolio was more than sufficient to offset soft results from a few other Underlying Portfolios/Funds, yielding a moderately positive net impact on the Portfolio’s performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

At so late a stage in the economic expansion, we believed that U.S. equities also appeared to be rather expensive. As economic reacceleration broadened around the globe and political instability faded in Europe in the spring of 2017, we began to shift equity exposure out of the United States into international markets. As the year wore on, the Portfolio’s preference for non-U.S. stocks increased.

Through most of 2017, we maintained a preference for small-cap stocks, believing that they were likely to benefit disproportionately from corporate tax reform, deregulation, trade negotiations and strong domestic consumption. Although that posture was not rewarded in 2017, it remained firmly in place at the end of the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio established a number of new positions during the reporting period, one of the largest of which was in the recently

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 41 for more information on this index.
3.	See footnote on page 41 for more information on the Morningstar Allocation—85%+ Equity Category Average.

44	MainStay VP Growth Allocation Portfolio

launched IQ 50 Percent Hedged FTSE Europe ETF on the belief that the valuation discount relative to U.S. equities was excessive. This ETF was just one of the ways that the Portfolio moved assets away from the U.S. market.

In May 2017, we added a position in IQ Chaikin U.S. Small Cap ETF alongside the Portfolio’s existing position in MainStay VP Epoch U.S. Small Cap Portfolio as we sought to diversify exposure across investment styles. In the same vein, IQ Chaikin U.S. Large Cap ETF was introduced to the Portfolio following the launch of that ETF in December 2017.

We initiated a position in MainStay VP Cornerstone Growth Portfolio, which the Portfolio had not owned for several years. A new management team assumed responsibility for MainStay VP Cornerstone Growth Portfolio in the summer of 2016, introducing a quantitative discipline with which we were very familiar and altogether comfortable. The investment was funded primarily by reducing the Portfolio’s position in MainStay VP Large Cap Growth Fund.

The Portfolio materially increased its position in MainStay VP Emerging Markets Equity Portfolio. In our opinion, pricing was favorable across much of the emerging-markets complex and earnings were well-positioned for a global economy that appeared to be gathering traction. For similar reasons, the Portfolio increased its position in MainStay International Opportunities Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds that the Portfolio held for the full reporting period, the highest returns came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Portfolio holding that provided a negative return for 2017 was MainStay Cushing MLP Premier Fund. While MainStay VP Cushing Renaissance Portfolio had positive performance, it provided the next-lowest total return.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant contributions to the Portfolio’s performance came from MainStay VP Emerging Markets Equity Portfolio and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund that provided a negative total return was MainStay Cushing MLP Premier Fund. IQ Chaikin U.S. Large Cap ETF, however, had one of the smallest positive contributions to performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

45

Portfolio of Investments December 31, 2017

	Shares	Value
Affiliated Investment Companies 99.2%†
Equity Funds 99.2%
IQ 50 Percent Hedged FTSE Europe ETF (a)	802,974	$16,332,491
IQ 50 Percent Hedged FTSE International ETF (a)	1,972,312	42,700,555
IQ Chaikin U.S. Large Cap ETF (a)	277,140	7,008,871
IQ Chaikin U.S. Small Cap ETF (a)	1,404,650	39,400,432
IQ Global Resources ETF (a)(b)	776,835	22,198,060
MainStay Cushing MLP Premier Fund Class I	528,119	6,601,485
MainStay Epoch Capital Growth Fund Class I (a)	774,471	9,835,780
MainStay Epoch Global Choice Fund Class I (a)	1,090,300	23,594,092
MainStay Epoch International Choice Fund Class I (a)	1,878,757	67,747,979
MainStay Epoch U.S. All Cap Fund Class I (a)	2,411,028	68,617,846
MainStay Epoch U.S. Equity Yield Fund Class I	316,514	5,184,504
MainStay International Opportunities Fund Class I (a)	8,080,416	78,056,823
MainStay MAP Equity Fund Class I (a)	1,744,929	73,391,707
MainStay U.S. Equity Opportunities Fund Class I (a)	7,530,372	74,927,197
MainStay VP Cornerstone Growth Portfolio Initial Class (a)	1,479,659	45,676,096
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	5,160,966	54,294,295
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,682,952	37,815,028
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	10,121,535	103,464,286
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,775,432	28,671,781
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	3,488,109	46,468,046
MainStay VP International Equity Portfolio Initial Class (a)	1,017,840	17,776,150
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,651,098	63,406,213
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,246,047	66,130,665
MainStay VP S&P 500 Index Portfolio Initial Class	302,353	15,729,086
MainStay VP Small Cap Core Portfolio Initial Class (a)	3,396,195	44,679,063

	Shares	Value
Equity Funds (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,821,832	$82,067,792

		1,141,776,323

Total Affiliated Investment Companies (Cost $1,023,984,562)		1,141,776,323

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $8,301,903 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $8,425,000 and a Market Value of $8,468,726)	$8,301,405	8,301,405

Total Short-Term Investment (Cost $8,301,405)		8,301,405

Total Investments (Cost $1,032,285,967)	99.9%	1,150,077,728
Other Assets, Less Liabilities	0.1	705,832
Net Assets	100.0%	$1,150,783,560

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,141,776,323	$—	$—	$1,141,776,323
Short-Term Investment
Repurchase Agreement	—	8,301,405	—	8,301,405

Total Investments in Securities	$1,141,776,323	$8,301,405	$—	$1,150,077,728

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in affiliated investment companies, at value (identified cost $1,023,984,562)	$1,141,776,323
Repurchase agreements, at value (identified cost $8,301,405)	8,301,405
Receivables:
Investment securities sold	444,684
Fund shares sold	434,883
Dividends and interest	393,677

Total assets	1,151,350,972

Liabilities
Payables:
Fund shares redeemed	264,728
NYLIFE Distributors (See Note 3)	225,899
Shareholder communication	45,791
Professional fees	28,008
Trustees	1,386
Custodian	466
Accrued expenses	1,134

Total liabilities	567,412

Net assets	$1,150,783,560

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,750
Additional paid-in capital	1,015,698,094

1,015,789,844
Undistributed net investment income	14,909,525
Accumulated net realized gain (loss) on investments	2,292,430
Net unrealized appreciation (depreciation) on investments	117,791,761

Net assets	$1,150,783,560

Initial Class
Net assets applicable to outstanding shares	$76,503,594

Shares of beneficial interest outstanding	6,046,124

Net asset value per share outstanding	$12.65

Service Class
Net assets applicable to outstanding shares	$1,074,279,966

Shares of beneficial interest outstanding	85,703,922

Net asset value per share outstanding	$12.53

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,018,152
Interest	10,363

Total income	11,028,515

Expenses
Distribution/Service—Service Class (See Note 3)	2,389,878
Professional fees	82,746
Shareholder communication	68,566
Trustees	24,189
Custodian	8,046
Miscellaneous	30,013

Total expenses	2,603,438

Net investment income (loss)	8,425,077

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	8,516,597
Realized capital gain distributions from affiliated investment companies	40,311,460

Net realized gain (loss) on investments and investments from affiliated investment companies	48,828,057

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	149,139,171

Net realized and unrealized gain (loss) on investments	197,967,228

Net increase (decrease) in net assets resulting from operations	$206,392,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,425,077	$7,721,498
Net realized gain (loss) on investments and investments from affiliated investment companies	48,828,057	17,384,684
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	149,139,171	38,363,720

Net increase (decrease) in net assets resulting from operations	206,392,305	63,469,902

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(690,619)	(856,310)
Service Class	(7,963,115)	(10,408,544)

	(8,653,734)	(11,264,854)

From net realized gain on investments:
Initial Class	(1,244,999)	(3,389,322)
Service Class	(17,722,828)	(47,414,966)

	(18,967,827)	(50,804,288)

Total dividends and distributions to shareholders	(27,621,561)	(62,069,142)

Capital share transactions:
Net proceeds from sale of shares	169,019,765	181,085,639
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	27,621,561	62,069,142
Cost of shares redeemed	(114,478,873)	(90,975,849)

Increase (decrease) in net assets derived from capital share transactions	82,162,453	152,178,932

Net increase (decrease) in net assets	260,933,197	153,579,692

Net Assets
Beginning of year	889,850,363	736,270,671

End of year	$1,150,783,560	$889,850,363

Undistributed net investment income at end of year	$14,909,525	$8,653,682

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.60	$10.63	$12.12	$12.51	$10.11

Net investment income (loss)	0.12 (a)	0.12 (a)	0.10 (a)	0.18 (a)	0.10
Net realized and unrealized gain (loss) on investments	2.26	0.68	(0.49)	0.40	2.97

Total from investment operations	2.38	0.80	(0.39)	0.58	3.07

Less dividends and distributions:
From net investment income	(0.12)	(0.17)	(0.22)	(0.17)	(0.12)
From net realized gain on investments	(0.21)	(0.66)	(0.88)	(0.80)	(0.55)

Total dividends and distributions	(0.33)	(0.83)	(1.10)	(0.97)	(0.67)

Net asset value at end of year	$12.65	$10.60	$10.63	$12.12	$12.51

Total investment return (b)	22.67%	7.59%	(3.13%)	4.88%	30.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.19%	0.85%	1.43%	0.98%
Net expenses (c)	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	26%	21%	29%	27%	41%
Net assets at end of year (in 000’s)	$76,504	$60,070	$51,447	$48,088	$43,169

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.51	$10.55	$12.05	$12.45	$10.08

Net investment income (loss)	0.09 (a)	0.10 (a)	0.08 (a)	0.13 (a)	0.06
Net realized and unrealized gain (loss) on investments	2.24	0.66	(0.50)	0.42	2.95

Total from investment operations	2.33	0.76	(0.42)	0.55	3.01

Less dividends and distributions:
From net investment income	(0.10)	(0.14)	(0.20)	(0.15)	(0.09)
From net realized gain on investments	(0.21)	(0.66)	(0.88)	(0.80)	(0.55)

Total dividends and distributions	(0.31)	(0.80)	(1.08)	(0.95)	(0.64)

Net asset value at end of year	$12.53	$10.51	$10.55	$12.05	$12.45

Total investment return (b)	22.36%	7.32%	(3.37%)	4.62%	30.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%	0.95%	0.65%	1.03%	0.76%
Net expenses (c)	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	26%	21%	29%	27%	41%
Net assets at end of year (in 000’s)	$1,074,280	$829,780	$684,824	$550,573	$351,563

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

The Allocation Portfolios each currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each of the Allocation Portfolios is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds,” meaning that each seeks to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life

Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”). Additional information on the affiliated mutual funds and ETFs is available on the Fund’s website, mainstayinvestments.com.

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for each valuation of the Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are

52	MainStay VP Allocation Portfolios

determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Allocation Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations. Additionally, the Allocation Portfolios may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have

53

Notes to Financial Statements (continued)

varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and

is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and the operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2017, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

54	MainStay VP Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$—	$12,877	$(639)	$38	$979	$13,255	$253		$—	652
IQ 50 Percent Hedged FTSE International ETF	15,656	25,371	(11,204)	1,673	1,616	33,112	685		—	1,529
IQ Chaikin U.S. Large Cap ETF	—	40	—	—	1	41	—	(a)	—	2
IQ Chaikin U.S. Small Cap ETF	—	3,947	—	—	127	4,074	7		—	145
IQ Enhanced Core Plus Bond U.S. ETF	38,170	3,770	(1,397)	(1)	496	41,038	1,229		—	2,057
IQ Global Resources ETF	4,465	1,686	(196)	27	736	6,718	—		—	235
IQ S&P High Yield Low Volatility Bond ETF	—	11,400	(130)	— (a)	(122)	11,148	226		—	443
MainStay Cushing MLP Premier Fund Class I	6,535	72	(826)	(247)	(242)	5,292	—		—	423
MainStay Emerging Markets Equity Fund Class I	1,946	64	(2,628)	426	192	—	—		—	—
MainStay Epoch Capital Growth Fund Class I	6,769	361	(477)	66	1,457	8,176	53		226	644
MainStay Epoch Global Choice Fund Class I	19,253	785	(3,775)	23	4,265	20,551	128		620	950
MainStay Epoch International Choice Fund Class I (b)	6,255	10,141	(3,302)	78	1,216	14,388	191		—	399
MainStay Epoch U.S. All Cap Fund Class I	28,047	1,616	(19,393)	585	2,278	13,133	21		1,589	461
MainStay Epoch U.S. Equity Yield Fund Class I	2,699	2,956	(2,432)	280	(255)	3,248	69		112	198
MainStay High Yield Corporate Bond Fund Class I	—	4,745	(5,121)	376	—	—	27		—	—
MainStay High Yield Municipal Bond Fund Class I	14,192	178	(14,843)	556	(83)	—	171		—	—
MainStay High Yield Opportunities Fund Class I	5,153	36	(4,850)	67	(406)	—	36		—	—
MainStay ICAP Equity Fund Class I (d)	9,001	472	(9,897)	586	(162)	—	22		450	—
MainStay International Opportunities Fund Class I	5,317	15,729	(4,603)	359	1,017	17,819	309		—	1,845
MainStay MAP Equity Fund Class I	28,018	1,578	(18,888)	(576)	3,762	13,894	98		1,360	330
MainStay Short Duration High Yield Fund Class I	19,015	4,023	(5,325)	(36)	90	17,767	842		—	1,789
MainStay Total Return Bond Fund Class I	26,264	20,099	(44,545)	(448)	809	2,179	311		—	205
MainStay U.S. Equity Opportunities Fund Class I	28,086	2,960	(17,192)	2,667	(508)	16,013	501		1,883	1,609
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	75,164	997	(24,498)	341	(1,274)	50,730	539		—	5,686
MainStay VP Bond Portfolio Initial Class	196,531	13,468	(97,386)	872	704	114,189	3,021		1,090	7,982
MainStay VP Convertible Portfolio Initial Class	4,347	13,752	(3,418)	157	844	15,682	291		261	1,180
MainStay VP Cornerstone Growth Portfolio Initial Class	—	7,990	(713)	99	1,635	9,011	22		60	292
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	6,944	12,539	(4,815)	834	283	15,785	—		—	1,501
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	12,361	777	(2,600)	(158)	2,149	12,529	—		589	889
MainStay VP Emerging Markets Equity Portfolio Initial Class	23,755	26,335	(14,248)	2,227	9,745	47,814	451		—	4,677
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (e)	—	9,213	(734)	48	1,108	9,635	123		—	597
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	22,293	2,108	(8,156)	906	116	17,267	80		1,553	1,296
MainStay VP Floating Rate Portfolio Initial Class	62,975	7,926	(20,256)	(449)	263	50,459	2,657		—	5,554
MainStay VP High Yield Corporate Bond Portfolio Initial Class	42,115	1,612	(21,414)	1,634	(923)	23,024	1,544		—	2,292
MainStay VP Indexed Bond Portfolio Initial Class	—	139,505	(5,226)	55	(17)	134,317	1,315		18	13,377
MainStay VP Large Cap Growth Portfolio Initial Class	39,060	806	(32,290)	(59)	6,961	14,478	—		632	605
MainStay VP Mid Cap Core Portfolio Initial Class	26,697	601	(9,074)	(1,396)	4,868	21,696	221		250	1,393
MainStay VP PIMCO Real Return Portfolio Initial Class	6,036	1,745	(194)	(8)	111	7,690	130		—	900
MainStay VP S&P 500 Index Portfolio Initial Class	6,653	10,330	(5,072)	342	1,100	13,353	85		89	257
MainStay VP Small Cap Core Portfolio Initial Class	16,181	789	(3,545)	570	1,119	15,114	—		236	1,149
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	26,430	1,973	(12,523)	236	1,822	17,938	410		902	1,273
MainStay VP Unconstrained Bond Portfolio Initial Class	22,532	3,005	(2,235)	(70)	435	23,667	718		—	2,354

	$854,915	$380,377	$(440,060)	$12,680	$48,312	$856,224	$16,786		$11,920

55

Notes to Financial Statements (continued)

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$—	$18,431	$(285)	$24	$1,311	$19,481	$357		$—	958
IQ 50 Percent Hedged FTSE International ETF	19,387	40,612	(13,923)	2,139	2,342	50,557	1,000		—	2,335
IQ Chaikin U.S. Large Cap ETF	—	172	—	—	3	175	—	(a)	—	7
IQ Chaikin U.S. Small Cap ETF	—	5,966	—	—	143	6,109	10		—	218
IQ Enhanced Core Bond U.S. ETF	—	815	—	—	(3)	812	2		—	41
IQ Enhanced Core Plus Bond U.S. ETF	52,753	6,567	(1,143)	(2)	702	58,877	1,748		—	2,951
IQ Global Resources ETF	9,730	4,485	(345)	43	1,701	15,614	—		—	546
IQ S&P High Yield Low Volatility Bond ETF	—	7,341	(1,607)	(6)	(67)	5,661	125		—	225
MainStay Cushing MLP Premier Fund Class I	9,147	191	(517)	(118)	(587)	8,116	—		—	649
MainStay Emerging Markets Equity Fund Class I	4,167	92	(5,573)	730	584	—	—		—	—
MainStay Epoch Capital Growth Fund Class I	9,191	615	(213)	25	2,066	11,684	75		322	920
MainStay Epoch Global Choice Fund Class I	26,033	1,286	(1,540)	291	5,774	31,844	197		961	1,472
MainStay Epoch International Choice Fund Class I (b)	31,503	8,910	(4,427)	(282)	7,617	43,321	572		—	1,201
MainStay Epoch U.S. All Cap Fund Class I	67,115	6,461	(29,562)	2,758	3,909	50,681	79		6,012	1,781
MainStay Epoch U.S. Equity Yield Fund Class I	6,473	12,146	(7,628)	(400)	453	11,044	247		414	674
MainStay High Yield Corporate Bond Fund Class I	—	3,871	(4,187)	316	—	—	22		—	—
MainStay High Yield Municipal Bond Fund Class I	12,911	148	(13,491)	508	(76)	—	156		—	—
MainStay High Yield Opportunities Fund Class I (c)	4,170	30	(3,914)	53	(339)	—	29		—	—
MainStay ICAP Equity Fund Class I (d)	29,729	2,060	(32,615)	(2,913)	3,739	—	93		1,919	—
MainStay International Opportunities Fund Class I	28,529	23,872	(7,614)	125	6,333	51,245	887		—	5,305
MainStay MAP Equity Fund Class I	68,008	6,335	(28,216)	3,117	4,718	53,962	377		5,197	1,283
MainStay Short Duration High Yield Fund Class I	27,571	5,005	(6,248)	(97)	170	26,401	1,222		—	2,659
MainStay Total Return Bond Fund Class I	33,192	18,316	(42,970)	(195)	968	9,311	702		—	876
MainStay U.S. Equity Opportunities Fund Class I	67,557	10,459	(26,624)	5,134	96	56,622	1,718		6,462	5,691
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	69,276	1,301	(19,997)	272	(1,148)	49,704	531		—	5,570
MainStay VP Bond Portfolio Initial Class	138,895	68,199	(25,157)	(245)	(194)	181,498	4,046		1,460	12,687
MainStay VP Convertible Portfolio Initial Class	6,000	19,485	(3,394)	174	1,267	23,532	424		388	1,771
MainStay VP Cornerstone Growth Portfolio Initial Class	—	20,627	(683)	120	3,226	23,290	51		137	754
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	10,014	16,128	(3,453)	485	1,004	24,178	—		—	2,298
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	11,123	953	(369)	(20)	1,940	13,627	—		605	967
MainStay VP Emerging Markets Equity Portfolio Initial Class	40,231	37,162	(10,803)	(111)	20,512	86,991	825		—	8,510
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (e)	—	15,974	(112)	7	1,956	17,825	222		—	1,104
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	38,762	4,915	(7,394)	(345)	2,374	38,312	183		3,535	2,876
MainStay VP Floating Rate Portfolio Initial Class	55,611	16,543	(25,792)	(461)	259	46,160	2,604		—	5,081

56	MainStay VP Allocation Portfolios

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP High Yield Corporate Bond Portfolio Initial Class	$37,106	$1,270	$(17,907)	$1,792	$(1,205)	$21,056	$1,236	$—	2,096
MainStay VP Indexed Bond Portfolio Initial Class	—	5,377	(6)	— (a)	(59)	5,312	52	1	529
MainStay VP International Equity Portfolio Initial Class	9,668	40	(5,035)	217	1,833	6,723	35	—	385
MainStay VP Large Cap Growth Portfolio Initial Class	88,211	2,653	(56,358)	(26)	17,993	52,473	—	2,036	2,194
MainStay VP Mid Cap Core Portfolio Initial Class	52,309	1,249	(7,866)	(1,652)	9,659	53,699	542	614	3,448
MainStay VP PIMCO Real Return Portfolio Initial Class	7,989	2,040	(2)	— (a)	141	10,168	171	—	1,190
MainStay VP S&P 500 Index Portfolio Initial Class	8,025	12,727	(6,239)	326	1,268	16,107	72	75	310
MainStay VP Small Cap Core Portfolio Initial Class	14,870	1,153	(429)	67	1,754	17,415	—	259	1,324
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	66,502	5,811	(17,340)	815	4,847	60,635	1,303	2,874	4,301
MainStay VP Unconstrained Bond Portfolio Initial Class	31,837	3,356	(466)	(21)	522	35,228	1,043	—	3,504

	$1,193,595	$421,149	$(441,444)	$12,644	$109,506	$1,295,450	$22,958	$33,271

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$—	$31,741	$(286)	$23	$2,111	$33,589	$569	$—	1,651
IQ 50 Percent Hedged FTSE International ETF	26,839	78,108	(23,438)	3,595	3,553	88,657	1,680	—	4,095
IQ Chaikin U.S. Large Cap ETF	—	11,935	—	—	197	12,132	1	—	480
IQ Chaikin U.S. Small Cap ETF	—	27,588	(50)	3	1,941	29,482	70	—	1,051
IQ Enhanced Core Plus Bond U.S. ETF	21,329	14,861	(18,637)	(590)	605	17,568	250	—	881
IQ Global Resources ETF	21,992	11,927	(856)	103	3,933	37,099	—	—	1,298
IQ S&P High Yield Low Volatility Bond ETF	—	15,260	(53)	(1)	(161)	15,045	259	—	598
MainStay Cushing MLP Premier Fund Class I	14,369	1,732	(585)	(113)	(991)	14,412	—	—	1,153
MainStay Emerging Markets Equity Fund Class I	9,447	131	(12,546)	1,440	1,528	—	—	—	—
MainStay Epoch Capital Growth Fund Class I	15,228	1,309	(24)	1	3,490	20,004	127	543	1,575
MainStay Epoch Global Choice Fund Class I	43,253	2,410	(1,592)	432	9,682	54,185	335	1,636	2,504
MainStay Epoch International Choice Fund Class I (b)	91,660	7,816	(9,160)	(842)	22,055	111,529	1,469	—	3,093
MainStay Epoch U.S. All Cap Fund Class I	135,388	13,179	(53,251)	7,070	6,166	108,552	171	13,008	3,814
MainStay Epoch U.S. Equity Yield Fund Class I	14,089	23,942	(19,518)	(26)	(173)	18,314	444	707	1,118
MainStay High Yield Corporate Bond Fund Class I	—	6,997	(7,559)	562	—	—	40	—	—
MainStay High Yield Municipal Bond Fund Class I	3,437	33	(3,563)	113	(20)	—	35	—	—
MainStay High Yield Opportunities Fund Class I (c)	7,750	53	(7,300)	117	(620)	—	53	—	—
MainStay ICAP Equity Fund Class I (d)	52,857	3,935	(58,849)	(5,088)	7,145	—	203	3,731	—

57

Notes to Financial Statements (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay International Opportunities Fund Class I	$83,188	$46,348	$(17,445)	$(1,298)	$19,250	$130,043	$2,251	$—	13,462
MainStay MAP Equity Fund Class I	138,408	12,789	(51,779)	9,471	6,308	115,197	813	11,205	2,739
MainStay Short Duration High Yield Fund Class I	47,035	7,920	(8,823)	(68)	153	46,217	2,051	—	4,654
MainStay Total Return Bond Fund Class I	21,408	9,792	(27,819)	(265)	372	3,488	95	—	328
MainStay U.S. Equity Opportunities Fund Class I	137,860	19,797	(40,200)	8,271	1,950	127,678	3,929	14,776	12,832
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	49,821	2,224	(9,882)	126	(789)	41,500	445	—	4,651
MainStay VP Bond Portfolio Initial Class	—	17,851	—	—	(188)	17,663	204	74	1,235
MainStay VP Convertible Portfolio Initial Class	10,135	33,865	(5,548)	282	2,196	40,930	732	673	3,080
MainStay VP Cornerstone Growth Portfolio Initial Class	—	46,918	(1,282)	232	6,398	52,266	96	257	1,693
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	35,246	34,130	(9,757)	(183)	4,324	63,760	—	—	6,061
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	56,127	3,598	(3,855)	46	9,468	65,384	—	2,972	4,639
MainStay VP Emerging Markets Equity Portfolio Initial Class	84,732	70,068	(20,901)	312	41,477	175,688	1,687	—	17,187
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (e)	—	33,902	(99)	7	3,988	37,798	472	—	2,341
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	109,631	12,693	(18,357)	73	5,619	109,659	525	10,168	8,232
MainStay VP Floating Rate Portfolio Initial Class	93,939	36,478	(51,569)	(5)	(327)	78,516	4,427	—	8,643
MainStay VP High Yield Corporate Bond Portfolio Initial Class	67,014	1,834	(41,595)	3,944	(2,728)	28,469	1,671	—	2,834
MainStay VP International Equity Portfolio Initial Class	31,067	152	(9,996)	309	7,799	29,331	152	—	1,679
MainStay VP Large Cap Growth Portfolio Initial Class	175,446	5,348	(110,132)	1,876	33,448	105,986	—	4,228	4,431
MainStay VP Mid Cap Core Portfolio Initial Class	125,538	3,536	(12,222)	(997)	20,787	136,642	1,360	1,541	8,773
MainStay VP PIMCO Real Return Portfolio Initial Class	13,570	5,431	(126)	(7)	232	19,100	319	—	2,236
MainStay VP S&P 500 Index Portfolio Initial Class	14,813	11,992	(10,720)	556	1,676	18,317	108	113	352
MainStay VP Small Cap Core Portfolio Initial Class	72,823	2,389	(5,218)	1,015	7,690	78,699	—	1,244	5,982
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	141,671	10,061	(25,919)	5,486	6,676	137,975	2,879	6,347	9,788
MainStay VP Unconstrained Bond Portfolio Initial Class	54,983	8,827	(3,524)	(167)	1,046	61,165	1,808	—	6,083

	$2,022,093	$690,900	$(704,035)	$35,815	$237,266	$2,282,039	$31,730	$73,223

58	MainStay VP Allocation Portfolios

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$—	$15,251	$—	$—	$1,082	$16,333	$259		$—	803
IQ 50 Percent Hedged FTSE International ETF	13,375	36,369	(10,515)	1,573	1,899	42,701	786		—	1,972
IQ Chaikin U.S. Large Cap ETF	—	6,895	—	—	114	7,009	—	(a)	—	277
IQ Chaikin U.S. Small Cap ETF	—	36,274	—	—	3,126	39,400	97		—	1,405
IQ Global Resources ETF	13,983	6,052	(280)	38	2,405	22,198	—		—	777
MainStay Cushing MLP Premier Fund Class I	6,562	986	(407)	(80)	(460)	6,601	41		—	528
MainStay Emerging Markets Equity Fund Class I	5,308	166	(7,128)	1,432	222	—	—		—	—
MainStay Epoch Capital Growth Fund Class I	6,692	1,498	—	—	1,646	9,836	63		269	774
MainStay Epoch Global Choice Fund Class I	17,631	2,129	(425)	43	4,215	23,593	146		713	1,090
MainStay Epoch International Choice Fund Class I (b)	51,313	7,361	(3,610)	(138)	12,822	67,748	887		—	1,879
MainStay Epoch U.S. All Cap Fund Class I	71,510	9,228	(19,043)	1,419	5,503	68,617	105		7,929	2,411
MainStay Epoch U.S. Equity Yield Fund Class I	7,545	10,134	(12,592)	48	49	5,184	154		193	317
MainStay ICAP Equity Fund Class I (d)	29,514	1,678	(32,658)	(2,525)	3,990	(1)	84		1,433	—
MainStay International Opportunities Fund Class I	46,655	28,144	(7,234)	(508)	11,000	78,057	1,351		—	8,080
MainStay MAP Equity Fund Class I	70,553	12,555	(17,944)	2,800	5,428	73,392	501		6,911	1,745
MainStay U.S. Equity Opportunities Fund Class I	78,048	15,424	(24,190)	4,132	1,513	74,927	2,238		8,415	7,530
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	1,151	531	(1,674)	12	(20)	—	5		—	—
MainStay VP Cornerstone Growth Portfolio Initial Class	—	41,125	(446)	84	4,913	45,676	82		220	1,480
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,505	39,086	(7,502)	(80)	4,285	54,294	—		—	5,161
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	30,844	3,293	(1,724)	16	5,386	37,815	—		1,700	2,683
MainStay VP Emerging Markets Equity Portfolio Initial Class	50,027	33,425	(4,230)	(85)	24,327	103,464	987		—	10,122
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (e)	—	26,137	(79)	5	2,609	28,672	357		—	1,775
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	52,259	9,142	(17,720)	(292)	3,080	46,469	239		4,620	3,488
MainStay VP International Equity Portfolio Initial Class	16,812	600	(4,243)	136	4,471	17,776	95		—	1,018
MainStay VP Large Cap Growth Portfolio Initial Class	102,770	9,460	(70,653)	(1,025)	22,855	63,407	—		2,492	2,651
MainStay VP Mid Cap Core Portfolio Initial Class	60,836	3,512	(8,063)	(1,399)	11,245	66,131	673		763	4,246
MainStay VP S&P 500 Index Portfolio Initial Class	16,573	1,923	(5,276)	599	1,910	15,729	196		205	302
MainStay VP Small Cap Core Portfolio Initial Class	39,072	5,781	(5,320)	1,112	4,035	44,680	—		760	3,396
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	74,078	12,299	(10,998)	1,200	5,489	82,068	1,672		3,688	5,822

	$881,616	$376,458	$(273,954)	$8,517	$149,139	$1,141,776	$11,018		$40,311

(a)	Less than $500.
(b)	Prior to March 13, 2017, known as MainStay ICAP International Fund Class I.
(c)	Reorganized into the MainStay High Yield Corporate Bond Fund Class I on February 17, 2017.
(d)	Reorganized into the MainStay Epoch U.S. Equity Yield Fund Class I on May 8, 2017.
(e)	Prior to March 13, 2017, known as MainStay VP ICAP Select Equity Portfolio Initial Class.

59

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$841,154,706	$44,632,974	$(3,795,463)	$40,837,511

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,256,543,714	$87,154,213	$(6,012,441)	$81,141,772

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$2,168,583,980	$189,009,080	$(4,836,117)	$184,172,963

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,039,529,883	$111,107,644	$(559,799)	$110,547,845

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay VP Conservative Allocation Portfolio	$17,354,629	$(1,328,676)	$(22,823,260)	$40,837,511	$34,040,204
MainStay VP Moderate Allocation Portfolio	27,682,001	37,706,785	(41,431,014)	81,141,772	105,099,544
MainStay VP Moderate Growth Allocation Portfolio	39,055,404	94,896,266	(54,449,070)	184,172,963	263,675,563
MainStay VP Growth Allocation Portfolio	15,168,976	42,437,896	(33,161,001)	110,547,845	134,993,716

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to loss deferrals from related party transactions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of December 31, 2017 were not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay VP Conservative Allocation Portfolio	$2,861,093	$(2,861,093)	$—
MainStay VP Moderate Allocation Portfolio	6,569,311	(6,569,311)	—
MainStay VP Moderate Growth Allocation Portfolio	12,138,426	(12,138,426)	—
MainStay VP Growth Allocation Portfolio	6,484,500	(6,484,500)	—

The reclassifications for the Allocation Portfolios are primarily due to short term capital gain distribution received from underlying investment companies.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $1,328,676, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
MainStay VP Conservative Allocation Portfolio	Unlimited	$1,149	$180

The MainStay VP Conservative Allocation Portfolio utilized $19,637,722 of capital loss carryforwards during the year ended December 31, 2017.

60	MainStay VP Allocation Portfolios

During the years ended December 31, 2017 and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017		2016
Portfolio	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains
MainStay VP Conservative Allocation Portfolio	$16,024,210	$—	$20,586,751	$18,171,851
MainStay VP Moderate Allocation Portfolio	19,021,843	5,639,973	23,811,986	50,300,784
MainStay VP Moderate Growth Allocation Portfolio	27,855,277	43,733,953	36,881,807	117,619,942
MainStay VP Growth Allocation Portfolio	8,653,734	18,967,827	11,264,854	50,804,288

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities were as follows:

	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$373,468	$432,567
MainStay VP Moderate Allocation Portfolio	406,672	426,109
MainStay VP Moderate Growth Allocation Portfolio	662,506	674,301
MainStay VP Growth Allocation Portfolio	368,307	265,237

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	144,752	$1,644,349
Shares issued to shareholders in reinvestment of dividends and distributions	29,945	346,180
Shares redeemed	(304,695)	(3,485,591)

Net increase (decrease)	(129,998)	$(1,495,062)

Year ended December 31, 2016:
Shares sold	265,516	$2,882,084
Shares issued to shareholders in reinvestment of dividends and distributions	68,787	742,865
Shares redeemed	(317,493)	(3,420,875)

Net increase (decrease)	16,810	$204,074

61

Notes to Financial Statements (continued)

Service Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	6,758,094	$76,311,172
Shares issued to shareholders in reinvestment of dividends and distributions	1,370,224	15,678,030
Shares redeemed	(12,976,107)	(146,244,185)

Net increase (decrease)	(4,847,789)	$(54,254,983)

Year ended December 31, 2016:
Shares sold	9,492,799	$102,040,691
Shares issued to shareholders in reinvestment of dividends and distributions	3,555,850	38,015,737
Shares redeemed	(18,938,102)	(201,949,675)

Net increase (decrease)	(5,889,453)	$(61,893,247)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	268,693	$3,042,944
Shares issued to shareholders in reinvestment of dividends and distributions	86,829	1,003,067
Shares redeemed	(353,352)	(4,005,358)

Net increase (decrease)	2,170	$40,653

Year ended December 31, 2016:
Shares sold	374,346	$3,936,769
Shares issued to shareholders in reinvestment of dividends and distributions	257,927	2,691,876
Shares redeemed	(404,128)	(4,307,011)

Net increase (decrease)	228,145	$2,321,634

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	10,554,677	$118,349,417
Shares issued to shareholders in reinvestment of dividends and distributions	2,064,161	23,658,749
Shares redeemed	(15,091,249)	(169,257,692)

Net increase (decrease)	(2,472,411)	$(27,249,526)

Year ended December 31, 2016:
Shares sold	10,236,997	$107,393,041
Shares issued to shareholders in reinvestment of dividends and distributions	6,894,693	71,420,894
Shares redeemed	(13,638,661)	(142,742,776)

Net increase (decrease)	3,493,029	$36,071,159

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	457,864	$5,434,195
Shares issued to shareholders in reinvestment of dividends and distributions	237,562	2,886,385
Shares redeemed	(467,619)	(5,611,726)

Net increase (decrease)	227,807	$2,708,854

Year ended December 31, 2016:
Shares sold	634,498	$6,951,943
Shares issued to shareholders in reinvestment of dividends and distributions	533,964	5,738,149
Shares redeemed	(392,706)	(4,293,871)

Net increase (decrease)	775,756	$8,396,221

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	13,784,596	$162,217,827
Shares issued to shareholders in reinvestment of dividends and distributions	5,706,553	68,702,845
Shares redeemed	(20,953,348)	(247,122,648)

Net increase (decrease)	(1,462,199)	$(16,201,976)

Year ended December 31, 2016:
Shares sold	17,408,383	$188,537,632
Shares issued to shareholders in reinvestment of dividends and distributions	13,961,524	148,763,600
Shares redeemed	(18,889,898)	(206,037,662)

Net increase (decrease)	12,480,009	$131,263,570

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	625,536	$7,274,939
Shares issued to shareholders in reinvestment of dividends and distributions	160,086	1,935,618
Shares redeemed	(408,204)	(4,764,648)

Net increase (decrease)	377,418	$4,445,909

Year ended December 31, 2016:
Shares sold	694,599	$7,207,897
Shares issued to shareholders in reinvestment of dividends and distributions	411,315	4,245,632
Shares redeemed	(276,629)	(2,919,034)

Net increase (decrease)	829,285	$8,534,495

62	MainStay VP Allocation Portfolios

Service Class	Shares	Amount

Year ended December 31, 2017:
Shares sold	14,085,255	$161,744,826
Shares issued to shareholders in reinvestment of dividends and distributions	2,143,175	25,685,943
Shares redeemed	(9,497,471)	(109,714,225)

Net increase (decrease)	6,730,959	$77,716,544

Year ended December 31, 2016:
Shares sold	16,842,514	$173,877,742
Shares issued to shareholders in reinvestment of dividends and distributions	5,646,439	57,823,510
Shares redeemed	(8,412,098)	(88,056,815)

Net increase (decrease)	14,076,855	$143,644,437

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

64	MainStay VP Allocation Portfolios

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fee charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of each Portfolio to New York Life Investments and its affiliates together with responses from New York Life Investments to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to each Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolios’ distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by each Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which each Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the investment performance of each Portfolio; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if each Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of each Portfolio’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of each Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under

65

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

variable life insurance policies and variable annuity contracts for which the Portfolios serve as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in a Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolios.

The Board also considered the full range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolios’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolios, and noted that New York Life Investments is responsible for compensating the Portfolios’ officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolios and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York

Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolios. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Portfolio’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Portfolio. In this regard, the Board considered the experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolios’ prospectus. The Board particularly considered investment reports on and analysis of each Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance as well as discussions between each Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering each Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Because the Portfolios invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Portfolios invest, including the investment performance of the underlying funds.

66	MainStay VP Allocation Portfolios

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of each Portfolio, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios.

The Board noted that the Portfolios do not pay a management fee but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolios. The Board acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolios. The Board also recognized that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolios and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits.

The Board noted that the Portfolios serve as investment options primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreement and each Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolios. The Board considered differences in the contractual management fee schedules of

67

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

the Portfolios and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board considered whether each Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with each Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of each Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreement or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreement.

68	MainStay VP Allocation Portfolios

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To	elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal – To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

69

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

70	MainStay VP Allocation Portfolios

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

71

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

72	MainStay VP Allocation Portfolios

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761317	MSVPAA11-02/18 (NYLIAC) NI507

MainStay VP S&P 500 Index Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	21.49%	15.45%	8.23%	0.20%
Service Class Shares	6/5/2003	21.19	15.17	7.96	0.45

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	21.83%	15.79%	8.50%
Morningstar Large Blend Category Average[4]	20.44	14.24	7.61

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,113.00	$0.85	$1,024.40	$0.82	0.16%

Service Class Shares	$1,000.00	$1,111.60	$2.18	$1,023.10	$2.09	0.41%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Banks	6.4%
Oil, Gas & Consumable Fuels	5.1
Software	5.1
Internet Software & Services	4.7
Pharmaceuticals	4.5
Technology Hardware, Storage & Peripherals	4.2
IT Services	3.9
Semiconductors & Semiconductor Equipment	3.8
Capital Markets	3.0
Internet & Direct Marketing Retail	2.8
Biotechnology	2.7
Equity Real Estate Investment Trusts	2.7
Health Care Providers & Services	2.7
Media	2.7
Health Care Equipment & Supplies	2.6
Insurance	2.6
Aerospace & Defense	2.5
Specialty Retail	2.2
Chemicals	2.1
Diversified Telecommunication Services	2.0
Beverages	1.9
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.8
Industrial Conglomerates	1.8
Diversified Financial Services	1.7
Electric Utilities	1.7
Machinery	1.7
Household Products	1.6
Tobacco	1.3
Food Products	1.2
Multi-Utilities	1.0
Communications Equipment	0.9
Road & Rail	0.9

Consumer Finance	0.8%
Energy Equipment & Services	0.8
Life Sciences Tools & Services	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Airlines	0.5
Automobiles	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Multiline Retail	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Professional Services	0.3
Auto Components	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investments	2.8
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A

6.	Berkshire Hathaway, Inc., Class B

7.	Johnson & Johnson

8.	JPMorgan Chase & Co.

9.	Exxon Mobil Corp.

10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP S&P 500 Index Portfolio returned 21.49% for Initial Class shares and 21.19% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2017, both share classes outperformed the 20.44% return of the Morningstar Large Blend Category Average.2

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts, which are derivatives investment instruments, to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Because these futures contracts closely track the performance of the S&P 500® Index and the Index performed well over the reporting period, the overall impact of these futures contracts on the Portfolio’s performance was positive.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided the highest total returns during the reporting period were personal products; Internet & direct marketing retail; and technology hardware, storage & peripherals.

The S&P 500® industries with the lowest total returns during the reporting period were energy equipment & services, leisure products, and industrial conglomerates.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were software; Internet software & services; and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were industrial conglomerates, energy equipment & services, and diversified telecommunication services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were independent power & energy producer NRG Energy, biotechnology company Vertex Pharmaceuticals, and restaurants & leisure company Wynn Resorts Ltd. Over the same period, the S&P 500® stocks with the lowest total returns were textiles, apparel & luxury goods company Under Armour—Class A; oil, gas & consumable fuels company Range Resources; and Under Armour—Class C.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The strongest positive contributors to the Portfolio’s performance during the reporting period were technology hardware, storage & equipment company Apple; software company Microsoft; and Internet & direct marketing retail company Amazon.com. Over the same period, the S&P 500® stocks with the weakest contributions to the Portfolio’s performance were industrial conglomerate General Electric; energy equipment & services company Schlumberger Ltd.; and oil, gas & consumable fuels company Exxon Mobil.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 26 additions to and 26 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included biopharmaceutical research company Incyte and equity real estate investment trust (REIT) SBA Communications. Significant deletions included chemical company E.I. du Pont de Nemours & Co., which merged with Dow Chemical to form DowDuPont, and Reynolds American, which was acquired by British American Tobacco.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 97.0%†
Aerospace & Defense 2.5%
Arconic, Inc.	37,013	$1,008,604
Boeing Co.	48,922	14,427,587
General Dynamics Corp.	24,265	4,936,714
Harris Corp.	10,416	1,475,427
L3 Technologies, Inc.	6,828	1,350,920
Lockheed Martin Corp.	21,799	6,998,569
Northrop Grumman Corp.	15,212	4,668,715
Raytheon Co.	25,262	4,745,467
Rockwell Collins, Inc.	14,226	1,929,330
Textron, Inc.	23,019	1,302,645
TransDigm Group, Inc.	4,223	1,159,720
United Technologies Corp.	64,898	8,279,038

		52,282,736

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	12,182	1,085,294
Expeditors International of Washington, Inc.	15,529	1,004,571
FedEx Corp.	21,557	5,379,334
United Parcel Service, Inc., Class B	60,038	7,153,528

		14,622,727

Airlines 0.5%
Alaska Air Group, Inc.	10,752	790,380
American Airlines Group, Inc.	37,214	1,936,244
Delta Air Lines, Inc.	57,319	3,209,864
Southwest Airlines Co.	47,705	3,122,292
United Continental Holdings, Inc. (a)	22,005	1,483,137

		10,541,917

Auto Components 0.2%
Aptiv PLC	23,230	1,970,601
BorgWarner, Inc.	17,319	884,827
Goodyear Tire & Rubber Co.	21,525	695,473

		3,550,901

Automobiles 0.5%
Ford Motor Co.	340,927	4,258,178
General Motors Co.	111,710	4,578,993
Harley-Davidson, Inc.	14,706	748,241

		9,585,412

Banks 6.4%
♦Bank of America Corp.	847,672	25,023,277
BB&T Corp.	68,940	3,427,697
Citigroup, Inc.	231,045	17,192,058
Citizens Financial Group, Inc.	42,992	1,804,804
Comerica, Inc.	15,198	1,319,338
Fifth Third Bancorp	61,657	1,870,673
Huntington Bancshares, Inc.	94,458	1,375,309
♦JPMorgan Chase & Co.	303,201	32,424,315

	Shares	Value
Banks (continued)
KeyCorp	93,974	$1,895,456
M&T Bank Corp.	13,153	2,249,031
People’s United Financial, Inc.	30,257	565,806
PNC Financial Services Group, Inc.	41,578	5,999,290
Regions Financial Corp.	101,364	1,751,570
SunTrust Banks, Inc.	41,598	2,686,815
U.S. Bancorp	137,763	7,381,342
Wells Fargo & Co.	387,275	23,495,974
Zions Bancorp.	17,455	887,238

		131,349,993

Beverages 1.9%
Brown-Forman Corp., Class B	17,112	1,175,081
Coca-Cola Co.	335,085	15,373,700
Constellation Brands, Inc., Class A	15,054	3,440,893
Dr. Pepper Snapple Group, Inc.	15,777	1,531,316
Molson Coors Brewing Co., Class B	16,146	1,325,102
Monster Beverage Corp. (a)	35,976	2,276,921
PepsiCo., Inc.	124,274	14,902,938

		40,025,951

Biotechnology 2.7%
AbbVie, Inc.	139,300	13,471,703
Alexion Pharmaceuticals, Inc. (a)	19,523	2,334,755
Amgen, Inc.	63,434	11,031,173
Biogen, Inc. (a)	18,476	5,885,899
Celgene Corp. (a)	68,799	7,179,864
Gilead Sciences, Inc.	114,148	8,177,563
Incyte Corp. (a)	15,306	1,449,631
Regeneron Pharmaceuticals, Inc. (a)	6,732	2,530,963
Vertex Pharmaceuticals, Inc. (a)	22,100	3,311,906

		55,373,457

Building Products 0.3%
A.O. Smith Corp.	12,742	780,830
Allegion PLC	8,300	660,348
Fortune Brands Home & Security, Inc.	13,458	921,065
Johnson Controls International PLC	80,869	3,081,918
Masco Corp.	27,488	1,207,823

		6,651,984

Capital Markets 3.0%
Affiliated Managers Group, Inc.	4,857	996,899
Ameriprise Financial, Inc.	12,927	2,190,739
Bank of New York Mellon Corp.	89,484	4,819,608
BlackRock, Inc.	10,788	5,541,904
Cboe Global Markets, Inc.	9,914	1,235,185
Charles Schwab Corp.	104,260	5,355,836
CME Group, Inc.	29,736	4,342,943
E*TRADE Financial Corp. (a)	23,654	1,172,529
Franklin Resources, Inc.	28,558	1,237,418

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.	30,654	$7,809,413
Intercontinental Exchange, Inc.	51,122	3,607,168
Invesco, Ltd.	35,572	1,299,801
Moody’s Corp.	14,528	2,144,478
Morgan Stanley	121,647	6,382,818
Nasdaq, Inc.	10,168	781,207
Northern Trust Corp.	18,768	1,874,736
Raymond James Financial, Inc.	11,230	1,002,839
S&P Global, Inc.	22,283	3,774,740
State Street Corp.	32,405	3,163,052
T. Rowe Price Group, Inc.	21,174	2,221,788

		60,955,101

Chemicals 2.1%
Air Products & Chemicals, Inc.	19,046	3,125,068
Albemarle Corp.	9,656	1,234,906
CF Industries Holdings, Inc.	20,382	867,050
DowDuPont, Inc.	204,479	14,562,994
Eastman Chemical Co.	12,560	1,163,558
Ecolab, Inc.	22,722	3,048,838
FMC Corp.	11,732	1,110,551
International Flavors & Fragrances, Inc.	6,901	1,053,162
LyondellBasell Industries N.V., Class A	28,265	3,118,195
Monsanto Co.	38,390	4,483,184
Mosaic Co.	30,674	787,095
PPG Industries, Inc.	22,237	2,597,726
Praxair, Inc.	25,019	3,869,939
Sherwin-Williams Co.	7,191	2,948,598

		43,970,864

Commercial Services & Supplies 0.3%
Cintas Corp.	7,524	1,172,465
Republic Services, Inc.	19,860	1,342,735
Stericycle, Inc. (a)	7,460	507,205
Waste Management, Inc.	34,908	3,012,560

		6,034,965

Communications Equipment 0.9%
Cisco Systems, Inc.	431,997	16,545,485
F5 Networks, Inc. (a)	5,470	717,773
Juniper Networks, Inc.	32,763	933,746
Motorola Solutions, Inc.	14,156	1,278,853

		19,475,857

Construction & Engineering 0.1%
Fluor Corp.	12,223	631,318
Jacobs Engineering Group, Inc.	10,527	694,361
Quanta Services, Inc. (a)	13,520	528,767

		1,854,446

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,493	$1,214,173
Vulcan Materials Co.	11,559	1,483,829

		2,698,002

Consumer Finance 0.8%
American Express Co.	62,955	6,252,061
Capital One Financial Corp.	42,359	4,218,109
Discover Financial Services	31,754	2,442,518
Navient Corp.	22,983	306,133
Synchrony Financial	64,283	2,481,967

		15,700,788

Containers & Packaging 0.3%
Avery Dennison Corp.	7,724	887,179
Ball Corp.	30,590	1,157,831
International Paper Co.	36,081	2,090,533
Packaging Corp. of America	8,245	993,935
Sealed Air Corp.	15,763	777,116
WestRock Co.	22,249	1,406,359

		7,312,953

Distributors 0.1%
Genuine Parts Co.	12,812	1,217,268
LKQ Corp. (a)	27,006	1,098,334

		2,315,602

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	18,268	478,987

Diversified Financial Services 1.7%
♦Berkshire Hathaway, Inc., Class B (a)	168,163	33,333,270
Leucadia National Corp.	27,397	725,746

		34,059,016

Diversified Telecommunication Services 2.0%
AT&T, Inc.	536,542	20,860,753
CenturyLink, Inc.	85,007	1,417,917
Verizon Communications, Inc.	356,474	18,868,169

		41,146,839

Electric Utilities 1.7%
Alliant Energy Corp.	20,204	860,892
American Electric Power Co., Inc.	42,979	3,161,965
Duke Energy Corp.	61,159	5,144,084
Edison International	28,471	1,800,506
Entergy Corp.	15,751	1,281,974
Eversource Energy	27,691	1,749,517
Exelon Corp.	83,897	3,306,381
FirstEnergy Corp.	38,874	1,190,322
NextEra Energy, Inc.	41,106	6,420,346
PG&E Corp.	44,813	2,008,967
Pinnacle West Capital Corp.	9,763	831,612
PPL Corp.	59,699	1,847,684
Southern Co.	87,702	4,217,589

10	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	44,371	$2,134,689

		35,956,528

Electrical Equipment 0.5%
Acuity Brands, Inc.	3,684	648,384
AMETEK, Inc.	20,196	1,463,604
Eaton Corp. PLC	38,502	3,042,043
Emerson Electric Co.	56,085	3,908,564
Rockwell Automation, Inc.	11,229	2,204,814

		11,267,409

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	26,682	2,342,680
Corning, Inc.	75,942	2,429,384
FLIR Systems, Inc.	12,109	564,522
TE Connectivity, Ltd.	30,728	2,920,389

		8,256,975

Energy Equipment & Services 0.8%
Baker Hughes, a GE Co.	37,416	1,183,843
Halliburton Co.	76,247	3,726,191
Helmerich & Payne, Inc.	9,491	613,498
National Oilwell Varco, Inc.	33,210	1,196,224
Schlumberger, Ltd.	121,051	8,157,627
TechnipFMC PLC	38,313	1,199,580

		16,076,963

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	8,364	1,092,255
American Tower Corp.	37,475	5,346,558
Apartment Investment & Management Co., Class A	13,721	599,745
AvalonBay Communities, Inc.	12,066	2,152,695
Boston Properties, Inc.	13,485	1,753,455
Crown Castle International Corp.	35,502	3,941,077
Digital Realty Trust, Inc.	17,953	2,044,847
Duke Realty Corp.	31,121	846,802
Equinix, Inc.	6,836	3,098,212
Equity Residential	32,113	2,047,846
Essex Property Trust, Inc.	5,771	1,392,946
Extra Space Storage, Inc.	11,003	962,212
Federal Realty Investment Trust	6,339	841,883
GGP, Inc.	54,558	1,276,112
HCP, Inc.	40,993	1,069,097
Host Hotels & Resorts, Inc.	64,669	1,283,680
Iron Mountain, Inc.	24,578	927,328
Kimco Realty Corp.	37,196	675,107
Macerich Co.	9,472	622,121
Mid-America Apartment Communities, Inc.	9,929	998,460
Prologis, Inc.	46,496	2,999,457
Public Storage	13,079	2,733,511
Realty Income Corp.	24,624	1,404,060

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Regency Centers Corp.	12,930	$894,497
SBA Communications Corp. (a)	10,271	1,677,871
Simon Property Group, Inc.	27,162	4,664,802
SL Green Realty Corp.	8,587	866,686
UDR, Inc.	23,382	900,675
Ventas, Inc.	31,122	1,867,631
Vornado Realty Trust	15,066	1,177,860
Welltower, Inc.	32,364	2,063,852
Weyerhaeuser Co.	65,961	2,325,785

		56,549,125

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	38,186	7,107,178
CVS Health Corp.	88,520	6,417,700
Kroger Co.	77,731	2,133,716
Sysco Corp.	41,890	2,543,980
Wal-Mart Stores, Inc.	127,908	12,630,915
Walgreens Boots Alliance, Inc.	75,868	5,509,534

		36,343,023

Food Products 1.2%
Archer-Daniels-Midland Co.	48,870	1,958,710
Campbell Soup Co.	16,807	808,585
Conagra Brands, Inc.	35,696	1,344,668
General Mills, Inc.	49,664	2,944,579
Hershey Co.	12,327	1,399,238
Hormel Foods Corp.	23,523	856,002
J.M. Smucker Co.	9,926	1,233,206
Kellogg Co.	21,736	1,477,613
Kraft Heinz Co.	52,173	4,056,972
McCormick & Co., Inc.	10,464	1,066,386
Mondelez International, Inc., Class A	130,587	5,589,124
Tyson Foods, Inc., Class A	26,005	2,108,225

		24,843,308

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	152,102	8,680,461
Align Technology, Inc. (a)	6,306	1,401,130
Baxter International, Inc.	43,804	2,831,491
Becton Dickinson & Co.	23,156	4,956,784
Boston Scientific Corp. (a)	119,996	2,974,701
Cooper Cos., Inc.	4,277	931,873
Danaher Corp.	53,491	4,965,035
DENTSPLY SIRONA, Inc.	20,071	1,321,274
Edwards Lifesciences Corp. (a)	18,492	2,084,233
Hologic, Inc. (a)	24,091	1,029,890
IDEXX Laboratories, Inc. (a)	7,622	1,191,928
Intuitive Surgical, Inc. (a)	9,791	3,573,128
Medtronic PLC	118,283	9,551,352
ResMed, Inc.	12,400	1,050,156
Stryker Corp.	28,124	4,354,720
Varian Medical Systems, Inc. (a)	8,006	889,867

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	17,693	$2,135,014

		53,923,037

Health Care Providers & Services 2.7%
Aetna, Inc.	28,496	5,140,394
AmerisourceBergen Corp.	14,102	1,294,846
Anthem, Inc.	22,437	5,048,549
Cardinal Health, Inc.	27,492	1,684,435
Centene Corp. (a)	15,072	1,520,463
Cigna Corp.	21,545	4,375,574
DaVita, Inc. (a)	13,229	955,795
Envision Healthcare Corp. (a)	10,572	365,368
Express Scripts Holding Co. (a)	49,492	3,694,083
HCA Healthcare, Inc. (a)	24,751	2,174,128
Henry Schein, Inc. (a)	13,715	958,404
Humana, Inc.	12,484	3,096,906
Laboratory Corp. of America Holdings (a)	8,896	1,419,001
McKesson Corp.	18,217	2,840,941
Patterson Cos., Inc.	7,198	260,064
Quest Diagnostics, Inc.	11,910	1,173,016
UnitedHealth Group, Inc.	84,682	18,668,994
Universal Health Services, Inc., Class B	7,658	868,034

		55,538,995

Health Care Technology 0.1%
Cerner Corp. (a)	27,596	1,859,695

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	35,638	2,365,294
Chipotle Mexican Grill, Inc. (a)	2,171	627,484
Darden Restaurants, Inc.	10,807	1,037,688
Hilton Worldwide Holdings, Inc.	17,671	1,411,206
Marriott International, Inc., Class A	26,761	3,632,271
McDonald’s Corp.	69,662	11,990,223
MGM Resorts International	44,525	1,486,690
Norwegian Cruise Line Holdings, Ltd. (a)	15,572	829,209
Royal Caribbean Cruises, Ltd.	14,966	1,785,145
Starbucks Corp.	124,331	7,140,329
Wyndham Worldwide Corp.	8,854	1,025,913
Wynn Resorts, Ltd.	7,006	1,181,142
Yum! Brands, Inc.	29,448	2,403,251

		36,915,845

Household Durables 0.4%
D.R. Horton, Inc.	29,823	1,523,061
Garmin, Ltd.	9,697	577,650
Leggett & Platt, Inc.	11,519	549,802
Lennar Corp., Class A	17,870	1,130,099
Mohawk Industries, Inc. (a)	5,522	1,523,520
Newell Brands, Inc.	42,827	1,323,354
PulteGroup, Inc.	23,633	785,797

	Shares	Value
Household Durables (continued)
Whirlpool Corp.	6,280	$1,059,059

		8,472,342

Household Products 1.6%
Church & Dwight Co., Inc.	21,840	1,095,713
Clorox Co.	11,267	1,675,853
Colgate-Palmolive Co.	76,733	5,789,505
Kimberly-Clark Corp.	30,738	3,708,847
Procter & Gamble Co.	222,666	20,458,552

		32,728,470

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	57,708	624,978
NRG Energy, Inc.	26,286	748,625

		1,373,603

Industrial Conglomerates 1.8%
3M Co.	52,148	12,274,075
General Electric Co.	757,808	13,223,749
Honeywell International, Inc.	66,572	10,209,482
Roper Technologies, Inc.	8,945	2,316,755

		38,024,061

Insurance 2.6%
Aflac, Inc.	34,355	3,015,682
Allstate Corp.	31,356	3,283,287
American International Group, Inc.	78,555	4,680,307
Aon PLC	21,837	2,926,158
Arthur J. Gallagher & Co.	15,799	999,761
Assurant, Inc.	4,702	474,150
Brighthouse Financial, Inc. (a)	8,373	490,993
Chubb, Ltd.	40,566	5,927,910
Cincinnati Financial Corp.	13,047	978,134
Everest Re Group, Ltd.	3,589	794,102
Hartford Financial Services Group, Inc.	31,172	1,754,360
Lincoln National Corp.	19,122	1,469,908
Loews Corp.	24,119	1,206,673
Marsh & McLennan Cos., Inc.	44,597	3,629,750
MetLife, Inc.	91,955	4,649,245
Principal Financial Group, Inc.	23,466	1,655,761
Progressive Corp.	50,823	2,862,351
Prudential Financial, Inc.	37,051	4,260,124
Torchmark Corp.	9,382	851,041
Travelers Cos., Inc.	23,917	3,244,102
Unum Group	19,608	1,076,283
Willis Towers Watson PLC	11,538	1,738,661
XL Group, Ltd.	22,372	786,599

		52,755,342

Internet & Direct Marketing Retail 2.8%
♦Amazon.com, Inc. (a)	34,950	40,872,977
Expedia, Inc.	10,742	1,286,569
Netflix, Inc. (a)	37,814	7,258,775

12	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail (continued)
Priceline Group, Inc. (a)	4,262	$7,406,248
TripAdvisor, Inc. (a)	9,475	326,509

		57,151,078

Internet Software & Services 4.7%
Akamai Technologies, Inc. (a)	14,781	961,356
♦Alphabet, Inc. (a)
Class A	26,045	27,435,803
Class C	26,378	27,601,939
eBay, Inc. (a)	84,890	3,203,749
♦Facebook, Inc., Class A (a)	208,395	36,773,382
VeriSign, Inc. (a)	7,408	847,771

		96,824,000

IT Services 3.9%
Accenture PLC, Class A	54,003	8,267,319
Alliance Data Systems Corp.	4,200	1,064,616
Automatic Data Processing, Inc.	38,754	4,541,581
Cognizant Technology Solutions Corp., Class A	51,526	3,659,376
CSRA, Inc.	14,312	428,215
DXC Technology Co.	24,928	2,365,667
Fidelity National Information Services, Inc.	29,175	2,745,076
Fiserv, Inc. (a)	18,211	2,388,008
Gartner, Inc. (a)	7,922	975,594
Global Payments, Inc.	13,907	1,394,038
International Business Machines Corp.	75,237	11,542,861
Mastercard, Inc., Class A	81,163	12,284,832
Paychex, Inc.	27,944	1,902,428
PayPal Holdings, Inc. (a)	98,727	7,268,282
Total System Services, Inc.	14,619	1,156,217
Visa, Inc., Class A	158,469	18,068,635
Western Union Co.	40,135	762,966

		80,815,711

Leisure Products 0.1%
Hasbro, Inc.	9,905	900,266
Mattel, Inc.	30,037	461,969

		1,362,235

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	28,123	1,883,397
Illumina, Inc. (a)	12,758	2,787,495
IQVIA Holdings, Inc. (a)	12,722	1,245,484
Mettler-Toledo International, Inc. (a)	2,235	1,384,627
PerkinElmer, Inc.	9,631	704,219
Thermo Fisher Scientific, Inc.	35,041	6,653,585
Waters Corp. (a)	6,950	1,342,671

		16,001,478

	Shares	Value
Machinery 1.7%
Caterpillar, Inc.	51,988	$8,192,269
Cummins, Inc.	13,633	2,408,133
Deere & Co.	27,951	4,374,611
Dover Corp.	13,614	1,374,878
Flowserve Corp.	11,416	480,956
Fortive Corp.	26,727	1,933,698
Illinois Tool Works, Inc.	26,944	4,495,606
Ingersoll-Rand PLC	21,835	1,947,464
PACCAR, Inc.	30,725	2,183,933
Parker-Hannifin Corp.	11,642	2,323,510
Pentair PLC	14,431	1,019,117
Snap-on, Inc.	4,982	868,363
Stanley Black & Decker, Inc.	13,401	2,274,016
Xylem, Inc.	15,694	1,070,331

		34,946,885

Media 2.7%
CBS Corp., Class B	31,684	1,869,356
Charter Communications, Inc., Class A (a)	16,945	5,692,842
Comcast Corp., Class A	407,591	16,324,020
Discovery Communications, Inc. (a)
Class A	13,458	301,190
Class C	17,759	375,958
DISH Network Corp., Class A (a)	19,917	951,037
Interpublic Group of Cos., Inc.	33,958	684,593
News Corp.
Class A	33,468	542,516
Class B	10,641	176,641
Omnicom Group, Inc.	20,145	1,467,160
Scripps Networks Interactive, Inc., Class A	8,395	716,765
Time Warner, Inc.	68,037	6,223,345
Twenty-First Century Fox, Inc.
Class A	92,104	3,180,351
Class B	38,378	1,309,457
Viacom, Inc., Class B	30,832	949,934
Walt Disney Co.	131,978	14,188,955

		54,954,120

Metals & Mining 0.3%
Freeport-McMoRan, Inc. (a)	117,642	2,230,492
Newmont Mining Corp.	46,605	1,748,620
Nucor Corp.	27,781	1,766,316

		5,745,428

Multi-Utilities 1.0%
Ameren Corp.	21,203	1,250,765
CenterPoint Energy, Inc.	37,665	1,068,180
CMS Energy Corp.	24,644	1,165,661
Consolidated Edison, Inc.	27,095	2,301,720
Dominion Energy, Inc.	56,235	4,558,409
DTE Energy Co.	15,676	1,715,895
NiSource, Inc.	29,431	755,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	44,220	$2,277,330
SCANA Corp.	12,462	495,738
Sempra Energy	21,940	2,345,825
WEC Energy Group, Inc.	27,577	1,831,940

		19,766,957

Multiline Retail 0.4%
Dollar General Corp.	22,765	2,117,373
Dollar Tree, Inc. (a)	20,719	2,223,356
Kohl’s Corp.	14,731	798,862
Macy’s, Inc.	26,617	670,482
Nordstrom, Inc.	10,191	482,850
Target Corp.	47,500	3,099,375

		9,392,298

Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	47,813	2,564,689
Andeavor	12,541	1,433,938
Apache Corp.	33,288	1,405,419
Cabot Oil & Gas Corp.	40,415	1,155,869
Chesapeake Energy Corp. (a)	79,405	314,444
Chevron Corp.	165,976	20,778,535
Cimarex Energy Co.	8,324	1,015,611
Concho Resources, Inc. (a)	12,995	1,952,109
ConocoPhillips	104,470	5,734,358
Devon Energy Corp.	45,922	1,901,171
EOG Resources, Inc.	50,527	5,452,369
EQT Corp.	21,394	1,217,746
♦Exxon Mobil Corp.	370,272	30,969,550
Hess Corp.	23,602	1,120,387
Kinder Morgan, Inc.	167,830	3,032,688
Marathon Oil Corp.	74,248	1,257,019
Marathon Petroleum Corp.	42,680	2,816,026
Newfield Exploration Co. (a)	17,407	548,843
Noble Energy, Inc.	42,522	1,239,091
Occidental Petroleum Corp.	66,871	4,925,718
ONEOK, Inc.	33,507	1,790,949
Phillips 66	37,547	3,797,879
Pioneer Natural Resources Co.	14,870	2,570,280
Range Resources Corp.	19,731	336,611
Valero Energy Corp.	38,238	3,514,455
Williams Cos., Inc.	72,245	2,202,750

		105,048,504

Personal Products 0.2%
Coty, Inc., Class A	41,261	820,681
Estee Lauder Cos., Inc., Class A	19,563	2,489,196

		3,309,877

Pharmaceuticals 4.5%
Allergan PLC	29,063	4,754,126
Bristol-Myers Squibb Co.	143,023	8,764,449

	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	84,664	$7,150,721
♦Johnson & Johnson	234,761	32,800,807
Merck & Co., Inc.	239,012	13,449,205
Mylan N.V. (a)	46,863	1,982,774
Perrigo Co. PLC	11,446	997,633
Pfizer, Inc.	520,875	18,866,093
Zoetis, Inc.	42,582	3,067,607

		91,833,415

Professional Services 0.3%
Equifax, Inc.	10,493	1,237,335
IHS Markit, Ltd. (a)	31,744	1,433,242
Nielsen Holdings PLC	29,256	1,064,918
Robert Half International, Inc.	10,954	608,385
Verisk Analytics, Inc. (a)	13,581	1,303,776

		5,647,656

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	26,401	1,143,427

Road & Rail 0.9%
CSX Corp.	78,098	4,296,171
J.B. Hunt Transport Services, Inc.	7,481	860,165
Kansas City Southern	9,048	952,031
Norfolk Southern Corp.	25,005	3,623,224
Union Pacific Corp.	68,787	9,224,337

		18,955,928

Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc. (a)	71,662	736,685
Analog Devices, Inc.	32,213	2,867,923
Applied Materials, Inc.	93,195	4,764,128
Broadcom, Ltd.	35,530	9,127,657
Intel Corp.	408,960	18,877,594
KLA-Tencor Corp.	13,694	1,438,829
Lam Research Corp.	14,152	2,604,959
Microchip Technology, Inc.	20,440	1,796,267
Micron Technology, Inc. (a)	100,777	4,143,950
NVIDIA Corp.	52,955	10,246,793
Qorvo, Inc. (a)	11,121	740,659
QUALCOMM, Inc.	128,819	8,246,992
Skyworks Solutions, Inc.	16,056	1,524,517
Texas Instruments, Inc.	86,123	8,994,686
Xilinx, Inc.	21,929	1,478,453

		77,590,092

Software 5.1%
Activision Blizzard, Inc.	66,071	4,183,616
Adobe Systems, Inc. (a)	43,076	7,548,638
ANSYS, Inc. (a)	7,415	1,094,380
Autodesk, Inc. (a)	19,154	2,007,914
CA, Inc.	27,431	912,904
Cadence Design Systems, Inc. (a)	24,674	1,031,867

14	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Citrix Systems, Inc. (a)	12,508	$1,100,704
Electronic Arts, Inc. (a)	26,908	2,826,954
Intuit, Inc.	21,222	3,348,407
♦Microsoft Corp.	674,137	57,665,679
Oracle Corp.	266,230	12,587,354
Red Hat, Inc. (a)	15,462	1,856,986
salesforce.com, Inc. (a)	59,962	6,129,915
Symantec Corp.	54,177	1,520,207
Synopsys, Inc. (a)	13,129	1,119,116

		104,934,641

Specialty Retail 2.2%
Advance Auto Parts, Inc.	6,458	643,798
AutoZone, Inc. (a)	2,402	1,708,711
Best Buy Co., Inc.	22,224	1,521,677
CarMax, Inc. (a)	15,933	1,021,783
Foot Locker, Inc.	10,836	507,992
Gap, Inc.	19,029	648,128
Home Depot, Inc.	102,043	19,340,210
L Brands, Inc.	21,579	1,299,487
Lowe’s Cos., Inc.	72,775	6,763,708
O’Reilly Automotive, Inc. (a)	7,430	1,787,212
Ross Stores, Inc.	33,695	2,704,024
Signet Jewelers, Ltd.	5,283	298,754
Tiffany & Co.	8,922	927,442
TJX Cos., Inc.	55,601	4,251,252
Tractor Supply Co.	10,972	820,157
Ulta Salon Cosmetics & Fragrance, Inc. (a)	5,100	1,140,666

		45,385,001

Technology Hardware, Storage & Peripherals 4.2%
♦Apple, Inc. (b)	448,660	75,926,732
Hewlett Packard Enterprise Co.	139,379	2,001,482
HP, Inc.	145,955	3,066,515
NetApp, Inc.	23,573	1,304,058
Seagate Technology PLC	25,282	1,057,799
Western Digital Corp.	25,847	2,055,612
Xerox Corp.	18,655	543,793

		85,955,991

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	31,859	666,172
Michael Kors Holdings, Ltd. (a)	13,289	836,543
NIKE, Inc., Class B	114,819	7,181,928
PVH Corp.	6,766	928,363
Ralph Lauren Corp.	4,841	501,963
Tapestry, Inc.	24,850	1,099,115
Under Armour, Inc. (a)
Class A	16,178	233,449
Class C	16,109	214,572
VF Corp.	28,660	2,120,840

		13,782,945

	Shares	Value
Tobacco 1.3%
Altria Group, Inc.	166,747	$11,907,403
Philip Morris International, Inc.	135,721	14,338,924

		26,246,327

Trading Companies & Distributors 0.2%
Fastenal Co.	25,113	1,373,430
United Rentals, Inc. (a)	7,385	1,269,555
W.W. Grainger, Inc.	4,531	1,070,449

		3,713,434

Water Utilities 0.1%
American Water Works Co., Inc.	15,587	1,426,055

Total Common Stocks (Cost $862,772,769)		1,992,806,702	(c)

	Principal Amount
Short-Term Investments 2.8%
U.S. Governments 2.8%
United States Treasury Bills (d)
0.979%, due 1/18/18	$45,000,000	44,975,882
0.98%, due 1/25/18 (b)	10,400,000	10,392,479
1.356%, due 4/5/18	2,400,000	2,391,384

Total Short-Term Investments (Cost $57,760,116)		57,759,745

Total Investments (Cost $920,532,885)	99.8%	2,050,566,447
Other Assets, Less Liabilities	0.2	3,390,728
Net Assets	100.0%	$2,053,957,175

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security which was maintained at the broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.8% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

As of December 31, 2017, Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	428	March 2018	$57,092,750	$57,266,400	$173,650

1.	As of December 31, 2017, cash in the amount of $50,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,992,806,702	$—	$—	$1,992,806,702
Short-Term Investments	—	57,759,745	—	57,759,745

Total Investments in Securities	1,992,806,702	57,759,745	—	2,050,566,447

Other Financial Instruments
Futures Contracts (b)	173,650	—	—	173,650

Total Investments in Securities and Other Financial Instruments	$1,992,980,352	$57,759,745	$—	$2,050,740,097

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $920,532,885)	$2,050,566,447
Cash collateral on deposit at broker for futures contracts	50,000
Cash	40,924
Receivables:
Investment securities sold	2,119,815
Dividends and interest	2,017,563
Fund shares sold	1,009,068

Total assets	2,055,803,817

Liabilities
Payables:
Investment securities purchased	699,751
Fund shares redeemed	360,939
Manager (See Note 3)	240,003
Variation margin on futures contracts	207,927
NYLIFE Distributors (See Note 3)	189,544
Shareholder communication	81,219
Professional fees	43,233
Custodian	16,995
Trustees	2,481
Accrued expenses	4,550

Total liabilities	1,846,642

Net assets	$2,053,957,175

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,602
Additional paid-in capital	875,799,403

875,839,005
Undistributed net investment income	28,247,670
Accumulated net realized gain (loss) on investments and futures transactions	19,663,288
Net unrealized appreciation (depreciation) on investments and futures contracts	1,130,207,212

Net assets	$2,053,957,175

Initial Class
Net assets applicable to outstanding shares	$1,156,346,115

Shares of beneficial interest outstanding	22,227,886

Net asset value per share outstanding	$52.02

Service Class
Net assets applicable to outstanding shares	$897,611,060

Shares of beneficial interest outstanding	17,374,075

Net asset value per share outstanding	$51.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends	$32,268,117
Interest	1,500,200

Total income	33,768,317

Expenses
Manager (See Note 3)	3,696,157
Distribution/Service—Service Class (See Note 3)	1,908,304
Shareholder communication	135,180
Professional fees	134,985
Trustees	42,549
Custodian	8,464
Miscellaneous	66,313

Total expenses before waiver/reimbursement	5,991,952
Expense waiver/reimbursement from Manager (See Note 3)	(124,078)

Net expenses	5,867,874

Net investment income (loss)	27,900,443

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	8,560,077
Futures transactions	30,920,292

Net realized gain (loss) on investments and futures transactions	39,480,369

Net change in unrealized appreciation (depreciation) on:
Investments	280,447,124
Futures contracts	825,156

Net change in unrealized appreciation (depreciation) on investments and futures contracts	281,272,280

Net realized and unrealized gain (loss) on investments and futures transactions	320,752,649

Net increase (decrease) in net assets resulting from operations	$348,653,092

18	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,900,443	$22,346,018
Net realized gain (loss) on investments and futures transactions	39,480,369	31,107,138
Net change in unrealized appreciation (depreciation) on investments and futures contracts	281,272,280	96,773,823

Net increase (decrease) in net assets resulting from operations	348,653,092	150,226,979

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(14,887,127)	(13,902,852)
Service Class	(10,221,801)	(7,713,633)

	(25,108,928)	(21,616,485)

From net realized gain on investments:
Initial Class	(15,630,784)	(25,091,149)
Service Class	(12,102,627)	(15,978,530)

	(27,733,411)	(41,069,679)

Total dividends and distributions to shareholders	(52,842,339)	(62,686,164)

Capital share transactions:
Net proceeds from sale of shares	376,903,377	301,568,454
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	52,842,339	62,686,163
Cost of shares redeemed	(184,243,526)	(433,810,967)

Increase (decrease) in net assets derived from capital share transactions	245,502,190	(69,556,350)

Net increase (decrease) in net assets	541,312,943	17,984,465

Net Assets
Beginning of year	1,512,644,232	1,494,659,767

End of year	$2,053,957,175	$1,512,644,232

Undistributed net investment income at end of year	$28,247,670	$23,715,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$44.05	$41.29	$41.99	$37.58	$28.93

Net investment income (loss) (a)	0.80	0.70	0.70	0.66	0.59
Net realized and unrealized gain (loss) on investments	8.60	4.02	(0.29)	4.34	8.61

Total from investment operations	9.40	4.72	0.41	5.00	9.20

Less dividends and distributions:
From net investment income	(0.70)	(0.70)	(0.60)	(0.59)	(0.55)
From net realized gain on investments	(0.73)	(1.26)	(0.51)	—	—

Total dividends and distributions	(1.43)	(1.96)	(1.11)	(0.59)	(0.55)

Net asset value at end of year	$52.02	$44.05	$41.29	$41.99	$37.58

Total investment return (b)	21.49%	11.62%	1.10%	13.35%	32.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.66%	1.67%	1.68%	1.76%
Net expenses	0.22%	0.28%	0.27%	0.28%	0.28%
Expenses (before waiver/reimbursement)	0.23%	0.28%	0.27%	0.28%	0.30%
Portfolio turnover rate	3%	3%	3%	3%	8%
Net assets at end of year (in 000’s)	$1,156,346	$899,633	$1,017,929	$890,188	$853,187

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$43.80	$41.08	$41.79	$37.44	$28.84

Net investment income (loss) (a)	0.67	0.59	0.60	0.56	0.51
Net realized and unrealized gain (loss) on investments	8.54	4.00	(0.28)	4.30	8.57

Total from investment operations	9.21	4.59	0.32	4.86	9.08

Less dividends and distributions:
From net investment income	(0.62)	(0.61)	(0.52)	(0.51)	(0.48)
From net realized gain on investments	(0.73)	(1.26)	(0.51)	—	—

Total dividends and distributions	(1.35)	(1.87)	(1.03)	(0.51)	(0.48)

Net asset value at end of year	$51.66	$43.80	$41.08	$41.79	$37.44

Total investment return (b)	21.19%	11.34%	0.85%	13.06%	31.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.41%	1.42%	1.43%	1.52%
Net expenses	0.47%	0.53%	0.52%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.48%	0.53%	0.52%	0.53%	0.55%
Portfolio turnover rate	3%	3%	3%	3%	8%
Net assets at end of year (in 000’s)	$897,611	$613,011	$476,730	$423,009	$343,782

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

20	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

21

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

22	MainStay VP S&P 500 Index Portfolio

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or

Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee

23

Notes to Financial Statements (continued)

the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

		Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$173,650	$173,650

Total Fair Value		$173,650	$173,650

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$30,920,292	$30,920,292

Total Realized Gain (Loss)		$30,920,292	$30,920,292

Change in Unrealized Appreciation (Depreciation)

		Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$825,156	$825,156

Total Change in Unrealized Appreciation (Depreciation)		$825,156	$825,156

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$169,944,990	$169,944,990

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for

24	MainStay VP S&P 500 Index Portfolio

the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses the New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

Effective August 4, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to August 4, 2017, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion, exclusive of any applicable waivers/reimbursements. During the year ended December 31, 2017, the effective management fee rate was 0.20%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,696,157 and waived fees/reimbursed expenses in the amount of $124,078.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Invest-

ments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$940,226,819	$1,122,562,825	$(12,223,197)	$1,110,339,628

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$41,910,450	$25,813,383	$54,709	$1,110,339,628	$1,178,118,170

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,741,009	$(3,081,669)	$1,340,660

The reclassifications for the Portfolio are primarily due to corporate actions and equalization adjustments.

25

Notes to Financial Statements (continued)

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$27,855,694	$24,986,645	$24,647,392	$38,038,772

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $390,365 and $50,496, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,324,249	$156,837,862
Shares issued to shareholders in reinvestment of dividends and distributions	617,138	30,517,911
Shares redeemed	(2,134,591)	(102,278,017)

Net increase (decrease)	1,806,796	$85,077,756

Year ended December 31, 2016:
Shares sold	3,752,930	$159,121,032
Shares issued to shareholders in reinvestment of dividends and distributions	920,911	38,994,001
Shares redeemed	(8,902,980)	(369,138,236)

Net increase (decrease)	(4,229,139)	$(171,023,203)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	4,628,729	$220,065,515
Shares issued to shareholders in reinvestment of dividends and distributions	454,310	22,324,428
Shares redeemed	(1,704,821)	(81,965,509)

Net increase (decrease)	3,378,218	$160,424,434

Year ended December 31, 2016:
Shares sold	3,373,427	$142,447,422
Shares issued to shareholders in reinvestment of dividends and distributions	562,456	23,692,162
Shares redeemed	(1,543,767)	(64,672,731)

Net increase (decrease)	2,392,116	$101,466,853

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of

26	MainStay VP S&P 500 Index Portfolio

former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims.

On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay S&P 500 Index Portfolio.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP S&P 500 Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

28	MainStay VP S&P 500 Index Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio.

The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-

30	MainStay VP S&P 500 Index Portfolio

term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the
MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a reduction in the Portfolio’s management fee and implemented an expense limitation agreement, effective August 4, 2017.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

32	MainStay VP S&P 500 Index Portfolio

Other Matters

(Unaudited)

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. There was no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio.

Effective January 1, 2018, the portfolio managers who manage the day-to-day investment operations of the Portfolio transitioned from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay VP S&P 500 Index Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP S&P 500 Index Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761341	MSVPSP11-02/18 (NYLIAC) NI529

MainStay VP Income Builder Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	12.53%	8.72%	6.54%	0.63%
Service Class Shares	6/4/2003	12.25	8.45	6.28	0.88

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[2]	22.40%	11.64%	5.03%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	3.54	2.10	4.01
Blended Benchmark Index[4]	12.62	6.91	4.88
Morningstar World Allocation Category Average[5]	14.79	5.90	4.22

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,053.40	$3.21	$1,022.10	$3.16	0.62%

Service Class Shares	$1,000.00	$1,052.10	$4.50	$1,020.80	$4.43	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.25%–2.25%, due 9/30/22–11/15/26

2.	Goldman Sachs Group, Inc., 2.30%–7.50%, due 2/15/19–10/31/38

3.	Verizon Communications, Inc.

4.	AT&T, Inc.

5.	Vodafone Group PLC (United Kingdom)
6.	British American Tobacco PLC (United Kingdom)

7.	Philip Morris International, Inc.

8.	BCE, Inc. (Canada)

9.	Imperial Brands PLC (United Kingdom)

10.	Morgan Stanley, 2.375%–6.25%, due 7/15/19–8/9/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA and Louis N. Cohen, CFA, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Income Builder Portfolio returned 12.53% for Initial Class shares and 12.25% for Service Class shares. Over the same period, both share classes underperformed the 22.40% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark. Over the same period, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s secondary benchmark, and underperformed the 12.62% return of the Blended Benchmark Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the 14.79% return of the Morningstar World Allocation Category Average2 for the 12 months ended December 31, 2017.

Were there any changes to the Portfolio since the semiannual report?

Effective October 31, 2017, Eric Sappenfield no longer served as a portfolio manager of the Portfolio. Michael Welhoelter, William Priest, Kera Van Valen, and John M. Tobin continue to serve as portfolio managers of the Portfolio for the portion of the Portfolio subadvised by Epoch. Dan Roberts, Michael Kimble and Louis N. Cohen continue to serve as portfolio managers of the Portfolio for the portion of the Portfolio subadvised by MacKay Shields LLC. For more information on this change, see the Prospectus supplement dated August 17, 2017.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used S&P 500® futures, and to a lesser extent Euro Stoxx 50 and Nikkei 225 futures, to enhance the Portfolio’s equity beta.3 The futures added to the Portfolio’s returns. Foreign currency forward contracts were used to hedge exposure to foreign currency but detracted from the Portfolio’s returns.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

During the reporting period, investors tended to deemphasize dividend-producing stocks in favor of stocks with above-average exposure to a cyclical economic upturn. The relative performance of the equity portion of the Portfolio benefited from stock selection in the consumer staples, energy and telecommunication services sectors. Relative performance in the equity portion of the Portfolio was hurt by an overweight position relative to the MSCI World Index in the telecommunication services sector and by stock selection and an underweight position in the information technology sector. Positions in the equity portion of the Portfolio included a diversified group of companies that continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction.

Which sectors were the strongest positive contributors to the relative performance of the equity portion of the Portfolio, and which sectors were particularly weak?

In the equity portion of the Portfolio, the strongest contributions to performance relative to the MSCI World Index came from the consumer staples and energy sectors. (Contributions take weightings and total returns into account.) Strong returns in the consumer staples sector were driven by tobacco and food & beverage stocks. In the energy sector, holdings in the equity portion of the Portfolio, which tend to be larger integrated energy companies, held up better than the sector as a whole. The largest detractor from the relative performance of the equity portion of the Portfolio was the information technology sector, which was the best-performing sector during 2017. The equity portion of the Portfolio suffered from stock selection and an underweight position relative to the Index in the sector. An overweight position in the telecommunication services sector also hurt relative performance in the equity portion of the Portfolio, as this sector lagged the broader market because of price competition among major U.S. wireless providers. Telecommunication services holdings in the equity portion of the Portfolio, however, collectively outperformed the sector as a whole.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Tobacco stocks Philip Morris International and British American Tobacco made strong contributions to absolute performance in the equity portion of the Portfolio. The tobacco industry continued to be rewarded for its consistent cash-flow generation supported by strong pricing power, disciplined cost controls and low reinvestment needs. Shares of both companies rose on

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar World Allocation Category Average.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Income Builder Portfolio

news of further industry consolidation with the proposed merger of Reynolds American and British American Tobacco. Pharmaceutical company AstraZeneca was another strong contributor to absolute performance in the equity portion of the Portfolio, lifted by strong financial results, which conveyed higher confidence about the company’s growth outlook. Shares were further boosted by a favorable report on a cancer drug trial and a new drug marketing approval in China. Cash flow continued to support AstraZenica’s attractive dividend and a broad pipeline of drugs in development that we believed helped justify expectations for future cash-flow growth.

The largest detractor from the absolute performance of the equity portion of the Portfolio was telecommunication services provider Verizon. Shares were pressured by an increasingly competitive environment in the company’s wireless segment, which saw a return to unlimited data offerings from all major carriers. Despite the challenging environment, Verizon remained focused on its network-first strategy, which we believed could allow the company to distinguish its offering from other industry participants over the longer term. Verizon continued to have a well-covered dividend and progressed on its debt-reduction plans. The equity portion of the Portfolio owned a position in Occidental Petroleum, which explores, produces and markets crude oil and natural gas. Occidental’s shares declined along with the slump in the energy sector. We believed that the company was well-positioned in its industry and remained committed to returning cash to shareholders through an attractive dividend. In the equity portion of the Portfolio, shares of semiconductor company QUALCOMM were hurt by a lawsuit from Apple that took issue with the size of royalty payments and the way royalty rates are calculated and determined. In April, QUALCOMM confirmed that royalties were being withheld by contract manufacturers, and Apple declared that it would cease paying contract manufacturers for QUALCOMM’s patents until the dispute was resolved. As a result, the company lowered guidance for the full year. The company remains intent on closing its pending acquisition of industrial and automotive focused NXP Semiconductor. QUALCOMM has paid a growing dividend that has remained covered even without Apple payments. The company has also continued its share repurchase program.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Recent new additions to the equity portion of the Portfolio included Spanish regulated utility company Red Electrica, which owns and operates Spain’s electricity transmission network. The company also has small exposures to regulated transmission operations in Peru and Chile and to the management and leasing of fiber optic networks to telecommunication companies in Spain. Red Electrica has generated cash flows from operating, maintaining and upgrading Spain’s electricity transmission grid and serving as the country’s Transmission System Operator (TSO) that balances the entire electric system’s supply and demand. Operating efficiency improvements are expected to lead to margin expansion and supplement rate base growth. Red Electrica has consistently returned cash to shareholders through an attractive and growing dividend. The equity portion of the Portfolio also added Public Storage, the largest self-storage operator in the United States. The self-storage market has a long history of successfully increasing prices for new and existing tenants, which has driven revenue growth. Expansion is also driven by so-called tuck-in acquisitions (assets bought to be merged into a division of the acquirer), which increase the company’s available rentable space. Public Storage intends to continue acquiring existing storage facilities and building greenfield projects.4 The company has also reinvested in its properties to maintain industry-leading accommodations and amenities. As a REIT, the company has paid out the majority of its cash generation in the form of a growing dividend.

The only sale during the reporting period in the equity portion of the Portfolio was a position in Microchip Technology, the leading supplier of microcontrollers, analog microchips and memory devices. While the company continued to pay a well-covered dividend and remained focused on deleveraging its balance sheet after the Atmel purchase, strong operating performance and a solid demand drove shares higher, compressing the yield. As a result, the equity portion of the Portfolio sold its entire position in Microchip Technology to fund higher-yielding equity opportunities. Overall, we remained confident in the ability of holdings in the equity portion of the Portfolio to continue to generate, grow and return cash to shareholders through cash dividends, share buybacks and debt reduction, and we remained positive on the outlook for the shareholder yield as of December 31, 2017.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Sector weightings in the equity portion of the Portfolio did not change meaningfully during the reporting period. In 2017, a slight weighting increase in the utilities sector and slight weighting decreases in the industrials, telecommunication services and information technology sectors were the largest shifts in the equity portion of the Portfolio.

4.	In the storage industry, greenfield projects typically involve building new storage facilities on suitable undeveloped land; brownfield projects typically involve converting existing structures into storage facilities.

9

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the equity portion of the Portfolio held overweight positions in the utilities, telecommunication services and consumer staples sectors. As of the same date, the equity portion of the Portfolio held underweight positions in the information technology, consumer discretionary and financials sectors. All sector weightings in the equity portion of the Portfolio are the result of individual stock selection.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio outperformed relative to the Bloomberg Barclay’s U.S. Aggregate Bond Index primarily because of an overweight position in credit. Specifically, high-yield corporate bonds, investment-grade corporate bonds and, to a lesser extent, bank loans recorded strong performance as credit spreads5 tightened during the reporting period. Most industries held in the fixed-income portion of the Portfolio generated positive returns, with financials, basic industry, capital goods and technology making the strongest contributions to the Portfolio’s performance. Throughout the reporting period, the fixed-income portion of the Portfolio sought to maintain overweight positions in spread product. Nevertheless, the fixed-income portion of the Portfolio reduced its allocation to high-yield credits in favor of investment-grade credits as spreads continued to narrow during the reporting period.

The U.S. Treasury yield curve6 flattened as the Federal Reserve continued on its slow path toward normalizing policy rates. The flattening, coupled with duration7 management in the fixed-income portion of the Portfolio, also contributed positively to returns in this portion of the Portfolio.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

As of December 31, 2017, the duration of the fixed-income portion of the Portfolio was 5.3 years, which was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant investment decisions for the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio promoted credit risk as the principal driver of performance. We expected credit (investment-grade bonds, high-yield bonds and bank loans) to have returns superior to those on securities such as U.S. Treasury securities and government-backed debt that are more sensitive to interest-rate changes. We believed that fixed-income investors were likely to look for higher yields and spread cushions in credit. Although we continued to believe that credit spreads could tighten modestly, the fixed-income portion of the Portfolio reduced its exposure to high-yield bonds in favor of investment-grade credits as spreads continued to tighten.

During the reporting period, the fixed-income portion of the Portfolio also selectively—and rather moderately—added to its weighting in emerging-market bonds, with a focus on quasi-sovereigns in stable regimes such as Mexico and hard-currency corporates that we believed could provide a margin of safety.

Valuations generally remained fair across credit sectors, but we believed that greater vigilance could be required as we navigate the late stages of the current economic cycle.

During the reporting period, which market segments were the strongest positive contributors to the relative performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio held a position in high-yield credit that was the strongest positive contributor to the performance of the fixed-income portion of the Portfolio relative to the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade credits and emerging-market exposure also contributed positively to returns in the fixed-income portion of the Portfolio. In the credit segment of the fixed-income portion the Portfolio, financial services, basic industrials and technology were the top-performing sectors, while retail bonds lagged the overall market.

5.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term "credit spread" typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term "spread product" refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Income Builder Portfolio

In addition to its overweight position in credit, the fixed-income portion of the Portfolio held underweight positions in sectors of the market that tend to have greater sensitivity to interest-rate movements than the Index as a whole. These sectors included U.S. Treasury securities and mortgage-backed securities, both of which were negatively affected by higher interest rates. As a result, the performance of the fixed-income portion of the Portfolio benefited from its underweight positions in these sectors during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

As credit spreads narrowed during the reporting period, the fixed-income portion of the Portfolio trimmed its weighting in high-yield corporate bonds and increased its weighting in investment-grade corporate bonds. To a lesser degree, the fixed-income portion of the Portfolio increased its weighting in emerging-market debt.

During the reporting period, the fixed-income portion of the Portfolio purchased bonds of Mexican chemical and petrochemical company Mexichem and bonds of storage/information management company Iron Mountain. Both bonds were new issues with coupons that the Subadvisor, MacKay Shields, found attractive, and both companies have been consistent cash generators. The fixed-income portion of the Portfolio sold positions in kidney dialysis center operator Fresenius Medical Care and aircraft leasing company Aviation Capital Group during the reporting period as the Subadvisor identified better ways to deploy these assets.

How did the sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

As credit spreads narrowed during the reporting period, the fixed-income portion of the Portfolio trimmed its allocation to high-yield credits and added to investment-grade corporates. To a lesser degree the fixed-income portion of the Portfolio increased its weighting in emerging-market debt. Exposure to commercial mortgage-backed securities in the fixed-income portion of the Portfolio declined when it was decided not to recycle pay-downs back into the sector.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield credit and high-grade credit. Offsetting these overweight sector positions in the fixed-income portion of the Portfolio were underweight positions in U.S. Treasury securities, agency debentures, mortgage-backed securities and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 49.9%† Asset-Backed Securities 0.1%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.388% (1-month USD-LIBOR-BBA + 0.06%), due 10/25/36 (a)	$16,694	$16,667
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.429% (1-month USD-LIBOR-BBA + 0.10%), due 4/25/37 (a)	2,305	1,610
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.429% (1-month USD-LIBOR-BBA + 0.10%), due 3/25/47 (a)	188,642	125,140
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.378% (1-month USD-LIBOR-BBA + 0.05%), due 11/25/36 (a)	251,446	123,530
Soundview Home Loan Trust Series 2006-EQ2, Class A2 1.438% (1-month USD-LIBOR-BBA + 0.11%), due 1/25/37 (a)	371,909	269,493
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.439% (1-month USD-LIBOR-BBA + 0.11%), due 9/25/37 (a)	311,341	149,019

		685,459

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.637% (3-month USD-LIBOR-BBA + 0.32%), due 5/25/29 (a)	127,135	126,440

Total Asset-Backed Securities (Cost $1,048,510)		811,899

Corporate Bonds 41.8%
Advertising 0.2%
Lamar Media Corp. 5.875%, due 2/1/22	1,105,000	1,128,481

Aerospace & Defense 0.5%
KLX, Inc. 5.875%, due 12/1/22 (b)	1,355,000	1,418,956
Orbital ATK, Inc. 5.50%, due 10/1/23	1,135,000	1,197,425

	Principal Amount	Value
Aerospace & Defense (continued)
Triumph Group, Inc. 4.875%, due 4/1/21	$450,000	$442,125

		3,058,506

Agriculture 0.4%
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	970,000	926,999
♦Philip Morris International, Inc. 1.625%, due 2/21/19	1,260,000	1,253,586
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	165,000	178,475

		2,359,060

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,422,750
American Airlines, Inc.
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	500,000	504,090
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	928,979	944,771
Continental Airlines, Inc.
Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21	283,543	305,695
Series 2003-ERJ-1 7.875%, due 1/2/20	133,692	134,361
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,021,749	1,099,505
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	785,006	871,278
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	435,275	481,022
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	405,575	417,175
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	511,948	552,801

		6,733,448

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (b)	1,315,000	1,341,300

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 1.0%
Ford Motor Co.
6.625%, due 10/1/28	$500,000	$610,639
7.45%, due 7/16/31	455,000	594,782
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	164,716
General Motors Financial Co., Inc.
3.15%, due 6/30/22	320,000	319,751
3.45%, due 4/10/22	1,500,000	1,519,997
3.70%, due 5/9/23	500,000	509,961
4.20%, due 3/1/21	925,000	961,958
Toyota Motor Credit Corp. 2.90%, due 4/17/24	1,670,000	1,687,965

		6,369,769

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	910,000	949,485
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)	1,245,000	1,269,900
Tenneco, Inc. 5.00%, due 7/15/26	605,000	620,125
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (b)	1,150,000	1,217,562

		4,057,072

Banks 7.2%
Bank of America Corp.
3.004%, due 12/20/23 (b)(c)(d)	734,000	735,885
3.50%, due 4/19/26	150,000	153,360
3.705% (3-month USD-LIBOR-BBA + 1.512%), due 4/24/28 (a)	555,000	569,649
5.875%, due 2/7/42	180,000	238,349
6.11%, due 1/29/37	1,105,000	1,412,693
6.30% (3-month USD-LIBOR-BBA + 4.553%), due 3/10/26 (d)(e)	735,000	830,550
Bank of New York Mellon Corp. 4.625% (3-month USD-LIBOR-BBA + 3.131%), due 9/20/26 (d)(e)	1,130,000	1,148,362
Barclays PLC (United Kingdom)
4.95%, due 1/10/47	315,000	349,545
5.20%, due 5/12/26	1,215,000	1,295,630
BB&T Corp.
2.15%, due 2/1/21	815,000	807,290
2.75%, due 4/1/22	1,470,000	1,480,433
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	169,756
CIT Group, Inc. 3.875%, due 2/19/19	890,000	898,900
Citibank N.A. 2.125%, due 10/20/20	1,615,000	1,599,571

	Principal Amount	Value
Banks (continued)
Citigroup, Inc.
3.40%, due 5/1/26	$255,000	$256,523
3.668% (3-month USD-LIBOR-BBA + 1.39%), due 7/24/28 (d)	430,000	436,256
3.70%, due 1/12/26	545,000	561,083
4.05%, due 7/30/22	105,000	109,284
5.30%, due 5/6/44	436,000	514,775
6.625%, due 6/15/32	190,000	242,122
Citizens Bank N.A. 2.55%, due 5/13/21	475,000	473,242
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,248,171
Discover Bank 8.70%, due 11/18/19	795,000	874,161
♦Goldman Sachs Group, Inc.
2.30%, due 12/13/19	625,000	624,599
2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (d)	310,000	307,835
2.908% (3-month USD-LIBOR-BBA + 1.053%), due 6/5/23 (d)	285,000	283,105
3.625%, due 1/22/23	1,330,000	1,373,933
4.017%, due 10/31/38 (c)(d)	810,000	832,997
5.00%, due 11/10/22 (d)(e)	1,095,000	1,077,480
5.25%, due 7/27/21	1,295,000	1,403,509
6.75%, due 10/1/37	159,000	212,844
7.50%, due 2/15/19	740,000	782,058
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,315,371
JPMorgan Chase & Co. (d)
3.54% (3-month USD-LIBOR-BBA + 1.38%), due 5/1/28	800,000	813,877
5.15% (3-month USD-LIBOR-BBA + 3.25%), due 5/1/23 (e)	990,000	1,023,462
Kreditanstalt fuer Wiederaufbau 1.50%, due 2/6/19 (Germany)	2,925,000	2,911,767
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	308,000	322,954
4.65%, due 3/24/26	585,000	617,704
♦Morgan Stanley
2.375%, due 7/23/19	1,565,000	1,566,761
4.875%, due 11/1/22	495,000	533,027
5.00%, due 11/24/25	1,150,000	1,258,378
5.45% (3-month USD-LIBOR-BBA + 3.61%), due 7/15/19 (e)	790,000	810,935
6.25%, due 8/9/26	881,000	1,051,509
PNC Bank N.A.
1.70%, due 12/7/18	1,170,000	1,166,534
2.55%, due 12/9/21	815,000	814,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, due 12/19/23	$70,000	$77,100
6.125%, due 12/15/22	550,000	602,845
Santander Holdings USA, Inc. 4.40%, due 7/13/27 (b)	850,000	869,255
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	790,000	801,386
3.823%, due 11/3/28 (d)	475,000	476,102
State Street Corp. 2.55%, due 8/18/20	915,000	921,069
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	1,535,000	1,503,175
U.S. Bank N.A. 2.00%, due 1/24/20	1,500,000	1,493,668
Wachovia Corp. 5.75%, due 2/1/18	330,000	331,023
Wells Fargo & Co. 3.584% (3-month USD-LIBOR-BBA + 1.31%), due 5/22/28 (d)	855,000	871,636

		45,458,078

Beverages 1.3%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	2,040,000	2,105,234
Coca-Cola Co. 1.375%, due 5/30/19	1,390,000	1,378,352
Constellation Brands, Inc. 4.25%, due 5/1/23	760,000	803,974
Molson Coors Brewing Co. 3.00%, due 7/15/26	750,000	734,085
PepsiCo, Inc.
1.35%, due 10/4/19	800,000	790,484
1.55%, due 5/2/19	600,000	596,694
2.375%, due 10/6/26	800,000	760,797
3.00%, due 10/15/27	1,000,000	996,470

		8,166,090

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,285,074
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,439,820

		2,724,894

Building Materials 0.4%
Johnson Controls International PLC 4.50%, due 2/15/47	470,000	516,337
Masco Corp. 4.375%, due 4/1/26	575,000	606,912

	Principal Amount	Value
Building Materials (continued)
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	$1,000,000	$1,045,300

		2,168,549

Chemicals 1.0%
Air Liquide Finance S.A. (France) (b)
1.375%, due 9/27/19	900,000	885,933
Air Liquide Finance S.A. (France) (b)
1.75%, due 9/27/21	610,000	591,562
Ashland LLC 4.75%, due 8/15/22	1,000,000	1,040,000
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (b)	1,490,000	1,465,862
Dow Chemical Co.
4.125%, due 11/15/21	710,000	744,458
8.55%, due 5/15/19	45,000	48,743
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (b)	625,000	618,750
WR Grace & Co-Conn 5.125%, due 10/1/21 (b)	765,000	804,206

		6,199,514

Commercial Services 0.4%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)	619,000	679,352
Service Corp. International
4.625%, due 12/15/27	370,000	375,409
5.375%, due 1/15/22	1,005,000	1,028,869
United Rentals North America, Inc. 4.625%, due 7/15/23	510,000	527,274

		2,610,904

Computers 0.6%
Apple, Inc.
1.55%, due 2/8/19	310,000	308,989
1.55%, due 8/4/21	545,000	529,479
3.20%, due 5/11/27	320,000	324,064
3.35%, due 2/9/27	1,250,000	1,280,467
3.85%, due 8/4/46	395,000	411,657
International Business Machines Corp. 1.90%, due 1/27/20	785,000	781,405

		3,636,061

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	1,100,000	1,091,898

Diversified Financial Services 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	1,600,000	1,677,251
Air Lease Corp.
2.125%, due 1/15/20	730,000	724,642

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp. (continued)
2.75%, due 1/15/23	$500,000	$492,698
4.25%, due 9/15/24	420,000	440,727
Bear Stearns Cos. LLC 7.25%, due 2/1/18	544,000	546,175
GE Capital International Funding Co. 2.342%, due 11/15/20	4,500,000	4,479,252
International Lease Finance Corp. 5.875%, due 4/1/19	460,000	478,768
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	525,000	545,580
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	425,000	437,601
Springleaf Finance Corp. 6.00%, due 6/1/20	210,000	217,613
Synchrony Financial 4.50%, due 7/23/25	1,735,000	1,813,082

		11,853,389

Electric 1.6%
AEP Transmission Co. LLC 3.10%, due 12/1/26	850,000	851,688
CMS Energy Corp.
3.875%, due 3/1/24	550,000	575,371
5.05%, due 3/15/22	430,000	467,466
6.25%, due 2/1/20	435,000	467,896
Consolidated Edison, Inc. 2.00%, due 3/15/20	435,000	432,629
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	1,120,000	1,330,358
Florida Power & Light Co. 3.70%, due 12/1/47	715,000	745,252
Great Plains Energy, Inc. 5.292%, due 6/15/22 (f)	500,000	543,554
MidAmerican Energy Co.
3.95%, due 8/1/47	300,000	320,587
4.40%, due 10/15/44	790,000	899,421
PECO Energy Co. 4.80%, due 10/15/43	425,000	502,017
Potomac Electric Power Co. 4.15%, due 3/15/43	615,000	670,552
PPL Electric Utilities Corp. 3.95%, due 6/1/47	780,000	843,070
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	795,370
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	386,551
WEC Energy Group, Inc. 3.528% (3-month USD-LIBOR-BBA + 2.113%), due 5/15/67 (a)	480,000	464,150

		10,295,932

	Principal Amount	Value
Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19	$1,600,000	$1,582,669

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	630,115
Waste Management, Inc.
2.40%, due 5/15/23	810,000	794,279
3.15%, due 11/15/27	375,000	374,787

		1,799,181

Food 1.8%
J.M. Smucker Co. 1.75%, due 3/15/18	1,245,000	1,245,384
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	1,290,000	1,299,148
Kraft Heinz Foods Co.
3.00%, due 6/1/26	280,000	269,438
4.875%, due 2/15/25 (b)	831,000	880,996
5.00%, due 6/4/42	585,000	627,719
Kroger Co. 1.50%, due 9/30/19	905,000	892,185
Mondelez International Holdings Netherlands B.V. (Netherlands) (b)
1.625%, due 10/28/19	985,000	970,785
2.00%, due 10/28/21	1,110,000	1,079,880
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	605,000	601,052
3.35%, due 2/1/22	565,000	566,146
Sysco Corp. 3.30%, due 7/15/26	865,000	870,425
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,903,525

		11,206,683

Gas 0.4%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	320,000	323,200
5.625%, due 5/20/24	525,000	546,000
5.75%, due 5/20/27	220,000	222,200
NiSource Finance Corp. 3.49%, due 5/15/27	1,320,000	1,343,550

		2,434,950

Health Care—Products 0.8%
Baxter International, Inc. 3.50%, due 8/15/46	900,000	827,803
Becton Dickinson & Co. 3.70%, due 6/6/27	1,555,000	1,566,989
Medtronic Global Holdings SCA 1.70%, due 3/28/19	1,105,000	1,100,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Stryker Corp. 2.625%, due 3/15/21	$1,220,000	$1,222,878
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	525,000	528,237

		5,246,320

Health Care—Services 0.2%
Cigna Corp. 4.375%, due 12/15/20	135,000	141,428
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	1,255,000	1,258,851

		1,400,279

Home Builders 0.9%
CalAtlantic Group, Inc. 8.375%, due 5/15/18	800,000	816,000
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,124,750
4.50%, due 11/15/19	200,000	205,250
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,160,500
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	730,300
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,430,000	1,526,525

		5,563,325

Housewares 0.3%
Newell Brands, Inc. 3.85%, due 4/1/23	2,000,000	2,069,521

Insurance 2.7%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	81,414
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	1,280,000	1,279,149
Chubb Corp. 3.609% (3-month USD-LIBOR-BBA + 2.25%), due 3/29/67 (a)	730,000	724,525
CNA Financial Corp. 4.50%, due 3/1/26	1,260,000	1,341,045
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	1,295,000	1,290,379
Liberty Mutual Group, Inc. (b)
4.25%, due 6/15/23	295,000	310,851
6.50%, due 3/15/35	130,000	167,984
7.80%, due 3/7/87	1,195,000	1,521,235
Markel Corp. 5.00%, due 4/5/46	870,000	983,872

	Principal Amount	Value
Insurance (continued)
MassMutual Global Funding II (b)
2.10%, due 8/2/18	$350,000	$350,457
2.50%, due 10/17/22	1,270,000	1,256,583
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (b)	735,000	729,715
Oil Insurance, Ltd. 4.677% (3-month USD-LIBOR-BBA + 2.982%), due 1/29/18 (b)(e)	580,000	557,525
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	765,000	767,620
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	1,470,000	1,459,106
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,089,980
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,161,355
Prudential Financial, Inc. 5.625% (3-month USD-LIBOR-BBA + 3.92%), due 6/15/43 (d)	795,000	860,985
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	313,504
XLIT, Ltd. 4.45%, due 3/31/25	985,000	1,007,461

		17,254,745

Internet 1.3%
Alibaba Group Holding, Ltd. 4.00%, due 12/6/37 (China)	1,295,000	1,340,134
Amazon.com, Inc.
3.30%, due 12/5/21	755,000	779,678
3.875%, due 8/22/37 (b)	560,000	594,216
5.20%, due 12/3/25	1,210,000	1,389,012
eBay, Inc. 3.80%, due 3/9/22	1,380,000	1,432,563
Match Group, Inc. 6.375%, due 6/1/24	1,500,000	1,625,625
Priceline Group, Inc. 3.60%, due 6/1/26	795,000	798,405

		7,959,633

Iron & Steel 0.2%
ArcelorMittal 7.50%, due 10/15/39 (Luxembourg)	1,000,000	1,280,000

Lodging 0.8%
Choice Hotels International, Inc. 5.75%, due 7/1/22	1,229,000	1,345,755
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	865,000	873,650
Marriott International, Inc.
2.30%, due 1/15/22	890,000	873,783

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Marriott International, Inc. (continued)
6.75%, due 5/15/18	$865,000	$880,102
7.15%, due 12/1/19	125,000	135,743
MGM Resorts International 6.75%, due 10/1/20	840,000	907,200
Wyndham Worldwide Corp. 4.15%, due 4/1/24	300,000	301,403

		5,317,636

Machinery—Diversified 0.2%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,445,000	1,517,250

Media 1.1%
21st Century Fox America, Inc. 6.65%, due 11/15/37	605,000	832,120
DISH DBS Corp. 5.875%, due 7/15/22	725,000	728,625
Grupo Televisa S.A.B. 6.125%, due 1/31/46 (Mexico)	1,385,000	1,639,738
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (b)	940,000	980,379
Time Warner Entertainment Co., L.P.
8.375%, due 3/15/23	355,000	431,017
8.375%, due 7/15/33	355,000	488,444
Time Warner, Inc. 3.60%, due 7/15/25	1,000,000	1,002,237
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	770,278

		6,872,838

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,487,235

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (b)	455,000	482,148
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (Australia) (b)	1,155,000	1,278,008
Southern Copper Corp. 5.875%, due 4/23/45 (Peru)	720,000	869,642

		2,629,798

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,423,012
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (b)	760,000	764,464

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 3.151% (3-month USD-LIBOR-BBA + 1.735%), due 2/15/67 (a)(b)	$1,295,000	$1,142,838

		3,330,314

Multi-National 0.1%
International Bank For Reconstruction & Development 1.375%, due 4/22/19 (Supranational)	815,000	809,102

Oil & Gas 0.9%
Andeavor 5.125%, due 12/15/26 (b)	450,000	494,516
Chevron Corp. 1.686%, due 2/28/19	700,000	698,176
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	1,465,000	1,612,965
Petroleos Mexicanos 6.75%, due 9/21/47 (Mexico) (b)	1,945,000	2,030,288
Valero Energy Corp. 3.65%, due 3/15/25	1,000,000	1,026,861

		5,862,806

Packaging & Containers 0.5%
Ball Corp. 5.00%, due 3/15/22	1,375,000	1,467,812
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20	823,742	836,098
Sealed Air Corp. 5.50%, due 9/15/25 (b)	750,000	817,500

		3,121,410

Pharmaceuticals 1.1%
Allergan Funding SCS 3.45%, due 3/15/22	1,530,000	1,554,563
Eli Lilly & Co. 3.10%, due 5/15/27	800,000	812,032
Johnson & Johnson
2.25%, due 3/3/22	1,275,000	1,273,409
3.40%, due 1/15/38	1,135,000	1,162,538
Novartis Capital Corp. 1.80%, due 2/14/20 (Switzerland)	1,475,000	1,464,188
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (b)	810,000	824,175

		7,090,905

Pipelines 0.3%
MPLX, L.P. 5.50%, due 2/15/23	925,000	951,899
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (b)	315,000	346,402
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	864,306

		2,162,607

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 1.3%
American Tower Corp. 3.375%, due 10/15/26	$1,080,000	$1,061,083
CoreCivic, Inc. 4.625%, due 5/1/23	310,000	316,975
Crown Castle International Corp.
3.40%, due 2/15/21	920,000	939,540
5.25%, due 1/15/23	1,290,000	1,412,480
Digital Realty Trust, L.P.
2.75%, due 2/1/23	45,000	44,604
3.70%, due 8/15/27	170,000	171,237
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	540,765
Iron Mountain, Inc.
4.875%, due 9/15/27 (b)	790,000	790,000
5.25%, due 3/15/28 (b)	610,000	606,950
5.75%, due 8/15/24	550,000	556,875
Kilroy Realty, L.P. 3.45%, due 12/15/24	720,000	717,937
UDR, Inc. 3.50%, due 7/1/27	725,000	724,832
Welltower, Inc. 4.00%, due 6/1/25	310,000	320,554

		8,203,832

Retail 2.2%
Alimentation Couche-Tard, Inc. (Canada) (b)
3.55%, due 7/26/27	1,610,000	1,608,509
4.50%, due 7/26/47	700,000	728,556
AutoZone, Inc. 3.75%, due 6/1/27	550,000	558,202
Brinker International, Inc. 2.60%, due 5/15/18	835,000	835,000
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (b)	925,000	905,375
CVS Health Corp. 4.00%, due 12/5/23	1,355,000	1,408,814
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(g)	37,864	40,871
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,439,149
Home Depot, Inc. 2.125%, due 9/15/26	690,000	646,019
McDonald’s Corp. 3.70%, due 2/15/42	345,000	336,792
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,010,303
QVC, Inc. 4.85%, due 4/1/24	945,000	993,050
Starbucks Corp. 2.45%, due 6/15/26	785,000	756,737

	Principal Amount	Value
Retail (continued)
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	$390,000	$386,100
5.75%, due 3/1/25	65,000	64,188
TJX Cos., Inc. 2.25%, due 9/15/26	2,310,000	2,167,804

		13,885,469

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC (Netherlands) (b)
4.625%, due 6/15/22	590,000	617,288
4.625%, due 6/1/23	1,420,000	1,485,320
Qorvo, Inc. 7.00%, due 12/1/25	1,360,000	1,518,100
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (b)	1,135,000	1,200,262

		4,820,970

Software 0.7%
Microsoft Corp.
1.85%, due 2/6/20	940,000	937,221
3.70%, due 8/8/46	750,000	781,884
MSCI, Inc. 5.75%, due 8/15/25 (b)	1,315,000	1,411,981
Oracle Corp. 3.80%, due 11/15/37	735,000	770,846
PTC, Inc. 6.00%, due 5/15/24	516,000	546,960

		4,448,892

Telecommunications 1.9%
♦AT&T, Inc. 4.90%, due 8/14/37	1,320,000	1,336,625
Cisco Systems, Inc. 2.45%, due 6/15/20	1,000,000	1,006,542
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	475,000	504,687
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	1,003,469
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	405,000	423,225
Rogers Communications, Inc. 5.45%, due 10/1/43 (Canada)	135,000	163,674
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	1,790,625	1,801,816
T-Mobile USA, Inc. 6.625%, due 4/1/23	1,600,000	1,668,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	135,000	174,150
Telefonica Emisiones SAU (Spain)
4.57%, due 4/27/23	1,139,000	1,231,838

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Telefonica Emisiones SAU (Spain) (continued)
5.213%, due 3/8/47	$620,000	$703,607
5.462%, due 2/16/21	175,000	189,300
♦Verizon Communications, Inc.
4.125%, due 3/16/27	400,000	417,085
5.15%, due 9/15/23	1,055,000	1,173,839

		11,797,857

Textiles 0.3%
Cintas Corp. No 2 3.70%, due 4/1/27	1,540,000	1,602,408

Transportation 0.3%
United Parcel Service, Inc. 2.50%, due 4/1/23	1,620,000	1,610,989
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	370,000	386,188

		1,997,177

Total Corporate Bonds (Cost $257,913,813)		264,008,757

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 525,000	889,498

Total Foreign Bonds (Cost $860,342)		889,498

Loan Assignments 5.0% (a)
Advertising 0.3%
Allied Universal Holdco LLC 2015 Term Loan 5.443% (3-month LIBOR + 3.75%), due 7/28/22	$949,007	938,805
Outfront Media Capital LLC 2017 Term Loan B 3.552% (1-month LIBOR + 2.00%), due 3/18/24	800,000	803,000

		1,741,805

Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 4.693% (3-month LIBOR + 3.00%), due 2/29/24	692,965	695,275
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 11/15/23	865,385	866,466

		1,561,741

	Principal Amount	Value
Chemicals 0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.693% (3-month LIBOR + 2.00%), due 6/1/24	$872,200	$875,173

Commercial Services 0.2%
Global Payments, Inc. Term Loan B2 3.569% (1-month LIBOR + 2.00%), due 4/21/23 (h)	476,400	478,782
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.693% (3-month LIBOR + 4.00%), due 7/14/23	987,538	997,413

		1,476,195

Computers 0.1%
Tempo Acquisition LLC Term Loan 4.569% (1-month LIBOR + 3.00%), due 5/1/24	865,650	862,404

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 4.599% (3-month LIBOR + 3.25%), due 4/3/24	945,250	948,500
Reynolds Group Holdings, Inc. 2017 Term Loan 4.319% (1-month LIBOR + 2.75%), due 2/5/23	296,258	297,551

		1,246,051

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 6.624% (2-month LIBOR + 5.00%), due 1/19/24 (h)	742,500	749,925

Entertainment 0.2%
Regal Cinemas Corp. 2017 Term Loan 3.569% (1-month LIBOR + 2.00%), due 4/1/22	1,290,266	1,290,669

Environmental Controls 0.4%
Advanced Disposal Services, Inc. Term Loan B3 3.739% (1-week LIBOR + 2.25%), due 11/10/23	1,241,000	1,243,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Environmental Controls (continued)
GFL Environmental, Inc. Term Loan B 4.443% (3-month LIBOR + 2.75%), due 9/29/23 (Canada)	$1,259,063	$1,263,784

		2,507,000

Finance 0.2%
First Data Corp. 2024 Term Loan 3.802% (1-month LIBOR + 2.25%), due 4/26/24	922,931	923,260

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 6/27/23	1,910,900	1,922,046

Health Care—Products 0.3%
Ortho-Clinical Diagnostics S.A. Term Loan B 5.443% (3-month LIBOR + 3.75%), due 6/30/21	1,042,200	1,043,665
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.569% (1-month LIBOR + 3.00%), due 5/15/22	1,066,938	1,066,493

		2,110,158

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 4.819% (1-month LIBOR + 3.25%), due 7/27/23	1,323,283	1,330,727
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.693% (3-month LIBOR + 8.00%), due 12/31/23 (h)	600,000	588,000

		1,918,727

Hotels, Motels, Inns & Gaming 0.1%
Scientific Games International, Inc.
2017 Term Loan B4 4.672% (2-month LIBOR + 3.25%), due 8/14/24	627,412	632,412
2017 Term Loan B4 4.819% (1-month LIBOR + 3.25%), due 8/14/24	170,588	171,947

		804,359

	Principal Amount	Value
Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 6.175% (3-month LIBOR + 4.50%), due 8/26/22 (Canada)	$2,488,603	$2,506,230
Prestige Brands, Inc. Term Loan B5 4.319% (1-month LIBOR + 2.75%), due 1/26/24	892,570	897,511

		3,403,741

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 4.693% (3-month LIBOR + 3.00%), due 6/7/23	1,320,605	1,322,462

Iron & Steel 0.2%
Signode Industrial Group U.S., Inc. (h)
Term Loan B 4.319% (1-month LIBOR + 2.75%), due 5/4/21	496,324	497,564
Term Loan B 4.443% (3-month LIBOR + 2.75%), due 5/4/21	459,559	460,708

		958,272

Media 0.3%
Nielsen Finance LLC Term Loan B4 3.432% (1-month LIBOR + 2.00%), due 10/4/23	318,400	319,638
Virgin Media Bristol LLC 2017 Term Loan 3.977% (1-month LIBOR + 2.50%), due 1/15/26	1,300,000	1,299,536

		1,619,174

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 3.696% (3-month LIBOR + 2.25%), due 2/22/24	3,500,000	3,498,541

Transportation 0.1%
XPO Logistics, Inc. 2017 Term Loan B 3.599% (3-month LIBOR + 2.25%), due 11/1/21	565,000	567,772

Total Loan Assignments (Cost $31,195,222)		31,359,475

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.558% (1-month LIBOR + 0.23%), due 12/25/36 (a)(b)	$76,570	$73,206
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	468,451	502,290

		575,496

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18 (Japan)	3,150,000	3,147,486
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.78% (1-year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(g)(h)(i)	273,948	247,534

		3,395,020

Total Mortgage-Backed Securities (Cost $3,969,803)		3,970,516

U.S. Government & Federal Agencies 2.3%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
(zero coupon), due 10/9/19	950,000	914,946
6.00%, due 4/1/37	20,360	21,295

		936,241

♦United States Treasury Notes 2.1%
1.25%, due 7/31/23	8,965,000	8,496,089
1.75%, due 9/30/22	1,400,000	1,371,945
2.00%, due 11/15/26	2,175,000	2,104,907
2.25%, due 11/15/24	1,440,000	1,432,575

		13,405,516

Total U.S. Government & Federal Agencies (Cost $14,459,259)		14,341,757

Total Long-Term Bonds (Cost $309,446,949)		315,381,902

	Shares
Common Stocks 43.6%
Aerospace & Defense 0.8%
BAE Systems PLC (United Kingdom)	425,610	3,292,674
Lockheed Martin Corp.	6,075	1,950,379

		5,243,053

	Shares	Value
Agriculture 3.2%
Altria Group, Inc.	68,670	$4,903,725
♦British American Tobacco PLC (United Kingdom)	85,501	5,771,764
♦Imperial Brands PLC (United Kingdom)	124,106	5,305,007
♦Philip Morris International, Inc.	41,224	4,355,316

		20,335,812

Air Freight & Logistics 1.0%
Deutsche Post A.G., Registered (Germany)	69,986	3,337,913
United Parcel Service, Inc., Class B	23,528	2,803,361

		6,141,274

Auto Components 0.4%
Cie Generale des Etablissements Michelin (France)	18,145	2,602,755

Automobiles 0.6%
Daimler A.G., Registered Shares (Germany)	41,625	3,536,016

Banks 2.0%
Commonwealth Bank of Australia (Australia)	33,533	2,102,027
People’s United Financial, Inc.	96,260	1,800,062
Royal Bank of Canada (Canada)	26,281	2,146,177
Svenska Handelsbanken A.B., Class A (Sweden)	158,640	2,169,839
Wells Fargo & Co.	33,232	2,016,185
Westpac Banking Corp. (Australia)	110,944	2,713,784

		12,948,074

Beverages 0.8%
Coca-Cola Co.	33,320	1,528,722
Diageo PLC (United Kingdom)	44,657	1,643,003
PepsiCo., Inc.	14,980	1,796,401

		4,968,126

Biotechnology 0.5%
AbbVie, Inc.	31,756	3,071,123

Capital Markets 0.8%
BlackRock, Inc.	3,216	1,652,091
CME Group, Inc.	11,549	1,686,732
Singapore Exchange, Ltd. (Singapore)	272,422	1,515,436

		4,854,259

Chemicals 1.3%
Agrium, Inc. (Canada)	16,130	1,854,950
BASF S.E. (Germany)	30,038	3,306,408
DowDuPont, Inc.	42,928	3,057,332

		8,218,690

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Communications Equipment 0.5%
Cisco Systems, Inc.	84,771	$3,246,729

Construction & Engineering 0.4%
Vinci S.A. (France)	24,110	2,463,250

Diversified Telecommunication Services 4.4%
♦AT&T, Inc.	128,018	4,977,340
♦BCE, Inc. (Canada)	111,169	5,340,003
CenturyLink, Inc.	68,392	1,140,779
Deutsche Telekom A.G., Registered (Germany)	198,116	3,516,910
Singapore Telecommunications, Ltd. (Singapore)	617,996	1,649,821
Swisscom A.G., Registered (Switzerland)	6,840	3,639,530
TELUS Corp. (Canada)	61,003	2,311,028
♦Verizon Communications, Inc.	97,630	5,167,556

		27,742,967

Electric Utilities 4.1%
American Electric Power Co., Inc.	29,615	2,178,776
Duke Energy Corp.	54,637	4,595,518
Entergy Corp.	39,979	3,253,891
PPL Corp.	142,406	4,407,466
Red Electrica Corp. S.A. (Spain)	126,448	2,838,654
Southern Co.	42,115	2,025,310
SSE PLC (United Kingdom)	118,545	2,112,708
Terna Rete Elettrica Nazionale S.p.A. (Italy)	764,720	4,444,606

		25,856,929

Electrical Equipment 0.7%
Eaton Corp. PLC	30,045	2,373,855
Emerson Electric Co.	33,130	2,308,830

		4,682,685

Equity Real Estate Investment Trusts 2.0%
Iron Mountain, Inc.	78,660	2,967,842
Public Storage	7,991	1,670,119
Unibail-Rodamco S.E. (France)	16,124	4,062,738
Welltower, Inc.	67,120	4,280,242

		12,980,941

Food Products 0.9%
Nestle S.A., Registered (Switzerland)	32,835	2,823,719
Orkla ASA (Norway)	242,460	2,570,597

		5,394,316

Gas Utilities 0.3%
Gas Natural SDG S.A. (Spain)	86,220	1,991,432

Health Care Providers & Services 0.3%
Sonic Healthcare, Ltd. (Australia)	92,440	1,648,808

	Shares	Value
Hotels, Restaurants & Leisure 0.4%
McDonald’s Corp.	13,237	$2,278,352

Household Products 0.7%
Kimberly-Clark Corp.	20,460	2,468,703
Procter & Gamble Co.	23,060	2,118,753

		4,587,456

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	14,580	2,031,905

Insurance 3.2%
Allianz S.E., Registered (Germany)	16,492	3,789,386
Arthur J. Gallagher & Co.	23,140	1,464,299
Assicurazioni Generali S.p.A. (Italy)	86,004	1,568,516
AXA S.A. (France)	159,316	4,728,224
MetLife, Inc.	34,819	1,760,449
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	21,223	4,602,690
SCOR S.E. (France)	51,919	2,089,685

		20,003,249

Media 0.0%‡
ION Media Networks, Inc. (g)(h)(i)(j)(k)	8	5,429

Multi-Utilities 1.8%
Ameren Corp.	32,985	1,945,785
Dominion Energy, Inc.	44,984	3,646,403
National Grid PLC (United Kingdom)	335,212	3,960,587
WEC Energy Group, Inc.	30,366	2,017,213

		11,569,988

Oil, Gas & Consumable Fuels 4.8%
Enterprise Products Partners, L.P.	105,075	2,785,538
Exxon Mobil Corp.	36,485	3,051,605
Magellan Midstream Partners, L.P.	29,031	2,059,459
Occidental Petroleum Corp.	47,200	3,476,752
Pembina Pipeline Corp. (Canada)	61,490	2,226,261
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	77,499	5,169,958
Snam S.p.A. (Italy)	635,559	3,111,306
Statoil ASA (Norway)	158,032	3,372,130
TOTAL S.A. (France)	90,309	4,989,307

		30,242,316

Personal Products 0.4%
Unilever PLC (United Kingdom)	51,145	2,848,801

Pharmaceuticals 3.9%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	131,351	4,557,880
GlaxoSmithKline PLC (United Kingdom)	254,084	4,536,859
Johnson & Johnson	14,485	2,023,844

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	32,960	$1,854,659
Novartis A.G., Registered (Switzerland)	34,737	2,937,379
Pfizer, Inc.	103,167	3,736,709
Roche Holding A.G. (Switzerland)	11,442	2,894,405
Sanofi (France)	25,040	2,158,677

		24,700,412

Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	44,502	2,054,212
QUALCOMM, Inc.	34,111	2,183,786
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	38,921	1,543,218
Texas Instruments, Inc.	27,934	2,917,427

		8,698,643

Software 0.3%
Microsoft Corp.	20,748	1,774,784

Wireless Telecommunication Services 1.4%
Rogers Communications, Inc., Class B (Canada)	60,449	3,080,158
♦Vodafone Group PLC (United Kingdom)	1,830,308	5,807,302

		8,887,460

Total Common Stocks (Cost $237,448,905)		275,556,170

	Principal Amount
Short-Term Investments 5.1%
Repurchase Agreement 4.1%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $26,089,613 (Collateralized by United States Treasury Inflation Indexed Note with a rate 0.125% and a maturity date 4/15/22, with a Principal Amount of $26,475,000 and a Market Value of $26,612,405)	$26,088,048	26,088,048

Total Repurchase Agreement (Cost $26,088,048)		26,088,048

	Principal Amount	Value
U.S. Government & Federal Agencies 1.0%
United States Treasury Bills 0.811%, due 1/11/18 (l)	$6,440,000	$6,438,139

Total U.S. Government & Federal Agencies (Cost $6,438,139)		6,438,139

Total Short-Term Investments (Cost $32,526,187)		32,526,187

Total Investments (Cost $579,422,041)	98.6%	623,464,259
Other Assets, Less Liabilities	1.4	8,932,527
Net Assets	100.0%	$632,396,786

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2017.

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $293,834, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $252,963, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(j)	Non-income producing security.

(k)	Restricted security.

(l)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

As of December 31, 2017, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Settlement Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.	CAD	8,231,000	$6,430,740	$(120,387)
Euro vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.	EUR	28,275,000	33,581,454	(400,999)
Pound Sterling vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.	GBP	13,352,000	17,745,716	(298,361)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(819,747)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(81)	March 2018	$(10,114,875)	$(10,047,797)	$67,078
10-Year United States Treasury Ultra Note	(23)	March 2018	(3,086,448)	(3,071,938)	14,510
2-Year United States Treasury Note	(171)	March 2018	(36,689,797)	(36,612,703)	77,094
5-Year United States Treasury Note	402	March 2018	46,915,524	46,697,953	(217,571)
Euro Stoxx 50	675	March 2018	28,892,360	28,289,747	(602,613)
Nikkei 225	210	March 2018	21,075,216	21,153,761	78,545
Standard & Poor’s 500 Index Mini	505	March 2018	66,812,586	67,569,000	756,414
United States Treasury Bond	168	March 2018	25,756,888	25,704,000	(52,888)

			$139,561,454	$139,682,023	$120,569

1.	As of December 31, 2017, cash in the amount of $5,706,221 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$811,899	$—	$811,899
Corporate Bonds	—	264,008,757	—	264,008,757
Foreign Bonds	—	889,498	—	889,498
Loan Assignments (b)	—	28,584,496	2,774,979	31,359,475
Mortgage-Backed Securities (c)	—	3,722,982	247,534	3,970,516
U.S. Government & Federal Agencies	—	14,341,757	—	14,341,757

Total Long-Term Bonds	—	312,359,389	3,022,513	315,381,902

Common Stocks (d)	275,550,741	—	5,429	275,556,170
Short-Term Investments
Repurchase Agreement	—	26,088,048	—	26,088,048
U.S. Government & Federal Agencies	—	6,438,139	—	6,438,139

Total Short-Term Investments	—	32,526,187	—	32,526,187

Total Investments in Securities	275,550,741	344,885,576	3,027,942	623,464,259

Other Financial Instruments
Futures Contracts (e)	993,641	—	—	993,641

Total Investments in Securities and Other Financial Instruments	$276,544,382	$344,885,576	$3,027,942	$624,457,900

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$(819,747)	$—	$—	$(819,747)
Futures Contracts (e)	(873,072)	—	—	(873,072)

Total Other Financial Instruments	$(1,692,819)	$—	$—	$(1,692,819)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,774,979 are held within the Loan Assignments section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(c)	The Level 3 security valued at $247,534 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $5,429 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $86,800,315 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets.

As of December 31, 2017, a security with a market value of $1,097,168 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2017 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$—	$—	$—	$2,382	$480,000	$(3,600)	$—	$—	$478,782	$2,382
Electrical Components & Equipment	—	1,359	105	17,211	738,750	(7,500)	—	—	749,925	17,211
Healthcare, Education & Childcare	528,000	1,502	—	58,498	—	—		—	588,000	58,498
Iron & Steel	—	481	246	(1,755)	—	(137,868)	1,097,168	—	958,272	(1,755)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	266,149	—	—	20,778	—	(39,393)	—	—	247,534	20,778
Common Stocks
Media	4,283	—	—	1,146	—	—	—	—	5,429	1,146

Total	$798,432	$3,342	$351	$98,260	$1,218,750	$(188,361)	$1,097,168	$—	$3,027,942	$98,260

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $579,422,041)	$623,464,259
Cash collateral on deposit at broker for futures contracts	5,706,221
Due from custodian	1,656,807
Cash denominated in foreign currencies (identified cost $96,773)	97,237
Cash	6,700
Receivables:
Dividends and interest	4,122,324
Fund shares sold	452,201
Investment securities sold	445,501

Total assets	635,951,250

Liabilities
Payables:
Investment securities purchased	1,669,554
Variation margin on futures contracts	379,299
Manager (See Note 3)	305,479
Fund shares redeemed	128,365
NYLIFE Distributors (See Note 3)	89,918
Professional fees	57,844
Shareholder communication	43,690
Trustees	768
Accrued expenses	6,559
Interest expense and fees payable	53,241
Unrealized depreciation on foreign currency forward contracts	819,747

Total liabilities	3,554,464

Net assets	$632,396,786

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,750
Additional paid-in capital	562,793,050

562,829,800
Undistributed net investment income	819,745
Accumulated net realized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	25,388,698
Net unrealized appreciation (depreciation) on investments and futures contracts	44,162,787
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(804,244)

Net assets	$632,396,786

Initial Class
Net assets applicable to outstanding shares	$207,056,349

Shares of beneficial interest outstanding	11,973,072

Net asset value per share outstanding	$17.29

Service Class
Net assets applicable to outstanding shares	$425,340,437

Shares of beneficial interest outstanding	24,776,489

Net asset value per share outstanding	$17.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$11,463,645
Dividends (a)	9,835,413

Total income	21,299,058

Expenses
Manager (See Note 3)	3,439,129
Distribution/Service—Service Class (See Note 3)	991,595
Professional fees	104,866
Shareholder communication	93,093
Interest expense	58,060
Custodian	20,231
Trustees	14,540
Miscellaneous	36,496

Total expenses	4,758,010

Net investment income (loss)	16,541,048

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	17,448,869
Futures transactions	19,278,412
Foreign currency forward transactions	(3,212,448)
Foreign currency transactions	130,265

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	33,645,098

Net change in unrealized appreciation (depreciation) on:
Investments	21,844,435
Futures contracts	(474,026)
Unfunded commitments	(521)
Foreign currency forward contracts	(2,025,186)
Translation of other assets and liabilities in foreign currencies	220,460

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	19,565,162

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	53,210,260

Net increase (decrease) in net assets resulting from operations	$69,751,308

(a)	Dividends recorded net of foreign withholding taxes in the amount of $599,962.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,541,048	$17,809,226
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	33,645,098	(3,822,586)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	19,565,162	32,494,139

Net increase (decrease) in net assets resulting from operations	69,751,308	46,480,779

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(6,473,138)	(8,818,603)
Service Class	(11,725,551)	(13,805,638)

	(18,198,689)	(22,624,241)

From net realized gain on investments:
Initial Class	(1,083,887)	(1,109,115)
Service Class	(1,963,370)	(1,918,180)

	(3,047,257)	(3,027,295)

Total dividends and distributions to shareholders	(21,245,946)	(25,651,536)

Capital share transactions:
Net proceeds from sale of shares	75,906,267	79,279,643
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,245,946	25,651,536
Cost of shares redeemed	(77,068,122)	(77,501,384)

Increase (decrease) in net assets derived from capital share transactions	20,084,091	27,429,795

Net increase (decrease) in net assets	68,589,453	48,259,038

Net Assets
Beginning of year	563,807,333	515,548,295

End of year	$632,396,786	$563,807,333

Undistributed net investment income at end of year	$819,745	$5,496,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.94	$15.31	$17.30	$17.70	$15.63

Net investment income (loss) (a)	0.49	0.54	0.64	0.80	0.69
Net realized and unrealized gain (loss) on investments	1.62	0.72	(1.36)	0.36	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.14)	0.14	0.14	0.23	(0.08)

Total from investment operations	1.97	1.40	(0.58)	1.39	2.83

Less dividends and distributions:
From net investment income	(0.54)	(0.68)	(0.80)	(1.04)	(0.76)
From net realized gain on investments	(0.08)	(0.09)	(0.61)	(0.75)	—

Total dividends and distributions	(0.62)	(0.77)	(1.41)	(1.79)	(0.76)

Net asset value at end of year	$17.29	$15.94	$15.31	$17.30	$17.70

Total investment return (b)	12.53%	9.30%	(3.50%)	8.10%	18.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%	3.47%	3.79%	4.44%	4.05%
Net expenses (including interest expense and fees)	0.62%	0.63%	0.63%	0.63%	0.64%
Interest expense and fees	0.01%	—	—	—	—
Portfolio turnover rate	26%	28%	35%	13%	22%
Net assets at end of year (in 000’s)	$207,056	$202,450	$206,198	$234,670	$234,999

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$15.83	$15.21	$17.20	$17.57	$15.54

Net investment income (loss) (a)	0.44	0.50	0.59	0.74	0.63
Net realized and unrealized gain (loss) on investments	1.62	0.72	(1.35)	0.38	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.14)	0.14	0.14	0.23	(0.08)

Total from investment operations	1.92	1.36	(0.62)	1.35	2.77

Less dividends and distributions:
From net investment income	(0.50)	(0.65)	(0.76)	(0.97)	(0.74)
From net realized gain on investments	(0.08)	(0.09)	(0.61)	(0.75)	—

Total dividends and distributions	(0.58)	(0.74)	(1.37)	(1.72)	(0.74)

Net asset value at end of year	$17.17	$15.83	$15.21	$17.20	$17.57

Total investment return (b)	12.25%	9.03%	(3.74%)	7.83%	18.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.65%	3.20%	3.54%	4.12%	3.75%
Net expenses (including interest expense and fees)	0.87%	0.88%	0.88%	0.88%	0.89%
Interest expense and fees	0.01%	—	—	—	—
Portfolio turnover rate	26%	28%	35%	13%	22%
Net assets at end of year (in 000’s)	$425,340	$361,357	$309,350	$284,391	$196,833

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

30	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

31

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government

32	MainStay VP Income Builder Portfolio

and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio

33

Notes to Financial Statements (continued)

intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds

34	MainStay VP Income Builder Portfolio

margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

35

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

36	MainStay VP Income Builder Portfolio

Fair value of derivative instruments as of December 31, 2017: Asset Derivatives
	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$834,959	$158,682	$993,641

Total Fair Value		$—	$834,959	$158,682	$993,641

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(602,613)	$(270,459)	$(873,072)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(819,747)	—	—	(819,747)

Total Fair Value		$(819,747)	$(602,613)	$(270,459)	$(1,692,819)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$17,968,394	$1,310,018	$19,278,412
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(3,212,448)	—	—	(3,212,448)

Total Realized Gain (Loss)		$(3,212,448)	$17,968,394	$1,310,018	$16,065,964

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(589,525)	$115,499	$(474,026)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(2,025,186)	—	—	(2,025,186)

Total Change in Unrealized Appreciation (Depreciation)		$(2,025,186)	$(589,525)	$115,499	$(2,499,212)

37

Notes to Financial Statements (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$107,981,443	$70,709,896	$178,691,339
Futures Contracts Short	$—	$—	$(28,004,453)	$(28,004,453)
Forward Contracts Long (a)	$30,207,403	$—	$—	$30,207,403
Forward Contracts Short	$(76,669,978)	$—	$—	$(76,669,978)

(a)	Positions were open eight months during the reporting year.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as a Subadvisor to the Portfolio and is responsible for the overall asset allocation decisions of the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.57%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,439,129.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$579,955,045	$50,876,742	$(7,367,528)	$43,509,214

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,497,687	$21,544,581	$—	$43,524,718	$69,566,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to partnerships and mark to market of forward foreign currency contracts.

38	MainStay VP Income Builder Portfolio

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(3,019,126)	$3,019,207	$(81)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss) and partnerships.

The Portfolio utilized $7,382,609 of capital loss carryforwards during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$21,245,946	$—	$22,624,255	$3,027,281

Note 5–Restricted Securities

Security	Date of Acquisition	Shares	Cost	12/31/17 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$5,429	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $17,388 and $9,580, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $173,214 and $133,174, respectively.

39

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	370,774	$6,169,091
Shares issued to shareholders in reinvestment of dividends and distributions	452,531	7,557,025
Shares redeemed	(1,548,361)	(25,938,117)

Net increase (decrease)	(725,056)	$(12,212,001)

Year ended December 31, 2016:
Shares sold	315,429	$4,989,943
Shares issued to shareholders in reinvestment of dividends and distributions	630,119	9,927,718
Shares redeemed	(1,713,230)	(26,757,579)

Net increase (decrease)	(767,682)	$(11,839,918)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	4,202,996	$69,737,176
Shares issued to shareholders in reinvestment of dividends and distributions	825,439	13,688,921
Shares redeemed	(3,076,815)	(51,130,005)

Net increase (decrease)	1,951,620	$32,296,092

Year ended December 31, 2016:
Shares sold	4,756,439	$74,289,700
Shares issued to shareholders in reinvestment of dividends and distributions	1,004,581	15,723,818
Shares redeemed	(3,272,535)	(50,743,805)

Net increase (decrease)	2,488,485	$39,269,713

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP Income Builder Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Income Builder Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”)with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as a subadvisor to the Portfolio, and Epoch together with responses from New York Life Investments, Epoch and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, Epoch and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive ses-

sion with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Epoch

42	MainStay VP Income Builder Portfolio

and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Epoch and MacKay Shields and continuous analysis of, and interactions with, Epoch and MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as Epoch’s and MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay Shields provide to the Portfolio. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Portfolio and managing other portfolios and Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’, Epoch’s and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board reviewed Epoch’s and MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New

44	MainStay VP Income Builder Portfolio

York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder serv-

ices. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

45

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay VP Income Builder Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

48	MainStay VP Income Builder Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761331	MSVPIB11-02/18 (NYLIAC) NI522

MainStay VP Bond Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	3.85%	2.28%	4.24%	0.53%
Service Class Shares	6/4/2003	3.59	2.03	3.98	0.78

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[2]	3.54%	2.10%	4.01%
Morningstar Intermediate-Term Bond Category Average[3]	3.71	2.05	4.06

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities
(agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,013.80	$2.59	$1,022.60	$2.60	0.51%

Service Class Shares	$1,000.00	$1,012.50	$3.86	$1,021.40	$3.87	0.76%

1.	Expenses are equal to the Portfolio's annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.125%–2.25%, due 10/31/19–11/15/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 8/1/18–11/1/47

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.00%, due 7/15/31–7/20/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–7.00%, due 12/1/18–1/1/48

5.	Federal Home Loan Mortgage Corporation, 1.25%–6.25%, due 1/25/19–7/15/32
6.	Federal National Mortgage Association, 0.875%–6.25%, due 7/26/19–5/15/29

7.	United States Treasury Bonds, 2.75%–4.25%, due 5/15/39–8/15/47

8.	Morgan Stanley Bank of America Merrill Lynch Trust, 3.175%–4.259%, due 10/15/46–9/15/49

9.	GS Mortgage Securities Trust, 3.143%–4.018%, due 6/10/47–10/10/49

10.	AT&T, Inc., 4.45%–4.90%, due 4/1/24–8/14/37

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and Kenneth Sommer of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Bond Portfolio returned 3.85% for Initial Class shares and 3.59% for Service Class shares. Over the same period, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 3.71% return of the Morningstar Intermediate-Term Bond Category Average2 for the 12 months ended December 31, 2017.

Were there any changes to the Portfolio during the reporting period?

Effective November 6, 2017, George Cherpelis no longer served as a portfolio manager of the Portfolio. Effective the same day, Kenneth Sommer became a portfolio manager of the Portfolio. For more information, please see the Prospectus supplement dated November 6, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio had overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. The Portfolio had underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and agency mortgage-backed securities throughout the reporting period. The Portfolio’s positive excess return in relation to the benchmark during the reporting period was driven by the Portfolio’s overweight position in U.S. corporates, particularly the banking subsector. Overweight positions in asset-backed securities and commercial mortgage-backed securities also added to the Portfolio’s relative performance during the reporting period. In the non-corporate sector, the Portfolio’s underweight position relative to the benchmark detracted from relative performance. The Portfolio’s underweight position in the mortga ge-backed securities sector also detracted from relative performance during the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio’s use of derivatives was limited to interest-rate derivatives used to keep the duration of the Portfolio in line with the Subadvisor’s target. These interest-rate derivatives had a slightly negative overall impact on the Portfolio’s performance during the reporting period.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, the Portfolio maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. There were two occasions during which the duration of the Portfolio was shorter than that of the benchmark. This strategy had a slightly negative impact on the Portfolio’s performance. As of December 31, 2017, the effective duration of the Portfolio was 5.90 years, which compared to a duration of 5.89 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. In March 2017, we increased the Portfolio’s allocation to investment-grade corporate bonds because of better valuations in the sector. The new-issue calendar was extremely active, leading to wider credit spreads4 among secondary bonds and new issues. This dynamic presented a good opportunity to increase the Portfolio’s allocation to investment-grade corporate bonds at wider credit spreads. Toward the start of the reporting period, we decreased the Portfolio’s allocation to mortgage-backed securities. Our expectation was that volatility in the sector would increase because of a new U.S. administration and a rising interest-rate environment. The Federal Reserve was also expected to begin its balance sheet reduction in 2017, reducing its agency mortgage-backed securities position and requiring other investors to replace the Federal Reserve by investing in the sector. This turn of events led us to reduce the Portfolio’s mortgage-backed securities position because we anticipated

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

8	MainStay VP Bond Portfolio

that the sector would underperform the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the financials, industrials and utilities sectors. This positioning benefited the Portfolio’s performance relative to the Index. In financials, overweight positions among banks had the greatest positive impact on the Portfolio’s absolute performance. Overweight positions in Bank of America, Morgan Stanley and Citigroup all contributed positively to absolute performance. In industrials, the best-performing subsectors for the Portfolio were basic materials, capital goods and communications. Automaker General Motors, telecommunications company Telefonica and diversified energy company First Energy were among the strongest performers in the Portfolio.

Allocations that detracted from the Portfolio’s absolute performance included technology, consumer non-cyclical and the non-corporate sectors. In technology, the Portfolio’s underperformance was driven primarily by an underweight sector position relative to the Bloomberg Barclays U.S. Aggregate Bond Index. In the non-corporate sectors, the Portfolio’s underweight positions relative to the Index in the sovereign subcomponent detracted from absolute performance. In the mortgage-backed securities sector, an underweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in 30-year agency mortgage-backed securities detracted from the Portfolio’s absolute performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio held overweight allocations to the financials, industrials and utilities sectors. During the first half of the reporting period, these weightings were increased because we anticipated strong corporate earnings and a heavy new-issue calendar. The increase in the Portfolio’s overweight position relative to the benchmark was primarily concentrated in the banking subsector. Toward the end of the reporting period, we slightly reduced the Portfolio’s overweight position relative to the benchmark in corporates. We still have a favorable view of the asset class, but we feel that the technical backdrop could weaken in the short term, as record supply has left dealers with elevated inventory. Throughout the reporting period, we decreased the Portfolio’s weighting in U.S. Treasury securities as we sought to fund purchases in spread assets.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities. As of the same date, the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. At the end of the reporting period, the largest overweight allocation in spread assets was to asset-backed securities.

As of December 31, 2017, the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the Portfolio also held an underweight position relative to the Index in the agency mortgage-backed securities sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value

Long-Term Bonds 97.2%† Asset-Backed Securities 8.0%
Auto Floor Plan Asset-Backed Securities 0.1%
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$600,000	$598,172

Automobile 0.2%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	1,700,000	1,694,281

Home Equity 0.2%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	157,721	160,348
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,091,643	596,936
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.752%, due 6/25/33 (b)	1,175,207	1,172,457

		1,929,741

Other Asset-Backed Securities 7.5%
AIMCO CLO (a)
Series 2014-AA, Class AR 2.407% (3-month USD-LIBOR-BBA + 1.10%), due 7/20/26 (c)	2,100,000	2,103,503
Series 2015-AA, Class AR 2.40%, due 1/15/28 (d)(e)	1,500,000	1,500,000
Apidos CLO XXV Series 2016-25A, Class A1 2.767% (3-month USD-LIBOR-BBA + 1.46%), due 10/20/28 (a)(c)	5,300,000	5,316,319
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.493% (3-month USD-LIBOR-BBA + 1.19%), due 4/17/26 (a)(c)	750,000	750,785
Bain Capital Credit CLO Series 2016-2A, Class A 2.724% (3-month USD-LIBOR-BBA + 1.42%), due 1/15/29 (a)(c)	3,475,000	3,495,933
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	2,185,333	2,215,905
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.543% (3-month USD-LIBOR-BBA + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,617,690

	Principal Amount	Value

Other Asset-Backed Securities (continued)
Dryden Senior Loan Fund Series 2014-33A, Class AR 2.734% (3-month USD-LIBOR-BBA + 1.43%), due 10/15/28 (a)(c)	$700,000	$705,570
Dryden XXXI Senior Loan Fund Series 2014-31A, Class AR 2.384% (3-month USD-LIBOR-BBA + 1.08%), due 4/18/26 (a)(c)	4,300,000	4,309,602
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	964,200	956,944
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	497,500	503,226
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.685% (3-month USD-LIBOR-BBA + 1.37%), due 11/15/26 (a)(c)	2,500,000	2,508,785
Galaxy XVI CLO, Ltd. Series 2013-16A, Class A1R 2.444% (3-month USD-LIBOR-BBA + 1.13%), due 11/16/25 (a)(c)	1,000,000	1,001,065
Highbridge Loan Management, Ltd. Series 2015-6A, Class A 2.762% (3-month USD-LIBOR-BBA + 1.45%), due 5/5/27 (a)(c)	1,000,000	1,001,198
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (a)	849,874	843,877
HPS Loan Management, Ltd. Series 2011-A-17, Class A 2.494% (3-month USD-LIBOR-BBA + 1.26%), due 5/6/30 (a)(c)	3,000,000	3,006,387
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.791%, due 10/25/30 (b)	782,479	565,876
Magnetite VIII, Ltd. Series 2014-8A, Class AR 2.604% (3-month USD-LIBOR-BBA + 1.30%), due 4/15/26 (a)(c)	5,000,000	5,007,570
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.634% (3-month USD-LIBOR-BBA + 1.33%), due 4/15/27 (a)(c)	500,000	503,272
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (a)	467,435	460,908
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1R 2.354% (3-month USD-LIBOR-BBA + 1.05%), due 7/15/27 (a)(c)	2,000,000	2,007,316

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 2.457% (3-month USD-LIBOR-BBA + 1.14%), due 11/18/26 (a)(c)	$2,906,000	$2,914,506
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (a)	361,929	361,085
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 2.567% (3-month USD-LIBOR-BBA + 1.28%), due 7/25/30 (a)(c)	1,500,000	1,509,831
THL Credit Wind River CLO, Ltd.
Series 2017-4A, Class A 2.656%, due 11/20/30 (d)	2,243,000	2,243,821
Series 2012-1A, Class AR 2.754% (3-month USD-LIBOR-BBA + 1.45%), due 1/15/26 (a)(c)	2,500,000	2,520,577
TIAA CLO III Ltd Series 2017-2A, Class A 2.627%, due 1/16/31 (a)(d)(e)	4,300,000	4,300,000
Volvo Financial Equipment LLC Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	900,000	898,823
Voya CLO, Ltd. (a)(c)
Series 2014-2A, Class A1R 2.554% (3-month USD-LIBOR-BBA + 1.25%), due 4/17/30	1,900,000	1,912,209
Series 2014-1A, Class A1R 2.634% (3-month USD-LIBOR-BBA + 1.33%), due 4/18/26	2,640,000	2,646,434
VSE VOI Mortgage LLC
Series 2016-A, Class A 2.54%, due 7/20/33 (a)	2,796,335	2,771,147

		63,460,164

Total Asset-Backed Securities (Cost $68,253,293)		67,682,358

Corporate Bonds 33.3%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	2,000,000	2,132,442

Auto Manufacturers 2.2%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	2,925,000	2,937,528
Ford Motor Co. 5.291%, due 12/8/46	4,250,000	4,624,889
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	2,525,000	2,647,692

	Principal Amount	Value

Auto Manufacturers (continued)
General Motors Co.
4.875%, due 10/2/23	$2,900,000	$3,138,302
5.15%, due 4/1/38	5,000,000	5,330,768

		18,679,179

Banks 8.7%
ABN AMRO Bank N.V. 2.10%, due 1/18/19 (a)	6,140,000	6,131,969
Bank of America Corp.
2.816% (3-month USD-LIBOR-BBA + 0.93%), due 7/21/23 (f)	1,745,000	1,741,592
4.443% (3-month USD-LIBOR-BBA + 1.99%), due 1/20/48 (f)	3,000,000	3,380,872
4.45%, due 3/3/26	1,570,000	1,675,824
5.00%, due 1/21/44	2,000,000	2,415,960
Capital One N.A. 2.95%, due 7/23/21	3,300,000	3,319,657
Citigroup, Inc.
4.60%, due 3/9/26	2,345,000	2,495,600
5.30%, due 5/6/44	4,000,000	4,722,705
Citizens Bank N.A. 2.25%, due 10/30/20	2,950,000	2,922,710
Credit Agricole S.A. (a)
3.25%, due 10/4/24	2,575,000	2,557,676
3.375%, due 1/10/22	1,800,000	1,828,080
Credit Suisse Group A.G. 4.282%, due 1/9/28 (a)	2,000,000	2,085,199
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,990,000	2,052,764
Discover Bank 3.20%, due 8/9/21	800,000	811,550
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,112,758
Goldman Sachs Group, Inc.
2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (f)	1,125,000	1,117,144
4.80%, due 7/8/44	575,000	655,819
5.15%, due 5/22/45	2,475,000	2,870,120
HBOS PLC 6.75%, due 5/21/18 (a)	7,547,000	7,674,952
HSBC Bank PLC 4.75%, due 1/19/21 (a)	1,500,000	1,594,892
JPMorgan Chase & Co. 5.40%, due 1/6/42	1,925,000	2,417,352
Mitsubishi UFJ Financial Group, Inc. 2.95%, due 3/1/21	2,500,000	2,522,815
Morgan Stanley
4.10%, due 5/22/23	2,032,000	2,117,021
4.35%, due 9/8/26	1,556,000	1,630,468
4.375%, due 1/22/47	4,000,000	4,384,728
Santander UK Group Holdings PLC 3.823%, due 11/3/28 (f)	1,975,000	1,979,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
UBS Group Funding Switzerland A.G. 4.253%, due 3/23/28 (a)	$1,600,000	$1,685,902
Wells Fargo & Co. 4.75%, due 12/7/46	1,000,000	1,117,639

		74,023,349

Building Materials 1.7%
CRH America, Inc. 5.125%, due 5/18/45 (a)	3,200,000	3,730,832
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,946,606
Masco Corp.
4.45%, due 4/1/25	3,175,000	3,366,453
4.50%, due 5/15/47	3,000,000	3,052,509

		14,096,400

Chemicals 1.3%
Mosaic Co. 4.05%, due 11/15/27	1,475,000	1,478,867
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,789,564
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	2,140,000	2,134,650
Westlake Chemical Corp. 3.60%, due 8/15/26	2,000,000	2,011,549

		11,414,630

Diversified Financial Services 0.4%
Discover Financial Services
3.85%, due 11/21/22	3,302,000	3,391,626
5.20%, due 4/27/22	350,000	376,727

		3,768,353

Electric 3.4%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,287,918
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,540,576
Dominion Energy, Inc. 4.104%, due 4/1/21 (b)	475,000	494,308
Electricite de France S.A. 2.35%, due 10/13/20 (a)	2,000,000	1,997,483
Emera U.S. Finance, L.P. 4.75%, due 6/15/46	2,350,000	2,572,836
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,862,587
Exelon Corp.
3.497%, due 6/1/22	2,750,000	2,802,525
5.10%, due 6/15/45	3,000,000	3,540,998
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,644,933

	Principal Amount	Value

Electric (continued)
Great Plains Energy, Inc. 4.85%, due 6/1/21	$385,000	$407,778
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	952,489
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,440,914
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,568,919

		29,114,264

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	1,700,000	1,727,008

Food 0.9%
Ingredion, Inc. 4.625%, due 11/1/20	2,150,000	2,258,464
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,310,678
McCormick & Co., Inc. 3.15%, due 8/15/24	3,725,000	3,744,737

		7,313,879

Forest Products & Paper 0.4%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	1,850,000	1,831,500
5.50%, due 1/17/27	1,750,000	1,876,875

		3,708,375

Gas 0.4%
NiSource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,499,905
5.65%, due 2/1/45	1,800,000	2,253,989

		3,753,894

Health Care—Products 0.6%
Becton Dickinson & Co. 2.894%, due 6/6/22	5,000,000	4,968,723

Health Care—Services 0.7%
Anthem, Inc. 3.65%, due 12/1/27	2,600,000	2,650,252
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	2,975,000	2,979,629

		5,629,881

Insurance 1.0%
Farmers Exchange Capital III 5.454% (3-month USD-LIBOR-BBA + 3.454%), due 10/15/54 (a) (f)	3,000,000	3,233,400
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	4,944,000	5,326,625

		8,560,025

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel 0.7%
Carpenter Technology Corp. 4.45%, due 3/1/23	$1,825,000	$1,860,601
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,742,030

		5,602,631

Media 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	1,750,000	1,782,622
Discovery Communications LLC 3.95%, due 3/20/28	2,250,000	2,237,975

		4,020,597

Mining 0.9%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	3,950,000	4,134,155
4.875%, due 5/14/25	3,625,000	3,841,289

		7,975,444

Multi-National 0.4%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	3,000,000	2,983,617

Oil & Gas 1.8%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,975,000	3,141,708
Cenovus Energy, Inc. 4.25%, due 4/15/27	2,200,000	2,194,701
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	3,052,683
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,239,375
Petroleos Mexicanos
3.50%, due 1/30/23	1,575,000	1,541,925
4.875%, due 1/24/22	1,450,000	1,511,262

		15,681,654

Pipelines 2.2%
Energy Transfer, L.P. 6.50%, due 2/1/42	1,300,000	1,472,010
Energy Transfer, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,247,628
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	4,107,840
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	464,946
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,774,520

	Principal Amount	Value

Pipelines (continued)
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	$2,350,000	$2,334,975

		18,401,919

Real Estate Investment Trusts 1.3%
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,868,798
Realty Income Corp. 3.25%, due 10/15/22	3,000,000	3,048,346
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,109,206
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	5,155,982

		11,182,332

Software 0.3%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,130,610
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,446,527

		2,577,137

Telecommunications 2.9%
♦AT&T, Inc.
4.45%, due 4/1/24	2,000,000	2,115,624
4.50%, due 5/15/35	2,500,000	2,485,165
4.90%, due 8/14/37	5,000,000	5,062,973
Deutsche Telekom International Finance B.V. 2.82%, due 1/19/22 (a)	2,050,000	2,052,601
Orange S.A. 5.375%, due 1/13/42	1,675,000	2,020,567
Telefonica Emisiones SAU 5.213%, due 3/8/47	4,000,000	4,539,404
Verizon Communications, Inc.
4.272%, due 1/15/36	866,000	861,498
4.50%, due 8/10/33	5,000,000	5,244,148

		24,381,980

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,656,673

Total Corporate Bonds (Cost $270,199,339)		283,354,386

Foreign Government Bonds 0.1%
Poland 0.0% ‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	383,250

Republic of Korea 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	599,447

Total Foreign Government Bonds (Cost $947,636)		982,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value

Mortgage-Backed Securities 6.5%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (d)	$2,300,000	$2,390,956
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,497,354

		4,888,310

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.4%
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class A4 2.941%, due 10/10/49	3,000,000	2,968,536
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,158,468
COMM Mortgage Trust
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,613,335
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	2,987,068
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,416,788
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,008,673
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,743,649
♦GS Mortgage Securities Trust
Series 2016-GS3, Class AS 3.143%, due 10/10/49	4,000,000	3,908,480
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,739,056
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (d)	3,000,000	3,131,581
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	1,890,718	1,903,624
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,173,676
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-JP3, Class A2 2.435%, due 8/15/49	1,100,000	1,091,900
♦Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C30, Class AS 3.175%, due 9/15/49	4,000,000	3,896,084
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,024,053

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2013-C13, Class A4 4.039%, due 11/15/46	$2,900,000	$3,072,969
Series 2013-C12, Class A4 4.259%, due 10/15/46 (d)	2,600,000	2,782,849
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,882,668
Series 2016-LC24, Class A2 2.501%, due 10/15/49	1,500,000	1,493,259
Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	510,879

		45,507,595

Whole Loan (Collateralized Mortgage Obligations) 0.5%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (d)	244,691	223,784
JPMorgan Mortgage Trust (a) (d)
Series 2014-2, Class 1A1 3.00%, due 6/25/29	2,327,797	2,341,892
Series 2015-6, Class A5 3.50%, due 10/25/45	1,522,590	1,544,893
TBW Mortgage-Backed Trust Series 2006-6, Class A2B 5.66%, due 1/25/37 (b)	1,076,535	529,621

		4,640,190

Total Mortgage-Backed Securities (Cost $56,229,854)		55,036,095

Municipal Bonds 1.2%
California 0.3%
Sacramento Municipal Utility District, Revenue Bonds 6.322%, due 5/15/36	1,650,000	2,170,113

Connecticut 0.2%
State of Connecticut Special Tax Revenue, Revenue Bonds 5.74%, due 12/1/29	1,720,000	2,009,854

Texas 0.7%
Dallas Area Rapid Transit, Revenue Bonds 5.022%, due 12/1/48	700,000	875,693
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	2,000,000	2,376,580
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,587,547

		5,839,820

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Washington 0.0% ‡
City of Seattle, Washington, Water System Revenue, Revenue Bonds 5.62%, due 8/1/30	$340,000	$411,703

Total Municipal Bonds (Cost $9,920,159)		10,431,490

U.S. Government & Federal Agencies 48.1%
Federal Home Loan Bank 0.8%
1.375%, due 9/28/20	2,900,000	2,849,464
1.50%, due 10/21/19	1,600,000	1,588,330
2.50%, due 12/10/27	3,000,000	2,928,918

		7,366,712

♦Federal Home Loan Mortgage Corporation 2.4%
1.25%, due 8/15/19	2,000,000	1,978,668
1.35%, due 1/25/19	3,500,000	3,478,759
1.375%, due 8/15/19	4,200,000	4,163,960
1.50%, due 1/17/20	2,500,000	2,476,345
1.875%, due 11/17/20	5,900,000	5,869,078
6.25%, due 7/15/32	1,600,000	2,244,454

		20,211,264

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.0%
2.50%, due 6/1/28	2,944,347	2,958,838
2.50%, due 1/1/31	1,276,026	1,274,513
2.50%, due 12/1/31	535,445	534,810
2.50%, due 2/1/32	635,009	634,256
3.00%, due 6/1/27	374,025	381,344
3.00%, due 9/1/30	2,688,299	2,738,795
3.00%, due 9/1/32	396,677	404,128
3.00%, due 9/1/33	2,019,840	2,058,910
3.00%, due 12/1/37	597,447	605,953
3.00%, due 8/1/43	3,668,187	3,683,676
3.00%, due 6/1/45	2,285,483	2,288,024
3.00%, due 11/1/46	847,448	848,358
3.50%, due 12/1/20	400,805	414,226
3.50%, due 9/1/25	41,567	42,961
3.50%, due 11/1/25	22,630	23,390
3.50%, due 3/1/26	151,136	156,213
3.50%, due 1/1/29	176,967	183,178
3.50%, due 3/1/29	20,652	21,383
3.50%, due 2/1/44	2,248,721	2,320,560
3.50%, due 1/1/45	1,528,659	1,579,694
3.50%, due 1/1/45 TBA (g)	600,000	616,031
3.50%, due 9/1/45	6,392,285	6,574,130
3.50%, due 10/1/45	712,504	732,775
3.50%, due 11/1/45	470,525	483,902
3.50%, due 3/1/46	891,430	916,780
3.50%, due 4/1/46	931,670	958,189

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/46	$278,934	$286,881
3.50%, due 12/1/46	459,406	472,493
3.50%, due 5/1/47	373,658	384,272
3.50%, due 6/1/47	1,985,549	2,042,030
3.50%, due 9/1/47	800,000	822,792
3.50%, due 1/1/48	500,000	514,245
4.00%, due 7/1/23	204,474	214,084
4.00%, due 8/1/25	80,249	83,435
4.00%, due 1/1/31	240,579	253,360
4.00%, due 11/1/41	131,227	137,777
4.00%, due 1/1/42	147,433	154,791
4.00%, due 4/1/42	3,177,190	3,335,764
4.00%, due 5/1/44 TBA (g)	400,000	418,187
4.00%, due 5/1/44	3,076,168	3,216,932
4.00%, due 7/1/45	309,552	323,735
4.00%, due 8/1/45	170,768	178,582
4.00%, due 10/1/45	145,200	151,850
4.00%, due 11/1/45	456,982	477,926
4.00%, due 9/1/46	331,726	346,942
4.00%, due 3/1/47	225,432	235,763
4.00%, due 4/1/47	296,574	310,145
4.00%, due 5/1/47	288,445	301,649
4.00%, due 6/1/47	967,697	1,012,032
4.00%, due 7/1/47	300,000	313,932
4.50%, due 4/1/22	35,388	36,126
4.50%, due 4/1/23	10,508	11,019
4.50%, due 6/1/24	30,590	32,088
4.50%, due 7/1/24	66,424	69,661
4.50%, due 5/1/25	138,581	144,365
4.50%, due 4/1/31	210,862	224,896
4.50%, due 11/1/39	1,109,617	1,181,488
4.50%, due 8/1/40	159,525	170,200
4.50%, due 9/1/40	963,903	1,028,300
4.50%, due 11/1/40	354,710	377,023
4.50%, due 7/1/41	240,017	255,680
4.50%, due 2/1/47	368,321	391,465
4.50%, due 10/1/47	392,392	418,657
5.00%, due 3/1/23	3,458	3,526
5.00%, due 6/1/23	59,581	62,537
5.00%, due 8/1/23	8,483	8,924
5.00%, due 7/1/24	49,944	52,438
5.00%, due 3/1/25	129,808	136,567
5.00%, due 6/1/30	158,703	170,834
5.00%, due 9/1/31	253,268	272,158
5.00%, due 8/1/35	61,384	66,565
5.00%, due 4/1/37	1,008,640	1,093,963
5.00%, due 8/1/37	175,673	191,059
5.00%, due 3/1/40	377,913	410,015
5.50%, due 12/1/18	4,968	4,996
5.50%, due 9/1/21	60,704	62,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 9/1/22	$64,495	$66,786
5.50%, due 9/1/37	401,525	443,808
5.50%, due 8/1/38	175,765	194,257
5.50%, due 12/1/38	512,980	563,651
6.00%, due 7/1/21	145,917	150,003
6.00%, due 8/1/36	126,546	142,647
6.00%, due 9/1/37	177,435	199,911
6.00%, due 5/1/40	449,513	506,421
6.50%, due 11/1/35	23,279	25,785
6.50%, due 8/1/37	27,879	31,764
6.50%, due 11/1/37	57,579	63,778
6.50%, due 9/1/39	133,333	147,688
7.00%, due 1/1/33	375,314	408,869
7.00%, due 9/1/33	72,104	78,462

		59,325,717

♦Federal National Mortgage Association 2.0%
0.875%, due 8/2/19	800,000	787,178
1.00%, due 10/24/19	2,000,000	1,967,388
1.25%, due 7/26/19	2,500,000	2,473,722
1.25%, due 8/17/21	2,000,000	1,938,052
1.50%, due 2/28/20	1,200,000	1,187,548
1.875%, due 9/24/26	3,100,000	2,922,175
2.125%, due 4/24/26	1,600,000	1,543,986
6.25%, due 5/15/29	3,000,000	4,010,721

		16,830,770

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 9.7%
2.50%, due 2/1/23	593,240	596,535
2.50%, due 2/1/28	1,885,247	1,894,109
2.50%, due 5/1/28	1,138,606	1,143,953
2.50%, due 6/1/30	1,785,001	1,788,438
2.50%, due 1/1/31	208,368	208,769
2.50%, due 9/1/31	1,146,020	1,144,795
2.50%, due 3/1/32	396,589	396,165
2.50%, due 5/1/32	559,943	559,344
2.50%, due 11/1/32	300,000	299,679
2.50%, due 5/1/43	642,720	623,227
3.00%, due 12/1/24	337,249	343,777
3.00%, due 9/1/29	1,298,031	1,324,955
3.00%, due 3/1/30	721,830	736,804
3.00%, due 8/1/30	2,030,085	2,072,219
3.00%, due 10/1/30	68,846	70,272
3.00%, due 1/1/31	246,301	251,004
3.00%, due 3/1/32	640,784	653,019
3.00%, due 6/1/32	1,086,507	1,107,254
3.00%, due 12/1/32	400,000	407,638
3.00%, due 3/1/35	472,431	481,398
3.00%, due 4/1/35	727,128	740,927

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/43	$1,660,429	$1,669,061
3.00%, due 3/1/46	399,003	399,441
3.00%, due 5/1/46	342,911	343,085
3.00%, due 7/1/46	445,562	445,788
3.00%, due 9/1/46	2,034,670	2,035,706
3.00%, due 12/1/46	191,693	191,790
3.00%, due 1/1/47	483,946	484,192
3.00%, due 4/1/47	477,929	478,172
3.50%, due 10/1/20	416,332	429,847
3.50%, due 9/1/21	40,348	41,658
3.50%, due 11/1/28	462,507	477,782
3.50%, due 4/1/29	133,243	137,651
3.50%, due 8/1/29	429,179	444,124
3.50%, due 6/1/31	374,697	387,078
3.50%, due 2/1/32	464,558	483,090
3.50%, due 4/1/32	639,143	665,063
3.50%, due 10/1/34	406,120	422,548
3.50%, due 11/1/40	266,701	275,383
3.50%, due 6/1/41	794,104	819,931
3.50%, due 10/1/43	1,925,120	1,982,937
3.50%, due 11/1/43	3,410,232	3,520,278
3.50%, due 1/1/44	1,239,496	1,279,881
3.50%, due 10/1/44 TBA (g)	600,000	615,891
3.50%, due 2/1/45	536,613	553,809
3.50%, due 8/1/45	2,614,097	2,685,382
3.50%, due 9/1/45	563,255	578,615
3.50%, due 10/1/45	167,837	172,414
3.50%, due 2/1/46	1,435,343	1,474,484
3.50%, due 3/1/46	1,148,074	1,179,380
3.50%, due 10/1/46	264,233	273,170
3.50%, due 11/1/46	699,930	719,017
3.50%, due 12/1/46	231,531	237,845
3.50%, due 1/1/47	1,300,001	1,335,451
3.50%, due 7/1/47	699,999	719,107
3.50%, due 11/1/47	900,001	924,616
4.00%, due 8/1/18	34,278	35,278
4.00%, due 4/1/20	30,270	31,153
4.00%, due 10/1/20	52	54
4.00%, due 3/1/22	70,320	72,508
4.00%, due 12/1/25	575,428	599,459
4.00%, due 4/1/31	369,238	389,547
4.00%, due 12/1/39	117,361	123,314
4.00%, due 7/1/40	612,253	643,194
4.00%, due 11/1/41	1,422,602	1,494,090
4.00%, due 3/1/42	851,988	894,795
4.00%, due 5/1/42	1,495,000	1,570,120
4.00%, due 11/1/42	727,762	768,740
4.00%, due 8/1/43	1,011,930	1,059,888
4.00%, due 3/1/44 TBA (g)	400,000	418,172
4.00%, due 11/1/44	2,524,354	2,641,954

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 7/1/45	$229,297	$239,836
4.00%, due 9/1/45	291,473	304,937
4.00%, due 11/1/45	797,746	834,574
4.00%, due 12/1/45	482,057	504,269
4.00%, due 5/1/46	501,278	524,410
4.00%, due 6/1/46	1,322,610	1,384,004
4.00%, due 9/1/46	1,412,244	1,477,308
4.00%, due 11/1/46	300,000	313,867
4.00%, due 12/1/46	640,517	670,190
4.00%, due 2/1/47	333,469	348,797
4.00%, due 4/1/47	664,620	695,502
4.00%, due 5/1/47	1,126,372	1,178,674
4.00%, due 6/1/47	193,303	202,306
4.00%, due 10/1/47	393,660	411,725
4.50%, due 5/1/24	288,235	304,114
4.50%, due 7/1/26	613,294	647,283
4.50%, due 4/1/31	291,984	311,617
4.50%, due 11/1/35	223,890	239,243
4.50%, due 4/1/41	584,075	625,904
4.50%, due 5/1/41	862,655	924,779
4.50%, due 7/1/41	790,266	847,135
4.50%, due 9/1/41	410,296	438,561
4.50%, due 3/1/44	314,899	335,583
4.50%, due 8/1/44	1,571,970	1,675,040
4.50%, due 11/1/44	435,214	463,398
4.50%, due 3/1/46	300,000	320,309
4.50%, due 12/1/46	370,882	395,164
4.50%, due 2/1/47	299,113	318,484
5.00%, due 9/1/23	216,114	232,009
5.00%, due 12/1/23	236,150	249,110
5.00%, due 9/1/25	1,337	1,436
5.00%, due 4/1/29	49,332	52,961
5.00%, due 4/1/31	249,289	268,331
5.00%, due 3/1/34	559,085	610,455
5.00%, due 4/1/34	318,721	350,898
5.00%, due 4/1/35	118,070	128,253
5.00%, due 2/1/36	202,018	219,446
5.00%, due 5/1/37	379	408
5.00%, due 6/1/37	233,557	252,828
5.00%, due 2/1/38	771,592	838,692
5.00%, due 5/1/38	306,568	330,276
5.00%, due 1/1/39	128,601	139,220
5.00%, due 3/1/44	174,392	187,557
5.50%, due 1/1/21	1,455	1,492
5.50%, due 12/1/21	4,789	4,984
5.50%, due 1/1/22	27,249	28,137
5.50%, due 2/1/22	1,722	1,794
5.50%, due 2/1/26	596,884	657,440
5.50%, due 10/1/28	447,772	490,129

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/34	$128,945	$142,804
5.50%, due 8/1/37	110,770	122,644
5.50%, due 3/1/38	274,189	301,500
5.50%, due 6/1/38	254,160	280,996
5.50%, due 1/1/39	581,496	643,548
5.50%, due 11/1/39	105,346	116,066
5.50%, due 6/1/40	79,490	87,828
5.50%, due 2/1/42	574,553	635,858
6.00%, due 3/1/36	32,621	36,647
6.00%, due 11/1/37	117,379	132,401
6.00%, due 10/1/38	471,826	530,439
6.00%, due 12/1/38	385,654	432,945
6.00%, due 4/1/40	188,913	213,778
6.00%, due 10/1/40	239,790	269,767
6.50%, due 10/1/36	48,042	53,482
6.50%, due 1/1/37	176,641	195,798
6.50%, due 8/1/37	8,911	9,877
6.50%, due 10/1/37	85,754	95,054
7.00%, due 9/1/37	60,331	68,607
7.00%, due 10/1/37	861	986
7.00%, due 11/1/37	7,196	8,052
7.50%, due 7/1/28	22,629	24,556

		82,856,716

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.2%
2.50%, due 10/20/46	367,864	359,469
2.50%, due 1/20/47	282,805	276,351
3.00%, due 7/15/43	559,532	567,843
3.00%, due 7/20/43	280,939	284,904
3.00%, due 8/15/43	654,547	664,251
3.00%, due 8/20/43	59,064	59,897
3.00%, due 12/20/43	117,106	118,758
3.00%, due 4/1/45 TBA (g)	300,000	302,613
3.00%, due 4/20/45	133,167	134,530
3.00%, due 7/20/45	6,411,688	6,476,095
3.00%, due 8/20/45	376,989	380,776
3.00%, due 11/20/45	221,064	223,285
3.00%, due 12/20/45	74,241	74,987
3.00%, due 2/20/46	451,368	455,902
3.00%, due 8/20/46	5,187,007	5,239,112
3.00%, due 9/20/46	1,583,694	1,599,602
3.00%, due 10/20/46	649,680	656,206
3.00%, due 12/20/46	2,137,156	2,158,624
3.50%, due 6/20/42	1,420,672	1,477,869
3.50%, due 8/20/43	1,948,396	2,025,065
3.50%, due 11/20/43	1,879,495	1,953,457
3.50%, due 2/15/45	343,513	355,478
3.50%, due 4/20/45	1,515,801	1,569,105
3.50%, due 5/1/45 TBA (g)	600,000	620,320
3.50%, due 5/15/45	728,543	753,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 7/20/45	$1,108,769	$1,147,966
3.50%, due 8/20/45	756,690	783,440
3.50%, due 12/20/45	3,041,476	3,148,768
3.50%, due 1/20/46	358,267	370,878
3.50%, due 2/20/46	1,104,679	1,143,564
3.50%, due 6/20/46	614,973	636,383
3.50%, due 10/20/46	1,568,021	1,622,572
3.50%, due 11/20/46	2,159,557	2,234,687
3.50%, due 1/20/47	2,527,931	2,615,877
3.50%, due 5/20/47	3,599,681	3,724,913
3.50%, due 6/20/47	800,000	827,832
3.50%, due 7/20/47	600,000	620,874
4.00%, due 1/20/42	1,351,224	1,422,202
4.00%, due 2/20/42	524,780	552,320
4.00%, due 8/20/43	1,706,329	1,789,927
4.00%, due 10/20/43	534,793	563,420
4.00%, due 3/15/44	93,088	97,207
4.00%, due 6/20/44	515,675	541,648
4.00%, due 7/15/44	532,890	556,471
4.00%, due 8/20/44	453,210	475,933
4.00%, due 9/20/44	465,993	489,321
4.00%, due 12/20/44	315,855	331,052
4.00%, due 1/20/45	247,898	259,825
4.00%, due 4/20/45	323,811	339,354
4.00%, due 7/15/45	367,710	384,033
4.00%, due 8/15/45	233,047	243,664
4.00%, due 9/20/45	167,537	175,580
4.00%, due 2/20/46	317,443	333,046
4.00%, due 8/20/46	318,365	332,713
4.00%, due 12/20/46	472,017	492,439
4.00%, due 1/20/47	409,543	427,209
4.00%, due 2/20/47	412,316	430,127
4.00%, due 3/20/47	965,649	1,007,954
4.00%, due 4/20/47	280,989	293,117
4.00%, due 5/20/47	600,000	625,884
4.50%, due 6/15/39	1,304,283	1,377,829
4.50%, due 6/15/40	344,712	365,204
4.50%, due 6/20/40	577,263	612,262
4.50%, due 3/20/41	232,023	246,095
4.50%, due 4/20/41	175,113	185,726
4.50%, due 9/20/41	349,736	370,396
4.50%, due 12/20/41	63,796	67,586
4.50%, due 4/20/42	125,065	132,649
4.50%, due 8/20/43	348,673	367,680
4.50%, due 3/20/44	557,656	589,430
4.50%, due 12/20/44	188,667	199,135
4.50%, due 4/20/45	150,590	159,012
4.50%, due 5/20/47	399,960	420,414
5.00%, due 9/15/39	284,199	311,205

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/15/40	$326,273	$352,473
5.00%, due 7/15/40	330,263	358,301
5.00%, due 9/20/40	1,218,723	1,335,864
5.00%, due 10/20/41	102,374	111,277
5.00%, due 8/20/43	80,426	86,710
5.50%, due 1/20/35	5,700	6,318
5.50%, due 7/15/35	97,428	108,221
5.50%, due 8/15/35	66,022	73,320
5.50%, due 5/15/36	48,481	54,261
5.50%, due 6/15/38	20,553	22,586
5.50%, due 1/15/39	141,731	155,922
5.50%, due 3/20/39	378,770	410,619
5.50%, due 7/15/39	86,289	94,813
5.50%, due 12/15/39	29,864	33,033
5.50%, due 2/15/40	178,989	196,782
6.00%, due 11/15/37	27,773	31,566
6.00%, due 12/15/37	226,581	253,322
6.00%, due 9/15/38	195,474	218,544
6.00%, due 10/15/38	56,688	63,419
6.50%, due 3/15/36	105,486	117,027
6.50%, due 6/15/36	58,331	64,713
6.50%, due 9/15/36	32,542	36,103
6.50%, due 7/15/37	89,387	99,568
7.00%, due 7/15/31	36,328	38,279

		69,558,282

♦United States Treasury Bonds 1.7%
2.75%, due 8/15/47	9,500,000	9,511,875
4.25%, due 5/15/39	4,025,000	5,087,380

		14,599,255

♦United States Treasury Notes 16.3%
1.125%, due 2/28/21	300,000	291,738
1.50%, due 10/31/19	44,850,000	44,541,656
1.50%, due 6/15/20	17,000,000	16,828,672
1.75%, due 11/15/20	29,500,000	29,330,606
1.875%, due 4/30/22	3,600,000	3,556,969
1.875%, due 8/31/24	1,750,000	1,702,900
2.125%, due 12/31/22	17,150,000	17,078,988
2.125%, due 9/30/24	1,400,000	1,382,391
2.25%, due 10/31/24	5,525,000	5,499,533
2.25%, due 11/15/27	18,460,000	18,199,685

		138,413,138

Total U.S. Government & Federal Agencies (Cost $409,736,169)		409,161,854

Total Long-Term Bonds (Cost $815,286,450)		826,648,880

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments 4.9%
Repurchase Agreement 0.0% ‡
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $155,378 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $160,000 and a Market Value of $160,830)	$155,369	$155,369

Total Repurchase Agreement (Cost $155,369)		155,369

U.S. Government & Federal Agencies 4.9%
United States Treasury Bill (h)
0.75%, due 10/31/18	650,000	644,643
0.842%, due 1/2/18	24,000,000	23,999,447
1.00%, due 9/15/18	17,200,000	17,116,687

Total U.S. Government & Federal Agencies (Cost $41,798,795)		41,760,777

Total Short-Term Investments (Cost $41,954,164)		41,916,146

Total Investments, Before Investments Sold Short (Cost $857,240,614)	102.1%	868,565,026

Investments Sold Short (0.2%)
Federal Agency Securities Sold Short (0.2%)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.00%, due 9/1/44 TBA (g)	$(500,000)	(499,727)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.00%, due 5/1/44 TBA (g)	(1,400,000)	(1,399,125)

Total Investments Sold Short (Proceeds $1,898,852)		(1,898,852)

Total Investments, Net of Investments Sold Short (Cost $855,341,762)	101.9%	866,666,174
Other Assets, Less Liabilities	(1.9)	(16,069,240)
Net Assets	100.0%	$850,596,934

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2017.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $5,800,000, which represented 0.7% of the Portfolio’s net assets.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2017, the total net market value of these securities was $1,092,362, which represented 0.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London InterBank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	74	March 2018	$15,869,799	$15,844,094	$(25,705)
5-Year United States Treasury Note	227	March 2018	26,455,198	26,369,242	(85,956)
10-Year United States Treasury Note	129	March 2018	16,048,059	16,002,047	(46,012)
10-Year United States Treasury Ultra Note	(135)	March 2018	(18,058,907)	(18,030,938)	27,969
United States Treasury Ultra Bond	183	March 2018	30,577,433	30,681,094	103,661

			$70,891,582	$70,865,539	$(26,043)

1.	As of December 31, 2017, cash in the amount of $850,920 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$67,682,358	$—	$67,682,358
Corporate Bonds	—	283,354,386	—	283,354,386
Foreign Government Bonds	—	982,697	—	982,697
Mortgage-Backed Securities	—	55,036,095	—	55,036,095
Municipal Bonds	—	10,431,490	—	10,431,490
U.S. Government & Federal Agencies	—	409,161,854	—	409,161,854

Total Long-Term Bonds	—	826,648,880	—	826,648,880

Short-Term Investments
Repurchase Agreement	—	155,369	—	155,369
U.S. Government & Federal Agencies	—	41,760,777	—	41,760,777

Total Short-Term Investments	—	41,916,146	—	41,916,146

Total Investments in Securities	—	868,565,026	—	868,565,026

Other Financial Instruments
Futures Contracts (b)	131,630	—	—	131,630

Total Investments in Securities and Other Financial Instruments	$131,630	$868,565,026	$—	$868,696,656

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Federal Agency Securities Sold Short	$—	$(1,898,852)	$—	$(1,898,852)
Other Financial Instruments
Futures Contracts (b)	(157,673)	—	—	(157,673)

Total Investments in Securities Sold Short and Other Financial Instruments	$(157,673)	$(1,898,852)	$—	$(2,056,525)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $857,240,614)	$868,565,026
Cash collateral on deposit at broker for futures contracts	850,920
Receivables:
Investment securities sold	7,388,342
Interest	5,044,946
Fund shares sold	315,604
Variation margin on futures contracts	91,370

Total assets	882,256,208

Liabilities
Investments sold short (proceeds $1,898,852)	1,898,852
Payables:
Investment securities purchased	28,816,806
Fund shares redeemed	398,592
Manager (See Note 3)	354,155
NYLIFE Distributors (See Note 3)	70,999
Professional fees	53,808
Shareholder communication	46,373
Custodian	15,247
Interest on investments sold short	1,583
Trustees	1,038
Accrued expenses	1,821

Total liabilities	31,659,274

Net assets	$850,596,934

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,692
Additional paid-in capital	819,666,647

819,726,339
Undistributed net investment income	17,997,613
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	1,574,613
Net unrealized appreciation (depreciation) on investments and futures contracts	11,298,369

Net assets	$850,596,934

Initial Class
Net assets applicable to outstanding shares	$517,066,651

Shares of beneficial interest outstanding	36,144,772

Net asset value per share outstanding	$14.31

Service Class
Net assets applicable to outstanding shares	$333,530,283

Shares of beneficial interest outstanding	23,546,874

Net asset value per share outstanding	$14.16

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$23,199,133

Expenses
Manager (See Note 3)	4,136,113
Distribution/Service—Service Class (See Note 3)	857,776
Professional fees	102,944
Shareholder communication	72,824
Trustees	21,170
Custodian	14,948
Miscellaneous	34,877

Total expenses	5,240,652

Net investment income (loss)	17,958,481

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	680,169
Futures transactions	1,233,715

Net realized gain (loss) on investments and futures transactions	1,913,884

Net change in unrealized appreciation (depreciation) on:
Investments	10,530,258
Investments sold short	(6,856)
Futures contracts	406,118

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	10,929,520

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	12,843,404

Net increase (decrease) in net assets resulting from operations	$30,801,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,958,481	$20,027,756
Net realized gain (loss) on investments and futures transactions	1,913,884	7,718,265
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	10,929,520	4,968,860

Net increase (decrease) in net assets resulting from operations	30,801,885	32,714,881

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(12,467,375)	(15,833,855)
Service Class	(7,602,517)	(8,931,232)

	(20,069,892)	(24,765,087)

From net realized gain on investments:
Initial Class	(4,498,190)	(2,339,844)
Service Class	(3,066,534)	(1,449,728)

	(7,564,724)	(3,789,572)

Total dividends and distributions to shareholders	(27,634,616)	(28,554,659)

Capital share transactions:
Net proceeds from sale of shares	142,749,124	138,388,078
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	27,634,616	28,554,659
Cost of shares redeemed	(213,780,274)	(327,070,196)

Increase (decrease) in net assets derived from capital share transactions	(43,396,534)	(160,127,459)

Net increase (decrease) in net assets	(40,229,265)	(155,967,237)

Net Assets
Beginning of year	890,826,199	1,046,793,436

End of year	$850,596,934	$890,826,199

Undistributed net investment income at end of year	$17,997,613	$20,069,859

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.26	$14.19		$14.52	$14.00	$14.78

Net investment income (loss) (a)	0.32	0.32		0.31	0.33	0.26
Net realized and unrealized gain (loss) on investments	0.23	0.20		(0.27)	0.49	(0.54)

Total from investment operations	0.55	0.52		0.04	0.82	(0.28)

Less dividends and distributions:
From net investment income	(0.37)	(0.39)		(0.36)	(0.30)	(0.27)
From net realized gain on investments	(0.13)	(0.06)		(0.01)	—	(0.23)

Total dividends and distributions	(0.50)	(0.45)		(0.37)	(0.30)	(0.50)

Net asset value at end of year	$14.31	$14.26		$14.19	$14.52	$14.00

Total investment return (b)	3.85%	3.53%		0.22%	5.82%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	2.16	%(c)	2.14%	2.29%	1.82%
Net expenses	0.52%	0.51	%(d)	0.52%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.52%	0.53%		0.52%	0.53%	0.53%
Portfolio turnover rate (e)	209%	258%		326%	262%	327%
Net assets at end of year (in 000's)	$517,067	$538,979		$707,265	$733,113	$676,544

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 190%, 223%, 191%, 116% and 170% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$14.12	$14.06		$14.39	$13.87	$14.64

Net investment income (loss) (a)	0.28	0.28		0.27	0.29	0.22
Net realized and unrealized gain (loss) on investments	0.22	0.19		(0.27)	0.48	(0.52)

Total from investment operations	0.50	0.47		(0.00)‡	0.77	(0.30)

Less dividends and distributions:
From net investment income	(0.33)	(0.35)		(0.32)	(0.25)	(0.24)
From net realized gain on investments	(0.13)	(0.06)		(0.01)	—	(0.23)

Total dividends and distributions	(0.46)	(0.41)		(0.33)	(0.25)	(0.47)

Net asset value at end of year	$14.16	$14.12		$14.06	$14.39	$13.87

Total investment return (b)	3.59%	3.27%		(0.03%)	5.56%	(2.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	1.90	%(c)	1.89%	2.04%	1.55%
Net expenses	0.77%	0.76	%(d)	0.77%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.77%	0.78%		0.77%	0.78%	0.78%
Portfolio turnover rate (e)	209%	258%		326%	262%	327%
Net assets at end of year (in 000's)	$333,530	$351,848		$339,529	$358,663	$364,746

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 190%, 223%, 191%, 116% and 170% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio's assets and liabilities is included at the end of the Portfolio's Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

27

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the

28	MainStay VP Bond Portfolio

value of the hedged investments. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio's collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

29

Notes to Financial Statements (continued)

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$131,630	$131,630

Total Fair Value		$131,630	$131,630

Liability Derivatives

		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(157,673)	$(157,673)

Total Fair Value		$(157,673)	$(157,673)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,233,715	$1,233,715

Total Realized Gain (Loss)		$1,233,715	$1,233,715

Change in Unrealized Appreciation (Depreciation)

		Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$406,118	$406,118

Total Change in Unrealized Appreciation (Depreciation)		$406,118	$406,118

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$100,091,624	$100,091,624
Futures Contracts Short	$(20,583,832)	$(20,583,832)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

30	MainStay VP Bond Portfolio

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2017, the effective management fee rate was 0.49%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,136,113.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio's investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$855,670,428	$16,187,015	$(5,191,269)	$10,995,746

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$17,997,613	$1,877,236	$—	$10,995,746	$30,870,595

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Straddle Loss Deferral.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$39,165	$(39,165)	$—

The reclassifications for the Portfolio are primarily due to mortgage dollar roll adjustments.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$27,634,616	$—	$26,377,424	$2,177,235

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

31

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $1,463,150 and $1,470,589, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $294,040 and $347,327, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	7,652,056	$110,997,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,191,108	16,965,565
Shares redeemed	(10,501,785)	(151,573,097)

Net increase (decrease)	(1,658,621)	$(23,609,714)

Year ended December 31, 2016:
Shares sold	4,778,721	$70,239,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,243,124	18,173,699
Shares redeemed	(18,055,013)	(260,554,445)

Net increase (decrease)	(12,033,168)	$(172,141,588)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	2,221,631	$31,751,306
Shares issued to shareholders in reinvestment of dividends and distributions	756,047	10,669,051
Shares redeemed	(4,350,322)	(62,207,177)

Net increase (decrease)	(1,372,644)	$(19,786,820)

Year ended December 31, 2016:
Shares sold	4,678,373	$68,148,920
Shares issued to shareholders in reinvestment of dividends and distributions	716,600	10,380,960
Shares redeemed	(4,623,259)	(66,515,751)

Net increase (decrease)	771,714	$12,014,129

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Portfolio, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration

34	MainStay VP Bond Portfolio

of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including

36	MainStay VP Bond Portfolio

institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

37

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC's website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay VP Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

40	MainStay VP Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761315	MSVPB11-02/18 (NYLIAC) NI509

MainStay VP Government Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	2.11%	1.15%	3.21%	0.56%
Service Class Shares	6/4/2003	1.86	0.90	2.95	0.81

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[2]	2.30%	1.28%	3.23%
Morningstar Intermediate Government Category Average[3]	1.58	1.05	3.18

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,006.20	$2.83	$1,022.40	$2.85	0.56%

Service Class Shares	$1,000.00	$1,004.90	$4.09	$1,021.10	$4.13	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Government Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	United States Treasury Notes, 2.375%, due 8/15/24

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	United States Treasury Notes, 2.00%, due 8/31/21

9.	Crown Castle Towers LLC, 4.883%, due 8/15/40

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Government Portfolio returned 2.11% for Initial Class shares and 1.86% for Service Class shares. Over the same period, both share classes underperformed the 2.30% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark, but outperformed the 1.58% return of the Morningstar Intermediate Government Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,3 yield-curve4 posture, sector weighting and issue selection were four factors that affected the Portfolio’s relative performance during the reporting period.

In 2017, the spread5 between the 2- and 30-year benchmark yields on the U.S. Treasury yield curve narrowed. An absence of positive momentum related to the new administration’s pro-growth agenda deflated postelection expectations and longer-maturity U.S. Treasury security yields fell from their 2016 year-end peak. This stood in contrast to the inexorable rise of short-term yields. A flatter curve benefited the Bloomberg Barclays U.S. Government Bond Index and peer portfolios that were more concentrated than this Portfolio in longer-duration securities, which hurt the Portfolio’s relative performance during the reporting period.

Agency mortgage pass-through securities6 are the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was reinforced by the outperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. Although the mortgage sector was initially unnerved by the Federal Reserve’s preparations to trim its balance sheet by slowing reinvestment of principal runoff from its mortgage position, investors eventually took the news in stride. Range-bound U.S. Treasury securities, which saw the yield of the 10-year maturity U.S. Treasury bond move by period-end no more than 4 basis points from 2016 year-end levels, further calmed investor concerns. The Portfolio’s commitment to mortgage-backed securities benefited its performance relative to the Bloomberg Barclays U.S. Government

Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac over Ginnie Mae issues. During the reporting period, Fannie Mae and Freddie Mac issues outperformed, which benefited the Portfolio relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities typically exhibit faster prepayment speeds as mortgage-rates fall because Ginnie Mae–eligible borrowers can be more responsive to refinancing opportunities. Faster prepayment rates hampered the returns of mortgage-backed securities during the reporting period because the majority of the mortgage market was priced above par and prepayments return principal to investors at par.

Underweighting the Ginnie Mae sector was one way the Portfolio sought to cushion against faster prepayment rates. A second strategy was to own mortgage-securities backed by loans whose borrowers were likely to be less responsive to lower mortgage rates. An example is a mortgage security associated with a pool of smaller-balance loans. Typically, borrowers with smaller outstanding loan balances have less incentive to respond to lower mortgage rates because the economic benefits associated with refinancing tend to correlate with loan size. A third strategy involved mortgage-backed securities collateralized by loans with lower mortgages rates, which are less likely to be refinanced.

We favored mortgage securities backed by 30-year loans whose longer loan term offered broad exposure across the U.S. Treasury yield curve. The wide cash-flow window of these securities tends to align well with a flatter yield curve. As a result, the yield-curve trajectory during the reporting period would have been more promising for the Portfolio than for peers with larger commitments to mortgage securities backed by shorter-term loans, such as 15- or 20-year loans.

What was the Portfolio’s duration strategy during the reporting period?

As of December 31, 2017, the Portfolio had a duration of 4.5 years and the duration of the Bloomberg Barclays U.S. Government Bond Index was 6.1 years. These durations were relatively stable during the reporting period. Given the modest average yield change in U.S. Treasury rates during the reporting period—with a move to higher rates at the short-end of the

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowner’s monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

8	MainStay VP Government Portfolio

curve offsetting the move to lower rates at the long-end of the curve—the duration gap between the Portfolio and the benchmark had limited impact on relative performance.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure was taken through mortgage pass-through securities rather than collateralized mortgage obligations (CMOs) during the reporting period. In our opinion, the compensation demanded by the market for the better predictability of CMO cash flows was excessive.

We emphasized mortgage pass-through securities whose underlying loan pools were likely to be less sensitive to mortgage-rate changes. In our opinion, these “call-protected” pass-throughs (those less likely to be prepaid by the underlying mortgage holders) could be a source of better value because the loan pools would tend to be less responsive to mortgage-rate volatility, which could stabilize prepayment speeds and enable investors to preserve more of the yield from these securities. A loan pool comprised of smaller-balance loans (for example, a loan pool where no mortgage is larger than $150,000) is one instance of a mortgage-backed security with superior call protection.

We diversified a portion of the Portfolio away from agency mortgage securities to avoid concentration risk. Other investments in the Portfolio included U.S. Treasury securities, agency debentures, commercial mortgage-backed securities, asset-backed securities and investment-grade corporate bonds. As a result, the Portfolio ended the reporting period with 78% exposure to agency mortgage securities, 13% exposure to other government-related sectors (of which 4% of the 13% was exposure through synthetic U.S. Treasury futures), 5% exposure to securities collateralized by commercial mortgages or non-mortgage receivables, 6% exposure to corporate bonds, and 3% in cash or cash equivalents.

Which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Relative to the Bloomberg Barclays U.S. Government Bond Index, the flattening of the yield curve was the principal performance headwind for the Portfolio during the reporting period. As the yield curve flattened, the benchmark benefited from a heavier commitment than the Portfolio to longer-duration securities.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed positively to the Portfolio’s absolute and relative performance.

The Portfolio’s commitment to mortgage-backed securities, which outperformed comparable-duration U.S. Treasury securities, was a performance tailwind during the reporting period. We strengthened relative performance by favoring mortgage securities with stable cash flows, which better positioned the Portfolio to withstand lower mortgage rates.

Issue selection, specifically our willingness to favor Fannie Mae and Freddie Mac pass-throughs over Ginnie Mae issues, added value. Ginnie Mae prepayment rates accelerated as mortgage rates fell, causing Ginnie Mae performance to lag. Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, also proved advantageous. Because 30-year securities have a wider cash-flow window—that is, a longer term over which borrowers may prepay—these securities tended to outperform during the reporting period.

The absence U.S. Treasury inflation-protected securities (TIPS) in the Portfolio may have hampered performance relative to peers. TIPS outperformed nominal U.S. Treasury securities as their performance tracked crude oil prices higher. Crude oil climbed to about $60 per barrel during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

We were inclined to reinvest mortgage prepayments back to the mortgage sector during 2017. During the reporting period, we expanded the Portfolio’s commitment to agency residential mortgage-backed securities by rotating 2% of the Portfolio’s net assets from U.S. Treasury securities.

How did the Portfolio’s sector weightings change during the reporting period?

For the most part, the Portfolio’s sector weightings were stable during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held overweight positions relative to the Index in agency mortgage pass-throughs. At the end of the reporting period, the Portfolio held modestly overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds. As of December 31, 2017, the Portfolio’s collective non-government exposure was about 11% of net assets. The Portfolio ended the reporting period with 3% in cash and cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 99.0%† Asset-Backed Securities 3.1%
Other Asset-Backed Securities 2.6%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 0.614%, due 12/1/32	$675,534	$654,332
Series 2014-20C, Class 1 0.735%, due 3/1/34	1,470,258	1,507,158
Series 2014-20H, Class 1 0.742%, due 8/1/34	742,249	744,176
Series 2014-20I, Class 1 0.767%, due 9/1/34	766,772	774,702
Series 2015-20G, Class 1 0.822%, due 7/1/35	1,723,396	1,739,937

		5,420,305

Utilities 0.5%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 0.518%, due 10/20/23	1,032,429	1,098,489

Total Asset-Backed Securities (Cost $6,480,276)		6,518,794

Corporate Bonds 6.2%
Agriculture 0.6%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,177,677

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	913,749

Electric 2.0%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,842,065
PECO Energy Co. 1.70%, due 9/15/21	2,420,000	2,352,226

		4,194,291

Pipelines 0.6%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,257,505

Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,392,144

	Principal Amount	Value
Telecommunications 1.5%
♦Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	$3,100,000	$3,242,197

Total Corporate Bonds (Cost $13,395,863)		13,177,563

Mortgage-Backed Securities 2.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
BXP Trust Series 2017-GM, Class A 1.00%, due 6/13/39 (a)	1,750,000	1,787,688
Four Times Square Trust Series 2006-4TS, Class A 0.976%, due 12/13/28 (a)	517,247	554,612
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 0.942%, due 7/15/46 (a)	1,412,330	1,417,271

		3,759,571

Residential Mortgages (Collateralized Mortgage Obligations) 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.503%, due 8/25/36 (b)	212,870	196,190
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.78% (1-year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(c)(d)(e)(f)	868,365	784,636

		980,826

Total Mortgage-Backed Securities (Cost $4,832,907)		4,740,397

U.S. Government & Federal Agencies 87.5%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡(g)
Series 360, Class 2 5.00%, due 8/25/35	123,610	23,688
Series 361, Class 2 6.00%, due 10/25/35	26,432	5,348

		29,036

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 25.5%
2.50%, due 1/1/32	364,791	364,358
2.50%, due 8/1/46	1,903,198	1,838,292
3.00%, due 9/1/44 TBA (h)	1,500,000	1,499,765
3.00%, due 4/1/45	3,173,169	3,176,328

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 5/1/45	$2,319,250	$2,321,649
3.00%, due 6/1/45	2,206,673	2,209,126
3.00%, due 7/1/45	1,193,307	1,194,680
3.00%, due 5/1/46	1,284,968	1,286,747
3.00%, due 11/1/47	993,673	994,433
3.225% (1-year Treasury Constant Maturity Rate + 2.25%), due 2/1/37 (d)	75,541	79,614
3.231% (1-year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (d)	112,564	118,883
3.351% (12-month USD-LIBOR-BBA + 1.625%), due 3/1/35 (d)	16,364	17,147
3.50%, due 10/1/25	297,276	308,693
3.50%, due 11/1/25	1,932,473	2,005,760
3.50%, due 12/1/41	269,280	278,913
3.50%, due 5/1/42	350,548	361,758
3.50%, due 7/1/42	273,357	282,099
3.50%, due 8/1/42	937,007	971,855
3.50%, due 6/1/43	1,355,122	1,398,442
3.50%, due 8/1/43	1,151,821	1,188,642
3.50%, due 1/1/44	1,137,346	1,173,682
3.50%, due 5/1/44	1,484,018	1,533,504
3.50%, due 12/1/45	1,936,866	1,991,978
3.50%, due 5/1/46	1,056,445	1,086,527
4.00%, due 3/1/25	664,696	693,594
4.00%, due 7/1/25	263,005	272,690
4.00%, due 8/1/31	494,364	522,321
4.00%, due 8/1/39	527,558	559,714
4.00%, due 12/1/40	2,757,315	2,927,288
♦4.00%, due 2/1/41	4,496,769	4,765,921
♦4.00%, due 3/1/41	4,775,571	5,070,002
4.00%, due 1/1/42	2,513,623	2,668,582
4.00%, due 12/1/42	936,171	987,825
4.00%, due 8/1/44	486,661	516,458
4.00%, due 12/1/45	644,704	674,224
4.00%, due 2/1/46	1,906,066	1,993,289
4.50%, due 3/1/41	506,963	545,429
4.50%, due 5/1/41	853,092	920,009
4.50%, due 8/1/41	942,655	1,016,599
5.00%, due 1/1/20	80,784	82,378
5.00%, due 6/1/33	376,973	408,144
5.00%, due 8/1/33	212,773	230,211
5.00%, due 5/1/36	137,673	148,901
5.00%, due 10/1/39	677,950	743,703
5.50%, due 1/1/21	93,780	96,847
5.50%, due 1/1/33	331,458	367,225
6.50%, due 4/1/37	55,378	62,742

		53,956,971

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 41.7%
2.00%, due 11/1/31	$2,473,821	$2,410,291
2.50%, due 9/1/46	280,785	271,127
2.50%, due 1/1/57	985,850	944,592
3.00%, due 10/1/32	900,090	921,628
3.00%, due 4/1/43	1,443,285	1,451,085
3.00%, due 3/1/46	886,148	886,598
3.00%, due 9/1/46	2,705,422	2,693,249
3.00%, due 10/1/46	2,271,490	2,261,240
3.00%, due 2/1/57	983,585	976,815
3.046% (6-month USD-LIBOR-BBA + 1.548%), due 11/1/34 (d)	91,067	94,408
3.356% 12-month USD-LIBOR-BBA + 1.606%, due 4/1/34 (d)	179,614	191,727
3.50%, due 11/1/20	706,230	729,156
3.50%, due 10/1/25	705,003	729,560
♦3.50%, due 11/1/25	4,967,832	5,145,996
3.50%, due 9/1/32	2,677,773	2,790,527
3.50%, due 11/1/32	636,192	662,003
3.50%, due 2/1/41	1,465,479	1,513,193
3.50%, due 11/1/41	2,460,554	2,547,157
3.50%, due 12/1/41	931,261	964,557
3.50%, due 1/1/42	2,160,861	2,240,936
3.50%, due 3/1/42	2,002,998	2,068,325
3.50%, due 5/1/42	938,943	969,562
3.50%, due 8/1/42	2,347,366	2,419,372
3.50%, due 11/1/42	937,716	966,589
3.50%, due 12/1/42	1,258,998	1,303,399
3.50%, due 2/1/43	1,269,577	1,314,328
3.50%, due 5/1/43	2,253,963	2,328,500
3.50%, due 6/1/43	704,056	725,737
3.50%, due 3/1/45	1,316,855	1,360,232
3.50%, due 10/1/47	994,950	1,022,162
4.00%, due 9/1/31	1,072,399	1,131,409
4.00%, due 1/1/41	770,629	818,775
4.00%, due 2/1/41	1,018,162	1,077,415
4.00%, due 3/1/41	1,625,411	1,731,844
4.00%, due 10/1/41	471,370	502,119
4.00%, due 3/1/42	1,265,356	1,336,086
4.00%, due 6/1/42	664,957	700,748
4.00%, due 7/1/42	1,868,492	1,968,454
4.00%, due 8/1/42	970,269	1,022,816
4.00%, due 9/1/42	944,197	991,642
4.00%, due 3/1/44 TBA (h)	1,350,000	1,411,748
4.00%, due 9/1/47	978,320	1,024,037
4.50%, due 7/1/18	54,840	55,689
4.50%, due 11/1/18	67,197	68,238
4.50%, due 6/1/23	233,800	244,091
4.50%, due 10/1/33	443,327	473,948
4.50%, due 5/1/39	417,987	453,175
4.50%, due 6/1/39	560,503	607,118

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 7/1/39	$1,914,379	$2,080,426
4.50%, due 8/1/39	2,447,119	2,653,477
4.50%, due 9/1/39	82,392	89,539
4.50%, due 9/1/40	2,331,262	2,534,255
4.50%, due 12/1/40	1,706,009	1,836,944
♦4.50%, due 1/1/41	3,960,041	4,305,252
4.50%, due 2/1/41	324,010	351,387
4.50%, due 8/1/41	1,605,116	1,732,203
5.00%, due 9/1/20	2,922	2,975
5.00%, due 11/1/33	726,126	788,760
5.00%, due 7/1/34	84,970	92,307
5.00%, due 6/1/35	521,652	565,142
5.00%, due 10/1/35	134,986	146,633
5.00%, due 1/1/36	61,314	66,542
5.00%, due 2/1/36	725,129	787,686
5.00%, due 5/1/36	690,993	750,370
5.00%, due 3/1/40	956,992	1,047,229
5.00%, due 2/1/41	2,014,746	2,218,394
5.50%, due 6/1/19	78,568	79,529
5.50%, due 11/1/19	78,187	79,235
5.50%, due 4/1/21	166,491	171,629
5.50%, due 6/1/21	17,703	18,276
5.50%, due 6/1/33	886,754	984,271
5.50%, due 11/1/33	576,086	638,807
5.50%, due 12/1/33	609,045	675,619
5.50%, due 6/1/34	188,447	209,080
5.50%, due 3/1/35	265,766	294,346
5.50%, due 12/1/35	101,049	112,034
5.50%, due 4/1/36	496,158	550,105
5.50%, due 1/1/37	171,128	191,842
5.50%, due 7/1/37	179,886	203,237
5.50%, due 8/1/37	124,915	138,505
6.00%, due 1/1/33	93,489	105,738
6.00%, due 3/1/33	99,808	112,373
6.00%, due 9/1/34	20,723	23,466
6.00%, due 9/1/35	299,227	342,559
6.00%, due 10/1/35	70,072	79,939
6.00%, due 4/1/36	218,996	247,768
6.00%, due 6/1/36	165,155	186,826
6.00%, due 11/1/36	163,611	184,396
6.00%, due 4/1/37	22,703	23,745
6.50%, due 10/1/31	39,163	43,783
6.50%, due 7/1/32	12,497	13,852
6.50%, due 2/1/37	34,154	37,859
6.50%, due 8/1/47	26,006	28,023

		88,349,766

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 10.8%
3.00%, due 8/20/45	$2,100,851	$2,121,955
3.00%, due 6/20/46	1,205,166	1,206,525
3.50%, due 5/1/45 TBA (h)	1,200,000	1,240,500
3.50%, due 12/20/46	1,224,658	1,271,654
3.50%, due 8/20/47	986,928	1,021,263
4.00%, due 7/15/39	363,300	379,389
4.00%, due 9/20/40	1,441,554	1,523,537
4.00%, due 11/20/40	234,755	249,180
4.00%, due 1/15/41	1,609,720	1,689,544
♦4.00%, due 10/15/41	4,439,754	4,710,598
4.00%, due 6/20/47	1,713,000	1,762,494
♦4.50%, due 5/20/40	3,006,780	3,188,976
5.00%, due 4/15/34	537,647	583,274
5.00%, due 2/20/41	353,102	383,810
5.50%, due 6/15/33	815,714	925,767
5.50%, due 12/15/35	102,112	112,461
6.00%, due 8/15/32	125,081	141,458
6.00%, due 10/15/32	207,225	231,748
6.50%, due 7/15/28	25,982	29,098
6.50%, due 8/15/28	29,326	32,534
6.50%, due 7/15/32	120,111	139,790

		22,945,555

Overseas Private Investment Corporation 0.9%
5.142%, due 12/15/23	1,824,408	1,981,837

♦Tennessee Valley Authority 2.6%
4.65%, due 6/15/35	4,395,000	5,378,904

United States Treasury Notes 6.0%
1.625%, due 8/15/22	2,170,000	2,119,310
1.625%, due 5/15/26	380,000	357,913
1.75%, due 9/30/22	300,000	293,988
1.75%, due 5/15/23	500,000	487,676
♦2.00%, due 8/31/21	4,295,000	4,280,907
♦2.375%, due 8/15/24	5,200,000	5,216,656

		12,756,450

Total U.S. Government & Federal Agencies (Cost $182,708,747)		185,398,519

Total Long-Term Bonds (Cost $207,417,793)		209,835,273

12	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $5,797,054 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 1.750% and a maturity date of 3/31/22, with a Principal Amount of $5,995,000 and a Market Value of $5,914,697)	$5,796,706	$5,796,706

Total Short-Term Investment (Cost $5,796,706)		5,796,706

Total Investments (Cost $213,214,499)	101.7%	215,631,979
Other Assets, Less Liabilities	(1.7)	(3,593,637)
Net Assets	100.0%	$212,038,342

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2017.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(e)	Illiquid security—As of December 31, 2017, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $784,636, which represented 0.4% of the Portfolio’s net assets.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued security was $784,636, which represented 0.4% of the Portfolio’s net assets.

(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2017, the total net market value of these securities was $4,152,013, which represented 2.0% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

As of December 31, 2017, Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	69	March 2018	$8,051,050	$8,015,320	$(35,730)

1.	As of December 31, 2017, cash in the amount of $43,125 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

IO—Interest Only

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,518,794	$—	$6,518,794
Corporate Bonds	—	13,177,563	—	13,177,563
Mortgage-Backed Securities (b)	—	3,955,761	784,636	4,740,397
U.S. Government & Federal Agencies	—	185,398,519	—	185,398,519

Total Long-Term Bonds	—	209,050,637	784,636	209,835,273

Short-Term Investment
Repurchase Agreement	—	5,796,706	—	5,796,706

Total Investments in Securities	$—	$214,847,343	$784,636	$215,631,979

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(35,730)	$—	$—	$(35,730)

Total Other Financial Instruments	(35,730)	—	—	(35,730)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(35,730)	$—	$—	$(35,730)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $784,636 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$843,642	$1,009	$4,271	$60,583	$—	$(124,869)	$—	$—	$784,636	$46,046

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $213,214,499)	$215,631,979
Cash collateral on deposit at broker for futures contracts	43,125
Receivables:
Interest	792,084
Fund shares sold	9,017
Variation margin on futures contracts	6,462
Investment securities sold	1,889

Total assets	216,484,556

Liabilities
Payables:
Investment securities purchased	4,153,969
Fund shares redeemed	103,224
Manager (See Note 3)	90,557
Professional fees	42,024
NYLIFE Distributors (See Note 3)	33,165
Shareholder communication	18,448
Custodian	4,024
Trustees	261
Accrued expenses	542

Total liabilities	4,446,214

Net assets	$212,038,342

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,788
Additional paid-in capital	207,826,201

207,845,989
Undistributed net investment income	4,833,245
Accumulated net realized gain (loss) on investments and futures transactions	(3,022,642)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,381,750

Net assets	$212,038,342

Initial Class
Net assets applicable to outstanding shares	$56,561,376

Shares of beneficial interest outstanding	5,247,204

Net asset value per share outstanding	$10.78

Service Class
Net assets applicable to outstanding shares	$155,476,966

Shares of beneficial interest outstanding	14,540,785

Net asset value per share outstanding	$10.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$6,482,343

Expenses
Manager (See Note 3)	1,138,311
Distribution/Service—Service Class (See Note 3)	417,023
Professional fees	63,576
Shareholder communication	42,449
Custodian	6,754
Trustees	5,784
Miscellaneous	11,811

Total expenses	1,685,708

Net investment income (loss)	4,796,635

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts

Net realized gain (loss) on:
Investment transactions	(265,861)
Futures transactions	(5,473)

Net realized gain (loss) on investments and futures transactions	(271,334)

Net change in unrealized appreciation (depreciation) on:
Investments	(100,705)
Futures contracts	(4,852)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(105,557)

Net realized and unrealized gain (loss) on investments and futures transactions	(376,891)

Net increase (decrease) in net assets resulting from operations	$4,419,744

16	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,796,635	$5,303,753
Net realized gain (loss) on investments and futures transactions	(271,334)	(25,157)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(105,557)	(3,110,318)

Net increase (decrease) in net assets resulting from operations	4,419,744	2,168,278

Dividends to shareholders:
From net investment income:
Initial Class	(1,584,771)	(1,653,503)
Service Class	(3,866,557)	(4,453,387)

Total dividends to shareholders	(5,451,328)	(6,106,890)

Capital share transactions:
Net proceeds from sale of shares	15,194,689	71,870,776
Net asset value of shares issued to shareholders in reinvestment of dividends	5,451,328	6,106,890
Cost of shares redeemed	(58,713,143)	(74,085,100)

Increase (decrease) in net assets derived from capital share transactions	(38,067,126)	3,892,566

Net increase (decrease) in net assets	(39,098,710)	(46,046)

Net Assets

Beginning of year	251,137,052	251,183,098

End of year	$212,038,342	$251,137,052

Undistributed net investment income at end of year	$4,833,245	$5,451,323

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016		2015		2014	2013
Net asset value at beginning of year	$10.85		$10.99		$11.25		$11.13	$11.84

Net investment income (loss) (a)	0.25		0.24		0.29		0.31	0.30
Net realized and unrealized gain (loss) on investments	(0.02)		(0.11)		(0.23)		0.21	(0.60)

Total from investment operations	0.23		0.13		0.06		0.52	(0.30)

Less dividends and distributions:
From net investment income	(0.30)		(0.27)		(0.32)		(0.36)	(0.39)
From net realized gain on investments	—		—		—		(0.04)	(0.02)

Total dividends and distributions	(0.30)		(0.27)		(0.32)		(0.40)	(0.41)

Net asset value at end of year	$10.78		$10.85		$10.99		$11.25	$11.13

Total investment return (b)	2.11%		1.07%		0.53%		4.61%	(2.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%		2.14	%(c)	2.54%		2.70%	2.56%
Net expenses	0.56%		0.55	%(d)	0.55%		0.55%	0.54%
Expenses (before waiver/reimbursement)	0.56%		0.56%		0.55%		0.55%	0.54%
Portfolio turnover rate	17	%(e)	64	%(e)	12	%(e)	7%	25	% (e)
Net assets at end of year (in 000’s)	$56,561		$64,930		$72,924		$83,172	$89,165

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 5%, 19%, 11% and 8% for the years ended December 31, 2017, 2016, 2015 and 2013, respectively.

	Year ended December 31,
Service Class	2017		2016		2015		2014	2013
Net asset value at beginning of year	$10.76		$10.90		$11.16		$11.04	$11.74

Net investment income (loss) (a)	0.22		0.21		0.26		0.27	0.26
Net realized and unrealized gain (loss) on investments	(0.03)		(0.11)		(0.23)		0.21	(0.58)

Total from investment operations	0.19		0.10		0.03		0.48	(0.32)

Less dividends and distributions:
From net investment income	(0.26)		(0.24)		(0.29)		(0.32)	(0.36)
From net realized gain on investments	—		—		—		(0.04)	(0.02)

Total dividends and distributions	(0.26)		(0.24)		(0.29)		(0.36)	(0.38)

Net asset value at end of year	$10.69		$10.76		$10.90		$11.16	$11.04

Total investment return (b)	1.86%		0.82%		0.28%		4.35%	(2.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%		1.89	%(c)	2.29%		2.45%	2.31%
Net expenses	0.81%		0.80	%(d)	0.80%		0.80%	0.79%
Expenses (before waiver/reimbursement)	0.81%		0.81%		0.80%		0.80%	0.79%
Portfolio turnover rate	17	%(e)	64	%(e)	12	%(e)	7%	25	% (e)
Net assets at end of year (in 000’s)	$155,477		$186,207		$178,259		$185,243	$195,153

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 5%, 19%, 11% and 8% for the years ended December 31, 2017, 2016, 2015 and 2013, respectively.

18	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

20	MainStay VP Government Portfolio

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

21

Notes to Financial Statements (continued)

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

22	MainStay VP Government Portfolio

(K)  Government Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Liability Derivatives

		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(35,730)	$(35,730)

Total Fair Value		$(35,730)	$(35,730)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(5,473)	$(5,473)

Total Realized Gain (Loss)		$(5,473)	$(5,473)

Change in Unrealized Appreciation (Depreciation)

		Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(4,852)	$(4,852)

Total Change in Unrealized Appreciation (Depreciation)		$(4,852)	$(4,852)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$8,117,248	$8,117,248

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

23

Notes to Financial Statements (continued)

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.50%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,138,311.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$213,214,499	$4,693,870	$(2,276,390)	$2,417,480

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,833,245	$(3,058,372)	$—	$2,417,480	$4,192,353

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$36,615	$(36,615)	$—

The reclassifications for the Portfolio are primarily due to mortgage dollar roll adjustments.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $3,058,373, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,367	$1,691

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains
$5,451,328	$—	$6,106,890	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

24	MainStay VP Government Portfolio

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $36,854 and $73,734, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,797 and $2,286, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	186,155	$2,033,060
Shares issued to shareholders in reinvestment of dividends and distributions	146,904	1,584,771
Shares redeemed	(1,071,729)	(11,701,157)

Net increase (decrease)	(738,670)	$(8,083,326)

Year ended December 31, 2016:
Shares sold	701,525	$7,830,148
Shares issued to shareholders in reinvestment of dividends and distributions	148,846	1,653,503
Shares redeemed	(1,499,193)	(16,706,781)

Net increase (decrease)	(648,822)	$(7,223,130)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,216,945	$13,161,629
Shares issued to shareholders in reinvestment of dividends and distributions	361,117	3,866,557
Shares redeemed	(4,349,541)	(47,011,986)

Net increase (decrease)	(2,771,479)	$(29,983,800)

Year ended December 31, 2016:
Shares sold	5,768,670	$64,040,628
Shares issued to shareholders in reinvestment of dividends and distributions	404,060	4,453,387
Shares redeemed	(5,208,256)	(57,378,319)

Net increase (decrease)	964,474	$11,115,696

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Government Portfolio.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP Government Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

28	MainStay VP Government Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay VP Government Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP Government Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Government Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761327	MSVPG11-02/18 (NYLIAC) NI519

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	0.42%	0.10%	0.27%	0.44%

7-Day Current Yield: 0.83%[3]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	0.39%	0.09%	0.31%
Morningstar Prime Money Market Category Average[5]	0.59	0.16	0.41

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of December 31, 2017, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day yield of 0.83% and a 7-day current yield of 0.83%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe, which may include portfolios that do not maintain a stable net asset value of $1.00 per share. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.
5.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,003.20	$2.07	$1,023.10	$2.09	0.41%

1	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2017?

As of December 31, 2017, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.83% and a 7-day effective yield of 0.83%. For the 12 months ended December 31, 2017, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.42%. The Portfolio outperformed the 0.39% return of the Average Lipper Variable Products Money Market Portfolio1 but underperformed the 0.59% return of the Morningstar Prime Money Market Category Average2 for the 12 months ended December 31, 2017. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been lower.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, the Portfolio extended its duration from 30 days to 39 days seeking to take advantage of the higher rates offered by securities with longer maturities and to keep the Portfolio’s duration short enough to benefit from higher short-term interest rates as the Federal Open Market Committee (“FOMC”) raised the federal funds target range. During 2017, the FOMC increased the federal funds target range by 25 basis points in each of March, June and December, for a total increase of 75 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.)

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The primary factors that influenced the direction of the Portfolio were the FOMC’s successive moves to raise short-term interest rates. These moves prompted the Portfolio to lengthen duration as described above.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Repurchase agreements were the strongest contributors among short maturities of one month and less, while U.S. Treasury bills were the weakest contributors in maturities of one month and less. Short-term U.S. Treasury coupon securities continued to be strong contributors to the Portfolio’s performance because of their longer maturities, which offered higher yields in an upward-sloping yield-curve4 environment. Investments in short coupons offered some of the highest overall yields in the Portfolio during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included a number of short-term U.S. Treasury coupon securities. Among these were a U.S. Treasury note with a 1.25% coupon due 12/31/18 and a U.S. Treasury note with a 0.75% coupon due 10/31/2018. We also invested in a few floating-rate securities during the reporting period. One example was a Federal Farm Credit floating-rate note due 6/11/18.

How did the Portfolio’s asset class weightings change during the reporting period?

During the reporting period, the Portfolio increased its weighting in agency securities and decreased its weighting in repurchase agreements.

1.	See footnote on page 5 for more information on the Average Lipper Variable Products Money Market Portfolio.
2.	See footnote on page 5 for more information on the Morningstar Prime Money Market Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2017

	Principal Amount	Amortized Cost

Short-Term Investments 99.0%†
Government Agency Debt 59.9%
Federal Agricultural Mortgage Corp. (b)
1.31%, due 1/8/18	$5,000,000	$4,998,795
1.31%, due 1/10/18	6,000,000	5,998,140
1.312%, due 11/30/18	10,000,000	10,000,000
1.34%, due 2/28/18	11,000,000	10,977,138
Federal Farm Credit Bank
1.31%, due 1/5/18 (b)	15,000,000	14,998,100
1.37%, due 3/16/18 (b)	10,000,000	9,976,509
1.477% (1-month USD-LIBOR-BBA + 0.045%), due 6/11/18 (a)	5,720,000	5,724,681
1.691% (1-month USD-LIBOR-BBA + 0.20%), due 6/18/18 (a)	9,265,000	9,279,741
Federal Home Loan Bank
1.232% (1-month USD-LIBOR-BBA - 0.14%), due 7/3/18 (a)	10,000,000	9,999,785
1.31%, due 1/11/18 (b)	10,000,000	9,996,541
1.31%, due 1/19/18 (b)	10,000,000	9,993,700
1.31%, due 1/22/18 (b)	3,600,000	3,597,343
1.31%, due 1/23/18 (b)	15,000,000	14,988,450
1.31%, due 1/29/18 (b)	5,000,000	4,995,042
Federal Home Loan Mortgage Corp. (b)
1.31%, due 1/16/18	10,000,000	9,995,500
1.31%, due 1/18/18	24,800,000	24,785,947
1.31%, due 1/22/18	15,000,000	14,990,401
1.46%, due 5/2/18	10,000,000	9,954,961
Federal National Mortgage Association (b)
1.31%, due 1/17/18	20,000,000	19,989,511
1.31%, due 1/24/18	2,500,000	2,498,007
1.34%, due 2/2/18	10,000,000	9,988,889
1.34%, due 2/5/18	15,000,000	14,982,208
1.37%, due 3/19/18	5,000,000	4,986,311
Tennessee Valley Authority (b)
1.21%, due 1/2/18	20,000,000	19,999,293
1.31%, due 1/9/18	20,000,000	19,994,644
1.31%, due 1/16/18	10,000,000	9,994,959
1.31%, due 1/23/18	10,000,000	9,992,239

Total Government Agency Debt (Cost $297,676,835)		297,676,835

Treasury Debt 19.1%
United States Treasury Bills (b)
1.10%, due 1/2/18	25,000,000	24,999,282
1.149%, due 1/4/18	10,000,000	9,999,031
United States Treasury Notes (b)
0.625%, due 6/30/18	5,000,000	4,985,873
0.75%, due 4/30/18	5,000,000	4,994,142
0.75%, due 7/31/18	5,000,000	4,984,449

	Principal Amount	Amortized Cost

Treasury Debt (continued)
0.875%, due 1/31/18	$10,000,000	$9,999,688
0.875%, due 3/31/18	5,000,000	4,998,004
0.75%, due 8/31/18	5,000,000	4,983,746
0.75%, due 9/30/18	5,000,000	4,980,750
0.75%, due 10/31/18	5,000,000	4,972,115
0.875%, due 5/31/18	5,000,000	4,993,987
1.00%, due 11/30/18	5,000,000	4,975,681
1.25%, due 12/31/18	5,000,000	4,973,330

Total Treasury Debt (Cost $94,840,078)		94,840,078

Treasury Repurchase Agreements 20.0%
Bank of America N.A. 1.40%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $25,003,889 (Collateralized by United States Treasury securities with rates between 0.125% and 1.242% and maturity dates between 10/31/18 and 4/15/19, with a Principal Amount of $24,815,300 and a Market Value of $25,500,033)	25,000,000	25,000,000
Bank of Montreal 1.33%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $25,003,694 (Collateralized by United States Treasury securities with rates between 0.00% and 2.75% and maturity dates between 12/31/17 and 7/31/23, with a Principal Amount of $26,298,100 and a Market Value of $25,500,093)	25,000,000	25,000,000
RBC Capital Markets 1.35%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $25,003,750 (Collateralized by United States Treasury securities with rates between 2.25% and 3.00% and maturity dates between 2/15/27 and 2/15/47, with a Principal Amount of $24,161,100 and a Market Value of $25,500,050)	25,000,000	25,000,000

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
Toronto Dominion Bank 1.37%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $24,501,729 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 12/31/23, with a Principal Amount of $24,793,500 and a Market Value of $24,988,041)	$24,498,000	$24,498,000

Total Treasury Repurchase Agreements (Cost $99,498,000)		99,498,000

Total Short-Term Investments (Cost $492,014,913)		492,014,913

Total Investments (Cost $492,014,913)	99.0%	492,014,913
Other Assets, Less Liabilities	1.0	4,856,543
Net Assets	100.0%	$496,871,456

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(b)	Interest rate shown represents yield to maturity

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London Interbank Offered Rate

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$297,676,835	$—	$297,676,835
Treasury Debt	—	94,840,078	—	94,840,078
Treasury Repurchase Agreements	—	99,498,000	—	99,498,000

Total Investments in Securities	$—	$492,014,913	$—	$492,014,913

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (amortized cost $392,516,913)	$392,516,913
Repurchase agreements, at value (amortized cost $99,498,000)	99,498,000
Cash	565
Receivables:
Investment securities sold	5,000,000
Fund shares sold	308,299
Interest	214,470

Total assets	497,538,247

Liabilities
Payables:
Fund shares redeemed	416,510
Manager (See Note 3)	171,074
Professional fees	35,448
Shareholder communication	33,778
Custodian	8,971
Trustees	626
Accrued expenses	186
Dividend payable	198

Total liabilities	666,791

Net assets	$496,871,456

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$496,833
Additional paid-in capital	496,374,609

496,871,442
Undistributed net investment income	477
Accumulated net realized gain (loss) on investments	(463)

Net assets applicable to outstanding shares	$496,871,456

Shares of beneficial interest outstanding	496,832,681

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$4,883,625

Expenses
Manager (See Note 3)	2,353,674
Professional fees	65,590
Shareholder communication	55,142
Custodian	27,699
Trustees	14,676
Miscellaneous	19,026

Total expenses	2,535,807

Net investment income (loss)	2,347,818

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	162

Net increase (decrease) in net assets resulting from operations	$2,347,980

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,347,818	$122,206
Net realized gain (loss) on investments	162	(503)

Net increase (decrease) in net assets resulting from operations	2,347,980	121,703

Dividends to shareholders:
From net investment income	(2,404,931)	(64,780)

Capital share transactions:
Net proceeds from sale of shares	247,837,481	439,619,371
Net asset value of shares issued to shareholders in reinvestment of dividends	2,404,776	64,780
Cost of shares redeemed	(410,801,316)	(402,540,101)

Increase (decrease) in net assets derived from capital share transactions	(160,559,059)	37,144,050

Net increase (decrease) in net assets	(160,616,010)	37,200,973

Net Assets
Beginning of year	657,487,466	620,286,493

End of year	$496,871,456	$657,487,466

Undistributed net investment income at end of year	$477	$57,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2017		2016		2015		2014		2013
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (a)	0.42%		0.02%		0.01%		0.01%		0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%		0.02	%(b)	0.01%		0.01%		0.01%
Net expenses	0.44%		0.39	%(c)	0.15%		0.11%		0.14%
Expenses (before waiver/reimbursement)	0.44%		0.49%		0.48%		0.47%		0.47%
Net assets at end of year (in 000’s)	$496,871		$657,487		$620,286		$578,509		$784,842

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions

15

Notes to Financial Statements (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”), for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

16	MainStay VP U.S. Government Money Market Portfolio

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” “Subadvisor”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. Effective May 1, 2017, the Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. Prior to May 1, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the rate of: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.41%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,353,674.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$477	$(463)	$—	$—	$14

17

Notes to Financial Statements (continued)

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $463, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—(a)	$ —
(a)	Amount is less than $1,000.

The Portfolio utilized $162 of capital loss carryforwards during the year ended December 31, 2017.

During the years ended December 31, 2017 and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,404,931	$ —	$64,780	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class (at $1 per share)	Shares
Year ended December 31, 2017:
Shares sold	247,818,151
Shares issued to shareholders in reinvestment of dividends and distributions	2,404,588
Shares redeemed	(410,769,275)

Net increase (decrease)	(160,546,536)

Year ended December 31, 2016:
Shares sold	439,568,908
Shares issued to shareholders in reinvestment of dividends and distributions	64,765
Shares redeemed	(402,492,912)

Net increase (decrease)	37,140,761

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP U.S. Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

19

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Portfolio, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration

20	MainStay VP U.S. Government Money Market Portfolio

of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment

22	MainStay VP U.S. Government Money Market Portfolio

strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Portfolio, effective May 1, 2017. The Board also noted that New York Life Investments may continue to provide support to the Portfolio in the form of voluntary waivers and/or reimbursements of fees and/or expenses, as disclosed in the Portfolio’s prospectus.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

23

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24	MainStay VP U.S. Government Money Market Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

26	MainStay VP U.S. Government Money Market Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

27

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761346	MSVPUSGMM11-02/18 (NYLIAC) NI510

MainStay VP High Yield Corporate Bond Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	6.86%	5.82%	6.92%	0.59%
Service Class Shares	6/4/2003	6.59	5.56	6.66	0.84

Benchmark Performance	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. High Yield Constrained Index[2]	7.48%	5.81%	7.96%
Credit Suisse High Yield Index[3]	7.03	5.72	7.61
Morningstar High Yield Bond Category Average[4]	6.47	4.63	6.43

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse High Yield Index is the Portfolio’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,031.00	$2.97	$1,022.30	$2.96	0.58%

Service Class Shares	$1,000.00	$1,029.70	$4.25	$1,021.00	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 9/30/22–2/1/28
2.	T-Mobile USA, Inc., 5.125%–6.625%, due 1/15/22–4/15/27
3.	HCA, Inc., 5.00%–8.36%, due 2/15/22–6/15/26
4.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27
5.	Exide Technologies
6.	Crown Castle International Corp., 5.25%, due 1/15/23
7.	Comstock Resources, Inc., 7.75%–10.00%, due 4/1/19–6/15/20
8.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18
9.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24
10.	MPLX, L.P., 4.875%–5.50%, due 2/15/23–6/1/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP High Yield Corporate Bond Portfolio returned 6.86% for Initial Class shares and 6.59% for Service Class shares. Over the same period, both share classes underperformed the 7.48% return of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index,1 which is the Portfolio’s primary benchmark, and the 7.03% return of the Credit Suisse High Yield Index,1 which formerly was the Portfolio’s primary benchmark. Both share classes outperformed the 6.47% return of the Morningstar High Yield Bond Category Average2 for the 12 months ended December 31, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

In 2017, the market continued to favor higher-yielding lower-quality issues, with CCC-rated3 and distressed credits outperforming the broad market throughout the reporting period. During the reporting period, CCC-rated credits were up approximately 10.6% while the broad market was up approximately 7.5%. Given the narrowing in spreads4 of CCC-rated credits relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, the Portfolio reduced its exposure to lower-quality credits that had appreciated in price.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the duration positioning is a result of the Subadvisor’s bottom-up investment process. As of December 31, 2017, the modified duration of the Portfolio was 3.0 years, which was shorter than the 3.5-year duration of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Spreads have continued to tighten in 2017 from their wider positions in February 2016. This was particularly true in commodity-related industries and among CCC-rated issues, which significantly outperformed the broad high-yield market during the reporting period. As a result, the Portfolio began to reduce positions in these sectors, which had appreciated in price because of relative value. In place of these positions, the Portfolio added to higher-quality positions at risk-adjusted yields that we found relatively attractive.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Security selection in the retail sector contributed positively to the Portfolio’s performance as positions in specialty retailers advanced. (Contributions take weightings and total returns into account.) The Portfolio’s decision to avoid bonds issued by department stores contributed to relative performance because these bonds declined in price.

In the automotive sector, security selection and an overweight position relative to the benchmark contributed positively to performance with positions in auto parts distributors and service centers leading the way.

The services sector detracted from the Portfolio’s performance because of an overweight position in travel company Carlson Wagonlit, which lagged the market. The Portfolio’s underweight position in the banking sector detracted from performance, as the sector outperformed the market. From a credit-quality perspective, the Portfolio’s underweight position in credits rated CCC detracted as lower-quality credits continued to outpace the high-yield market as a whole.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased bonds in Big River Steel, the newest flat rolled steel plant in the United States. The bond carried a secured first lien on the company’s assets. The Portfolio also increased its position in mobile communications provider T-Mobile, a company that we believe has strategically important assets and has increased free cash flow with moderate leverage relative to its peers.

During the reporting period the Portfolio exited its position in musical instruments retailer Guitar Center. The company continued to see declining same-store sales and weakening margin trends across its businesses. The Portfolio also eliminated its position in The Fresh Market, a regional grocer/specialty food retailer.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar High Yield Bond Category Average.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP High Yield Corporate Bond Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During 2017, there were no material changes to the Portfolio’s industry weights. There was a minimal increase in the Portfolio’s exposure to the media and capital goods industries because of attractive valuations and yields. The Portfolio trimmed its exposure to the automotive and transportation industries during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index in the basic industry, automotive and consumer goods industries. As of the same date, the Portfolio held underweight positions relative to the Index in the banking, health care and telecommunications industries.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 93.0%† Convertible Bonds 1.6%
Auto Parts & Equipment 0.6%
♦Exide Technologies (a)(b)(c)(d)
7.00% (7.00% PIK), due 4/30/25	$26,491,940	$14,199,680
7.25% (7.25% PIK), due 4/30/25 (e)	4,786,204	5,130,810

		19,330,490

Media 0.3%
DISH Network Corp. 3.375%, due 8/15/26	7,705,000	8,403,266

Oil & Gas 0.4%
♦Comstock Resources, Inc. (b)
7.75% (7.75% PIK), due 4/1/19	4,978,218	4,604,852
9.50% (9.50% PIK), due 6/15/20	8,399,449	7,811,487

		12,416,339

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	11,135,000	11,455,187

Total Convertible Bonds (Cost $58,004,713)		51,605,282

Corporate Bonds 90.6%
Advertising 0.6%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,692,115
5.75%, due 2/1/26	2,935,000	3,133,113
5.875%, due 2/1/22	3,350,000	3,421,187
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	3,495,000	3,582,375
5.625%, due 2/15/24	3,830,000	4,050,225

		19,879,015

Aerospace & Defense 1.6%
KLX, Inc. 5.875%, due 12/1/22 (e)	10,925,000	11,440,660
Orbital ATK, Inc.
5.25%, due 10/1/21	4,270,000	4,382,087
5.50%, due 10/1/23	3,775,000	3,982,625
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	2,494,000	2,570,058
TransDigm, Inc.
5.50%, due 10/15/20	5,780,000	5,852,250
6.00%, due 7/15/22	2,760,000	2,815,200
6.50%, due 7/15/24	2,000,000	2,050,000
6.50%, due 5/15/25	9,350,000	9,560,375
Triumph Group, Inc. 7.75%, due 8/15/25 (e)	5,595,000	5,937,694

		48,590,949

	Principal Amount	Value
Airlines 0.0% ‡
United Continental Holdings, Inc. 4.25%, due 10/1/22	$1,230,000	$1,237,688

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	5,380,000	5,527,950

Auto Manufacturers 1.5%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	6,625,000	7,287,500
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,850,070
General Motors Financial Co., Inc. 6.75%, due 6/1/18	6,125,000	6,239,236
Jaguar Land Rover Automotive PLC 5.625%, due 2/1/23 (e)	1,375,000	1,407,656
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,620,000	7,750,759
Navistar International Corp. 6.625%, due 11/1/25 (e)	7,445,000	7,767,964
Wabash National Corp. 5.50%, due 10/1/25 (e)	4,867,000	4,903,502

		45,206,687

Auto Parts & Equipment 3.5%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	8,100,000	8,322,750
American Axle & Manufacturing, Inc. (e)
6.25%, due 4/1/25	4,180,000	4,399,450
6.50%, due 4/1/27	5,465,000	5,786,069
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	4,515,000	4,757,681
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	30,261,599	26,357,853
Goodyear Tire & Rubber Co.
4.875%, due 3/15/27	3,490,000	3,572,888
5.125%, due 11/15/23	2,000,000	2,086,780
IHO Verwaltungs GmbH (b)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	8,210,000	8,353,675
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	8,180,000	8,338,528
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	5,770,000	5,856,550
International Automotive Components Group S.A. 9.125%, due 6/1/18 (e)	4,775,000	4,727,250
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	6,640,000	6,922,200
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	8,835,000	9,011,700

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Tenneco, Inc. 5.00%, due 7/15/26	$3,920,000	$4,018,000
Titan International, Inc. 6.50%, due 11/30/23 (e)	4,000,000	4,070,000
ZF North America Capital, Inc. 4.75%, due 4/29/25 (e)	2,692,000	2,850,155

		109,431,529

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	4,920,000	5,166,000

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (e)	8,310,000	8,091,863

Building Materials 1.5%
Airxcel, Inc. 8.50%, due 2/15/22 (e)	2,915,000	3,089,900
BMC East LLC 5.50%, due 10/1/24 (e)	3,795,000	3,927,825
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,621,687
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	3,500,000	3,526,250
5.00%, due 1/15/28	4,745,000	4,780,587
RSI Home Products, Inc. 6.50%, due 3/15/23 (e)	1,813,000	1,899,118
Standard Industries, Inc. 4.75%, due 1/15/28 (e)	3,870,000	3,878,940
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	3,270,000	3,335,400
6.125%, due 7/15/23	10,905,000	11,341,200
8.50%, due 4/15/22	3,860,000	4,274,950

		45,675,857

Chemicals 2.2%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	11,870,000	14,006,600
10.00%, due 10/15/25	8,140,000	9,768,000
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (e)	7,795,000	8,652,450
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	5,760,000	5,817,600

	Principal Amount	Value
Chemicals (continued)
NOVA Chemicals Corp. (e)
4.875%, due 6/1/24	$5,830,000	$5,815,425
5.00%, due 5/1/25	2,500,000	2,493,750
5.25%, due 8/1/23	2,400,000	2,469,000
5.25%, due 6/1/27	3,735,000	3,725,662
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,472,965
PolyOne Corp. 5.25%, due 3/15/23	9,876,000	10,394,490
Westlake Chemical Corp. 4.625%, due 2/15/21	1,000,000	1,025,000

		67,640,942

Coal 0.4%
CNX Resources Corp.
5.875%, due 4/15/22	6,895,000	7,041,519
8.00%, due 4/1/23	5,435,000	5,826,320

		12,867,839

Commercial Services 4.4%
Ashtead Capital, Inc. (e)
4.125%, due 8/15/25	1,665,000	1,681,650
4.375%, due 8/15/27	2,500,000	2,537,500
5.625%, due 10/1/24	5,645,000	5,983,700
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	6,495,000	6,657,375
6.375%, due 4/1/24 (e)	8,715,000	9,066,214
Cimpress N.V. 7.00%, due 4/1/22 (e)	11,005,000	11,335,150
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (e)	2,835,000	2,820,825
Gartner, Inc. 5.125%, due 4/1/25 (e)	10,407,000	10,875,315
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	3,825,000	4,001,906
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	4,580,000	4,831,900
5.00%, due 11/1/22	20,705,000	22,448,361
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	4,615,000	4,661,150
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	3,340,000	3,540,400
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	4,860,000	5,042,250
5.50%, due 10/1/21	1,340,000	1,376,850
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	6,120,000	6,165,900
5.00%, due 4/15/22 (e)	20,569,000	21,160,359
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	1,365,000	1,409,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc.
4.625%, due 7/15/23	$1,980,000	$2,047,063
4.625%, due 10/15/25	2,000,000	2,015,000
4.875%, due 1/15/28	1,395,000	1,401,975
WEX, Inc. 4.75%, due 2/1/23 (e)	4,915,000	5,019,444

		136,079,649

Computers 0.2%
Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, due 12/15/24 (e)	1,000,000	1,167,800
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,599,250

		7,767,050

Consumer Services 0.1%
Matthews International Corp. 5.25%, due 12/1/25 (e)	3,865,000	3,903,650

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	6,235,000	6,437,638
4.70%, due 5/24/22	8,070,000	8,271,750

		14,709,388

Distribution & Wholesale 0.3%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	5,885,000	6,061,550
H&E Equipment Services, Inc. 5.625%, due 9/1/25 (e)	2,750,000	2,873,750

		8,935,300

Diversified Financial Services 3.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	2,495,000	2,615,463
5.00%, due 10/1/21	5,465,000	5,825,613
Credit Acceptance Corp.
6.125%, due 2/15/21	3,700,000	3,737,000
7.375%, due 3/15/23	6,050,000	6,337,375
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (e)	7,115,000	7,342,676
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (e)	3,955,000	4,058,819
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	6,685,000	6,893,906
5.25%, due 10/1/25	1,540,000	1,532,300
5.875%, due 8/1/21	8,560,000	8,816,800

	Principal Amount	Value
Diversified Financial Services (continued)
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	$5,545,000	$5,780,663
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	7,925,000	8,063,687
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	1,304,000	1,305,304
7.875%, due 10/1/20	5,476,000	5,592,365
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	4,025,000	4,125,625
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (e)	2,030,000	2,097,396
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	6,000,000	6,195,000
Quicken Loans, Inc. 5.25%, due 1/15/28 (e)	7,915,000	7,813,688
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	7,900,000	8,314,750
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	3,380,000	3,489,850

		99,938,280

Electric 2.1%
Calpine Corp. (e)
5.875%, due 1/15/24	6,485,000	6,598,487
6.00%, due 1/15/22	8,255,000	8,502,650
♦GenOn Energy, Inc. (f)(g)
7.875%, due 6/15/17	22,767,000	18,213,600
9.50%, due 10/15/18	19,471,000	15,479,445
NRG Energy, Inc.
6.25%, due 7/15/22	1,575,000	1,638,000
6.625%, due 1/15/27	7,000,000	7,402,500
NRG REMA LLC Series C 9.681%, due 7/2/26	11,280,000	6,655,200
Public Service Co. of New Mexico 7.95%, due 5/15/18	1,805,000	1,842,586

		66,332,468

Electrical Components & Equipment 0.7%
General Cable Corp. 5.75%, due 10/1/22	14,730,000	15,263,962
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,339,000

		22,602,962

Electronics 0.1%
Itron, Inc. 5.00%, due 1/15/26 (e)	4,000,000	4,015,000

Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	2,700,000	2,902,500

12	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Engineering & Construction (continued)
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	$7,219,000	$7,182,905
6.625%, due 8/15/25 (e)	4,095,000	4,074,525

		14,159,930

Entertainment 1.3%
Churchill Downs, Inc. 4.75%, due 1/15/28 (e)	6,535,000	6,492,196
GLP Capital, L.P. / GLP Financing II, Inc.
4.875%, due 11/1/20	2,420,000	2,510,750
5.375%, due 4/15/26	1,660,000	1,780,350
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	2,193,000	2,346,510
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (e)	4,830,000	4,830,000
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	4,660,000	4,625,050
Sterling Entertainment Enterprises LLC (d)(h)
9.75%, due 12/15/19 (a)(c)	10,000,000	10,286,060
10.25%, due 1/15/25	7,000,000	6,895,000

		39,765,916

Food 2.4%
B&G Foods, Inc.
4.625%, due 6/1/21	5,000,000	5,075,000
5.25%, due 4/1/25	8,790,000	8,940,748
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	16,280,000	15,343,900
Ingles Markets, Inc. 5.75%, due 6/15/23	5,795,000	5,852,950
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	7,540,000	7,558,850
Lamb Weston Holdings, Inc. 4.875%, due 11/1/26 (e)	2,500,000	2,612,500
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (e)	7,880,000	8,786,200
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	5,130,000	5,976,450
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)	6,155,000	6,401,200
Wells Enterprises, Inc. 6.75%, due 2/1/20 (e)	6,897,000	7,026,319

		73,574,117

	Principal Amount	Value
Forest Products & Paper 0.9%
Mercer International, Inc.
5.50%, due 1/15/26 (e)	$1,250,000	$1,268,750
6.50%, due 2/1/24	6,005,000	6,380,312
7.75%, due 12/1/22	415,000	439,900
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,843,000	19,090,815

		27,179,777

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	2,070,500
5.625%, due 5/20/24	7,385,000	7,680,400
5.75%, due 5/20/27	5,455,000	5,509,550
5.875%, due 8/20/26	6,495,000	6,689,850

		21,950,300

Health Care—Products 0.5%
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	4,705,000	4,922,607
Hologic, Inc. (e)
4.375%, due 10/15/25	3,080,000	3,126,200
5.25%, due 7/15/22	3,760,000	3,891,600
Teleflex, Inc. 4.625%, due 11/15/27	2,975,000	3,000,436

		14,940,843

Health Care—Services 5.0%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	8,440,000	8,566,600
6.50%, due 3/1/24	1,865,000	1,939,600
Centene Corp.
4.75%, due 1/15/25	4,605,000	4,685,588
5.625%, due 2/15/21	5,305,000	5,450,888
6.125%, due 2/15/24	6,315,000	6,678,113
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	4,165,000	3,748,500
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375 PIK), due 5/15/22 (b)(e)	3,000,000	3,030,000
Fresenius Medical Care U.S. Finance II, Inc. (e)
5.625%, due 7/31/19	340,000	355,673
6.50%, due 9/15/18	3,750,000	3,866,659
♦HCA, Inc.
5.00%, due 3/15/24	8,637,000	8,982,480
5.25%, due 4/15/25	7,985,000	8,444,137
5.25%, due 6/15/26	2,875,000	3,047,500
5.375%, due 2/1/25	2,320,000	2,401,200
5.875%, due 3/15/22	5,130,000	5,489,100
5.875%, due 5/1/23	4,200,000	4,483,500
5.875%, due 2/15/26	3,655,000	3,865,163
7.50%, due 2/15/22	1,570,000	1,766,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc. (continued)
7.58%, due 9/15/25	$1,770,000	$2,026,650
7.69%, due 6/15/25	9,195,000	10,413,337
8.36%, due 4/15/24	1,020,000	1,206,150
HealthSouth Corp. 5.75%, due 11/1/24	5,530,000	5,661,338
Molina Healthcare, Inc. 5.375%, due 11/15/22	6,615,000	6,896,137
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	17,990,000	19,159,350
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (b)(e)	7,685,000	7,973,187
Tenet Healthcare Corp.
4.625%, due 7/15/24 (e)	2,890,000	2,817,750
5.125%, due 5/1/25 (e)	3,140,000	3,061,500
6.75%, due 6/15/23	3,185,000	3,089,450
7.50%, due 1/1/22 (e)	1,785,000	1,874,250
8.125%, due 4/1/22	6,775,000	6,893,562
WellCare Health Plans, Inc. 5.25%, due 4/1/25	4,455,000	4,700,025
West Street Merger Sub, Inc. 6.375%, due 9/1/25 (e)	2,850,000	2,857,125

		155,430,762

Home Builders 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	3,237,000	3,232,954
6.875%, due 2/15/21	6,815,000	6,942,781
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	3,520,000	3,731,200
6.50%, due 12/15/20	12,995,000	13,254,900
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	4,100,000	4,284,500
Century Communities, Inc. 6.875%, due 5/15/22	10,140,000	10,647,000
M/I Homes, Inc. 5.625%, due 8/1/25	3,000,000	3,044,760
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	5,010,000	5,298,075
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	5,656,500
Shea Homes, L.P. / Shea Homes Funding Corp. 6.125%, due 4/1/25 (e)	4,535,000	4,716,400
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	968,000	987,360

	Principal Amount	Value
Home Builders (continued)
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	$4,935,000	$5,083,050

		66,879,480

Household Products & Wares 0.8%
Prestige Brands, Inc. (e)
5.375%, due 12/15/21	3,665,000	3,729,138
6.375%, due 3/1/24	5,690,000	5,896,262
Spectrum Brands, Inc.
5.75%, due 7/15/25	6,540,000	6,883,350
6.625%, due 11/15/22	6,590,000	6,820,650

		23,329,400

Insurance 1.3%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	8,439,818
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,782,422
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (e)	7,858,000	8,034,805
MGIC Investment Corp. 5.75%, due 8/15/23	7,245,000	7,924,219
Radian Group, Inc. 4.50%, due 10/1/24	3,060,000	3,134,970
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (e)	5,745,000	5,802,450

		39,118,684

Internet 1.8%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	2,870,000	3,013,500
Match Group, Inc.
5.00%, due 12/15/27 (e)	4,640,000	4,709,600
6.375%, due 6/1/24	1,250,000	1,354,687
Netflix, Inc.
4.875%, due 4/15/28 (e)	6,000,000	5,880,000
5.50%, due 2/15/22	7,455,000	7,837,069
5.75%, due 3/1/24	10,899,000	11,593,811
5.875%, due 2/15/25	3,320,000	3,527,500
Symantec Corp. 5.00%, due 4/15/25 (e)	4,540,000	4,721,600
VeriSign, Inc.
4.75%, due 7/15/27	3,690,000	3,773,025
5.25%, due 4/1/25	9,025,000	9,825,969

		56,236,761

Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	4,355,000	4,463,875
Allegheny Technologies, Inc. 7.875%, due 8/15/23	6,833,000	7,383,876

14	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	$13,768,000	$14,559,660
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (e)	13,829,000	14,416,733

		40,824,144

Leisure Time 1.5%
Brunswick Corp. 4.625%, due 5/15/21 (e)	5,900,000	5,997,148
♦Carlson Travel, Inc. (e)
6.75%, due 12/15/23	21,868,000	19,790,540
9.50%, due 12/15/24	15,663,000	12,608,715
Vista Outdoor, Inc. 5.875%, due 10/1/23	9,564,000	9,181,440

		47,577,843

Lodging 0.7%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,935,000	2,084,963
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	9,069,885
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	1,200,000	1,212,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	5,940,000	6,251,850
Station Casinos LLC 5.00%, due 10/1/25 (e)	3,000,000	3,015,000

		21,633,698

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (e)	6,270,000	6,693,225

Machinery—Diversified 0.4%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,520,425
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (e)	1,680,000	1,696,800
Tennant Co. 5.625%, due 5/1/25 (e)	3,635,000	3,816,750

		11,033,975

Media 6.8%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	4,965,000	5,287,725
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (e)	6,840,000	6,993,900
Block Communications, Inc. 6.875%, due 2/15/25 (e)	11,455,000	11,999,112
Cablevision Systems Corp. 7.75%, due 4/15/18	4,826,000	4,886,325

	Principal Amount	Value
Media (continued)
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	$15,120,000	$14,704,200
5.125%, due 2/15/23	5,130,000	5,245,425
5.125%, due 5/1/23 (e)	4,500,000	4,590,000
5.125%, due 5/1/27 (e)	13,580,000	13,376,300
5.25%, due 9/30/22	500,000	512,500
5.375%, due 5/1/25 (e)	2,596,000	2,674,711
5.75%, due 1/15/24	4,118,000	4,231,245
5.75%, due 2/15/26 (e)	4,795,000	4,980,806
5.875%, due 4/1/24 (e)	8,005,000	8,345,212
5.875%, due 5/1/27 (e)	2,850,000	2,935,500
Cogeco Communications, Inc. 4.875%, due 5/1/20 (e)	7,110,000	7,198,875
CSC Holdings LLC
7.625%, due 7/15/18	95,000	97,138
7.875%, due 2/15/18	965,000	969,825
DISH DBS Corp.
5.875%, due 7/15/22	3,320,000	3,336,600
5.875%, due 11/15/24	9,250,000	9,007,187
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	5,505,000	5,842,181
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	16,585,820
SFR Group S.A. (e)
6.00%, due 5/15/22	7,079,000	7,167,488
6.25%, due 5/15/24	1,000,000	1,002,500
7.375%, due 5/1/26	12,100,000	12,417,625
Sirius XM Radio, Inc. 5.00%, due 8/1/27 (e)	3,672,000	3,681,180
Telenet Finance Luxembourg Notes S.A.R.L. 5.50%, due 3/1/28 (e)	5,800,000	5,785,500
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	5,120,413
5.125%, due 4/15/27 (e)	5,890,000	6,155,050
5.375%, due 6/15/24 (e)	11,450,000	12,337,375
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,257,000	24,507,064

		211,974,782

Metal Fabricate & Hardware 1.3%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	13,475,000	14,468,107
Novelis Corp. (e)
5.875%, due 9/30/26	8,185,000	8,348,700
6.25%, due 8/15/24	6,385,000	6,688,287
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	5,300,000	5,379,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware (continued)
Park-Ohio Industries, Inc. 6.625%, due 4/15/27 (e)	$5,325,000	$5,737,688

		40,622,282

Mining 3.2%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	2,315,000	2,523,350
7.00%, due 9/30/26	4,795,000	5,382,387
Aleris International, Inc.
7.875%, due 11/1/20	11,690,000	11,573,100
9.50%, due 4/1/21 (e)	13,790,000	14,548,450
Constellium N.V. 5.875%, due 2/15/26 (e)	3,350,000	3,412,813
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	4,880,000	5,258,200
Freeport McMoRan, Inc.
6.75%, due 2/1/22	4,079,000	4,221,765
6.875%, due 2/15/23	22,020,000	24,001,800
Hecla Mining Co. 6.875%, due 5/1/21	13,260,000	13,591,500
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,175,000	2,433,281
Lundin Mining Corp. 7.875%, due 11/1/22 (e)	4,000,000	4,280,000
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	6,750,000	6,847,875

		98,074,521

Miscellaneous—Manufacturing 1.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	2,715,000	2,779,481
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	8,205,000	7,999,875
EnPro Industries, Inc. 5.875%, due 9/15/22	6,180,000	6,434,925
FXI Holdings, Inc. 7.875%, due 11/1/24 (e)	1,750,000	1,746,150
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	11,230,000	11,482,675
Koppers, Inc. 6.00%, due 2/15/25 (e)	5,850,000	6,201,000

		36,644,106

Oil & Gas 8.0%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	6,320,000	6,778,200
California Resources Corp.
5.00%, due 1/15/20	6,330,000	5,855,250
8.00%, due 12/15/22 (e)	9,240,000	7,623,000

	Principal Amount	Value
Oil & Gas (continued)
Callon Petroleum Co. 6.125%, due 10/1/24	$6,830,000	$7,034,900
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
7.625%, due 1/15/22	2,815,000	2,818,519
11.50%, due 1/15/21 (e)	10,555,000	11,979,925
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	3,360,000	3,423,000
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (b)	20,760,000	21,408,750
Continental Resources, Inc. 5.00%, due 9/15/22	7,000,000	7,105,000
Delek Logistics Partners, L.P. 6.75%, due 5/15/25 (e)	3,075,000	3,105,750
Gulfport Energy Corp.
6.00%, due 10/15/24	13,395,000	13,395,000
6.375%, due 5/15/25	7,115,000	7,150,575
6.375%, due 1/15/26 (e)	1,600,000	1,604,000
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (e)	3,300,000	3,407,250
Matador Resources Co. 6.875%, due 4/15/23	4,390,000	4,620,475
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,538,762
Murphy Oil USA, Inc.
5.625%, due 5/1/27	2,395,000	2,515,229
6.00%, due 8/15/23	7,150,000	7,453,875
Newfield Exploration Co.
5.625%, due 7/1/24	6,565,000	7,057,375
5.75%, due 1/30/22	3,715,000	3,965,762
Oasis Petroleum, Inc.
6.50%, due 11/1/21	3,166,000	3,233,278
6.875%, due 3/15/22	1,480,000	1,518,850
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	4,140,000	4,150,350
5.625%, due 10/15/27	3,000,000	3,067,500
PDC Energy, Inc. 6.125%, due 9/15/24	2,655,000	2,747,925
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (b)	19,534,618	14,846,310
QEP Resources, Inc. 5.625%, due 3/1/26	3,000,000	3,041,250
Range Resources Corp.
5.75%, due 6/1/21	6,610,000	6,857,875
5.875%, due 7/1/22	7,225,000	7,369,500
Rex Energy Corp. 8.00%, due 10/1/20	39,580,000	14,446,700

16	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
RSP Permian, Inc.
5.25%, due 1/15/25	$3,000,000	$3,075,000
6.625%, due 10/1/22	5,935,000	6,224,331
SM Energy Co. 6.50%, due 11/15/21	2,165,000	2,192,063
Southwestern Energy Co. 7.50%, due 4/1/26	4,820,000	5,121,250
SRC Energy, Inc. 6.25%, due 12/1/25 (e)	7,000,000	7,157,500
Stone Energy Corp. 7.50%, due 5/31/22 (h)	8,123,857	8,225,405
Whiting Petroleum Corp. 6.625%, due 1/15/26 (e)	1,810,000	1,846,200
WPX Energy, Inc.
6.00%, due 1/15/22	11,125,000	11,625,625
7.50%, due 8/1/20	7,889,000	8,539,842

		247,127,351

Oil & Gas Services 0.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	13,323,225

Pharmaceuticals 0.8%
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	4,890,000	4,908,337
Endo Finance LLC 5. 75%, due 1/15/22 (e)	2,150,000	1,789,875
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (e)	3,585,000	2,796,300
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (e)	4,735,000	3,669,625
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	900,000	972,000
Valeant Pharmaceuticals International, Inc. (e)
5.50%, due 11/1/25	6,710,000	6,827,425
7.50%, due 7/15/21	3,320,000	3,378,100

		24,341,662

Pipelines 4.1%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
6.25%, due 10/15/22	524,000	555,948
6.375%, due 5/1/24	2,440,000	2,647,400
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	470,423
9.625%, due 11/1/21	5,950,000	7,386,497

	Principal Amount	Value
Pipelines (continued)
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	$3,510,000	$3,615,300
Cheniere Corpus Christi Holdings LLC
5.875%, due 3/31/25	5,295,000	5,738,456
7.00%, due 6/30/24	1,100,000	1,251,938
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (e)	3,000,000	3,052,500
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	2,570,000	2,614,975
6.75%, due 8/1/22	12,305,000	12,766,437
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	6,340,000	6,609,450
♦MPLX, L.P.
4.875%, due 12/1/24	5,790,000	6,241,038
4.875%, due 6/1/25	9,383,000	10,055,947
5.50%, due 2/15/23	13,367,000	13,755,712
NGPL PipeCo LLC (e)
4.375%, due 8/15/22	2,500,000	2,542,188
4.875%, due 8/15/27	5,280,000	5,478,000
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,628,439
NuStar Logistics, L.P.
6.75%, due 2/1/21	6,125,000	6,523,125
8.40%, due 4/15/18	1,000,000	1,016,250
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (e)	4,463,000	4,585,733
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	6,485,000	7,285,692
SemGroup Corp. 6.375%, due 3/15/25 (e)	2,476,000	2,438,860
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (e)
5.50%, due 9/15/24	9,560,000	9,810,950
5.50%, due 1/15/28	3,000,000	3,036,600
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 3/15/24	3,760,000	3,929,200

		126,037,058

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (b)(e)	10,621,868	10,940,524
CBRE Services, Inc.
5.00%, due 3/15/23	13,060,000	13,429,873
5.25%, due 3/15/25	2,895,000	3,184,267
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	9,580,000	9,819,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate (continued)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	$6,121,000	$6,044,488
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (e)	10,480,000	10,506,200

		53,924,852

Real Estate Investment Trusts 4.4%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	35,465,283
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,570,000
♦Equinix, Inc.
5.375%, due 1/1/22	4,715,000	4,903,600
5.375%, due 4/1/23	10,555,000	10,913,870
5.375%, due 5/15/27	14,435,000	15,445,450
5.75%, due 1/1/25	6,980,000	7,407,525
5.875%, due 1/15/26	11,950,000	12,831,312
FelCor Lodging, L.P. 5.625%, due 3/1/23	8,500,000	8,733,750
Iron Mountain, Inc. 5.25%, due 3/15/28 (e)	1,355,000	1,348,225
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	2,000,000	1,990,000
4.50%, due 1/15/28 (e)	2,220,000	2,175,600
5.625%, due 5/1/24	19,120,000	20,362,800
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	5,545,000	5,648,969
SBA Communications Corp. 4.00%, due 10/1/22 (e)	2,900,000	2,903,625
Starwood Property Trust, Inc. 5.00%, due 12/15/21	3,755,000	3,895,813

		137,595,822

Retail 3.9%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	15,585,000	16,227,102
AutoNation, Inc. 6.75%, due 4/15/18	3,811,000	3,858,404
Beacon Escrow Corp. 4.875%, due 11/1/25 (e)	3,150,000	3,161,813
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	6,160,000	6,529,600
Dollar Tree, Inc. 5.75%, due 3/1/23	8,000,000	8,380,000
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	13,440,000	13,440,000

	Principal Amount	Value
Retail (continued)
GameStop Corp. 5.50%, due 10/1/19 (e)	$4,000,000	$4,065,000
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,735,000	6,937,050
5.25%, due 12/15/23 (e)	3,040,000	3,138,800
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	2,945,000	3,011,263
5.00%, due 6/1/24	9,230,000	9,518,437
5.25%, due 6/1/26	3,115,000	3,278,538
L Brands, Inc.
5.625%, due 2/15/22	4,330,000	4,616,862
6.625%, due 4/1/21	3,610,000	3,952,950
6.75%, due 7/1/36	2,000,000	2,000,000
8.50%, due 6/15/19	1,555,000	1,689,119
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	11,755,000	11,799,669
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,878,437
Rite Aid Corp.
6.125%, due 4/1/23 (e)	9,580,000	8,645,950
6.75%, due 6/15/21	1,500,000	1,492,500

		122,621,494

Semiconductors 0.3%
Micron Technology, Inc.
5.25%, due 1/15/24 (e)	2,785,000	2,892,919
5.50%, due 2/1/25	7,643,000	7,996,489

		10,889,408

Software 3.1%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	12,995,000	13,222,412
Activision Blizzard, Inc. 6.125%, due 9/15/23 (e)	2,372,000	2,514,630
Ascend Learning LLC 6.875%, due 8/1/25 (e)	8,215,000	8,481,987
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	7,530,000	8,057,100
First Data Corp. 5.00%, due 1/15/24 (e)	2,045,000	2,103,794
MSCI, Inc. (e)
4.75%, due 8/1/26	3,290,000	3,454,500
5.25%, due 11/15/24	5,997,000	6,319,339
5.75%, due 8/15/25	13,220,000	14,194,975
Open Text Corp. 5.875%, due 6/1/26 (e)	5,085,000	5,479,088
PTC, Inc. 6.00%, due 5/15/24	14,350,000	15,211,000
Quintiles IMS, Inc. (e)
4.875%, due 5/15/23	4,870,000	5,016,100
5.00%, due 10/15/26	9,792,000	10,036,800

18	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	$1,480,000	$1,550,300

		95,642,025

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (e)	6,455,000	6,438,863

Telecommunications 5.7%
Anixter, Inc. 5.125%, due 10/1/21	2,425,000	2,552,312
CenturyLink, Inc. 5.80%, due 3/15/22	5,525,000	5,411,185
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	11,910,000	12,029,100
Frontier Communications Corp.
10.50%, due 9/15/22	8,210,000	6,208,812
11.00%, due 9/15/25	11,200,000	8,232,000
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,175,700
6.50%, due 6/15/19	4,000,000	4,180,000
6.625%, due 8/1/26	6,710,000	7,028,725
7.625%, due 6/15/21	10,195,000	11,265,475
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	6,250,000	6,234,375
Level 3 Financing, Inc. 5.625%, due 2/1/23	3,000,000	3,022,500
Level 3 Parent LLC 5.75%, due 12/1/22	1,920,000	1,927,776
Qualitytech LP / QTS Finance Corp. 4.75%, due 11/15/25 (e)	5,075,000	5,125,750
Sprint Capital Corp.
6.875%, due 11/15/28	19,075,000	19,194,219
8.75%, due 3/15/32	1,000,000	1,135,000
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	12,085,000	12,930,950
9.00%, due 11/15/18 (e)	371,000	390,515
9.25%, due 4/15/22	1,750,000	2,086,875
♦T-Mobile USA, Inc.
5.125%, due 4/15/25	7,520,000	7,811,400
5.375%, due 4/15/27	7,560,000	8,060,850
6.00%, due 4/15/24	6,840,000	7,250,400
6.125%, due 1/15/22	6,844,000	7,059,586
6.375%, due 3/1/25	8,670,000	9,276,900
6.50%, due 1/15/24	7,505,000	7,955,300
6.50%, due 1/15/26	6,415,000	7,000,369
6.625%, due 4/1/23	5,470,000	5,702,475

		176,248,549

Toys, Games & Hobbies 0.2%
Mattel, Inc. 6.75%, due 12/31/25 (e)	7,685,000	7,788,363

	Principal Amount	Value
Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	$6,955,000	$7,198,425

Total Corporate Bonds (Cost $2,723,115,327)		2,810,421,709

Loan Assignments 0.8% (i)
Diversified Financial Services 0.2%
VFH Parent LLC 2017 Term Loan 5.13% (3-month LIBOR + 3.75%), due 12/30/21	3,130,435	3,161,739
Jane Street Group LLC 2017 Term Loan B 5.88% (3-month LIBOR + 4.50%), due 8/25/22 (a)	3,456,250	3,490,813

		6,652,552

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B5 4.32% (1-month LIBOR + 2.75%), due 1/26/24	2,114,085	2,125,789

Media 0.1%
Charter Communications Operating LLC 2017 Term Loan B 3.57%, due 4/30/25	2,500,000	2,501,173

Retail 0.3%
Bass Pro Group LLC Term Loan B 6.57% (1-month LIBOR + 5.00%), due 9/25/24	10,498,688	10,436,346

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 10.32% (1-month LIBOR + 8.75%), due 11/12/20	5,942,703	3,342,770

Total Loan Assignments (Cost $26,361,407)		25,058,630

Total Long-Term Bonds (Cost $2,807,481,447)		2,887,085,621

	Shares
Common Stocks 1.1%†
Auto Parts & Equipment 0.0%‡
Exide Technologies (a)(c)(d)(h)(j)	612,830	1,182,762

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	802	18,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Media 0.0% ‡
ION Media Networks, Inc. (a)(c)(d)(h)	725	$491,978

Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(c)(d)(h)(j)	230,859	2,767,999

Oil, Gas & Consumable Fuels 0.7%
PetroQuest Energy, Inc. (j)	261,032	493,350
Rex Energy Corp. (c)(j)	20,000	27,800
Stone Energy Corp. (c)(h)(j)	637,880	20,514,221
Titan Energy LLC (j)	25,911	39,385

		21,074,756

Specialty Retail 0.3%
American Eagle Outfitters, Inc.	410,322	7,714,054

Total Common Stocks (Cost $47,104,460)		33,249,674

	Principal Amount
Short-Term Investment 4.7%
Money Market Fund 4.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.209%	$146,134,630	146,134,630

Total Short-Term Investment (Cost $146,134,630)		146,134,630

Total Investments (Cost $3,000,720,537)	98.8%	3,066,469,925
Other Assets, Less Liabilities	1.2	36,475,380
Net Assets	100.0%	$3,102,945,305

‡	Less than one-tenth of a percent.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $80,959,163, which represented 2.6% of the Portfolio’s net assets. (Unaudited)

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $67,312,142, which represented 2.2% of the Portfolio’s net assets.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Issue in non-accrual status.

(g)	Issue in default.

(h)	Restricted security.

(i)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(j)	Non-income producing security.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

20	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$32,274,792	$19,330,490	$51,605,282
Corporate Bonds (c)	—	2,773,777,796	36,643,913	2,810,421,709
Loan Assignments (d)	—	21,567,817	3,490,813	25,058,630

Total Long-Term Bonds	—	2,827,620,405	59,465,216	2,887,085,621

Common Stocks (e)	28,806,935	—	4,442,739	33,249,674
Short-Term Investment
Money Market Fund	146,134,630	—	—	146,134,630

Total Investments in Securities	$174,941,565	$2,827,620,405	$63,907,955	$3,066,469,925

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $19,330,490 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $26,357,853 and $10,286,060 are held in Auto Parts & Equipment and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,490,813 is held in Diversified Financial Services within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $1,182,762, $491,978, and $2,767,999 are held in Auto Parts & Equipment, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$15,036,151	$278,932	$5,409	$(2,071,472)	$6,897,635	(b)	$(816,165)		$—	$—	$19,330,490	$(2,071,472)
Corporate Bonds
Auto Parts & Equipment	18,885,856	420,013	(1,338,433)	1,066,460	26,857,144	(b)	(19,533,187)		—	—	26,357,853	(810,369)
Entertainment	10,375,000	—	—	(88,940)	—		—		—	—	10,286,060	(88,940)
Oil & Gas	2,182,400	—	—	(2,182,400)	—		—		—	—	—	—
Loan Assignments
Diversified Financial Services	—	591	102	42,620	3,491,250		(43,750	) (c)	—	—	3,490,813	42,620
Common Stocks
Auto Parts & Equipment	393,404	—	—	789,358	—		—		—	—	1,182,762	789,358
Electric	156,044	—	163,450	(156,044)	—		(163,450)		—	—	—	—
Media	388,150	—	—	103,828	—				—	—	491,978	103,828
Metals & Mining	2,541,758	—	—	226,241	—		—		—	—	2,767,999	226,241

Total	$49,958,763	$699,536	$(1,169,472)	$(2,270,349)	$37,246,029		$(20,556,552)		$—	$—	$63,907,955	$(1,808,734)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $3,000,720,537)	$3,066,469,925
Cash	166,640
Receivables:
Dividends and interest	45,151,411
Fund shares sold	1,098,084
Investment securities sold	308,203

Total assets	3,113,194,263

Liabilities
Payables:
Investment securities purchased	6,521,377
Manager (See Note 3)	1,462,059
Fund shares redeemed	1,457,379
NYLIFE Distributors (See Note 3)	534,722
Shareholder communication	157,982
Professional fees	86,482
Custodian	15,534
Trustees	3,773
Accrued expenses	9,650

Total liabilities	10,248,958

Net assets	$3,102,945,305

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$312,275
Additional paid-in capital	2,941,603,557

2,941,915,832
Undistributed net investment income	166,418,396
Accumulated net realized gain (loss) on investments	(71,138,311)
Net unrealized appreciation (depreciation) on investments	65,749,388

Net assets	$3,102,945,305

Initial Class
Net assets applicable to outstanding shares	$574,161,952

Shares of beneficial interest outstanding	57,149,729

Net asset value per share outstanding	$10.05

Service Class
Net assets applicable to outstanding shares	$2,528,783,353

Shares of beneficial interest outstanding	255,125,115

Net asset value per share outstanding	$9.91

22	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$191,337,432
Dividends	431,918

Total income	191,769,350

Expenses
Manager (See Note 3)	17,042,720
Distribution/Service—Service Class (See Note 3)	6,105,947
Shareholder communication	265,391
Professional fees	251,078
Trustees	74,674
Custodian	12,159
Miscellaneous	123,035

Total expenses	23,875,004

Net investment income (loss)	167,894,346

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	31,797,729
Net change in unrealized appreciation (depreciation) on investments	(3,306,082)

Net realized and unrealized gain (loss) on investments	28,491,647

Net increase (decrease) in net assets resulting from operations	$196,385,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$167,894,346	$176,767,723
Net realized gain (loss) on investments	31,797,729	(49,477,474)
Net change in unrealized appreciation (depreciation) on investments	(3,306,082)	294,691,720

Net increase (decrease) in net assets resulting from operations	196,385,993	421,981,969

Dividends to shareholders:
From net investment income:
Initial Class	(34,841,170)	(37,709,814)
Service Class	(144,063,798)	(124,197,329)

Total dividends to shareholders	(178,904,968)	(161,907,143)

Capital share transactions:
Net proceeds from sale of shares	348,689,712	330,225,247
Net asset value of shares issued to shareholders in reinvestment of dividends	178,904,968	161,907,143
Cost of shares redeemed	(423,452,072)	(448,926,970)

Increase (decrease) in net assets derived from capital share transactions	104,142,608	43,205,420

Net increase (decrease) in net assets	121,623,633	303,280,246

Net Assets
Beginning of year	2,981,321,672	2,678,041,426

End of year	$3,102,945,305	$2,981,321,672

Undistributed net investment income at end of year	$166,418,396	$177,179,637

24	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.99	$9.10	$9.84	$10.26	$10.19

Net investment income (loss) (a)	0.58	0.62	0.59	0.61	0.65
Net realized and unrealized gain (loss) on investments	0.10	0.85	(0.73)	(0.42)	0.01

Total from investment operations	0.68	1.47	(0.14)	0.19	0.66

Less dividends:
From net investment income	(0.62)	(0.58)	(0.60)	(0.61)	(0.59)

Net asset value at end of year	$10.05	$9.99	$9.10	$9.84	$10.26

Total investment return (b)	6.86%	16.23%	(1.57%)	1.78%	6.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.69%	6.41%	5.99%	5.85%	6.24%
Net expenses	0.58%	0.59%	0.58%	0.59%	0.59%
Portfolio turnover rate	40%	39%	37%	42%	40%
Net assets at end of year (in 000’s)	$574,162	$665,881	$642,186	$641,024	$703,362

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.86	$8.99	$9.73	$10.16	$10.10

Net investment income (loss) (a)	0.55	0.59	0.56	0.58	0.62
Net realized and unrealized gain (loss) on investments	0.10	0.83	(0.72)	(0.42)	0.01

Total from investment operations	0.65	1.42	(0.16)	0.16	0.63

Less dividends:
From net investment income	(0.60)	(0.55)	(0.58)	(0.59)	(0.57)

Net asset value at end of year	$9.91	$9.86	$8.99	$9.73	$10.16

Total investment return (b)	6.59%	15.94%	(1.82%)	1.53%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.43%	6.15%	5.74%	5.60%	5.99%
Net expenses	0.83%	0.84%	0.83%	0.84%	0.84%
Portfolio turnover rate	40%	39%	37%	42%	40%
Net assets at end of year (in 000’s)	$2,528,783	$2,315,441	$2,035,855	$2,147,611	$2,046,388

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP High Yield Corporate Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

27

Notes to Financial Statements (continued)

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 12/31/17*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (2)	$19,330,490	Market Approach	Estimated Enterprise Value	$924.2m– $1,061.7m
Corporate Bonds (2)	26,357,853	Income Approach	Estimated Yield to Maturity	15.10%
			Spread Adjustment	3.28%
	10,286,060	Income Approach	Yield to Call Price	4.00%
Common Stocks (3)	1,182,762	Market Approach	Estimated Enterprise Value	$924.2m– $1,061.7m
			Estimated Volatility	25.00%
	491,978	Market Approach	Terminal Value Multiple	9.5x
			Liquidity Discount	20.00%
	2,767,999	Market Approach	EBITDA Multiple	5.75x
			Discount Rate	10.00%

	$60,417,142

*	The table above does not include a Level 3 investment that was valued by brokers without adjustment. As of December 31, 2017, the value of this investment was $3,490,813. The inputs for this investment were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term

28	MainStay VP High Yield Corporate Bond Portfolio

Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2017, the Portfolio did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain

29

Notes to Financial Statements (continued)

a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Debt Securities and Loan Risk.  The Portfolio primarily invests in high-yield debt securities (commonly referred to as

“junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2017, the effective management fee rate was 0.56%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $17,042,720.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distrib-

30	MainStay VP High Yield Corporate Bond Portfolio

utors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,000,829,773	$121,739,844	$(56,099,692)	$65,640,152

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$169,207,491	$(71,029,075)	$(2,789,095)	$65,640,152	$161,029,473

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$249,381	$17,228,961	$(17,478,342)

The reclassifications for the Portfolio are primarily due to defaulted bonds, disposition of preferred stock and expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $71,029,075, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,181	$59,848

The Portfolio utilized $31,124,022 of capital loss carryforwards during the year ended December 31, 2017. Capital loss carryforwards of $17,478,342 expired during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains
$178,904,968	$—	$161,907,143	$—

31

Notes to Financial Statements (continued)

Note 5–Restricted Securities

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/17 Value	Percent of Net Assets
Exide Technologies Common Stock	4/30/15–5/24/17	612,830	$16,582,658	$1,182,762	0.0	%‡
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	725	—	491,978	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	230,859	1,955,376	2,767,999	0.1
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/15/19	12/21/12	$10,000,000	10,000,000	10,286,060	0.3
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,895,000	6,895,000	0.2
Stone Energy Corp. Common Stock	3/3/17	637,880	21,438,407	20,514,221	0.7
Stone Energy Corp. Corporate Bond 7.50%, due 5/31/22	3/3/17	$8,123,857	8,384,745	8,225,405	0.3
Total			$65,256,186	$50,363,425	1.6%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $1,194,770 and $1,147,289, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2017, such purchases were $492.

32	MainStay VP High Yield Corporate Bond Portfolio

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,446,792	$35,118,429
Shares issued to shareholders in reinvestment of dividends and distributions	3,492,785	34,841,170
Shares redeemed	(16,458,699)	(168,344,428)

Net increase (decrease)	(9,519,122)	$(98,384,829)

Year ended December 31, 2016:
Shares sold	8,909,212	$83,696,838
Shares issued to shareholders in reinvestment of dividends and distributions	3,819,868	37,709,814
Shares redeemed	(16,660,873)	(162,031,468)

Net increase (decrease)	(3,931,793)	$(40,624,816)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	31,069,847	$313,571,283
Shares issued to shareholders in reinvestment of dividends and distributions	14,629,758	144,063,798
Shares redeemed	(25,291,777)	(255,107,644)

Net increase (decrease)	20,407,828	$202,527,437

Year ended December 31, 2016:
Shares sold	25,656,380	$246,528,409
Shares issued to shareholders in reinvestment of dividends and distributions	12,730,220	124,197,329
Shares redeemed	(30,092,219)	(286,895,502)

Net increase (decrease)	8,294,381	$83,830,236

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay High Yield Corporate Bond Portfolio.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP High Yield Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

34	MainStay VP High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

36	MainStay VP High Yield Corporate Bond Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

38	MainStay VP High Yield Corporate Bond Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay VP High Yield Corporate Bond Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761330	MSVPHYCB11-02/18 (NYLIAC) NI520

MainStay VP International

Equity Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	32.61%	8.45%	3.43%	0.96%
Service Class Shares	6/5/2003	32.28	8.18	3.17	1.21

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index[2]	27.19%	6.80%	1.84%
MSCI EAFE® Index[3]	25.03	7.90	1.94
Morningstar Foreign Large Growth Category Average[4]	30.87	8.51	2.75

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,118.30	$5.13	$1,020.40	$4.89	0.96%

Service Class Shares	$1,000.00	$1,116.90	$6.46	$1,019.10	$6.16	1.21%

1	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP International Equity Portfolio

Country Composition as of December 31, 2017 (Unaudited)

United Kingdom	17.0%
United States	15.8
Japan	11.5
Germany	10.5
Netherlands	5.1
Canada	4.9
India	3.8
Israel	2.8
Sweden	2.7
China	2.5
Belgium	2.2
Taiwan	2.2
Denmark	2.1

Ireland	2.0%
Spain	2.0
Italy	1.9
Jordan	1.7
Switzerland	1.7
Brazil	1.5
Thailand	1.2
Australia	1.0
Mexico	1.0
Other Assets, Less Liabilities	2.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA

2.	Prudential PLC

3.	Start Today Co., Ltd.

4.	Shire PLC

5.	Tsuruha Holdings, Inc.
6.	Whitbread PLC

7.	LivaNova PLC

8.	Check Point Software Technologies, Ltd.

9.	TE Connectivity, Ltd.

10.	Accenture PLC, Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

Excluding all sales charges, MainStay VP International Equity Portfolio returned 32.61% for Initial Class shares and 32.28% for Service Class shares. Over the same period, both share classes outperformed the 27.19% return of the MSCI ACWI® Ex U.S. Index,1 which is the Portfolio’s primary benchmark; the 25.03% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio; and the 30.87% return of the Morningstar Foreign Large Growth Category Average.2

Were there any changes to the Portfolio since the semiannual report?

Effective August 1, 2017, Ian Murdoch and Lawrence Rosenberg were added as portfolio managers of the Portfolio and Edward Ramos was removed as a portfolio manager of the Portfolio. Carlos Garcia-Tunon continued to serve as a portfolio manager of the Portfolio. For more information about these changes see the Prospectus supplement dated August 1, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio experienced positive contributions to its relative performance from stock selection and sector allocation, partially offset by a negative contribution from country allocation. (Contributions take weightings and total returns into account.) On a sector basis, stock selection contributed positively to the Portfolio’s relative performance, with particular strength in the consumer discretionary, financials and real estate sectors. On a country basis, stock selection contributed positively to the Portfolio’s relative performance, with notably strong results in Japan, Germany and Ireland. The positive effects from sector allocation were driven by an overweight position relative to the MSCI ACWI® Ex U.S. Index in information technology, and underweight positions in energy and telecommunication services. Relative to the MSCI ACWI® Ex U.S. Index, the Portfolio’s country allocations suffered from overweight positions in Ireland and Israel and an underweight position in South Korea.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were consumer discretionary, information technology and financials. Consumer discretionary benefited from positive stock selection, with the allocation effect also proving to be modestly positive. Information technology benefited from favorable alloca-

tion, partially offset by a negative contribution from stock selection. Financials benefited from positive stock selection, and the allocation effect was also modestly positive. The Portfolio held overweight positions in the consumer discretionary and information technology sectors. Consumer discretionary slightly outperformed—and information technology significantly outperformed—the MSCI ACWI® Ex U.S. Index. The Portfolio held an underweight position in the financials sector, which modestly underperformed the Index.

The sectors that made the strongest negative contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were health care and materials. Both sectors suffered from unfavorable selection and allocation effects. The Portfolio held an overweight position in the health care sector, which underperformed the MSCI ACWI® Ex U.S. Index. The Portfolio held an underweight position in the materials sector, which outperformed the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Japanese online apparel shopping site operator Start Today, German Internet access provider United Internet, and U.K. medical device producer LivaNova. Each of these stocks delivered solid results in relation to market expectations and each provided effective strategy execution. United Internet also benefited from the announcement of a favorable business acquisition.

The most significant detractors from the Portfolio’s absolute performance were Jordanian pharmaceutical company Hikma Pharmaceuticals, Indian generic pharmaceutical company Lupin, Ltd., and Spanish pharmaceutical company Almirall. Shares of Hikma Pharmaceuticals underperformed because of sluggish business trends and lowered guidance following a delay in the approval of a new generic drug. Lupin declined on rising generic-drug pricing pressure amid a more efficient FDA approval process and channel consolidation in the United States. Almirall detracted from performance because of disappointing results from increased competition and U.S. inventory destocking.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Japanese corporate fringe benefits outsourcer Relo Group, German Internet

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information in the Morningstar Foreign Large Growth Category Average.

8	MainStay VP International Equity Portfolio

payment and processing company Wirecard, and Canadian banking group Bank of Nova Scotia. Notable sales during the reporting period included Japanese clinical test reagent and related equipment provider Sysmex, Irish private label over-the-counter pharmaceutical company Perrigo, and Chinese biopharmaceutical company China Biologic Products.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the financials, real estate and industrials sectors. Over the same period, the Portfolio reduced its exposure to the health care, consumer staples and utilities sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in the financials, energy and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 97.0%†
Australia 1.0%
Corporate Travel Management, Ltd. (Hotels, Restaurants & Leisure)	95,961	$1,561,863
Gateway Lifestyle (Real Estate Management & Development)	2,211,842	3,762,223

		5,324,086

Belgium 2.2%
Ontex Group N.V. (Personal Products)	263,971	8,733,703
UCB S.A. (Pharmaceuticals)	33,084	2,627,069

		11,360,772

Brazil 1.5%
Cielo S.A. (IT Services)	1,071,420	7,596,937

Canada 4.9%
Bank of Nova Scotia (Banks)	198,200	12,790,759
Constellation Software, Inc. (Software)	19,600	11,881,935

		24,672,694

China 2.5%
51job, Inc., ADR (Professional Services) (a)	29,731	1,809,131
NetEase, Inc., ADR (Internet Software & Services)	32,073	11,067,430

		12,876,561

Denmark 2.1%
Novo Nordisk A/S, Class B (Pharmaceuticals)	196,448	10,590,658

Germany 10.5%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	179,282	18,882,477
Scout24 A.G. (Internet Software & Services) (b)	183,967	7,515,948
United Internet A.G., Registered (Internet Software & Services)	197,526	13,589,662
Wirecard A.G. (IT Services)	119,968	13,396,823

		53,384,910

India 3.8%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	376,760	10,096,713
Yes Bank, Ltd. (Banks)	1,825,335	9,011,211

		19,107,924

Ireland 2.0%
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	84,175	10,018,934

Israel 2.8%
♦Check Point Software Technologies, Ltd. (Software) (a)	136,701	14,164,958

	Shares	Value
Italy 1.9%
Banca IFIS S.p.A. (Diversified Financial Services)	113,607	$5,557,411
De’Longhi S.p.A. (Household Durables)	129,292	3,913,953

		9,471,364

Japan 11.5%
CyberAgent, Inc. (Media)	357,300	13,952,696
Relo Group, Inc. (Real Estate Management & Development)	494,700	13,478,846
♦Start Today Co., Ltd. (Internet & Direct Marketing Retail)	526,158	15,993,709
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	108,840	14,798,569

		58,223,820

Jordan 1.7%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	563,518	8,627,861

Mexico 1.0%
Banregio Grupo Financiero S.A.B. de C.V. (Banks)	916,685	5,021,546

Netherlands 5.1%
GrandVision N.V. (Specialty Retail) (b)	290,031	7,410,521
IMCD Group N.V. (Trading Companies & Distributors)	96,347	6,061,007
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	322,342	12,198,468

		25,669,996

Spain 2.0%
Grifols S.A. (Biotechnology)	337,642	9,895,044

Sweden 2.7%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	276,356	13,842,899

Switzerland 1.7%
DKSH Holding A.G. (Professional Services)	55,413	4,847,820
Tecan Group A.G., Registered (Life Sciences Tools & Services)	19,059	3,964,554

		8,812,374

Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	281,245	11,151,364

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Thailand 1.2%
Kasikornbank PCL (Banks)	805,153	$5,904,620

United Kingdom 17.0%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	449,636	5,278,529
BTG PLC (Pharmaceuticals) (a)	813,761	8,377,588
Experian PLC (Professional Services)	587,857	12,984,860
HomeServe PLC (Commercial Services & Supplies)	431,241	4,713,236
Johnson Matthey PLC (Chemicals)	335,490	13,928,584
♦Prudential PLC (Insurance)	698,388	17,967,515
St. James’s Place PLC (Capital Markets)	511,506	8,466,882
♦Whitbread PLC (Hotels, Restaurants & Leisure)	271,584	14,667,174

		86,384,368

United States 15.7%
♦Accenture PLC, Class A (IT Services)	91,242	13,968,238
ICON PLC (Life Sciences Tools & Services) (a)	85,451	9,583,329
♦LivaNova PLC (Health Care Equipment & Supplies) (a)	178,522	14,267,478
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,761,200	12,687,698
♦Shire PLC (Biotechnology)	290,482	15,295,586
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	147,753	14,042,445

		79,844,774

Total Common Stocks (Cost $385,823,638)		491,948,464

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
United States 0.1%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $659,088 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $670,000 and a Market Value of $673,477) (Capital Markets)	$659,048	$659,048

Total Short-Term Investment (Cost $659,048)		659,048

Total Investments (Cost $386,482,686)	97.1%	492,607,512
Other Assets, Less Liabilities	2.9	14,861,233
Net Assets	100.0%	$507,468,745

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$491,948,464	$—	$—	$491,948,464
Short-Term Investment
Repurchase Agreement	—	659,048	—	659,048

Total Investments in Securities	$491,948,464	$659,048	$—	$492,607,512

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $241,580,651 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. ( See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$32,728,136	6.4%
Biotechnology	25,190,630	5.0
Capital Markets	9,125,930	1.8
Chemicals	13,928,584	2.7
Commercial Services & Supplies	4,713,236	0.9
Diversified Financial Services	5,557,411	1.1
Electronic Equipment, Instruments & Components	27,885,344	5.5
Equity Real Estate Investment Trusts	5,278,529	1.0
Food & Staples Retailing	14,798,569	2.9
Health Care Equipment & Supplies	26,465,946	5.2
Health Care Providers & Services	18,882,477	3.7
Hotels, Restaurants & Leisure	26,247,971	5.2
Household Durables	3,913,953	0.8
Insurance	17,967,515	3.5
Internet & Direct Marketing Retail	15,993,709	3.2
Internet Software & Services	32,173,040	6.3
IT Services	34,961,998	6.9
Life Sciences Tools & Services	13,547,883	2.7
Media	13,952,696	2.8
Personal Products	8,733,703	1.7
Pharmaceuticals	30,223,176	6.0
Professional Services	19,641,811	3.9
Real Estate Management & Development	17,241,069	3.4
Semiconductors & Semiconductor Equipment	11,151,364	2.2
Software	26,046,893	5.1
Specialty Retail	7,410,521	1.5
Textiles, Apparel & Luxury Goods	12,687,698	2.5
Thrifts & Mortgage Finance	10,096,713	2.0
Trading Companies & Distributors	6,061,007	1.2

	492,607,512	97.1
Other Assets, Less Liabilities	14,861,233	2.9

Net Assets	$507,468,745	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $386,482,686)	$492,607,512
Cash denominated in foreign currencies (identified cost $13,286,335)	13,490,902
Receivables:
Investment securities sold	1,358,112
Dividends and interest	934,356
Fund shares sold	212,476

Total assets	508,603,358

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	386,890
Manager (See Note 3)	377,590
Fund shares redeemed	204,583
NYLIFE Distributors (See Note 3)	64,913
Professional fees	43,968
Shareholder communication	33,445
Custodian	21,202
Trustees	601
Accrued expenses	1,421

Total liabilities	1,134,613

Net assets	$507,468,745

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,205
Additional paid-in capital	393,098,861

393,128,066
Undistributed net investment income	713,546
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	7,604,372
Net unrealized appreciation (depreciation) on investments (b)	105,818,878
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	203,883

Net assets	$507,468,745

Initial Class
Net assets applicable to outstanding shares	$196,676,113

Shares of beneficial interest outstanding	11,261,497

Net asset value per share outstanding	$17.46

Service Class
Net assets applicable to outstanding shares	$310,792,632

Shares of beneficial interest outstanding	17,943,989

Net asset value per share outstanding	$17.32

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(305,948).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$6,488,438
Interest	1,246

Total income	6,489,684

Expenses
Manager (See Note 3)	4,171,292
Distribution/Service—Service Class (See Note 3)	712,844
Custodian	122,129
Professional fees	83,277
Shareholder communication	75,216
Trustees	11,262
Miscellaneous	30,317

Total expenses	5,206,337

Net investment income (loss)	1,283,347

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	48,692,087
Foreign currency transactions	532,478

Net realized gain (loss) on investments and foreign currency transactions	49,224,565

Net change in unrealized appreciation (depreciation) on:
Investments (c)	78,953,923
Translation of other assets and liabilities in foreign currencies	432,394

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	79,386,317

Net realized and unrealized gain (loss) on investments and foreign currency transactions	128,610,882

Net increase (decrease) in net assets resulting from operations	$129,894,229

(a)	Dividends recorded net of foreign withholding taxes in the amount of $511,852.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $179,481.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(119,401).

14	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,283,347	$2,561,829
Net realized gain (loss) on investments and foreign currency transactions	49,224,565	27,738,323
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	79,386,317	(53,222,002)

Net increase (decrease) in net assets resulting from operations	129,894,229	(22,921,850)

Dividends to shareholders:
From net investment income:
Initial Class	(1,036,561)	(1,470,669)
Service Class	(931,687)	(1,457,492)

Total dividends to shareholders	(1,968,248)	(2,928,161)

Capital share transactions:
Net proceeds from sale of shares	48,795,364	32,512,455
Net asset value of shares issued to shareholders in reinvestment of dividends	1,968,248	2,928,161
Cost of shares redeemed	(93,742,911)	(130,328,921)

Increase (decrease) in net assets derived from capital share transactions	(42,979,299)	(94,888,305)

Net increase (decrease) in net assets	84,946,682	(120,738,316)

Net Assets
Beginning of year	422,522,063	543,260,379

End of year	$507,468,745	$422,522,063

Undistributed net investment income at end of year	$713,546	$63,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.24	$14.04		$13.36	$13.81	$12.14

Net investment income (loss) (a)	0.07	0.10		0.10	0.12	0.10
Net realized and unrealized gain (loss) on investments	4.21	(0.77)		0.75	(0.44)	1.72
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.02)		(0.03)	(0.04)	(0.00)‡

Total from investment operations	4.31	(0.69)		0.82	(0.36)	1.82

Less dividends:
From net investment income	(0.09)	(0.11)		(0.14)	(0.09)	(0.15)

Net asset value at end of year	$17.46	$13.24		$14.04	$13.36	$13.81

Total investment return (b)	32.61%	(4.95%)		6.17%	(2.62%)	15.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	0.71	% (c)	0.74%	0.85%	0.78%
Net expenses	0.96%	0.95	% (d)	0.95%	0.95%	0.95%
Portfolio turnover rate	49%	28%		40%	38%	34%
Net assets at end of year (in 000’s)	$196,676	$171,048		$243,076	$217,936	$208,807

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$13.13	$13.92		$13.24	$13.70	$12.04

Net investment income (loss) (a)	0.03	0.05		0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments	4.18	(0.74)		0.74	(0.44)	1.71
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.03)		(0.03)	(0.04)	(0.00)‡

Total from investment operations	4.24	(0.72)		0.78	(0.40)	1.78

Less dividends:
From net investment income	(0.05)	(0.07)		(0.10)	(0.06)	(0.12)

Net asset value at end of year	$17.32	$13.13		$13.92	$13.24	$13.70

Total investment return (b)	32.28%	(5.17%)		5.90%	(2.86%)	14.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.40	% (c)	0.48%	0.60%	0.55%
Net expenses	1.21%	1.20	% (d)	1.20%	1.20%	1.20%
Portfolio turnover rate	49%	28%		40%	38%	34%
Net assets at end of year (in 000’s)	$310,793	$251,474		$300,184	$309,428	$316,211

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

18	MainStay VP International Equity Portfolio

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a

19

Notes to Financial Statements (continued)

mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2017, the effective management fee rate was 0.89%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $4,171,292.

20	MainStay VP International Equity Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$391,653,666	$109,795,153	$(8,841,307)	$100,953,846

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,899,848	$8,652,775	$(63,725)	$100,851,781	$114,340,679

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,335,105	$(1,335,105)	$—

The reclassifications for the Portfolio are primarily due to sale of passive foreign investments companies.

The Portfolio utilized $39,289,908 of capital loss carryforwards during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,968,248	$—	$2,928,161	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio

21

Notes to Financial Statements (continued)

under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $222,822 and $270,569, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	648,247	$10,130,556
Shares issued to shareholders in reinvestment of dividends and distributions	62,603	1,036,561
Shares redeemed	(2,366,692)	(35,651,829)

Net increase (decrease)	(1,655,842)	$(24,484,712)

Year ended December 31, 2016:
Shares sold	1,002,703	$13,265,933
Shares issued to shareholders in reinvestment of dividends and distributions	102,347	1,470,669
Shares redeemed	(5,498,932)	(76,560,530)

Net increase (decrease)	(4,393,882)	$(61,823,928)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	2,509,573	$38,664,808
Shares issued to shareholders in reinvestment of dividends and distributions	56,704	931,687
Shares redeemed	(3,767,699)	(58,091,082)

Net increase (decrease)	(1,201,422)	$(18,494,587)

Year ended December 31, 2016:
Shares sold	1,430,283	$19,246,522
Shares issued to shareholders in reinvestment of dividends and distributions	102,194	1,457,492
Shares redeemed	(3,946,901)	(53,768,391)

Net increase (decrease)	(2,414,424)	$(33,064,377)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay International Equity Portfolio.

22	MainStay VP International Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consid-

24	MainStay VP International Equity Portfolio

eration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board noted that the Portfolio’s longer-

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

term investment performance compared favorably relative to the Portfolio’s peer funds and considered its discussions with representatives from New York Life Investments regarding the Portfolio’s recent underperformance relative to the Portfolio’s peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the sub-

26	MainStay VP International Equity Portfolio

advisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

27

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP International Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

30	MainStay VP International Equity Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761333	MSVPIE11-02/18 (NYLIAC) NI523

MainStay VP Unconstrained

Bond Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	4.81%	3.14%	4.15%	0.72%
Service Class Shares	4/29/2011	4.55	2.89	3.89	0.97

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[2]	3.54%	2.10%	3.10%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[3]	1.11	0.50	0.48
Morningstar Nontraditional Bond Category Average[4]	4.06	2.00	2.11

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,018.60	$3.41	$1,021.80	$3.41	0.67%

Service Class Shares	$1,000.00	$1,017.30	$4.68	$1,020.60	$4.69	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	Bank of America Corp.

2.	Morgan Stanley, 3.591%–7.30%, due 5/13/19–7/24/42

3.	Goldman Sachs Group, Inc., 2.30%–7.50%, due 2/15/19–10/1/37

4.	Citigroup, Inc., 2.50%–6.30%, due 7/29/19–7/24/28

5.	JPMorgan Chase & Co., 3.54%–6.40%, due 4/30/24–5/15/38
6.	PepsiCo, Inc., 1.35%–2.00%, due 5/2/19–4/15/21

7.	Amazon.com, Inc., 3.875%–5.20%, due 12/3/25–8/22/37

8.	Kreditanstalt Fuer Wiederaufbau, 1.50%, due 2/6/19

9.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20

10.	Petrobras Global Finance B.V., 7.375%, due 1/17/27

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Unconstrained Bond Portfolio returned 4.81% for Initial Class shares and 4.55% for Service Class shares. Over the same period, both share classes outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark; the 1.11% return of the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is a secondary benchmark of the Portfolio; and the 4.06% return of the Morningstar Nontraditional Bond Category Average2 for the 12 months ended December 31, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance relative to the Bloomberg Barclay’s U.S. Aggregate Bond Index during the reporting period was primarily because of the Portfolio’s overweight position in credit. Specifically, high-yield corporate bonds, investment-grade corporate bonds and, to a lesser extent, bank loans recorded strong performance as credit spreads3 tightened during the reporting period. Most industries held in the Portfolio generated positive returns, with financials, basic industry, capital goods and technology making the strongest contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Throughout the reporting period, we sought to maintain overweight positions in spread product. Nevertheless, we reduced the Portfolio’s allocation to high-yield credits in favor of investment-grade credits as spreads continued to narrow during the reporting period.

The U.S. Treasury yield curve4 flattened as the Federal Reserve continued on its path toward normalizing policy rates. The flattening, coupled with the Portfolio’s duration management, also contributed positively to returns.

What was the Portfolio’s duration5 strategy during the reporting period?

To reduce the Portfolio’s sensitivity to interest rates, we maintained a short duration relative to the Bloomberg Barclay’s U.S. Aggregate Bond Index. As of December 31, 2017, the Portfolio’s duration was 1.2 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, we promoted credit risk as the principal driver of performance. We expected credit (investment-grade bonds, high-yield bonds and bank loans) to have returns superior to those of securities such as U.S. Treasury securities and government-backed debt that are more sensitive to interest-rate changes. We believed that investors were likely to look for higher yields and spread cushions in credit. Although we continue to believe that credit spreads could tighten modestly, we reduced the Portfolio’s exposure to high-yield bonds in favor of investment-grade credits as spreads continued to tighten.

During the reporting period we also selectively—and rather moderately—added to the Portfolio’s weighting in emerging-market bonds, with a focus on quasi-sovereigns in stable regimes such as Mexico and hard-currency corporates that we believed could provide a margin of safety.

Valuations generally remained fair across credit sectors.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s position in high-yield credit was the strongest positive contributor to the Portfolio’s performance. An overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade credits and the Portfolio’s emerging-market exposure also contributed positively to returns. In the credit portion of the Portfolio, financial services, basic industrials and technology were the top-performing sectors, while retail bonds lagged the overall market.

In addition to its overweight position in credit, the Portfolio held underweight positions in sectors of the market that tend to have greater sensitivity to interest-rate movements. These sectors include U.S. Treasury securities and mortgage-backed securities, both of which were negatively affected by higher interest rates. As a result, the Portfolio’s underweight positions in these sectors benefited performance during the reporting period.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Unconstrained Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

As credit spreads narrowed during the reporting period, we trimmed the Portfolio’s weighting in high-yield corporate bonds and increased its weighing in investment-grade corporate bonds. To a lesser degree, the Portfolio increased its weighting in emerging-market debt.

During the reporting period, we purchased bonds of Mexican chemical and petrochemical company Mexichem and increased the Portfolio’s position in storage/information management company Iron Mountain with a new bond. Both bonds were new issues with coupons that we found attractive, and both companies have been consistent cash generators. The Portfolio sold its position in sovereign bonds of Portugal because we believed that the bonds were fairly valued after two rating agencies upgraded them to investment grade and spreads on the bonds subsequently tightened. The Portfolio also sold its position in aircraft leasing company Aviation Capital Group during the reporting period as we identified better ways to deploy those assets.

How did the Portfolio’s sector weightings change during the reporting period?

As credit spreads narrowed during the reporting period, we trimmed the Portfolio’s allocation to high-yield credits and added to investment-grade corporates. To a lesser degree, the Portfolio increased its weighting in emerging-market debt. The Portfolio’s exposure to commercial mortgage-backed securities declined when we elected not to recycle pay-downs back into the sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index, in high-yield credit and high-grade credit. Offsetting these overweight sector positions were underweight positions in U.S. Treasury securities, agency debentures, mortgage-backed securities and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 92.6%† Asset-Backed Securities 0.1%
Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 1.398% (1-month USD-LIBOR-BBA + 0.07%), due 8/25/37 (a)(b)	$78,008	$49,412
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 1.378% (1-month USD-LIBOR-BBA + 0.05%), due 11/25/36 (b)	20,521	10,082
Morgan Stanley ABS Capital I Trust (b) Series 2006-HE6, Class A2B 1.429% (1-month USD-LIBOR-BBA + 0.10%), due 9/25/36	74,661	38,439
Series 2006-HE8, Class A2B 1.429% (1-month USD-LIBOR-BBA + 0.10%), due 10/25/36	37,398	21,592
Series 2007-HE4, Class A2A 1.439% (1-month USD-LIBOR-BBA + 0.11%), due 2/25/37	20,473	9,798
Series 2007-NC2, Class A2FP 1.479% (1-month USD-LIBOR-BBA + 0.15%), due 2/25/37	75,792	50,116
Soundview Home Equity Loan Trust (b) Series 2007-OPT1, Class 2A1 1.408% (1-month USD-LIBOR-BBA + 0.08%), due 6/25/37	75,777	55,474
Series 2006-EQ2, Class A2 1.438% (1-month USD-LIBOR-BBA + 0.11%), due 1/25/37	45,201	32,754

		267,667

Other Asset-Backed Securities 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.388% (1-month USD-LIBOR-BBA + 0.06%), due 10/25/36 (b)	4,947	4,939
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 1.459% (1-month USD-LIBOR-BBA + 0.13%), due 4/25/37 (b)	38	38
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.429% (1-month USD-LIBOR-BBA + 0.10%), due 4/25/37 (b)	757	528
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.459% (1-month USD-LIBOR-BBA + 0.10%), due 3/25/47 (b)	29,696	19,700

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR4, Class A2A 1.419% (1-month USD-LIBOR-BBA + 0.09%), due 5/25/37 (b)	$86,486	$58,053
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.439% (1-month USD-LIBOR-BBA + 0.11%), due 9/25/37 (b)	518,902	248,365

		331,623

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.637% (3-month USD-LIBOR-BBA + 0.32%), due 5/25/29 (b)	121,287	120,623

Total Asset-Backed Securities (Cost $967,512)		719,913

Convertible Bonds 0.2%
Health Care—Products 0.1%
Danaher Corp. (zero coupon), due 1/22/21	266,000	943,801

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	492,900

Internet 0.1%
Priceline Group, Inc. 1.00%, due 3/15/18	305,000	560,056

Pharmaceuticals 0.0%‡
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	260,338

Software 0.0%‡
Salesforce.com, Inc. 0.25%, due 4/1/18	190,000	291,413

Total Convertible Bonds (Cost $1,456,951)		2,548,508

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 77.4%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23 (c)	$900,000	$927,000

Aerospace & Defense 0.5%
Boeing Co. 2.125%, due 3/1/22	2,400,000	2,379,636
Orbital ATK, Inc. 5.50%, due 10/1/23 (c)	2,885,000	3,043,675

		5,423,311

Agriculture 0.9%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,527,521
Philip Morris International, Inc. 1.625%, due 2/21/19	6,500,000	6,466,915

		10,994,436

Airlines 1.2%
American Airlines Pass-Through Trust Series 2015-2, Class AA 3.60%, due 3/22/29	928,979	944,771
Series 2015-2, Class A 4.00%, due 3/22/29	928,983	959,733
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	600,319	654,528
Series 2003-ERJ1 7.875%, due 1/2/20	43,316	43,533
Series 2004-ERJ1 9.558%, due 3/1/21	6,296	6,618
Series 2005-ERJ1 9.798%, due 10/1/22	307,754	337,760
Delta Air Lines, Inc. Series 2001-1, Class A 5.30%, due 10/15/20	164,683	170,233
Series 2010-1, Class A 6.20%, due 1/2/20	39,588	40,281
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	4,600,142	4,950,213
U.S. Airways Group, Inc. Series 2012-1, Class A 5.90%, due 4/1/26	1,365,765	1,515,863
Series 2010-1, Class A 6.25%, due 10/22/24	957,604	1,058,248
UAL Pass Through Trust Series 2007-1 6.636%, due 1/2/24	2,047,790	2,211,204
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	1,419,514	1,460,112

		14,353,097

	Principal Amount	Value
Apparel 0.2%
VF Corp. 3.50%, due 9/1/21	$2,185,000	$2,255,322

Auto Manufacturers 2.0%
Daimler Finance North America LLC 2.30%, due 1/6/20 (a)	5,000,000	4,988,730
Ford Holdings LLC 9.30%, due 3/1/30	215,000	303,840
Ford Motor Co. 6.625%, due 10/1/28	51,000	62,285
7.45%, due 7/16/31	614,000	802,629
8.90%, due 1/15/32	135,000	185,067
Ford Motor Credit Co. LLC 2.681%, due 1/9/20	5,675,000	5,688,691
8.125%, due 1/15/20	1,584,000	1,754,626
General Motors Co. 5.15%, due 4/1/38	1,595,000	1,700,515
General Motors Financial Co., Inc. 3.45%, due 4/10/22	4,000,000	4,053,325
5.25%, due 3/1/26	652,000	716,945
Toyota Motor Credit Corp. 1.95%, due 4/17/20	4,300,000	4,282,687

		24,539,340

Auto Parts & Equipment 0.3%
Schaeffler Finance B.V. 4.75%, due 5/15/23 (a)	2,195,000	2,238,900
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)	1,840,000	1,932,000

		4,170,900

Banks 15.9%
♦Bank of America Corp. 3.004%, due 12/20/23 (a)(d)	6,566,000	6,582,858
3.248%, due 10/21/27	7,705,000	7,645,820
3.50%, due 4/19/26	6,165,000	6,303,114
3.705%, due 4/24/28 (d)	1,695,000	1,739,738
5.125%, due 6/17/19 (d)(e)	2,010,000	2,041,155
5.875%, due 2/7/42	465,000	615,734
6.11%, due 1/29/37	1,438,000	1,838,418
6.30%, due 3/10/26 (d)(e)	1,810,000	2,045,300
8.57%, due 11/15/24	455,000	583,579
Bank of New York Mellon Corp. (d) 2.661%, due 5/16/23 (c)	3,715,000	3,713,012
4.625%, due 9/20/26 (e)	3,740,000	3,800,775
Barclays Bank PLC 5.14%, due 10/14/20	4,249,000	4,499,503
Barclays PLC 5.20%, due 5/12/26	1,610,000	1,716,843
BB&T Corp. 2.75%, due 4/1/22	4,790,000	4,823,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Branch Banking & Trust Co. 2.25%, due 6/1/20	$1,885,000	$1,881,860
Capital One Financial Corp. 4.20%, due 10/29/25	470,000	483,547
5.55%, due 6/1/20 (c)(d)(e)	2,365,000	2,447,775
CIT Group, Inc. 3.875%, due 2/19/19	810,000	818,100
♦Citigroup, Inc. 2.50%, due 7/29/19	2,540,000	2,547,795
3.668%, due 7/24/28 (d)	3,300,000	3,348,013
5.50%, due 9/13/25	2,710,000	3,052,931
6.30%, due 5/15/24 (d)(e)	4,290,000	4,595,663
Citizens Bank N.A. 2.55%, due 5/13/21	1,145,000	1,140,762
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (a)	1,450,000	1,503,739
4.30%, due 12/3/25	2,550,000	2,674,651
Discover Bank 7.00%, due 4/15/20	1,005,000	1,095,431
8.70%, due 11/18/19	420,000	461,821
♦Goldman Sachs Group, Inc. 2.30%, due 12/13/19	2,100,000	2,098,653
2.876%, due 10/31/22 (d)	2,300,000	2,293,409
3.50%, due 11/16/26	2,600,000	2,615,220
3.625%, due 1/22/23	2,813,000	2,905,920
3.85%, due 1/26/27	2,700,000	2,771,974
5.00%, due 11/10/22 (d)(e)	3,905,000	3,842,520
5.25%, due 7/27/21	1,900,000	2,059,202
6.75%, due 10/1/37	1,828,000	2,447,040
7.50%, due 2/15/19	2,535,000	2,679,078
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,910,000	3,971,506
♦JPMorgan Chase & Co. 3.54%, due 5/1/28 (d)	6,265,000	6,373,675
6.125%, due 4/30/24 (d)(e)	2,660,000	2,912,700
6.40%, due 5/15/38	920,000	1,265,865
♦Kreditanstalt Fuer Wiederaufbau 1.50%, due 2/6/19	9,435,000	9,392,314
Lloyds Banking Group PLC 2.907%, due 11/7/23 (d)	1,160,000	1,150,059
♦Morgan Stanley 3.591%, due 7/22/28 (d)	1,645,000	1,660,140
3.875%, due 1/27/26	400,000	416,947
3.971%, due 7/22/38 (d)	1,100,000	1,139,044
4.35%, due 9/8/26	1,810,000	1,896,624
4.875%, due 11/1/22	1,931,000	2,079,343
5.00%, due 11/24/25	3,840,000	4,201,888
5.45%, due 7/15/19 (d)(e)	2,600,000	2,668,900
6.375%, due 7/24/42	205,000	285,021
7.30%, due 5/13/19	9,455,000	10,080,073

	Principal Amount	Value
Banks (continued)
PNC Bank N.A. 1.70%, due 12/7/18	$3,530,000	$3,519,542
2.45%, due 11/5/20	2,740,000	2,744,106
Royal Bank of Canada 2.50%, due 1/19/21	3,860,000	3,871,433
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,589,000	3,806,742
6.00%, due 12/19/23	205,000	225,791
6.125%, due 12/15/22 (c)	970,000	1,063,200
Santander Holdings USA, Inc. 3.40%, due 1/18/23 (a)	5,055,000	5,035,303
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,030,000	2,059,257
Santander UK PLC 2.125%, due 11/3/20	3,000,000	2,975,872
Toronto-Dominion Bank 1.80%, due 7/13/21	4,695,000	4,597,658
US Bancorp 2.20%, due 4/25/19	2,385,000	2,391,752
US Bank N.A. 1.40%, due 4/26/19	2,615,000	2,594,513
2.00%, due 1/24/20	2,500,000	2,489,447
Wachovia Corp. 5.50%, due 8/1/35	655,000	783,885
Wells Fargo & Co. 3.00%, due 10/23/26	1,640,000	1,607,457
5.875%, due 6/15/25 (d)(e)	595,000	658,992
5.90%, due 6/15/24 (d)(e)	3,270,000	3,497,919
Wells Fargo Bank N.A. 5.85%, due 2/1/37	300,000	384,717

		191,516,634

Beverages 2.9%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26	4,185,000	4,318,826
4.70%, due 2/1/36	2,000,000	2,236,299
Constellation Brands, Inc. 3.70%, due 12/6/26	915,000	940,833
4.25%, due 5/1/23	2,985,000	3,157,712
4.75%, due 11/15/24	2,195,000	2,405,287
Dr. Pepper Snapple Group, Inc. 3.20%, due 11/15/21	3,230,000	3,295,587
Molson Coors Brewing Co. 2.10%, due 7/15/21	3,129,000	3,066,831
3.00%, due 7/15/26	4,720,000	4,619,841
♦PepsiCo, Inc. 1.35%, due 10/4/19	4,900,000	4,841,711
1.55%, due 5/2/19	2,110,000	2,098,374
2.00%, due 4/15/21	3,450,000	3,410,756

		34,392,057

12	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	$3,560,000	$3,689,408
Gilead Sciences, Inc. 4.50%, due 2/1/45	2,000,000	2,222,850

		5,912,258

Building Materials 1.6%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,630,000	4,840,474
Jeld-Wen, Inc. 4.625%, due 12/15/25 (a)	2,045,000	2,060,337
Masco Corp. 4.375%, due 4/1/26	1,745,000	1,841,847
7.125%, due 3/15/20	142,000	154,841
Masonite International Corp. 5.625%, due 3/15/23 (a)	4,000,000	4,181,200
Standard Industries, Inc. (a) 4.75%, due 1/15/28	970,000	972,241
5.375%, due 11/15/24	4,290,000	4,484,337
USG Corp. 5.50%, due 3/1/25 (a)	320,000	340,000

		18,875,277

Chemicals 1.4%
Air Liquide Finance S.A. (a) 1.375%, due 9/27/19	2,780,000	2,736,549
1.75%, due 9/27/21	1,895,000	1,837,722
Ashland LLC 4.75%, due 8/15/22 (c)	2,525,000	2,626,000
Braskem Netherlands Finance B.V. (a) 3.50%, due 1/10/23	2,300,000	2,258,600
4.50%, due 1/10/28	2,025,000	1,992,195
Dow Chemical Co. 8.55%, due 5/15/19	197,000	213,386
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,178,000
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	2,915,000	3,064,394

		16,906,846

Commercial Services 0.9%
IHS Markit, Ltd. 4.75%, due 2/15/25 (a)	2,105,000	2,220,775
Service Corp. International 4.625%, due 12/15/27 (c)	1,363,000	1,382,927
5.375%, due 1/15/22	3,699,000	3,786,851
5.375%, due 5/15/24	530,000	558,488
United Rentals North America, Inc. 5.50%, due 5/15/27	1,355,000	1,426,137
5.875%, due 9/15/26	1,250,000	1,337,500

		10,712,678

	Principal Amount	Value
Computers 1.7%
Apple, Inc. 1.55%, due 2/8/19	$4,970,000	$4,953,793
1.55%, due 8/4/21	1,620,000	1,573,865
3.85%, due 8/4/46	1,170,000	1,219,338
Dell International LLC / EMC Corp. 6.02%, due 6/15/26 (a)	625,000	689,137
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	2,000,000	2,041,998
International Business Machines Corp. 1.90%, due 1/27/20	3,255,000	3,240,092
5.60%, due 11/30/39	2,055,000	2,685,097
NCR Corp. 5.00%, due 7/15/22 (c)	3,545,000	3,607,037

		20,010,357

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,050,000	2,034,800
Unilever Capital Corp. 1.80%, due 5/5/20	3,500,000	3,474,221

		5,509,021

Diversified Financial Services 2.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,758,090
Air Lease Corp. 2.125%, due 1/15/20	2,215,000	2,198,744
2.625%, due 7/1/22	2,155,000	2,125,938
2.75%, due 1/15/23	1,040,000	1,024,812
Ally Financial, Inc. 3.50%, due 1/27/19	3,175,000	3,190,875
8.00%, due 11/1/31	2,565,000	3,334,500
Discover Financial Services 3.85%, due 11/21/22	300,000	308,143
GE Capital International Funding Co. 2.342%, due 11/15/20	7,300,000	7,266,342
International Lease Finance Corp. 5.875%, due 4/1/19	1,385,000	1,441,507
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	560,000	576,603
Protective Life Global Funding (a) 1.555%, due 9/13/19	1,200,000	1,186,330
2.161%, due 9/25/20	3,420,000	3,383,044
Springleaf Finance Corp. 5.25%, due 12/15/19 (c)	1,140,000	1,172,775
Synchrony Financial 4.50%, due 7/23/25	4,000,000	4,180,017

		35,147,720

Diversified/Conglomerate Service 0.1%
Vantiv LLC / Vanity Issuer Corp. 4.375%, due 11/15/25 (a)	1,325,000	1,341,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric 3.0%
AEP Transmission Co. LLC 3.10%, due 12/1/26	$3,360,000	$3,366,674
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,404,269
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	3,260,000	3,078,616
CMS Energy Corp. 3.875%, due 3/1/24	1,705,000	1,783,650
5.05%, due 3/15/22	1,350,000	1,467,626
6.25%, due 2/1/20	1,360,000	1,462,847
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,090,000	2,078,607
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	1,494,000	1,651,893
Entergy Arkansas, Inc. 3.50%, due 4/1/26	960,000	990,630
FirstEnergy Transmission LLC (a) 4.35%, due 1/15/25	1,675,000	1,767,080
5.45%, due 7/15/44	2,370,000	2,815,133
Florida Power & Light Co. 2.75%, due 6/1/23	2,155,000	2,160,250
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,541,084
5.292%, due 6/15/22	795,000	864,251
MidAmerican Energy Co. 3.10%, due 5/1/27	4,500,000	4,522,869
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,635,000	2,619,751
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	646,093
WEC Energy Group, Inc. 3.528% (3-month USD-LIBOR-BBA + 2.113%), due 5/15/67 (b)	1,860,340	1,798,912

		36,020,235

Electronics 0.4%
Honeywell International, Inc. 1.40%, due 10/30/19	990,000	979,276
5.375%, due 3/1/41	3,000,000	3,851,796

		4,831,072

Entertainment 0.2%
International Game Technology PLC 6.25%, due 2/15/22 (a)	2,595,000	2,796,113

Environmental Controls 0.7%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	3,981,674
Waste Management, Inc. 2.40%, due 5/15/23	505,000	495,199

	Principal Amount	Value
Environmental Controls (continued)
Waste Management, Inc. (continued)
3.15%, due 11/15/27	$1,615,000	$1,614,084
4.60%, due 3/1/21	1,800,000	1,911,449

		8,002,406

Food 2.8%
Ingredion, Inc. 3.20%, due 10/1/26	1,935,000	1,899,780
J.M. Smucker Co. 1.75%, due 3/15/18	3,865,000	3,866,192
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	2,151,000	2,166,253
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (a)	2,252,000	2,387,488
5.00%, due 6/4/42	1,840,000	1,974,364
Kroger Co. 1.50%, due 9/30/19	2,805,000	2,765,279
Mondelez International Holdings Netherlands B.V. (a) 1.625%, due 10/28/19	3,060,000	3,015,841
2.00%, due 10/28/21	3,355,000	3,263,961
Smithfield Foods, Inc. (a) 2.70%, due 1/31/20	4,725,000	4,694,166
3.35%, due 2/1/22	1,805,000	1,808,661
Sysco Corp. 3.25%, due 7/15/27	4,145,000	4,131,049
3.30%, due 7/15/26	1,735,000	1,745,882

		33,718,916

Food Services 0.2%
Aramark Services, Inc. 4.75%, due 6/1/26	2,790,000	2,831,850

Forest Products & Paper 0.6%
Georgia-Pacific LLC 5.40%, due 11/1/20 (a)	4,000,000	4,314,070
8.00%, due 1/15/24	2,180,000	2,775,821
International Paper Co. 7.30%, due 11/15/39	157,000	221,165

		7,311,056

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25 (c)	500,000	505,000
5.75%, due 5/20/27	350,000	353,500
5.625%, due 5/20/24 (c)	2,754,000	2,864,160
NiSource Finance Corp. 3.49%, due 5/15/27	2,600,000	2,646,387

		6,369,047

Health Care—Products 1.6%
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	5,801,985

14	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Becton Dickinson & Co. 2.675%, due 12/15/19	$4,575,000	$4,591,535
3.363%, due 6/6/24	2,245,000	2,251,272
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,605,000	3,590,037
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,503,538
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,190,578

		18,928,945

Health Care—Services 0.3%
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	4,100,000	4,112,581

Home Builders 2.3%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	800,000	889,240
6.25%, due 12/15/21	1,150,000	1,249,187
8.375%, due 5/15/18 (c)	885,000	902,700
D.R. Horton, Inc. 3.75%, due 3/1/19	3,905,000	3,957,475
4.375%, due 9/15/22	3,350,000	3,528,196
KB Home 8.00%, due 3/15/20 (c)	1,925,000	2,107,875
Lennar Corp. 4.50%, due 6/15/19	2,970,000	3,036,825
4.50%, due 11/15/19	1,300,000	1,334,125
6.95%, due 6/1/18	46,000	46,862
MDC Holdings, Inc. 5.50%, due 1/15/24	2,425,000	2,558,375
5.625%, due 2/1/20	1,072,000	1,130,960
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,697,750
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19 (c)	4,230,000	4,314,600

		27,754,170

Housewares 0.5%
Newell Brands, Inc. 3.85%, due 4/1/23	6,000,000	6,208,563

Insurance 3.9%
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,895,000	3,892,410
Chubb Corp. 3.609% (3-month USD-LIBOR-BBA + 2.25%), due 3/29/67 (b)	2,495,000	2,476,287

	Principal Amount	Value
Insurance (continued)
Jackson National Life Global Funding 2.20%, due 1/30/20 (a)	$2,055,000	$2,047,666
Liberty Mutual Group, Inc. (a) 4.25%, due 6/15/23	2,695,000	2,839,808
7.80%, due 3/7/87	102,000	129,846
10.75%, due 6/15/88 (d)	987,000	1,643,355
Lincoln National Corp. 3.779% (3-month USD-LIBOR-BBA + 2.358%), due 5/17/66 (b)	7,583,000	7,128,020
Markel Corp. 5.00%, due 4/5/46	2,600,000	2,940,308
MassMutual Global Funding II (a) 2.10%, due 8/2/18	1,400,000	1,401,829
2.50%, due 10/17/22	3,670,000	3,631,229
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (a)	2,630,000	2,611,088
Oil Insurance, Ltd. 4.677% (3-month USD-LIBOR-BBA + 2.982%), due 1/29/18 (a)(b)(e)	1,648,000	1,584,140
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,025,000	2,031,934
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	5,550,000	5,508,868
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,351,350
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,245,000	1,348,335
Voya Financial, Inc. 2.90%, due 2/15/18	173,000	173,169
3.65%, due 6/15/26	410,000	414,635
XLIT, Ltd. 4.45%, due 3/31/25	2,665,000	2,725,769

		46,880,046

Internet 2.4%
♦Amazon.com, Inc. 3.875%, due 8/22/37 (a)	4,850,000	5,146,332
5.20%, due 12/3/25	4,210,000	4,832,845
Match Group, Inc. 5.00%, due 12/15/27 (a)	1,775,000	1,801,625
Priceline Group, Inc. 3.60%, due 6/1/26	3,935,000	3,951,853
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (a)	5,450,000	5,653,079
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,766,338
Zayo Group LLC / Zayo Capital, Inc. 5.75%, due 1/15/27 (a)	3,800,000	3,876,000

		29,028,072

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 10/1/21 (c)	$2,860,000	$2,967,250
ArcelorMittal 7.50%, due 10/15/39	1,500,000	1,920,000
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,163,000
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,220,630

		10,270,880

Leisure Time 0.4%
NCL Corp., Ltd. 4.75%, due 12/15/21 (a)	1,000,000	1,035,000
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,628,052
7.25%, due 3/15/18	600,000	605,629

		4,268,681

Lodging 0.7%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	1,077
Marriott International, Inc. 6.75%, due 5/15/18	185,000	188,230
7.15%, due 12/1/19	1,334,000	1,448,646
MGM Resorts International (c) 6.00%, due 3/15/23	2,300,000	2,484,000
8.625%, due 2/1/19	475,000	503,500
Wyndham Worldwide Corp. 4.15%, due 4/1/24	3,080,000	3,094,404
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	1,150,000	1,184,500

		8,904,357

Machinery—Construction & Mining 0.5%
Caterpillar Financial Services Corp. 2.10%, due 1/10/20	5,790,000	5,777,996

Machinery—Diversified 0.4%
CNH Industrial Capital LLC 4.875%, due 4/1/21 (c)	4,355,000	4,572,750

Media 1.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	2,770,000	2,890,077
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22 (c)	1,385,000	1,405,775

	Principal Amount	Value
Media (continued)
Comcast Corp. 3.40%, due 7/15/46	$2,050,000	$1,939,620
DISH DBS Corp. 4.25%, due 4/1/18 (c)	2,500,000	2,509,375
Sky PLC 3.75%, due 9/16/24 (a)	3,060,000	3,191,448
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	898,457
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (a)	5,335,000	5,371,812
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (a)	2,985,000	3,059,625
Walt Disney Co. 0.875%, due 7/12/19	980,000	962,172

		22,228,361

Mining 0.6%
Aleris International, Inc. 7.875%, due 11/1/20	8,000	7,920
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	3,300,000	3,392,268
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	3,405,000	3,767,632

		7,167,820

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (a) 5.00%, due 3/15/22	1,860,000	1,904,175
5.375%, due 9/15/24	2,100,000	2,184,000
Siemens Financieringsmaatschappij N.V. (a) 2.15%, due 5/27/20	1,480,000	1,470,897
2.70%, due 3/16/22	2,485,000	2,499,595
Textron Financial Corp. 3.151% (3-month USD-LIBOR-BBA + 1.735%), due 2/15/67 (a)(b)	3,720,000	3,282,900

		11,341,567

Multi-National 0.5%
International Bank For Reconstruction & Development 1.375%, due 4/22/19	5,875,000	5,832,483

Oil & Gas 2.2%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,809,143
Andeavor
3.80%, due 4/1/28	405,000	405,968
5.125%, due 12/15/26 (a)	1,600,000	1,758,278
Chevron Corp. 1.686%, due 2/28/19	2,330,000	2,323,930
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,532,790

16	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
♦Petrobras Global Finance B.V. 7.375%, due 1/17/27	$7,330,000	$8,070,330
Petroleos Mexicanos 6.75%, due 9/21/47 (a)	6,610,000	6,899,848

		26,800,287

Packaging & Containers 0.9%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,526,200
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23 (c)	1,500,000	1,522,500
Sealed Air Corp. (a) 4.875%, due 12/1/22	1,875,000	1,980,469
5.50%, due 9/15/25	1,260,000	1,373,400
WestRock MWV LLC 7.375%, due 9/1/19	900,000	970,395

		10,372,964

Pharmaceuticals 2.2%
Allergan Funding SCS 3.45%, due 3/15/22	4,165,000	4,231,866
Eli Lilly & Co. 2.35%, due 5/15/22	1,700,000	1,695,276
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (a)	3,095,000	3,342,600
Johnson & Johnson 2.25%, due 3/3/22	4,100,000	4,094,883
Novartis Capital Corp. 1.80%, due 2/14/20	2,850,000	2,829,108
Pfizer, Inc. 1.20%, due 6/1/18	5,650,000	5,637,630
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (a)	4,590,000	4,670,325

		26,501,688

Pipelines 0.5%
MPLX, L.P. 4.125%, due 3/1/27	1,780,000	1,823,144
Spectra Energy Partners, L.P. 3.375%, due 10/15/26	2,100,000	2,075,323
4.75%, due 3/15/24	818,000	889,311
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	750,000	754,688
5.25%, due 5/1/23	950,000	971,375

		6,513,841

	Principal Amount	Value
Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	$1,945,000	$2,000,287

Real Estate Investment Trusts 2.1%
American Tower Corp. 3.00%, due 6/15/23	5,000,000	4,986,906
Crown Castle International Corp. 3.40%, due 2/15/21	4,290,000	4,381,114
Equinix, Inc. 5.75%, due 1/1/25	2,000,000	2,122,500
5.875%, due 1/15/26	2,275,000	2,442,781
ESH Hospitality, Inc. 5.25%, due 5/1/25 (a)	5,145,000	5,196,450
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	334,900
Iron Mountain, Inc. 4.875%, due 9/15/27 (a)	925,000	925,000
5.25%, due 3/15/28 (a)	3,410,000	3,392,950
5.75%, due 8/15/24	645,000	653,063
6.00%, due 8/15/23	340,000	355,300

		24,790,964

Regional (State & Province) 0.6%
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18	7,730,000	7,723,831

Retail 2.1%
Alimentation Couche-Tard, Inc. 2.35%, due 12/13/19 (a)	3,035,000	3,034,817
AutoNation, Inc. 6.75%, due 4/15/18	830,000	840,324
AutoZone, Inc. 3.75%, due 6/1/27	2,735,000	2,775,787
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	2,063,724
Dollar General Corp. 3.25%, due 4/15/23	4,115,000	4,170,493
Home Depot, Inc. 2.125%, due 9/15/26	2,415,000	2,261,066
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	3,000,000	3,030,910
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,416,946
Starbucks Corp. 2.45%, due 6/15/26	2,950,000	2,843,788
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,625,000	1,608,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. (continued)
5.75%, due 3/1/25	$80,000	$79,000

		25,125,605

Semiconductors 1.0%
NXP B.V. / NXP Funding LLC (a) 4.625%, due 6/15/22	1,755,000	1,836,169
4.625%, due 6/1/23	1,065,000	1,113,990
Qorvo, Inc. 6.75%, due 12/1/23	2,500,000	2,687,500
7.00%, due 12/1/25	1,700,000	1,897,625
Sensata Technologies B.V. 5.00%, due 10/1/25 (a)	3,890,000	4,113,675

		11,648,959

Software 1.7%
First Data Corp. (a) 5.00%, due 1/15/24	205,000	210,894
7.00%, due 12/1/23	1,592,000	1,683,540
♦Microsoft Corp. 1.10%, due 8/8/19	4,635,000	4,573,023
1.85%, due 2/6/20	4,520,000	4,506,635
MSCI, Inc. 5.75%, due 8/15/25 (a)	4,005,000	4,300,369
Oracle Corp. 2.65%, due 7/15/26	1,920,000	1,871,900
4.30%, due 7/8/34	935,000	1,039,109
PTC, Inc. 6.00%, due 5/15/24	2,569,000	2,723,140

		20,908,610

Special Purpose Entity 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,260,000	3,190,834

Telecommunications 3.1%
AT&T, Inc. 3.20%, due 3/1/22	4,275,000	4,321,132
Cisco Systems, Inc. 1.85%, due 9/20/21	1,060,000	1,040,298
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	1,600,000	1,600,000
CommScope, Inc. 5.00%, due 6/15/21 (a)	1,563,000	1,592,306
Crown Castle Towers LLC 6.113%, due 1/15/40 (a)	2,200,000	2,319,113
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	540,000	550,800
6.50%, due 6/15/19	900,000	940,500

	Principal Amount	Value
Telecommunications (continued)
Rogers Communications, Inc. 3.625%, due 12/15/25	$4,995,000	$5,101,723
Sprint Capital Corp. 6.90%, due 5/1/19	1,043,000	1,091,239
8.75%, due 3/15/32	895,000	1,015,825
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (a)	2,123,438	2,136,709
T-Mobile USA, Inc. 6.00%, due 3/1/23	1,200,000	1,256,400
6.125%, due 1/15/22	3,050,000	3,146,075
6.50%, due 1/15/26	1,235,000	1,347,694
Telecom Italia Capital S.A. 7.721%, due 6/4/38	2,620,000	3,379,800
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,926,166
5.462%, due 2/16/21	279,000	301,798
Verizon Communications, Inc. 3.00%, due 11/1/21	2,635,000	2,664,465
5.15%, due 9/15/23	1,722,000	1,915,972

		37,648,015

Textiles 0.3%
Cintas Corp. No 2 2.90%, due 4/1/22	3,805,000	3,839,071

Transportation 0.5%
United Parcel Service, Inc. 2.50%, due 4/1/23	5,830,000	5,797,572

Total Corporate Bonds (Cost $917,881,103)		931,008,550

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 401,000	679,407

Total Foreign Bonds (Cost $657,147)		679,407

Loan Assignments 14.4% (b)
Advertising 1.0%
Outfront Media Capital LLC 2017 Term Loan B 3.552% (1-month LIBOR + 2.00%), due 3/18/24	$5,362,500	5,382,609
USAGM HoldCo LLC 2015 Term Loan 5.443% (3-month LIBOR + 3.75%), due 7/28/22	3,070,313	3,037,307

18	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Advertising (continued)
USAGM HoldCo LLC (continued)
2015 2nd Lien Term Loan 9.88% (3-month LIBOR + 8.50%), due 7/28/23	$3,125,000	$3,075,522

		11,495,438

Auto Parts & Equipment 0.2%
TI Group Automotive Systems LLC 2015 USD Term Loan 4.319% (1-month LIBOR + 2.75%), due 6/30/22	2,174,115	2,184,986

Building Materials 0.6%
Builders FirstSource, Inc. 2017 Term Loan B 4.693% (3-month LIBOR + 3.00%), due 2/29/24	1,979,899	1,986,499
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.319% (1-month LIBOR + 2.75%), due 11/15/23	4,735,577	4,741,496

		6,727,995

Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.693% (3-month LIBOR + 2.00%), due 6/1/24	4,386,763	4,401,718

Commercial Services 1.2%
Electro Rent Corp. 1st Lien Term Loan 6.624% (2-month LIBOR + 5.00%), due 1/19/24 (f)	2,376,000	2,399,760
Global Payments, Inc. Term Loan B2 3.569% (1-month LIBOR + 2.00%), due 4/21/23 (f)	1,865,900	1,875,230
KAR Auction Services, Inc. Term Loan B4 4.00% (3-month LIBOR + 2.25%), due 3/11/21	1,588,531	1,594,488
ServiceMaster Co. 2016 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 11/8/23	4,390,650	4,404,371
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.693% (3-month LIBOR + 4.00%), due 7/14/23	3,950,150	3,989,651

		14,263,500

	Principal Amount	Value
Computers 0.6%
Dell, Inc. 2017 1st Lien Term Loan 3.57% (1-month LIBOR + 2.00%), due 9/7/23	$4,477,501	$4,474,246
Tempo Acquisition LLC Term Loan 4.569% (1-month LIBOR + 3.00%), due 5/1/24	3,154,150	3,142,322

		7,616,568

Diversified/Conglomerate Service 0.2%
Vantiv LLC 2017 Term Loan B1 TBD, due 3/31/25	613,605	615,715
2017 Term Loan B4 3.477% (1-month LIBOR + 2.00%), due 8/7/24	2,186,395	2,197,023

		2,812,738

Entertainment 0.3%
Regal Cinemas Corp. 2017 Term Loan 3.569% (1-month LIBOR + 2.00%), due 4/1/22	3,493,644	3,494,734

Environmental Controls 0.3%
GFL Environmental, Inc. USD Term Loan B 4.443% (3-month LIBOR + 2.75%), due 9/29/23	3,950,000	3,964,812

Food 0.2%
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.82% (1-month LIBOR + 2.25%), due 5/24/24	2,636,750	2,643,708

Food—Wholesale 0.8%
Pinnacle Foods Finance LLC 2017 Term Loan B 3.372% (1-month LIBOR + 2.00%), due 2/2/24	3,999,600	4,021,098
U.S. Foods, Inc. 2016 Term Loan B 4.069% (1-month LIBOR + 2.50%), due 6/27/23	5,195,875	5,226,182

		9,247,280

Gaming 0.1%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.618% (1-month LIBOR + 4.00%), due 10/13/23	964,719	970,749
2016 Term Loan B 7.50% (3-month LIBOR + 3.00%), due 10/13/23	25,281	25,439

		996,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Hand & Machine Tools 0.3%
Milacron LLC Amended Term Loan B 4.319% (1-month LIBOR + 2.75%), due 9/28/23	$3,539,250	$3,539,250

Health Care—Products 0.5%
Ortho-Clinical Diagnostics, Inc. Term Loan B 5.443% (3-month LIBOR + 3.75%), due 6/30/21	4,106,075	4,111,848
Sotera Health Holdings LLC 2017 Term Loan B 4.569% (1-month LIBOR + 3.00%), due 5/15/22	1,920,163	1,919,363

		6,031,211

Health Care—Services 0.3%
MPH Acquisition Holdings LLC 2016 Term Loan B 4.693% (3-month LIBOR + 3.00%), due 6/7/23	4,049,856	4,055,550

Health Services 1.1%
BWAY Holding Co. 2017 Term Loan B 4.599% (3-month LIBOR + 3.25%), due 4/3/24	3,273,550	3,284,805
ExamWorks Group, Inc. 2017 Term Loan 4.819% (1-month LIBOR + 3.25%), due 7/27/23	4,567,303	4,592,994
INC Research Holdings, Inc. 2017 Term Loan B 3.819% (1-month LIBOR + 2.25%), due 8/1/24	4,969,688	4,974,657

		12,852,456

Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 6.175% (3-month LIBOR + 4.50%), due 8/26/22	2,439,301	2,456,579
Prestige Brands, Inc. Term Loan B5 4.319% (1-month LIBOR + 2.75%), due 1/26/24	3,871,165	3,892,596

		6,349,175

Internet 0.2%
Match Group, Inc. 2017 Term Loan B 3.854% (2-month LIBOR + 2.50%), due 11/16/22	1,859,375	1,869,834

	Principal Amount	Value
Iron & Steel 0.3%
Signode Industrial Group U.S., Inc. (f) USD Term Loan B 4.319% (1-month LIBOR + 2.75%), due 5/4/21	$2,030,980	$2,036,057
USD Term Loan B 4.443% (3-month LIBOR + 2.75%), due 5/4/21	1,880,537	1,885,239

		3,921,296

Lodging 0.6%
Boyd Gaming Corp. Term Loan B3 3.975% (1 Week LIBOR + 2.50%), due 9/15/23	481,145	483,551
Hilton Worldwide Finance LLC Term Loan B2 3.552% (1-month LIBOR + 2.00%), due 10/25/23	5,380,072	5,405,751
MGM Growth Prop. Operating Partnership, L.P. 2016 Term Loan B 3.819% (1-month LIBOR + 2.25%), due 4/25/23	982,500	985,834

		6,875,136

Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.819% (1-month LIBOR + 3.25%), due 6/30/21	3,737,448	3,754,057
Zebra Technologies Corp. 2017 Term Loan B 3.371% (3-month LIBOR + 2.00%), due 10/27/21	3,710,613	3,726,524

		7,480,581

Media 0.6%
Nielsen Finance LLC USD Term Loan B4 3.432% (1-month LIBOR + 2.00%), due 10/4/23	2,985,000	2,996,609
Virgin Media Bristol LLC 2017 USD Term Loan 3.977% (1-month LIBOR + 2.50%), due 1/15/26	4,100,000	4,098,536

		7,095,145

Miscellaneous—Manufacturing 0.1%
Gates Global LLC 2017 USD Repriced Term Loan B 4.693% (3-month LIBOR + 3.00%), due 4/1/24	1,347,394	1,353,499

20	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Packaging & Containers 0.7%
Berry Plastics Group, Inc. Term Loan O 3.406% (3-month LIBOR + 2.00%), due 2/8/20	$2,956,863	$2,967,951
Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2 5.943% (3-month LIBOR + 4.25%), due 6/30/22	3,142,125	3,171,583
Reynolds Group Holdings, Inc. USD 2017 Term Loan 4.319% (1-month LIBOR + 2.75%), due 2/5/23	1,900,986	1,909,289

		8,048,823

Real Estate 0.3%
Realogy Corp. 2017 Term Loan B 3.819% (1-month LIBOR + 2.25%), due 7/20/22	4,011,839	4,025,632

Semiconductors & Semiconductor Equipment 0.2%
ON Semiconductor Corp. 2017 1st Lien Term Loan 3.569% (1-month LIBOR + 2.00%), due 3/31/23	2,002,520	2,011,281

Software 0.2%
First Data Corp. 2024 USD Term Loan 3.802% (1-month LIBOR + 2.25%), due 4/26/24	2,315,868	2,316,694

Support Services 0.7%
Advanced Disposal Services, Inc. Term Loan B3 3.739% (1 Week LIBOR + 2.25%), due 11/10/23	4,890,771	4,899,506
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.319% (1-month LIBOR + 2.75%), due 3/1/24	4,024,587	4,028,991

		8,928,497

Telecommunications 1.1%
Level 3 Financing, Inc. 2017 Term Loan B 3.696% (3-month LIBOR + 2.25%), due 2/22/24	5,875,000	5,872,550
SBA Senior Finance II LLC Term Loan B1 3.82% (1-month LIBOR + 2.25%), due 3/24/21	4,288,148	4,299,537

	Principal Amount	Value
Telecommunications (continued)
Sprint Communications, Inc. 1st Lien Term Loan B 4.125% (1-month LIBOR + 2.50%), due 2/2/24	$3,573,000	$3,568,534

		13,740,621

Transportation 0.2%
XPO Logistics, Inc. 2017 Term Loan B 3.599% (3-month LIBOR + 2.25%), due 11/1/21	2,477,254	2,489,408

Total Loan Assignments (Cost $172,047,761)		172,833,754

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 3.621%, due 11/25/35 (g)	20,498	19,161
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.387%, due 7/25/36 (g)	19,152	19,316

		38,477

Total Mortgage-Backed Securities (Cost $33,552)		38,477

U.S. Government & Federal Agencies 0.4%
Federal National Mortgage Association 0.4%
(zero coupon), due 10/9/19	5,700,000	5,489,678

Total U.S. Government & Federal Agencies (Cost $5,518,799)		5,489,678

Total Long-Term Bonds (Cost $1,098,562,825)		1,113,318,287

	Shares
Convertible Preferred Stocks 0.1%
Banks 0.1%
♦Bank of America Corp. Series L 7.25%	400	527,600
Wells Fargo & Co. 7.50%	400	523,996

		1,051,596

Total Convertible Preferred Stocks (Cost $828,353)		1,051,596

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Short-Term Investments 10.4%
Repurchase Agreement 7.4%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $88,629,090 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $89,930,000 and a Market Value of $90,396,737)	$88,623,773	$88,623,773

Total Repurchase Agreement (Cost $88,623,773)		88,623,773

U.S. Government & Federal Agencies 3.0%
United States Treasury Bill 1.096%, due 1/11/18 (h)	35,775,000	35,765,336

Total U.S. Government & Federal Agencies (Cost $35,765,336)		35,765,336

Total Short-Term Investments (Cost $124,389,109)		124,389,109

Total Investments, Before Investments Sold Short (Cost $1,223,780,287)	103.1%	1,238,758,992

Investments Sold Short (1.3%)
Corporate Bonds Sold Short (1.3%)
Internet & Direct Marketing Retail (0.7%)
Netflix, Inc. 4.375%, due 11/15/26	(8,495,000)	(8,303,863)

Oil & Gas (0.6%)
Noble Energy, Inc. 4.15%, due 12/15/21	(1,000,000)	(1,042,020)
3.90%, due 11/15/24	(5,655,000)	(5,814,379)

		(6,856,399)

Total Investments Sold Short (Proceeds $14,377,943)		(15,160,262)

Total Investments, Net of Investments Sold Short (Cost $1,209,402,344)	101.8	1,223,598,730
Other Assets, Less Liabilities	(1.8)	(21,709,683)
Net Assets	100.0%	$1,201,889,047
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(O)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2017.

(h)	Interest rate shown represents yield to maturity.

22	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2017, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Settlement Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	2/1/18	JPMorgan Chase Bank N.A.	GBP 525,000	$697,761	$(11,732)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					$(11,732)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,729)	March 2018	$(585,499,717)	$(584,304,487)	$1,195,230
5-Year United States Treasury Note	363	March 2018	42,364,019	42,167,555	(196,464)
10-Year United States Treasury Note	(357)	March 2018	(44,580,375)	(44,284,734)	295,641
Euro Bund	(151)	March 2018	(29,401,193)	(29,292,737)	108,456
United States Treasury Long Bond	(207)	March 2018	(31,693,311)	(31,671,000)	22,311

			$(648,810,577)	$(647,385,403)	$1,425,174

1.	As of December 31, 2017, cash in the amount of $2,398,448 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

Swap Contracts

As of December 31, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$550,000,000	USD	4/8/2018	Fixed 0.85%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	$(4,642)	$1,266,034	$1,261,392
$115,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(2,296)	514,289	511,993
$100,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	18,722	587,645	606,367
$330,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(28,784)	1,256,445	1,227,661
						$(17,000)	$3,624,413	$3,607,413

1.	As of December 31, 2017, cash in the amount of $1,904,795 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$719,913	$—	$719,913
Convertible Bonds	—	2,548,508	—	2,548,508
Corporate Bonds	—	931,008,550	—	931,008,550
Foreign Bonds	—	679,407	—	679,407
Loan Assignments (b)	—	164,637,468	8,196,286	172,833,754
Mortgage-Backed Securities	—	38,477	—	38,477
U.S. Government & Federal Agencies	—	5,489,678	—	5,489,678

Total Long-Term Bonds	—	1,105,122,001	8,196,286	1,113,318,287

Convertible Preferred Stocks	1,051,596	—	—	1,051,596
Short-Term Investments
Repurchase Agreement	—	88,623,773	—	88,623,773
U.S. Government & Federal Agencies	—	35,765,336	—	35,765,336

Total Short-Term Investments	—	124,389,109	—	124,389,109

Total Investments in Securities	1,051,596	1,229,511,110	8,196,286	1,238,758,992

Other Financial Instruments
Futures Contracts (c)	1,621,638	—	—	1,621,638
Interest Rate Swap Contracts (c)	—	3,607,413	—	3,607,413

Total Other Financial Instruments	1,621,638	3,607,413	—	5,229,051

Total Investments in Securities and Other Financial Instruments	$2,673,234	$1,233,118,523	$8,196,286	$1,243,988,043

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(15,160,262)	$—	$(15,160,262)

Total Long-Term Bonds Sold Short	—	(15,160,262)	—	(15,160,262)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(11,732)	—	(11,732)
Futures Contracts (c)	(196,464)	—	—	(196,464)

Total Other Financial Instruments	(196,464)	(11,732)	—	(208,196)

Total Investments in Securities Sold Short and Other Financial Instruments	$(196,464)	$(15,171,994)	$—	$(15,368,458)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $4,274,990 and $3,921,296 are held in Commercial Services and Iron & Steel, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

24	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2017, securities with a market value of $4,489,665 transferred from Level 2 to Level 3 as the prices of these securities were based on significant unobservable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs. (See Note 2)

As of December 31, 2017, securities with a market value of $9,005,668 transferred from Level 3 to Level 2 as the prices of these securities were based on significant observable inputs. As of December 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (a)
Long-Term Bonds
Loan Assignments
Advertising	$6,281,094	$—	$—	$—	$—	$—		$—	$(6,281,094)	$—	$—
Auto Parts & Equipment	2,724,574	—	—	—	—	—		—	(2,724,574)	—	—
Commercial Services	—	4,348	336	64,406	4,244,000	(38,100	)(b)	—	—	4,274,990	64,406
Hand & Machine Tools	2,000,630	—	—	(19,808)	—	(1,980,822	)(b)	—	—	—	—
Iron & Steel	—	1,682	1,272	(7,162)		(564,161	)(b)	4,489,665	—	3,921,296	(7,162)
Real Estate	4,118,214	(88)	(15,959)	(57,781)	—	(4,044,386)		—	—	—	—

Total	$15,124,512	$5,942	$(14,351)	$(20,345)	$4,244,000	$(6,627,469)		$4,489,665	$(9,005,668)	$8,196,286	$57,244

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $1,223,780,287)	$1,238,758,992
Cash collateral on deposit at broker for futures contracts	2,398,448
Cash collateral on deposit at broker for swap contracts	1,904,795
Cash denominated in foreign currencies (identified cost $1,063)	1,086
Receivables:
Dividends and interest	9,728,808
Investment securities sold	1,658,131
Fund shares sold	691,431

Total assets	1,255,141,691

Liabilities
Investments sold short (proceeds $14,377,943)	15,160,262
Due to custodian	6,401
Payables:
Investment securities purchased	36,377,407
Manager (See Note 3)	569,932
Fund shares redeemed	382,018
NYLIFE Distributors (See Note 3)	224,058
Variation margin on centrally cleared swap contracts	139,908
Variation margin on futures contracts	102,285
Interest on investments sold short	77,515
Shareholder communication	76,114
Broker fees and charges on short sales	66,983
Professional fees	53,323

Trustees	1,444

Accrued expenses	3,262
Unrealized depreciation on foreign currency forward contracts	11,732

Total liabilities	53,252,644

Net assets	$1,201,889,047

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$119,845
Additional paid-in capital	1,214,209,851

1,214,329,696
Undistributed net investment income	3,033,546
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(34,690,279)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	20,011,292
Net unrealized appreciation (depreciation) on investments sold short	(782,319)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(12,889)

Net assets	$1,201,889,047

Initial Class
Net assets applicable to outstanding shares	$137,453,870

Shares of beneficial interest outstanding	13,669,876

Net asset value per share outstanding	$10.06

Service Class
Net assets applicable to outstanding shares	$1,064,435,177

Shares of beneficial interest outstanding	106,175,028

Net asset value per share outstanding	$10.03

26	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$39,364,056
Dividends	59,000

Total income	39,423,056

Expenses
Manager (See Note 3)	6,282,722
Distribution/Service—Service Class (See Note 3)	2,442,637
Interest on investments sold short	487,365
Broker fees and charges on short sales	306,465
Shareholder communication	151,627
Professional fees	114,851
Interest expense	39,222
Trustees	26,497
Custodian	11,080
Miscellaneous	37,327

Total expenses	9,899,793

Net investment income (loss)	29,523,263

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,747,075
Investments sold short	64
Futures transactions	49,059
Swap transactions	4,265,967
Foreign currency forward transactions	(74,163)
Foreign currency transactions	22,107

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	10,010,109

Net change in unrealized appreciation (depreciation) on:
Investments	10,794,548
Investments sold short	27,168
Futures contracts	769,043
Swap contracts	(2,086,728)
Foreign currency forward contracts	(143,273)
Translation of other assets and liabilities in foreign currencies	(3,338)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	9,357,420

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	19,367,529

Net increase (decrease) in net assets resulting from operations	$48,890,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,523,263	$33,147,353
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	10,010,109	(25,243,047)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	9,357,420	56,197,287

Net increase (decrease) in net assets resulting from operations	48,890,792	64,101,593

Dividends to shareholders:
From net investment income:
Initial Class	(4,056,441)	(4,264,730)
Service Class	(28,603,275)	(27,133,079)

Total dividends to shareholders	(32,659,716)	(31,397,809)

Capital share transactions:
Net proceeds from sale of shares	226,244,514	204,058,463
Net asset value of shares issued to shareholders in reinvestment of dividends	32,659,716	31,397,809
Cost of shares redeemed	(78,759,565)	(140,275,677)

Increase (decrease) in net assets derived from capital share transactions	180,144,665	95,180,595

Net increase (decrease) in net assets	196,375,741	127,884,379

Net Assets
Beginning of year	1,005,513,306	877,628,927

End of year	$1,201,889,047	$1,005,513,306

Undistributed net investment income at end of year	$3,033,546	$3,853,198

28	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.90	$9.54	$10.12	$10.32	$10.32

Net investment income (loss) (a)	0.29	0.37	0.40	0.45	0.49
Net realized and unrealized gain (loss) on investments	0.18	0.33	(0.66)	(0.28)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.02	0.03	(0.02)

Total from investment operations	0.47	0.71	(0.24)	0.20	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.35)	(0.34)	(0.40)	(0.43)
From net realized gain on investments	—	—	—	—	(0.00)‡

Total dividends and distributions	(0.31)	(0.35)	(0.34)	(0.40)	(0.43)

Net asset value at end of year	$10.06	$9.90	$9.54	$10.12	$10.32

Total investment return (b)	4.81%	7.50%	(2.42%)	1.92%	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	3.80%	4.01%	4.31%	4.69%
Net expenses (excluding short sale expenses)	0.60%	0.62%	0.62%	0.64%	0.65%
Expenses (including short sales expenses)	0.67%	0.72%	0.65%	0.64%	0.65%
Short sale expenses	0.07%	0.10%	0.03%	—	—
Portfolio turnover rate	32%	34%	26%	18%	23%
Net assets at end of year (in 000’s)	$137,454	$122,586	$129,311	$166,855	$105,972

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$9.87	$9.51	$10.09	$10.29	$10.30

Net investment income (loss) (a)	0.26	0.34	0.38	0.42	0.47
Net realized and unrealized gain (loss) on investments	0.19	0.33	(0.66)	(0.28)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.02	0.03	(0.03)

Total from investment operations	0.45	0.68	(0.26)	0.17	0.40

Less dividends and distributions:
From net investment income	(0.29)	(0.32)	(0.32)	(0.37)	(0.41)
From net realized gain on investments	—	—	—	—	(0.00)‡

Total dividends and distributions	(0.29)	(0.32)	(0.32)	(0.37)	(0.41)

Net asset value at end of year	$10.03	$9.87	$9.51	$10.09	$10.29

Total investment return (b)	4.55%	7.23%	(2.66%)	1.67%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%	3.54%	3.77%	4.06%	4.47%
Net expenses (excluding short sales expenses)	0.85%	0.87%	0.87%	0.89%	0.90%
Expenses (including short sales expenses)	0.92%	0.97%	0.90%	0.89%	0.90%
Short sale expenses	0.07%	0.10%	0.03%	—	—
Portfolio turnover rate	32%	34%	26%	18%	23%
Net assets at end of year (in 000’s)	$1,064,435	$882,928	$748,317	$571,281	$298,891

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP Unconstrained Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent

31

Notes to Financial Statements (continued)

pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing

32	MainStay VP Unconstrained Bond Portfolio

off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been

33

Notes to Financial Statements (continued)

used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to

34	MainStay VP Unconstrained Bond Portfolio

meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2017, all open foreign currency forward contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  During the year ended December 31, 2017, the Portfolio engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(Q)  Debt Securities and Loan Risk.  The Portfolio’s principal investments may include high-yield debt securities (commonly referred

35

Notes to Financial Statements (continued)

to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/

or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

36	MainStay VP Unconstrained Bond Portfolio

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$1,621,638	$1,621,638
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	3,607,413	3,607,413

Total Fair Value		$—	$5,229,051	$5,229,051

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(196,464)	$(196,464)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(11,732)	—	(11,732)

Total Fair Value		$(11,732)	$(196,464)	$(208,196)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$49,059	$49,059
Swap Contracts	Net realized gain (loss) on swap transactions	—	4,265,967	4,265,967
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(74,163)	—	(74,163)

Total Realized Gain (Loss)		$(74,163)	$4,315,026	$4,240,863

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$769,043	$769,043
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(2,086,728)	(2,086,728)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(143,273)	—	(143,273)

Total Change in Unrealized Appreciation (Depreciation)		$(143,273)	$(1,317,685)	$(1,460,958)

37

Notes to Financial Statements (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$42,703,783	$42,703,783
Futures Contracts Short	$—	$(628,307,857)	$(628,307,857)
Swap Contracts Long	$—	$1,207,526,141	$1,207,526,141
Forward Contracts Long (a)	$3,952,412	$—	$3,952,412
Forward Contracts Short	$(5,171,840)	$—	$(5,171,840)

(a)	Positions were open seven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2017, the effective management fee rate was 0.57%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $6,282,722.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is

responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,209,708,146	$22,963,100	$(5,465,103)	$17,497,997

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,272,932	$(33,210,421)	$—	$17,496,840	$(12,440,649)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,316,801	$(2,316,801)	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss) and swap adjustments.

38	MainStay VP Unconstrained Bond Portfolio

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $33,210,421, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,176	$28,034

The Portfolio utilized capital loss carryforwards of $8,452,381 during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$32,659,716	$—	$31,397,809	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $8,328 and $2,755, respectively. Purchases and sales of securities, other than short-term securities, were $497,477 and $323,842, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,589,343	$16,009,190
Shares issued to shareholders in reinvestment of dividends and distributions	404,733	4,056,441
Shares redeemed	(710,543)	(7,157,697)

Net increase (decrease)	1,283,533	$12,907,934

Year ended December 31, 2016:
Shares sold	1,009,337	$9,859,278
Shares issued to shareholders in reinvestment of dividends and distributions	436,717	4,264,730
Shares redeemed	(2,616,294)	(24,952,427)

Net increase (decrease)	(1,170,240)	$(10,828,419)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	21,000,124	$210,235,324
Shares issued to shareholders in reinvestment of dividends and distributions	2,862,222	28,603,275
Shares redeemed	(7,153,867)	(71,601,868)

Net increase (decrease)	16,708,479	$167,236,731

Year ended December 31, 2016:
Shares sold	19,911,739	$194,199,185
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,008	27,133,079
Shares redeemed	(11,892,741)	(115,323,250)

Net increase (decrease)	10,804,006	$106,009,014

39

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Unconstrained Bond Portfolio.

40	MainStay VP Unconstrained Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Unconstrained Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Unconstrained Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Unconstrained Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and

42	MainStay VP Unconstrained Bond Portfolio

MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

44	MainStay VP Unconstrained Bond Portfolio

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

45

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay VP Unconstrained Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

48	MainStay VP Unconstrained Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761345	MSVPUB11-02/18 (NYLIAC) NI532

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	43.12%	1.18%	1.21%	1.36%
Service Class Shares	2/17/2012	42.77	0.93	0.95	1.61

Benchmark Performance	One Year	Five Years	Since Inception
MSCI Emerging Markets Index[2]	37.28%	4.35%	4.01%
Morningstar Diversified Emerging Markets Category Average[3]	34.17	4.09	3.82

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2],3

Initial Class Shares	$1,000.00	$1,169.30	$6.56	$1,019.20	$6.11	1.20%

Service Class Shares	$1,000.00	$1,167.80	$7.92	$1,017.90	$7.38	1.45%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2017 (Unaudited)

China	32.1%
Republic of Korea	17.2
Taiwan	11.5
India	9.2
Brazil	7.2
South Africa	5.0
Mexico	2.3
Turkey	1.9
Poland	1.8
Russia	1.8
United States	1.8
Indonesia	1.7
Thailand	1.4
Hong Kong	1.2

Malaysia	1.0%
Philippines	0.9
Argentina	0.4
Greece	0.4
United Arab Emirates	0.4
Chile	0.3
Peru	0.3
Colombia	0.1
Singapore	0.1
Egypt	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	Industrial & Commercial Bank of China, Ltd., Class H

8.	Baidu, Inc., Sponsored ADR

9.	Itau Unibanco Holding S.A.

10.	Ping An Insurance Group Co. of China, Ltd., Class H

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Emerging Markets Equity Portfolio returned 43.12% for Initial Class shares and 42.77% for Service Class shares. Over the same period, both share classes outperformed the 37.28% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s benchmark, and the 34.17% return of the Morningstar Diversified Emerging Markets Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam invested in stocks suggested by the Candriam emerging-markets investment process as much as technically possible, with the main differences linked to sanction-related investment restrictions in Russia. The supportive worldwide environment for new-economy stocks—especially in Internet, technology and e-commerce—helped the portion of the Portfolio subadvised by Candriam strongly outperform the MSCI Emerging Markets Index in 2017. U.S. sanctions that prohibited investments in a number of Russian stocks included in the benchmark had a favorable impact on the performance of the Candriam portion of the Portfolio, as most of these companies had poor performance.

Factors affecting relative performance in the portion of the Portfolio subadvised by Candriam were related to our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability in an environment of limited global economic growth. This approach resulted in a structural tilt toward quality and growth stocks. Growth stocks, especially in a number of rapidly developing new-economy industries, substantially outperformed value stocks during the reporting period, which helped the relative performance of the Candriam portion of the Portfolio.

The outperformance of the Candriam portion of the Portfolio relative to the MSCI Emerging Markets Index built gradually over 2017, as markets showed limited sensitivity to geopolitical or macro risk. Weaker commodity prices in the first half of 2017 drove rotation out of energy and materials stocks amid fading reflation hopes. This pushed investors even more in the direction of new-economy stocks that showed strong profitability trends. While this incited us to some profit taking and risk reduction in our portion of the Portfolio during the second half of

2017, China and the IT sector continued to dominate the exposure in our portion of the Portfolio, both in absolute and relative terms. We continued our efforts to maintain balance in the Candriam portion of the Portfolio.

Cornerstone Holdings

The portion of the Portfolio subadvised by Cornerstone Holdings outperformed the MSCI Emerging Markets Index during the reporting period. Stock selection was the main driver of relative performance in the Cornerstone Holdings portion of the Portfolio

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

Information technology made the strongest positive sector contribution to the performance of the Candriam portion of the Portfolio relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) The materials and consumer discretionary sectors also contributed strongly to relative performance in the Candriam portion of the Portfolio. Stock selection, positive total returns and overweight positions in each of these sectors added to the relative performance of the portion of the Portfolio subadvised by Candriam.

In the Candriam portion of the Portfolio, consumer staples, real estate and telecommunication services made the weakest sector contributions to relative performance. The consumer staples sector provided a negative total return for the reporting period, while the real estate and telecommunication services sectors both closed 2017 with positive total returns. The Candriam portion of the Portfolio maintained underweight positions in each of these sectors during the reporting period.

Cornerstone Holdings

During 2017, the sectors that made the strongest positive contributions to the performance of the Cornerstone Holdings portion of the Portfolio relative to the MSCI Emerging Markets Index were materials, information technology and consumer discretionary. The sectors that made the weakest contributions to the relative performance of the Cornerstone Holdings portion of the Portfolio were telecommunication services, real estate and utilities. Stock selection was the main driver of relative performance in the Cornerstone Holdings portion of the Portfolio during the reporting period.

1.	See footnote on page 5 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 5 for more information on the Morningstar Diversified Emerging Markets Category Average.

8	MainStay VP Emerging Markets Equity Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the portion of the Portfolio subadvised by Candriam, the strongest contribution to absolute performance during the reporting period came from a number of leading emerging-market IT companies, such as Chinese Internet, mobile and telecommunication services provider Tencent Holdings; Korean electrical equipment manufacturer Samsung Electronics; and Chinese e-commerce company Alibaba.

Tencent Holdings, China’s largest online user platform, performed strongly on solid top-line growth and better profitability from mobile online games, payment systems and performance ads. Shares of Samsung Electronics advanced because the company had relatively low multiples and rerated on the back of high dividend payouts and a share buyback. The company also benefited from its market-dominant position and new technology-driven market-share gains in semiconductors, memory and displays. Positions in Tencent Holdings and Samsung Electronics were capped because of risk concentration limits, but these stocks remained the largest holdings in the Candriam portion of the Portfolio. Shares of Alibaba rose as the company reaped the benefits of China’s consumption boom and the company’s data-driven personalization and marketing strategy. The Candriam portion of the Portfolio added to its position in Alibaba during the reporting period.

In the Candriam portion of the Portfolio, Chinese mobile-based social networking platform Momo, Korean convenience-store chain BGF and Chinese government-controlled oil and gas company Petrochina were among the weakest contributors. All provided negative total returns during the reporting period.

The share price of U.S.-listed Momo came under pressure after the company provided lackluster monetization metrics and weaker-than-expected revenue guidance. The Candriam portion of the Portfolio exited its position in the stock, focusing instead on the company’s bigger peer Weibo. BGF came under pressure because of concerns about increased competition. Investor enthusiasm was further dampened by the impact of a hike in minimum wages and the trade suspension prior to BGF’s stock split into a holding company and an operational company. We divested BGF after the split and retained an investment in the operational company, BGF Retail, on valuation grounds.

Petrochina’s sensitivity to oil prices kept a lid on share price performance during the first half of 2017. We held the position as a core oil and gas holding trading at attractive exploration and production reserve valuations. We believed that the company could benefit from accelerating natural gas and state-owned enterprises reforms.

Cornerstone Holdings

The individual stocks that made the strongest positive contributions to performance in the Cornerstone Holdings portion of the Portfolio during the reporting period were Internet software & service company Tencent Holdings, Internet services company Alibaba Group, and global electronics company Samsung Electronics. The stocks that detracted the most from the performance of the Cornerstone Holdings portion of the Portfolio during the reporting period were South African international retail holding company Steinhoff International Holdings, technology manufacturer TPK Holding and Brazilian railway company Rumo.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

The Candriam portion of the Portfolio made significant purchases in Chinese e-commerce company Alibaba and Chinese Internet search engine Baidu during the reporting period. These purchases reflected an effort to diversify holdings in the burgeoning Chinese information technology sector. The position in Alibaba was substantially increased through additional share purchases and price appreciation as the company continued to reap the benefits of China’s consumption boom and the company’s data-driven personalization and marketing strategies. The Candriam portion of the Portfolio initiated a position in Baidu in August as the company successfully transitioned to mobile, offering attractive exposure to mobile apps, video, financial technology and group-buying opportunities. We also added to our position in state-controlled Industrial and Commercial Bank of China (ICBC) as we sought to add exposure in financials. ICBC is China’s largest bank, and it has what we believe to be a relatively prudent growth profile and promising exposure to China’s strong economic growth.

In the portion of the Portfolio subadvised by Candriam, significant sales included preferred shares of Brazilian iron ore producer Vale; a position in Argentine electric utility Pampa Energia; and Chinese Internet, mobile and telecommunication services provider Tencent Holdings. Vale preferred shares were sold on concerns about the company’s decreasing liquidity. The assets were reinvested in Vale ordinary shares, which now trade at a significant premium. We sold the position in Pampa Energia as the share price started to reflect a large part of the company’s strong growth prospects. We took profits and reinvested in Grupo Financiero Galicia, maintaining exposure to Argentine stocks. The position in Tencent Holdings was trimmed in an effort to diversify risk in the heavyweight but highly concentrated Chinese IT sector. The position remained the largest position in the Candriam portion of the Portfolio at the end of the reporting period.

9

Cornerstone Holdings

During the reporting period, the Cornerstone Holdings portion of the Portfolio initiated new positions in Internet services company Alibaba Group and diversified bank Itausa-Investimentos Itau. Over the course of the reporting period, the Cornerstone Holdings portion of the Portfolio increased its overweight positions relative to the MSCI Emerging Markets Index in these securities. Alibaba Group exhibited improving cash flow–based valuation and strong earnings momentum. Itausa-Investimentos Itau also exhibited strong earnings trends.

The Cornerstone Holdings portion of the Portfolio exited positions in paper products company Nine Dragons Paper Holdings and Internet software & service company Tencent Holdings. The sale of Nine Dragons Paper Holdings and Tencent Holdings resulted from their valuations turning expensive.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam saw substantial increases in the telecommunication services, information technology and financials sectors during the reporting period. Over the same period, the Candriam portion of the Portfolio saw substantial decreases in the materials sector, and to a lesser extent in the utilities and consumer staples sectors.

Cornerstone Holdings

The portion of the Portfolio subadvised by Cornerstone Holdings increased its weightings relative to the MSCI Emerging Markets Index in information technology and industrials during the reporting period. Over the same period, the Cornerstone Holdings portion of the Portfolio decreased its relative weightings in the financials and energy sectors.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of December 31, 2017, the sectors that were most substantially overweight in the portion of the Portfolio subadvised by Candriam were information technology, health care and materials. As of the same date, the most substantially underweight sectors in the Candriam portion of the Portfolio were consumer staples, financials and telecommunications services.

Cornerstone Holdings

As of December 31, 2017, the portion of the Portfolio subadvised by Cornerstone Holdings held overweight positions relative to the MSCI Emerging Markets Index in the information technology and industrials sectors. As of the same date, the Cornerstone Holdings portion of the Portfolio held underweight positions relative to the Index in consumer staples and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 93.2%†
Argentina 0.4%
Grupo Financiero Galicia S.A., ADR (Banks)	38,000	$2,502,300

Brazil 4.5%
Banco do Brasil S.A. (Banks)	250,200	2,400,098
Banco Santander Brasil S.A. (Banks)	57,500	552,621
Cia. Hering (Specialty Retail)	10,900	84,187
EcoRodovias Infraestrutura e Logistica S.A. (Transportation Infrastructure)	410,000	1,520,304
Equatorial Energia S.A. (Electric Utilities)	95,000	1,880,181
Estacio Participacoes S.A. (Diversified Consumer Services)	100,100	990,408
Fibria Celulose S.A. (Paper & Forest Products)	111,400	1,606,973
Grendene S.A. (Textiles, Apparel & Luxury Goods)	6,200	53,176
Guararapes Confeccoes S.A. (Textiles, Apparel & Luxury Goods)	9,500	429,707
Hypermarcas S.A. (Pharmaceuticals)	57,300	621,868
JBS S.A. (Food Products)	420,300	1,242,996
Lojas Renner S.A. (Multiline Retail)	230,000	2,460,794
Minerva S.A. (Food Products)	15,500	49,765
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	75,000	243,059
Rumo S.A. (Road & Rail) (a)	700,000	2,737,029
SLC Agricola S.A. (Food Products)	120,400	968,035
TIM Participacoes S.A. (Wireless Telecommunication Services)	510,000	2,014,109
Tupy S.A. (Auto Components)	20,400	112,237
Vale S.A. (Metals & Mining)	740,675	8,989,652
Via Varejo S.A. (Specialty Retail)	310,000	2,286,847
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	226,300	799,565

		32,043,611

Chile 0.3%
Inversiones La Construccion S.A. (Diversified Financial Services)	3,958	73,970
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals)	34,000	2,018,580

		2,092,550

China 32.1%
58.com, Inc., ADR (Internet Software & Services) (a)	39,000	2,791,230
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	165,000	2,943,996
Agricultural Bank of China, Ltd., Class H (Banks)	5,848,000	2,724,578
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	167,800	28,933,754

	Shares	Value
China (continued)
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	1,114,000	$5,240,021
Anhui Expressway Co., Ltd., Class H (Transportation Infrastructure)	60,000	50,071
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	400,000	1,814,959
♦Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	46,000	10,773,660
Bank of China, Ltd., Class H (Banks)	3,177,000	1,561,489
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	122,500	727,519
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	2,600,000	2,013,350
Brilliance China Automotive Holdings, Ltd. (Automobiles)	760,000	2,033,061
China Cinda Asset Management Co., Ltd., Class H (Capital Markets)	4,593,000	1,681,330
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	3,292,000	2,207,911
♦China Construction Bank Corp., Class H (Banks)	12,369,100	11,398,852
China Everbright International, Ltd. (Commercial Services & Supplies)	1,650,000	2,356,886
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (b)	1,287,000	607,849
China Life Insurance Co., Ltd., Class H (Insurance)	1,514,000	4,757,380
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)(e)	260,000	0
China Merchants Bank Co., Ltd., Class H (Banks)	950,000	3,781,591
China Mobile, Ltd. (Wireless Telecommunication Services)	958,500	9,722,588
China National Building Material Co., Ltd., Class H (Construction Materials)	464,000	415,132
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	398,800	1,916,706
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	6,112,000	4,482,584
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	854,000	1,591,511
China Shenhua Energy Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	991,500	2,569,853
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	4,908,000	2,336,889
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	100,400	400,939

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail)	350,500	$354,858
Chlitina Holding, Ltd. (Personal Products)	186,000	940,672
Chongqing Rural Commercial Bank Co., Ltd., Class H (Banks)	1,327,000	937,563
Consun Pharmaceutical Group, Ltd. (Pharmaceuticals)	189,000	171,272
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	1,100,000	2,097,826
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,400,000	2,827,649
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	1,758,000	2,128,632
ENN Energy Holdings, Ltd. (Gas Utilities)	326,000	2,326,232
Fosun International, Ltd. (Industrial Conglomerates)	51,000	113,060
Geely Automobile Holdings, Ltd. (Automobiles)	1,656,000	5,744,075
Guangzhou Automobile Group Co., Ltd., Class H (Automobiles)	850,000	2,014,886
Haitian International Holdings, Ltd. (Machinery)	436,000	1,311,429
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	5,000	29,945
Hisense Kelon Electrical Holdings Co., Ltd., Class H (Household Durables)	487,000	575,336
♦Industrial & Commercial Bank of China, Ltd., Class H (Banks)	13,509,000	10,875,879
Jiangxi Copper Co., Ltd., Class H (Metals & Mining)	1,023,000	1,623,633
Minth Group, Ltd. (Auto Components)	300,000	1,810,479
MMG, Ltd. (Metals & Mining) (a)	5,000,000	2,483,089
Momo, Inc., Sponsored ADR (Internet Software & Services) (a)	10,000	244,800
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	3,500,000	2,441,491
PICC Property & Casualty Co., Ltd., Class H (Insurance)	894,000	1,718,692
♦Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	943,000	9,818,831
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H (Pharmaceuticals)	480,000	3,081,078
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	186,000	533,275
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,824,000	656,027
Silergy Corp. (Semiconductors & Semiconductor Equipment)	120,000	2,742,074
Sinotruk Hong Kong, Ltd. (Machinery)	659,000	742,264

	Shares	Value
China (continued)
Springland International Holdings, Ltd. (Food & Staples Retailing)	240,000	$58,673
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	218,000	2,787,485
TAL Education Group, ADR (Diversified Consumer Services)	96,000	2,852,160
♦Tencent Holdings, Ltd. (Internet Software & Services)	717,800	37,300,959
Weibo Corp., Sponsored ADR (Internet Software & Services) (a)	26,000	2,689,960
Weichai Power Co., Ltd., Class H (Machinery)	1,877,000	2,056,499
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	205,000	116,500
Xingda International Holdings, Ltd. (Auto Components)	154,000	54,600
YY, Inc., ADR (Internet Software & Services) (a)	21,000	2,374,260
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	438,500	1,001,279
ZTE Corp., Class H (Communications Equipment) (a)	820,000	3,080,438

		226,553,549

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	799,862	592,304

Egypt 0.0%‡
Telecom Egypt Co. (Diversified Telecommunication Services)	273,902	209,509

Greece 0.4%
FF Group (Specialty Retail) (a)	35,611	811,829
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	38,888	876,270
Mytilineos Holdings S.A. (Industrial Conglomerates) (a)	82,181	901,248

		2,589,347

Hong Kong 1.2%
China Gas Holdings, Ltd. (Gas Utilities)	780,000	2,156,447
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(c)(d)(e)	75,000	0
Haier Electronics Group Co., Ltd. (Household Durables) (a)	680,000	1,862,573
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	850,000	1,362,115
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	1,250,000	2,719,878
SSY Group, Ltd. (Pharmaceuticals)	482,000	296,744
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	38,500	49,968

		8,447,725

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
India 9.2%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	430,000	$2,739,900
Bajaj Finance, Ltd. (Consumer Finance)	75,000	2,068,074
Balrampur Chini Mills, Ltd. (Food Products)	405,831	845,647
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	270,000	2,189,103
DCM Shriram, Ltd. (Chemicals)	16,374	143,403
Deepak Fertilisers & Petrochemicals Corp., Ltd. (Chemicals)	13,145	87,692
Eicher Motors, Ltd. (Machinery)	4,200	1,997,167
GAIL India, Ltd. (Gas Utilities)	86,680	680,240
Grasim Industries, Ltd. (Construction Materials)	20,328	371,081
Hindalco Industries, Ltd. (Metals & Mining)	614,816	2,640,740
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	344,510	2,261,560
Hindustan Unilever, Ltd. (Household Products)	136,616	2,915,752
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	19,217	514,992
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	232,489	4,345,453
Indian Bank (Banks)	157,628	931,778
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	352,099	2,145,610
InterGlobe Aviation, Ltd. (Airlines) (b)	25,148	473,981
Larsen & Toubro, Ltd. (Construction & Engineering)	110,000	2,173,891
Motherson Sumi Systems, Ltd. (Auto Components)	460,000	2,735,028
Natco Pharma, Ltd. (Pharmaceuticals)	3,692	55,703
NIIT Technologies, Ltd. (Software)	24,094	243,856
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	559,996	1,711,288
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	650,000	2,588,696
Piramal Enterprises, Ltd. (Pharmaceuticals)	11,135	499,638
Power Finance Corp., Ltd. (Diversified Financial Services)	1,138,057	2,166,369
Power Grid Corp. of India, Ltd. (Electric Utilities)	100,000	313,736
Rain Industries, Ltd. (Chemicals)	58,841	340,956
Redington India, Ltd. (Electronic Equipment, Instruments & Components)	54,137	148,304
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	391,066	5,637,379
Rural Electrification Corp., Ltd. (Diversified Financial Services)	389,903	952,346
Shree Cement, Ltd. (Construction Materials)	8,000	2,266,108
SpiceJet, Ltd. (Airlines) (a)	242,675	556,049
Tata Consultancy Services, Ltd. (IT Services)	2,262	95,686

	Shares	Value
India (continued)
Tata Motors, Ltd. (Automobiles) (a)	366,366	$2,475,062
Tata Motors, Ltd., Class A (Automobiles) (a)	260,437	994,783
Tech Mahindra, Ltd. (IT Services)	214,291	1,691,767
Vakrangee, Ltd. (IT Services) (a)(e)	182,552	1,198,375
Vakrangee, Ltd. (IT Services)	182,552	1,198,375
Vedanta, Ltd. (Metals & Mining)	1,003,875	5,198,870
Yes Bank, Ltd. (Banks)	450,000	2,221,535

		64,815,973

Indonesia 1.7%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	1,423,600	195,165
PT Bank Negara Indonesia Persero Tbk (Banks)	2,220,500	1,620,265
PT Bank Rakyat Indonesia Persero Tbk (Banks)	14,500,000	3,890,179
PT Gudang Garam Tbk (Tobacco)	69,200	427,416
PT Indo Tambangraya Megah Tbk (Oil, Gas & Consumable Fuels)	650,500	992,471
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	5,300,000	1,734,439
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	1,210,000	3,157,103
PT Waskita Karya Persero Tbk (Construction & Engineering)	931,900	151,796

		12,168,834

Malaysia 1.0%
AirAsia BHD (Airlines)	2,643,500	2,188,220
CIMB Group Holdings BHD (Banks)	1,300,000	2,100,815
My EG Services BHD (IT Services)	4,500,000	2,479,614
PPB Group BHD (Food Products)	42,500	181,048

		6,949,697

Mexico 2.3%
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	6,435,800	5,544,689
Cemex S.A.B. de C.V. (Construction Materials) (a)	2,300,000	1,720,687
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	56,800	84,034
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	625,700	3,434,548
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	480,000	1,585,068
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	302,000	492,415
Unifin Financiera SAPI de C.V. SOFOM ENR (Consumer Finance)	540,000	1,839,502
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	714,800	1,752,964

		16,453,907

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Peru 0.3%
Credicorp, Ltd. (Banks)	11,400	$2,364,702

Philippines 0.9%
Ayala Land, Inc. (Real Estate Management & Development)	3,264,000	2,916,154
DMCI Holdings, Inc. (Industrial Conglomerates)	434,500	125,336
International Container Terminal Services, Inc. (Transportation Infrastructure)	880,000	1,859,776
SM Prime Holdings, Inc. (Real Estate Management & Development)	1,666,700	1,252,028

		6,153,294

Poland 1.8%
CCC S.A. (Textiles, Apparel & Luxury Goods)	24,000	1,964,981
CD Projekt S.A. (Software)	38,000	1,058,906
Enea S.A. (Electric Utilities)	133,837	442,157
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels)	113,708	1,884,817
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	828,029	1,496,230
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	352,084	4,264,313
Tauron Polska Energia S.A. (Electric Utilities) (a)	1,781,240	1,560,718

		12,672,122

Republic of Korea 14.9%
BGF retail Co., Ltd. (Food & Staples Retailing) (a)	4,883	957,853
Cosmax, Inc. (Personal Products)	16,000	1,748,634
Daelim Industrial Co., Ltd. (Construction & Engineering) (a)	25,606	1,970,888
Daishin Securities Co., Ltd. (Capital Markets) (a)	23,873	321,116
DGB Financial Group, Inc. (Banks) (a)	126,092	1,242,605
Dongwon Industries Co., Ltd. (Food Products)	736	230,999
Hana Financial Group, Inc. (Banks)	63,927	2,973,765
Hanwha Chemical Corp. (Chemicals)	79,368	2,342,748
Hanwha Corp. (Industrial Conglomerates) (a)	50,464	1,956,243
Hotel Shilla Co., Ltd. (Specialty Retail)	27,000	2,141,236
Hyundai Development Co.-Engineering & Construction (Construction & Engineering) (a)	24,997	900,130
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance) (a)	42,889	1,882,942
Hyundai Motor Co. (Automobiles)	9,000	1,311,475
InBody Co., Ltd. (Health Care Equipment & Supplies)	65,000	2,434,730
Industrial Bank of Korea (Banks)	153,024	2,351,357
Kakao Corp. (Internet Software & Services)	6,500	831,815

	Shares	Value
Republic of Korea (continued)
KB Financial Group, Inc. (Banks)	118,212	$7,000,739
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	33,000	2,543,085

Kolmar Bnh Co., Ltd. (Personal Products) (a)	7,568	230,105
Korea Investment Holdings Co., Ltd. (Capital Markets)	35,000	2,255,850
Korea Zinc Co., Ltd. (Metals & Mining)	5,700	2,624,912
LF Corp. (Textiles, Apparel & Luxury Goods) (a)	8,032	234,834
LG Corp. (Industrial Conglomerates) (a)	27,721	2,356,369
LG Electronics, Inc. (Household Durables) (a)	28,602	2,832,013
LG Household & Health Care, Ltd. (Personal Products)	1,600	1,777,031
LG Innotek Co., Ltd. (Electronic Equipment, Instruments & Components)	9,500	1,277,848
Lotte Chemical Corp. (Chemicals) (a)	1,163	399,780
Meritz Fire & Marine Insurance Co., Ltd. (Insurance) (a)	9,376	205,816
NAVER Corp. (Internet Software & Services)	2,200	1,787,866
NCSoft Corp. (Software)	6,000	2,508,057
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	41,000	2,263,416
POSCO (Metals & Mining)	6,400	1,987,763
S-Oil Corp. (Oil, Gas & Consumable Fuels)	25,032	2,735,738
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(b)	7,600	2,633,786
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	12,536	29,836,746
Shinhan Financial Group Co., Ltd. (Banks)	1,110	51,220
SK hynix, Inc. (Semiconductors & Semiconductor Equipment)	108,680	7,766,120
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	10,482	2,002,306
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	9,032	2,252,622

		105,162,558

Russia 1.8%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	225,000	992,250
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	18,253	177,784
Tatneft PJSC (Oil, Gas & Consumable Fuels) (a)	380,000	3,123,089
United Co. Rusal PLC (Metals & Mining)	4,200,000	2,945,916
X5 Retail Group N.V., Registered, GDR (Food & Staples Retailing) (a)	56,000	2,115,120
Yandex N.V., Class A (Internet Software & Services) (a)	106,000	3,471,500

		12,825,659

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Singapore 0.1%
IGG, Inc. (Software)	955,000	$1,031,659

South Africa 5.0%
African Rainbow Minerals, Ltd. (Metals & Mining)	109,241	1,185,251
Assore, Ltd. (Metals & Mining)	25,285	735,712
Astral Foods, Ltd. (Food Products)	52,536	1,137,555
Capitec Bank Holdings, Ltd. (Banks)	35,000	3,105,969
Discovery, Ltd. (Insurance)	100,000	1,503,334
EOH Holdings, Ltd. (IT Services)	64,973	354,155
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	195,492	2,567,585
Investec, Ltd. (Capital Markets)	255,025	1,849,331
Liberty Holdings, Ltd. (Insurance)	54,619	549,302
MTN Group, Ltd. (Wireless Telecommunication Services)	56,928	628,520
♦Naspers, Ltd., Class N (Media)	65,059	18,146,584
Sasol, Ltd. (Chemicals)	42,332	1,465,000
Standard Bank Group, Ltd. (Banks)	118,194	1,869,132

		35,097,430

Taiwan 11.5%
Accton Technology Corp. (Communications Equipment)	700,000	2,493,405
Airtac International Group (Machinery)	146,000	2,624,796
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	90,000	2,171,480
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	3,916,000	1,631,749
Cathay Financial Holding Co., Ltd. (Insurance)	86,000	154,611
China General Plastics Corp. (Chemicals)	101,430	110,433
China Life Insurance Co., Ltd. (Insurance)	2,212,000	2,226,235
China Synthetic Rubber Corp. (Chemicals)	641,000	944,532
Compeq Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	381,000	491,638
Coretronic Corp. (Electronic Equipment, Instruments & Components)	173,000	198,239
CTBC Financial Holding Co., Ltd. (Banks)	4,073,000	2,805,803
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	292,000	470,992
E.Sun Financial Holding Co., Ltd. (Banks)	5,200,503	3,302,905
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	140,000	2,117,042
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	263,462	448,864
General Interface Solution Holding, Ltd. (Electronic Equipment, Instruments & Components)	252,000	1,685,166
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	314,000	4,194,264
Grand Pacific Petrochemical (Chemicals)	1,046,000	1,105,456

	Shares	Value
Taiwan (continued)
Great Wall Enterprise Co., Ltd. (Food Products)	44,000	$49,606
HannStar Display Corp. (Electronic Equipment, Instruments & Components)	2,996,000	1,000,731

Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	867,115	2,773,975
HTC Corp. (Technology Hardware, Storage & Peripherals) (a)	400,000	982,576
ITEQ Corp. (Electronic Equipment, Instruments & Components)	26,000	57,053
King’s Town Bank Co., Ltd. (Banks)	51,000	63,839
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	7,500	1,013,156
Lien Hwa Industrial Corp. (Food Products)	902,850	1,110,416
Merry Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	325,000	2,124,183
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	703,000	1,800,111
Nien Made Enterprise Co., Ltd. (Household Durables)	100,000	1,068,602
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	403,000	957,444
Shin Kong Financial Holding Co., Ltd. (Insurance)	6,080,000	2,145,269
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	3,069,000	23,668,381
Taiwan Union Technology Corp. (Electronic Equipment, Instruments & Components)	264,000	743,425
Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	123,000	384,394
Uni-President Enterprises Corp. (Food Products)	1,204,000	2,670,296
Walsin Lihwa Corp. (Electrical Equipment)	449,000	265,551
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	230,000	2,187,274
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,690,502	2,120,143
Yageo Corp. (Electronic Equipment, Instruments & Components)	210,683	2,499,155
Yuanta Financial Holding Co., Ltd. (Capital Markets)	4,925,000	2,283,885
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	103,000	226,708

		81,373,783

Thailand 1.4%
CP ALL PCL, NVDR (Food & Staples Retailing)	1,250,000	2,953,360

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Thailand (continued)
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	20,300	$134,544
Kasikornbank PCL, NVDR (Banks)	260,000	1,850,875

Krung Thai Bank PCL, NVDR (Banks)	1,204,700	709,734
PTT Global Chemical PCL, NVDR (Chemicals)	234,800	612,396
Srisawad Corp. PCL, NVDR (Consumer Finance)	1,280,260	2,563,270
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	333,600	1,059,454

		9,883,633

Turkey 1.9%
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	340,570	900,280
Ford Otomotiv Sanayi A.S. (Automobiles)	51,076	811,853
KOC Holding A.S. (Industrial Conglomerates)	460,000	2,242,659
Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care Providers & Services)	53,752	51,051
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	373,406	2,212,557
Tekfen Holding A.S. (Construction & Engineering)	239,352	1,073,469
Tupras Turkiye Petrol Rafinerileri A.S. (Oil, Gas & Consumable Fuels)	29,074	931,933
Turk Hava Yollari AO (Airlines) (a)	748,810	3,099,546
Turkiye Garanti Bankasi A.S. (Banks)	825,160	2,333,654

		13,657,002

United Arab Emirates 0.4%
NMC Health PLC (Health Care Providers & Services)	82,000	3,194,052

Total Common Stocks (Cost $541,856,556)		658,835,200

Exchange-Traded Funds 1.2%
United States 1.2%
iShares MSCI Emerging Markets ETF	1,818	85,664
iShares MSCI Russia ETF	147,557	4,946,111
VanEck Vectors Russia ETF	151,800	3,219,678

		8,251,453

Total Exchange-Traded Funds (Cost $8,042,173)		8,251,453

Preferred Stocks 5.0%
Brazil 2.7%
Banco Bradesco S.A. 3.47% (Banks)	18,190	185,623
Banco do Estado do Rio Grande do Sul S.A. 6.84% Class B (Banks)	117,200	526,448

	Shares	Value
Brazil (continued)
Cia Paranaense de Energia 12.70% Class B (Electric Utilities)	175,900	$1,323,055
♦Itau Unibanco Holding S.A. 3.27% (Banks)	788,830	10,125,827
Itausa—Investimentos Itau S.A. 4.09% (Banks)	818,100	2,668,548

Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	715,000	3,470,351
Telefonica Brasil S.A. 5.31% (Diversified Telecommunication Services)	62,000	908,758

		19,208,610

Republic of Korea 2.3%
Hyundai Motor Co. 3.94% (Automobiles)	12,138	1,156,486
Hyundai Motor Co. 4.34% (Automobiles)	20,358	1,781,836
LG Chem, Ltd. 1.96% (Chemicals)	22,852	5,315,163
LG Household & Health Care, Ltd. 1.09% (Personal Products)	537	350,125
Samsung Electronics Co., Ltd. 1.37% (Technology Hardware, Storage & Peripherals)	3,923	7,658,745

		16,262,355

Total Preferred Stocks (Cost $31,866,006)		35,470,965

	Principal Amount
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $4,060,809 (Collateralized by United States Treasury Inflation Index Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $4,125,000 and a Market Value of $4,146,409)	$4,060,565	4,060,565

Total Short-Term Investment (Cost $4,060,565)		4,060,565

Total Investments (Cost $585,825,300)	100.0%	706,618,183
Other Assets, Less Liabilities	(0.0)‡	(167,140)
Net Assets	100.0%	$706,451,043

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $0, which represented 0.0% of the Portfolio’s net assets. (Unaudited)

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $1,198,375, which represented 0.2% of the Portfolio’s net assets.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$657,636,825	$1,198,375	$0	$658,835,200
Exchange-Traded Funds	8,251,453	—	—	8,251,453
Preferred Stocks	35,470,965	—	—	35,470,965
Short-Term Investment
Repurchase Agreement	—	4,060,565	—	4,060,565

Total Investments in Securities	$701,359,243	$5,258,940	$0	$706,618,183

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $0 and $0 are held in China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $222,013,858 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$6,317,796	0.9%
Auto Components	4,712,344	0.7
Automobiles	20,452,149	2.9
Banks	96,466,836	13.7
Capital Markets	21,311,379	3.0
Chemicals	14,886,139	2.1
Commercial Services & Supplies	2,356,886	0.3
Communications Equipment	5,573,843	0.8
Construction & Engineering	6,270,174	0.9
Construction Materials	10,013,029	1.4
Consumer Finance	6,470,846	0.9
Diversified Consumer Services	3,842,568	0.5
Diversified Financial Services	3,641,549	0.5
Diversified Telecommunication Services	7,397,506	1.0
Electric Utilities	5,519,847	0.8
Electrical Equipment	265,551	0.0	‡
Electronic Equipment, Instruments & Components	22,488,142	3.2
Equity Real Estate Investment Trusts	84,034	0.0	‡
Food & Staples Retailing	7,837,970	1.1
Food Products	8,486,363	1.2
Gas Utilities	5,162,919	0.7
Health Care Equipment & Supplies	4,698,146	0.7
Health Care Providers & Services	3,245,103	0.5
Household Durables	6,338,524	0.9
Household Products	2,915,752	0.4
Independent Power & Renewable Electricity Producers	1,726,055	0.2
Industrial Conglomerates	8,955,709	1.3
Insurance	31,942,996	4.5

	Value	Percent †
Internet Software & Services	$91,199,804	12.9
IT Services	7,017,972	1.0
Life Sciences Tools & Services	2,633,786	0.4
Machinery	8,732,155	1.2
Media	18,146,584	2.6
Metals & Mining	33,078,670	4.7
Multiline Retail	2,460,794	0.3
Oil, Gas & Consumable Fuels	52,347,689	7.4
Paper & Forest Products	2,969,088	0.4
Personal Products	5,046,567	0.7
Pharmaceuticals	8,209,979	1.2
Real Estate Management & Development	9,386,825	1.3
Road & Rail	2,737,029	0.4
Semiconductors & Semiconductor Equipment	50,150,376	7.1
Software	4,842,478	0.7
Specialty Retail	6,680,236	0.9
Technology Hardware, Storage & Peripherals	40,595,109	5.7
Textiles, Apparel & Luxury Goods	4,664,125	0.7
Thrifts & Mortgage Finance	4,860,445	0.7
Tobacco	427,416	0.1
Transportation Infrastructure	8,875,023	1.3
Water Utilities	2,013,350	0.3
Wireless Telecommunication Services	20,162,528	2.9

	706,618,183	100.0
Other Assets, Less Liabilities	(167,140)	0.0	‡

Net Assets	$706,451,043	100.0%

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017 (a)
Common Stocks
China	$121,197	$—	$75,634	$107,189	$—	$(304,020)	$—	$—	$0	$—
Hong Kong	—	—	—	—	—	—	—	—	0	—
South Africa	22	—	—	75,062	—	(75,084)	—	—	—	—

Total	$121,219	$—	$75,634	$182,251	$—	$(379,104)	$—	$—	$0	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $585,825,300)	$706,618,183
Cash denominated in foreign currencies (identified cost $2,347,002)	2,344,206
Receivables:
Investment securities sold	2,611,941
Dividends and interest	410,460
Fund shares sold	34,160

Total assets	712,018,950

Liabilities
Due to custodian	2,351
Payables:
Fund shares redeemed	1,703,045
Investment securities purchased	1,554,517
Foreign capital gains tax (See Note 2(C))	1,435,075
Manager (See Note 3)	610,961
Custodian	108,693
Professional fees	67,022
NYLIFE Distributors (See Note 3)	43,655
Shareholder communication	40,249

Trustees	828

Accrued expenses	1,511

Total liabilities	5,567,907

Net assets	$706,451,043

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$69,150
Additional paid-in capital	644,602,146

644,671,296
Undistributed net investment income	5,835,867
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions (a)	(63,422,903)
Net unrealized appreciation (depreciation) on investments (b)	119,359,789
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	6,994

Net assets	$706,451,043

Initial Class
Net assets applicable to outstanding shares	$497,860,561

Shares of beneficial interest outstanding	48,703,865

Net asset value per share outstanding	$10.22

Service Class
Net assets applicable to outstanding shares	$208,590,482

Shares of beneficial interest outstanding	20,445,861

Net asset value per share outstanding	$10.20

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(1,433,094).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$12,495,233
Interest	7,334

Total income	12,502,567

Expenses
Manager (See Note 3)	6,071,283
Custodian	686,492
Distribution/Service—Service Class (See Note 3)	480,477
Professional fees	155,355
Shareholder communication	101,854
Trustees	13,014
Broker fees and charges on short sales	2,273
Miscellaneous	39,601

Total expenses	7,550,349

Net investment income (loss)	4,952,218

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	85,869,478
Investments sold short	12,198
Futures transactions	710,183
Swap transactions	1,897,894
Foreign currency transactions	(549,671)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	87,940,082

Net change in unrealized appreciation (depreciation) on:
Investments (c)	104,475,943
Swap contracts	(3,619,529)
Translation of other assets and liabilities in foreign currencies	9,249

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	100,865,663

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	188,805,745

Net increase (decrease) in net assets resulting from operations	$193,757,963

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,606,249.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $733,280.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(1,061,205).

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,952,218	$3,233,480
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	87,940,082	(29,230,911)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	100,865,663	50,466,104

Net increase (decrease) in net assets resulting from operations	193,757,963	24,468,673

Dividends to shareholders:
From net investment income:
Initial Class	(4,838,042)	(1,097,408)
Service Class	(1,869,283)	(248,796)

Total dividends to shareholders	(6,707,325)	(1,346,204)

Capital share transactions:
Net proceeds from sale of shares	203,909,937	77,449,786
Net asset value of shares issued to shareholders in reinvestment of dividends	6,707,325	1,346,204
Cost of shares redeemed	(104,586,964)	(56,570,031)

Increase (decrease) in net assets derived from capital share transactions	106,030,298	22,225,959

Net increase (decrease) in net assets	293,080,936	45,348,428

Net Assets
Beginning of year	413,370,107	368,021,679

End of year	$706,451,043	$413,370,107

Undistributed net investment income at end of year	$5,835,867	$2,213,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016		2015		2014		2013
Net asset value at beginning of year	$7.22		$6.83		$8.27		$9.50		$10.12

Net investment income (loss) (a)	0.09		0.06		0.06		0.14	(b)	0.11
Net realized and unrealized gain (loss) on investments	3.03		0.37		(1.38)		(1.26)		(0.66)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.02)		(0.01)		(0.00)‡

Total from investment operations	3.11		0.42		(1.34)		(1.13)		(0.55)

Less dividends:
From net investment income	(0.11)		(0.03)		(0.10)		(0.10)		(0.07)

Net asset value at end of year	$10.22		$7.22		$6.83		$8.27		$9.50

Total investment return (c)	43.12%		6.23%		(16.20%)		(11.97%)		(5.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%		0.91	%(d)	0.77%		1.52	% (b)	1.17%
Net expenses (excluding short sale expenses)	1.24%		1.29	%(e)	1.40%		1.37%		1.34%
Expenses (including short sales expenses)	1.24%		1.29%		1.40%		1.37%		1.34%
Short sale expenses	0.00	%(f)	0.00	%(f)	0.00	% (f)	—		—
Portfolio turnover rate	149%		123%		207%		65%		68%
Net assets at end of year (in 000’s)	$497,861		$257,593		$204,138		$165,049		$132,661

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.37%.
(f)	Less than 0.01%.

	Year ended December 31,
Service Class	2017		2016		2015		2014		2013
Net asset value at beginning of year	$7.21		$6.82		$8.25		$9.47		$10.10

Net investment income (loss) (a)	0.07		0.05		0.04		0.12	(b)	0.08
Net realized and unrealized gain (loss) on investments	3.02		0.36		(1.37)		(1.25)		(0.66)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.02)		(0.01)		(0.00)‡

Total from investment operations	3.08		0.40		(1.35)		(1.14)		(0.58)

Less dividends:
From net investment income	(0.09)		(0.01)		(0.08)		(0.08)		(0.05)

Net asset value at end of year	$10.20		$7.21		$6.82		$8.25		$9.47

Total investment return (c)	42.77%		5.96%		(16.42%)		(12.19%)		(5.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%		0.69	%(d)	0.52%		1.29	% (b)	0.86%
Net expenses (excluding short sales expenses)	1.49%		1.55	%(e)	1.65%		1.62%		1.59%
Expenses (including short sales expenses)	1.49%		1.55%		1.65%		1.62%		1.59%
Short sale expenses	0.00	%(f)	0.00	%(f)	0.00	% (f)	—		—
Portfolio turnover rate	149%		123%		207%		65%		68%
Net assets at end of year (in 000’s)	$208,590		$155,777		$163,884		$205,319		$230,943

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.62%.
(f)	Less than 0.01%.

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

23

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

24	MainStay VP Emerging Markets Equity Portfolio

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

25

Notes to Financial Statements (continued)

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, the Portfolio did not have any open futures contracts.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional

26	MainStay VP Emerging Markets Equity Portfolio

amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors does not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of December 31, 2017, the Portfolio did not hold any total return swap contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

27

Notes to Financial Statements (continued)

(O)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$710,183	$710,183
Swap Contracts	Net realized gain (loss) on swap transactions	1,897,894	1,897,894

Total Realized Gain (Loss)		$2,608,077	$2,608,077

Change in Unrealized Appreciation (Depreciation)

		Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(3,619,529)	$(3,619,529)

Total Change in Unrealized Appreciation (Depreciation)		$(3,619,529)	$(3,619,529)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long (a)	$5,286,630	$5,286,630
Futures Contracts Short (b)	$(3,965,010)	$(3,965,010)
Swap Contracts Long (c)	$56,530,622	$56,530,622
Swap Contracts Short (c)	$(56,490,625)	$(56,490,625)

(a)	Positions were open two months during the reporting period.

(b)	Positions were open one month during the reporting period.

(c)	Positions were open three months during the reporting period.

28	MainStay VP Emerging Markets Equity Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows effective May 1, 2017: 1.05% up to $1 billion and 1.025% in excess of $1 billion. Prior to May 1, 2017, the Fund, on behalf of the Portfolio, paid New York Life Investments at the annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $1 billion; and 1.09% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 1.06%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $6,071,283.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$589,730,652	$123,933,345	$(7,045,814)	$116,887,531

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,050,710	$(61,669,331)	$(63,063)	$115,461,431	$61,779,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,377,402	$(5,377,402)	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), swaps and PFIC adjustments.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $61,669,331, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$35,162	$26,508

The Portfolio utilized $80,977,411 of capital loss carryforwards during the year ended December 31, 2017.

29

Notes to Financial Statements (continued)

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,707,325	$—	$1,346,204	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $944,103 and $839,746, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	18,979,115	$172,755,928
Shares issued to shareholders in reinvestment of dividends and distributions	491,089	4,838,042
Shares redeemed	(6,435,946)	(60,182,153)

Net increase (decrease)	13,034,258	$117,411,817

Year ended December 31, 2016:
Shares sold	9,083,670	$64,487,491
Shares issued to shareholders in reinvestment of dividends and distributions	139,940	1,097,408
Shares redeemed	(3,455,425)	(25,436,461)

Net increase (decrease)	5,768,185	$40,148,438

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,553,101	$31,154,009
Shares issued to shareholders in reinvestment of dividends and distributions	190,004	1,869,283
Shares redeemed	(4,899,048)	(44,404,811)

Net increase (decrease)	(1,155,943)	$(11,381,519)

Year ended December 31, 2016:
Shares sold	1,847,412	$12,962,295
Shares issued to shareholders in reinvestment of dividends and distributions	31,753	248,796
Shares redeemed	(4,323,334)	(31,133,570)

Net increase (decrease)	(2,444,169)	$(17,922,479)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following.

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of a portion of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the management fees paid to New York Life Investments by

30	MainStay VP Emerging Markets Equity Portfolio

the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

32	MainStay VP Emerging Markets Equity Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Candriam Belgium S.A. (“Candriam”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, Candriam and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Candriam and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including Candriam and MacKay Shields as subadvisors to the Portfolio, together with responses from New York Life Investments, Candriam and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, Candriam and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Candriam and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments, Candriam and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Candriam and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Candriam and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Candriam and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

part, on the Board’s knowledge of New York Life Investments, Candriam and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Candriam and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Candriam and MacKay Shields and continuous analysis of, and interactions with, Candriam and MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as Candriam’s and MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Candriam and MacKay Shields provide to the Portfolio. The Board evaluated Candriam’s and MacKay Shields’ experience in serving as subadvisors to the Portfolio and managing other portfolios and Candriam’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam and MacKay Shields, and Candriam’s and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’, Candriam’s and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Candriam and MacKay Shields. The Board reviewed Candriam’s and MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Candriam’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board

34	MainStay VP Emerging Markets Equity Portfolio

considered any specific actions that New York Life Investments, Candriam or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board noted that the Portfolio’s investment performance had improved relative to the Portfolio’s benchmark index and peer funds over recent time periods and considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to the Portfolio’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, Candriam and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Candriam and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Candriam and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including Candriam and MacKay Shields, due to their relationships with the Portfolio. Because Candriam and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, Candriam and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Candriam and MacKay Shields and profits realized by New York Life Investments and its affiliates, including Candriam and MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, Candriam and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Candriam and MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Candriam and MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam and MacKay Shields, due to their relationships with the Portfolio were not excessive.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Candriam and MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Candriam and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments had proposed a reduction in the management fee for the Portfolio, effective May 1, 2018. The Board further noted that New York Life Investments had also proposed, and the Board had approved, reductions in the management fee for the Portfolio, effective May 1, 2017 and November 15, 2017.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

36	MainStay VP Emerging Markets Equity Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay VP Emerging Markets Equity Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

39

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay VP Emerging Markets Equity Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761323	MSVPEME11-02/18 (NYLIAC) NI516

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	22.83%	12.43%	10.48%	0.86%
Service Class Shares	2/17/2012	22.53	12.15	10.21	1.11

Benchmark Performance	One Year	Five Years	Since Inception
Russell 2000® Growth Index[3]	22.17%	15.21%	13.13%
Morningstar Small Growth Category Average[4]	21.50	13.96	11.66

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,105.50	$4.51	$1,020.90	$4.33	0.85%

Service Class Shares	$1,000.00	$1,104.10	$5.83	$1,019.70	$5.60	1.10%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Biotechnology	11.6%
Software	10.5
Electronic Equipment, Instruments & Components	7.7
Machinery	5.0
Specialty Retail	4.2
Chemicals	3.7
Health Care Technology	3.5
Hotels, Restaurants & Leisure	3.5
Commercial Services & Supplies	3.3
Banks	3.2
Building Products	2.8
Health Care Equipment & Supplies	2.8
Oil, Gas & Consumable Fuels	2.6
Pharmaceuticals	2.4
Semiconductors & Semiconductor Equipment	2.1
Internet Software & Services	2.0
Aerospace & Defense	1.9
Health Care Providers & Services	1.9
Internet & Direct Marketing Retail	1.7
Household Durables	1.6
Insurance	1.6
Construction Materials	1.5

Life Sciences Tools & Services	1.5%
Food Products	1.4
Equity Real Estate Investment Trusts	1.3
IT Services	1.3
Auto Components	1.2
Distributors	1.2
Road & Rail	1.2
Airlines	1.1
Consumer Finance	1.1
Multiline Retail	1.1
Food & Staples Retailing	0.9
Textiles, Apparel & Luxury Goods	0.9
Communications Equipment	0.8
Diversified Consumer Services	0.8
Electrical Equipment	0.8
Professional Services	0.8
Capital Markets	0.6
Thrifts & Mortgage Finance	0.6
Short-Term Investments	0.3
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Quaker Chemical Corp.

2.	Coherent, Inc.

3.	RSP Permian, Inc.

4.	Nutrisystem, Inc.

5.	IPG Photonics Corp.
6.	Universal Electronics, Inc.

7.	Synovus Financial Corp.

8.	John Bean Technologies Corp.

9.	Planet Fitness, Inc., Class A

10.	PRA Health Sciences, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Eagle Small Cap Growth Portfolio returned 22.83% for Initial Class shares and 22.53% for Service Class shares. Over the same period, both share classes outperformed the 22.17% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index, and the 21.50% return of the Morningstar Small Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Information technology was the strongest positive contributor to the Portfolio’s performance relative to the Russell 2000® Growth Index, as holdings in that sector posted strong absolute and relative returns. (Contributions take weightings and total returns into account.) Solid performance in the energy and consumer discretionary sectors also helped the Portfolio’s relative performance. The Portfolio’s health care holdings posted strong absolute performance during 2017, but they were outpaced by their benchmark counterparts and detracted from the Portfolio’s relative performance. To a lesser extent, soft relative returns in the financials sector also weighed on the Portfolio’s relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the most substantially positive contributions to the Portfolio’s performance relative to the Russell 2000® Growth Index were information technology, energy and consumer discretionary. In the information technology sector, strong stock selection and a modestly overweight sector position helped relative performance. In the energy sector, positive stock selection and a modestly overweight position contributed positively to the Portfolio’s relative performance. In the consumer discretionary sector, positive stock selection boosted the Portfolio’s relative returns. During the reporting period, the Portfolio underperformed the Russell 2000® Growth Index in the health care, financials and real estate sectors, primarily because of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance during 2017 were electronic equipment, instruments & components companies Coherent and

IPG Photonics and biotechnology company Exact Sciences. Coherent continued to benefit from strong orders for its Smartbeam product used in the fabrication of organic light-emitting diode (OLED) displays, which have increasingly been used in smartphones. IPG Photonics, which makes lasers used in research markets, benefited from the solid competitive positioning of its high-power lasers and from cost advantages generated through efficient vertical integration. Exact Sciences, which designs and develops molecular diagnostic tests used in cancer screenings, performed well as the company continued to benefit from substantially increased insurance coverage (e.g., United Healthcare and Aetna) for its Cologuard exam product.

The stocks that detracted the most from the Portfolio’s absolute performance were household durables company Universal Electronics, specialty retail company Genesco and semiconductor company Veeco Instruments. Universal Electronics, which makes remote controls for television sets, faced manufacturing issues because of an abundance of orders for its advanced remote-control product and related startup expenses. We believe that the company could see solid revenue growth and gradually improving margins as it works through those issues, and we continued to believe that the company’s longer-term prospects were intact. Shares of long-term holding Genesco—a footwear, apparel and accessories retailer—faced a difficult environment for mall-based retailers as Amazon.com continued to redevelop the landscape. Genesco continued to drive improved results in its e-commerce channel. We believe that this, along with sharp rent reductions, could help offset some of the difficulties facing the traditional brick-and-mortar channel. Veeco Instruments sells equipment used to produce light-emitting diode (LED) products as well as tools for semiconductor chips. Competitive pressures from Chinese LED equipment vendors plagued Veeco during the reporting period. Even so, we maintain a cautiously optimistic perspective on the company’s long-term upgrade cycle from general lighting to LED bulbs and from the company’s non-LED business.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in Trex, which manufactures wood-alternative decking, railing and fencing products. We believed that the company was well aligned with positive trends in the construction and home-improvement markets. We also believed that rebuilding activity following hurricanes around the Gulf of Mexico could add to the company’s upside potential. The Portfolio also initiated a position in secure transportation and cash-management services company Brinks. The company has enjoyed a diverse and balanced revenue stream that has supported solid positioning within the industry. Brinks has also focused on operational improvements that could lead to better margins.

1.	See footnote on page 5 for more information on the Russell 2000® Growth Index.
2.	See footnote on page 5 for more information on the Morningstar Small Growth Category Average.

8	MainStay VP Eagle Small Cap Growth Portfolio

The Portfolio exited its position in HMS Holdings, which provides coordination of benefits for state Medicaid agencies across the United States. The company reported weak quarterly results and tempered guidance, citing near-term contract delays and implementation issues in some of its business units. The Portfolio also sold its position in cancer-treatment specialist Clovis Oncology after the company reported positive Phase III clinical-trial data for an ovarian cancer-treatment candidate. Although the news boosted the stock, we didn’t believe that there were other near-term catalysts to justify keeping the position.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its weighting in the consumer discretionary sector from a neutral position relative to the Russell 2000® Growth Index to one that was modestly overweight. We also increased the Portfolio’s weighting in the health care sector, moving from an underweight position to a neutral position relative to the Index.

The Portfolio decreased its weighting in the information technology sector, moving from an overweight position relative to the Russell 2000® Growth Index to one that was slightly overweight. The Portfolio also reduced its position in the industrials sector, moving from a neutral position relative to the Russell 2000® Growth Index to a modestly underweight position over the course of 2017.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held modestly overweight positions relative to the Russell 2000® Growth Index in the consumer discretionary and energy sectors. In consumer discretionary, strong performance from several of the Portfolio’s holdings led to the modestly overweight posture. In energy, the annual Russell reconstitution in June 2017 reduced the weighting of the Russell 2000® Growth Index in the energy sector. This, in turn, contributed to the Portfolio’s modestly overweight position relative to the Index.

As of December 31, 2017, the Portfolio held underweight positions relative to the Russell 2000® Growth Index in the real estate and industrials sectors. In the real estate sector, the Federal Reserve’s anticipated pace of increases in the federal funds target rate could present headwinds for real estate companies, which influenced the Portfolio’s conservative positioning in the sector. In industrials, the sector’s weighting within the Russell 2000® Growth Index increased substantially as part of the annual Russell reconstitution, leading to the Portfolio’s modestly underweight posture.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 99.7%†
Aerospace & Defense 1.9%
Aerojet Rocketdyne Holdings, Inc. (a)	94,336	$2,943,283
Hexcel Corp.	77,118	4,769,748

		7,713,031

Airlines 1.1%
JetBlue Airways Corp. (a)	205,016	4,580,057

Auto Components 1.2%
Visteon Corp. (a)	36,804	4,605,653

Banks 3.2%
♦Synovus Financial Corp.	133,030	6,377,458
Texas Capital Bancshares, Inc. (a)	35,383	3,145,549
UMB Financial Corp.	48,587	3,494,377

		13,017,384

Biotechnology 11.6%
Acceleron Pharma, Inc. (a)	73,062	3,100,751
Aimmune Therapeutics, Inc. (a)	74,987	2,836,008
Akebia Therapeutics, Inc. (a)	107,819	1,603,268
Alder Biopharmaceuticals, Inc. (a)	96,822	1,108,612
Amicus Therapeutics, Inc. (a)	117,715	1,693,919
Atara Biotherapeutics, Inc. (a)	98,625	1,785,112
Avexis, Inc. (a)	20,376	2,255,012
Biohaven Pharmaceutical Holding Co., Ltd. (a)	75,590	2,039,418
Bluebird Bio, Inc. (a)	11,959	2,129,898
Edge Therapeutics, Inc. (a)	216,169	2,025,503
Exact Sciences Corp. (a)	100,946	5,303,703
FibroGen, Inc. (a)	39,984	1,895,242
Genomic Health, Inc. (a)	46,809	1,600,868
Ignyta, Inc. (a)	120,478	3,216,763
Ligand Pharmaceuticals, Inc. (a)	17,255	2,362,727
Progenics Pharmaceuticals, Inc. (a)	282,609	1,681,524
Puma Biotechnology, Inc. (a)	16,180	1,599,393
Sage Therapeutics, Inc. (a)	33,410	5,502,961
Sarepta Therapeutics, Inc. (a)	54,615	3,038,779

		46,779,461

Building Products 2.8%
Builders FirstSource, Inc. (a)	275,395	6,000,857
Trex Co., Inc. (a)	49,300	5,343,627

		11,344,484

Capital Markets 0.6%
Stifel Financial Corp.	37,200	2,215,632

Chemicals 3.7%
♦Quaker Chemical Corp.	81,038	12,219,720
Sensient Technologies Corp.	36,118	2,642,032

		14,861,752

	Shares	Value

Commercial Services & Supplies 3.3%
Brink’s Co.	23,846	$1,876,680
MSA Safety, Inc.	36,757	2,849,403
Ritchie Brothers Auctioneers, Inc.	78,413	2,346,901
Waste Connections, Inc.	85,389	6,057,496

		13,130,480

Communications Equipment 0.8%
Infinera Corp. (a)	212,677	1,346,245
Lumentum Holdings, Inc. (a)	41,482	2,028,470

		3,374,715

Construction Materials 1.5%
Summit Materials, Inc., Class A (a)	192,722	6,059,175

Consumer Finance 1.1%
Green Dot Corp., Class A (a)	70,922	4,273,760

Distributors 1.2%
Pool Corp.	37,107	4,810,923

Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc. (a)	34,665	3,258,510

Electrical Equipment 0.8%
Thermon Group Holdings, Inc. (a)	134,814	3,191,047

Electronic Equipment, Instruments & Components 7.7%
Cognex Corp.	90,382	5,527,763
♦Coherent, Inc. (a)	37,908	10,698,396
♦IPG Photonics Corp. (a)	31,393	6,722,183
Littelfuse, Inc.	16,104	3,185,693
Orbotech, Ltd. (a)	100,272	5,037,665

		31,171,700

Equity Real Estate Investment Trusts 1.3%
GEO Group, Inc.	89,674	2,116,306
Seritage Growth Properties, Class A	74,736	3,023,819

		5,140,125

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	33,404	3,739,244

Food Products 1.4%
Snyder’s-Lance, Inc.	111,563	5,587,075

Health Care Equipment & Supplies 2.8%
Merit Medical Systems, Inc. (a)	67,257	2,905,502
NuVasive, Inc. (a)	48,765	2,852,265
Penumbra, Inc. (a)	27,275	2,566,578
West Pharmaceutical Services, Inc.	30,958	3,054,626

		11,378,971

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 1.9%
Encompass Health Corp.	59,639	$2,946,763
HealthEquity, Inc. (a)	56,152	2,620,053
Tivity Health, Inc. (a)	57,786	2,112,078

		7,678,894

Health Care Technology 3.5%
Cotiviti Holdings, Inc. (a)	103,338	3,328,517
Evolent Health, Inc., Class A (a)	73,744	907,051
Medidata Solutions, Inc. (a)	39,154	2,481,189
Omnicell, Inc. (a)	60,926	2,954,911
Teladoc, Inc. (a)	128,288	4,470,837

		14,142,505

Hotels, Restaurants & Leisure 3.5%
Dave & Buster’s Entertainment, Inc. (a)	38,447	2,121,121
Penn National Gaming, Inc. (a)	180,683	5,660,798
♦Planet Fitness, Inc., Class A (a)	180,427	6,248,187

		14,030,106

Household Durables 1.6%
♦Universal Electronics, Inc. (a)	138,698	6,553,480

Insurance 1.6%
Enstar Group, Ltd. (a)	18,394	3,692,595
ProAssurance Corp.	49,200	2,811,780

		6,504,375

Internet & Direct Marketing Retail 1.7%
♦Nutrisystem, Inc.	128,957	6,783,138

Internet Software & Services 2.0%
Cornerstone OnDemand, Inc. (a)	114,771	4,054,859
LogMeIn, Inc.	33,079	3,787,546

		7,842,405

IT Services 1.3%
Blackhawk Network Holdings, Inc. (a)	67,545	2,407,979
Everi Holdings, Inc. (a)	358,935	2,706,370

		5,114,349

Life Sciences Tools & Services 1.5%
♦PRA Health Sciences, Inc. (a)	68,113	6,203,051

Machinery 5.0%
Chart Industries, Inc. (a)	98,827	4,631,033
♦John Bean Technologies Corp.	56,582	6,269,286
Kennametal, Inc.	44,737	2,165,718
WABCO Holdings, Inc. (a)	27,684	3,972,654
Woodward, Inc.	40,064	3,066,499

		20,105,190

	Shares	Value

Multiline Retail 1.1%
Ollie’s Bargain Outlet Holdings, Inc. (a)	84,715	$4,511,074

Oil, Gas & Consumable Fuels 2.6%
♦RSP Permian, Inc. (a)	257,484	10,474,449

Pharmaceuticals 2.4%
Catalent, Inc. (a)	45,639	1,874,850
Medicines Co. (a)	43,321	1,184,396
Nektar Therapeutics (a)	54,923	3,280,002
Prestige Brands Holdings, Inc. (a)	22,302	990,432
Zogenix, Inc. (a)	53,344	2,136,427

		9,466,107

Professional Services 0.8%
WageWorks, Inc. (a)	49,810	3,088,220

Road & Rail 1.2%
Landstar System, Inc.	47,133	4,906,545

Semiconductors & Semiconductor Equipment 2.1%
Entegris, Inc.	96,141	2,927,493
MKS Instruments, Inc.	41,558	3,927,231
Veeco Instruments, Inc. (a)	115,436	1,714,225

		8,568,949

Software 10.5%
Appian Corp. (a)	65,483	2,061,405
Ellie Mae, Inc. (a)	20,914	1,869,712
Guidewire Software, Inc. (a)	62,738	4,658,924
Imperva, Inc. (a)	69,468	2,757,880
Manhattan Associates, Inc. (a)	55,762	2,762,449
Paylocity Holding Corp. (a)	56,181	2,649,496
Pegasystems, Inc.	78,196	3,686,941
PTC, Inc. (a)	76,014	4,619,371
RealPage, Inc. (a)	120,515	5,338,814
Tableau Software, Inc., Class A (a)	45,141	3,123,757
Take-Two Interactive Software, Inc. (a)	47,005	5,160,209
Ultimate Software Group, Inc. (a)	17,109	3,733,697

		42,422,655

Specialty Retail 4.2%
Burlington Stores, Inc. (a)	40,955	5,038,694
Camping World Holdings, Inc., Class A	73,755	3,299,061
Floor & Decor Holdings, Inc., Class A (a)	40,312	1,962,388
Genesco, Inc. (a)	106,397	3,457,903
MarineMax, Inc. (a)	125,897	2,379,453
National Vision Holdings, Inc. (a)	18,056	733,254

		16,870,753

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 0.9%
Steven Madden, Ltd. (a)	81,088	$3,786,810

Thrifts & Mortgage Finance 0.6%
LendingTree, Inc. (a)	7,115	2,422,302

Total Common Stocks (Cost $296,039,098)		401,708,536

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $1,402,289 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $1,425,000 and a Market Value of $1,432,396)	$1,402,205	1,402,205

Total Short-Term Investment (Cost $1,402,205)		1,402,205

Total Investments (Cost $297,441,303)	100.0%	403,110,741
Other Assets, Less Liabilities	(0.0)‡	(117,795)
Net Assets	100.0%	$402,992,946

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$401,708,536	$—	$—	$401,708,536
Short-Term Investment
Repurchase Agreement	—	1,402,205	—	1,402,205

Total Investments in Securities	$401,708,536	$1,402,205	$—	$403,110,741

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $297,441,303)	$403,110,741
Receivables:
Investment securities sold	2,359,309
Dividends and interest	315,319
Fund shares sold	135,074

Total assets	405,920,443

Liabilities
Payables:
Investment securities purchased	2,252,645
Fund shares redeemed	318,794
Manager (See Note 3)	274,722
Professional fees	38,551
Shareholder communication	21,214
NYLIFE Distributors (See Note 3)	19,005
Custodian	989
Trustees	488
Accrued expenses	1,089

Total liabilities	2,927,497

Net assets	$402,992,946

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,698
Additional paid-in capital	276,302,957

276,331,655
Accumulated net realized gain (loss) on investments	20,991,853
Net unrealized appreciation (depreciation) on investments	105,669,438

Net assets	$402,992,946

Initial Class
Net assets applicable to outstanding shares	$312,105,697

Shares of beneficial interest outstanding	22,143,686

Net asset value per share outstanding	$14.09

Service Class
Net assets applicable to outstanding shares	$90,887,249

Shares of beneficial interest outstanding	6,554,420

Net asset value per share outstanding	$13.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$1,387,561
Interest	4,322

Total income	1,391,883

Expenses
Manager (See Note 3)	3,047,843
Distribution/Service—Service Class (See Note 3)	199,331
Professional fees	66,133
Shareholder communication	45,043
Trustees	9,085
Custodian	4,350
Miscellaneous	17,573

Total expenses	3,389,358

Net investment income (loss)	(1,997,475)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	23,511,295
Net change in unrealized appreciation (depreciation) on investments	55,630,656

Net realized and unrealized gain (loss) on investments	79,141,951

Net increase (decrease) in net assets resulting from operations	$77,144,476

(a)	Dividends recorded net of foreign withholding taxes in the amount of $17,502.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,997,475)	$(1,633,575)
Net realized gain (loss) on investments	23,511,295	18,288,067
Net change in unrealized appreciation (depreciation) on investments	55,630,656	15,415,605

Net increase (decrease) in net assets resulting from operations	77,144,476	32,070,097

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(14,222,225)	(14,860,374)
Service Class	(3,993,048)	(3,493,789)

Total distributions to shareholders	(18,215,273)	(18,354,163)

Capital share transactions:
Net proceeds from sale of shares	29,718,568	31,463,470
Net asset value of shares issued to shareholders in reinvestment of distributions	18,215,273	18,354,163
Cost of shares redeemed	(56,379,082)	(101,739,186)

Increase (decrease) in net assets derived from capital share transactions	(8,445,241)	(51,921,553)

Net increase (decrease) in net assets	50,483,962	(38,205,619)

Net Assets
Beginning of year	352,508,984	390,714,603

End of year	$402,992,946	$352,508,984

Net investment income	$—	$14,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016		2015		2014		2013
Net asset value at beginning of year	$12.03		$11.53		$13.33		$13.07		$9.99

Net investment income (loss)	(0.06	)(a)	(0.05	)(a)	(0.07	)(a)	(0.04	)(a)	(0.03)
Net realized and unrealized gain (loss) on investments	2.78		1.19		(0.09)		0.36		3.12

Total from investment operations	2.72		1.14		(0.16)		0.32		3.09

Less dividends and distributions:
From net investment income	—		—		—		—		(0.01)
From net realized gain on investments	(0.66)		(0.64)		(1.64)		(0.06)		—

Total dividends and distributions	(0.66)		(0.64)		(1.64)		(0.06)		(0.01)

Net asset value at end of year	$14.09		$12.03		$11.53		$13.33		$13.07

Total investment return (b)	22.83%		10.01%		(0.91%)		2.52%		30.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48%)		(0.41%)		(0.53%)		(0.30%)		(0.27%)
Net expenses	0.85%		0.86%		0.85%		0.85%		0.85%
Portfolio turnover rate	41%		36%		50%		51%		41%
Net assets at end of year (in 000’s)	$312,106		$282,378		$319,580		$343,965		$430,114

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017		2016		2015		2014		2013
Net asset value at beginning of year	$11.88		$11.42		$13.25		$13.02		$9.97

Net investment income (loss)	(0.09	)(a)	(0.07	)(a)	(0.10	)(a)	(0.07	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	2.74		1.17		(0.09)		0.36		3.11

Total from investment operations	2.65		1.10		(0.19)		0.29		3.05

Less distributions and distributions:
From net investment income	—		—		—		—		—
From net realized gain on investments	(0.66)		(0.64)		(1.64)		(0.06)		—

Total dividends and distributions	(0.66)		(0.64)		(1.64)		(0.06)		—

Net asset value at end of year	$13.87		$11.88		$11.42		$13.25		$13.02

Total investment return (b)	22.53%		9.73%		(1.16%)		2.27%		30.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72%)		(0.66%)		(0.79%)		(0.55%)		(0.51%)
Net expenses	1.10%		1.11%		1.10%		1.10%		1.10%
Portfolio turnover rate	41%		36%		50%		51%		41%
Net assets at end of year (in 000’s)	$90,887		$70,131		$71,135		$61,536		$58,716

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and

18	MainStay VP Eagle Small Cap Growth Portfolio

(iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.   The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the

19

Notes to Financial Statements (continued)

securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Eagle Asset Management, Inc. (“Eagle” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Eagle, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.81%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets in excess of $1 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2017, the effective management fee rate was 0.81%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,047,843.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calcu-

lation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$297,589,156	$120,636,146	$(15,114,561)	$105,521,585

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,053,249	$15,086,458	$—	$105,521,584	$126,661,291

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,982,509	$(1,711,633)	$(270,876)

20	MainStay VP Eagle Small Cap Growth Portfolio

The reclassifications for the Portfolio are primarily due to prior year post Financial Statements net operating loss.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$18,215,273	$—	$18,354,163

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended

December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $151,908 and $178,909, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	692,295	$9,221,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,046,271	14,222,225
Shares redeemed	(3,064,074)	(40,551,981)

Net increase (decrease)	(1,325,508)	$(17,108,636)

Year ended December 31, 2016:
Shares sold	1,760,298	$19,300,751
Shares issued to shareholders in reinvestment of dividends and distributions	1,271,981	14,860,374
Shares redeemed	(7,275,998)	(82,510,002)

Net increase (decrease)	(4,243,719)	$(48,348,877)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,571,297	$20,497,448
Shares issued to shareholders in reinvestment of dividends and distributions	298,405	3,993,048
Shares redeemed	(1,220,798)	(15,827,101)

Net increase (decrease)	648,904	$8,663,395

Year ended December 31, 2016:
Shares sold	1,069,875	$12,162,719
Shares issued to shareholders in reinvestment of dividends and distributions	302,811	3,493,789
Shares redeemed	(1,697,325)	(19,229,184)

Net increase (decrease)	(324,639)	$(3,572,676)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Eagle Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Eagle Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Eagle Small Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Eagle Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Eagle Asset Management, Inc. (“Eagle”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Eagle in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Eagle (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Eagle together with responses from New York Life Investments and Eagle to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Eagle personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Eagle; (ii) the investment performance of the Portfolio, New York Life Investments and Eagle; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Eagle from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Eagle. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Eagle. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Eagle resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Eagle

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Eagle and continuous analysis of, and interactions with, Eagle with respect to, among other things, Portfolio investment performance and risk as well as Eagle’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Eagle provides to the Portfolio. The Board evaluated Eagle’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Eagle’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Eagle, and Eagle’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Eagle’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Eagle. The Board reviewed Eagle’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Eagle’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Eagle had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts

24	MainStay VP Eagle Small Cap Growth Portfolio

by New York Life Investments and Eagle to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Eagle

The Board considered the costs of the services provided by New York Life Investments and Eagle under the Agreements and the profits realized by New York Life Investments and its affiliates and Eagle due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Eagle, the Board considered that the subadvisory fee paid by New York Life Investments to Eagle for services provided to the Portfolio was the result of arm’s-length negotiations. Because Eagle’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Eagle and profits realized by New York Life Investments and its affiliates and Eagle, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Eagle must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Eagle from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Eagle in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Eagle concerning other business relationships between Eagle and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Eagle, the Board concluded that any profits realized by Eagle due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Eagle and are based on fees paid to Eagle by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the sub-

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

advisory fees paid to Eagle are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Eagle on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay VP Eagle Small Cap Growth Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Eagle Small Cap Growth Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761322	MSVPESCG11-02/18 (NYLIAC) NI515

MainStay VP VanEck Global Hard

Assets Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	–0.69%	–2.98%	–4.13%	0.94%

Benchmark Performance	One Year	Five Years	Since Inception
S&P North American Natural Resources Sector Index[2]	1.23%	1.07%	–0.31%
S&P 500® Index[3]	21.83	15.79	14.59
Morningstar Natural Resources Category Average[4]	16.61	2.65	–0.45

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P North American Natural Resources Sector Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some portfolios invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Portfolios that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP VanEck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,184.90	$5.18	$1,020.50	$4.79	0.94%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP VanEck Global Hard Assets Portfolio

Country Composition as of December 31, 2017 (Unaudited)

United States	67.2%
Canada	19.3
Switzerland	6.4
United Kingdom	4.6
France	1.0
Luxembourg	1.0
South Africa	0.5
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	First Quantum Minerals, Ltd.

2.	Glencore PLC

3.	Teck Resources, Ltd., Class B

4.	Diamondback Energy, Inc.

5.	Pioneer Natural Resources Co.
6.	Concho Resources, Inc.

7.	EOG Resources, Inc.

8.	Parsley Energy, Inc., Class A

9.	Newmont Mining Corp.

10.	Patterson-UTI Energy, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of VanEck Associates Corporation (“VanEck”), the Portfolio’s Subadvisor.

How did MainStay VP VanEck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP VanEck Global Hard Assets Portfolio returned –0.69% for Initial Class shares. Over the same period, the Portfolio underperformed the 1.23% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s primary benchmark; the 21.83% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the 16.61% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Among the strongest factors that contributed to the Portfolio’s underperformance relative to its primary benchmark were overweight positions and underperformance in the oil & gas exploration & production and the oil & gas drilling subindustries and underweight positions and underperformance in the oil & gas refining & marketing subindustry. (Contributions take weightings and total returns into account.)

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were diversified metals & mining, copper, and fertilizers & agricultural chemicals.

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas drilling, oil & gas refining & marketing, and oil & gas exploration & production.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The positions that made the strongest positive contributions to the Portfolio’s absolute performance were diversified metals & mining companies Glencore and Teck Resources and copper company First Quantum Resources. Each of these companies was supported by strong copper and zinc prices which, by year end, had risen to their highest levels in four years. Glencore and Teck Resources also benefited from strong coal prices.

The positions that made the weakest contributions to the Portfolio’s absolute performance were oil & gas drilling company Nabors Industries, oil & gas exploration & production company PDC Energy, and oil & gas equipment & services company Superior Energy Services. The performance of Nabors Industries and Superior Energy Services lagged behind that of recovering oil & gas exploration & production companies, despite increased activity and improving financial performance. PDC Energy fell victim to an unprecedented decoupling of the performance of oil & gas exploration & production companies from crude oil prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio established significant new positions in diversified metals & mining company Rio Tinto and oil & gas equipment & services company ProPetro Holding.

The Portfolio’s largest sales during the reporting period included the reduction of its position in diversified metals & mining company Glencore and the elimination of its position in oil & gas exploration & production company Hess.

How did the Portfolio’s sector weightings change during the reporting period?

On both an absolute and relative basis, the Portfolio decreased its weightings in the oil & gas exploration & production and oil & gas drilling subindustries during the reporting period. Over the same period, the Portfolio increased its absolute and relative weightings in the diversified metals & mining and gold subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio had no allocation to the integrated oil & gas subindustry, making the Portfolio substantially underweight in that subindustry relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry. The Portfolio also had an underweight position in the oil & gas refining & marketing subindustry.

As of December 31, 2017, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the diversified metals & mining, gold, and oil & gas exploration & production subindustries.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Natural Resources Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP VanEck Global Hard Assets Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 98.7%†
Canada 19.3%
Agnico Eagle Mines, Ltd. (Metals & Mining)	237,693	$10,976,444
Agrium, Inc. (Chemicals)	94,300	10,844,500
Barrick Gold Corp. (Metals & Mining)	364,100	5,268,527
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,336,000	18,716,754
Goldcorp, Inc. (Metals & Mining)	156,900	2,003,613
IAMGOLD Corp. (Metals & Mining) (a)	444,500	2,591,435
Kinross Gold Corp. (Metals & Mining) (a)	944,400	4,079,808
New Gold, Inc. (Metals & Mining) (a)	553,200	1,820,028
♦Teck Resources, Ltd. Class B (Metals & Mining)	653,300	17,096,861

		73,397,970

France 1.0%
Vallourec S.A. (Energy Equipment & Services) (a)	630,500	3,809,003

Luxembourg 1.0%
Tenaris S.A., ADR (Energy Equipment & Services)	117,900	3,756,294

South Africa 0.5%
Petra Diamonds, Ltd. (Metals & Mining) (a)	1,876,900	1,976,597

Switzerland 6.4%
♦Glencore PLC (Metals & Mining) (a)	3,433,330	18,078,502
Weatherford International PLC (Energy Equipment & Services) (a)	1,453,500	6,061,095

		24,139,597

United Kingdom 4.6%
KAZ Minerals PLC (Metals & Mining) (a)	317,400	3,833,271
Randgold Resources, Ltd., ADR (Metals & Mining)	58,400	5,775,176
Rio Tinto PLC, Sponsored ADR (Metals & Mining)	147,700	7,817,761

		17,426,208

United States 65.9%
Bunge, Ltd. (Food Products)	50,300	3,374,124
Callon Petroleum Co. (Oil, Gas & Consumable Fuels) (a)	259,000	3,146,850
CF Industries Holdings, Inc. (Chemicals)	241,600	10,277,664
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	100,100	12,213,201
CNX Resources Corp. (Oil, Gas & Consumable Fuels) (a)	465,000	6,802,950
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	100,100	15,037,022

	Shares	Value
United States (continued)
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	58,175	$2,298,494
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	134,900	17,031,125
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	134,900	14,557,059
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	242,000	7,214,020
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	286,100	4,820,785
Halliburton Co. (Energy Equipment & Services)	218,000	10,653,660
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Mortgage Real Estate Investment Trusts)	73,500	1,768,410
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	305,400	3,240,294
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	216,500	5,685,290
Nabors Industries, Ltd. (Energy Equipment & Services)	1,017,800	6,951,574
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	294,200	9,276,126
♦Newmont Mining Corp. (Metals & Mining)	361,400	13,559,728
♦Parsley Energy, Inc., Class A (Oil, Gas & Consumable Fuels) (a)	470,800	13,860,352
♦Patterson-UTI Energy, Inc. (Energy Equipment & Services)	571,000	13,138,710
PDC Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	159,300	8,210,322
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	88,100	15,228,085
ProPetro Holding Corp. (Energy Equipment & Services) (a)	320,500	6,461,280
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	128,300	5,219,244
Schlumberger, Ltd. (Energy Equipment & Services)	143,000	9,636,770
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	610,800	1,862,940
Steel Dynamics, Inc. (Metals & Mining)	217,600	9,385,088
Sunrun, Inc. (Electrical Equipment) (a)	223,400	1,318,060
Superior Energy Services, Inc. (Energy Equipment & Services) (a)	435,700	4,195,791
Tyson Foods, Inc., Class A (Food Products)	98,200	7,961,074
Union Pacific Corp. (Road & Rail)	40,600	5,444,460

		249,830,552

Total Common Stocks (Cost $337,086,367)		374,336,221

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
United States 1.3%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $5,029,230 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $5,105,000 and a Market Value of $5,131,495) (Capital Markets)	$5,028,928	$5,028,928

Total Short-Term Investment (Cost $5,028,928)		5,028,928

Total Investments (Cost $342,115,295)	100.0%	379,365,149
Other Assets, Less Liabilities	(0.0)‡	(112,134)
Net Assets	100.0%	$379,253,015

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$374,336,221	$—	$—	$374,336,221
Short-Term Investment
Repurchase Agreement	—	5,028,928	—	5,028,928

Total Investments in Securities	$374,336,221	$5,028,928	$—	$379,365,149

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $25,144,278 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. ( See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP VanEck Global Hard Assets Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Capital Markets	$5,028,928	1.3%
Chemicals	21,122,164	5.6
Electrical Equipment	1,318,060	0.3
Energy Equipment & Services	64,664,177	17.1
Food Products	11,335,198	3.0
Metals & Mining	122,979,593	32.4
Mortgage Real Estate Investment Trusts	1,768,410	0.5
Oil, Gas & Consumable Fuels	140,018,869	36.9
Paper & Forest Products	5,685,290	1.5
Road & Rail	5,444,460	1.4

	379,365,149	100.0
Other Assets, Less Liabilities	(112,134)	(0.0)‡

Net Assets	$379,253,015	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $342,115,295)	$379,365,149
Cash	201,140
Receivables:
Dividends and interest	275,905
Fund shares sold	25,980

Total assets	379,868,174

Liabilities
Payables:
Manager (See Note 3)	272,903
Fund shares redeemed	267,565
Professional fees	37,816
Shareholder communication	31,828
Custodian	2,204
Trustees	430
Accrued expenses	2,413

Total liabilities	615,159

Net assets	$379,253,015

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,804
Additional paid-in capital	521,473,690

521,523,494
Undistributed net investment income	24,750
Accumulated net realized gain (loss) on investments and foreign currency transactions	(179,545,083)
Net unrealized appreciation (depreciation) on investments	37,249,854

Net assets	$379,253,015

Initial Class
Net assets applicable to outstanding shares	$379,253,015

Shares of beneficial interest outstanding	49,804,209

Net asset value per share outstanding	$7.61

12	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$3,177,028
Interest	15,572

Total income	3,192,600

Expenses
Manager (See Note 3)	3,386,815
Shareholder communication	73,996
Professional fees	63,494
Trustees	9,560
Custodian	6,550
Miscellaneous	27,421

Total expenses	3,567,836

Net investment income (loss)	(375,236)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(17,658,631)
Foreign currency transactions	(5,267)

Net realized gain (loss) on investments and foreign currency transactions	(17,663,898)

Net change in unrealized appreciation (depreciation) on:
Investments	12,679,476
Translation of other assets and liabilities in foreign currencies	87

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,679,563

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,984,335)

Net increase (decrease) in net assets resulting from operations	$(5,359,571)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $123,683.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(375,236)	$(471,888)
Net realized gain (loss) on investments and foreign currency transactions	(17,663,898)	(52,089,740)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,679,563	196,405,570

Net increase (decrease) in net assets resulting from operations	(5,359,571)	143,843,942

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,505,721)

Capital share transactions:
Net proceeds from sale of shares	59,586,448	61,767,884
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,505,721
Cost of shares redeemed	(107,865,150)	(105,543,449)

Increase (decrease) in net assets derived from capital share transactions	(48,278,702)	(41,269,844)

Net increase (decrease) in net assets	(53,638,273)	100,068,377

Net Assets
Beginning of year	432,891,288	332,822,911

End of year	$379,253,015	$432,891,288

Undistributed net investment income at end of year	$24,750	$18,950

14	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016		2015	2014	2013
Net asset value at beginning of year	$7.67		$5.38		$8.06	$9.97	$9.08

Net investment income (loss)	(0.01)		(0.01)		0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.05)		2.34		(2.69)	(1.91)	0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	(0.06)		2.33		(2.65)	(1.87)	1.00

Less dividends:
From net investment income	—		(0.04)		(0.03)	(0.04)	(0.11)

Net asset value at end of year	$7.61		$7.67		$5.38	$8.06	$9.97

Total investment return (a)	(0.78	%)(b)	43.33%		(32.96%)	(18.81%)	10.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10%)		(0.12	%)(c)	0.57%	0.38%	0.46%
Net expenses	0.94%		0.93	% (d)	0.93%	0.93%	0.93%
Portfolio turnover rate	17%		40%		21%	33%	31%
Net assets at end of year (in 000’s)	$379,253		$432,891		$332,823	$466,515	$591,890

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”)

to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

16	MainStay VP VanEck Global Hard Assets Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities held by the Portfolio were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

17

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

18	MainStay VP VanEck Global Hard Assets Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. VanEck Associates Corporation (“VanEck” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and VanEck, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.89% up to $1 billion; and 0.88% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.89%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $3,386,815.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting

19

Notes to Financial Statements (continued)

services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$349,965,323	$64,053,655	$(34,653,829)	$29,399,826

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(171,695,055)	$24,750	$29,399,826	$(142,270,479)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$381,036	$5,267	$(386,303)

The reclassifications for the Portfolio are primarily due to a net operating loss.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $171,695,055, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,434	$158,261

During the years ended December 31, 2017 and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$—	$2,505,721

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

20	MainStay VP VanEck Global Hard Assets Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $62,637 and $104,196, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	8,538,192	$59,586,448
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(15,191,839)	(107,865,150)

Net increase (decrease)	(6,653,647)	$(48,278,702)

Year ended December 31, 2016:
Shares sold	10,064,583	$61,767,884
Shares issued to shareholders in reinvestment of dividends and distributions	341,318	2,505,721
Shares redeemed	(15,788,390)	(105,543,449)

Net increase (decrease)	(5,382,489)	$(41,269,844)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP VanEck Global Hard Assets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP VanEck Global Hard Assets Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP VanEck Global Hard Assets Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP VanEck Global Hard Assets Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and VanEck Associates Corporation (“VanEck”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and VanEck in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and VanEck (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and VanEck together with responses from New York Life Investments and VanEck to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and VanEck personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and VanEck; (ii) the investment performance of the Portfolio, New York Life Investments and VanEck; (iii) the costs of the services provided, and profits realized, by New York Life Investments and VanEck from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or VanEck. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and VanEck. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and VanEck resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and VanEck

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of VanEck and continuous analysis of, and interactions with, VanEck with respect to, among other things, Portfolio investment performance and risk as well as VanEck’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that VanEck provides to the Portfolio. The Board evaluated VanEck’s experience in serving as subadvisor to the Portfolio and managing other portfolios and VanEck’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at VanEck, and VanEck’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and VanEck’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by VanEck. The Board reviewed VanEck’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and VanEck’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or VanEck had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board noted its discussions with representatives from New York Life Investments regarding the Portfolio’s underperformance relative to the Portfolio’s benchmark index and peer funds over recent time periods.

24	MainStay VP VanEck Global Hard Assets Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and VanEck to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and VanEck

The Board considered the costs of the services provided by New York Life Investments and VanEck under the Agreements and the profits realized by New York Life Investments and its affiliates and VanEck due to their relationships with the Portfolio. Because VanEck’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and VanEck and profits realized by New York Life Investments and its affiliates and VanEck, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and VanEck must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the

MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to VanEck from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to VanEck in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and VanEck concerning other business relationships between VanEck and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to VanEck, the Board concluded that any profits realized by VanEck due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and VanEck and are based on fees paid to VanEck by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to VanEck are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and VanEck on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay VP VanEck Global Hard Assets Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353
Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP VanEck Global Hard Assets Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP VanEck Global Hard Assets Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761347	MSVPVEG11-02/18 (NYLIAC) NI533

MainStay VP Janus Henderson Balanced Portfolio

(Formerly known as MainStay VP Janus Balanced Portfolio)

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	18.35%	10.26%	9.66%	0.59%
Service Class Shares	2/17/2012	18.05	9.98	9.39	0.84

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[3]	21.83%	15.79%	14.59%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	3.54	2.10	2.42
Janus Balanced Composite Index[5]	13.29	9.57	9.09
Morningstar Allocation—50% to 70% Equity Category Average[6]	13.21	8.03	7.60

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-
backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,092.40	$3.01	$1,022.30	$2.91	0.57%

Service Class Shares	$1,000.00	$1,091.10	$4.32	$1,021.10	$4.18	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.00%, due 10/1/35–5/1/56

2.	United States Treasury Notes, 1.25%–2.25%, due 7/31/19–11/15/27

3.	Microsoft Corp.

4.	Mastercard, Inc.

5.	Boeing Co.
6.	Alphabet, Inc., Class C

7.	Altria Group, Inc.

8.	CME Group, Inc.

9.	Home Depot, Inc.

10.	LyondellBasell Industries N.V., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Janus Henderson Balanced Portfolio returned 18.35% for Initial Class shares and 18.05% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes outperformed the 13.29% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the 13.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

In 2017, the Portfolio outperformed the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). Equities outperformed fixed-income securities during the reporting period, and the Portfolio’s overweight position in equity securities was a large driver of the Portfolio’s outperformance. During the reporting period, the Portfolio had more than 60% of its net assets invested in stocks, and the Portfolio ended December with an equity weighting of approximately 62%. Our equity allocation may vary based on market conditions, and the Portfolio’s positioning reflected our belief that during the reporting period, equities offered greater risk-adjusted opportunities than did fixed-income securities.

During the reporting period, the equity portion of the Portfolio outperformed the S&P 500® Index. Growth equities performed well during the reporting period, supporting the Portfolio’s growth bias. Security selection in industrials and information technology helped relative performance in the equity portion of the Portfolio during the reporting period. In the equity portion of the Portfolio, limited exposure to the underperforming energy and telecommunication services sectors also contributed positively to relative performance. (Contributions take weightings and total returns into account.) Security selection in the health care, consumer discretionary and financials sectors weighed on the relative performance of the equity portion of the Portfolio.

The fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

A significantly underweight allocation to U.S. Treasury securities was the leading contributor to relative performance in the fixed-income portion of the Portfolio. This positioning proved beneficial as yields rose for shorter-maturity securities on the U.S. Treasury yield curve.3 A bias toward the 30-year U.S. Treasury bond further supported results, as long-term yields rallied. Positioning in corporate credit also added to relative results in the fixed-income portion of the Portfolio, as the Portfolio’s exposure to investment-grade and high-yield bonds benefited from significant spread4 tightening. The Portfolio’s allocation to bank loans, which are not included in the Bloomberg Barclays U.S. Aggregate Bond Index, failed to keep pace with corporate bonds and weighed on the relative performance of the fixed-income portion of the Portfolio. Also detracting was exposure to U.S. mortgage-backed securities, which lagged the performance of sector-related securities in the fixed-income benchmark. The fixed-income portion of the Portfolio had negligible exposure to government-related debt, which also detracted from relative performance as government-related securities—including government agency debt and debt of state-owned issuers, including debt of emerging-market issuers—generally performed well during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

Stock selection made industrials the strongest-contributing equity sector relative to the S&P 500® Index. An underweight position in energy made it the second-strongest contributing equity sector, as energy was one of the worst-performing sectors in the S&P 500® Index during the reporting period. Stock selection made information technology another strong contributor to relative performance in the equity portion of the Portfolio.

Security selection made health care the weakest-contributing sector to relative performance in the equity portion of the Portfolio, followed by consumer discretionary. Security selection and an underweight allocation to the financials sector made it a detractor from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, aerospace company Boeing was the strongest positive contributor to absolute performance.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Janus Henderson Balanced Portfolio

Boeing benefited from continued strength in global air traffic and strong demand for its 777 and 787 planes, as well as from optimism regarding its newly integrated services business, which combined Boeing’s defense and commercial servicing facilities. We liked Boeing’s ability to generate free cash flow, which management often returns to shareholders. We also appreciated the multiple dividend increases throughout the reporting period.

Multinational information technology company Microsoft was the Portfolio’s second-strongest positive contributor. Our investment thesis for the company continued to play out as momentum in two of its cloud-based businesses, Azure and Office 365, led to strong earnings results. Microsoft continued to return cash to shareholders through dividends and share repurchases, and we believe that tax reform will allow the company to bring back much of its offshore cash balance. While the stock’s valuation approached the higher end of its historic range, we continued to like the company’s position as the second-largest provider of cloud-based IT services, and we believed that Microsoft’s strategic partnerships with clients provided a competitive advantage relative to peers.

Financial services company Mastercard was also a positive contributor. Our investment theme for Mastercard continued to play out, as the company benefited from consumers and businesses switching from cash and checks to plastic and electronic payments. The company continued to gain market share, particularly outside the United States, where many markets have a lower penetration of electronic payments and are experiencing significantly faster growth in electronic purchase volume.

Global pharmaceutical company Allergan was the weakest contributor to absolute performance in the equity portion of the Portfolio, and the stock generated negative returns. Patent disputes—which ultimately resulted in the invalidation of Allergan’s patent regarding Restasis, the company’s blockbuster medicine for dry eye—weighed on the stock. A new competitor to the company’s popular wrinkle treatment Botox emerged, further depressing the stock during the reporting period. Given these concerns, we began reviewing the position.

Toy manufacturer Mattel was another weak contributor to absolute performance in the equity portion of the Portfolio, and it also generated negative returns. The toy manufacturer faced excess inventory, which resulted from a slowdown in toy sales during the 2016 holiday season. Mattel also cut its dividend during the reporting period, which was negatively received by investors. More bad news affected the stock when Toys“R”Us, a major customer, filed for bankruptcy late in the reporting period. We continued to like the toy industry as a whole, and believed that Mattel’s placement with online vendors will help the company as consumers transition to buying toys online. In our opinion, increased focus on product and marketing innovation could lead to improving market share. We continued to believe that Mattel’s lineup of brands might still present many opportunities in international markets.

American grocery retailer Kroger also detracted from absolute performance in the equity portion of the Portfolio. The company generated negative returns, primarily because of increased competition within the grocery store industry. Amazon.com’s acquisition of Whole Foods and the subsequent reduction of in-store prices created noise for all grocers during the reporting period. German grocer Lidl also began expanding into the United States. Despite increased competition, we continued to view Kroger favorably. In our opinion, the company could benefit from the passage of U.S. tax reform. Kroger also continued to benefit from capital investments in existing stores and to its online “Clicklist” ordering platform. We believed that these factors might keep Kroger on the leading edge of any potential online grocery transition.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased a position in semiconductor equipment manufacturer Lam Research. The company’s technology is involved in nearly every aspect of chip making, and while the company operates in a traditionally cyclical industry, it has benefited from the broader secular shift toward the Internet of Things.5 We believe that the market for semiconductors should remain strong and that the equipment supplied by Lam Researh should continue to be in high demand.

The equity portion of the Portfolio also purchased a position in agricultural, construction and forestry machinery manufacturer Deere & Co. We believed that the agricultural economy had steadied, which could lead to price stabilization and improvements in demand. In our view, the company was well positioned to capitalize on this improvement. We also believed that Deere & Co.’s recent acquisition of a European construction equipment company could add to the company’s profits over the next few years.

During the reporting period, the equity portion of the Portfolio exited its position in materials producer Vulcan Materials. Weather-related and other delays led to slower-than-expected growth in the company’s cash flows. Our concern over volumes and cash flow build-out led us to sell the position.

The equity portion of the Portfolio also sold its position in media and entertainment company Time Warner. Our investment thesis was disrupted after AT&T announced plans to acquire the company. The deal has been in review by the Department of

5.	The Internet of Things (IoT) is a system of uniquely identifiable animate or inanimate entities or devices—such as satellites, servers, cell towers, smart phones and GPS devices—able to share data without human intervention.

9

Justice, and we exited the Time Warner position after news of the acquisition caused considerable price appreciation in the stock.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to information technology, industrials and energy. Over the same period, the equity portion of the Portfolio decreased its exposure to consumer discretionary, health care and financials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the most substantially overweight position relative to the S&P 500® Index in the equity portion of the Portfolio was in the consumer staples sector, followed by an overweight position in industrials. As of the same date, the most substantially underweight position in in the equity portion of the Portfolio was in energy, followed by an underweight position in health care. At the end of the reporting period, the equity portion of the Portfolio did not hold any stocks in the utilities or telecommunication services sectors.

What was the duration6 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of December 31, 2017, the duration of the fixed-income portion of the Portfolio was 5.56 years, or 94% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. Concerns about low inflation and muted economic expansion led us to increase the duration of the fixed-income portion of the Portfolio during the first six months of the reporting period. However, improving economic conditions and the Federal Open Market Committee’s plans to normalize the federal funds target rate and the Federal Reserve’s balance sheet led us to decrease duration during the second half of 2017.

Corporate credit duration was below that of related securities in the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. The fixed-income portion of the Portfolio, however, had an overweight allocation to the asset class, which led to a higher duration contribution. The U.S. Treasury duration of the fixed-income portion of the Portfolio was longer than that of U.S. Treasury securities in the Bloomberg Barclays U.S. Aggregate Bond Index. The duration contribution from U.S. Treasury securities, however, was underweight that of related securities in this Index because of an underweight allocation to the asset class in the fixed-income portion of the Portfolio.

The overall duration positioning of the fixed-income portion of the Portfolio detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. This was

largely because of corporate credit positioning. The fixed-income portion of the Portfolio continued to emphasize shorter- and intermediate-dated securities where we believed we could successfully evaluate the issuer’s ability to pay down debt. Limited exposure to the duration of long corporate credit weighed on relative returns in the fixed-income portion of the Portfolio, while many Index constituents benefited from the rally in 30-year U.S. Treasury yields. This was partially offset by our yield-curve positioning in U.S. Treasury securities, which was biased toward the 30-year bond.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained a defensive stance throughout the reporting period. We were wary of low inflation and muted economic expansion. We were also concerned about how far the U.S. market has come in the credit cycle and how far spreads have tightened. With this in mind, we focused on maintaining diversification in the fixed-income portion of the Portfolio and spent much of the reporting period emphasizing issuers with traditionally defensive characteristics. These included issuers with higher-quality business models, consistent free cash flow and management teams committed to sound balance sheets. Late in the reporting period, we focused on managing idiosyncratic risk by trimming a number of larger positions in the fixed-income portion of the Portfolio and by reducing allocations to sectors that were experiencing disruption or merger and acquisition risk. Nevertheless, we remained opportunistic, seeking to identify and capitalize on spread movements that we believed could create attractive return potential. In particular, we sought issuers that in our opinion could benefit from U.S. tax reform or disruptive industry trends, such as the ongoing consumer shift to e-commerce.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Within the fixed-income portion of the Portfolio, positioning in U.S. Treasury securities was the top contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The U.S. Treasury curve flattened, with yields rising on shorter-dated securities and yields falling on 10- and 30-year bonds. A significantly underweight allocation to the asset class in the fixed-income portion of the Portfolio proved beneficial in a rising rate environment, and a bias toward 10- and 30-year U.S. Treasury securities also helped results. Corporate credit positioning contributed positively to relative performance. Corporate credit spreads tightened dramatically during the

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Janus Henderson Balanced Portfolio

reporting period, supported by solid earnings results, a positive U.S. economic outlook and the prospect of U.S. tax reform. In this environment, an overweight allocation to investment-grade corporate bonds contributed positively to performance. Our emphasis on securities in the lowest tier of investment-grade ratings was particularly beneficial, as “riskier” assets generally performed well during the reporting period. For similar reasons, our allocation to high-yield corporate bonds (which are not included in the Bloomberg Barclays U.S. Aggregate Bond Index) was another leading contributor. While our focus on securities that could potentially provide greater spread carry (a measure of excess income) than the Bloomberg Barclays U.S. Aggregate Bond Index also supported results, the fixed-income portion of the Portfolio had limited exposure to longer-dated corporate credit, which dectracted from relative performance as many constituents of the fixed-income benchmark benefited from the decline in long-term rates.

The fixed-income portion of the Portfolio had an allocation to bank loans, which also are not included in the Bloomberg Barclays U.S. Aggregate Bond Index. These loans failed to keep pace with corporate bonds and weighed on the relative performance of the fixed-income portion of the Portfolio. Exposure to U.S. mortgage-backed securities, which lagged the performance of sector-related constituents in the fixed-income benchmark also detracted from the relative performance of the fixed-income portion of the Portfolio. Negligible exposure to government-related debt also hurt relative performance. Government-related securities—including government agency debt and debt of state-owned issuers, including many emerging-market issuers—provided strong performance during the reporting period as investors exhibited a “risk-on” appetite.

At the credit industry level, banking and brokerage, asset managers and exchanges were among the most substantial contributors to the relative performance of the fixed-income portion of the Portfolio. Financials generally performed well throughout the reporting period, benefiting from the prospect of a more relaxed regulatory environment under the Trump administration and from rising interest rates, which may help pad net interest income. The fixed-income portion of the Portfolio benefited from overweight allocations and strong security selection, which helped relative performance in financials. An overweight allocation to the technology sector further supported performance. In the fixed-income portion of the Portfolio, electric utilities led relative sector-level detractors, as limited exposure to longer-dated securities held back performance. Holdings in the pharmaceuticals and independent energy sectors also detracted from the relative performance of the fixed-income portion of the Portfolio.

Financial services company Raymond James was a leading corporate credit contributor to relative results. Raymond James received credit-rating upgrades by Standard & Poor’s and

Moody’s during the reporting period, creating positive investor sentiment. We liked the stability of the company’s business model and appreciated management’s conservative approach to the company’s balance sheet.

In the fixed-income portion of the Portfolio, semiconductor company Broadcom Limited (formerly Avago Technologies) was the leading corporate credit detractor from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The fixed-income portion of the Portfolio held an overweight position in the company, which weighed on results when Broadcom made an unexpected bid for QUALCOMM late in the reporting period. Spreads widened on the assumption that much of the acquisition would be financed with debt. We believed that the diversification could ultimately be positive for Broadcom. We also appreciated management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio purchased a new issue of defense contractor Northrop Grumman. The company plans to use the proceeds from the bond for its acquisition of Orbital ATK. We believed that the new issue presented a rare opportunity to invest in an attractively valued investment-grade defense issuer. We also appreciated management’s intentions to de-lever the balance sheet after the merger.

The fixed-income portion of the Portfolio exited its position in data storage company Seagate Technology. We became concerned about future volatility in the company’s earnings. In our view, 2018 could be challenging for Seagate, as the increasing use of 3-D NAND technology is likely to put downward pricing pressure on the cost of the company’s flash-based storage.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

On a credit industry basis, the fixed-income portion of the Portfolio increased exposure to aerospace/defense and consumer cyclical services during the reporting period. Over the same period, the fixed-income portion of the Portfolio decreased exposure to brokerage, asset managers and exchanges and to independent energy.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and U.S. mortgage-backed securities. As of the same date, the

11

fixed-income portion of the Portfolio had zero exposure to the government-related market segment. As of December 31, 2017, the fixed income portion of the Portfolio held overweight positions relative to the fixed-income benchmark in corporate credit and asset-backed securities. As of the same date, the fixed-income portion of the Portfolio maintained an out of index position in bank loans. At the end of the reporting period, the fixed-income portion of the Portfolio also held a modest cash position.

On a credit industry basis, the fixed-income portion of the Portfolio ended the reporting period holding overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in technology; banking; and brokerage, asset managers and exchanges. As of December 31, 2017, the fixed-income portion of the Portfolio held an underweight position relative to the fixed-income Index in pharmaceuticals and had zero weight in integrated energy and diversified manufacturing.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

12	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 37.3%† Asset-Backed Securities 1.4%
Automobile Asset-Backed Securities 0.3%
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$471,644
Series 2016-1, Class D 3.59%, due 2/8/22	657,000	667,669
Series 2016-2, Class D 3.65%, due 5/9/22	445,000	452,739
OSCAR US Funding Trust V (a)
Series 2016-2A, Class A3 2.73%, due 12/15/20	220,000	219,592
Series 2016-2A, Class A4 2.99%, due 12/15/23	301,000	299,753
Santander Drive Auto Receivables Trust
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	512,296
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	829,033

		3,452,726

Other Asset-Backed Securities 1.1%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	1,031,000	1,029,602
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	2,608,463	2,537,956
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,400,262	1,403,226
Coinstar Funding LLC Series 2017-1A, Class A2 5.216%, due 4/25/47 (a)	299,495	311,011
DB Master Finance LLC (a)
Series 2017-1A, Class A2I 3.629%, due 11/20/47	321,000	323,093
Series 2017-1A, Class A2II 4.03%, due 11/20/47	379,000	387,186
Domino’s Pizza Master Issuer LLC (a)
Series 2017-1A, Class A2II 3.082%, due 7/25/47	169,575	167,713
Series 2015-1A, Class A2I 3.484%, due 10/25/45	1,209,580	1,213,789
Series 2017-1A, Class A23 4.118%, due 7/25/47	856,853	875,429

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Jimmy Johns Funding LLC Series 2017-1A, Class A2II 4.846%, due 7/30/47 (a)	$642,390	$643,514
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, due 5/25/46 (a)	863,075	874,787
Wendy’s Funding LLC (a)
Series 2015-1A, Class A2I 3.371%, due 6/15/45	1,446,700	1,450,577
Series 2018-1A, Class A2I 3.573%, due 3/15/48	312,000	311,903
Series 2018-1A, Class A2II 3.884%, due 3/15/48	444,000	444,312

		11,974,098

Total Asset-Backed Securities (Cost $15,429,179)		15,426,824

Corporate Bonds 15.9%
Aerospace & Defense 0.5%
Northrop Grumman Corp. 2.55%, due 10/15/22	1,125,000	1,116,984
2.93%, due 1/15/25	968,000	962,249
3.25%, due 1/15/28	1,189,000	1,190,737
4.03%, due 10/15/47	760,000	794,279
Rockwell Collins, Inc. 3.20%, due 3/15/24	459,000	462,519
3.50%, due 3/15/27	783,000	797,232

		5,324,000

Auto Manufacturers 0.3%
General Motors Co. 4.875%, due 10/2/23	738,000	798,644
General Motors Financial Co., Inc. 3.95%, due 4/13/24	2,101,000	2,162,958

		2,961,602

Banks 2.8%
Bank of America Corp. 2.503%, due 10/21/22	2,141,000	2,118,223
3.093% (3-month USD-LIBOR-BBA + 1.09%), due 10/1/25 (b)	548,000	546,743
4.183%, due 11/25/27	1,019,000	1,064,107
4.244% (3-month USD-LIBOR-BBA + 1.814%), due 4/24/38 (b)	1,122,000	1,216,843
Bank of New York Mellon Corp. 2.45%, due 8/17/26	179,000	170,003
3.25%, due 5/16/27	1,429,000	1,444,374

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Capital One Financial Corp. 3.30%, due 10/30/24	$1,598,000	$1,589,614
Citigroup, Inc. 2.911% (3-month USD-LIBOR-BBA + 1.43%), due 9/1/23 (c)	1,036,000	1,066,378
3.20%, due 10/21/26	716,000	710,406
3.887% (3-month USD-LIBOR-BBA + 1.563%), due 1/10/28 (b)	1,957,000	2,025,655
Citizens Bank N.A. 2.65%, due 5/26/22	425,000	421,113
Citizens Financial Group, Inc. 3.75%, due 7/1/24	264,000	263,829
4.30%, due 12/3/25	1,061,000	1,112,865
4.35%, due 8/1/25	203,000	211,150
First Republic Bank 4.625%, due 2/13/47	421,000	450,245
Goldman Sachs Capital I 6.345%, due 2/15/34	1,744,000	2,194,967
Goldman Sachs Group, Inc. 3.272% (3-month USD-LIBOR-BBA + 1.201%), due 9/29/25 (b)	1,416,000	1,410,295
3.50%, due 11/16/26	2,039,000	2,050,936
3.75%, due 2/25/26	573,000	587,950
JPMorgan Chase & Co. 2.295%, due 8/15/21	1,103,000	1,093,122
3.375%, due 5/1/23	1,411,000	1,434,228
3.782% (3-month USD-LIBOR-BBA + 1.337%), due 2/1/28 (b)	1,571,000	1,627,949
3.875%, due 9/10/24	326,000	340,058
Morgan Stanley 3.591% (3-month USD-LIBOR-BBA + 1.34%), due 7/22/28 (b)	2,049,000	2,067,859
Santander UK PLC 5.00%, due 11/7/23 (a)	1,376,000	1,470,337
SVB Financial Group 5.375%, due 9/15/20	860,000	919,145
Wells Fargo & Co. 3.00%, due 4/22/26	327,000	320,820
4.10%, due 6/3/26	1,167,000	1,223,742
4.30%, due 7/22/27	1,022,000	1,088,231

		32,241,187

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	252,000	253,265
3.30%, due 2/1/23	1,437,000	1,470,472
Constellation Brands, Inc. 4.25%, due 5/1/23	978,000	1,034,587
4.75%, due 12/1/25	108,000	118,655

	Principal Amount	Value
Beverages (continued)
Molson Coors Brewing Co. 3.00%, due 7/15/26	$1,290,000	$1,262,626

		4,139,605

Biotechnology 0.1%
Celgene Corp. 2.75%, due 2/15/23	648,000	642,651

Building Materials 0.2%
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	500,000	525,934
Owens Corning 3.40%, due 8/15/26	226,000	221,827
4.20%, due 12/1/24	481,000	503,930
Vulcan Materials Co. 4.50%, due 4/1/25	822,000	875,928

		2,127,619

Chemicals 0.2%
CF Industries, Inc. 4.50%, due 12/1/26 (a)	922,000	961,104
Sherwin-Williams Co. 2.75%, due 6/1/22	308,000	306,804
3.125%, due 6/1/24	366,000	368,018
3.45%, due 6/1/27	1,019,000	1,035,300
4.50%, due 6/1/47	259,000	283,176

		2,954,402

Commercial Services 0.8%
Equifax, Inc. 2.30%, due 6/1/21	258,000	251,835
3.30%, due 12/15/22	895,000	889,190
IHS Markit, Ltd. (a) 4.00%, due 3/1/26	1,196,000	1,194,505
4.75%, due 2/15/25	690,000	727,950
5.00%, due 11/1/22	119,000	129,020
Total System Services, Inc. 3.80%, due 4/1/21	521,000	534,007
4.80%, due 4/1/26	902,000	975,868
UBM PLC 5.75%, due 11/3/20 (a)	1,145,000	1,188,814
Verisk Analytics, Inc. 4.125%, due 9/12/22	557,000	581,500
4.875%, due 1/15/19	647,000	662,523
5.50%, due 6/15/45	621,000	723,525
5.80%, due 5/1/21	1,527,000	1,661,561

		9,520,298

Diversified Financial Services 1.3%
Ally Financial, Inc. 8.00%, due 12/31/18	282,000	295,395
CBOE Global Markets, Inc. 3.65%, due 1/12/27	1,030,000	1,060,873
Charles Schwab Corp. 3.00%, due 3/10/25	611,000	608,975
3.20%, due 1/25/28	658,000	659,033

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Discover Financial Services 3.75%, due 3/4/25	$245,000	$246,618
3.95%, due 11/6/24	759,000	775,308
E*TRADE Financial Corp. 2.95%, due 8/24/22	1,077,000	1,067,908
3.80%, due 8/24/27	942,000	938,933
Lazard Group LLC 4.25%, due 11/14/20	541,000	563,494
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,785,000	1,785,209
Quicken Loans, Inc. 5.25%, due 1/15/28 (a)	1,124,000	1,109,613
Raymond James Financial, Inc. 3.625%, due 9/15/26	491,000	493,304
4.95%, due 7/15/46	985,000	1,113,596
5.625%, due 4/1/24	866,000	981,802
Synchrony Financial 3.70%, due 8/4/26	1,236,000	1,218,598
4.50%, due 7/23/25	1,028,000	1,074,264
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	423,000	428,066
3.625%, due 4/1/25	535,000	553,856

		14,974,845

Electric 0.7%
Dominion Energy, Inc. 2.00%, due 8/15/21	121,000	118,240
2.85%, due 8/15/26	167,000	161,278
Duke Energy Corp. 1.80%, due 9/1/21	303,000	294,714
2.40%, due 8/15/22	472,000	463,737
2.65%, due 9/1/26	901,000	863,309
3.15%, due 8/15/27	723,000	717,773
PPL Capital Funding, Inc. 3.10%, due 5/15/26	1,164,000	1,139,248
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	810,227
Southern Co. 2.35%, due 7/1/21	1,223,000	1,215,744
2.95%, due 7/1/23	579,000	579,284
3.25%, due 7/1/26	1,224,000	1,200,405

		7,563,959

Electronics 0.2%
Trimble, Inc 4.75%, due 12/1/24	1,949,000	2,103,415

Food 0.5%
Danone S.A. (a) 2.077%, due 11/2/21	908,000	888,206
2.589%, due 11/2/23	621,000	605,603

	Principal Amount	Value
Food (continued)
McCormick & Co., Inc. 3.15%, due 8/15/24	$964,000	$969,108
3.40%, due 8/15/27	736,000	745,639
Post Holdings, Inc. (a) 5.625%, due 1/15/28	230,000	231,219
5.75%, due 3/1/27	436,000	443,630
Sysco Corp. 2.50%, due 7/15/21	203,000	202,451
3.25%, due 7/15/27	400,000	398,654
3.30%, due 7/15/26	452,000	454,835
WM Wrigley Jr Co. 2.40%, due 10/21/18 (a)	1,411,000	1,415,007

		6,354,352

Forest Products & Paper 0.2%
Georgia-Pacific LLC (a) 3.163%, due 11/15/21	1,387,000	1,411,737
3.60%, due 3/1/25	742,000	762,571

		2,174,308

Health Care—Products 0.3%
Abbott Laboratories 3.75%, due 11/30/26	259,000	265,958
3.875%, due 9/15/25	160,000	165,492
Becton Dickinson & Co. 2.894%, due 6/6/22	543,000	539,603
3.363%, due 6/6/24	1,207,000	1,210,372
3.70%, due 6/6/27	856,000	862,600

		3,044,025

Health Care—Services 0.7%
Aetna, Inc. 2.80%, due 6/15/23	411,000	404,498
Centene Corp. 4.75%, due 5/15/22	64,000	66,400
4.75%, due 1/15/25	271,000	275,743
6.125%, due 2/15/24	189,000	199,868
HCA, Inc. 3.75%, due 3/15/19	493,000	497,314
4.50%, due 2/15/27	700,000	703,500
5.00%, due 3/15/24	783,000	814,320
5.25%, due 6/15/26	598,000	633,880
Lifepoint Health, Inc. 5.50%, due 12/1/21	70,000	71,400
Unitedhealth Group, Inc. 2.375%, due 10/15/22	401,000	397,122
2.95%, due 10/15/27	775,000	772,739
3.10%, due 3/15/26	394,000	396,912
3.375%, due 4/15/27	207,000	212,713
3.45%, due 1/15/27	287,000	296,891
3.75%, due 7/15/25	760,000	801,059
Universal Health Services, Inc. 4.75%, due 8/1/22 (a)	619,000	630,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
WellCare Health Plans, Inc. 5.25%, due 4/1/25	$694,000	$732,170

		7,907,135

Home Builders 0.2%
D.R. Horton, Inc. 3.75%, due 3/1/19	601,000	609,076
MDC Holdings, Inc. 5.50%, due 1/15/24	708,000	746,940
Toll Brothers Finance Corp. 4.00%, due 12/31/18	322,000	327,233
4.375%, due 4/15/23	166,000	172,225
5.875%, due 2/15/22	270,000	294,300

		2,149,774

Internet 0.2%
Amazon.com, Inc. (a) 2.80%, due 8/22/24	531,000	529,386
3.15%, due 8/22/27	1,690,000	1,692,547
4.05%, due 8/22/47	630,000	678,961

		2,900,894

Investment Management/Advisory Services 0.0%‡
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875%, due 4/15/45 (a)	192,000	195,786

Iron & Steel 0.2%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	719,000	757,893
Steel Dynamics, Inc. 4.125%, due 9/15/25 (a)	781,000	786,857
5.00%, due 12/15/26	368,000	389,160

		1,933,910

Machinery—Diversified 0.1%
CNH Industrial Capital LLC 3.625%, due 4/15/18	965,000	969,999

Media 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. (a) 5.00%, due 2/1/28	1,391,000	1,352,747
5.125%, due 5/1/27	271,000	266,935
Charter Communications Operating LLC / Charter Communications Operating Capital 3.75%, due 2/15/28	333,000	319,083
4.20%, due 3/15/28	702,000	696,784
4.908%, due 7/23/25	1,338,000	1,422,542
5.375%, due 5/1/47	362,000	371,176

	Principal Amount	Value
Media (continued)
Comcast Corp. 2.35%, due 1/15/27	$630,000	$594,970
3.30%, due 2/1/27	463,000	472,354
3.40%, due 7/15/46	114,000	107,862
Cox Communications, Inc. (a) 3.15%, due 8/15/24	801,000	788,892
3.35%, due 9/15/26	1,013,000	989,949
3.50%, due 8/15/27	727,000	717,077
NBCUniversal Media LLC 4.45%, due 1/15/43	207,000	225,882
Time Warner, Inc. 3.60%, due 7/15/25	687,000	688,537

		9,014,790

Mining 0.2%
Freeport-McMoRan, Inc. 3.10%, due 3/15/20	300,000	298,125
Teck Resources, Ltd. 4.50%, due 1/15/21	325,000	335,140
4.75%, due 1/15/22	469,000	489,542
8.50%, due 6/1/24 (a)	736,000	831,680

		1,954,487

Oil & Gas 0.1%
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	688,000	726,604

Oil & Gas Services 0.0%‡
Oceaneering International, Inc. 4.65%, due 11/15/24	445,000	432,949

Packaging & Containers 0.0%‡
Ball Corp. 4.375%, due 12/15/20	480,000	496,800

Pharmaceuticals 0.2%
Express Scripts Holding Co. 3.40%, due 3/1/27	450,000	441,591
3.50%, due 6/15/24	393,000	396,476
Reckitt Benckiser Treasury Services PLC 2.75%, due 6/26/24 (a)	653,000	638,849
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	613,000	603,352
3.20%, due 9/23/26	815,000	796,868

		2,877,136

Pipelines 0.9%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 5.25%, due 1/15/25	274,000	288,166

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Columbia Pipeline Group, Inc. 4.50%, due 6/1/25	$361,000	$384,371
Enbridge Energy Partners, L.P. 5.875%, due 10/15/25	527,000	596,893
Energy Transfer Equity, L.P. 4.25%, due 3/15/23	600,000	595,500
5.875%, due 1/15/24	541,000	569,402
Energy Transfer, L.P. 4.15%, due 10/1/20	465,000	480,181
Energy Transfer, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	588,000	642,834
Kinder Morgan Energy Partners, L.P. 3.95%, due 9/1/22	450,000	464,411
5.00%, due 10/1/21	456,000	486,030
Kinder Morgan, Inc. 6.50%, due 9/15/20	59,000	64,513
NGPL PipeCo LLC (a) 4.375%, due 8/15/22	139,000	141,346
4.875%, due 8/15/27	296,000	307,100
Nustar Logistics, L.P. 5.625%, due 4/28/27	765,000	778,387
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	506,000	509,795
3.75%, due 3/1/28	218,000	218,100
4.68%, due 2/15/45	195,000	200,291
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.50%, due 12/15/26	253,000	256,466
4.65%, due 10/15/25	262,000	269,989
Sabine Pass Liquefaction LLC 5.00%, due 3/15/27	927,000	994,742
TC Pipelines, L.P. 3.90%, due 5/25/27	754,000	757,767
Williams Cos., Inc. 3.70%, due 1/15/23	297,000	295,515
Williams Partners, L.P. 3.75%, due 6/15/27	1,268,000	1,270,635
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 3/15/24	64,000	66,880

		10,639,314

Real Estate 0.2%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	903,000	951,367
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,543,000	1,593,148

		2,544,515

	Principal Amount	Value
Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc. 2.75%, due 1/15/20	$787,000	$790,315
4.50%, due 7/30/29	643,000	681,605
4.60%, due 4/1/22	1,183,000	1,256,204
American Tower Corp. 3.30%, due 2/15/21	887,000	903,264
3.375%, due 10/15/26	1,096,000	1,076,802
3.45%, due 9/15/21	82,000	83,811
3.50%, due 1/31/23	143,000	146,218
4.40%, due 2/15/26	481,000	505,812
Crown Castle International Corp. 3.20%, due 9/1/24	721,000	713,524
3.65%, due 9/1/27	1,309,000	1,305,795
5.25%, due 1/15/23	637,000	697,480
Digital Realty Trust, L.P. 3.70%, due 8/15/27	422,000	425,071
Iron Mountain, Inc. (a) 4.875%, due 9/15/27	1,261,000	1,261,000
5.25%, due 3/15/28	1,007,000	1,001,965
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	425,000	452,625
Senior Housing Properties Trust 6.75%, due 4/15/20	286,000	303,753
6.75%, due 12/15/21	314,000	347,463
SL Green Realty Corp. 5.00%, due 8/15/18	693,000	701,491
7.75%, due 3/15/20	1,335,000	1,468,894

		14,123,092

Retail 0.6%
1011778 B.C. ULC / New Red Finance, Inc. (a) 4.25%, due 5/15/24	1,007,000	1,004,482
4.625%, due 1/15/22	999,000	1,022,726
CVS Health Corp. 2.80%, due 7/20/20	817,000	820,403
4.75%, due 12/1/22	388,000	415,598
McDonald’s Corp. 3.50%, due 3/1/27	1,789,000	1,839,853
4.875%, due 12/9/45	612,000	708,971
Tapestry, Inc. 3.00%, due 7/15/22	353,000	351,753
4.125%, due 7/15/27	353,000	355,685

		6,519,471

Semiconductors 0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. (a) 3.625%, due 1/15/24	709,000	705,019
3.875%, due 1/15/27	2,939,000	2,892,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
NXP B.V. / NXP Funding LLC (a) 3.875%, due 9/1/22	$1,004,000	$1,015,295
4.125%, due 6/15/20	301,000	308,233
4.625%, due 6/1/23	664,000	694,544
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,448,000	2,443,684

		8,058,886

Shipbuilding 0.0%‡
Huntington Ingalls Industries, Inc. 5.00%, due 11/15/25 (a)	244,000	261,080

Software 0.3%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,596,000	1,693,232
First Data Corp. 7.00%, due 12/1/23 (a)	1,070,000	1,131,525
VMware, Inc. 3.90%, due 8/21/27	414,000	417,926

		3,242,683

Telecommunications 0.7%
AT&T, Inc. 3.40%, due 8/14/24	759,000	762,897
3.90%, due 8/14/27	629,000	633,203
4.10%, due 2/15/28 (a)	1,053,000	1,056,483
4.25%, due 3/1/27	319,000	325,194
5.15%, due 2/14/50	432,000	437,384
5.25%, due 3/1/37	296,000	313,057
5.30%, due 8/14/58	991,000	994,251
Verizon Communications, Inc. 2.625%, due 8/15/26	2,033,000	1,914,860
4.125%, due 3/16/27	576,000	600,603
4.125%, due 8/15/46	766,000	707,634
4.862%, due 8/21/46	429,000	446,856

		8,192,422

Textiles 0.0%‡
Cintas Corp. No. 2 4.30%, due 6/1/21	404,000	425,962

Trucking & Leasing 0.1%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.375%, due 3/15/18 (a)	948,000	950,827

Utilities 0.0%‡
NextEra Energy Operating Partners, L.P. (a) 4.25%, due 9/15/24	143,000	145,503

	Principal Amount	Value
Utilities (continued)
4.50%, due 9/15/27	$300,000	$298,500

		444,003

Total Corporate Bonds (Cost $180,879,302)		183,088,787

Loan Assignments 1.3% (c)
Broadcasting & Entertainment 0.1%
Quintiles IMS, Inc. 2017 Term Loan B 3.693% (3-month LIBOR + 2.00%), due 3/7/24	677,882	680,424

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 3.693% (3-month LIBOR + 2.00%), due 6/1/24	1,971,760	1,978,482

Communications Equipment 0.1%
CommScope, Inc.
Term Loan B5 3.569% (1-month LIBOR + 2.00%), due 12/29/22	17,023	17,094
Term Loan B5 3.383% (3-month LIBOR + 2.00%), due 12/29/22	988,739	992,859
Zayo Group LLC 2017 Term Loan B1 3.552% (1-month LIBOR + 2.00%), due 1/19/21	79,400	79,539
2017 Incremental Term Loan 3.802% (1-month LIBOR + 2.25%), due 1/19/24	732,122	734,477

		1,823,969

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2017 Term Loan 4.319% (1-month LIBOR + 2.75%), due 2/5/23	1,450,015	1,456,349

Diversified Financial Services 0.0%‡
Vantiv, LLC 2017 Term Loan B1 TBD, due 3/31/25	50,000	50,172

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Food Services 0.1%
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.82% (1-month LIBOR + 2.25%), due 5/24/24	$226,860	$227,459
Aramark Services, Inc. 2017 Term Loan B 3.569% (1-month LIBOR + 2.00%), due 3/28/24	831,060	835,215

		1,062,674

Hotels, Motels, Inns & Gaming 0.3%
Hilton Worldwide Finance LLC Term Loan B2 3.552% (1-month LIBOR + 2.00%), due 10/25/23	2,257,273	2,268,047
Golden Nugget, Inc. 2017 Incremental Term Loan 4.66% (2-month LIBOR + 3.25%), due 10/4/23	445,629	448,573
2017 Incremental Term Loan 4.86% (2-month LIBOR + 3.25%), due 10/4/23	585,568	589,437

		3,306,057

Media 0.2%
Sinclair Television Group, Inc. 2017 Term Loan B TBD, due 5/10/24 (d)	929,000	928,129
Mission Broadcasting, Inc. 2017 Term Loan B2 3.861% (1-month LIBOR + 2.50%), due 1/17/24	87,224	87,464
Nexstar Broadcasting, Inc. 2017 Term Loan B2 3.861% (1-month LIBOR + 2.50%), due 1/17/24	690,753	692,653
Nielsen Finance LLC Term Loan B4 3.432% (1-month LIBOR + 2.00%), due 10/4/23	984,805	988,634

		2,696,880

Retail 0.2%
Pizza Hut Holdings, LLC 1st Lien Term Loan B 3.491% (1-month LIBOR + 2.00%), due 6/16/23	2,146,355	2,156,640

Total Loan Assignments (Cost $15,171,511)		15,211,647

	Principal Amount	Value
Mortgage-Backed Securities 1.8%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	$950,598	$893,181

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class A 3.534%, due 3/10/37 (a)(e)	701,000	712,586
Bank of America Merrill Lynch Large Loan, Inc. (a)(c) Series 2014-FL1, Class D 5.477% (1-month LIBOR + 4.00%), due 12/15/31	100,000	97,329
Series 2014-FL1, Class E 6.977% (1-month LIBOR + 5.50%), due 12/15/31	310,216	294,969
Barclays Commercial Mortgage Securities LLC Series 2015-SRCH, Class A2 4.197%, due 8/10/35 (a)	875,000	944,101
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	404,528
Caesars Palace Las Vegas Trust (a) Series 2017-VICI, Class C 4.138%, due 10/15/34	561,000	576,241
Series 2017-VICI, Class D 4.354%, due 10/15/34 (e)	606,000	618,406
Series 2017-VICI, Class E 4.354%, due 10/15/34 (e)	795,000	772,008
Citigroup Commercial Mortgage Trust (a)(c) Series 2017-MDRB, Class B 3.227% (1-month LIBOR + 1.75%), due 7/15/30	336,000	336,141
Series 2017-MDRB, Class C 3.977% (1-month LIBOR + 2.50%), due 7/15/30	212,000	212,087
GS Mortgage Securities Trust (a)
Series 2017-375H, Class A 3.591%, due 9/10/37 (e)	511,000	520,723
Series 2014-GSFL, Class E 7.427% (1-month LIBOR + 5.95%), due 7/15/31 (c)	370,000	371,057
GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class E 5.877% (1-month LIBOR + 4.40%), due 8/15/32 (a)(c)	606,000	607,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2 3.087%, due 3/5/37 (a)	$284,000	$281,236
JP Morgan Chase Commercial Mortgage Securities Trust (a) Series 2016-WIKI, Class C 3.554%, due 10/5/31	131,000	131,755
Series 2015-UES, Class E 3.621%, due 9/5/32 (f)	425,000	423,941
Series 2016-WIKI, Class D 4.009%, due 10/5/31 (e)	200,000	200,938
Series 2010-C2, Class E 5.662%, due 11/15/43 (e)	299,000	299,800
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM 6.319%, due 4/15/41 (e)	443,000	440,190
Series 2006-C1, Class AJ 5.276%, due 2/15/41 (f)	441	441
Morgan Stanley Mortgage Capital Holdings LLC (a) Series 2017-237P, Class A 3.397%, due 9/13/39	671,000	679,787
Series 2017-237P, Class B 3.69%, due 9/13/39	117,000	118,377
Shops at Crystals Trust Series 2016-CSTL, Class A 3.126%, due 7/5/36 (a)	509,000	500,242
Starwood Retail Property Trust (a)(c)
Series 2014-STAR, Class D 4.727% (1-month LIBOR + 3.25%), due 11/15/27	882,000	834,582
Series 2014-STAR, Class E 5.627% (1-month LIBOR + 4.15%), due 11/15/27	526,000	484,867
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ 5.413%, due 12/15/43 (f)	473,519	483,008
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (e)	658,077	668,139
Series 2007-C34, Class AJ 6.084%, due 5/15/46 (e)	248,539	254,859
Worldwide Plaza Trust Series 2017-WWP, Class A 3.526%, due 11/10/36 (a)	469,000	481,859

		12,752,099

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 0.6%
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (c)
Series 2014-DN2, Class M3 5.152% (1-month USD-LIBOR-BBA + 3.60%), due 4/25/24	$996,000	$1,111,115
Series 2014-DN1, Class M3 5.83% (1-month USD-LIBOR-BBA + 4.50%), due 2/25/24	1,378,000	1,609,714
Federal National Mortgage Association (c)
Series 2014-C03, Class 1M2 4.33% (1-month USD-LIBOR-BBA + 3.00%), due 7/25/24	982,864	1,050,589
Series 2014-C04, Class 1M2 6.23% (1-month USD-LIBOR-BBA + 4.90%), due 11/25/24	537,202	614,645
Madison Avenue Mortgage Trust Series 2017-330M, Class A 3.294%, due 8/15/34 (a)(f)	302,000	303,885
Station Place Securitization Trust (a)(d)(f)
Series 2017-LD1, Class A 2.15%, due 11/25/50 (g)	1,080,000	1,080,000
Series 2017-LD1, Class B 2.35%, due 11/25/50 (g)	270,000	270,000
Series 2017-3, Class A 2.294%, due 7/24/18	1,127,000	1,127,187

		7,167,135

Total Mortgage-Backed Securities (Cost $20,880,761)		20,812,415

U.S. Government & Federal Agencies 16.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.8%
3.00%, due 1/1/45	422,759	423,147
3.00%, due 10/1/46	1,581,019	1,583,391
3.00%, due 12/1/46	2,447,276	2,450,950
3.50%, due 2/1/44	541,099	557,481
3.50%, due 7/1/46	1,378,104	1,427,419
3.50%, due 9/1/47	2,781,137	2,863,365
3.50%, due 10/1/47	1,108,352	1,139,928
3.50%, due 10/1/47	641,036	659,299
3.50%, due 12/1/47	2,042,680	2,110,268
4.00%, due 6/1/47	1,065,688	1,126,252
4.00%, due 8/1/47	1,023,234	1,071,071
4.00%, due 9/1/47	713,217	745,902
4.50%, due 5/1/44	1,185,405	1,275,692
4.50%, due 6/1/46	1,014,170	1,092,160
5.00%, due 3/1/42	359,730	394,615
5.50%, due 10/1/36	191,251	213,935
5.50%, due 8/1/41	493,077	551,998

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 4/1/40	$991,335	$1,140,917

		20,827,790

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.00%, due 10/1/45	94,419	94,470
3.00%, due 1/1/46	7,421	7,426
3.00%, due 3/1/46	418,059	418,272
3.00%, due 11/1/46	385,054	386,005
3.00%, due 2/1/47	321,026	322,953
3.00%, due 11/1/47	97,848	97,898
3.00%, due 12/1/47	64,000	64,033
3.00%, due 2/1/48 TBA (h)	463,000	462,394
3.50%, due 2/1/43	1,735,709	1,788,972
3.50%, due 4/1/44	712,652	737,736
3.50%, due 2/1/45	1,479,762	1,525,308
3.50%, due 12/1/45	374,146	387,266
3.50%, due 1/1/46	1,916,604	1,983,812
3.50%, due 7/1/46	1,405,297	1,452,321
3.50%, due 8/1/46	2,697,937	2,779,628
3.50%, due 12/1/46	82,735	85,209
3.50%, due 1/1/47	326,504	336,265
3.50%, due 6/1/47	48,756	50,226
3.50%, due 7/1/47	246,751	254,596
3.50%, due 8/1/47	851,433	876,393
3.50%, due 9/1/47	2,289,253	2,353,689
3.50%, due 10/1/47	1,924,092	1,977,321
3.50%, due 11/1/47	222,518	230,154
3.50%, due 12/1/47	343,000	354,185
3.50%, due 2/1/48 TBA (h)	5,360,000	5,494,628
3.50%, due 5/1/56	1,639,076	1,685,762
4.00%, due 8/1/46	130,170	137,712
4.00%, due 10/1/46	457,502	483,618
4.00%, due 3/1/47	104,433	110,438
4.00%, due 4/1/47	223,069	235,624
4.00%, due 5/1/47	4,436,384	4,686,668
4.00%, due 6/1/47	1,198,179	1,263,012
4.00%, due 7/1/47	2,342,688	2,475,736
4.00%, due 8/1/47	2,951,282	3,104,725
4.00%, due 9/1/47	913,834	964,788
4.00%, due 10/1/47	1,006,502	1,061,710
4.00%, due 11/1/47	484,422	509,879
4.00%, due 1/1/48 TBA (h)	22,291,000	23,310,566
4.50%, due 11/1/42	169,357	182,773
4.50%, due 10/1/44	477,117	517,520
4.50%, due 3/1/45	793,225	860,492
4.50%, due 6/1/45	387,521	414,880
4.50%, due 7/1/46	486,581	524,707
4.50%, due 11/1/46	313,765	339,146

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 12/1/46	$399,708	$429,709
4.50%, due 2/1/47	701,378	756,550
4.50%, due 5/1/47	616,665	666,302
4.50%, due 6/1/47	500,849	539,923
4.50%, due 7/1/47	899,443	969,177
4.50%, due 8/1/47	471,981	508,575
4.50%, due 9/1/47	3,209,750	3,434,968
4.50%, due 10/1/47	88,483	95,344
4.50%, due 11/1/47	299,195	322,392
5.00%, due 5/1/41	477,521	515,483
5.00%, due 7/1/44	677,590	743,875
5.50%, due 12/1/39	345,022	380,440
5.50%, due 3/1/40	361,984	404,472
5.50%, due 4/1/40	784,536	862,931
5.50%, due 2/1/41	208,345	232,813
5.50%, due 5/1/41	277,434	305,694
5.50%, due 6/1/41	358,693	400,150
5.50%, due 12/1/41	356,265	392,789
5.50%, due 2/1/42	1,460,602	1,607,922
6.00%, due 10/1/35	290,132	328,791
6.00%, due 12/1/35	309,699	351,667
6.00%, due 2/1/37	58,430	67,176
6.00%, due 10/1/38	211,527	238,434

		81,946,493

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
4.00%, due 1/15/45	1,459,758	1,534,762
4.00%, due 7/15/47	1,426,649	1,498,227
4.00%, due 8/15/47	287,356	301,796
4.00%, due 8/20/47	239,999	251,949
4.50%, due 10/20/41	559,587	587,852
4.50%, due 8/15/46	1,481,466	1,595,354

		5,769,940

United States Treasury Bonds 1.8%
2.25%, due 8/15/46	5,983,000	5,397,087
2.75%, due 8/15/47	3,641,000	3,645,551
2.75%, due 11/15/47	8,061,000	8,074,225
3.00%, due 2/15/47	1,264,000	1,329,323
3.00%, due 5/15/47	2,045,000	2,150,046

		20,596,232

♦United States Treasury Notes 5.7%
1.25%, due 8/31/19	1,088,000	1,076,907
1.375%, due 7/31/19	136,000	134,975
1.375%, due 9/30/19	2,488,000	2,466,522
1.50%, due 10/31/19	5,646,000	5,607,184
1.625%, due 10/15/20	1,396,000	1,383,621
1.625%, due 2/15/26	1,143,000	1,079,421
1.75%, due 11/30/19	22,288,000	22,232,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.75%, due 11/15/20	$6,285,000	$6,248,910
1.875%, due 9/30/22	1,984,000	1,955,247
2.00%, due 11/30/22	616,000	610,393
2.00%, due 5/31/24	2,921,000	2,866,459
2.00%, due 11/15/26	1,198,000	1,159,393
2.125%, due 9/30/24	556,000	549,007
2.25%, due 11/15/25	1,382,000	1,369,854
2.25%, due 8/15/27	2,873,000	2,832,598
2.25%, due 11/15/27	13,638,000	13,445,683

		65,018,454

Total U.S. Government & Federal Agencies (Cost $195,168,486)		194,158,909

Total Long-Term Bonds (Cost $427,529,239)		428,698,582

	Shares
Common Stocks 61.9%
Aerospace & Defense 4.4%
♦Boeing Co.	100,943	29,769,100
General Dynamics Corp.	49,343	10,038,833
Northrop Grumman Corp.	34,646	10,633,204

		50,441,137

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	63,996	7,625,123

Automobiles 1.0%
General Motors Co.	293,750	12,040,812

Banks 1.8%
U.S. Bancorp	392,693	21,040,491

Beverages 0.6%
Dr. Pepper Snapple Group, Inc.	70,769	6,868,839

Biotechnology 1.9%
AbbVie, Inc.	27,544	2,663,780
Amgen, Inc.	113,198	19,685,132

		22,348,912

Capital Markets 4.0%
Blackstone Group L.P.	221,234	7,083,913
♦CME Group, Inc.	159,425	23,284,021
Morgan Stanley	75,357	3,953,982
TD Ameritrade Holding Corp.	226,440	11,577,877

		45,899,793

Chemicals 1.9%
♦LyondellBasell Industries N.V., Class A	197,580	21,797,026

	Shares	Value
Consumer Finance 1.6%
American Express Co.	60,666	$6,024,740
Synchrony Financial	331,721	12,807,748

		18,832,488

Equity Real Estate Investment Trusts 1.6%
Colony NorthStar, Inc., Class A	397,436	4,534,745
Crown Castle International Corp.	50,272	5,580,695
Invitation Homes, Inc.	53,711	1,265,968
MGM Growth Properties LLC, Class A	118,197	3,445,443
Outfront Media, Inc.	161,122	3,738,030

		18,564,881

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	95,369	17,750,078
Kroger Co.	246,568	6,768,292
Sysco Corp.	185,476	11,263,957

		35,782,327

Food Products 0.7%
Hershey Co.	69,037	7,836,390

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	28,578	1,630,946
Medtronic PLC	189,048	15,265,626

		16,896,572

Health Care Providers & Services 0.9%
Aetna, Inc.	54,722	9,871,302

Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	38,845	6,686,001
Norwegian Cruise Line Holdings, Ltd. (i)	66,644	3,548,793
Six Flags Entertainment Corp.	71,737	4,775,532
Starbucks Corp.	124,378	7,143,029

		22,153,355

Household Products 0.3%
Kimberly-Clark Corp.	26,125	3,152,242

Industrial Conglomerates 1.8%
Honeywell International, Inc.	137,267	21,051,267

Insurance 0.5%
Progressive Corp.	110,876	6,244,536

Internet & Direct Marketing Retail 1.3%
Priceline Group, Inc. (i)	8,801	15,293,850

Internet Software & Services 2.4%
♦Alphabet, Inc., Class C (i)	26,115	27,326,736

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 3.9%
Accenture PLC, Class A	73,021	$11,178,785
Automatic Data Processing, Inc.	25,267	2,961,040
♦Mastercard, Inc.	204,565	30,962,958

		45,102,783

Leisure Products 0.6%
Hasbro, Inc.	59,831	5,438,040
Mattel, Inc.	104,209	1,602,734

		7,040,774

Machinery 0.4%
Deere & Co.	31,466	4,924,744

Media 1.8%
Comcast Corp., Class A	460,520	18,443,826
Madison Square Garden Co., Class A (i)	11,004	2,320,193

		20,764,019

Oil, Gas & Consumable Fuels 1.2%
Suncor Energy, Inc.	366,232	13,447,107

Personal Products 0.8%
Estee Lauder Cos., Inc., Class A	70,172	8,928,685

Pharmaceuticals 2.2%
Allergan PLC	58,081	9,500,890
Bristol-Myers Squibb Co.	89,105	5,460,355
Eli Lilly & Co.	78,646	6,642,441
Merck & Co., Inc.	57,827	3,253,925

		24,857,611

Real Estate Management & Development 0.9%
CBRE Group, Inc., Class A (i)	227,336	9,845,922

Road & Rail 1.4%
CSX Corp.	288,183	15,852,947

Semiconductors & Semiconductor Equipment 2.1%
Intel Corp.	326,646	15,077,979
Lam Research Corp.	52,640	9,689,445

		24,767,424

Software 5.7%
Activision Blizzard, Inc.	41,598	2,633,985
Adobe Systems, Inc. (i)	105,728	18,527,775
♦Microsoft Corp.	474,977	40,629,533
Salesforce.com, Inc. (i)	33,217	3,395,774

		65,187,067

Specialty Retail 1.9%
♦Home Depot, Inc.	115,607	21,910,995

	Shares	Value
Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	126,155	$21,349,211

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc., Class B	176,387	11,033,007

Tobacco 2.2%
♦Altria Group, Inc.	348,360	24,876,388

Total Common Stocks (Cost $525,429,657)		710,956,763

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $32,256,837 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $32,735,000 and a Market Value of $32,904,895)	$32,254,901	32,254,901

Total Short-Term Investment (Cost $32,254,901)		32,254,901

Total Investments (Cost $985,213,797)	102.0%	1,171,910,246
Other Assets, Less Liabilities	(2.0)	(23,475,743)
Net Assets	100.0%	$1,148,434,503

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(d)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $3,370,368, which represented 0.3% of the Portfolio’s net assets. (Unaudited)

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2017 (continued)

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $1,350,000, which represented 0.1% of the Portfolio’s net assets.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of
December 31, 2017, the total net market value of these securities was $29,267,588, which represented 2.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(i)	Non-income producing security.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

LIBOR—London InterBank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,426,824	$—	$15,426,824
Corporate Bonds	—	183,088,787	—	183,088,787
Loan Assignments	—	15,211,647	—	15,211,647
Mortgage-Backed Securities	—	20,812,415	—	20,812,415
U.S. Government & Federal Agencies	—	194,158,909	—	194,158,909

Total Long-Term Bonds	—	428,698,582	—	428,698,582

Common Stocks	710,956,763	—	—	710,956,763
Short-Term Investment
Repurchase Agreement	—	32,254,901	—	32,254,901

Total Investments in Securities	$710,956,763	$460,953,483	$—	$1,171,910,246

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $985,213,797)	$1,171,910,246
Receivables:
Investment securities sold	11,030,465
Dividends and interest	4,047,617
Fund shares sold	306,882

Total assets	1,187,295,210

Liabilities
Payables:
Investment securities purchased	37,716,649
Manager (See Note 3)	533,201
Fund shares redeemed	316,916
NYLIFE Distributors (See Note 3)	154,655
Shareholder communication	67,569
Professional fees	56,363
Custodian	11,537
Trustees	1,393
Accrued expenses	2,424

Total liabilities	38,860,707

Net assets	$1,148,434,503

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$87,448
Additional paid-in capital	881,085,735

881,173,183
Undistributed net investment income	19,667,035
Accumulated net realized gain (loss) on investments and foreign currency transactions	60,897,828
Net unrealized appreciation (depreciation) on investments	186,696,449
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	8

Net assets	$1,148,434,503

Initial Class
Net assets applicable to outstanding shares	$417,995,689

Shares of beneficial interest outstanding	31,725,826

Net asset value per share outstanding	$13.18

Service Class
Net assets applicable to outstanding shares	$730,438,814

Shares of beneficial interest outstanding	55,722,072

Net asset value per share outstanding	$13.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$14,959,111
Interest	12,357,403

Total income	27,316,514

Expenses
Manager (See Note 3)	5,934,937
Distribution/Service—Service Class (See Note 3)	1,674,431
Shareholder communication	129,672
Professional fees	116,591
Trustees	26,123
Custodian	13,869
Miscellaneous	42,659

Total expenses before waiver/reimbursement	7,938,282
Expense waiver/reimbursement from Manager (See Note 3)	(19,770)

Net expenses	7,918,512

Net investment income (loss)	19,398,002

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	64,043,146
Foreign currency transactions	645

Net realized gain (loss) on investments and foreign currency transactions	64,043,791

Net change in unrealized appreciation (depreciation) on:
Investments	96,543,898
Translation of other assets and liabilities in foreign currencies	8

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	96,543,906

Net realized and unrealized gain (loss) on investments and foreign currency transactions	160,587,697

Net increase (decrease) in net assets resulting from operations	$179,985,699

(a)	Dividends recorded net of foreign withholding taxes in the amount of $37,599.

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,398,002	$17,411,006
Net realized gain (loss) on investments and foreign currency transactions	64,043,791	45,585,056
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	96,543,906	(17,501,558)

Net increase (decrease) in net assets resulting from operations	179,985,699	45,494,504

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(7,208,563)	(7,623,180)
Service Class	(10,722,145)	(10,269,274)

	(17,930,708)	(17,892,454)

From net realized gain on investments:
Initial Class	(16,923,308)	(19,433,692)
Service Class	(28,720,132)	(29,876,227)

	(45,643,440)	(49,309,919)

Total dividends and distributions to shareholders	(63,574,148)	(67,202,373)

Capital share transactions:
Net proceeds from sale of shares	91,749,219	92,050,256
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	63,574,148	67,202,373
Cost of shares redeemed	(144,368,232)	(137,783,018)

Increase (decrease) in net assets derived from capital share transactions	10,955,135	21,469,611

Net increase (decrease) in net assets	127,366,686	(238,258)

Net Assets
Beginning of year	1,021,067,817	1,021,306,075

End of year	$1,148,434,503	$1,021,067,817

Undistributed net investment income at end of year	$19,667,035	$17,799,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017		2016	2015	2014	2013
Net asset value at beginning of year	$11.82		$12.11	$13.13	$12.47	$10.55

Net investment income (loss) (a)	0.25		0.22	0.24	0.24	0.20
Net realized and unrealized gain (loss) on investments	1.89		0.32	(0.17)	0.84	1.91
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	2.14		0.54	0.07	1.08	2.11

Less dividends and distributions:
From net investment income	(0.23)		(0.23)	(0.25)	(0.19)	(0.17)
From net realized gain on investments	(0.55)		(0.60)	(0.84)	(0.23)	(0.02)

Total dividends and distributions	(0.78)		(0.83)	(1.09)	(0.42)	(0.19)

Net asset value at end of year	$13.18		$11.82	$12.11	$13.13	$12.47

Total investment return (b)	18.35%		4.70%	0.70%	8.68%	20.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%		1.87%	1.84%	1.85%	1.77%
Net expenses	0.58%		0.59%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement)	0.58	%(c)	0.59%	0.58%	0.59%	0.59%
Portfolio turnover rate	73	%(d)	74%	76%	86%	74%
Net assets at end of year (in 000’s)	$417,996		$401,219	$429,680	$478,480	$493,872

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 66% for the period ended December 31, 2017.

	Year ended December 31,
Service Class	2017		2016	2015	2014	2013
Net asset value at beginning of year	$11.77		$12.06	$13.08	$12.44	$10.53

Net investment income (loss) (a)	0.22		0.19	0.21	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.88		0.32	(0.17)	0.82	1.90
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	2.10		0.51	0.04	1.03	2.08

Less dividends and distributions:
From net investment income	(0.21)		(0.20)	(0.22)	(0.16)	(0.15)
From net realized gain on investments	(0.55)		(0.60)	(0.84)	(0.23)	(0.02)

Total dividends and distributions	(0.76)		(0.80)	(1.06)	(0.39)	(0.17)

Net asset value at end of year	$13.11		$11.77	$12.06	$13.08	$12.44

Total investment return (b)	18.05%		4.44%	0.45%	8.41%	19.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%		1.62%	1.60%	1.61%	1.52%
Net expenses	0.83%		0.84%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement)	0.83	%(c)	0.84%	0.83%	0.84%	0.84%
Portfolio turnover rate	73	%(d)	74%	76%	86%	74%
Net assets at end of year (in 000’s)	$730,439		$619,849	$591,626	$568,868	$512,495

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 66% for the period ended December 31, 2017.

28	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (formerly known as MainStay VP Janus Balanced Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

29

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

30	MainStay VP Janus Henderson Balanced Portfolio

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the

31

Notes to Financial Statements (continued)

agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks

32	MainStay VP Janus Henderson Balanced Portfolio

inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.55%.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets in excess of $1 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2017, the effective management fee rate was 0.55%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $5,934,937 and waived fees/reimbursed expenses in the amount of $19,770.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$987,134,008	$195,828,352	$(11,052,114)	$184,776,238

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$24,361,343	$58,078,329	$45,402	$184,776,246	$267,261,320

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

33

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$400,539	$(400,519)	$(20)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), partnerships, debt vs equity sale adjustment received and REITs.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$17,930,708	$45,643,440	$17,892,454	$49,309,919

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $468,947 and $389,377, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $319,147 and $391,600, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	546,181	$6,922,350
Shares issued to shareholders in reinvestment of dividends and distributions	1,910,033	24,131,871
Shares redeemed	(4,663,116)	(59,106,901)

Net increase (decrease)	(2,206,902)	$(28,052,680)

Year ended December 31, 2016:
Shares sold	806,070	$9,618,754
Shares issued to shareholders in reinvestment of dividends and distributions	2,354,942	27,056,872
Shares redeemed	(4,714,821)	(56,140,523)

Net increase (decrease)	(1,553,809)	$(19,464,897)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	6,701,711	$84,826,869
Shares issued to shareholders in reinvestment of dividends and distributions	3,135,850	39,442,277
Shares redeemed	(6,774,086)	(85,261,331)

Net increase (decrease)	3,063,475	$39,007,815

Year ended December 31, 2016:
Shares sold	6,981,875	$82,431,502
Shares issued to shareholders in reinvestment of dividends and distributions	3,507,761	40,145,501
Shares redeemed	(6,892,031)	(81,642,495)

Net increase (decrease)	3,597,605	$40,934,508

34	MainStay VP Janus Henderson Balanced Portfolio

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Janus Henderson Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of MainStay VP Janus Henderson Balanced Portfolio, formerly known as MainStay VP Janus Balanced Portfolio, (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

36	MainStay VP Janus Henderson Balanced Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Janus in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Janus (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Janus together with responses from New York Life Investments and Janus to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Janus personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Janus. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Janus. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Janus

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Janus and continuous analysis of, and interactions with, Janus with respect to, among other things, Portfolio investment performance and risk as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Janus provides to the Portfolio. The Board evaluated Janus’ experience in serving as subadvisor to the Portfolio and managing other portfolios and Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus, and Janus’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Janus’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Janus. The Board reviewed Janus’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Janus’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts

38	MainStay VP Janus Henderson Balanced Portfolio

by New York Life Investments and Janus to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus

The Board considered the costs of the services provided by New York Life Investments and Janus under the Agreements and the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio. Because Janus’ subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Janus must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Janus concerning other business relationships between Janus and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Janus, the Board concluded that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus and are based on fees paid to Janus by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Janus are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed a reduction in the management fee at a certain management fee breakpoint and an additional management fee breakpoint for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

40	MainStay VP Janus Henderson Balanced Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay VP Janus Henderson Balanced Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

43

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Janus Henderson Balanced Portfolio

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MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761334	MSVPJB11-02/18 (NYLIAC) NI524

MainStay VP MFS® Utilities Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	14.72%	8.22%	8.53%	0.77%
Service Class Shares	2/17/2012	14.44	7.95	8.26	1.02

Benchmark Performance	One Year	Five Years	Since Inception
Dow Jones Global Utilities Index[2]	15.94%	8.11%	6.97%
Morningstar Utilities Category Average[3]	11.83	11.08	9.61

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Dow Jones Global Utilities Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,043.50	$3.91	$1,021.40	$3.87	0.76%

Service Class Shares	$1,000.00	$1,042.20	$5.20	$1,020.10	$5.14	1.01%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MFS® Utilities Portfolio

Country Composition as of December 31, 2017 (Unaudited)

United States	64.5%
Spain	7.4
Canada	6.4
Italy	3.4
Sweden	2.7
United Kingdom	2.0
Brazil	1.9
France	1.8
China	1.7
Netherlands	1.2
Greece	1.0
Russia	0.9
Portugal	0.8

Thailand	0.7%
Denmark	0.6
India	0.6
Japan	0.6
Chile	0.5
Australia	0.4
Indonesia	0.4
Mexico	0.3
Luxembourg	0.2
Germany	0.1
Other Assets, Less Liabilities	–0.1

100.0%

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	EDP Renovaveis S.A. (Spain)

4.	PPL Corp.

5.	Enel S.p.A. (Italy)
6.	American Tower Corp.

7.	Com Hem Holding AB (Sweden)

8.	American Electric Power Co., Inc.

9.	Enterprise Products Partners, L.P.

10.	Comcast Corp., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, Claud P. Davis, CFA, CPA, and Scott Walker of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP MFS® Utilities Portfolio returned 14.72% for Initial Class shares and 14.44% for Service Class shares. Over the same period, both share classes underperformed the 15.94% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s benchmark, and outperformed the 11.83% return of the Morningstar Utilities Category Average.2

Were there any changes to the Portfolio during the reporting period?

Effective September 15, 2017, Scott Walker became a portfolio manager of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated August 31, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Relative to the Dow Jones Global Utilities Index, the Portfolio’s overweight position and weak stock selection in the natural gas pipeline industry were primary detractors. During the reporting period, the Portfolio was underweight relative to the Index in foreign companies, which detracted from relative performance as international utilities outperformed U.S. utilities.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Having long exposure to U.S. dollar currency forwards detracted from the Portfolio’s performance relative to the Dow Jones Global Utilities Index.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

The strongest positive contributors to the Portfolio’s performance relative to the Dow Jones Global Utilities Index were the electric power and wireless communications industries. (Contributions take weightings and total returns into account.)

Relative to the Index, natural gas pipeline was the Portfolio’s weakest-performing industry.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, power generation company NRG Energy, electricity provider NextEra, and electricity and telecommunication services provider Com Hem (Sweden) made the strongest positive contributions to the Portfolio’s absolute performance. Over the same period, media company Altice USA, telecommunications company Frontier Communications, and oil & gas pipeline operator Energy Transfer Partners were the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in power producer Southern Company, cable and telecommunications company Altice USA, and Canadian power company Emera. Over the same period, the Portfolio eliminated its position in cable TV company Charter Communications, reduced exposure to natural gas distributor Sempra Energy and eliminated its position in Portugal-based power company EDP.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to wireless communications, telephone services and electric power. Over the same period, the Portfolio reduced its exposure to natural gas distribution and cable TV.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held an underweight position relative to the Dow Jones Global Utilities Index in electric power. As of the same date, the Portfolio held overweight positions relative to the Index in natural gas pipeline, telephone services and wireless communications.

1.	See footnote on page 5 for more information on the Dow Jones Global Utilities Index.
2.	See footnote on page 5 for more information on the Morningstar Utilities Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MFS® Utilities Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value

Common Stocks 91.6%†
Commercial Services & Supplies 0.7%
Covanta Holding Corp.	567,295	$9,587,285

Diversified Telecommunication Services 9.3%
Cellnex Telecom S.A. (Spain) (a)	637,986	16,343,149
♦Com Hem Holding AB (Sweden)	2,376,024	36,322,050
Hellenic Telecommunications Organization S.A. (Greece)	912,060	12,584,847
Koninklijke KPN N.V. (Netherlands)	4,600,597	16,052,227
Orange S.A. (France)	722,748	12,552,556
TDC A/S (Denmark)	1,303,435	8,010,053
Telefonica Brasil S.A., ADR (Brazil)	479,933	7,117,406
Telesites S.A.B. de C.V. (Mexico) (b)	3,561,500	2,702,484
TELUS Corp. (Canada)	317,141	12,014,522

		123,699,294

Electric Utilities 34.3%
Alupar Investimento S.A. (Brazil)	276,400	1,537,361
♦American Electric Power Co., Inc.	443,967	32,662,652
Avangrid, Inc.	264,076	13,356,964
Duke Energy Corp.	242,732	20,416,189
Edison International	259,456	16,407,997
Emera, Inc. (Canada)	690,965	25,824,611
Enel Americas S.A. (Chile)	2,137,983	475,957
Enel Americas S.A., ADR (Chile)	545,888	6,097,569
♦Enel S.p.A. (Italy)	7,355,243	45,273,190
Eversource Energy	63,691	4,023,997
♦Exelon Corp.	2,194,684	86,492,496
Great Plains Energy, Inc.	290,503	9,365,817
Iberdrola S.A. (Spain)	3,273,079	25,369,722
♦NextEra Energy, Inc.	322,184	50,321,919
PG&E Corp.	444,612	19,931,956
♦PPL Corp.	1,552,409	48,047,059
Southern Co.	535,993	25,775,903
SSE PLC (United Kingdom)	1,137,998	20,281,390
Westar Energy, Inc.	37,218	1,965,110

		453,627,859

Equity Real Estate Investment Trusts 2.2%
♦American Tower Corp.	201,642	28,768,264

Gas Utilities 1.6%
APA Group (Australia)	726,210	4,719,991
China Resources Gas Group, Ltd. (China)	4,440,000	16,111,150

		20,831,141

Independent Power & Renewable Electricity Producers 14.5%
AES Corp.	2,156,162	23,351,234
Calpine Corp. (b)	442,793	6,699,458

	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
China Longyuan Power Group Corp., Ltd. (China), Class H	10,308,000	$7,335,669
Dynegy, Inc. (b)	1,845,708	21,871,640
♦EDP Renovaveis S.A. (Spain)	6,742,218	56,360,560
Engie Brasil Energia S.A. (Brazil)	604,500	6,471,254
NextEra Energy Partners, L.P.	421,429	18,167,804
NRG Energy, Inc.	972,172	27,687,459
NRG Yield, Inc.
Class A	535,489	10,093,968
Class C	279,299	5,278,751
NTPC, Ltd. (India)	2,809,922	7,763,578
Vistra Energy Corp. (b)	35,617	652,503

		191,733,878

Media 4.3%
Altice U.S.A., Inc., Class A (b)	885,820	18,805,959
♦Comcast Corp., Class A	700,559	28,057,388
NOS SGPS S.A. (Portugal)	1,609,402	10,584,029

		57,447,376

Multi-Utilities 3.7%
Ameren Corp.	74,283	4,381,954
Dominion Energy, Inc.	26,430	2,142,416
NiSource, Inc.	26,680	684,876
Public Service Enterprise Group, Inc.	309,993	15,964,639
RWE A.G (Germany) (b)	33,583	685,007
SCANA Corp.	17,596	699,969
Sempra Energy	119,865	12,815,966
Suez (France)	649,233	11,423,767

		48,798,594

Oil, Gas & Consumable Fuels 16.8%
Cheniere Energy, Inc. (b)	435,243	23,433,483
Enbridge, Inc. (Canada)	661,325	25,863,753
Energy Transfer Partners, L.P.	981,193	17,582,979
♦Enterprise Products Partners, L.P.	1,226,753	32,521,222
EQT GP Holdings, L.P.	44,957	1,209,343
EQT Midstream Partners, L.P.	268,064	19,595,478
Kinder Morgan, Inc.	440,038	7,951,487
Plains All American Pipeline, L.P.	168,468	3,477,180
Plains GP Holdings, L.P., Class A (b)	474,156	10,407,724
SemGroup Corp., Class A	158,714	4,793,163
Shell Midstream Partners, L.P.	199,633	5,953,056
Tallgrass Energy GP, L.P.	295,416	7,604,008
Targa Resources Corp.	226,458	10,965,096
TransCanada Corp. (Canada)	440,549	21,442,154
Western Gas Equity Partners, L.P.	208,626	7,752,542
Williams Cos., Inc.	369,891	11,277,977
Williams Partners, L.P.	283,430	10,991,415

		222,822,060

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Water Utilities 0.8%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	1,004,000	$10,390,799

Wireless Telecommunication Services 3.4%
Advanced Info Service PCL (Thailand)	1,543,400	9,045,394
America Movil S.A.B. de C.V., Class L, Sponsored ADR (Mexico)	117,658	2,017,835
KDDI Corp. (Japan)	299,300	7,449,628
Millicom International Cellular S.A. (Luxembourg)	33,119	2,236,706
Mobile TeleSystems PJSC, Sponsored ADR (Russia)	1,134,623	11,561,809
PT XL Axiata Tbk (Indonesia) (b)	24,655,500	5,379,052
Vodafone Group PLC (United Kingdom)	2,210,839	7,014,670

		44,705,094

Total Common Stocks (Cost $1,107,290,859)		1,212,411,644

Convertible Preferred Stocks 4.1%
Diversified Telecommunication Services 0.0%‡
Frontier Communications Corp. 11.125%	31,895	345,104

Electric Utilities 1.7%
♦Nextera Energy, Inc.
6.123%	263,256	14,794,987
6.371%	106,095	7,382,090

		22,177,077

Equity Real Estate Investment Trusts 0.6%
♦American Tower Corp. 5.50%	64,915	8,163,061

Independent Power & Renewable Electricity Producers 0.3%
Dynegy, Inc. 7.00%	58,478	4,632,627

Multi-Utilities 0.8%
Dominion Energy, Inc. 6.75%	198,775	10,268,717

Oil, Gas & Consumable Fuels 0.7%
Anadarko Petroleum Corp. 7.50%	254,344	8,815,563

Total Convertible Preferred Stocks (Cost $53,495,574)		54,402,149

	Principal Amount	Value
Short-Term Investments 4.4%
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $102,797 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $105,000 and a Market Value of $105,545)	$102,791	$102,791

Total Repurchase Agreement (Cost $102,791)		102,791

U.S. Government & Federal Agencies 4.4%
Federal Home Loan Bank Discount Notes 0.76%, due 1/2/18 (c)	57,665,000	57,663,799

Total U.S. Government & Federal Agencies (Cost $57,663,799)		57,663,799

Total Short-Term Investments (Cost $57,766,590)		57,766,590

Total Investments (Cost $1,218,553,023)	100.1%	1,324,580,383
Other Assets, Less Liabilities	(0.1)	(1,105,517)
Net Assets	100.0%	$1,323,474,866

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Interest rate shown represents yield to maturity.

10	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2017, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/12/18	Barclays Bank plc	EUR	569,852	$666,702	$17,397
Euro vs. U.S. Dollar	1/12/18	BNP Paribas S.A.		1,019,940	1,205,872	18,552
Euro vs. U.S. Dollar	1/12/18	Citibank N.A.		670,849	791,718	13,627
Euro vs. U.S. Dollar	1/12/18	Deutsche Bank AG		917,335	1,083,713	17,535
Euro vs. U.S. Dollar	1/12/18	JPMorgan Chase Bank N.A.		434,904	513,604	8,492
Pound Sterling vs. U.S. Dollar	1/12/18	HSBC Bank USA	GBP	978,511	1,300,899	20,610
Pound Sterling vs. U.S. Dollar	1/12/18	JPMorgan Chase Bank N.A.		449,401	590,565	16,363

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	1/12/18	Barclays Bank PLC	CAD	967,014	766,805	(2,666)
Canadian Dollar vs. U.S. Dollar	1/12/18	BNP Paribas S.A.		1,454,237	1,135,240	(21,924)
Canadian Dollar vs. U.S. Dollar	1/12/18	Citibank N.A.		38,022,353	30,128,905	(126,206)
Canadian Dollar vs. U.S. Dollar	1/12/18	Deutsche Bank AG		440,178	345,844	(4,414)
Canadian Dollar vs. U.S. Dollar	1/12/18	Goldman Sachs & Co.		914,040	712,595	(14,724)
Canadian Dollar vs. U.S. Dollar	1/12/18	JPMorgan Chase Bank N.A.		404,501	318,316	(3,554)
Canadian Dollar vs. U.S. Dollar	1/12/18	Merrill Lynch International		23,251,204	18,614,961	113,536
Canadian Dollar vs. U.S. Dollar	1/12/18	Morgan Stanley & Co.		409,622	322,045	(3,898)
Canadian Dollar vs. U.S. Dollar	1/12/18	State Street Bank and Trust		205,002	159,040	(4,084)
Euro vs. U.S. Dollar	1/12/18	Barclays Bank PLC	EUR	270,407	314,523	(10,097)
Euro vs. U.S. Dollar	1/12/18	BNP Paribas S.A.		1,534,929	1,790,476	(52,184)
Euro vs. U.S. Dollar	1/12/18	Citibank N.A.		293,301	347,626	(4,479)
Euro vs. U.S. Dollar	1/12/18	Deutsche Bank AG		3,491,133	4,138,052	(53,004)
Euro vs. U.S. Dollar	1/12/18	Goldman Sachs & Co.		1,912,855	2,267,898	(28,458)
Euro vs. U.S. Dollar	1/12/18	HSBC Bank USA		721,000	839,057	(26,494)
Euro vs. U.S. Dollar	1/12/18	JPMorgan Chase Bank N.A.		90,268,797	107,068,177	(1,298,254)
Euro vs. U.S. Dollar	1/12/18	Merrill Lynch International		115,862	138,038	(1,053)
Euro vs. U.S. Dollar	1/12/18	Morgan Stanley & Co.		7,223,174	8,562,351	(108,969)
Euro vs. U.S. Dollar	1/19/18	Morgan Stanley & Co.		3,366,000	3,978,747	(63,701)
Pound Sterling vs. U.S. Dollar	1/12/18	Barclays Bank PLC	GBP	13,117,345	17,379,196	(336,161)
Pound Sterling vs. U.S. Dollar	1/12/18	Citibank N.A.		831,149	1,098,704	(23,787)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(1,961,999)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,212,411,644	$—	$—	$1,212,411,644
Convertible Preferred Stocks	54,402,149	—	—	54,402,149
Short-Term Investments
Repurchase Agreement	—	102,791	—	102,791
U.S. Government & Federal Agencies	—	57,663,799	—	57,663,799

Total Short-Term Investments	—	57,766,590	—	57,766,590

Total Investments in Securities	1,266,813,793	57,766,590	—	1,324,580,383

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	226,112	—	226,112

Total Investments in Securities and Other Financial Instruments	$1,266,813,793	$57,992,702	$—	$1,324,806,495

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(2,188,111)	$—	$(2,188,111)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $231,702,184 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $1,218,553,023)	$1,324,580,383
Receivables:
Dividends and interest	2,803,667
Fund shares sold	231,690
Investment securities sold	183,741
Unrealized appreciation on foreign currency forward contracts	226,112

Total assets	1,328,025,593

Liabilities
Due to Custodian	45,926
Payables:
Fund shares redeemed	843,156
Manager (See Note 3)	814,838
NYLIFE Distributors (See Note 3)	263,732
Foreign capital gains tax (See Note 2(C))	229,256
Shareholder communication	66,050
Professional fees	45,373
Custodian	31,298
Trustees	1,641
Accrued expenses	21,346
Unrealized depreciation on foreign currency forward contracts	2,188,111

Total liabilities	4,550,727

Net assets	$1,323,474,866

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$113,147
Additional paid-in capital	1,217,974,870

1,218,088,017
Undistributed net investment income	7,386,858
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,856,768)
Net unrealized appreciation (depreciation) on investments (a)	105,798,104
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,941,345)

Net assets	$1,323,474,866

Initial Class
Net assets applicable to outstanding shares	$83,261,421

Shares of beneficial interest outstanding	7,087,430

Net asset value per share outstanding	$11.75

Service Class
Net assets applicable to outstanding shares	$1,240,213,445

Shares of beneficial interest outstanding	106,059,659

Net asset value per share outstanding	$11.69

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(229,256).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$37,544,480
Interest	395,510

Total income	37,939,990

Expenses
Manager (See Note 3)	9,524,681
Distribution/Service—Service Class (See Note 3)	3,086,683
Custodian	163,613
Professional fees	121,303
Shareholder communication	118,446
Trustees	32,023
Miscellaneous	68,258

Total expenses	13,115,007

Net investment income (loss)	24,824,983

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	19,703,217
Foreign currency forward transactions	(7,440)
Foreign currency transactions	(12,963,292)

Net realized gain (loss) on investments and foreign currency transactions	6,732,485

Net change in unrealized appreciation (depreciation) on:
Investments (c)	149,103,267
Foreign currency forward contracts	(5,081,498)
Translation of other assets and liabilities in foreign currencies	90,544

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	144,112,313

Net realized and unrealized gain (loss) on investments and foreign currency transactions	150,844,798

Net increase (decrease) in net assets resulting from operations	$175,669,781

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,749,444.

(b)	Realized gain (loss) on investment transactions recorded net of foreign capital gains tax in the amount of $11,108.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(229,256).

14	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,824,983	$19,046,795
Net realized gain (loss) on investments and foreign currency transactions	6,732,485	5,657,038
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	144,112,313	103,748,606

Net increase (decrease) in net assets resulting from operations	175,669,781	128,452,439

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,433,462)	(2,368,667)
Service Class	(47,289,749)	(32,605,544)

	(50,723,211)	(34,974,211)

From net realized gain on investments:
Initial Class	—	(2,076,830)
Service Class	—	(31,448,343)

	—	(33,525,173)

Total dividends and distributions to shareholders	(50,723,211)	(68,499,384)

Capital share transactions:
Net proceeds from sale of shares	97,283,665	98,803,750
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	50,723,211	68,499,384
Cost of shares redeemed	(185,647,663)	(192,707,850)

Increase (decrease) in net assets derived from capital share transactions	(37,640,787)	(25,404,716)

Net increase (decrease) in net assets	87,305,783	34,548,339

Net Assets
Beginning of year	1,236,169,083	1,201,620,744

End of year	$1,323,474,866	$1,236,169,083

Undistributed net investment income at end of year	$7,386,858	$26,707,241

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014		2013
Net asset value at beginning of year	$10.66	$10.15		$13.42	$12.65		$10.89

Net investment income (loss) (a)	0.25	0.19		0.28	0.38		0.37
Net realized and unrealized gain (loss) on investments	1.49	0.88		(2.25)	1.05		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.08		0.13	0.16		(0.05)

Total from investment operations	1.58	1.15		(1.84)	1.59		2.20

Less dividends and distributions:
From net investment income	(0.49)	(0.34)		(0.51)	(0.24)		(0.28)
From net realized gain on investments	—	(0.30)		(0.92)	(0.58)		(0.16)

Total dividends and distributions	(0.49)	(0.64)		(1.43)	(0.82)		(0.44)

Net asset value at end of year	$11.75	$10.66		$10.15	$13.42		$12.65

Total investment return (b)	14.72%	11.43%		(14.35%)	12.68%		20.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.76	%(c)	2.23%	2.81%		3.03%
Net expenses	0.76%	0.75	%(d)	0.77%	0.78	%(e)	0.79%
Portfolio turnover rate	30%	35%		43%	47%		45%
Net assets at end of year (in 000’s)	$83,261	$75,772		$70,368	$82,495		$70,290

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,
Service Class	2017	2016		2015	2014		2013
Net asset value at beginning of year	$10.62	$10.10		$13.36	$12.61		$10.87

Net investment income (loss) (a)	0.22	0.16		0.25	0.35		0.34
Net realized and unrealized gain (loss) on investments	1.47	0.89		(2.24)	1.04		1.87
Net realized and unrealized gain (loss) on foreign currency transactions	(0.16)	0.08		0.13	0.16		(0.05)

Total from investment operations	1.53	1.13		(1.86)	1.55		2.16

Less dividends and distributions:
From net investment income	(0.46)	(0.31)		(0.48)	(0.22)		(0.26)
From net realized gain on investments	—	(0.30)		(0.92)	(0.58)		(0.16)

Total dividends and distributions	(0.46)	(0.61)		(1.40)	(0.80)		(0.42)

Net asset value at end of year	$11.69	$10.62		$10.10	$13.36		$12.61

Total investment return (b)	14.44%	11.15%		(14.57%)	12.40%		20.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	1.52	%(c)	1.98%	2.53%		2.78%
Net expenses	1.01%	1.00	%(d)	1.02%	1.03	%(e)	1.04%
Portfolio turnover rate	30%	35%		43%	47%		45%
Net assets at end of year (in 000’s)	$1,240,213	$1,160,397		$1,131,252	$1,357,229		$1,095,097

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(e)	Expense waiver/reimbursement less than 0.01%.

16	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MFS® Utilities Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

18	MainStay VP MFS® Utilities Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by

19

Notes to Financial Statements (continued)

ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Portfolios’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments

20	MainStay VP MFS® Utilities Portfolio

and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$226,112	$226,112

Total Fair Value		$226,112	$226,112

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(2,188,111)	$(2,188,111)

Total Fair Value		$(2,188,111)	$(2,188,111)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(7,440)	$(7,440)

Total Realized Gain (Loss)		$(7,440)	$(7,440)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(5,081,498)	$(5,081,498)

Total Change in Unrealized Appreciation (Depreciation)		$(5,081,498)	$(5,081,498)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$7,076,170	$7,076,170
Forward Contracts Short	$(179,174,083)	$(179,174,083)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Massachusetts Financial Services Company (“MFS®” or “Subadvisor”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and

21

Notes to Financial Statements (continued)

MFS®, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.73% up to $1 billion; and 0.70% in excess of $1 billion. During the year ended December 31, 2017, the effective management fee rate was 0.72%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $9,524,681.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,228,231,720	$185,740,506	$(89,391,843)	$96,348,663

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,371,793	$—	$(93,691)	$96,108,747	$105,386,849

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and mark to market of forward foreign currency contracts. The other temporary differences are primarily due to trust preferred securities.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$6,577,845	$(6,575,156)	$2,689

The reclassifications for the Portfolio are primarily due to partnerships.

The Portfolio utilized $14,618,165 of capital loss carryforwards during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$50,723,211	$—	$34,974,218	$33,525,166

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

22	MainStay VP MFS® Utilities Portfolio

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $379,691 and $441,863, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2017, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
$833	$1,266	$565

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	371,943	$4,319,140
Shares issued to shareholders in reinvestment of dividends and distributions	292,098	3,433,462
Shares redeemed	(681,820)	(7,913,712)

Net increase (decrease)	(17,779)	$(161,110)

Year ended December 31, 2016:
Shares sold	598,407	$6,617,153
Shares issued to shareholders in reinvestment of dividends and distributions	417,760	4,445,497
Shares redeemed	(846,498)	(9,055,805)

Net increase (decrease)	169,669	$2,006,845

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	8,053,491	$92,964,525
Shares issued to shareholders in reinvestment of dividends and distributions	4,039,360	47,289,749
Shares redeemed	(15,325,508)	(177,733,951)

Net increase (decrease)	(3,232,657)	$(37,479,677)

Year ended December 31, 2016:
Shares sold	8,505,136	$92,186,597
Shares issued to shareholders in reinvestment of dividends and distributions	6,042,447	64,053,887
Shares redeemed	(17,249,967)	(183,652,045)

Net increase (decrease)	(2,702,384)	$(27,411,561)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MFS Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MFS Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP MFS® Utilities Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP MFS Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Massachusetts Financial Services Company (“MFS”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MFS in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MFS (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and MFS together with responses from New York Life Investments and MFS to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MFS personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MFS; (ii) the investment performance of the Portfolio, New York Life Investments and MFS; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MFS from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MFS. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MFS. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MFS resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MFS

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MFS and continuous analysis of, and interactions with, MFS with respect to, among other things, Portfolio investment performance and risk as well as MFS’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MFS provides to the Portfolio. The Board evaluated MFS’s experience in serving as subadvisor to the Portfolio and managing other portfolios and MFS’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MFS, and MFS’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MFS’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MFS. The Board reviewed MFS’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MFS’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MFS had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board noted that the Portfolio’s investment performance had improved relative to the Portfolio’s peer funds over recent time periods and considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to the Portfolio’s benchmark index and peer funds.

26	MainStay VP MFS® Utilities Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MFS to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MFS

The Board considered the costs of the services provided by New York Life Investments and MFS under the Agreements and the profits realized by New York Life Investments and its affiliates and MFS due to their relationships with the Portfolio. Because MFS’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MFS and profits realized by New York Life Investments and its affiliates and MFS, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MFS must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MFS from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MFS in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and MFS concerning other business relationships between MFS and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to MFS, the Board concluded that any profits realized by MFS due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and MFS and are based on fees paid to MFS by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MFS are paid by New York Life Investments, not

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MFS on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

28	MainStay VP MFS® Utilities Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay VP MFS® Utilities Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MFS® Utilities Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

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1761336	MSVPMFS11-02/18 (NYLIAC) NI526

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report

December 31, 2017

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	16.20%	12.57%	12.04%	0.78%
Service Class Shares	2/17/2012	15.91	12.29	11.76	1.03

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Value Index[3]	13.66%	14.04%	13.44%
S&P 500® Index[4]	21.83	15.79	14.59
Morningstar Large Value Category Average[5]	15.94	13.33	12.04

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,101.20	$4.08	$1,021.30	$3.92	0.77%

Service Class Shares	$1,000.00	$1,099.80	$5.40	$1,020.10	$5.19	1.02%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Banks	12.9%
Oil, Gas & Consumable Fuels	9.7
Insurance	6.8
Capital Markets	6.6
Pharmaceuticals	6.1
Electric Utilities	4.2
Media	4.1
Semiconductors & Semiconductor Equipment	3.5
Aerospace & Defense	3.4
Chemicals	3.2
Diversified Telecommunication Services	2.8
Food Products	2.6
Health Care Equipment & Supplies	2.6
Software	2.3
Equity Real Estate Investment Trusts	2.1
Health Care Providers & Services	1.8
Machinery	1.7
Building Products	1.5
Food & Staples Retailing	1.5
Communications Equipment	1.4
Beverages	1.3
Air Freight & Logistics	1.2
Multi-Utilities	1.2

Biotechnology	1.1%
Household Products	1.1
Containers & Packaging	1.0
Hotels, Restaurants & Leisure	1.0
Airlines	0.9
Electrical Equipment	0.9
Multiline Retail	0.9
Technology Hardware, Storage & Peripherals	0.9
Tobacco	0.9
Leisure Products	0.8
Construction Materials	0.7
Auto Components	0.6
Metals & Mining	0.6
Industrial Conglomerates	0.5
Electronic Equipment, Instruments & Components	0.4
Personal Products	0.4
Automobiles	0.3
Specialty Retail	0.3
Commercial Services & Supplies	0.2
Wireless Telecommunication Services	0.1
Short-Term Investment	1.8
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	Wells Fargo & Co.

3.	Exxon Mobil Corp.

4.	Morgan Stanley

5.	Microsoft Corp.
6.	Verizon Communications, Inc.

7.	Total S.A.

8.	Johnson & Johnson

9.	DowDuPont, Inc.

10.	QUALCOMM, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP T. Rowe Price Equity Income Portfolio returned 16.20% for Initial Class shares and 15.91% for Service Class shares. Over the same period, both share classes outperformed the 13.66% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, but underperformed the 21.83% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark. Initial Class shares outperformed—and Service Class shares underperformed—the 15.94% return of the Morningstar Large Value Category Average2 for the 12 months ended December 31, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection and sector allocation both contributed to the Portfolio’s performance relative to the Russell 1000® Value Index during the reporting period. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The industrials sector was the leading contributor to the Portfolio’s performance relative to the Russell 1000® Value Index as a result of stock selection. The information technology sector also supported the Portfolio’s relative performance because of stock selection. The real estate sector helped relative results as a result of stock selection and an underweight position relative to the Index.

The utilities sector detracted from the Portfolio’s relative performance because of stock selection. No other sectors detracted materially from the Portfolio’s relative performance. A small allocation to trusts slightly underperformed the Russell 1000® Value Index but had an immaterial impact on the Portfolio’s relative performance.

Some sectors only made a modest contribution to the Portfolio’s relative performance. The materials sector slightly contributed to the Portfolio’s relative performance because of an overweight position, although detrimental stock choices in the sector tempered the positive impact. The financials sector modestly helped the Portfolio’s relative performance because of an overweight position, despite unfavorable stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The most substantial positive contributor to the Portfolio’s absolute performance was aerospace & defense company Boeing. The company continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. The Portfolio trimmed its position, but we continued to like Boeing because it operates in a duopoly market that is expected to see steady long-term global airline passenger growth.

Financial services company JPMorgan Chase was another strong contributor to the Portfolio’s absolute performance. The company benefited from solid execution and broader macroeconomic tailwinds such as federal tax reform, deregulation and rising interest rates. We remained positive on the company, which featured a strong balance sheet and a management team that we view as top-notch and that is committed to returning capital to shareholders.

Anthem, along with other health insurers, performed well amid a lull in cost trends and a period of stable pricing. The company’s shares advanced in late October on optimism that policymakers would lower corporate taxes and assist federal health care exchanges. We continued to like the company, given its strong position in the attractive managed care industry and the potential for cost savings from its upcoming transition in pharmacy-benefit-manager services.

Industrial conglomerate General Electric (GE) detracted from the Portfolio’s absolute performance. GE stock traded lower throughout the year, as the company experienced weak free cash flow generation, disappointing growth, a significant pension shortfall and a management transition. The company’s new CEO announced sweeping changes, including a dividend reduction, job cuts and plans to sell off noncore divisions. Management has reset expectations, but the company still faces several challenges, including headwinds in its power business and uncertainty regarding cash flows. In light of these issues, we reduced the Portfolio’s stake in the company. The stock produced negative total returns during the reporting period.

Mattel was another detractor from the Portfolio’s absolute performance. The company suffered from mismanagement of its flagship brands, near-term risks associated with higher financial leverage and disruption in the traditional retail space. The company also reported a decline in sales and cut its annual

1.	See footnote on page 5 for more information about this index.

2.	See footnote on page 5 for more information about the Morningstar Large Value Category Average.

8	MainStay VP T. Rowe Price Equity Income Portfolio

dividend. Despite these challenges, we remained positive on Mattel because it had strong core brands and operated in an attractive industry and because new management may adopt a turnaround strategy. The stock provided a negative total return during the reporting period.

Apache underperformed because of uncertainty regarding the production potential of its Alpine High oil and gas field. The company also faced headwinds from higher-than-expected maintenance costs and broader sector weakness. Given the stock’s modest valuation and what we viewed as significant upside potential from Alpine High, we still found Apache’s risk/reward profile compelling. The stock provided a negative total return during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio increased its position in Southern Company, which owns regulated electric and gas utilities predominantly in the Southeast. The company had faced challenges in recent periods, including regulatory concerns related to a “clean coal” project in Mississippi and a nuclear project in Georgia. Even so, we remained positive on the company’s multiyear risk/reward profile. We also liked its resilient core earnings, solid management team and strong dividend yield.

We initiated a position in Kimberly-Clark, a leading health and personal-care products company, at valuations that we found compelling. Although the company had faced competitive challenges in recent periods, we believed that Kimberly-Clark was likely to be a durable performer over the longer term, and the company has paid a solid dividend. We also believed that a potential asset sale or acquisition of the entire company could unlock significant value.

The Portfolio initiated a position in American International Group. The global insurer has improved its business model and returned capital to shareholders through buybacks. We believed that the company offered upside potential through potential growth in earnings and return on equity as well as potential downside protection through its strong balance sheet and robust recurring earnings. We also had a positive opinion of the company’s new CEO.

The Portfolio sold shares of aerospace & defense company Boeing because of the stock’s strong performance throughout 2017. We remained positive on Boeing, however, because it has a substantial order backlog, it operates in a duopoly market that is expected to see steady long-term global airline passenger growth and management has remained committed to returning capital to shareholders.

We eliminated the Portfolio’s position in oil & gas company Royal Dutch Shell. We liked that the company was diversified across end markets and featured a robust dividend yield, but we were worried about the company’s sensitivity to oil prices. We also had questions about the company’s long-term strategy of emphasizing long-cycle deepwater oil projects and liquefied natural gas.

Shares of American Express performed well in 2017, driven by the credit card issuer’s strong revenue growth. We had questions about the company’s loan growth strategy, which led to higher loss provisions and the potential for rising credit losses. Given these concerns and the stock’s trading at higher valuations, we eliminated the Portfolio’s position in the company.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight sectors relative to the Russell 1000® Value Index were consumer discretionary and industrials. At the end of the reporting period, materials and industrials were the most substantially overweight sectors. The largest increases in relative sector weightings in the Portfolio during the reporting period were in consumer staples and financials.

The most substantially underweight sectors relative to the Russell 1000® Value Index at the beginning of the reporting period were real estate, consumer staples and energy. At the end of the reporting period, real estate, health care and energy were the most substantially underweight sectors. During the reporting period, the Portfolio most substantially decreased its relative sector weightings in consumer discretionary and utilities.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to its peers. Changes to the Portfolio’s sector positioning result from our stock-selection process.

As of December 31, 2017, the Portfolio held overweight positions relative to the Russell 1000® Value Index in the materials, industrials and consumer discretionary sectors.

The cyclical industries in the materials sector have faced challenges because of large swings in raw materials costs and general economic weakness. Even so, some companies appear to be well positioned for an improved economic environment. The Portfolio’s largest exposure is to the chemicals industry. We liked several names in the industrials sector, where the Portfolio invested in companies that reach many different end markets and have solid business models and/or an ability to generate strong cash flows. The consumer discretionary sector includes a diverse group of industries, including retailers, media companies, diversified consumer services and auto manufacturers. It continues to be a meaningful weighting in the Portfolio as of the end of the reporting period, primarily because of exposure to the media industry, where the Portfolio held positions in companies

9

that produce or distribute must-see content and typically generate strong cash flows, much of which are returned to shareholders through dividends and buybacks.

As of December 31, 2017, the Portfolio held underweight positions relative to the Russell 1000® Value Index in the real estate, health care and energy sectors.

Real estate had the smallest sector weighting in the Portfolio. Real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties, make up the vast majority of the sector. While REITs generally offer attractive dividend yields, in our opinion, valuations appeared elevated and further interest-rate hikes could continue to drive investors out of the sector. We maintained a diversified view of the health care sector, considering the myriad challenges and opportunities health care companies face, including political scrutiny regarding drug pricing, uncertainty about potential health care reform, M&A approval developments and drug trial results. Within the sector, the Portfolio’s primary exposure was to the pharmaceuticals industry, where most sector names that pay above-average dividends are located. Although oil prices have risen, we believe they are likely to be somewhat subdued over time because of increased global supply. As a result, we favored energy companies that were less dependent on the price of oil and that featured strong balance sheets, had access to low-cost sources of oil and natural gas, and had lower cost structures that could remain competitive in a lower-priced oil environment.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Corporate Bonds 0.5%†
Computers 0.2%
Western Digital Corp. 10.50%, due 4/1/24	$1,186,000	$1,374,277

Toys, Games & Hobbies 0.3%
Mattel, Inc. 6.75%, due 12/31/25 (a)	2,464,000	2,497,141

Total Corporate Bonds (Cost $3,644,985)		3,871,418

	Shares	Value
Common Stocks 96.0%
Aerospace & Defense 3.4%
Boeing Co.	44,200	13,035,022
Harris Corp.	96,389	13,653,502
United Technologies Corp.	7,800	995,046

		27,683,570

Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	82,600	9,841,790

Airlines 0.9%
Delta Air Lines, Inc.	61,300	3,432,800
Southwest Airlines Co.	53,700	3,514,665

		6,947,465

Auto Components 0.6%
Adient PLC	67,300	5,296,510

Automobiles 0.3%
Ford Motor Co.	167,100	2,087,079

Banks 12.9%
Bank of America Corp.	55,600	1,641,312
Citigroup, Inc.	167,100	12,433,911
Fifth Third Bancorp	354,300	10,749,462
♦JPMorgan Chase & Co.	295,100	31,557,994
KeyCorp	321,300	6,480,621
PNC Financial Services Group, Inc.	54,900	7,921,521
U.S. Bancorp	215,000	11,519,700
♦Wells Fargo & Co.	386,200	23,430,754

		105,735,275

Beverages 1.3%
Diageo PLC	54,138	1,991,824
PepsiCo., Inc.	68,800	8,250,496

		10,242,320

	Shares	Value
Biotechnology 1.1%
Gilead Sciences, Inc.	123,500	$8,847,540

Building Products 1.5%
Johnson Controls International PLC	326,104	12,427,823

Capital Markets 6.6%
Ameriprise Financial, Inc.	43,700	7,405,839
Bank of New York Mellon Corp.	126,200	6,797,132
Franklin Resources, Inc.	48,900	2,118,837
♦Morgan Stanley	340,600	17,871,282
Northern Trust Corp.	56,500	5,643,785
State Street Corp.	143,300	13,987,513

		53,824,388

Chemicals 3.2%
Akzo Nobel N.V.	17,800	1,559,511
CF Industries Holdings, Inc.	210,400	8,950,416
♦DowDuPont, Inc.	215,137	15,322,057

		25,831,984

Commercial Services & Supplies 0.2%
Stericycle, Inc. (b)	27,900	1,896,921

Communications Equipment 1.4%
Cisco Systems, Inc.	309,200	11,842,360

Construction Materials 0.7%
Vulcan Materials Co.	46,700	5,994,879

Containers & Packaging 1.0%
International Paper Co.	135,100	7,827,694

Diversified Telecommunication Services 2.8%
CenturyLink, Inc.	133,900	2,233,452
Telefonica S.A.	426,153	4,154,470
♦Verizon Communications, Inc.	315,675	16,708,678

		23,096,600

Electric Utilities 3.5%
Edison International	94,444	5,972,638
Exelon Corp.	78,633	3,098,926
PG&E Corp.	102,120	4,578,040
Southern Co.	274,220	13,187,240
Westar Energy, Inc.	40,100	2,117,280

		28,954,124

Electrical Equipment 0.9%
Emerson Electric Co.	110,900	7,728,621

Electronic Equipment, Instruments & Components 0.4%
TE Connectivity, Ltd.	38,200	3,630,528

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 2.1%
Equity Residential	74,200	$4,731,734
Rayonier, Inc.	216,765	6,856,277
Weyerhaeuser Co.	152,500	5,377,150

		16,965,161

Food & Staples Retailing 1.5%
CVS Health Corp.	34,750	2,519,375
Wal-Mart Stores, Inc.	99,900	9,865,125

		12,384,500

Food Products 2.6%
Archer-Daniels-Midland Co.	165,600	6,637,248
Kellogg Co.	50,100	3,405,798
Tyson Foods, Inc., Class A	136,700	11,082,269

		21,125,315

Health Care Equipment & Supplies 1.9%
Becton Dickinson & Co.	29,100	6,229,146
Medtronic PLC	116,307	9,391,790

		15,620,936

Health Care Providers & Services 1.8%
Anthem, Inc.	65,608	14,762,456

Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands Corp.	112,678	7,829,994

Household Products 1.1%
Kimberly-Clark Corp.	77,200	9,314,952

Industrial Conglomerates 0.5%
General Electric Co.	222,400	3,880,880

Insurance 6.8%
American International Group, Inc.	160,600	9,568,548
Brighthouse Financial, Inc. (b)	101,227	5,935,951
Chubb, Ltd.	58,058	8,484,016
Loews Corp.	234,300	11,722,029
Marsh & McLennan Cos., Inc.	52,500	4,272,975
MetLife, Inc.	193,800	9,798,528
Willis Towers Watson PLC	17,943	2,703,831
XL Group, Ltd.	95,300	3,350,748

		55,836,626

Leisure Products 0.5%
Mattel, Inc.	262,200	4,032,636

Machinery 1.7%
Flowserve Corp.	97,005	4,086,821
Illinois Tool Works, Inc.	30,000	5,005,500

	Shares	Value
Machinery (Continued)
Pentair PLC	63,000	$4,449,060

		13,541,381

Media 4.1%
Comcast Corp., Class A	243,261	9,742,603
News Corp., Class A	437,600	7,093,496
Twenty-First Century Fox, Inc., Class B	407,700	13,910,724
Walt Disney Co.	24,800	2,666,248

		33,413,071

Metals & Mining 0.6%
Nucor Corp.	81,000	5,149,980

Multi-Utilities 1.0%
NiSource, Inc.	307,000	7,880,690
Sempra Energy	6,029	644,621

		8,525,311

Multiline Retail 0.9%
Kohl’s Corp.	116,700	6,328,641
Macy’s, Inc.	47,900	1,206,601

		7,535,242

Oil, Gas & Consumable Fuels 9.7%
Apache Corp.	162,460	6,859,061
Canadian Natural Resources, Ltd.	24,100	860,852
Chevron Corp.	74,400	9,314,136
EQT Corp.	16,370	931,781
♦Exxon Mobil Corp.	258,700	21,637,668
Hess Corp.	177,000	8,402,190
Occidental Petroleum Corp.	134,600	9,914,636
♦Total S.A.	284,826	15,735,799
Transcanada Corp.	113,500	5,520,640

		79,176,763

Personal Products 0.4%
Coty, Inc., Class A	170,293	3,387,128

Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	110,500	6,771,440
GlaxoSmithKline PLC	279,327	4,987,592
GlaxoSmithKline PLC, Sponsored ADR	86,100	3,053,967
♦Johnson & Johnson	112,600	15,732,472
Merck & Co., Inc.	138,400	7,787,768
Pfizer, Inc.	309,300	11,202,846

		49,536,085

Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	24,400	2,172,332
Applied Materials, Inc.	123,300	6,303,096
♦QUALCOMM, Inc.	232,000	14,852,640
Texas Instruments, Inc.	49,600	5,180,224

		28,508,292

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software 2.3%
CA, Inc.	42,500	$1,414,400
♦Microsoft Corp.	202,100	17,287,634

		18,702,034

Specialty Retail 0.3%
L Brands, Inc.	34,000	2,047,480

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	8,400	1,421,532
Hewlett Packard Enterprise Co.	129,900	1,865,364
Western Digital Corp.	26,000	2,067,780

		5,354,676

Tobacco 0.9%
Philip Morris International, Inc.	69,900	7,384,935

Wireless Telecommunication Services 0.1%
Vodafone Group PLC	357,733	1,135,035

Total Common Stocks (Cost $629,185,475)		784,888,340

Convertible Preferred Stocks 1.6%
Electric Utilities 0.7%
Nextera Energy, Inc. 6.123%	105,786	5,945,173

Health Care Equipment & Supplies 0.7%
Becton Dickinson & Co. Series A 6.125%	102,349	5,926,007

Multi-Utilities 0.2%
DTE Energy Co. 6.50%	23,834	1,286,083

Total Convertible Preferred Stocks (Cost $11,483,172)		13,157,263

	Principal Amount	Value
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $15,126,382 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $15,350,000 and a Market Value of $15,429,667)	$15,125,474	$15,125,474

Total Short-Term Investment (Cost $15,125,474)		15,125,474

Total Investments (Cost $659,439,106)	99.9%	817,042,495
Other Assets, Less Liabilities	0.1	963,042
Net Assets	100.0%	$818,005,537

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Corporate Bonds	$—	$3,871,418	$—	$3,871,418
Common Stocks	784,888,340	—	—	784,888,340
Convertible Preferred Stocks	13,157,263	—	—	13,157,263
Short-Term Investment
Repurchase Agreement	—	15,125,474	—	15,125,474

Total Investments in Securities	$798,045,603	$18,996,892	$—	$817,042,495

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $26,932,303 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $659,439,106)	$817,042,495
Receivables:
Dividends and interest	1,600,144
Investment securities sold	540,973
Fund shares sold	16,773

Total assets	819,200,385

Liabilities
Payables:
Manager (See Note 3)	518,120
Investment securities purchased	369,390
Fund shares redeemed	140,842
NYLIFE Distributors (See Note 3)	74,454
Professional fees	41,739
Shareholder communication	40,903
Custodian	4,306
Trustees	1,013
Accrued expenses	4,081

Total liabilities	1,194,848

Net assets	$818,005,537

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,131
Additional paid-in capital	580,687,950

580,746,081
Undistributed net investment income	14,175,253
Accumulated net realized gain (loss) on investments and foreign currency transactions	65,475,118
Net unrealized appreciation (depreciation) on investments	157,603,389
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	5,696

Net assets	$818,005,537

Initial Class
Net assets applicable to outstanding shares	$469,555,783

Shares of beneficial interest outstanding	33,309,916

Net asset value per share outstanding	$14.10

Service Class
Net assets applicable to outstanding shares	$348,449,754

Shares of beneficial interest outstanding	24,821,261

Net asset value per share outstanding	$14.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$20,485,785
Interest	153,188

Total income	20,638,973

Expenses
Manager (See Note 3)	5,993,058
Distribution/Service—Service Class (See Note 3)	830,239
Professional fees	89,520
Shareholder communication	58,750
Trustees	19,653
Custodian	13,538
Miscellaneous	34,454

Total expenses	7,039,212

Net investment income (loss)	13,599,761

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	67,166,365
Foreign currency transactions	12,442

Net realized gain (loss) on investments and foreign currency transactions	67,178,807

Net change in unrealized appreciation (depreciation) on:
Investments	40,215,150
Translation of other assets and liabilities in foreign currencies	5,277

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	40,220,427

Net realized and unrealized gain (loss) on investments and foreign currency transactions	107,399,234

Net increase (decrease) in net assets resulting from operations	$120,998,995

(a)	Dividends recorded net of foreign withholding taxes in the amount of $243,839.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,599,761	$15,853,298
Net realized gain (loss) on investments and foreign currency transactions	67,178,807	36,727,621
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	40,220,427	78,755,371

Net increase (decrease) in net assets resulting from operations	120,998,995	131,336,290

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(9,726,985)	(9,268,385)
Service Class	(6,397,652)	(4,972,626)

	(16,124,637)	(14,241,011)

From net realized gain on investments:
Initial Class	(21,449,690)	(32,756,863)
Service Class	(15,701,493)	(20,271,168)

	(37,151,183)	(53,028,031)

Total dividends and distributions to shareholders	(53,275,820)	(67,269,042)

Capital share transactions:
Net proceeds from sale of shares	56,782,503	54,414,434
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	53,275,820	67,269,042
Cost of shares redeemed	(149,959,824)	(150,724,784)

Increase (decrease) in net assets derived from capital share transactions	(39,901,501)	(29,041,308)

Net increase (decrease) in net assets	27,821,674	35,025,940

Net Assets
Beginning of year	790,183,863	755,157,923

End of year	$818,005,537	$790,183,863

Undistributed net investment income at end of year	$14,175,253	$16,791,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.99	$11.97	$13.90	$13.77	$10.79

Net investment income (loss) (a)	0.24	0.27	0.25	0.26	0.21
Net realized and unrealized gain (loss) on investments	1.83	1.90	(1.21)	0.78	3.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	—

Total from investment operations	2.07	2.17	(0.96)	1.04	3.24

Less dividends and distributions:
From net investment income	(0.30)	(0.25)	(0.24)	(0.21)	(0.16)
From net realized gain on investments	(0.66)	(0.90)	(0.73)	(0.70)	(0.10)

Total dividends and distributions	(0.96)	(1.15)	(0.97)	(0.91)	(0.26)

Net asset value at end of year	$14.10	$12.99	$11.97	$13.90	$13.77

Total investment return (b)	16.20%	18.82%	(6.78%)	7.74%	30.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	2.18%	1.90%	1.89%	1.72%
Net expenses	0.77%	0.78%	0.77%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.77%	0.78%	0.77%	0.79%	0.83%
Portfolio turnover rate	24%	23%	42%	18%	20%
Net assets at end of year (in 000’s)	$469,556	$472,125	$473,818	$534,825	$448,471

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$12.94	$11.93	$13.85	$13.73	$10.76

Net investment income (loss) (a)	0.21	0.24	0.22	0.23	0.18
Net realized and unrealized gain (loss) on investments	1.82	1.89	(1.21)	0.77	3.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	—

Total from investment operations	2.03	2.13	(0.99)	1.00	3.21

Less dividends and distributions:
From net investment income	(0.27)	(0.22)	(0.20)	(0.18)	(0.14)
From net realized gain on investments	(0.66)	(0.90)	(0.73)	(0.70)	(0.10)

Total dividends and distributions	(0.93)	(1.12)	(0.93)	(0.88)	(0.24)

Net asset value at end of year	$14.04	$12.94	$11.93	$13.85	$13.73

Total investment return (b)	15.91%	18.53%	(7.01%)	7.47%	30.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.93%	1.64%	1.64%	1.47%
Net expenses	1.02%	1.03%	1.02%	1.03%	1.03%
Expenses (before waiver/reimbursement)	1.02%	1.03%	1.02%	1.04%	1.08%
Portfolio turnover rate	24%	23%	42%	18%	20%
Net assets at end of year (in 000’s)	$348,450	$318,059	$281,340	$323,002	$313,698

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, there were no securities that were fair valued in such a manner.

Equity securities, rights and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds,

20	MainStay VP T. Rowe Price Equity Income Portfolio

convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

21

Notes to Financial Statements (continued)

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses— at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the

22	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million; and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2017, the effective management fee rate was 0.74%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $5,993,058.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$662,510,608	$173,997,863	$(19,465,976)	$154,531,887

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$16,123,148	$66,598,725	$—	$154,537,583	$237,259,456

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(91,786)	$102,260	$(10,474)

The reclassifications for the Portfolio are primarily due to partnerships.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$18,037,994	$35,237,826	$14,241,011	$53,028,031

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to

23

Notes to Financial Statements (continued)

secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $193,910 and $270,294, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Fund engaged in Rule 17a-7 transactions during the year ended December 31, 2017, as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain /(Loss) (000’s)
$—	$69	$8

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,188,052	$16,009,183
Shares issued to shareholders in reinvestment of dividends and distributions	2,308,170	31,176,675
Shares redeemed	(6,533,235)	(90,079,324)

Net increase (decrease)	(3,037,013)	$(42,893,466)

Year ended December 31, 2016:
Shares sold	1,755,449	$20,931,750
Shares issued to shareholders in reinvestment of dividends and distributions	3,472,224	42,025,248
Shares redeemed	(8,455,638)	(104,115,752)

Net increase (decrease)	(3,227,965)	$(41,158,754)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,032,971	$40,773,320
Shares issued to shareholders in reinvestment of dividends and distributions	1,641,921	22,099,145
Shares redeemed	(4,425,606)	(59,880,500)

Net increase (decrease)	249,286	$2,991,965

Year ended December 31, 2016:
Shares sold	2,677,875	$33,482,684
Shares issued to shareholders in reinvestment of dividends and distributions	2,091,800	25,243,794
Shares redeemed	(3,774,017)	(46,609,032)

Net increase (decrease)	995,658	$12,117,446

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP T. Rowe Price Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP T. Rowe Price Equity Income Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the Mainstay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and T. Rowe in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and T. Rowe (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and T. Rowe together with responses from New York Life Investments and T. Rowe to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and T. Rowe personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or T. Rowe. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and T. Rowe. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

26	MainStay VP T. Rowe Price Equity Income Portfolio

options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and T. Rowe

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of T. Rowe and continuous analysis of, and interactions with, T. Rowe with respect to, among other things, Portfolio investment performance and risk as well as T. Rowe’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that T. Rowe provides to the Portfolio. The Board evaluated T. Rowe’s experience in serving as subadvisor to the Portfolio and managing other portfolios and T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe, and T. Rowe’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and T. Rowe’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by T. Rowe. The Board reviewed T. Rowe’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and T. Rowe’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

by New York Life Investments and T. Rowe to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe

The Board considered the costs of the services provided by New York Life Investments and T. Rowe under the Agreements and the profits realized by New York Life Investments and its affiliates and T. Rowe due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from T. Rowe, the Board considered that the subadvisory fee paid by New York Life Investments to T. Rowe for services provided to the Portfolio was the result of arm’s-length negotiations. Because T. Rowe’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and T. Rowe must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and T. Rowe concerning other business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to T. Rowe, the Board concluded that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and T. Rowe and are based on fees paid to T. Rowe by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee

28	MainStay VP T. Rowe Price Equity Income Portfolio

paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to T. Rowe are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life

Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

29

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To	elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP T. Rowe Price Equity Income Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

32	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761344	MSVPTRPE11-02/18 (NYLIAC) NI531

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	3.45%	–0.18%	0.80%	0.92%
Service Class Shares	2/17/2012	3.20	–0.42	0.57	1.17

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays U.S. TIPS Index[3]	3.01%	0.13%	1.02%
Morningstar Inflation-Protected Bond Category Average[4]	2.72	–0.18	0.50

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,021.60	$5.66	$1,019.60	$5.65	1.11%

Service Class Shares	$1,000.00	$1,020.30	$6.98	$1,018.30	$6.97	1.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.875%, due 1/15/18–1/15/27

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.875%, due 7/15/18–2/15/47

3.	United States Treasury Notes, 1.875%–2.50%, due 2/28/22–11/15/24

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.202%–4.287%, due 11/1/34–10/1/44

5.	United Kingdom Gilt Inflation Linked, 0.125%, due 3/22/26–11/22/65
6.	Ally Financial, Inc., 3.60%, due 5/21/18

7.	Japanese Government CPI Linked Bond, 0.10%, due 3/10/24–3/10/27

8.	Paragon Mortgages No.13 PLC, 0.535%, due 1/15/39

9.	New Zealand Government Bond, 2.00%–3.00%, due 9/20/25–9/20/35

10.	Jubilee CDO B.V., 0.471%, due 12/15/29

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP PIMCO Real Return Portfolio returned 3.45% for Initial Class shares and 3.20% for Service Class shares. Over the same period, both share classes outperformed the 3.01% return of the Bloomberg Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark, and the 2.72% return of the Morningstar Inflation-Protected Bond Category Average2 for the 12 months ended December 31, 2017.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2017, the “Principal Investment Strategies” section of the Portfolio’s Summary Prospectus and Prospectus was modified to allow the Portfolio to invest in mortgage-backed securities rated below B.3

What factors affected the Portfolio’s relative performance during the reporting period?

The following factors contributed positively to relative performance during the reporting period (contributions take weightings and total returns into account):

•	Spread sector[4] exposure, particularly positions in investment-grade and high-yield financials, residential mortgage-backed securities and dollar-denominated emerging-market sovereign debt.

•	Duration[5] and yield-curve[6] positioning in the United States, as an overweight position in mid-term bonds benefited from a decline in mid- to long-term rates,

•	Short U.K. inflation-linked bonds added as expectations moved lower during the year, and

•	Long U.S. TIPS exposure as inflation expectations increased.

Shorting the Australian dollar detracted from relative performance during the reporting period as the currency appreciated relative to the U.S. dollar.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of short inflation swaps on the U.K. real yield curve added to the Portfolio’s performance as mid- to long-term breakeven inflation expectations fell. The Portfolio, however, took a defensive posture relative to an index of high-yield securities through credit default swaps, and this strategy detracted from performance as spreads tightened during the reporting period. Currency exposure, obtained through currency forwards, detracted from the Portfolio’s overall performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio remained slightly underweight overall duration relative to the Bloomberg Barclays U.S. TIPS Index for the majority of the reporting period, but the Portfolio had an overweight duration to mid-term bonds for the entire reporting period. The Portfolio also maintained a slight overweight to real duration, primarily through U.S. real interest rates (nominal interest rates minus the inflation rate), for the majority of the reporting period. At the end of the reporting period, the Portfolio had an overall duration of 7.35 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Total duration in the Portfolio remained relatively range-bound throughout the reporting period. Because of the potential for increases in the targeted federal funds range, however, the Portfolio maintained an underweight position in short-term bonds and an overweight position in mid-term bonds. The Portfolio’s real duration remained relatively neutral. Even so, the Portfolio maintained an overweight to U.S. real duration, with a focus on the intermediate portion of the real yield curve given the attractive steepness of the yield curve and strong core inflation dynamics. The Portfolio remained tactical within currencies, reducing shorts to the Chinese yuan renminbi (CNY) and the British pound sterling (GBP) while increasing long positions to select emerging-market currencies.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. TIPS Index.
2.	See footnote on page 5 for more information on the Morningstar Inflation-Protected Bond Category Average.
3.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread sector” refers to sectors or asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. U.S. real duration is comprised of Treasury Inflation Protected Securities (TIPS), while nominal duration is composed of non–inflation protected securities.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP PIMCO Real Return Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Duration strategies and yield curve positioning in the United States, with a focus on mid-term bonds, contributed strongly to the Portfolio’s performance as mid- to long-term rates declined. Out-of-benchmark exposures to spread sectors such as investment-grade and high-yield financials, residential mortgage-backed securities and external emerging-market debt contributed positively to the Portfolio’s performance as spreads tightened. The Portfolio’s currency strategies, on the other hand, moderately detracted from the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio marginally decreased its overall duration, ending December 2017 slightly shorter than the duration of the Bloomberg Barclays U.S. TIPS Index. Nevertheless, the Portfolio increased its U.S. duration, specifically to mid-term bonds. Although the Portfolio reduced some credit and spread exposure, the Portfolio maintained exposure to credit, mortgages and emerging markets.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio was overweight U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index, while maintaining a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Principal Amount		Value
Long-Term Bonds 132.0%† Asset-Backed Securities 6.7%
Other ABS 6.7%
Atrium CDO Corp. Series 2012-A, Class AR 2.203% (3-month USD-LIBOR-BBA + 0.83%), due 4/22/27 (a)(b)		$300,000	$300,292
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 1.00% (3-month USD-LIBOR-BBA + 0.65%), due 10/3/29 (a)(b)	EUR	260,000	311,965
Catamaran CLO, Ltd. Series 2013-1A, Class AR 2.363% (3-month USD-LIBOR-BBA + 0.85%), due 1/27/28 (a)(b)(c)		$1,180,000	1,180,000
CIFC Funding, Ltd. Series 2015-2A, Class AR 2.466% (3-month USD-LIBOR-BBA + 0.78%), due 4/15/27 (a)(b)(c)(d)		1,460,000	1,460,276
CoreVest American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		99,769	99,548
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 2.283% (3-month USD-LIBOR-BBA + 0.92%), due 4/20/27 (a)(b)		300,000	300,100
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 2.049% (3-month USD-LIBOR-BBA + 0.69%), due 7/15/26 (a)(b)		700,000	700,019
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 2.197% (3-month USD-LIBOR-BBA + 0.83%), due 7/25/27 (a)(b)		1,450,000	1,450,088
♦Jubilee CDO B.V. Series 2015-16A, Class A1R 0.471% (3-month USD-LIBOR-BBA + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,993,421
KVK CLO, Ltd. Series 2013-1A, Class AR 2.259% (3-month USD-LIBOR-BBA + 0.90%), due 1/15/28 (a)(b)(c)(d)		$1,660,000	1,660,379
Malin CLO B.V. Series 2007-1A, Class A1 0.00% (3-month EURIBOR + 0.195%), due 5/7/23 (a)(b)	EUR	28,790	34,533
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 2.311% (3-month USD-LIBOR-BBA + 0.87%), due 11/21/27 (a)(b)		$1,660,000	1,660,282

	Principal Amount		Value
Other ABS (continued)
MP CLO VII, Ltd. Series 2015-1A, Class A1R 2.37% (3-month USD-LIBOR-BBA + 0.84%), due 4/18/27 (a)(b)(c)(d)		$280,000	$280,046
Navient Student Loan Trust Series 2016-7A, Class A 2.478% (1-month USD-LIBOR-BBA + 1.15%), due 3/25/66 (a)(b)		530,171	542,533
OCP CLO, Ltd. (a)(b)
Series 2015-9A, Class A1R 2.159% (3-month USD-LIBOR-BBA + 0.80%), due 7/15/27		300,000	300,141
Series 2015-10A, Class A1R 2.191% (3-month USD-LIBOR-BBA + 0.82%), due 10/26/27 (c)		1,660,000	1,662,613
OneMain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)		19,328	19,331
RASC Trust (a)
Series 2006-KS6, Class A4 1.579% (1-month USD-LIBOR-BBA + 0.25%), due 8/25/36		592,399	586,110
Series 2005-KS8, Class M4 2.214% (1-month USD-LIBOR-BBA + 0.59%), due 8/25/35		600,000	603,150
SLM Student Loan Trust
Series 2004-2, Class A5 0.00% (3-month EURIBOR + 0.18%), due 1/25/24 (a)	EUR	340,622	408,962
Series 2003-5, Class A5, Series Reg S 0.00% (3-month EURIBOR + 0.27%), due 6/17/24 (a)		87,412	104,901
Series 2013-B, Class A2A 1.85%, due 6/17/30 (b)		$341,611	340,251
Series 2011-B, Class A3 3.50% (1-month USD-LIBOR-BBA + 2.25%), due 6/16/42 (a)(b)		190,000	197,108
Sofi Professional Loan Program LLC Series 2017-F, Class A1FX 2.05%, due 1/25/41 (b)(c)		690,000	688,207
Sound Point CLO VIII, Ltd. Series 2015-1A, Class AR 2.219% (3-month USD-LIBOR-BBA + 0.86%), due 4/15/27 (a)(b)		800,000	800,612
Symphony CLO VIII , Ltd. Series 2012-8A, Class AR 2.404% (3-month USD-LIBOR-BBA + 1.10%), due 1/9/23 (a)(b)		343,063	343,737

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Venture XX CLO, Ltd. Series 2015-20A, Class AR 2.179% (3-month USD-LIBOR-BBA + 0.82%), due 4/16/27 (a)(b)(c)(d)	$970,000	$970,237
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 2.239% (3-month USD-LIBOR-BBA + 0.88%), due 7/15/27 (a)(b)	400,000	400,482
Vericrest Opportunity Loan Trust (b)(e)
Series 2017-NPL2, Class A1 3.50%, due 3/25/47	74,408	74,680
Series 2015-NPL8, Class A1 3.50%, due 6/26/45	771,228	771,815
Series 2015-NP14, Class A1 4.375%, due 11/27/45	126,049	126,332
Vibrant CLO II, Ltd. Series 2013-2A, Class A1BR 2.265% (3-month USD-LIBOR-BBA + 0.90%), due 7/24/24 (a)(b)	765,852	766,085
Voya CLO, Ltd. Series 2014-3A, Class A1R 2.236% (3-month USD-LIBOR-BBA + 0.72%), due 7/25/26 (a)(b)(c)	700,000	699,650
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 1.00% (3-month USD-LIBOR-BBA + 0.95%), due 7/16/27 (a)(b)(c)	570,000	570,000

		22,407,886

Total Asset-Backed Securities (Cost $22,254,362)		22,407,886

Corporate Bonds 6.9%
Agriculture 0.2%
BAT Capital Corp. 2.003% (3-month USD-LIBOR-BBA + 0.59%), due 8/14/20 (a)(b)	500,000	502,692

Auto Manufacturers 0.1%
American Honda Finance Corp. 1.741% (3-month USD-LIBOR-BBA + 0.35%), due 11/5/21 (a)	300,000	300,220

Banks 2.6%
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	300,000	309,462
Deutsche Bank A.G. 4.25%, due 10/14/21	1,400,000	1,456,511

	Principal Amount		Value
Banks (continued)
Goldman Sachs Group, Inc.
2.789% (3-month USD-LIBOR-BBA + 1.20%), due 9/15/20 (a)		$1,300,000	$1,324,616
2.876% (3-month USD-LIBOR-BBA + 0.821%), due 10/31/22 (f)		500,000	498,567
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	400,247
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	440,692
Lloyds Banking Group PLC Series Reg S 7.00% (GBP 5-year Interest Swap Rate + 5.06%), due 6/27/19 (g)	GBP	200,000	284,341
Macquarie Bank, Ltd. 1.686% (3-month USD-LIBOR-BBA + 0.35%), due 4/4/19 (a)(b)		$600,000	600,617
Nykredit Realkredit A/S Series Reg S 2.50%, due 10/1/47	DKK	17,541	2,939
Realkredit Danmark A/S
1.00%, due 4/1/18		500,000	80,820
2.50%, due 7/1/47		101,913	17,103
Royal Bank of Scotland PLC Series Reg S 6.934%, due 4/9/18	EUR	400,000	488,690
State Bank of India Series Reg S 2.297% (3-month USD-LIBOR-BBA + 0.95%), due 4/6/20 (a)		$700,000	701,120
Toronto-Dominion Bank 2.25%, due 3/15/21 (b)		600,000	596,678
UBS A.G. (a)(b)
1.835% (3-month USD-LIBOR-BBA + 0.32%), due 12/7/18		800,000	800,727
2.103% (3-month USD-LIBOR-BBA + 0.58%), due 6/8/20		800,000	803,490

			8,806,620

Diversified Financial Services 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		100,000	104,828
♦Ally Financial, Inc. 3.60%, due 5/21/18		3,900,000	3,911,700
Bear Stearns Cos. LLC 7.25%, due 2/1/18		700,000	702,799
BRFkredit A/S
2.50%, due 10/1/47	DKK	59,860	10,031
4.00%, due 1/1/18		900,000	145,010
International Lease Finance Corp. 6.25%, due 5/15/19		$100,000	104,791

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Navient Corp. 5.50%, due 1/15/19		$300,000	$305,250
Nordea Kredit Realkreditaktieselskab 2.50%, due 10/1/47	DKK	19,715	3,304

			5,287,713

Electric 0.1%
Southern Power Co. 2.176% (3-month USD-LIBOR-BBA + 0.55%), due 12/20/20 (a)(b)		$300,000	300,630

Gas 0.1%
Sempra Energy 2.039% (3-month USD-LIBOR-BBA + 0.45%), due 3/15/21 (a)		200,000	200,308

Home Builders 0.3%
D.R. Horton, Inc. 4.00%, due 2/15/20		900,000	925,775

Machinery—Diversified 0.3%
John Deere Capital Corp. 1.948% (3-month USD-LIBOR-BBA + 0.29%), due 6/22/20 (a)		1,100,000	1,101,164

Miscellaneous—Manufacturing 0.2%
Textron, Inc. 1.96% (3-month USD-LIBOR-BBA + 0.55%), due 11/10/20 (a)		580,000	579,837

Oil & Gas 0.3%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 4.625%, due 10/15/18	EUR	120,000	148,304
Petrobras Global Finance B.V.
5.999%, due 1/27/28 (b)		$116,000	116,290
6.125%, due 1/17/22		600,000	636,750
6.625%, due 1/16/34	GBP	100,000	146,041
8.375%, due 12/10/18		$100,000	104,870

			1,152,255

Pipelines 0.5%
Enbridge, Inc. (a)
1.75% (3-month USD-LIBOR-BBA + 0.40%), due 1/10/20		600,000	600,827
2.289% (3-month USD-LIBOR-BBA + 0.70%), due 6/15/20		800,000	807,431
Spectra Energy Partners, L.P. 2.195% (3-month USD-LIBOR-BBA + 0.70%), due 6/5/20 (a)		200,000	201,497

			1,609,755

	Principal Amount		Value
Real Estate Investment Trusts 0.2%
Unibail-Rodamco SE Series Reg S 2.129% (3-month USD-LIBOR-BBA + 0.77%), due 4/16/19 (a)		$700,000	$703,197

Software 0.0%‡
VMware, Inc. 2.95%, due 8/21/22		100,000	99,721

Telecommunications 0.4%
AT&T, Inc.
2.309% (3-month USD-LIBOR-BBA + 0.95%), due 7/15/21 (a)		1,000,000	1,013,704
5.15%, due 2/14/50		300,000	303,739
5.30%, due 8/14/58		100,000	100,328

			1,417,771

Total Corporate Bonds (Cost $22,763,329)			22,987,658

Foreign Government Bonds 6.2%
Argentina 0.5%
Argentina Bonar Bonds 25.413% (BADLARPP Index + 2.00%), due 4/3/22 (a)	ARS	784,000	41,883
Argentina POM Politica Monetaria 28.75%, due 6/21/20 (h)		9,500,000	545,772
Argentine Republic Government International Bond 6.875%, due 1/26/27		$900,000	983,250

			1,570,905

Australia 0.2%
Australia Government Bond Series Reg S 3.00%, due 9/20/25	AUD	700,000	768,327

Canada 0.3%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	894,252	953,221

Greece 0.2%
Hellenic Republic Treasury Bill (zero coupon), due 2/9/18	EUR	700,000	838,442

Japan 1.1%
Development Bank of Japan, Inc. 2.125%, due 9/1/22 (b)		$300,000	293,179
Japan Bank for International Cooperation 2.375%, due 7/21/22		200,000	197,191

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Government Bonds (continued)
Japan (continued)
♦Japanese Government CPI Linked Bond
0.10%, due 3/10/24	JPY	41,240,000	$383,760
0.10%, due 3/10/27		281,971,200	2,656,422

			3,530,552

Mexico 0.5%
Mexican Bonos de Proteccion al Ahorro 7.16%, due 1/4/18 (a)	MXN	32,600,000	1,717,466

New Zealand 0.7%
♦New Zealand Government Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,415,064
Series Reg S 2.50%, due 9/20/35		800,000	647,542
Series Reg S 3.00%, due 9/20/30		500,000	432,637

			2,495,243

Peru 0.3%
Peru Government Bond Series Reg S 6.15%, due 8/12/32 (b)	PEN	2,600,000	852,814

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	633,479

United Kingdom 2.2%
United Kingdom Gilt Series Reg S 4.25%, due 12/7/27	GBP	300,000	520,779
♦United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/26		3,411,296	5,420,298
Series Reg S 0.125%, due 3/22/46		599,092	1,313,887
Series Reg S 0.125%, due 11/22/56		59,240	154,445
Series Reg S 0.125%, due 11/22/65		1	3

			7,409,412

Total Foreign Government Bonds (Cost $21,401,642)			20,769,861

Loan Assignments 0.1% (a)
Oil & Gas 0.1%
Petroleo Global Trading Term Loan 3.597% (3-month LIBOR + 2.14%), due 2/19/20 (i)		$200,000	198,500

Total Loan Assignments (Cost $193,980)			198,500

	Principal Amount		Value
Mortgage-Backed Securities 2.9%
Agency Collateral (Collateralized Mortgage Obligation) 0.2%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 1.927% (1-month LIBOR + 0.45%), due 9/15/42 (a)		$772,741	$777,242

Whole Loan (Collateralized Mortgage Obligations) 2.7%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)(h)		1,754,859	1,799,854
Eurosail-UK PLC (a)
Series 2007-3A, Class A3C 1.252% (3-month GBP-LIBOR-BBA + 0.95%), due 6/13/45 (b)	GBP	69,173	92,707
Series 2007-3X, Class A3A, Reg S 1.252% (3-month GBP-LIBOR-BBA + 0.95%), due 6/13/45		259,430	347,695
Series 2007-3X, Class A3C, Reg S 1.252% (3-month GBP-LIBOR-BBA + 0.95%), due 6/13/45		69,173	92,707
IndyMac Index Mortgage Loan Trust Series 2005-AR14, Class 1A1A 1.609% (1-month USD-LIBOR-BBA + 0.28%), due 7/25/35 (a)		$1,487,566	1,293,518
Marche Mutui Srl Series 6, Class A1, Reg S 1.921% (3-month EURIBOR + 2.25%), due 1/27/64 (a)	EUR	7,125	8,561
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 3.564%, due 7/25/35 (j)		$356,467	300,240
♦Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 0.535% (3-month GBP-LIBOR-BBA + 0.24%), due 1/15/39 (a)	GBP	2,314,741	3,004,559
Trinity Square PLC Series 2015-1A, Class A 1.445% (3-month GBP-LIBOR-BBA + 1.15%), due 7/15/51 (a)(b)		863,003	1,180,292
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1, Class A2A 1.488% (1-month USD-LIBOR-BBA + 0.16%), due 2/25/37 (a)		$935,079	755,849

			8,875,982

Total Mortgage-Backed Securities (Cost $9,815,189)			9,653,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Municipal Bonds 0.0%‡
South Carolina 0.0%‡
South Carolina Student Loan Corp. Series A-3 1.621%, due 12/1/23 (h)	$155,566	$155,557

Total Municipal Bonds (Cost $155,413)		155,557

U.S. Government & Federal Agencies 109.2%
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.8%
2.202% (12-month Monthly Treasury Average Index + 1.20%), due 6/1/43 (a)	431,389	438,419
3.401% (1-year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (a)	564,467	597,254
3.50%, due 10/1/44 TBA (k)(l)	7,500,000	7,697,860
4.287% (11th District Cost of Funds Index + 1.926%), due 12/1/36 (a)	531,985	562,153

		9,295,686

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
Series 2017-H10, Class FB 2.55%, due 4/20/67 (a)	394,238	406,305

♦United States Treasury Notes 5.4%
1.875%, due 2/28/22 (k)	7,700,000	7,616,684
1.875%, due 7/31/22 (k)	3,300,000	3,255,269
2.125%, due 7/31/24 (k)	5,600,000	5,533,500
2.25%, due 11/15/24	500,000	497,422
2.50%, due 5/15/24 (k)	1,100,000	1,112,418

		18,015,293

♦United States Treasury Inflation—Indexed Bonds 40.2%
0.375%, due 7/15/25	9,527,866	9,542,426
0.375%, due 7/15/27	1,169,721	1,163,493
0.625%, due 2/15/43	1,866,811	1,826,651
0.75%, due 2/15/42	3,089,341	3,119,409
0.75%, due 2/15/45	2,828,250	2,842,432
0.875%, due 2/15/47	9,627,871	10,004,764
1.00%, due 2/15/46	4,549,345	4,859,900
1.375%, due 7/15/18 (m)	343,167	346,987
1.375%, due 2/15/44	15,209,064	17,558,018
1.75%, due 1/15/28	14,458,840	16,250,839
2.00%, due 1/15/26	10,046,795	11,300,774
2.125%, due 2/15/40	2,932,987	3,816,490
2.125%, due 2/15/41	1,588,196	2,080,923
2.375%, due 1/15/25 (k)	19,785,881	22,547,146
2.375%, due 1/15/27	954,065	1,116,228

	Principal Amount		Value
♦United States Treasury Inflation—Indexed Bonds (continued)
2.50%, due 1/15/29		$13,511,064	$16,389,422
3.375%, due 4/15/32		440,529	609,403
3.625%, due 4/15/28		3,144,736	4,126,049
3.875%, due 4/15/29		3,205,004	4,369,371

			133,870,725

♦United States Treasury Inflation—Indexed Notes 60.7%
0.125%, due 4/15/19		9,021,639	9,001,371
0.125%, due 4/15/20 (k)		21,592,869	21,548,587
0.125%, due 4/15/21 (k)		29,903,872	29,780,635
0.125%, due 1/15/22		2,691,905	2,681,061
0.125%, due 4/15/22		608,568	604,283
0.125%, due 7/15/22 (k)		19,811,615	19,785,032
0.125%, due 1/15/23 (k)		24,209,345	24,021,329
0.125%, due 7/15/24		14,782,693	14,608,996
0.125%, due 7/15/26		2,912,240	2,845,523
0.25%, due 1/15/25		10,726,729	10,631,777
0.375%, due 7/15/23 (k)		19,004,666	19,147,479
0.375%, due 1/15/27		102,115	101,379
0.625%, due 1/15/24		11,723,904	11,929,182
0.625%, due 1/15/26 (k)		18,115,152	18,405,104
1.25%, due 7/15/20		1,244,166	1,284,679
1.375%, due 1/15/20		4,562,720	4,682,182
1.625%, due 1/15/18		353,229	353,188
1.875%, due 7/15/19		10,397,340	10,720,136

			202,131,923

Total U.S. Government & Federal Agencies (Cost $366,318,816)			363,719,932

Total Long-Term Bonds (Cost $442,902,731)			439,892,618

Short-Term Investments 55.3%
Foreign Government Bonds 4.9%
Argentina Treasury Bills
(zero coupon), due 3/16/18	ARS	200,000	10,132
(zero coupon), due 4/13/18		1,400,000	69,564
(zero coupon), due 5/24/18		100,000	98,741
(zero coupon), due 6/15/18		119,000	23,518
(zero coupon), due 6/29/18		62,000	60,986
(zero coupon), due 7/13/18		200,000	196,524
(zero coupon), due 9/14/18		1,800,000	81,760
(zero coupon), due 9/28/18		200,000	195,055
(zero coupon), due 10/12/18		100,000	97,395
(zero coupon), due 10/26/18		100,000	97,262
(zero coupon), due 11/16/18		269,000	261,118
Brazil Letras do Tesouro Nacional (zero coupon), due 7/1/18	BRL	38,720,000	11,307,545
Hellenic Republic Treasury Bills
(zero coupon), due 3/9/18	EUR	600,000	717,678
(zero coupon), due 3/16/18		1,000,000	1,195,890

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Short-Term Investments (continued)
Foreign Government Bonds (continued)
Japan Treasury Discount Bills (zero coupon), due 2/13/18	JPY	185,350,000	$1,645,268
United Kingdom Treasury Bills (zero coupon), due 1/29/18 (c)	GBP	100,000	134,989

Total Foreign Government Bonds (Cost $16,629,813)			16,193,425

Repurchase Agreements 48.4%
BNP Paribas Securities Corp. 1.40%, dated 12/29/17 due 1/3/18 Proceeds at Maturity $60,002,333 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $61,465,532 and a Market Value of $61,352,988)		$60,000,000	60,000,000
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $1,268,069 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $1,308,421 and a Market Value of $1,296,695)		1,267,993	1,267,993
Merrill Lynch Pierce Fenner & Smith 1.50%, dated 12/29/17 due 1/4/18 Proceeds at Maturity $60,002,500 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $51,214,000 and a Market Value of $61,034,684)		60,000,000	60,000,000

	Principal Amount		Value
Repurchase Agreements (continued)
Societe Generale S.A. 1.42%, dated 12/29/17 due 1/4/18 Proceeds at Maturity $40,001,578 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 4/15/21, with a Principal Amount of $41,036,378 and a Market Value of $40,880,488)		$40,000,000	$40,000,000

Total Repurchase Agreements (Cost $161,267,993)			161,267,993

Short Term Instruments 2.0%
Bank of Montreal
1.235%, due 1/5/18	CAD	700,000	556,806
1.272%, due 1/15/18		1,000,000	795,157
1.285%, due 1/19/18		100,000	79,504
Bank of Nova Scotia
1.197%, due 1/8/18		100,000	79,536
1.279%, due 1/25/18		360,000	286,156
Barclays Bank PLC
1.892% (3-month USD-LIBOR-BBA + 0.47%), due 5/17/18 (a)(b)		$900,000	901,017
1.94%, due 9/4/18 (b)		1,200,000	1,200,096
2.06% (3-month USD-LIBOR-BBA + 0.46%), due 3/16/18 (a)		900,000	900,918
HSBC Bank Canada
1.245%, due 1/8/18	CAD	100,000	79,535
1.301%, due 1/15/18		200,000	159,030
1.318%, due 1/17/18		229,000	182,075
Royal Bank of Canada
1.24%, due 1/8/18		300,000	238,607
1.26%, due 1/11/18		240,000	190,865
Toronto Dominion Bank
1.226%, due 1/8/18		700,000	556,751
1.227%, due 1/5/18		400,000	318,174

Total Short Term Instruments (Cost $6,450,800)			6,524,227

Total Short-Term Investments (Cost $184,348,606)			183,985,645

Total Investments Excluding Purchased Options (Cost $627,251,337)		187.3%	623,878,263

Total Purchased Options (Cost $16,796)		0.0%	22,313

Total Investments (Cost $627,268,133)		187.3	623,900,576
Other Assets, Less Liabilities		(87.3)	(290,817,631)
Net Assets		100.0%	$333,082,945

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Illiquid security—As of December 31, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $9,306,397, which represented 2.8% of the Portfolio's net assets. (Unaudited)

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $4,370,938, which represented 1.3% of the Portfolio's net assets.

(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2017.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2017.

(k)	All or portion of the security is a delayed delivery security.

(l)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2017, the total net market value of these securities was $7,697,860, which represented 2.3% of the Portfolio's net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(m)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio's custodian as collateral for swap contracts. (See Note 2(L))

As of December 31, 2017, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Argentine Peso vs. U.S. Dollar	1/12/18	Credit Suisse International	ARS	6,181,500	$347,470	$(17,174)
Argentine Peso vs. U.S. Dollar	2/14/18	Bank of America N.A.		13,028,000	700,000	(16,051)
Argentine Peso vs. U.S. Dollar	5/16/18	JPMorgan Chase Bank N.A.		1,273,000	62,709	1,007
Brazilian Real vs. U.S. Dollar	1/3/18	Bank of America N.A.	BRL	1,462,448	447,321	(6,439)
Brazilian Real vs. U.S. Dollar	1/3/18	JPMorgan Chase Bank N.A.		12,637,552	3,799,132	10,687
Brazilian Real vs. U.S. Dollar	2/2/18	JPMorgan Chase Bank N.A.		1,597,025	482,762	(2,927)
Brazilian Real vs. U.S. Dollar	7/3/18	JPMorgan Chase Bank N.A.		5,200,000	1,610,156	(73,014)
Canadian Dollar vs. U.S. Dollar	1/10/18	Bank of America N.A.	CAD	5,668,000	4,428,797	81,231
Canadian Dollar vs. U.S. Dollar	1/10/18	JPMorgan Chase Bank N.A.		3,456,000	2,728,049	21,891
Danish Krone vs. U.S. Dollar	1/2/18	JPMorgan Chase Bank N.A.	DKK	3,695,000	587,840	7,676
Indian Rupee vs. U.S. Dollar	3/13/18	JPMorgan Chase Bank N.A.	INR	42,778,375	644,059	20,543
Pound Sterling vs. U.S. Dollar	1/10/18	Bank of America N.A.	GBP	541,000	725,330	5,259
Russian Ruble vs. U.S. Dollar	2/16/18	Credit Suisse International	RUB	19,133,455	326,811	3,692
Russian Ruble vs. U.S. Dollar	3/7/18	Bank of America N.A.		47,802,570	805,773	17,169
South African Rand vs. U.S. Dollar	2/6/18	Bank of America N.A.	ZAR	4,458,000	323,022	35,441

Foreign Currency Sales Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Argentine Peso vs. U.S. Dollar	2/14/18	JPMorgan Chase Bank N.A.	ARS	2,047,680	$108,000	$500
Australian Dollar vs. U.S. Dollar	1/10/18	JPMorgan Chase Bank N.A.	AUD	2,921,000	2,209,921	(69,161)
Brazilian Real vs. U.S. Dollar	1/3/18	JPMorgan Chase Bank N.A.	BRL	14,100,000	3,836,640	(414,061)
Brazilian Real vs. U.S. Dollar	2/2/18	JPMorgan Chase Bank N.A.		5,337,552	1,603,446	(250)
Brazilian Real vs. U.S. Dollar	7/3/18	Bank of America N.A.		2,300,000	678,266	(1,624)

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	7/3/18	JPMorgan Chase Bank N.A.	BRL	36,420,000	$11,073,110	$307,200
Canadian Dollar vs. U.S. Dollar	1/5/18	JPMorgan Chase Bank N.A.	CAD	1,100,000	859,436	(15,732)
Canadian Dollar vs. U.S. Dollar	1/8/18	Bank of America N.A.		100,000	77,994	(1,573)
Canadian Dollar vs. U.S. Dollar	1/8/18	JPMorgan Chase Bank N.A.		1,100,000	856,825	(18,412)
Canadian Dollar vs. U.S. Dollar	1/10/18	Bank of America N.A.		10,281,000	8,000,778	(179,814)
Canadian Dollar vs. U.S. Dollar	1/10/18	JPMorgan Chase Bank N.A.		2,175,000	1,690,926	(39,722)
Canadian Dollar vs. U.S. Dollar	1/11/18	JPMorgan Chase Bank N.A.		240,000	188,632	(2,339)
Canadian Dollar vs. U.S. Dollar	1/16/18	Bank of America N.A.		999,000	775,387	(19,574)
Canadian Dollar vs. U.S. Dollar	1/16/18	JPMorgan Chase Bank N.A.		200,000	155,864	(3,288)
Canadian Dollar vs. U.S. Dollar	1/17/18	JPMorgan Chase Bank N.A.		229,000	177,999	(4,231)
Canadian Dollar vs. U.S. Dollar	1/19/18	Bank of America N.A.		100,000	77,987	(1,592)
Canadian Dollar vs. U.S. Dollar	1/25/18	Bank of America N.A.		360,000	283,022	(3,481)
Danish Krone vs. U.S. Dollar	1/2/18	Bank of America N.A.	DKK	936,000	142,632	(8,221)
Danish Krone vs. U.S. Dollar	1/2/18	Credit Suisse International		3,770,000	600,555	(7,049)
Danish Krone vs. U.S. Dollar	4/3/18	Bank of America N.A.		505,000	77,440	(4,427)
Euro vs. U.S. Dollar	1/10/18	Bank of America N.A.	EUR	6,119,000	7,262,074	(82,865)
Euro vs. U.S. Dollar	1/10/18	JPMorgan Chase Bank N.A.		577,000	681,588	(11,014)
Euro vs. U.S. Dollar	3/16/18	Bank of America N.A.		800,000	947,543	(16,452)
Euro vs. U.S. Dollar	3/16/18	Credit Suisse International		200,000	237,424	(3,575)
Japanese Yen vs. U.S. Dollar	1/10/18	Bank of America N.A.	JPY	260,100,000	2,328,652	19,658
Japanese Yen vs. U.S. Dollar	2/13/18	JPMorgan Chase Bank N.A.		185,350,000	1,638,628	(9,501)
Mexican Peso vs. U.S. Dollar	1/24/18	Bank of America N.A.	MXN	28,965,219	1,526,816	59,313
New Zealand Dollar vs. U.S. Dollar	1/10/18	Bank of America N.A.	NZD	3,376,000	2,311,000	(81,398)
Pound Sterling vs. U.S. Dollar	1/10/18	JPMorgan Chase Bank N.A.	GBP	10,269,000	13,890,659	22,982
Pound Sterling vs. U.S. Dollar	1/29/18	JPMorgan Chase Bank N.A.		100,000	133,875	(1,253)
Russian Ruble vs. U.S. Dollar	1/19/18	Credit Suisse International	RUB	47,544,000	811,955	(12,098)
South Korean Won vs. U.S. Dollar	3/14/18	JPMorgan Chase Bank N.A.	KRW	939,228,600	849,827	(28,535)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(542,598)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be "sold or repurchased," although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(105)	March 2018	$(12,256,662)	$(12,197,227)	$59,435
10-Year Japan Government Bond	(3)	March 2018	(4,017,075)	(4,014,555)	2,520
10-Year United States Treasury Note	136	March 2018	16,954,352	16,870,375	(83,977)
Euro BOBL	(6)	March 2018	(952,685)	(947,473)	5,212
Euro Bund	5	March 2018	977,330	969,958	(7,372)
Euro-OAT	(25)	March 2018	(4,713,666)	(4,654,815)	58,851
United States Treasury Bond	(38)	March 2018	(5,820,672)	(5,814,000)	6,672
UK Long Gilt	(49)	March 2018	(8,222,987)	(8,280,259)	(57,272)

			$(18,052,065)	$(18,067,996)	$(15,931)

1.	As of December 31, 2017, cash in the amount of $463,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2017 (continued)

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-IMM Euro Future	Morgan Stanley & Co., LLC	$98.25	3/19/2018	170	$425,000	$16,796	$22,313

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	(300,000)	$(300,000)	$(2,085)	$(66)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	(5,127)
							$(37,153)	$(5,193)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$124.00	1/26/2018	(9)		$(9,000)	$(3,224)	$(4,219)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	124.50	2/23/2018	(9)		(9,000)	(3,645)	(4,219)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	125.00	1/26/2018	(9)		(9,000)	(3,646)	(1,266)
Call-Euro Bund	Morgan Stanley & Co., LLC	165.00	2/23/2018	(24)	EUR	(2,400,000)	(12,238)	(2,880)
Call-Euro Bund	Morgan Stanley & Co., LLC	165.50	2/23/2018	(19)		(1,900,000)	(8,644)	(1,596)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.95	1/04/2018	(3,700,000)		$(3,700,000)	(6,070)	(1,154)
Call-IMM Euro Future	Morgan Stanley & Co., LLC	98.75	3/19/2018	(170)		(425,000)	(19,373)	(1,063)
Call-United States Treasury Bond	Morgan Stanley & Co., LLC	154.00	2/23/2018	(6)		(6,000)	(7,570)	(8,156)
							$(64,410)	$(24,553)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$123.50	1/26/2018	(9)		$(9,000)	$(2,802)	$(2,109)
Put-Euro Bund	Morgan Stanley & Co., LLC	161.50	2/23/2018	(19)	EUR	(1,900,000)	(11,607)	(20,973)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	101.95	1/04/2018	(3,700,000)		$(3,700,000)	(7,082)	(28)
							$(21,491)	$(23,110)

Swap Contracts

As of December 31, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
2,500,000	USD	6/15/2018	3-Month USD-LIBOR	Fixed 1.25%	Quarterly/Semi-Annually	$265	$(5,143)	$(4,878)
16,200,000		6/21/2019	Fixed 1.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(71,009)	172,333	101,324
18,400,000	MXN	7/7/2021	MXN TIIE	Fixed 5.61%	Monthly/Monthly	37,528	(66,147)	(28,619)
7,200,000		11/10/2021	MXN TIIE	Fixed 7.03%	Monthly/Monthly	500	(10,419)	(9,919)
2,200,000		11/17/2021	MXN TIIE	Fixed 7.388%	Monthly/Monthly	—	(1,849)	(1,849)

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	$(14,765)	$4,218	$(10,547)
8,500,000		12/20/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	(10,624)	4,212	(6,412)
900,000		12/19/2023	3-Month USD-LIBOR	Fixed 2.50%	Quarterly/Semi-Annually	5,883	6,003	11,886
14,900,000	MXN	6/5/2024	MXN TIIE	Fixed 7.20%	Monthly/Monthly	(146)	(27,448)	(27,594)
6,189,000	BRL	1/2/2025	BRL-CDI	Fixed 9.65%	Maturity/Maturity	18,478	(30,302)	(11,824)
6,200,000	USD	7/27/2026	Fixed 2.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(167,202)	130,955	(36,247)
6,400,000		12/7/2026	Fixed 2.40%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(39,572)	27,259	(12,313)
4,650,000		12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	105,309	233,352	338,661
420,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	7,461	4,397	11,858
4,500,000	USD	12/20/2027	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	47,130	(43,328)	3,802
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	904	(1,076)	(172)
3,300,000	GBP	3/21/2028	Fixed 1.50%	6-Month GBP-LIBOR	Semi-Annually/Semi-Annually	109,117	(85,074)	24,043
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/Quarterly	(4,790)	(5,482)	(10,272)
840,000,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	44,685	(76,955)	(32,270)
6,400,000	MXN	11/28/2036	MXN TIIE	Fixed 8.31%	Monthly/Monthly	(33,431)	4,686	(28,745)
1,000,000		6/18/2037	MXN TIIE	Fixed 7.48%	Monthly/Monthly	—	(3,598)	(3,598)
6,100,000	JPY	12/21/2045	Fixed 1.50%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	8,938	(8,043)	895
610,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	22,807	9,460	32,267
4,600,000		12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	356,703	285,673	642,376
1,170,000		12/15/2047	Fixed 2.00%	US Federal Fund Rate	Annually/Annually	(2,253)	40,401	38,148
900,000	GBP	3/21/2048	Fixed 1.75%	6-Month GBP-LIBOR	Semi-Annually/Semi-Annually	20,426	(96,489)	(76,063)
1,150,000	USD	6/20/2048	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(23,703)	14,009	(9,694)
200,000		12/19/2048	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(4,319)	(7,859)	(12,178)
						$414,320	$467,746	$882,066

As of December 31, 2017, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
2,800,000	USD	4/27/2018	Fixed 1.71%	12-Month USD-CPI	Maturity	$—	$538	$538
2,800,000		4/27/2019	12-Month USD-CPI	Fixed 1.935%	Maturity	—	4,439	4,439
1,300,000		11/23/2020	Fixed 2.026%	12-Month USD-CPI	Maturity	—	2,995	2,995
1,300,000		11/25/2020	Fixed 2.021%	12-Month USD-CPI	Maturity	—	3,185	3,185
760,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.385%	Maturity	2,686	(14,108)	(11,422)
800,000		6/15/2027	12-Month EUR-CPI	Fixed 1.36%	Maturity	11,803	(18,553)	(6,750)
1,100,000	USD	7/25/2027	12-Month USD-CPI	Fixed 2.067%	Maturity	—	(18,097)	(18,097)
560,000		9/20/2027	12-Month USD-CPI	Fixed 2.18%	Maturity	—	(4,222)	(4,222)
600,000		9/25/2027	12-Month USD-CPI	Fixed 2.15%	Maturity	—	(6,493)	(6,493)
1,200,000		10/17/2027	12-Month USD-CPI	Fixed 2.155%	Maturity	—	(12,696)	(12,696)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2017 (continued)

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
4,400,000	EUR	11/15/2027	12-Month EUR-CPI	Fixed 1.52%	Maturity	$3,519	$(25,382)	$(21,863)
4,100,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	Maturity	(6,793)	94,448	87,655
2,100,000		4/15/2031	UK RPI	Fixed 3.14%	Maturity	197,032	(171,699)	25,333
2,690,000		10/15/2031	UK RPI	Fixed 3.53%	Maturity	3,457	42,538	45,995
1,060,000		9/15/2032	UK RPI	Fixed 3.47%	Maturity	4,015	(3,772)	243
560,000		10/15/2046	Fixed 3.585%	UK RPI	Maturity	43,536	(30,039)	13,497
						$259,255	$(156,918)	$102,337

As of December 31, 2017, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
CDX North American High Yield Series 29	12/20/2022	Buy	4,200	5.00%	Quarterly	$317,967	$(347,853)	$(29,886)
						$317,967	$(347,853)	$(29,886)

As of December 31, 2017, the Portfolio held the following OTC credit default swap contracts1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Federative Republic of Brazil	Credit Suisse International	6/20/2021	Sell	1,700	1.00%	Quarterly	$84,967	$(4,700)	$80,267
Federative Republic of Brazil	Bank of America	6/20/2022	Sell	300	1.00%	Quarterly	17,001	(5,467)	11,534
							$101,968	$(10,167)	$91,801

1.	As of December 31, 2017, cash in the amount of $1,803,000 was on deposit with brokers for swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2017.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

ARS—Argentine Peso

BBA—British Bankers' Association

BADLARPP—Average rate on 30-35 day deposits of at least 1 million Pesos

BRL—Brazilian Real

CAD—Canadian Dollar

CDI—Credit Default Index

DKK—Danish Krone

EUR—Euro

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EURIBOR—Euro Interbank Offered Rate

GBP—British Pound Sterling

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

RUB—New Russian Ruble

TIIE—Tasa de Interés Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)

USD—United States Dollar

ZAR—South African Rand

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$22,407,886	$—	$22,407,886
Corporate Bonds	—	22,987,658	—	22,987,658
Foreign Government Bonds	—	20,769,861	—	20,769,861
Loan Assignments (b)	—	—	198,500	198,500
Mortgage-Backed Securities	—	9,653,224	—	9,653,224
Municipal Bonds	—	155,557	—	155,557
U.S. Government & Federal Agencies	—	363,719,932	—	363,719,932

Total Long-Term Bonds	—	439,694,118	198,500	439,892,618

Short-Term Investments
Foreign Government Bonds	—	16,193,425	—	16,193,425
Short Term Instruments	—	6,524,227	—	6,524,227
Repurchase Agreement	—	161,267,993	—	161,267,993

Total Short-Term Investments	—	183,985,645	—	183,985,645

Purchased Option	22,313	—	—	22,313

Total Investments in Securities	22,313	623,679,763	198,500	623,900,576

Other Financial Instruments
Credit Default Swap Contracts (c)	—	91,801	—	91,801
Foreign Currency Forward Contracts (c)	—	614,249	—	614,249
Futures Contracts (c)	132,690	—	—	132,690
Inflation Swap Contracts (c)	—	183,880	—	183,880
Interest Rate Swap Contracts (c)	—	1,205,260	—	1,205,260

Total Other Financial Instruments	132,690	2,095,190	—	2,227,880

Total Investments in Securities and Other Financial Instruments	$155,003	$625,774,953	$198,500	$626,128,456

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2017 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(1,156,847)	$—	$(1,156,847)
Futures Contracts (c)	(148,621)	—	—	(148,621)
Credit Default Swap Contracts (c)	—	(29,886)	—	(29,886)
Inflation Swap Contracts (c)	—	(81,543)	—	(81,543)
Interest Rate Swap Contracts (c)	—	(323,194)	—	(323,194)
Written Options	(46,481)	(6,375)	—	(52,856)

Total Other Financial Instruments	$(195,102)	$(1,597,845)	$—	$(1,792,947)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $198,500 is held in Oil & Gas within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, a security with a market value of $(200) transferred from Level 1 to Level 2 as the price of this security was based on an evaluated price. As of December 31, 2016, the fair value obtained for this security was based on an observable quoted price.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017
Loan Assignments Oil & Gas	$—	$680	$—	$4,520	$193,300	$—	$—	$—	$198,500	$4,520

Sale-Buyback Transactions (a)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Sale-Buyback Transactions(b)
Barclays Capital Inc.	1.80%	12/20/2017	1/4/2018	$3,090,254	$3,089,735
Barclays Capital Inc.	1.80	12/20/2017	1/4/2018	2,202,913	2,202,590
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	28,339,976	28,322,793
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	4,928,616	4,925,617
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	22,733,069	22,732,853
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	23,003,085	22,989,114
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	7,682,197	7,682,717
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	29,993,865	29,975,589
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	5,597,023	5,597,762
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	3,289,041	3,289,235
Barclays Capital Inc.	1.65	12/11/2017	1/12/2018	1,118,763	1,119,036

				$131,978,802	$131,927,041

(a)	During the year ended December 31, 2017, the Portfolio’s average amount of borrowing was $118,588,116 at a weighted average interest rate of 1.07%.
(b)	Payable for sale-buyback transactions includes $(51,761) of deferred price drop.

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $466,000,140)	$462,632,583
Repurchase agreements, at value (identified cost $161,267,993)	161,267,993
Cash collateral on deposit at broker for swap contracts	1,803,000
Cash collateral on deposit at broker for futures contracts	463,000
Cash denominated in foreign currencies (identified cost $448,173)	456,788
Receivables:
Investment securities sold	20,045,398
Interest	1,748,940
Variation margin on futures contracts	162,365
Variation margin on centrally cleared swap contracts	143,784
Fund shares sold	71,748
Unrealized appreciation on OTC swap contracts	91,801
Other assets	72,940
Unrealized appreciation on foreign currency forward contracts	614,249

Total assets	649,574,589

Liabilities
Written options, at value (premiums received $123,054)	52,856
Payables:
Investment securities purchased	182,695,294
Sale buyback transaction	131,978,802
Fund shares redeemed	174,601
Manager (See Note 3)	140,717
Premiums received for OTC swap contracts	101,968
Professional fees	71,892
NYLIFE Distributors (See Note 3)	60,750
Shareholder communication	35,349
Custodian	21,030
Trustees	403
Interest on investments sold short	385
Accrued expenses	750
Unrealized depreciation on foreign currency forward contracts	1,156,847

Total liabilities	316,491,644

Net assets	$333,082,945

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,042
Additional paid-in capital	401,045,242

401,084,284
Undistributed net investment income	4,889,019
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(70,075,152)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(2,266,972)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(548,234)

Net assets	$333,082,945

Initial Class
Net assets applicable to outstanding shares	$45,562,809

Shares of beneficial interest outstanding	5,333,623

Net asset value per share outstanding	$8.54

Service Class
Net assets applicable to outstanding shares	$287,520,136

Shares of beneficial interest outstanding	33,707,957

Net asset value per share outstanding	$8.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest	$12,246,544

Expenses
Manager (See Note 3)	1,635,978
Interest expense	1,380,244
Distribution/Service—Service Class (See Note 3)	714,362
Custodian	115,024
Professional fees	111,423
Shareholder communication	94,750
Trustees	7,990
Miscellaneous	20,761

Total expenses	4,080,532

Net investment income (loss)	8,166,012

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,678,703)
Investments sold short	104,053
Futures transactions	(318,883)
Written option transactions	545,740
Swap transactions	(194,288)
Foreign currency forward transactions	(1,368,015)
Foreign currency transactions	(210,323)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(4,120,419)

Net change in unrealized appreciation (depreciation) on:
Investments	7,769,026
Investments sold short	47,471
Futures contracts	28,587
Swap contracts	143,986
Written option contracts	43,681
Foreign currency forward contracts	(1,731,380)
Translation of other assets and liabilities in foreign currencies	8,757

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	6,310,128

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	2,189,709

Net increase (decrease) in net assets resulting from operations	$10,355,721

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,166,012	$6,791,183
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(4,120,419)	(12,997,564)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	6,310,128	21,386,501

Net increase (decrease) in net assets resulting from operations	10,355,721	15,180,120

Dividends to shareholders:
From net investment income:
Initial Class	(764,807)	(602,515)
Service Class	(4,184,663)	(3,989,745)

Total dividends to shareholders	(4,949,470)	(4,592,260)

Capital share transactions:
Net proceeds from sale of shares	44,664,107	38,669,160
Net asset value of shares issued to shareholders in reinvestment of dividends	4,949,470	4,592,260
Cost of shares redeemed	(40,002,674)	(87,850,451)

Increase (decrease) in net assets derived from capital share transactions	9,610,903	(44,589,031)

Net increase (decrease) in net assets	15,017,154	(34,001,171)

Net Assets
Beginning of year	318,065,791	352,066,962

End of year	$333,082,945	$318,065,791

Undistributed net investment income at end of year	$4,889,019	$4,382,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Cash Flows

for the year ended December 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$10,355,721
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(520,707,747)
Long term investments sold	500,404,655
Purchase of short term investments, net	(36,310,787)
Amortization (accretion) of discount and premium and inflation adjustments, net	(6,785,726)
Decrease in investment securities sold receivable	19,350,116
Increase in interest receivable	(239,342)
Decrease in deposit at broker for swap contracts	16,000
Decrease in deposit at broker for futures contracts	67,000
Increase in other assets	(72,938)
Decrease in unrealized appreciation on forward foreign currency contracts	2,674,753
Decrease in securities sold short	(4,052,217)
Increase in premiums from written options	77,073
Increase in investment securities purchased payable	32,518,585
Decrease in interest payable for securities sold short	(29,872)
Decrease in due to broker	(830,000)
Increase in professional fees payable	11,031
Increase in custodian payable	16
Increase in shareholder communication payable	16,125
Increase in due to manager	6,888
Increase in due to NYLIFE Distributors	1,415
Decrease in due to Trustees	(57)
Increase in unrealized appreciation on OTC swap contracts	(70,265)
Decrease in unrealized depreciation on OTC swap contracts	(428,586)
Decrease in premiums received for open OTC swap contracts	(72,848)
Decrease in unrealized depreciation on forward foreign currency contracts	(943,373)
Increase in variation margin on futures contracts	(147,354)
Increase in variation margin on centrally cleared swap contracts	(162,215)
Increase in accrued expenses and other liabilities	300
Net change in unrealized (appreciation) depreciation on investments	(7,769,026)
Net realized loss from investments	2,678,703
Net change in unrealized (appreciation) depreciation on securities sold short	(47,471)
Net realized gain from securities sold short	(104,053)
Net change in unrealized (appreciation) depreciation on written options	(43,681)

Net cash used in operating activities*	(10,639,177)

Cash flows used in financing activities:
Proceeds from shares sold	$44,668,121
Payment on shares redeemed	(39,930,902)
Decrease in due to custodian	(16)
Proceeds from reverse repurchase agreements	(148,718,838)
Payments on reverse repurchase agreements	89,217,988
Proceeds from sale-buyback transactions	7,063,772,432
Payments on sale-buyback transactions	(6,998,193,692)

Net cash used in financing activities	10,815,093

Net increase in cash:	175,916

Cash and Foreign Currency at beginning of year	280,872

Cash and Foreign Currency at end of year	$456,788

Non cash financing activities not included herein consist of reinvestment of all distributions of $4,949,470.

*	Included in operating expenses is cash of $1,349,602 paid for interest on borrowings.

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.40	$8.11		$8.71	$9.44	$10.59

Net investment income (loss) (a)	0.23	0.17		0.11	0.26	0.09
Net realized and unrealized gain (loss) on investments	0.15	0.21		(0.51)	(0.18)	(1.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.05		0.19	0.18	(0.01)

Total from investment operations	0.29	0.43		(0.21)	0.26	(0.97)

Less dividends and distributions:
From net investment income	(0.15)	(0.14)		(0.39)	(0.09)	(0.12)
From net realized gain on investments	—	—		—	(0.90)	(0.06)

Total dividends and distributions	(0.15)	(0.14)		(0.39)	(0.99)	(0.18)

Net asset value at end of year	$8.54	$8.40		$8.11	$8.71	$9.44

Total investment return (b)	3.45%	5.28%		(2.51%)	2.50%	(9.08%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.71%	2.05	%(c)	1.26%	2.74%	0.88%
Net expenses (e)	1.03%	0.91	%(d)	0.72%	0.64%	0.61%
Portfolio turnover rate (f)	121%	143%		84%	85%	88%
Net assets at end of year (in 000’s)	$45,563	$36,060		$68,794	$9,479	$9,678

(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)	Includes interest expenses of 0.42%, 0.32%, 0.15%, 0.08% and 0.07% incurred as a result of entering into reverse repurchase agreements and sale buy-back transactions for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively
(f)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 91%, 59%, 49%, and 88% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Service Class	2017	2016		2015	2014	2013
Net asset value at beginning of year	$8.39	$8.10		$8.70	$9.42	$10.58

Net investment income (loss) (a)	0.21	0.18		0.05	0.24	0.07
Net realized and unrealized gain (loss) on investments	0.15	0.19		(0.46)	(0.18)	(1.05)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.04		0.17	0.18	(0.01)

Total from investment operations	0.27	0.41		(0.24)	0.24	(0.99)

Less dividends and distributions:
From net investment income	(0.13)	(0.12)		(0.36)	(0.06)	(0.11)
From net realized gain on investments	—	—		—	(0.90)	(0.06)

Total dividends and distributions	(0.13)	(0.12)		(0.36)	(0.96)	(0.17)

Net asset value at end of year	$8.53	$8.39		$8.10	$8.70	$9.42

Total investment return (b)	3.20%	5.03%		(2.76%)	2.26%	(9.26%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%	2.15	%(c)	0.56%	2.52%	0.67%
Net expenses (e)	1.28%	1.16	%(d)	0.97%	0.87%	0.82%
Portfolio turnover rate (f)	121%	143%		84%	85%	88%
Net assets at end of year (in 000’s)	$287,520	$282,006		$283,273	$331,595	$356,681

(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(e)	Includes interest expenses of 0.42%, 0.32%, 0.15%, 0.08% and 0.07% incurred as a result of entering into reverse repurchase agreements and sale buy-back transactions for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively
(f)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 91%, 59%, 49%, and 88% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

29

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, no foreign equity securities were held by the Portfolio.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at

30	MainStay VP PIMCO Real Return Portfolio

the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or

Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

31

Notes to Financial Statements (continued)

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or

Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee

32	MainStay VP PIMCO Real Return Portfolio

the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be

33

Notes to Financial Statements (continued)

required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before

34	MainStay VP PIMCO Real Return Portfolio

the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

(N)  Interest Rate Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2017, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

35

Notes to Financial Statements (continued)

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1⁄3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the year ended December 31, 2017, the Portfolio’s average amount of borrowing was $8,944,787 at a weighted average interest rate of 0.91%.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. As of December 31, 2017, the Portfolio did not hold any short positions.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will

36	MainStay VP PIMCO Real Return Portfolio

be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(W)  Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(X)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Y)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

		Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$22,313	$—	$—	$22,313
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts, futures contracts and written options (a)	—	—	132,690	132,690
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	91,801	—	91,801
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts, futures contracts and written options (b)	—	—	1,389,140	1,389,140
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	614,249	—	—	614,249

Total Fair Value		$636,562	$91,801	$1,521,830	$2,250,193

37

Notes to Financial Statements (continued)

Liability Derivatives

		Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$(1,063)	$—	$(51,793)	$(52,856)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts, futures contracts and written options (a)	—	—	(148,621)	(148,621)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts, futures contracts and written options (b)	—	(29,886)	(404,737)	(434,623)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,156,847)	—	—	(1,156,847)

Total Fair Value		$(1,157,910)	$(29,886)	$(605,151)	$(1,792,947)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$(27,424)	$—	$(56,774)	$(84,198)
Written Options	Net realized gain (loss) on written option transactions	21,877	—	523,863	545,740
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(318,883)	(318,883)
Swap Contracts	Net realized gain (loss) on swap transactions	1,467	(43,157)	(152,598)	(194,288)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(1,368,015)	—	—	(1,368,015)

Total Realized Gain (Loss)		$(1,372,095)	$(43,157)	$(4,392)	$(1,419,644)

Change in Unrealized Appreciation (Depreciation)

		Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$11,300	$—	$—	$11,300
Written Options	Net change in unrealized appreciation (depreciation) on written options	18,310	—	25,371	43,681
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	28,587	28,587
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	40,379	103,607	143,986
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(1,731,380)	—	—	(1,731,380)

Total Change in Unrealized Appreciation (Depreciation)		$(1,701,770)	$40,379	$157,565	$(1,503,826)

38	MainStay VP PIMCO Real Return Portfolio

Average Notional Amount

	Foreign Exchange Contracts Risk		Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$759,000	(a)	$—	$11,770,833 (b)	$12,529,833
Written Options	$(524,600	)(a)	$—	$—	$(524,600)
Written Inflation—Capped Options	$—		$—	$(12,809,667)	$(12,809,667)
Futures Contracts Long	$—		$—	$8,347,900	$8,347,900
Futures Contracts Short	$—		$—	$(41,416,634)	$(41,416,634)
Swap Contracts Long	$—		$6,425,833	$96,946,350	$103,372,183
Forward Contracts Long	$20,504,031		$—	$—	$20,504,031
Forward Contracts Short	$(72,061,970)		$—	$—	$(72,061,970)

(a)	Positions were open ten months during the reporting period.

(b)	Positions were open six months during the reporting period.

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2017:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
Barclays Capital Inc.	$(131,927,041)	$(131,927,041)	$131,591,933	$(335,108)

Total Borrowings and Other Financing Transactions	$(131,927,041)

(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
United States Treasury Obligations	$—	$131,978,802	$—	$—	$131,978,802

Total Borrowings	$—	$131,978,802	$—	$—	$131,978,802

Gross amount of recognized liabilities for sale-buyback financing transactions					$131,978,802

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company

LLC (“PIMCO” or “Subadvisor), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the year ended December 31, 2017, the effective management fee rate was 0.50%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $1,635,978.

39

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$627,551,289	$2,833,201	$(5,514,013)	$(2,680,812)

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,587,465	$(69,914,264)	$—	$(2,674,540)	$(68,001,339)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(2,710,079)	$2,710,079	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss) and bond bifurcation adjustments.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $69,914,264, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,236	$48,678

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,949,470	$—	$4,592,260	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments

40	MainStay VP PIMCO Real Return Portfolio

and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $458,262 and $435,877, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $62,446 and $64,528, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2017, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$1,834	$106	$2

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,139,377	$9,730,415
Shares issued to shareholders in reinvestment of dividends and distributions	90,662	764,807
Shares redeemed	(188,428)	(1,609,318)

Net increase (decrease)	1,041,611	$8,885,904

Year ended December 31, 2016:
Shares sold	1,421,724	$12,250,897
Shares issued to shareholders in reinvestment of dividends and distributions	70,661	602,515
Shares redeemed	(5,678,537)	(46,409,208)

Net increase (decrease)	(4,186,152)	$(33,555,796)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	4,111,118	$34,933,692
Shares issued to shareholders in reinvestment of dividends and distributions	496,514	4,184,663
Shares redeemed	(4,515,749)	(38,393,356)

Net increase (decrease)	91,883	$724,999

Year ended December 31, 2016:
Shares sold	3,123,241	$26,418,263
Shares issued to shareholders in reinvestment of dividends and distributions	468,328	3,989,745
Shares redeemed	(4,948,145)	(41,441,243)

Net increase (decrease)	(1,356,576)	$(11,033,235)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Portfolio’s presentation in the Statement of Cash Flows.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

42	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and PIMCO in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and PIMCO (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and PIMCO together with responses from New York Life Investments and PIMCO to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and PIMCO personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or PIMCO. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and PIMCO. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of PIMCO and continuous analysis of, and interactions with, PIMCO with respect to, among other things, Portfolio investment performance and risk as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that PIMCO provides to the Portfolio. The Board evaluated PIMCO’s experience in serving as subadvisor to the Portfolio and managing other portfolios and PIMCO’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO, and PIMCO’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and PIMCO’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO. The Board reviewed PIMCO’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and PIMCO’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record.

44	MainStay VP PIMCO Real Return Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and PIMCO to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO

The Board considered the costs of the services provided by New York Life Investments and PIMCO under the Agreements and the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio. Because PIMCO’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and PIMCO must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the

MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments and PIMCO concerning other business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to PIMCO, the Board concluded that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO and are based on fees paid to PIMCO by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to PIMCO are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

46	MainStay VP PIMCO Real Return Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay VP PIMCO Real Return Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

49

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay VP PIMCO Real Return Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761338	MSVPPRR11-02/18 (NYLIAC) NI528

MainStay VP Absolute Return Multi-Strategy Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Since Inception[2]	Gross Expense Ratio[3]
Initial Class Shares	5/1/2013	–0.25%	–2.19%	2.48%
Service Class Shares	5/1/2013	–0.51	–2.37	2.66

Benchmark Performance	One Year	Since Inception
HFRX Absolute Return Index[4]	3.39%	2.15%
S&P 500® Index[5]	21.83	14.04
Morningstar Multialternative Category Average[6]	5.14	1.33

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The Portfolio commenced operations on May 1, 2013. Effective January 15, 2016, the Portfolio replaced its subadvisor. Effective January 19, 2016, the Portfolio revised its principal investment strategies. The performance shown above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisors or revised principal investment strategies had been in place during the period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	The HFRX Absolute Return Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Portfolio’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Absolute Return Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,017.10	$12.51	$1,012.80	$12.48	2.46%

Service Class Shares	$1,000.00	$1,015.70	$13.77	$1,011.50	$13.74	2.71%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP Absolute Return Multi-Strategy Portfolio

The Portfolio pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Portfolio assets allocated to each investment strategy and Subadvisor. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Portfolio’s assets by employing a variety of non-traditional investment strategies. The Portfolio employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Portfolio’s absolute return investment approach seeks to provide positive returns over a complete market cycle.

Strategy Allocation as of December 31, 20171 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors

7

and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay VP Absolute Return Multi-Strategy Portfolio

Manager’s Allocation as of December 31, 20171 (Unaudited)

1 Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	IQ Global Resources ETF

2.	Energy Transfer Partners, L.P.

3.	Energy Transfer Equity, L.P.

4.	Targa Resources Corp.

5.	MPLX, L.P.
6.	Synlab Bondco PLC, 6.25%, due 7/1/22

7.	Gas Natural Fenosa Finance B.V., 4.125%, due 11/29/49

8.	1011778 B.C. ULC / New Red Finance, Inc., 4.625%, due 1/15/22

9.	Enterprise Products Partners, L.P.

10.	Dufry Finance S.C.A., 4.50%, due 8/1/23

Top Five Short Positions as of December 31, 2017 (Unaudited)

1.	United States Oil Fund, L.P.
2.	SPDR S&P 500 ETF Trust
3.	Altice N.V.
4.	Liberty Media Corp-Liberty Formula One
5.	Liberty Broadband Corp.

9

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager.

How did MainStay VP Absolute Return Multi-Strategy Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Absolute Return Multi-Strategy Portfolio returned –0.25% for Initial Class shares and –0.51% for Service Class shares. Over the same period, both share classes underperformed the 3.39% return of the HFRX Absolute Return Index,2 which is the Portfolio’s broad-based securities-market index, and the 21.83% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2017, both share classes underperformed the 5.14% return of the Morningstar Multialternative Category Average.3

Were there any changes to the Portfolio’s portfolio management team since the semiannual report?

Effective August 28, 2017, Thomas Joret and Tristan Abet of Candriam France S.A.S., a Subadvisor to the Portfolio, and Rui Tang of Cornerstone Capital Management Holdings LLC, another Subadvisor to the Portfolio, were added as portfolio managers of the Portfolio. The other remaining portfolio managers continued to serve as portfolio managers of the Portfolio. For more information about these changes see the Prospectus supplement dated August 28, 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Several factors contributed to the Portfolio’s performance relative to the HFRX Absolute Return Index. (Contributions take weightings and total returns into account.) The primary positive contributors were the global alpha and credit opportunities strategies. Managed futures and MLP alpha were the largest negative contributors during the reporting period. Trend reversals in the managed futures strategy wiped out any of the strategy’s short-term gains. The MLP sector suffered from negative sentiment, despite strong fundamentals and a rebound in crude oil prices.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

In 2017, the Portfolio maintained a low correlation to traditional equity indices and a low correlation to investment-grade fixed-income indices. During the reporting period, the Portfolio’s correlation to the S&P 500® Index was 30%. Over the same period, the Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index was –22%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income and equity indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Portfolio’s volatility was closer to that of traditional investment-grade fixed-income indices than it was to the volatility of traditional equity indices. The Portfolio’s volatility during the reporting period was 2.8%. This compared to 2.9% for the Bloomberg Barclays U.S. Aggregate Bond Index, 2.1% for the ICE BofA Merrill Lynch High Yield Index4 and 6.6% for the S&P 500® Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives are used by the Portfolio for a variety of purposes, including alpha5 generation, hedging and operational efficiency. For example, during the reporting period, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The Portfolio’s nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless, derivatives made a materially positive contribution to the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are based on the estimated optimal risk-return distribution of assets, taking into account both the risk

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Multialternative Category Average.
4.	The ICE BofA Merrill Lynch U.S. High Yield Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
5.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay VP Absolute Return Multi-Strategy Portfolio

and return expectations. See the chart on page 7 for strategy allocations as of December 31, 2017. (It is generally not possible to increase return without taking additional risk, and the Portfolio generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature, and the resulting allocations tend to be quite stable over time. The Portfolio’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy becomes available for investment that we believe would likely further support the Portfolio’s investment goal.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

In early May 2017, we decided to reduce the Portfolio’s allocation to the managed futures strategy in favor of the global alpha6 strategy. This was done to seek to manage the concentration risk at the Portfolio level, and the allocation shift contributed positively to the Portfolio’s performance. In early June of 2017, we reduced the allocation to the risk arbitrage strategy because we no longer found the strategy’s risk-return potential compelling. We shifted the assets to the tactical/completion strategy, which contributed positively to the Portfolio’s perform-

ance. In mid-September, we shifted some exposure from the tactical/completion strategy to the MLP alpha7 strategy because we had an optimistic outlook for the MLP industry. This tactical allocation shift detracted from the Portfolio’s performance.

During the reporting period, how did each strategy either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, the Portfolio saw its greatest positive contributions from global alpha (+1.28%), credit opportunities8 (+0.80%) and tactical/completion (+0.61%). Other positive contributions came from flexible bond (+0.46%), risk arbitrage (+0.22%) and equity market neutral (+0.09%). Global opportunities provided a flat (0.00%) contribution. Negative contributors during the reporting period included MLP alpha (–0.53%) and managed futures (–1.59%).

How did the Portfolio’s strategy weightings change during the reporting period?

During the reporting period, we reduced the Portfolio’s allocation to the risk arbitrage strategy to zero. The other strategy weighting changes that took place during the reporting period are discussed above

6.	The global macro portion of the Portfolio consisted of two underlying strategies for part of the reporting period: the global alpha strategy and the global opportunities strategy. These strategies merged during the reporting period.
7.	The Master Limited Partnerships and other energy companies portion of the Portfolio consists of two underlying strategies: The midstream MLP strategy and the upstream MLP strategy.
8.	The credit long/short or non-traditional fixed-income portion of the Portfolio consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Consolidated Portfolio of Investments December 31, 2017

	Principal Amount		Value
Long-Term Bonds 10.9%† Corporate Bonds 8.0%
Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24		$420,000	$542,458

Auto Parts & Equipment 0.2%
IHO Verwaltungs GmbH (a) Series Reg S 3.25% (4.00% PIK), due 9/15/23	EUR	400,000	500,337
Series Reg S 3.75% (4.50% PIK), due 9/15/26		650,000	834,402

			1,334,739

Banks 0.3%
Bank of America Corp. 3.004%, due 12/20/23 (b)(c)		$298,000	298,765
4.20%, due 8/26/24		295,000	310,656
Citigroup, Inc. 4.60%, due 3/9/26		250,000	266,055
Goldman Sachs Group, Inc. 3.50%, due 11/16/26		160,000	160,937
5.375%, due 3/15/20		255,000	270,384
6.75%, due 10/1/37		60,000	80,319
Morgan Stanley
5.00%, due 11/24/25		285,000	311,859
5.50%, due 1/26/20		250,000	264,927

			1,963,902

Building Materials 0.1%
Cemex S.A.B. de C.V. Series Reg S 2.75%, due 12/5/24	EUR	246,000	297,377
Series Reg S 4.375%, due 3/5/23		400,000	506,336

			803,713

Chemicals 0.1%
Axalta Coating Systems LLC Series Reg S 4.25%, due 8/15/24		250,000	320,300
Syngenta Finance N.V. Series Reg S 1.25%, due 9/10/27		200,000	206,869

			527,169

Commercial Services 0.4%
Arena Luxembourg Finance S.A.R.L. Series Reg S 2.875%, due 11/1/24		270,000	331,992

	Principal Amount		Value
Commercial Services (continued)
Brink's Co. 4.625%, due 10/15/27 (b)		$200,000	$196,000
EC Finance PLC Series Reg S 2.375%, due 11/15/22	EUR	200,000	245,472
La Financiere Atalian S.A.S. Series Reg S 4.00%, due 5/15/24		700,000	875,590
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (b)		$95,000	97,612
Verisure Midholding A.B. Series Reg S 5.75%, due 12/1/23	EUR	517,000	624,565

			2,371,231

Distribution & Wholesale 0.0%‡
Rexel S.A. Series Reg S 2.125%, due 6/15/25		200,000	235,742

Electric 0.6%
EDP—Energias de Portugal S.A. Series Reg S 5.375% (EUR 5-year Interest Swap Rate + 5.043%), due 9/16/75 (d)		600,000	804,585
Enel S.p.A. 8.75% (5-year Interest Swap Rate + 5.88%), due 9/24/73 (b)(d)		$400,000	497,000
♦Gas Natural Fenosa Finance B.V. Series Reg S 4.125% (EUR 8-year Interest Swap Rate + 3.353%), due 11/29/49 (e)	EUR	1,600,000	2,092,964
Tennet Holding B.V. Series Reg S 2.995% (EUR 5-year Interest Swap Rate + 2.533%), due 12/31/99 (e)		100,000	124,934

			3,519,483

Engineering & Construction 0.2%
SPIE S.A. Series Reg S 3.125%, due 3/22/24		1,000,000	1,257,166

Food 0.5%
Casino Guichard Perrachon S.A. Series Reg S 4.87% (EUR 5-year Interest Swap Rate + 3.819%), due 12/31/49 (e)		400,000	488,367

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)
∎	Among the Portfolio's 5 largest short positions as of December 31, 2017. May be subject to change daily. (Unaudited)

12	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Food (continued)
Kraft Heinz Foods Co. 2.80%, due 7/2/20		$300,000	$301,730
Nomad Foods Bondco PLC Series Reg S 3.25%, due 5/15/24	EUR	600,000	737,259
Picard Bondco S.A. Series Reg S 5.50%, due 11/30/24		225,000	273,694
Post Holdings, Inc. 5.75%, due 3/1/27 (b)		$253,000	257,428
Tyson Foods, Inc. 3.95%, due 8/15/24		490,000	515,319

			2,573,797

Food Services 0.1%
Aramark Services, Inc. 5.125%, due 1/15/24		262,000	274,969

Forest Products & Paper 0.2%
Smurfit Kappa Acquisitions Unlimited Co. Series Reg S 2.375%, due 2/1/24	EUR	660,000	831,097
Series Reg S 2.75%, due 2/1/25		200,000	253,717

			1,084,814

Health Care—Products 0.2%
Boston Scientific Corp. 2.85%, due 5/15/20		$480,000	483,806
Hologic, Inc. 5.25%, due 7/15/22 (b)		614,000	635,490

			1,119,296

Health Care—Services 0.3%
HCA, Inc. 5.875%, due 3/15/22		500,000	535,000
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		480,000	481,264
Unilabs Subholding A.B. Series Reg S 5.75%, due 5/15/25	EUR	352,000	425,214

			1,441,478

Home Builders 0.1%
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24		$250,000	266,875

	Principal Amount		Value
Household Products & Wares 0.2%
Spectrum Brands, Inc. Series Reg S 4.00%, due 10/1/26	EUR	1,000,000	$1,270,848

Internet 0.2%
Netflix, Inc. Series Reg S 3.625%, due 5/15/27		698,000	844,429
VeriSign, Inc. 4.75%, due 7/15/27		$400,000	409,000

			1,253,429

Lodging 0.2%
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24		450,000	454,500
NH Hotel Group S.A. Series Reg S 3.75%, due 10/1/23	EUR	350,000	442,834

			897,334

Media 0.5%
Sirius XM Radio, Inc. (b) 4.625%, due 5/15/23		$225,000	229,781
6.00%, due 7/15/24		450,000	475,875
Telenet Finance Luxembourg Notes S.A.R.L. Series Reg S 3.50%, due 3/1/28	EUR	600,000	716,339
Virgin Media Receivables Financing Notes I DAC Series Reg S 5.50%, due 9/15/24	GBP	380,000	516,444
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)		$850,000	871,250

			2,809,689

Miscellaneous—Manufacturing 0.1%
Colfax Corp. Series Reg S 3.25%, due 5/15/25	EUR	350,000	434,503

Oil & Gas 0.1%
Petrobras Global Finance B.V. 7.375%, due 1/17/27		$265,000	291,765
Petroleos Mexicanos 6.75%, due 9/21/47 (b)		355,000	370,567

			662,332

Packaging & Containers 0.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, due 6/30/21 (b)		200,000	205,250
Series Reg S 6.75%, due 5/15/24	EUR	1,000,000	1,319,450

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	13

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Ball Corp. 4.375%, due 12/15/23	EUR	900,000	$1,245,019
OI European Group B.V. Series Reg S 3.125%, due 11/15/24		550,000	691,930
Sealed Air Corp. 4.875%, due 12/1/22 (b)		$350,000	369,687
Silgan Holdings, Inc. Series Reg S 3.25%, due 3/15/25	EUR	200,000	248,849

			4,080,185

Pharmaceuticals 0.2%
Grifols S.A. Series Reg S 3.20%, due 5/1/25		700,000	852,518

Pipelines 0.1%
Cheniere Corpus Christi Holdings LLC 7.00%, due 6/30/24		$300,000	341,437
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (b)		209,000	212,658

			554,095

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22		240,000	243,000

Real Estate 0.2%
ADLER Real Estate A.G. Series Reg S 1.50%, due 12/6/21	EUR	275,000	326,820
RESIDOMO, s.r.o. Series Reg S 3.375%, due 10/15/24		500,000	611,599

			938,419

Real Estate Investment Trusts 0.3%
Equinix, Inc. 2.875%, due 10/1/25		1,000,000	1,208,848
2.875%, due 2/1/26		265,000	317,722
5.375%, due 4/1/23		$400,000	413,600

			1,940,170

Retail 1.3%
♦1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (b)		2,000,000	2,047,500
AutoNation, Inc. 3.35%, due 1/15/21		400,000	405,825

	Principal Amount		Value
Retail (continued)
Dollar Tree, Inc. 5.75%, due 3/1/23		$1,846,000	$1,933,685
Dufry One B.V. Series Reg S 2.50%, due 10/15/24	EUR	350,000	427,295
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (b)		$683,000	704,344
L Brands, Inc. 6.875%, due 11/1/35		270,000	272,700
Maxeda DIY Holding B.V. Series Reg S 6.125%, due 7/15/22	EUR	300,000	362,035
Mobilux Finance S.A.S. Series Reg S 5.50%, due 11/15/24		250,000	316,817
PVH Corp. Series Reg S 3.125%, due 12/15/27		420,000	510,449
Series Reg S 3.625%, due 7/15/24		300,000	396,972

			7,377,622

Software 0.1%
Quintiles IMS, Inc. Series Reg S 3.25%, due 3/15/25		300,000	371,205
Series Reg S 3.50%, due 10/15/24		100,000	124,906

			496,111

Telecommunications 0.4%
Nokia OYJ Series Reg S 2.00%, due 3/15/24		900,000	1,085,555
SoftBank Group Corp. Series Reg S 3.125%, due 9/19/25		400,000	473,379
Series Reg S 4.00%, due 9/19/29		191,000	224,913
T-Mobile USA, Inc. 6.375%, due 3/1/25		$235,000	251,450
6.836%, due 4/28/23		200,000	209,500

			2,244,797

Water 0.0%‡
Veolia Environnement S.A. Series Reg S 4.45% (EUR 5-year Interest Swap Rate + 3.603%), due 1/29/49 (e)	EUR	200,000	242,905

Total Corporate Bonds (Cost $43,254,866)			45,614,789

14	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Foreign Bonds 2.9%
France 1.0%
Accor S.A. Series Reg S 4.125% (EUR 5-year Interest Swap Rate + 3.652%), due 6/30/49 (e)	EUR	900,000	$1,150,055
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25		650,000	814,998
PSA Tresorerie GIE 6.00%, due 9/19/33		269,000	415,140
Rexel S.A. Series Reg S 3.50%, due 6/15/23		900,000	1,130,197
Solvay Finance S.A. Series Reg S 5.869% (EUR 5-year Interest Swap Rate + 5.223%), due 12/29/49 (e)		950,000	1,368,398
Veolia Environnement S.A. Series Reg S 4.85% (GBP 5-year Interest Swap Rate + 3.629%), due 1/29/49 (e)	GBP	600,000	818,386

			5,697,174

Germany 0.1%
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23	EUR	450,000	576,127

Ireland 0.0%‡
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. Series Reg S 4.125%, due 5/15/23		110,000	139,749

Italy 0.2%
Enel S.p.A. Series Reg S 7.75% (GBP 5-year Interest Swap Rate + 5.662%), due 9/10/75 (d)	GBP	650,000	1,009,896
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24	EUR	200,000	261,820

			1,271,716

Luxembourg 0.4%
♦Dufry Finance S.C.A. Series Reg S 4.50%, due 8/1/23		1,550,000	1,948,105
Gestamp Funding Luxembourg S.A. Series Reg S 3.50%, due 5/15/23		300,000	376,301

			2,324,406

	Principal Amount		Value
Netherlands 0.6%
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20	EUR	900,000	$1,113,556
Vonovia Finance B.V. Series Reg S 4.625% (EUR 5-year Interest Swap Rate + 3.696%), due 4/8/74 (d)		1,400,000	1,757,592
Ziggo Bond Co. B.V. Series Reg S 7.125%, due 5/15/24		440,000	579,703

			3,450,851

Spain 0.1%
Cellnex Telecom S.A. Series Reg S 2.375%, due 1/16/24		500,000	605,684

United Kingdom 0.5%
♦Synlab Bondco PLC Series Reg S 6.25%, due 7/1/22		1,700,000	2,146,482
Worldpay Finance PLC Series Reg S 3.75%, due 11/15/22		300,000	390,673

			2,537,155

Total Foreign Bonds (Cost $14,840,526)			16,602,862

Total Long-Term Bonds (Cost $58,095,392)			62,217,651

	Shares
Common Stocks 26.1%
Aerospace & Defense 0.1%
OHB S.E.		2,397	128,314
Spirit AeroSystems Holdings, Inc., Class A (f)		6,000	523,500

			651,814

Airlines 0.5%
Air France-KLM (f)(g)		14,222	231,733
Air New Zealand, Ltd.		159,168	359,840
Deutsche Lufthansa A.G., Registered (f)		18,955	698,669
International Consolidated Airlines Group S.A. (f)		80,412	698,146
Qantas Airways, Ltd.		143,457	564,139
SAS A.B. (g)		178,741	464,115

			3,016,642

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	15

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Auto Components 0.1%
Leoni A.G. (f)	7,472	$559,343

Automobiles 0.2%
Fiat Chrysler Automobiles N.V. (f)(g)	38,700	692,333
Thor Industries, Inc. (f)	2,100	316,512

		1,008,845

Banks 0.5%
Bancorp, Inc. (f)(g)	55,000	543,400
Customers Bancorp, Inc. (f)(g)	20,400	530,196
First BanCorp (f)(g)	21,900	111,690
Franklin Financial Network, Inc. (f)(g)	14,600	497,860
OFG Bancorp (f)	55,300	519,820
Raiffeisen Bank International A.G. (f)(g)	18,705	677,784
SpareBank 1 SMN	11,296	113,158

		2,993,908

Beverages 0.0%‡
Stock Spirits Group PLC	24,327	88,271

Capital Markets 0.7%
B. Riley Financial, Inc. (f)	600	10,860
BGC Partners, Inc., Class A (f)	17,800	268,958
INTL. FCStone, Inc. (f)(g)	3,100	131,843
Julius Baer Group, Ltd. (f)(g)	11,314	691,995
Lazard, Ltd., Class A (f)	13,200	693,000
Legg Mason, Inc. (f)	16,500	692,670
LPL Financial Holdings, Inc. (f)	12,200	697,108
Natixis S.A. (f)	72,633	574,832

		3,761,266

Chemicals 0.4%
AdvanSix, Inc. (f)(g)	12,800	538,496
American Vanguard Corp. (f)	3,500	68,775
Covestro A.G. (b)(f)	6,344	654,847
FMC Corp. (f)	7,500	709,950
Kronos Worldwide, Inc. (f)	17,000	438,090
Tronox, Ltd., Class A (f)	5,900	121,009

		2,531,167

Commercial Services & Supplies 0.3%
Derichebourg S.A.	37,450	409,442
LSC Communications, Inc. (f)	23,000	348,450
Pitney Bowes, Inc. (f)	61,900	692,042

		1,449,934

Communications Equipment 0.1%
ARRIS International PLC (f)(g)	22,900	588,301

	Shares	Value
Construction & Engineering 0.3%
ACS Actividades de Construccion y Servicios S.A. (f)	16,922	$662,311
Arcadis N.V. (f)	989	22,612
Chip Eng Seng Corp., Ltd.	115,200	83,981
Maire Tecnimont S.p.A.	118,721	615,087
Monadelphous Group, Ltd.	3,273	44,359
Salini Impregilo S.p.A.	59,951	231,478

		1,659,828

Construction Materials 0.1%
Cementir Holding S.p.A.	5,182	46,943
CSR, Ltd.	81,761	303,660

		350,603

Consumer Finance 0.2%
Enova International, Inc. (f)(g)	35,000	532,000
EZCORP, Inc., Class A (f)(g)	900	10,980
Green Dot Corp., Class A (f)(g)	9,000	542,340
World Acceptance Corp. (f)(g)	2,700	217,944

		1,303,264

Containers & Packaging 0.0%‡
Papeles y Cartones de Europa S.A.	6,765	91,844

Diversified Consumer Services 0.0%‡
K12, Inc. (f)(g)	7,500	119,250

Diversified Financial Services 0.1%
Cannae Holdings, Inc. (f)(g)	1,900	32,357
EXOR N.V.	10,970	672,596

		704,953

Diversified Telecommunication Services 0.0%‡
Cincinnati Bell, Inc. (f)(g)	12,500	260,625

Electrical Equipment 0.2%
Atkore International Group, Inc. (f)(g)	25,700	551,265
Mersen S.A.	1,291	57,840
TPI Composites, Inc. (f)(g)	31,200	638,352

		1,247,457

Electronic Equipment, Instruments & Components 0.3%
ALSO holding A.G., Registered (g)	823	113,174
AT&S Austria Technologie & Systemtechnik A.G.	8,577	242,253
Inficon Holding A.G., Registered (g)	19	11,865
Insight Enterprises, Inc. (f)(g)	6,000	229,740
Jabil, Inc. (f)	23,700	622,125
Venture Corp., Ltd.	35,000	535,683
Zebra Technologies Corp., Class A (f)(g)	1,300	134,940

		1,889,780

16	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.8%
Exterran Corp. (f)(g)	18,000	$565,920
Matrix Service Co. (f)(g)	15,600	277,680
McDermott International, Inc. (f)(g)	59,700	392,826
Oceaneering International, Inc. (f)	35,900	758,926
Petrofac, Ltd. (f)	95,763	659,402
Subsea 7 S.A. (f)	37,657	564,126
TETRA Technologies, Inc. (g)	137,700	587,979
Transocean, Ltd. (f)(g)	49,300	526,524

		4,333,383

Food Products 0.5%
Austevoll Seafood ASA	34,107	283,512
Bunge, Ltd. (f)	9,600	643,968
Darling Ingredients, Inc. (f)(g)	1,800	32,634
Grieg Seafood ASA (f)	60,391	531,416
La Doria S.p.A.	12,842	252,545
Norway Royal Salmon ASA	14,261	233,613
Salmar ASA (f)	11,002	330,706
Seaboard Corp. (f)	65	286,650

		2,595,044

Health Care Equipment & Supplies 0.5%
Cutera, Inc. (f)(g)	11,400	516,990
El.En. S.p.A.	5,995	187,236
Integer Holdings Corp. (f)(g)	11,500	520,950
Lantheus Holdings, Inc. (f)(g)	26,700	546,015
Merit Medical Systems, Inc. (f)(g)	12,600	544,320
Straumann Holding A.G.	523	369,527

		2,685,038

Health Care Providers & Services 0.6%
Centene Corp. (f)(g)	6,600	665,808
Cross Country Healthcare, Inc. (f)(g)	6,200	79,112
Diplomat Pharmacy, Inc. (f)(g)	29,900	600,093
Molina Healthcare, Inc. (f)(g)	7,100	544,428
RadNet, Inc. (f)(g)	50,000	505,000
Triple-S Management Corp., Class B (f)(g)	12,300	305,655
WellCare Health Plans, Inc. (f)(g)	3,200	643,552

		3,343,648

Health Care Technology 0.0%‡
AGFA-Gevaert N.V. (g)	47,046	219,414

Hotels, Restaurants & Leisure 0.5%
Genting Singapore PLC	654,000	640,578
Hilton Grand Vacations, Inc. (f)(g)	15,600	654,420
International Game Technology PLC (f)	23,900	633,589
J.D. Wetherspoon PLC (f)	10,272	174,330
LeoVegas A.B. (b)	19,952	203,701
Scandic Hotels Group AB (b)	21,596	309,996

		2,616,614

	Shares	Value
Household Durables 0.4%
Beazer Homes USA, Inc. (f)(g)	21,100	$405,331
Berkeley Group Holdings PLC (f)	13,188	747,309
Persimmon PLC (f)	9,776	361,390
Redrow PLC (f)	18,408	162,667
ZAGG, Inc. (f)(g)	27,200	501,840

		2,178,537

Independent Power & Renewable Electricity Producers 0.2%
Falck Renewables S.p.A.	141,418	368,206
Uniper S.E. (f)	18,472	576,254

		944,460

Industrial Conglomerates 0.0%‡
Nolato A.B.	3,012	197,909

Insurance 0.5%
ASR Nederland N.V. (f)	8,168	336,201
Assured Guaranty, Ltd. (f)	2,200	74,514
Athene Holding, Ltd., Class A (f)(g)	13,800	713,598
Direct Line Insurance Group PLC (f)	133,475	687,867
NN Group N.V. (f)	15,125	655,496
Societa Cattolica di Assicurazioni S.C.	50,777	551,369

		3,019,045

Internet & Direct Marketing Retail 0.3%
Expedia, Inc. (f)	5,400	646,758
FTD Cos., Inc. (f)(g)	13,000	93,470
Liberty Expedia Holdings, Inc., Class A (f)(g)	14,800	656,084
Liberty Interactive Corp. QVC Group, Class A (f)(g)	3,100	75,702
N Brown Group PLC	44,081	161,110

		1,633,124

Internet Software & Services 0.5%
Akamai Technologies, Inc. (f)(g)	11,700	760,968
Care.com, Inc. (f)(g)	28,900	521,356
Catena Media PLC (g)	5,430	68,677
Hortonworks, Inc. (f)(g)	8,700	174,957
IAC / InterActiveCorp (f)(g)	5,200	635,856
Twitter, Inc. (f)(g)	18,200	436,982
Web.com Group, Inc. (f)(g)	23,100	503,580

		3,102,376

IT Services 0.4%
Alliance Data Systems Corp. (f)	2,800	709,744
Booz Allen Hamilton Holding Corp. (f)	8,800	335,544
Cardtronics PLC, Class A (f)(g)	24,700	457,444
Computershare, Ltd.	38,493	489,557
Euronet Worldwide, Inc. (f)(g)	3,400	286,518

		2,278,807

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	17

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Leisure Products 0.1%
Brunswick Corp. (f)	11,800	$651,596
Trigano S.A.	488	86,248

		737,844

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., Class A (f)(g)	2,300	548,941

Machinery 1.0%
Bobst Group S.A., Registered	3,953	525,741
Briggs & Stratton Corp. (f)	8,700	220,719
Fenner PLC (f)	32,784	176,943
Fincantieri S.p.A (g)	93,596	140,601
Global Brass & Copper Holdings, Inc. (f)	3,900	129,090
Harsco Corp. (f)(g)	25,300	471,845
Hyster-Yale Materials Handling, Inc. (f)	6,800	579,088
Meritor, Inc. (f)(g)	2,700	63,342
Park-Ohio Holdings Corp. (f)	300	13,785
Rieter Holding A.G., Registered (g)	393	95,906
Terex Corp. (f)	10,100	487,022
Trinity Industries, Inc. (f)	9,200	344,632
Vesuvius PLC (f)	71,001	559,834
Volvo A.B., Class B (f)	33,501	623,618
Wabash National Corp. (f)	27,000	585,900
Wacker Neuson S.E.	10,045	362,479
Yangzijiang Shipbuilding Holdings, Ltd.	547,400	601,651

		5,982,196

Media 0.4%
Borussia Dortmund GmbH & Co. KGaA	1,531	11,253
Gannett Co., Inc. (f)	48,600	563,274
IPSOS (f)	5,908	217,623
MDC Partners, Inc., Class A (f)(g)	41,500	404,625
Nine Entertainment Co. Holdings, Ltd.	450,186	539,181
tronc, Inc. (f)(g)	22,300	392,257

		2,128,213

Metals & Mining 1.2%
Acacia Mining PLC	233,501	625,794
Anglo American PLC (f)	36,103	755,296
Evraz PLC	141,008	647,299
Fortescue Metals Group, Ltd.	189,603	721,936
Mineral Resources, Ltd.	36,922	609,010
Newcrest Mining, Ltd.	6,756	120,293
Newmont Mining Corp. (f)	2,800	105,056
OZ Minerals, Ltd.	86,308	616,851
Rio Tinto PLC (f)	13,576	722,555
Rio Tinto, Ltd.	12,282	726,490
Saracen Mineral Holdings, Ltd. (g)	56,106	73,983
St. Barbara, Ltd.	225,492	672,091
United States Steel Corp. (f)	19,700	693,243

		7,089,897

	Shares	Value
Multiline Retail 0.1%
Debenhams PLC	360,150	$168,974
Next PLC (f)	10,863	663,668

		832,642

Oil, Gas & Consumable Fuels 8.3%
Andeavor (f)	400	45,736
Andeavor Logistics, L.P. (f)	33,200	1,533,508
Antero Midstream GP, L.P. (f)	83,800	1,652,536
Beach Energy, Ltd.	655,751	637,004
Cheniere Energy, Inc. (f)(g)	34,200	1,841,328
Delek U.S. Holdings, Inc. (f)	3,000	104,820
Dominion Energy Midstream Partners, L.P. (f)	44,000	1,339,800
♦Energy Transfer Equity, L.P. (f)	139,900	2,414,674
♦Energy Transfer Partners, L.P. (f)	139,200	2,494,464
EnLink Midstream LLC (f)	72,800	1,281,280
♦Enterprise Products Partners, L.P. (f)	76,900	2,038,619
EQT GP Holdings, L.P. (f)	48,600	1,307,340
Gulfport Energy Corp. (f)(g)	5,200	66,352
HollyFrontier Corp. (f)	9,300	476,346
Kinder Morgan, Inc. (f)	81,900	1,479,933
Magellan Midstream Partners, L.P. (f)	14,600	1,035,724
Midstates Petroleum Co., Inc. (f)(g)	5,900	97,822
♦MPLX, L.P. (f)	66,200	2,348,114
NGL Energy Partners, L.P.	79,400	1,115,570
Noble Midstream Partners, L.P.	17,100	855,000
Oil Search, Ltd.	12,111	73,612
ONEOK, Inc. (f)	21,300	1,138,485
Par Pacific Holdings, Inc. (f)(g)	16,300	314,264
PBF Energy, Inc., Class A (f)	13,200	467,940
Peabody Energy Corp. (f)(g)	14,900	586,613
Phillips 66 Partners, L.P. (f)	35,600	1,863,660
Plains GP Holdings, L.P., Class A (f)(g)	68,901	1,512,377
QEP Resources, Inc. (f)(g)	60,000	574,200
Renewable Energy Group, Inc. (f)(g)	28,800	339,840
Repsol S.A. (f)	8,677	153,512
Rice Midstream Partners, L.P. (f)	83,600	1,794,892
Saras S.p.A.	4,697	11,294
SemGroup Corp., Class A	46,800	1,413,360
Shell Midstream Partners, L.P. (f)	60,300	1,798,146
Southwestern Energy Co. (f)(g)	99,700	556,326
Stone Energy Corp. (f)(g)	22,500	723,600
♦Targa Resources Corp. (f)	49,400	2,391,948
Valero Energy Partners, L.P. (f)	39,300	1,748,850
Western Gas Equity Partners, L.P. (f)	37,300	1,386,068
Whitehaven Coal, Ltd.	179,211	623,639
Williams Cos., Inc. (f)	53,300	1,625,117
Williams Partners, L.P. (f)	41,900	1,624,882
Woodside Petroleum, Ltd.	23,216	599,221

		47,487,816

18	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.1%
Altri SGPS S.A.	16,943	$105,121
Ence Energia y Celulosa S.A.	83,223	549,203

		654,324

Personal Products 0.1%
Herbalife, Ltd. (f)(g)	1,600	108,352
Nu Skin Enterprises, Inc., Class A (f)	4,400	300,212
Oriflame Holding A.G.	2,472	101,947

		510,511

Pharmaceuticals 1.5%
Amphastar Pharmaceuticals, Inc. (f)(g)	30,500	586,820
ANI Pharmaceuticals, Inc. (f)(g)	2,600	167,570
Catalent, Inc. (f)(g)	14,000	575,120
Corcept Therapeutics, Inc. (f)(g)	33,400	603,204
Depomed, Inc. (f)(g)	33,100	266,455
Endo International PLC (f)(g)	89,000	689,750
Faes Farma S.A.	55,314	195,123
H. Lundbeck A/S (f)	13,881	704,710
Horizon Pharma PLC (f)(g)	39,100	570,860
Intersect ENT, Inc. (f)(g)	18,400	596,160
Lannett Co., Inc. (f)(g)	19,600	454,720
Novartis A.G., Registered (f)	1,868	157,959
Perrigo Co. PLC (f)	7,600	662,416
Phibro Animal Health Corp., Class A (f)	16,900	566,150
Sucampo Pharmaceuticals, Inc., Class A (f)(g)	35,400	635,430
Supernus Pharmaceuticals, Inc. (f)(g)	14,600	581,810
UCB S.A. (f)	9,105	722,992

		8,737,249

Professional Services 0.3%
ManpowerGroup, Inc. (f)	5,100	643,161
TriNet Group, Inc. (f)(g)	12,200	540,948
TrueBlue, Inc. (f)(g)	10,500	288,750

		1,472,859

Road & Rail 0.3%
ArcBest Corp. (f)	14,600	521,950
Ryder System, Inc. (f)	5,700	479,769
YRC Worldwide, Inc. (f)(g)	41,500	596,770

		1,598,489

Semiconductors & Semiconductor Equipment 0.5%
Aixtron A.G. (f)(g)	19,184	266,547
Alpha & Omega Semiconductor, Ltd. (f)(g)	14,800	242,128
Axcelis Technologies, Inc. (f)(g)	7,200	206,640
BE Semiconductor Industries N.V. (f)	7,033	589,938
First Solar, Inc. (f)(g)	2,600	175,552
Siltronic A.G. (f)(g)	3,593	522,932
SMA Solar Technology A.G. (f)	5,173	223,415
Smart Global Holdings, Inc. (f)(g)	800	26,960

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Synaptics, Inc. (f)(g)	15,300	$611,082

		2,865,194

Software 0.4%
A10 Networks, Inc. (f)(g)	55,300	426,916
Dell Technologies, Inc., Class V (f)(g)	8,700	707,136
Fortinet, Inc. (f)(g)	15,700	685,933
Nuance Communications, Inc. (f)(g)	21,000	343,350

		2,163,335

Specialty Retail 0.9%
Abercrombie & Fitch Co., Class A (f)	14,200	247,506
Bed Bath & Beyond, Inc. (f)	5,700	125,343
Best Buy Co., Inc. (f)	10,700	732,629
Dick's Sporting Goods, Inc. (f)	14,700	422,478
Express, Inc. (f)(g)	39,600	401,940
Finish Line, Inc., Class A (f)	40,600	589,918
GameStop Corp., Class A (f)	35,500	637,225
Matas A/S	19,506	246,784
Pets at Home Group PLC	116,018	276,316
Shoe Carnival, Inc. (f)	17,600	470,800
Signet Jewelers, Ltd. (f)	12,900	729,495
Tilly's, Inc., Class A (f)	22,100	326,196

		5,206,630

Technology Hardware, Storage & Peripherals 0.3%
NCR Corp. (f)(g)	21,100	717,189
Neopost S.A. (f)	394	11,346
USA Technologies, Inc. (f)(g)	17,000	165,750
Western Digital Corp. (f)	8,400	668,052

		1,562,337

Textiles, Apparel & Luxury Goods 0.5%
Crocs, Inc. (f)(g)	50,100	633,264
Pandora A/S (f)	6,602	718,754
Ralph Lauren Corp. (f)	5,800	601,402
Skechers U.S.A., Inc., Class A (f)(g)	18,700	707,608

		2,661,028

Thrifts & Mortgage Finance 0.3%
Deutsche Pfandbriefbank A.G. (b)(f)	36,590	586,537
Genworth Mortgage Insurance Australia, Ltd.	227,952	533,579
OneSavings Bank PLC (f)	102,693	572,074
Paragon Banking Group PLC (f)	17,175	113,788

		1,805,978

Tobacco 0.0%‡
Skandinavisk Tobakskompagni A/S (b)	3,650	70,592

Trading Companies & Distributors 0.3%
AerCap Holdings N.V. (g)	4,400	231,484
DXP Enterprises, Inc. (f)(g)	8,100	239,517
H&E Equipment Services, Inc. (f)	1,300	52,845

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	19

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
Ramirent OYJ	7,462	$69,925
Rush Enterprises, Inc., Class A (f)(g)	11,000	558,910
Seven Group Holdings, Ltd.	53,666	641,074

		1,793,755

Transportation Infrastructure 0.1%
ASTM S.p.A.	11,029	320,639

Total Common Stocks (Cost $138,608,691)		149,654,963

Exchange-Traded Funds 0.5%
♦IQ Global Resources ETF (g)	102,271	2,922,394

Total Exchange-Traded Funds (Cost $2,791,957)		2,922,394

Preferred Stocks 0.1%
Auto Components 0.1%
Schaeffler A.G. (f) 3.02%	38,039	674,803

Total Preferred Stocks (Cost $619,457)		674,803

	Principal Amount
Short-Term Investments 71.6%
Repurchase Agreements 42.6%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $234,033,100 (Collateralized by United States Treasury securities with rates between 0.125% and 1.75% and maturity dates between 2/28/22 and 4/15/22, with a Principal Amount of $239,730,000 and a Market Value of $238,719,974)	$234,019,059	234,019,059
State Street Bank and Trust Co. 0.05%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $10,361,340 (Collateralized by a Federal National Mortgage Association security with a rate of 3.50% and a maturity date of 3/25/42, with a Principal Amount of $29,810,000 and a Market Value of $10,569,018) (h)	10,361,282	10,361,282

Total Repurchase Agreements (Cost $244,380,341)		244,380,341

	Principal Amount	Value
U.S. Governments 29.0%
United States Treasury Bills (i) 0.38%, due 1/4/18 (h)(j)	$30,200,000	$30,198,098
1.01%, due 1/18/18 (h)(j)	21,400,000	21,388,218
1.06%, due 1/25/18 (j)	64,975,600	64,924,540
1.21%, due 2/22/18 (h)	34,900,000	34,836,690
1.25%, due 3/15/18	15,100,000	15,060,891

Total U.S. Governments (Cost $166,414,513)		166,408,437

Total Short-Term Investments (Cost $410,794,854)		410,788,778

Total Investments, Before Investments Sold Short (Cost $610,910,351)	109.2%	626,258,589

	Shares
Investments Sold Short (22.0%) Common Stocks Sold Short (18.8%)
Aerospace & Defense (0.3%)
Axon Enterprise, Inc. (g)	(22,600)	(598,900)
Cobham PLC (g)	(397,401)	(677,664)
Rolls-Royce Holdings PLC (g)	(58,467)	(668,616)
Rolls-Royce Holdings PLC (g)(k)	(2,532,438)	(3,419)

		(1,948,599)

Airlines (0.2%)
Norwegian Air Shuttle ASA (g)	(25,105)	(538,143)
Spirit Airlines, Inc. (g)	(15,400)	(690,690)

		(1,228,833)

Banks (0.6%)
Commerzbank A.G. (g)	(45,372)	(680,767)
Commonwealth Bank of Australia	(1,153)	(72,276)
Liberbank S.A. (g)	(194,391)	(103,092)
Live Oak Bancshares, Inc.	(16,000)	(381,600)
Metro Bank PLC (g)	(11,674)	(564,898)
Republic First Bancorp, Inc. (g)	(23,700)	(200,265)
Signature Bank (g)	(1,000)	(137,260)
UniCredit S.p.A. (g)	(32,536)	(608,217)
Webster Financial Corp.	(11,600)	(651,456)

		(3,399,831)

Beverages (0.0%)‡
Brown-Forman Corp., Class A	(3,600)	(242,064)

Biotechnology (0.4%)
Bavarian Nordic A/S (g)	(14,462)	(522,801)
Genmab A/S (g)	(3,586)	(594,709)
Hansa Medical AB (g)	(5,414)	(164,669)
Nordic Nanovector ASA (g)	(18,781)	(185,280)
Sirtex Medical, Ltd.	(41,358)	(533,094)

		(2,000,553)

20	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Capital Markets (0.3%)
AURELIUS Equity Opportunities S.E. & Co. KGaA	(2,174)	$(148,579)
Hargreaves Lansdown PLC	(23,480)	(571,262)
Leonteq A.G. (g)	(3,855)	(249,233)
MarketAxess Holdings, Inc.	(3,400)	(685,950)
Tamburi Investment Partners S.p.A.	(13,137)	(87,560)

		(1,742,584)

Chemicals (0.3%)
Albemarle Corp.	(4,300)	(549,927)
Chr. Hansen Holding A/S	(7,399)	(694,025)
Orica, Ltd.	(46,827)	(661,316)

		(1,905,268)

Commercial Services & Supplies (0.4%)
Nl Industries, Inc. (g)	(17,400)	(247,950)
Rollins, Inc.	(14,300)	(665,379)
Serco Group PLC (g)	(426,317)	(569,261)
Societe BIC S.A.	(5,865)	(645,022)
Team, Inc. (g)	(28,900)	(430,610)

		(2,558,222)

Communications Equipment (0.4%)
Arista Networks, Inc. (g)	(3,000)	(706,740)
Infinera Corp. (g)	(76,000)	(481,080)
Quantenna Communications, Inc. (g)	(30,500)	(372,100)
Telefonaktiebolaget LM Ericsson, Class B	(103,328)	(678,306)

		(2,238,226)

Construction & Engineering (0.3%)
Chicago Bridge & Iron Co. N.V.	(32,500)	(524,550)
NV5 Global, Inc. (g)	(6,700)	(362,805)
Valmont Industries, Inc.	(3,900)	(646,815)

		(1,534,170)

Construction Materials (0.1%)
Fletcher Building, Ltd.	(134,644)	(725,209)

Consumer Finance (0.4%)
Credit Acceptance Corp. (g)	(2,100)	(679,308)
Navient Corp.	(54,100)	(720,612)
Provident Financial PLC	(50,958)	(617,833)

		(2,017,753)

Distributors (0.1%)
Pool Corp.	(5,200)	(674,180)

Diversified Consumer Services (0.1%)
Chegg, Inc. (g)	(37,200)	(607,104)

	Shares	Value
Diversified Financial Services (0.1%)
Ferroglobe Representation & Warranty Insurance Trust (k)(l)(m)	(13,500)	$0
Hypoport A.G. (g)	(3,522)	(614,230)

		(614,230)

Diversified Telecommunication Services (0.5%)
Globalstar, Inc. (g)	(304,000)	(398,240)
Inmarsat PLC	(12)	(79)
Intelsat S.A. (g)	(3,600)	(12,204)
pdvWireless, Inc. (g)	(700)	(22,470)
TalkTalk Telecom Group PLC	(127,281)	(261,038)
TPG Telecom, Ltd.	(131,013)	(671,605)
Vocus Group, Ltd.	(225,062)	(532,082)
Zayo Group Holdings, Inc. (g)	(19,200)	(706,560)

		(2,604,278)

Electric Utilities (0.0%)‡
Direct Energie S.A.	(5,055)	(239,516)

Electrical Equipment (0.6%)
Huber & Suhner A.G	(3,174)	(165,630)
Melrose Industries PLC	(205,243)	(588,025)
Nordex S.E. (g)	(55,315)	(588,964)
Plug Power, Inc. (g)	(222,400)	(524,864)
Siemens Gamesa Renewable Energy S.A.	(51,562)	(707,136)
Sunrun, Inc. (g)	(97,300)	(574,070)
Vivint Solar, Inc. (g)	(43,000)	(174,150)
Zumtobel Group A.G.	(4,771)	(57,359)

		(3,380,198)

Electronic Equipment, Instruments & Components (0.2%)
Cognex Corp.	(10,000)	(611,600)
Fingerprint Cards A.B., Class B (g)	(269,698)	(519,794)

		(1,131,394)

Energy Equipment & Services (1.0%)
Aker Solutions ASA (g)	(70,929)	(399,022)
Bristow Group, Inc.	(19,300)	(259,971)
Forum Energy Technologies, Inc. (g)	(38,600)	(600,230)
Frank's International N.V.	(90,400)	(601,160)
Fugro N.V. (g)	(38,606)	(601,715)
NCS Multistage Holdings, Inc. (g)	(19,700)	(290,378)
Petroleum Geo-Services ASA (g)	(129,419)	(262,445)
RPC, Inc.	(27,500)	(702,075)
Schoeller-Bleckmann Oilfield Equipment A.G. (g)	(121)	(12,341)
Solaris Oilfield Infrastructure, Inc., Class A (g)	(23,500)	(503,135)
Tecnicas Reunidas S.A.	(14,262)	(452,790)
Tenaris S.A.	(20,495)	(323,616)
Vallourec S.A. (g)	(89,674)	(541,742)

		(5,550,620)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	21

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Food & Staples Retailing (0.0%)‡
Smart & Final Stores, Inc. (g)	(15,100)	$(129,105)

Food Products (0.4%)
Amplify Snack Brands, Inc. (g)	(55,200)	(662,952)
Blue Buffalo Pet Products, Inc. (g)	(20,900)	(685,311)
Cloetta A.B., Class B	(66,465)	(240,642)
Freshpet, Inc. (g)	(29,000)	(549,550)

		(2,138,455)

Health Care Equipment & Supplies (0.4%)
Coloplast A/S, Class B	(4,309)	(342,723)
DexCom, Inc. (g)	(11,100)	(637,029)
Ion Beam Applications	(11,093)	(317,907)
Nanosonics, Ltd. (g)	(217,521)	(470,127)
Rockwell Medical, Inc. (g)	(6,800)	(39,576)
Sartorius Stedim Biotech	(1,788)	(129,342)
ViewRay Inc. (g)	(37,700)	(349,102)

		(2,285,806)

Health Care Providers & Services (0.7%)
Acadia Healthcare Co., Inc. (g)	(18,600)	(606,918)
BioTelemetry, Inc. (g)	(18,900)	(565,110)
Brookdale Senior Living, Inc. (g)	(48,500)	(470,450)
Envision Healthcare Corp. (g)	(18,600)	(642,816)
MEDNAX, Inc. (g)	(4,300)	(229,792)
PetiIQ Inc. (g)	(18,500)	(404,040)
Premier, Inc., Class A (g)	(22,500)	(656,775)
Raffles Medical Group, Ltd.	(445,200)	(372,817)
Surgery Partners, Inc. (g)	(10,000)	(121,000)

		(4,069,718)

Health Care Technology (0.3%)
athenahealth, Inc. (g)	(1,400)	(186,256)
RaySearch Laboratories AB (g)	(5,597)	(116,674)
Teladoc, Inc. (g)	(15,900)	(554,115)
Veeva Systems, Inc., Class A (g)	(11,000)	(608,080)

		(1,465,125)

Hotels, Restaurants & Leisure (0.6%)
Ardent Leisure Group	(175,347)	(273,629)
DO & CO A.G.	(2,929)	(165,948)
Domino's Pizza Enterprises, Ltd.	(18,075)	(658,611)
Domino's Pizza, Inc.	(1,800)	(340,128)
Dunkin' Brands Group, Inc.	(10,900)	(702,723)
Tabcorp Holdings, Ltd.	(171,762)	(747,817)
Wingstop, Inc.	(13,900)	(541,822)

		(3,430,678)

Household Durables (0.1%)
Breville Group, Ltd.	(9,087)	(89,336)
Newell Brands, Inc.	(21,800)	(673,620)

		(762,956)

	Shares	Value
Independent Power & Renewable Electricity Producers (0.1%)
Terraform Power, Inc., Class A	(49,300)	$(589,628)

Insurance (0.6%)
Ambac Financial Group, Inc. (g)	(36,700)	(586,466)
Aspen Insurance Holdings, Ltd.	(16,100)	(653,660)
MBIA, Inc. (g)	(65,400)	(478,728)
Medibank Pvt, Ltd.	(268,935)	(690,362)
Trupanion, Inc. (g)	(9,600)	(280,992)
Validus Holdings, Ltd.	(10,000)	(469,200)
White Mountains Insurance Group, Ltd.	(500)	(425,640)

		(3,585,048)

Internet & Direct Marketing Retail (0.7%)
Duluth Holdings, Inc., Class B (g)	(18,600)	(332,010)
Liberty Ventures, Series A (g)	(11,700)	(634,608)
Ocado Group PLC (g)	(114,398)	(613,339)
On the Beach Group PLC (b)	(11,155)	(70,786)
Webjet, Ltd.	(51,173)	(416,447)
Yoox Net-A-Porter Group S.p.A. (g)	(16,045)	(560,606)
Zalando SE (b)(g)	(13,143)	(695,677)
zooplus A.G. (g)	(3,122)	(563,013)

		(3,886,486)

Internet Software & Services (0.9%)
Aconex, Ltd. (g)	(138,797)	(830,633)
Alteryx, Inc., Class A (g)	(12,300)	(310,821)
Benefitfocus, Inc. (g)	(14,400)	(388,800)
Match Group, Inc. (g)	(22,100)	(691,951)
Nutanix, Inc., Class A (g)	(15,900)	(560,952)
Pandora Media, Inc. (g)	(134,000)	(645,880)
TrueCar, Inc. (g)	(44,900)	(502,880)
Wix.com, Ltd. (g)	(10,000)	(575,500)
Yext, Inc. (g)	(11,000)	(132,330)
Zillow Group, Inc., Class C (g)	(16,200)	(662,904)

		(5,302,651)

IT Services (0.2%)
Square, Inc., Class A (g)	(17,100)	(592,857)
WEX, Inc. (g)	(5,400)	(762,642)

		(1,355,499)

Leisure Products (0.1%)
Mattel, Inc.	(38,000)	(584,440)

Life Sciences Tools & Services (0.1%)
Accelerate Diagnostics, Inc. (g)	(18,800)	(492,560)
Genfit (g)	(5,634)	(161,698)
Illumina, Inc. (g)	(500)	(109,245)

		(763,503)

22	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Machinery (0.7%)
Burckhardt Compression Holding A.G.	(431)	$(139,767)
Energy Recovery, Inc. (g)	(53,500)	(468,125)
Gardner Denver Holdings, Inc. (g)	(20,200)	(685,386)
Middleby Corp. (g)	(5,200)	(701,740)
Nordson Corp.	(5,300)	(775,920)
Outotec OYJ (g)	(33,794)	(287,889)
SLM Solutions Group A.G. (g)	(8,606)	(493,062)
Wabted Corp.	(8,700)	(708,441)

		(4,260,330)

Marine (0.1%)
Hapag-Lloyd A.G. (b)(g)	(6,902)	(277,426)

Media (0.8%)
∎ Altice N.V. (g)
Class A	(69,692)	(731,340)
Class B	(30,180)	(319,928)
APN Outdoor Group, Ltd.	(3,028)	(11,648)
HT&E, Ltd.	(100,001)	(146,688)
∎ Liberty Broadband Corp. (g)
Class A	(7,500)	(637,875)
Class C	(2,500)	(212,900)
∎ Liberty Media Corp-Liberty Formula One (g)
Class A	(20,000)	(654,400)
Class C	(6,300)	(215,208)
Schibsted ASA
Class A	(16,840)	(481,166)
Class B	(4,780)	(126,914)
Solocal Group (g)	(405,683)	(404,009)
Technicolor S.A., Registered	(150,504)	(518,271)

		(4,460,347)

Metals & Mining (0.8%)
Fresnillo PLC	(33,412)	(644,640)
Galaxy Resources, Ltd. (g)	(17,239)	(51,516)
Hecla Mining Co.	(73,300)	(291,001)
Independence Group NL	(170,341)	(632,645)
Nyrstar N.V. (g)	(57,731)	(464,861)
Petra Diamonds, Ltd. (g)	(350,471)	(369,087)
Pilbara Minerals, Ltd. (g)	(30,346)	(26,400)
Randgold Resources, Ltd.	(7,226)	(722,934)
Royal Gold, Inc.	(8,000)	(656,960)
Syrah Resources, Ltd. (g)	(10,722)	(37,730)
thyssenkrupp A.G. (g)	(24,889)	(723,134)
Tubacex S.A. (g)	(14,085)	(56,614)
Western Areas, Ltd.	(20,353)	(51,453)

		(4,728,975)

Multiline Retail (0.1%)
Myer Holdings, Ltd.	(209,343)	(107,804)
Sears Holdings Corp. (g)	(83,400)	(298,572)

		(406,376)

	Shares	Value
Oil, Gas & Consumable Fuels (1.3%)
California Resources Corp. (g)	(22,500)	$(437,400)
Centennial Resource Development, Inc., Class A (g)	(26,900)	(532,620)
Cheniere Energy, Inc. (g)	(11,300)	(608,392)
Diamondback Energy, Inc. (g)	(5,000)	(631,250)
Earthstone Energy, Inc., Class A (g)	(7,200)	(76,536)
Frontline, Ltd.	(31,469)	(145,685)
Golar LNG, Ltd.	(22,400)	(667,744)
Kosmos Energy, Ltd. (g)	(73,100)	(500,735)
Lundin Petroleum AB (g)	(22,385)	(512,477)
Ring Energy, Inc. (g)	(22,100)	(307,190)
RSP Permian, Inc. (g)	(13,000)	(528,840)
Scorpio Tankers, Inc.	(175,800)	(536,190)
Teekay Corp.	(37,700)	(351,364)
Teekay Tankers, Ltd., Class A	(89,600)	(125,440)
Tullow Oil PLC (g)	(192,286)	(536,365)
WildHorse Resource Development Corp. (g)	(32,500)	(598,325)
WPX Energy, Inc. (g)	(7,500)	(105,525)

		(7,202,078)

Personal Products (0.2%)
Blackmores, Ltd.	(510)	(67,317)
e.l.f. Beauty, Inc. (g)	(25,000)	(557,750)
Revlon, Inc., Class A (g)	(23,700)	(516,660)

		(1,141,727)

Pharmaceuticals (1.2%)
Aclaris Therapeutics, Inc. (g)	(25,000)	(616,500)
Aerie Pharmaceuticals, Inc. (g)	(9,600)	(573,600)
Akcea Therapeutics, Inc. (g)	(29,100)	(505,176)
ALK-Abello A/S	(755)	(90,044)
Collegium Pharmaceutical, Inc. (g)	(12,100)	(223,366)
Dermira, Inc. (g)	(3,100)	(86,211)
Dova Pharmaceuticals, Inc. (g)	(13,400)	(385,920)
Hikma Pharmaceuticals PLC	(43,313)	(663,153)
Intra-Cellular Therapies, Inc. (g)	(34,700)	(502,456)
Kala Pharmaceuticals, Inc. (g)	(10,000)	(184,900)
Mayne Pharma Group, Ltd. (g)	(1,107,706)	(600,680)
Revance Therapeutics, Inc. (g)	(16,800)	(600,600)
Sienna Biopharmaceuticals, Inc. (g)	(6,200)	(112,530)
TherapeuticsMD, Inc. (g)	(90,700)	(547,828)
Theravance Biopharma, Inc. (g)	(21,300)	(594,057)
Vectura Group PLC (g)	(65,941)	(104,789)
WaVe Life Sciences, Ltd. (g)	(12,100)	(424,710)

		(6,816,520)

Professional Services (0.1%)
Bertrandt A.G.	(3,682)	(449,074)
Brunel International N.V.	(3,156)	(57,558)

		(506,632)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	23

Consolidated Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Road & Rail (0.1%)
ComfortDelGro Corp., Ltd.	(397,200)	$(588,027)

Semiconductors & Semiconductor Equipment (0.1%)
Impinj, Inc. (g)	(13,600)	(306,408)
MACOM Technology Solutions Holdings, Inc. (g)	(7,700)	(250,558)

		(556,966)

Software (0.3%)
Digimarc Corp. (g)	(10,200)	(368,730)
Guidewire Software, Inc. (g)	(6,600)	(490,116)
Splunk, Inc. (g)	(8,200)	(679,288)
Upland Software, Inc. (g)	(14,500)	(314,070)

		(1,852,204)

Specialty Retail (0.8%)
At Home Group, Inc. (g)	(18,800)	(571,332)
Automotive Holdings Group, Ltd.	(55,002)	(156,212)
Floor & Decor Holdings, Inc., Class A (g)	(15,300)	(744,804)
GNC Holdings, Inc., Class A	(66,100)	(243,909)
Hennes & Mauritz AB, Class B	(27,068)	(558,644)
Industria de Diseno Textil S.A.	(18,786)	(654,685)
Lumber Liquidators Holdings, Inc. (g)	(18,200)	(571,298)
MarineMax, Inc. (g)	(26,600)	(502,740)
Party City Holdco, Inc. (g)	(41,200)	(574,740)

		(4,578,364)

Technology Hardware, Storage & Peripherals (0.1%)
Tobii AB (g)	(81,057)	(349,797)

Textiles, Apparel & Luxury Goods (0.3%)
Chargeurs S.A.	(1,980)	(60,129)
Hermes International	(1,313)	(703,023)
Salvatore Ferragamo S.p.A.	(20,949)	(556,755)
Tod's S.p.A.	(7,585)	(554,242)

		(1,874,149)

Trading Companies & Distributors (0.2%)
Fastenal Co.	(9,600)	(525,024)
Textainer Group Holdings, Ltd. (g)	(16,900)	(363,350)

		(888,374)

Transportation Infrastructure (0.1%)
Auckland International Airport, Ltd.	(148,221)	(680,687)

Total Common Stocks Sold Short (Proceeds $102,260,103)		(107,860,909)

Convertible Preferred Stocks Sold Short (0.2%)
Chemicals (0.1%)
Fuchs Petrolub S.E. 1.98%	(12,905)	(685,169)

	Shares	Value
Health Care Equipment & Supplies (0.1%)
Sartorius A.G. 0.52%	(5,708)	$(544,749)

Total Convertible Preferred Stocks Sold Short (Proceeds $1,203,410)		(1,229,918)

Exchange-Traded Funds Sold Short (3.0%)
∎ SPDR S&P 500 ETF Trust	(14,900)	(3,976,214)
∎ United States Oil Fund, L.P. (g)	(1,117,700)	(13,423,577)

Total Exchange-Traded Funds Sold Short (Proceeds $14,911,699)		(17,399,791)

Total Investments Sold Short (Proceeds $118,375,212)		(126,490,618)

Total Investments, Net of Investments Sold Short (Cost $492,535,139) (n)	87.2	499,767,971
Other Assets, Less Liabilities	12.8	73,585,055
Net Assets	100.0%	$573,353,026

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2017.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio's custodian as collateral for securities Sold Short (See Note 2(O)).

(g)	Non-income producing security.

(h)	Security, or a portion thereof, was held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

(i)	Interest rate shown represents yield to maturity.

(j)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio's custodian as collateral for swap contracts. (See Note 2(L))

(k)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2017, the total market value of fair valued securities was $(3,419), which represented less than one-tenth of a percent of the Portfolio's net assets.

24	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)	Illiquid security—As of December 31, 2017, the total market value of this security deemed illiquid under procedures approved by the Board of
Trustees was $0, which represented less than one-tenth of a percent of the Portfolio's net assets. (Unaudited)

(n)	As of December 31, 2017, cash in the amount of $67,499,222 was on deposit with brokers for short sale transactions.

As of December 31, 2017, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Settlement Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/11/18	BNP Paribas S.A.	EUR	470,033	$554,084	$10,153
Euro vs. U.S. Dollar	1/11/18	Societe Generale		33,922	40,052	668

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	1/11/18	Societe Generale	EUR	38,334,175	45,355,900	(661,121)
Pound Sterling vs. U.S. Dollar	1/12/18	Societe Generale	GBP	1,788,297	2,398,483	(16,665)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(666,965)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(90)	March 2018	$(17,556,335)	$(17,459,248)	$97,087
Euro Stoxx 50	241	March 2018	10,287,046	10,100,487	(186,559)
E-mini S&P 500	(38)	March 2018	(5,008,959)	(5,084,400)	(75,441)
FTSE 100 Index	(58)	March 2018	(5,821,087)	(5,981,222)	(160,135)

			$(18,099,335)	$(18,424,383)	$(325,048)

1.	As of December 31, 2017, cash in the amount of $1,408,592 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

Swap Contracts

As of December 31, 2017, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$17,460,000	USD	2/25/2018	Fixed 0.80%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	$ —	$19,734	$19,734
8,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(3,709)	47,012	43,303
4,090,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	Quarterly/Semi-Annually	—	(152,111)	(152,111)
3,090,000	USD	2/25/2026	3-Month USD-LIBOR	Fixed 1.605%	Quarterly/Semi-Annually	—	(170,011)	(170,011)
						$(3,709)	$(255,376)	$(259,085)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	25

Consolidated Portfolio of Investments December 31, 2017 (continued)

As of December 31, 2017, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
iTraxx Europe Crossover Series 28	12/20/2022	Buy	9,000	(5.00)%	Quarterly	$1,204,518	$(1,315,938)	$(111,420)
Markit CDX North American High Yield Series 29	12/20/2022	Sell	30,500	5.00%	Quarterly	(2,144,682)	2,526,076	381,394
Markit CDX North American Investment Grade Series 29	12/20/2021	Sell	19,200	1.00%	Quarterly	(377,992)	466,765	88,773
						$(1,318,156)	$1,676,903	$358,747

As of December 31, 2017, the Portfolio held the following OTC credit default swap contracts1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G. 5.625% 5/23/18	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	Quarterly	$7,101	$(14,082)	$(6,981)
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	600	(1.00)%	Quarterly	10,783	(19,463)	(8,680)
Casino Guichard Perrachon 4.407%, 8/6/19	BNP Paribas S.A.	12/20/2022	Sell	200	1.00%	Quarterly	6,748	(6,421)	327
Enel S.p.A. 4.75%, 6/12/18	BNP Paribas S.A.	12/20/2022	Buy	1,400	(1.00)%	Quarterly	35,921	(37,159)	(1,238)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	1,200	(1.00)%	Quarterly	14,055	(37,246)	(23,191)
Repsol International Finance 4.875%, 2/19/19	Societe Generale S.A.	6/20/2022	Buy	200	(1.00)%	Quarterly	1,262	(6,526)	(5,264)
Telecom Italia S.p.A. 5.375%, 1/29/19	BNP Paribas S.A.	12/20/2024	Sell	350	1.00%	Quarterly	17,055	(18,443)	(1,388)
Tesco PLC 6.000%, 12/14/29	JPMorgan Chase Bank N.A.	6/20/2024	Sell	400	1.00%	Quarterly	25,610	(9,291)	16,319
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	Quarterly	5,102	(18,446)	(13,344)
Total Capital S.A. 4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	500	(1.00)%	Quarterly	8,671	(18,446)	(9,775)
							$132,308	$(185,523)	$(53,215)

1.	As of December 31, 2017, cash in the amount of $2,248,363 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy-Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2017.

26	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Open OTC total return basket swap contracts as of December 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date	Payment Frequency Paid/ Received	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	BofA ML 4x Leveraged MCXSX6L Excess Return Index**	1.00%	5/31/2018	Monthly	$16,546	$—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX2KVN)**	0.20%	5/31/2018	Monthly	19,204	(2,246)
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLBX7HCA)**	0.00%	5/31/2018	N/A	19,612	—
Bank of America Merrill Lynch	BofA ML Commodity Excess Return Index (MLCICOTE)**	0.00%	5/31/2018	N/A	21,131	(18,651)
Bank of America Merrill Lynch	BofA ML Mean Reversion EUR Index Total Return Index	0.00%	5/31/2018	N/A	19,752	42,968
Bank of America Merrill Lynch	BofA ML MLCVDK1X Excess Return Index**	0.00%	5/31/2018	N/A	8,434	40,896
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index**	0.60%	5/31/2018	Monthly	19,752	(10,442)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index**†	1.50%	5/31/2018	Monthly	19,836	(26,207)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index**	0.60%	5/31/2018	Monthly	16,762	(9,038)
JPMorgan Chase Bank	JPMorgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD	0.00%	10/31/2018	N/A	11,315	(302,763)
JPMorgan Chase Bank	JPMorgan Bespoke Volatility Index	0.00%	10/31/2018	N/A	12,650	91,204
Societe Generale	SGI BOSS 10% Index	0.80%	6/5/2018	Monthly	18,886	(12,974)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index†	0.00%	6/5/2018	N/A	21,957	(19,908)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index**	0.60%	6/5/2018	Monthly	16,545	(8,960)
Societe Generale	SGI US Gravity Index	0.60%	6/5/2018	Monthly	5,570	(2,953)
					$247,952	$(239,074)

The following table represents the basket holdings underlying the total return swap with BofA ML 4x Leveraged MCXSX6L Excess Return Index as of December 31, 2017

BofA ML 4x Leveraged MCXSX6L Excess Return Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Aluminum	(78)	$(4,406,944)	(26.64)%
Aluminum	77	4,362,685	26.37%
Brent Crude Oil	(100)	(6,659,172)	(40.25)%
Brent Crude Oil	100	6,586,485	39.81%
Coffee	(32)	(1,526,869)	(9.23)%
Coffee	32	1,552,693	9.39%
Copper	39	7,143,843	43.18%
Copper	(40)	(7,158,620)	(43.27)%
Corn	(301)	(5,278,003)	(31.90)%
Corn	293	5,385,421	32.55%
Cotton	28	1,108,994	6.70%
Cotton	(28)	(1,118,522)	(6.76)%
Gasoline RBOB	39	3,224,957	19.49%
Gasoline RBOB	(39)	(2,992,318)	(18.09)%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	27

Consolidated Portfolio of Investments December 31, 2017 (continued)

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Heating Oil	(39)	$(3,314,581)	(20.04)%
Heating Oil	39	3,261,315	19.71%
Kansas Wheat	(40)	(847,932)	(5.13)%
Kansas Wheat	37	848,674	5.13%
Lean Hogs	56	1,880,146	11.36%
Lean Hogs	(59)	(1,707,969)	(10.32)%
Live Cattle	(63)	(3,060,560)	(18.50)%
Live Cattle	66	3,005,945	18.17%
Natural Gas	(176)	(5,124,971)	(30.98)%
Natural Gas	177	4,915,170	29.71%
Nickel	(30)	(2,303,314)	(13.92)%
Nickel	30	2,288,399	13.83%
Soybean Meal	66	2,145,368	12.97%
Soybean Meal	(68)	(2,146,577)	(12.98)%
Soybean Oil	(97)	(1,940,566)	(11.73)%
Soybean Oil	96	1,931,164	11.67%
Soybeans	83	4,086,215	24.70%
Soybeans	(85)	(4,103,785)	(24.81)%
Sugar	(108)	(1,817,814)	(10.99)%
Sugar	108	1,819,758	11.00%
Wheat	107	2,431,564	14.70%
Wheat	(114)	(2,433,024)	(14.71)%
WTI Crude Oil	95	5,723,646	34.60%
WTI Crude Oil	(95)	(5,747,994)	(34.74)%
Zinc	(30)	(2,484,832)	(15.02)%
Zinc	30	2,471,927	14.94%

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX2KVN) as of December 31, 2017

BofA ML Commodity Excess Return Index (MLBX2KVN)

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Brent Crude Oil	73	$4,851,860	25.27%
Canola Oil	(246)	(1,915,846)	(9.98)%
Copper	25	4,566,177	23.78%
Copper Comex	(56)	(4,584,073)	(23.87)%
Gasoil	(116)	(6,995,134)	(36.43)%
Gasoline RBOB	55	4,165,576	21.69%
Heating Oil	(36)	(3,086,455)	(16.07)%
Kansas Wheat	72	1,536,242	8.00%
Milling Wheat	(483)	(4,608,726)	(24.00)%
Rapeseed	91	1,899,581	9.89%
Wheat	75	1,598,752	8.33%

28	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLBX7HCA) as of December 31, 2017

BofA ML Commodity Excess Return Index (MLBX7HCA)

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Aluminum	(146)	$(8,325,749)	(42.45)%
Aluminum	146	8,316,118	42.41%
Brent Crude Oil	187	12,374,844	63.10%
Brent Crude Oil	(187)	(12,369,629)	(63.08)%
Brent Crude Oil	188	12,335,330	62.90%
Brent Crude Oil	(185)	(12,404,250)	(63.25)%
Coffee	(65)	(3,111,262)	(15.87)%
Coffee	63	3,111,518	15.87%
Copper Comex	(160)	(13,299,889)	(67.82)%
Copper Comex	160	13,300,942	67.82%
Corn	538	9,882,523	50.39%
Corn	(551)	(9,888,332)	(50.42)%
Cotton	52	2,042,273	10.41%
Cotton	(52)	(2,046,580)	(10.44)%
Gasoline RBOB	68	5,638,055	28.75%
Gasoline RBOB	(67)	(5,636,291)	(28.74)%
Heating Oil	(74)	(6,160,999)	(31.42)%
Heating Oil	74	6,144,184	31.33%
Kansas Wheat	(74)	(1,627,525)	(8.30)%
Kansas Wheat	71	1,629,590	8.31%
Lean Hogs	96	3,230,224	16.47%
Lean Hogs	(109)	(3,303,294)	(16.84)%
Lean Hogs	(117)	(3,353,430)	(17.10)%
Lean Hogs	109	3,307,016	16.86%
Live Cattle	131	5,937,784	30.28%
Live Cattle	(125)	(6,055,000)	(30.88)%
Live Cattle	123	6,032,554	30.76%
Live Cattle	(123)	(6,005,993)	(30.63)%
Natural Gas	382	10,702,095	54.57%
Natural Gas	(393)	(10,776,059)	(54.95)%
Nickel	(57)	(4,407,641)	(22.48)%
Nickel	57	4,405,327	22.46%
Soybean Meal	(123)	(3,941,191)	(20.10)%
Soybean Meal	122	3,948,290	20.13%
Soybean Oil	182	3,667,354	18.70%
Soybean Oil	(183)	(3,665,145)	(18.69)%
Soybeans	(156)	(7,611,219)	(38.81)%
Soybeans	155	7,614,343	38.83%
Sugar	215	3,628,962	18.50%
Sugar	(216)	(3,638,367)	(18.55)%
Wheat	207	4,694,507	23.94%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	29

Consolidated Portfolio of Investments December 31, 2017 (continued)

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Wheat	(214)	$(4,699,877)	(23.97)%
WTI Crude Oil	181	10,788,093	55.01%
WTI Crude Oil	(179)	(10,799,094)	(55.07)%
Zinc	(56)	(4,597,254)	(23.44)%
Zinc	56	4,590,195	23.41%

The following table represents the basket holdings underlying the total return swap with BofA ML Commodity Excess Return Index (MLCICOTE) as of December 31, 2017

BofA ML Commodity Excess Return Index (MLCICOTE)

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Cocoa	(136)	$(2,569,718)	(12.16)%
Coffee	57	2,702,547	12.79%
Corn	150	2,638,675	12.49%
Cotton	(69)	(2,729,531)	(12.92)%
Gasoline RBOB	(36)	(2,770,104)	(13.11)%
Gold	21	2,700,814	12.78%
Heating Oil	(32)	(2,781,827)	(13.16)%
Kansas Wheat	125	2,660,276	12.59%
Lean Hogs	(97)	(2,779,911)	(13.16)%
Natural Gas	96	2,788,973	13.20%
Silver	32	2,761,888	13.07%
Soybean Meal	(81)	(2,564,325)	(12.14)%
Soybeans	(54)	(2,581,608)	(12.22)%
Sugar	169	2,876,063	13.61%
Wheat	124	2,650,816	12.54%
WTI Crude Oil	(46)	(2,756,883)	(13.05)%

The following table represents the basket holdings underlying the total return swap with BofA ML Mean Reversion EUR Index Total Return Index as of December 31, 2017

BofA ML Mean Reversion EUR Index Total Return Index

Security Description	Number of Contracts		Market Value as of December 31, 2017	Percent of Basket Net Assets
Eurostoxx 50	—	*	$229	—%	*
Nasdaq 100	—	*	57	—%	*

*	Rounds to zero.

The following table represents the basket holdings underlying the total return swap with BofA ML MLCVDK1X Excess Return Index as of December 31, 2017

BofA ML MLCVDK1X Excess Return Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Brent Crude Oil	(15)	$803,242	9.48%
Brent Crude Oil	(19)	542,882	6.41%
Brent Crude Oil	(18)	260,206	3.07%
Brent Crude Oil	(9)	46,549	0.55%

30	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Copper	(1)	$173,836	2.05%
Copper	(4)	314,027	3.71%
Copper	(6)	302,673	3.57%
Copper	(4)	196,440	2.32%
Copper	(1)	(3,688)	(0.04)%
Corn	(188)	(579,841)	(6.84)%
Corn	(57)	(5,287)	(0.06)%
Gold	(14)	707,160	8.34%
Gold	(15)	582,156	6.87%
Natural Gas	(87)	15,922	0.19%
Natural Gas	(97)	(526,897)	(6.22)%
Natural Gas	(28)	110,798	1.31%
Soybeans	(99)	(1,129,051)	(13.32)%
Soybeans	(15)	(31,604)	(0.37)%
Wheat	(39)	(170,315)	(2.01)%
Wheat	(11)	6,623	0.08%
WTI Crude Oil	(18)	132,728	1.57%
WTI Crude Oil	(24)	359,010	4.24%
WTI Crude Oil	(21)	743,358	8.77%
WTI Crude Oil	(19)	943,067	11.13%

The following table represents the basket holdings underlying the total return swap with Credit Suisse Backwardation Long/Short Excess Return Index as of December 31, 2017

Credit Suisse Backwardation Long/Short Excess Return Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Brent Crude Oil Future	8	$502,709	2.55%
Brent Crude Oil Future	11	724,929	3.67%
Brent Crude Oil Future	8	553,562	2.80%
Brent Crude Oil Future	3	194,016	0.98%
Cattle (Live Cattle) Future	26	1,170,684	5.93%
Cattle (Live Cattle) Future	18	804,532	4.07%
Coffee ‘C’ Future	(42)	(1,975,216)	(10.00)%
Corn Future	(113)	(1,975,216)	(10.00)%
Gasoline RBOB Future	(26)	(1,975,216)	(10.00)%
Lean Hogs Future	(69)	(1,975,216)	(10.00)%
Low Sulphur Gasoil Future	20	1,191,867	6.03%
Low Sulphur Gasoil Future	14	783,349	3.97%
Natural Gas Future	19	515,173	2.61%
Natural Gas Future	26	707,867	3.58%
Natural Gas Future	19	542,499	2.75%
Natural Gas Future	7	209,677	1.06%
NY Harbor ULSD (Heating Oil) Future	15	1,220,705	6.18%
NY Harbor ULSD (Heating Oil) Future	9	754,511	3.82%
Wheat Future	(93)	(1,975,216)	(10.00)%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	31

Consolidated Portfolio of Investments December 31, 2017 (continued)

The following table represents the basket holdings underlying the total return swap with Credit Suisse Custom 88 Enhanced Excess Return Index as of December 31, 2017

Credit Suisse Custom 88 Enhanced Excess Return Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Cattle (Live Cattle) Future	(17)	$(837,882)	(5.00)%
Cattle (Live Cattle) Future	18	837,882	5.00%
Copper Future	(10)	(837,882)	(5.00)%
Copper Future	10	837,882	5.00%
Cotton Future	(43)	(1,675,763)	(10.00)%
Cotton Future	45	1,675,763	10.00%
Gasoline RBOB Future	(11)	(837,882)	(5.00)%
Gasoline RBOB Future	10	837,882	5.00%
Lean Hogs Future	(88)	(2,513,645)	(15.00)%
Lean Hogs Future	75	2,513,645	15.00%
Natural Gas Future	(86)	(2,513,645)	(15.00)%
Natural Gas Future	90	2,513,645	15.00%
NY Harbor ULSD (Heating Oil) Future	(20)	(1,675,763)	(10.00)%
NY Harbor ULSD (Heating Oil) Future	20	1,675,763	10.00%
WTI Crude Oil Future	(42)	(2,513,645)	(15.00)%
WTI Crude Oil Future	42	2,513,645	15.00%

The following table represents the basket holdings underlying the total return swap with J.P Morgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index as of December 31, 2017

J.P Morgan Equity Risk Premium—Global Balanced Multi-Factor (Long/Short) 200% USD Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Anadarko Petroleum Corp.	(1,136)	$(60,955)	(0.55)%
Anadarko Petroleum Corp.	(1,153)	(61,867)	(0.56)%
Arconic, Inc.	(2,271)	(61,889)	(0.56)%
Barry Callebaut A.G. Registered	29	61,052	0.55%
Barry Callebaut A.G. Registered	29	60,025	0.55%
Cheniere Energy, Inc.	(1,109)	(59,702)	(0.54)%
Continental Resources, Inc.	(1,165)	(61,717)	(0.56)%
Continental Resources, Inc.	(1,161)	(61,488)	(0.56)%
Coty, Inc.	(3,007)	(59,803)	(0.54)%
Devon Energy Corp.	(1,458)	(60,342)	(0.55)%
Devon Energy Corp.	(1,450)	(60,041)	(0.55)%
Direct Line Insurance Group PLC	11,736	60,598	0.55%
Encana Corp.	(5,020)	(67,186)	(0.61)%
Encana Corp.	(4,771)	(63,858)	(0.58)%
EOG Resources, Inc.	(558)	(60,244)	(0.55)%
EOG Resources, Inc.	(553)	(59,711)	(0.54)%
First Quantum Minerals, Ltd.	(4,461)	(62,700)	(0.57)%
First Quantum Minerals, Ltd.	(4,278)	(60,127)	(0.55)%
Freeport-McMoRan, Inc.	(3,564)	(67,566)	(0.61)%

32	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Freeport-McMoRan, Inc.	(3,239)	$(61,404)	(0.56)%
Fresnillo PLC	(3,171)	(61,289)	(0.56)%
Fresnillo PLC	(3,265)	(63,123)	(0.57)%
G4S PLC	16,613	60,003	0.54%
Halliburton Co.	(1,224)	(59,796)	(0.54)%
Halliburton Co.	(1,237)	(60,477)	(0.55)%
HollyFrontier Corp.	1,187	60,791	0.55%
HollyFrontier Corp.	1,177	60,307	0.55%
JGC Corp.	(3,100)	(59,972)	(0.54)%
Martin Marietta Materials, Inc.	(276)	(60,912)	(0.55)%
Martin Marietta Materials, Inc.	(270)	(59,709)	(0.54)%
Marubeni Corp.	8,340	60,419	0.55%
Melco Resorts & Entertainment, Ltd.	(2,143)	(62,243)	(0.57)%
MercadoLibre, Inc.	(190)	(59,691)	(0.54)%
Parsley Energy, Inc.	(2,091)	(61,562)	(0.56)%
Parsley Energy, Inc.	(2,100)	(61,822)	(0.56)%
Pioneer Natural Resources Co.	(352)	(60,865)	(0.55)%
Pioneer Natural Resources Co.	(350)	(60,557)	(0.55)%
Range Resources Corp.	(3,575)	(60,987)	(0.55)%
ServiceNow, Inc.	(463)	(60,324)	(0.55)%
TESARO, Inc.	(730)	(60,482)	(0.55)%
Teva Pharmaceutical Industries, Ltd.	(3,389)	(64,219)	(0.58)%
Twitter, Inc.	(2,586)	(62,087)	(0.56)%
United Therapeutics Corp.	415	61,359	0.56%
United Therapeutics Corp.	413	61,172	0.56%
USD Cash	6,368,992	6,368,992	57.84%
Voya Financial, Inc.	1,211	59,919	0.54%
Voya Financial, Inc.	1,211	59,895	0.54%
Vulcan Materials Co.	(471)	(60,412)	(0.55)%
Westfield Corp.	(8,722)	(64,740)	(0.59)%
Wirecard A.G.	537	60,028	0.55%

The following table represents the basket holdings underlying the total return swap with JPMorgan Bespoke Volatility Index as of December 31, 2017

JPMorgan Bespoke Volatility Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
CBOT $10Y Note Future	(154)	$(19,155,969)	(150.35)%
CBOT $10Y Note Future Option	(700)	(186,062)	(1.46)%
CBOT $10Y Note Future Option	(734)	(57,326)	(0.45)%
CBOT $10Y Note Future Option	(585)	(82,306)	(0.65)%
CBOT $10Y Note Future Option	(598)	(74,770)	(0.59)%
CBOT $10Y Note Future Option	(689)	(161,484)	(1.27)%
CBOT $10Y Note Future Option	(759)	(47,417)	(0.37)%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	33

Consolidated Portfolio of Investments December 31, 2017 (continued)

The following table represents the basket holdings underlying the total return swap with SGI BOSS 10% Index as of December 31, 2017

SGI BOSS 10% Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
SGI Bond 10Y CHF : (SFISDA10 Index)	1,873	$3,262,035	17.28%
SGI Bond 10Y EUR : (EUSA10 Index)	16,509	38,181,935	202.21%
SGI Bond 10Y GBP : (SFISDA10 Index)	(9,019)	(25,509,131)	(135.09)%
SGI Bond 10Y JPY : (JYISDA10 Index)	5,696,985	71,026,514	376.15%
SGI Bond 10Y USD : (USISDA10 Index)	22,547	42,188,627	223.43%
SGI Bond 3M USD : (US00003M Index)	9,095	10,265,618	54.37%
SGI Bond 6M CHF: (SF0006M Index)	(19,528)	(21,288,126)	(112.74)%
SGI Bond 6M EUR : (EUR006M Index)	(39,820)	(56,487,338)	(299.15)%
SGI Bond 6M GBP : (BP0006M Index)	15,859	26,463,115	140.15%
SGI Bond 6M JPY: (JY0006M Index)	(9,462,721)	(88,794,267)	(470.25)%

The following table represents the basket holdings underlying the total return swap with SGI Smart Market Neutral Commodity 2 Index as of December 31, 2017

SGI Smart Market Neutral Commodity 2 Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Aluminium	684	$1,551,042	9.37%
Aluminium	(684)	(1,551,042)	(9.37)%
Brent Crude Oil	144,789	9,619,782	58.14%
Brent Crude Oil	(144,789)	(9,682,042)	(58.52)%
Cocoa	137	259,060	1.57%
Cocoa	(137)	(258,923)	(1.57)%
Coffee	428,482	551,028	3.33%
Coffee	(445,315)	(561,988)	(3.40)%
Copper	274	1,986,675	12.01%
Copper	(274)	(1,980,106)	(11.97)%
Corn	795,655	2,922,442	17.66%
Corn	(826,994)	(2,901,096)	(17.53)%
Cotton	1,292,837	1,021,341	6.17%
Cotton	(1,343,746)	(1,056,184)	(6.38)%
Feeder Cattle	509,362	728,897	4.41%
Feeder Cattle	(529,479)	(755,566)	(4.57)%
Gas Oil	4,790	2,845,145	17.20%
Gas Oil	(4,790)	(2,882,266)	(17.42)%
Gasoline	1,315,281	2,620,040	15.84%
Gasoline	(1,315,281)	(2,362,245)	(14.28)%
Heating Oil	1,185,546	2,317,742	14.01%
Heating Oil	(1,185,546)	(2,451,708)	(14.82)%
Kansas Wheat	125,767	621,036	3.75%
Kansas Wheat	(130,830)	(559,037)	(3.38)%
Lead	137	339,768	2.05%
Lead	(137)	(340,111)	(2.06)%
Lean Hogs	2,031,152	1,537,582	9.29%

34	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
Lean Hogs	(2,111,210)	$(1,515,849)	(9.16)%
Live Cattle	2,153,497	2,635,881	15.93%
Live Cattle	(2,238,345)	(2,721,828)	(16.45)%
Natural Gas	543,438	1,493,911	9.03%
Natural Gas	(543,438)	(1,604,772)	(9.70)%
Soybean	211,709	2,059,933	12.45%
Soybean	(219,921)	(2,115,196)	(12.78)%
Sugar	8,107,775	1,216,166	7.35%
Sugar	(8,427,186)	(1,280,932)	(7.74)%
Wheat	445,041	2,145,100	12.97%
Wheat	(462,558)	(1,975,125)	(11.94)%
WTI Crude Oil	210,888	12,737,657	76.99%
WTI Crude Oil	(210,888)	(12,741,874)	(77.01)%
Zinc	137	456,400	2.76%
Zinc	(137)	(455,511)	(2.75)%

The following table represents the basket holdings underlying the total return swap with SGI US Gravity Index as of December 31, 2017

SGI US Gravity Index

Security Description	Number of Contracts	Market Value as of December 31, 2017	Percent of Basket Net Assets
S&P 500 Index	1,093	$2,923,276	52.49%

Open OTC Candriam proprietary total return swap contracts as of December 31, 2017 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index**	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $89,353,898)***	$(86,323)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the CandriamGlobal Alpha strategy, calculated on a daily basis with a reference to a managed accountowned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $99,948,009)****	78,145
			$(8,178)

The summaries below provide breakdown of the derivative contracts comprising the index of the above Candriam proprietary total return swaps as of December 31, 2017:

Candriam IG Diversified Futures Index

Category	% Breakdown
Physical Commodity Future	127.67%
Financial Commodity Future	21.00
Currency	0.41
Foreign Currency	(0.16)
Currency Future	(18.58)
Physical Index Future	(30.34)
Total	100.00%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	35

Consolidated Portfolio of Investments December 31, 2017 (continued)

Description	Sector	Number of contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3-Month Euribor Mar20	Financial Commodity Future	4,249,800	$508,892	$(53,404)	(34.14)%
90Day Euro Future Mar20	Financial Commodity Future	(4,821,728)	(470,890)	(96,435)	31.60%
90Day Sterling Future Mar20	Financial Commodity Future	(2,428,607)	(324,521)	(66,270)	21.77%
AUD/USD Currency Future Mar18	Currency Future	114,386	8,935	17,158	(0.60)%
Australian Dollar	Foreign Currency	245,765	192	197	(0.01)%
BP Currency Future Mar18	Currency Future	(5,740)	(778)	(4,477)	0.05%
Brent Crude Future Mar18	Physical Commodity Future	89,338	5,974	63,430	(0.40)%
British Pound Sterling	Foreign Currency	242,719	328	1,420	(0.02)%
CAC40 10 Euro Future Jan18	Physical Index Future	651	4,150	(21,633)	(0.28)%
Canadian Currency Future Mar18	Currency Future	109,376	8,739	25,156	(0.59)%
CBOE VIX Future Jan18	Physical Index Future	(293,896)	(3,372)	(73,474)	0.23%
Copper Future Mar18	Physical Commodity Future	39,868	13,158	(31,894)	(0.88)%
Corn Future Mar18	Physical Commodity Future	(16,406)	(575,455)	20,508	38.61%
Cotton No.2 Future Mar18	Physical Commodity Future	101,862	8,009	(17,316)	(0.54)%
DAX Index Future Mar18	Physical Index Future	250	3,880	(16,720)	(0.26)%
DJIA MINI e-CBOT Mar18	Physical Index Future	238	588,583	(14,753)	(39.49)%
EMINI Russell 2000 Mar18	Physical Index Future	3,548	5,452	(46,485)	(0.37)%
Euro	Foreign Currency	58,166	70	326	(0.00)%‡
Euro FX Currency Future Mar18	Currency Future	14,298,199	17,266	97,228	(1.16)%
Euro Stoxx 50 Mar18	Physical Index Future	3,507	14,697	(63,998)	(0.99)%
Euro-BTP Future Mar18	Financial Commodity Future	35,067	5,728	(33,101)	(0.38)%
Euro-Bund Future Mar18	Financial Commodity Future	44,251	8,584	(5,975)	(0.58)%
Euro-OAT Future Mar18	Financial Commodity Future	46,756	8,706	(18,831)	(0.58)%
EURO/JPY Future Mar18	Currency Future	22,334,413	268,528	91,811	(18.02)%
FTSE 100 Index Future Mar18	Physical Index Future	(217)	(2,239)	(21,146)	0.15%
Gasoline RBOB Future Feb18	Physical Commodity Future	35,067	6,297	4,208	(0.42)%
Gold 100 OZ Future Feb18	Physical Commodity Future	14,027	18,365	169,725	(1.23)%
Hang Seng Index Future Jan18	Physical Index Future	1,002	384,052	1,034	(25.77)%
Hong Kong Dollar	Foreign Currency	1,802,897	231	68	(0.02)%
Japan 10 Year Bond(OSE) Mar18	Financial Commodity Future	62,619,850	83,797	33,173	(5.62)%
Japanese Yen	Foreign Currency	(34,521,013)	(306)	(556)	0.02%
Japanese Yen Currency Future Mar18	Currency Future	(218,126)	(19,444)	(43,625)	1.30%
Korea 3 Year Bond Future Mar18	Financial Commodity Future	(1,094,594,980)	(110,313)	—	7.40%
Live Cattle Future Feb18	Physical Commodity Future	(60,449)	(7,348)	42,314	0.49%
Mexican Peso Future Mar18	Currency Future	(1,210,650)	(606)	(10,896)	0.04%
NASDAQ 100 E-MINI Mar18	Physical Index Future	718	4,602	(26,927)	(0.31)%
Natural Gas Future Feb18	Physical Commodity Future	(58,445)	(173)	(2,279)	0.01%
New Zealand Dollar Future Mar18	Currency Future	(85,998)	(6,095)	(3,440)	0.41%
Nikkei 225 (SGX) Mar18	Physical Index Future	(26,300)	(531,142)	8,190	35.64%
NY Harbor ULSD Future Feb18	Physical Commodity Future	32,612	6,745	60,007	(0.45)%
Primary Aluminium LME Future	Physical Commodity Future	5,615	12,754	(92,646)	(0.86)%
S&P500 EMINI Future Mar18	Physical Index Future	(10,604)	(28,375)	102,855	1.90%
Silver Future Mar18	Physical Commodity Future	521,832	89	115,847	(0.01)%
South African Rand Currency (CME) Mar18	Currency Future	446,688	357	11,167	(0.02)%
South Korean Won	Foreign Currency	1,992,488,784	1,861	—	(0.12)%

36	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
Soybean Future Mar18	Physical Commodity Future	(14,152)	$(1,361,077)	$(70,760)	91.33%
SPI 200 Future Mar18	Physical Index Future	1,085	5,098	(21,995)	(0.34)%
Sugar #11 (WORLD) Mar18	Physical Commodity Future	(273,056)	(4,140)	(43,689)	0.28%
Topix Index Future Mar18	Physical Index Future	425,815	6,867	(11,167)	(0.46)%
U.S. 10 Year Note (CBT) Mar18	Financial Commodity Future	(93,512)	(11,600)	(18,995)	0.78%
U.S. 5 Year Note (CBT) Mar18	Financial Commodity Future	(204,558)	(23,762)	(19,177)	1.59%
U.S. Long Bond (CBT) Mar18	Financial Commodity Future	80,988	12,391	22,778	(0.83)%
United States Dollar	Currency	(6,149,262)	(6,149)	—	0.41%
Wheat Future (CBT) Mar18	Physical Commodity Future	(877)	(37,434)	658	2.51%
WTI Crude Future Feb18	Physical Commodity Future	75,979	4,591	44,068	(0.31)%
Zinc LME Future Mar18	Physical Commodity Future	2,066	6,872	29,964	(0.46)%
				$11,226

Net Cash and Other Receivables/Payables				(97,549)

Swaps, at Value				$(86,323)

Candriam Global Alpha Index

Category	% Breakdown
Currency Future	113.91%
Physical Index Future	3.14
Foreign Currency	0.73
Currency	0.25
Financial Commodity Option	(0.09)
Index Option	(0.32)
Currency Option	(0.33)
Physical Index Option	(0.35)
Financial Commodity Future	(16.94)
Total	100.00%

Description	Sector	Number of contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
3-Month Euribor Dec18	Financial Commodity Future	922,803	$110,988	$(5,489)	26.79%
3-Month Euribor Dec19	Financial Commodity Future	(843,467)	(101,092)	10,595	(24.41)%
90Day Euro Future Dec19	Financial Commodity Future	(624,249)	(60,970)	(12,485)	(14.72)%
90Day Euro Future Sep19	Financial Commodity Future	(634,688)	(62,012)	(9,520)	(14.97)%
AUD/USD Euro 2PM Option Feb18P 76	Currency Option	(81,841)	(11)	2,455	(0.00)%‡
AUD/USD Euro 2PM Option Mar18C 76.5	Currency Option	(243,019)	(486)	(24,302)	(0.12)%
Australian 10 Year Bond Future Mar18	Financial Commodity Future	146,980	11,163	37,707	2.70%
Australian Dollar	Foreign Currency	430,242	336	344	0.08%
British Pound Currency 2PM Option Jan18C 134	Currency Option	(47,497)	(77)	(32,298)	(0.02)%
British Pound Currency 2PM Option Jan18C 135	Currency Option	(119,526)	(93)	(53,787)	(0.02)%
British Pound Currency Future Mar18	Currency Future	58,458	7,925	45,597	1.91%
British Pound Sterling	Foreign Currency	505,478	682	2,957	0.16%
CAC 40 Index 5425	Index Option	3,708	56	(24,575)	0.01%

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	37

Consolidated Portfolio of Investments December 31, 2017 (continued)

Description	Sector	Number of contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
CAC 40 Index 5500	Index Option	(3,708)	$(16)	$7,444	(0.00)%‡
Canadian Currency 2PM Option Feb18C 78.5	Currency Option	(75,996)	(128)	(14,439)	(0.03)%
Canadian Currency 2PM Option Jan18P 79	Currency Option	(74,325)	(3)	2,601	(0.00)%‡
Euro	Foreign Currency	1,122,841	1,347	6,288	0.33%
Euro Currency 2PM Option Feb18C 1.2	Currency Option	(3,444,852)	(51)	(14,124)	(0.01)%
Euro Currency 2PM Option Feb18C 1.22	Currency Option	(12,422,345)	(94)	(29,814)	(0.02)%
Euro Currency 2PM Option Jan18C 1.2	Currency Option	(14,092,576)	(125)	(62,007)	(0.03)%
Euro Currency 2PM Option Jan18P 1.19	Currency Option	2,818,515	1	(1,550)	(0.00)%‡
Euro Currency 2PM Option Mar18P 1.19	Currency Option	(18,685,712)	(129)	33,634	(0.03)%
Euro FX Currency Future Mar18	Currency Future	9,290,661	11,219	63,176	2.71%
Euro Stoxx 50 Mar18	Physical Index Future	(434)	(1,820)	7,864	(0.44)%
Euro Stoxx 50 Price EUR 3600	Index Option	(2,079)	(256)	(29,800)	(0.06)%
Euro Stoxx Bank Mar18	Physical Index Future	13,863	2,169	(10,132)	0.52%
EURO Stoxx Banks Price EUR 135	Index Option	55,159	33	(6,835)	0.01%
EURO Stoxx Banks Price EUR 140	Index Option	(55,159)	(3)	3,371	(0.00)%‡
Euro-Bobl Future Mar18	Financial Commodity Future	(319,849)	(50,508)	1,737	(12.20)%
Euro-Bobl Option Feb18P 132.25	Financial Commodity Option	(162,848)	(137)	(456)	(0.03)%
Euro-Bobl Option Mar18P 131.75	Financial Commodity Option	(747,428)	(399)	3,458	(0.10)%
Euro-Bobl Option Mar18P 132.25	Financial Commodity Option	372,462	344	709	0.08%
Euro-Bund Option Mar18P 161	Financial Commodity Option	(183,725)	(159)	(6,707)	(0.04)%
Euro-Bund Option Mar18P 162	Financial Commodity Option	183,725	256	11,188	0.06%
Euro-Schatz Option Mar18C 111.9	Financial Commodity Option	(556,187)	(93)	(10,010)	(0.02)%
FTSE MIB Index 22500	Index Option	(1,027)	(75)	49,533	(0.02)%
FTSE MIB Index Future	Physical Index Future	(205)	(5,341)	67,728	(1.29)%
Hong Kong Dollar	Foreign Currency	(1,438,133)	(184)	(54)	(0.04)%
IBEX 35 Index Future Jan18	Physical Index Future	2,397	28,818	(121,567)	6.96%
Japanese Yen	Foreign Currency	81,454,101	723	1,313	0.17%
Japanese Yen 2PM Option Feb18C 90	Currency Option	(150,321)	(72)	(10,522)	(0.02)%
Japanese Yen 2PM Option Jan18C 90	Currency Option	(22,966)	(1)	—	(0.00)%‡
Japanese Yen 2PM Option Jan18P 86	Currency Option	(349,705)	(2)	—	(0.00)%‡
Japanese Yen 2PM Option Jan18P 87.5	Currency Option	698,365	3	—	0.00%‡
Japanese Yen 2PM Option Mar18P 87.5	Currency Option	(227,569)	(109)	9,103	(0.03)%
Japanese Yen Currency Future Mar18	Currency Future	(58,458)	(5,211)	(11,692)	(1.26)%
Long GILT Future Mar18	Financial Commodity Future	(28,394)	(4,798)	(3,724)	(1.16)%
Mexican Peso Future Mar18	Currency Future	91,863	46	827	0.01%
MSCI Emerging Market Mar18	Physical Index Future	(3,716)	(4,325)	(20,811)	(1.04)%
NASDAQ 100 E-MINI Mar18	Physical Index Future	(1,470)	(9,420)	55,118	(2.27)%
NASDAQ 100 E-MINI Mar18C 6400	Physical Index Option	(3,675)	(643)	65,223	(0.16)%
NASDAQ 100 E-MINI Mar18P 6200	Physical Index Option	(2,923)	(310)	(40,190)	(0.07)%
Nikkei 225 Index 22750	Index Option	(73,490)	(160)	3,267	(0.04)%
Norwegian Krone	Foreign Currency	93,837	11	46	0.00%‡
Norwegian Krone Mar18	Currency Future	367,451	449,833	32,336	108.61%
OMX Stockholm 30 Index 1620	Index Option	(46,933)	(59)	30,407	(0.01)%
S&P500 EMINI Option Jun18P 2300	Physical Index Option	(37,079)	(756)	(25,955)	(0.18)%

38	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Number of contracts	Notional Amount (000)*	Unrealized Appreciation (Depreciation)	Percent of Basket Net Assets
S&P500 EMINI Option Jun18P 2500	Physical Index Option	23,174	$962	$46,349	0.23%
S&P500 EMINI Option Mar18C 2650	Physical Index Option	(11,107)	(703)	75,528	(0.17)%
Short Euro-BTP Future Mar18	Financial Commodity Future	18,373	2,492	(1,996)	0.60%
Singapore Dollar	Foreign Currency	7,687	6	2	0.00%‡
South African Rand Currency (CME) Mar18	Currency Future	(810,062)	(647)	(20,252)	(0.16)%
South Korean Won	Foreign Currency	27,222,689	25	—	0.01%
Soybean Meal Option 9200	Index Option	(1,420)	(367)	34,305	(0.09)%
Stoxx 600 Basic Resource Mar18	Physical Index Future	(1,127)	(629)	(826)	(0.15)%
Stoxx 600 Cons Mar18	Physical Index Future	5,846	3,219	(9,055)	0.78%
Stoxx 600 Technology Mar18	Physical Index Future	(5,595)	(2,934)	14,216	(0.71)%
Stoxx 600 TLCM Mar18	Physical Index Future	11,024	3,711	(9,339)	0.90%
Stoxx 600 Travel Mar18	Physical Index Future	10,481	3,335	25,363	0.81%
Stoxx Europe 600 Automobiles 620	Index Option	(16,410)	(232)	(46,771)	(0.06)%
Stoxx Europe 600 Automobiles 625	Index Option	28,060	111	(20,845)	0.03%
Stoxx Europe 600 Automobiles 640	Index Option	(28,060)	(20)	3,807	(0.00)%‡
Stoxx Europe 600 Healthcare 735	Index Option	23,007	83	(2,980)	0.02%
Stoxx Europe 600 Healthcare 750	Index Option	(23,007)	(14)	(2,670)	(0.00)%‡
Stoxx Europe 600 Insurance 285	Index Option	(27,434)	(230)	13,366	(0.06)%
Stoxx Europe 600 Oil & Gas 310	Index Option	(18,289)	(108)	(12,890)	(0.03)%
Stoxx Europe 600 Oil & Gas 320	Index Option	(18,289)	(72)	4,307	(0.02)%
Swedish Krona	Foreign Currency	1,127,947	138	711	0.03%
Swiss Franc	Foreign Currency	(51,246)	(53)	(242)	(0.01)%
TRY/USD Future Mar18	Currency Future	33,404,625	8,621	(17,370)	2.08%
Turkish Lira	Foreign Currency	23,223	6	(23)	0.00%‡
U.S. 10 Year Future Option Mar18C 124.5	Financial Commodity Option	(359,100)	(168)	(28,055)	(0.04)%
U.S. 10 Year Note (CBT) Mar18	Financial Commodity Future	576,230	71,480	117,047	17.26%
U.S. 5 Year Note (CBT) Mar18	Financial Commodity Future	112,741	13,096	10,569	3.16%
United States Dollar	Currency	1,035,534	1,036	—	0.25%
Yen Denom Nikkei Mar18	Physical Index Future	(18,790)	(3,786)	14,942	(0.91)%
				$160,379

Net Cash and Other Receivables/Payables				(82,234)

Swaps, at Value				$78,145

1.	As of December 31, 2017, cash in the amount of $310,000 was on deposit with brokers for OTC swap contracts.

‡	Less than one-tenth of a percent.

†	As of December 31, 2017, the index did not have exposure to the usual underlying components as certain quantitative conditions were not met.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on January 21, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Portfolio of Investments December 31, 2017 (continued)

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CHF—Swiss Franc

DAX—Deutscher Aktienindex Index (German stock market index)

ETF—Exchange-Traded Fund

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

TRY—Turkish Lira

USD—United States Dollar

VIX—CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$45,614,789	$—	$45,614,789
Foreign Bonds	—	16,602,862	—	16,602,862

Total Long-Term Bonds	—	62,217,651	—	62,217,651

Common Stocks	149,654,963	—	—	149,654,963
Exchange-Traded Funds	2,922,394	—	—	2,922,394
Preferred Stocks	674,803	—	—	674,803
Short-Term Investments
Repurchase Agreement	—	244,380,341	—	244,380,341
U.S. Governments	—	166,408,437	—	166,408,437

Total Short-Term Investments	—	410,788,778	—	410,788,778

Total Investments in Securities	153,252,160	473,006,429	—	626,258,589

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	78,145	—	78,145
Credit Default Swap Contracts (b)	—	486,813	—	486,813
Foreign Currency Forward Contract (b)	—	10,821	—	10,821
Futures Contracts (b)	97,087	—	—	97,087
Interest Rate Swap Contracts (b)	—	63,037	—	63,037
Total Return Basket Swap Contracts (b)	—	175,068	—	175,068

Total Other Financial Instruments	97,087	813,884	—	910,971

Total Investments in Securities and Other Financial Instruments	$153,349,247	$473,820,313	$—	$627,169,560

40	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (c)	$(107,857,490)	$(3,419)	$—	$(107,860,909)
Convertible Preferred Stocks Sold Short	(1,229,918)	—	—	(1,229,918)
Exchange Traded Fund Sold Short	(17,399,791)	—	—	(17,399,791)

Total Investments in Securities Sold Short	(126,487,199)	(3,419)	—	(126,490,618)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(677,786)	—	(677,786)
Futures Contracts (b)	(422,135)	—	—	(422,135)
Credit Default Swap Contracts (b)	—	(181,281)	—	(181,281)
Interest Rate Swap Contracts (b)	—	(322,122)	—	(322,122)
Total Return Basket Swap Contracts (b)	—	(414,142)	—	(414,142)
Candriam Proprietary Total Return Swap Contracts (b)	—	(86,323)	—	(86,323)

Total Other Financial Instruments	(422,135)	(1,681,654)	—	(2,103,789)

Total Investments in Securities Sold Short and Other Financial Instruments	$(126,909,334)	$(1,685,073)	$—	$(128,594,407)

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

(c)	The Level 2 securities valued at $(3,419) and $0 are held in Aerospace & Defense and Diversified Financial Services, respectively, within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2017, certain foreign equity securities with a market value of $861,383 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets.

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Consolidated Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities before investments sold short, at value (identified cost $366,530,010)	$381,878,248
Repurchase agreements, at value (identified cost $244,380,341)	244,380,341
Cash collateral on deposit at broker for securities sold short	67,499,222
Cash denominated in foreign currencies (identified cost $4,604,136)	4,660,473
Cash collateral on deposit at broker for swap contracts	2,558,363
Cash collateral on deposit at broker for futures contracts	1,408,592
Due from broker	142,034
Due from custodian	118,876
Receivables:
Dividends and interest	1,027,743
Variation margin on futures contracts	691,918
Fund shares sold	264,704
Variation margin on centrally cleared swap contracts	94,088
Unrealized appreciation on OTC swap contracts	269,859
Other assets	72,243
Unrealized appreciation on foreign currency forward contracts	10,821

Total assets	705,077,525

Liabilities
Investments sold short (proceeds $118,375,212)	126,490,618
Due to custodian	832,435
Payables:
Investment securities purchased	1,561,855
Manager (See Note 3)	604,159
Broker fees and charges on short sales	386,920
Professional fees	142,443
Premiums received for OTC swap contracts	132,309
Custodian	91,854
NYLIFE Distributors (See Note 3)	89,101
Shareholder communication	68,624
Fund shares redeemed	45,676
Dividends on investments sold short	28,874
Transfer agent	833
Trustees	686
Unrealized depreciation on OTC swap contracts	570,326
Unrealized depreciation on foreign currency forward contracts	677,786

Total liabilities	131,724,499

Net assets	$573,353,026

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,556
Additional paid-in capital	629,558,797

629,623,353
Net investment loss	(65,823)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(62,301,487)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	14,822,385
Net unrealized appreciation (depreciation) on investments sold short	(8,115,406)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(609,996)

Net assets	$573,353,026

Initial Class
Net assets applicable to outstanding shares	$149,753,274

Shares of beneficial interest outstanding	16,783,006

Net asset value per share outstanding	$8.92

Service Class
Net assets applicable to outstanding shares	$423,599,752

Shares of beneficial interest outstanding	47,772,795

Net asset value per share outstanding	$8.87

42	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Interest (a)	$5,738,856
Dividends (b)	2,972,576

Total income	8,711,432

Expenses
Manager (See Note 3)	7,966,957
Broker fees and charges on short sales	4,736,822
Dividends and interest on investments sold short	1,224,766
Distribution/Service—Service Class (See Note 3)	982,756
Custodian	536,988
Professional fees	233,009
Shareholder communication	182,156
Trustees	13,919
Transfer agent	5,000
Miscellaneous	34,160

Total expenses before waiver/reimbursement	15,916,533
Expense waiver/reimbursement from Manager (See Note 3)	(859,460)

Net expenses	15,057,073

Net investment income (loss)	(6,345,641)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	27,098,087
Investments sold short	(16,258,217)
Futures transactions	(475,521)
Written option transactions	200,194
Swap transactions	283,313
Foreign currency forward transactions	93,347
Foreign currency transactions	(5,235,002)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	5,706,201

Net change in unrealized appreciation (depreciation) on:
Investments	4,034,236
Investments sold short	(5,414,209)
Futures contracts	(94,674)
Swap contracts	280,090
Foreign currency forward contracts	(914,923)
Translation of other assets and liabilities in foreign currencies	102,701

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(2,006,779)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	3,699,422

Net increase (decrease) in net assets resulting from operations	$(2,646,219)

(a)	Interest recorded net of foreign withholding taxes in the amount of $22,500.
(b)	Dividends recorded net of foreign withholding taxes in the amount of $129,520.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	43

Consolidated Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,345,641)	$(6,277,823)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	5,706,201	21,454,701
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(2,006,779)	(9,814,921)

Net increase (decrease) in net assets resulting from operations	(2,646,219)	5,361,957

Dividends to shareholders:
From net investment income:
Initial Class	(1,598,200)	—
Service Class	(3,444,675)	—

Total dividends to shareholders	(5,042,875)	—

Capital share transactions:
Net proceeds from sale of shares	100,061,508	276,773,421
Net asset value of shares issued to shareholders in reinvestment of dividends	5,042,875	—
Cost of shares redeemed	(91,784,668)	(47,839,006)

Increase (decrease) in net assets derived from capital share transactions	13,319,715	228,934,415

Net increase (decrease) in net assets	5,630,621	234,296,372

Net Assets
Beginning of year	567,722,405	333,426,033

End of year	$573,353,026	$567,722,405

Net investment income (loss) at end of year	$(65,823)	$3,769,843

44	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

	Year ended December 31,					May 1, 2013** through December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.04	$9.03		$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.08)	(0.10)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.16	0.03		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.10)	0.08		(0.01)	(0.00)‡	—

Total from investment operations	(0.02)	0.01		(0.79)	(1.33)	1.15

Less dividends:
From net investment income	(0.10)	—		—	—	—

Net asset value at end of period	$8.92	$9.04		$9.03	$9.82	$11.15

Total investment return (b)	(0.25%)	0.11	% (c)	(8.04%)	(11.93%)	11.50	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.93%)	(1.11%)		(0.59%)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.43%	1.46%		1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.63%	2.63%		2.00%	2.21%	2.64	% ††
Short sale expenses	1.05%	0.95%		0.53%	0.75%	1.10	% ††
Portfolio turnover rate	185%	267%		115%	113%	18%
Net assets at end of period (in 000’s)	$149,753	$201,252		$3,051	$100,126	$88,557

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	45

Consolidated Financial Highlights selected per share data and ratios

	Year ended December 31,							May 1, 2013** through December 31,
Service Class	2017	2016		2015		2014		2013
Net asset value at beginning of period	$8.99	$9.00		$9.79		$11.14		$10.00

Net investment income (loss) (a)	(0.11)	(0.12)		(0.11)		(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	0.18	0.03		(0.67)		(1.24)		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.11)	0.08		(0.01)		(0.00	)‡	—

Total from investment operations	(0.04)	(0.01)		(0.79)		(1.35)		1.14

Less dividends:
From net investment income	(0.08)	—		—		—		—

Net asset value at end of period	$8.87	$8.99		$9.00		$9.79		$11.14

Total investment return (b)	(0.51%)	(0.11	%)(c)	(8.07	%)(c)	(12.12	%)(c)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.20%)	(1.36%)		(1.15%)		(1.04%)		(1.55	%)††
Net expenses (excluding short sales expenses)	1.68%	1.71%		1.72%		1.71%		1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.88%	2.80%		2.51%		2.48%		2.79	% ††
Short sale expenses	1.05%	0.90%		0.79%		0.77%		1.00	% ††
Portfolio turnover rate	185%	267%		115%		113%		18%
Net assets at end of period (in 000’s)	$423,600	$366,470		$330,375		$344,385		$253,022

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Notes to Consolidated Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These consolidated financial statements and notes relate to the MainStay VP Absolute Return Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

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Notes to Consolidated Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Consolidated Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be

48	MainStay VP Absolute Return Multi-Strategy Portfolio

representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of December 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s consolidated financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(U)) is treated as a controlled foreign corporation (“CFC”) of the Portfolio under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

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Notes to Consolidated Financial Statements (continued)

With respect to Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that gross income derived by the Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated

Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Portfolio may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Portfolio may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Portfolio’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Portfolio estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the period ended December 31, 2017, the Portfolio estimated approximately in 100% of the distributions received from MLPs to be from return of capital.

50	MainStay VP Absolute Return Multi-Strategy Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Consolidated Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Consolidated Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are

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Notes to Consolidated Financial Statements (continued)

recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2017, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

52	MainStay VP Absolute Return Multi-Strategy Portfolio

Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often London InterBank offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

Proprietary Basket Swaps: The Portfolio may enter into total return swaps to obtain exposure to a portfolio of long and short derivative instruments without owning such securities. Under the terms of the contract, the swap is designed to function as a portfolio of direct investments in long and short derivative instruments. This means that the Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and

53

Notes to Consolidated Financial Statements (continued)

risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), which are reflected in the swap’s market value. The market value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions become available for cash settlement between the Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Portfolio and the counterparty, over the life of the agreement.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2017, the Portfolio did not hold any rights or warrants.

(N)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

54	MainStay VP Absolute Return Multi-Strategy Portfolio

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(Q)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Portfolio may invest in high-yield debt securities (commonly referred to as “junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts

55

Notes to Consolidated Financial Statements (continued)

in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures.

Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

		Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$—	$97,087	$97,087
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	253,213	16,646	—	269,859
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	470,167	63,037	533,204
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	10,821	—	—	—	10,821

Total Fair Value		$10,821	$253,213	$486,813	$160,124	$910,971

Liability Derivatives

		Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(422,135)	$—	$—	$(422,135)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(500,465)	(69,861)	—	(570,326)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(111,420)	(322,122)	(433,542)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(677,786)	—	—	—	(677,786)

Total Fair Value		$(677,786)	$(922,600)	$(181,281)	$(322,122)	$(2,103,789)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

56	MainStay VP Absolute Return Multi-Strategy Portfolio

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2017:

Realized Gain (Loss)

		Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$—	$(235,994)	$(235,994)
Written Options	Net realized gain (loss) on written option transactions	—	—	—	200,194	200,194
Futures Contracts	Net realized gain (loss) on futures transactions	—	(243,958)	—	(231,563)	(475,521)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(646,744)	837,556	92,501	283,313
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	93,347	—	—	—	93,347

Total Realized Gain (Loss)		$93,347	$(890,702)	$837,556	$(174,862)	$(134,661)

Change in Unrealized Appreciation (Depreciation)

		Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$28,956	$28,956
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	(422,135)	—	327,461	(94,674)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	406,797	(163,137)	36,430	280,090
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(914,923)	—	—	—	(914,923)

Total Change in Unrealized Appreciation (Depreciation)		$(914,923)	$(15,338)	$(163,137)	$392,847	$(700,551)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$—		$—	$12,193,333	$12,193,333
Written Options (b)	$—	$—		$—	$(11,485,714)	$(11,485,714)
Futures Contracts Long (c)	$—	$10,047,238		$—	$—	$10,047,238
Futures Contracts Short	$—	$(10,232,834	)(c)	$—	$(8,160,689)	$(18,393,523)
Swap Contracts Long	$—	$383,871,130		$106,137,535	$37,208,750	$527,217,415
Swap Contracts Short (d)	$—	$(4,075,222)		$—	$—	$(4,075,222)
Forward Contracts Long (d)	$3,469,190	$—		$—	$—	$3,469,190
Forward Contracts Short	$(71,509,135)	$—		$—	$—	$(71,509,135)

(a)	Positions were open seven months during the reporting period.

(b)	Positions were open eight months during the reporting period.

(c)	Positions were open two months during the reporting period.

(d)	Positions were open ten months during the reporting period.

57

Notes to Consolidated Financial Statements (continued)

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Portfolio. The Portfolio and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity related instruments and other investments. Except where the context otherwise requires, the term “Portfolio” refers to the Portfolio together with the Cayman Subsidiary. As of December 31, 2017, net assets of the Cayman Subsidiary were $70,502,858 representing 12.3% of the Portfolio’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Cayman Subsidiary are not necessarily identical. The Portfolio currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Portfolio will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each is a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Portfolio operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Cayman Subsidiary, their investment strategies, or the Portfolio’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam France, a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, and is responsible for the day-to-day portfolio management of a portion of the Portfolio and a portion of the Cayman Subsidiary. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Portfolio. MacKay Shields LLC (“MacKay Shields’’ or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, and is responsible for the day-to-day portfolio management of a portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Portfolio pays New York Life Investments for services provided to the Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

58	MainStay VP Absolute Return Multi-Strategy Portfolio

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.46% and 1.71% for Initial Class shares and Service Class shares, respectively. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $7,966,957 and waived its fees and/or reimbursed expenses in the amount of $859,460.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$500,594,489	$23,263,444	$(24,274,707)	$(1,011,263)

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(61,327,710)	$6,467,198	$(1,409,815)	$(56,270,327)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to swaps, Passive Foreign Investment Company (PFIC) adjustments, wash sales and marked to market adjustments on derivatives. The other temporary differences are primarily attributable to adjustments related to the Cayman Subsidiary.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$7,552,850	$642,093	$(8,194,943)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), swaps, PFICs, short sale adjustments and adjustments related to the Cayman Subsidiary.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $(61,274,362), as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$61,274	$—

The Portfolio utilized $8,364,702 of capital loss carryforwards during the year ended December 31, 2017.

59

Notes to Consolidated Financial Statements (continued)

During the years ended December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,042,875	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of U.S. government securities were $- and $10,542, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $462,947 and $524,044, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	695,276	$6,255,899
Shares issued to shareholders in reinvestment of dividends and distributions	178,925	1,598,200
Shares redeemed	(6,351,526)	(56,782,439)

Net increase (decrease)	(5,477,325)	$(48,928,340)

Year ended December 31, 2016:
Shares sold	22,463,715	$198,067,021
Shares redeemed	(541,322)	(4,829,306)

Net increase (decrease)	21,922,393	$193,237,715

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	10,538,746	$93,805,609
Shares issued to shareholders in reinvestment of dividends and distributions	387,846	3,444,675
Shares redeemed	(3,929,994)	(35,002,229)

Net increase (decrease)	6,996,598	$62,248,055

Year ended December 31, 2016:
Shares sold	8,975,441	$78,706,400
Shares redeemed	(4,895,026)	(43,009,700)

Net increase (decrease)	4,080,415	$35,696,700

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the consolidated financial statements.

Note 11–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the consolidated financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or

60	MainStay VP Absolute Return Multi-Strategy Portfolio

disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At meetings held September 25-27, 2017, the Board approved the assumption by MacKay Shields LLC (“MacKay Shields”) of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio, effective January 1, 2018. As a result, under the supervision of New York Life Investments, MacKay Shields, which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of a greater portion of the Portfolio. There was no change in the management fees paid to New York Life Investments by the Portfolio or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio.

Effective January 1, 2018, the portfolio managers who manage the day-to-day investment operations of a portion of the Portfolio transitioned from Cornerstone Holdings to MacKay Shields. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Absolute Return Multi-Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MainStay VP Absolute Return Multi-Strategy Portfolio and its subsidiary (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio as of December 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended December 31, 2017 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

62	MainStay VP Absolute Return Multi-Strategy Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Absolute Return Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Candriam France S.A.S. (“Candriam France”), Cushing Asset Management, LP (“Cushing”) and MacKay Shields LLC (“MacKay Shields”) (each, a “Subadvisor” and, collectively, the “Subadvisors”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and the Subadvisors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including Candriam France and MacKay Shields as subadvisors to the Portfolio, and Cushing together with responses from New York Life Investments and the Subadvisors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Subadvisor personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and the Subadvisors; (ii) the investment performance of the Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and the Subadvisors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or the Subadvisors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and the Subadvisors. The Board’s

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Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and the Subadvisors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and the Subadvisors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of the Subadvisors and continuous analysis of, and interactions with, the Subadvisors with respect to, among other things, Portfolio investment performance and risk as well as the Subadvisors’ investment capabilities and subadvisory services with respect to the Portfolio. In particular, the Board considered New York Life Investments’ substantial responsibilities as manager of the Portfolio under a “multi-manager” structure, for the allocation of the Portfolio’s assets among multiple Subadvisors and strategies, and for the reallocation of assets among Subadvisors and strategies. The Board further noted that New York Life Investments manages one of the Portfolio’s strategies directly.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that the Subadvisors provide to the Portfolio. The Board evaluated each Subadvisor’s experience in serving as subadvisor to the Portfolio and managing other portfolios and each Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at the Subadvisors, and the Subadvisors’ overall legal and compliance environments, resources and history. The Board considered that New York Life Investments’ and each Subadvisor’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by the Subadvisors. The Board reviewed each Subadvisor’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

64	MainStay VP Absolute Return Multi-Strategy Portfolio

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board acknowledged that the Portfolio was repositioned and its subadvisor was replaced effective January 2016, noting that the Portfolio’s investment performance had improved relative to the Portfolio’s peer funds over recent time periods. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to the Portfolio’s benchmark index and peer funds.

The Board also considered that the Portfolio may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). In this regard, the Board considered the investment management services that New York Life Investments and one or more of the Subadvisors provide to the Cayman Subsidiary and the expected benefits to be derived by the Portfolio from its investment in the Cayman Subsidiary.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and the Subadvisors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisors

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, and Cushing due to their relationships with the Portfolio. Because Candriam France and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, Candriam France and MacKay Shields in the aggregate. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and the Subadvisors and profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, and Cushing, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and each Subadvisor must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also considered the investment management services that New York Life Investments and one or more of the Subadvisors provide to the Cayman Subsidiary and the related contractual management fee waiver, which obligates New York Life Investments to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business

65

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam France and MacKay Shields, due to their relationships with the Portfolio were not excessive. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to the Subadvisors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

66	MainStay VP Absolute Return Multi-Strategy Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

67

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

68	MainStay VP Absolute Return Multi-Strategy Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

69

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

70	MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761313	MSVPARM11-02/18 (NYLIAC) NI506

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2015	7.90%	2.27%	1.38%
Service Class Shares	5/1/2015	7.63	2.03	1.63

Benchmark Performance	One Year	Since Inception
S&P 500® Index[2]	21.83%	12.12%
Morningstar Natural Resources Category Average[3]	16.61	1.40

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some portfolios invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Portfolios that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,194.00	$7.24	$1,018.60	$6.67	1.31%

Service Class Shares	$1,000.00	$1,192.50	$8.62	$1,017.30	$7.93	1.56%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Oil, Gas & Consumable Fuels	35.2%
Energy Equipment & Services	15.0
Road & Rail	8.6
Construction & Engineering	8.2
Air Freight & Logistics	7.2
Trading Companies & Distributors	6.9
Electrical Equipment	3.7
Airlines	3.5

Chemicals	2.6%
Construction Materials	2.2
Metals & Mining	1.9
Machinery	1.0
Short-Term Investment	4.1
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	XPO Logistics, Inc.

2.	Golar LNG, Ltd.

3.	Cheniere Energy, Inc.

4.	Energy Transfer Partners, L.P.

5.	Jacobs Engineering Group, Inc.
6.	United Rentals, Inc.

7.	Knight-Swift Transportation Holdings, Inc.

8.	C&J Energy Services, Inc.

9.	Hi-Crush Partners, L.P.

10.	Hub Group, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Cushing Renaissance Advantage Portfolio returned 7.90% for Initial Class shares and 7.63% for Service Class shares. Over the same period, both share classes underperformed the 21.83% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 16.61% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s performance lagged that of the S&P 500® Index because the Portfolio focuses on companies in the energy, industrial and manufacturing sectors. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. As measured by the S&P 500® Energy Index,3 the energy companies of the S&P 500® Index collectively returned –1.01% for the reporting period, as compared to the 21.83% return for the entire S&P 500® Index over the same period.

Which subsectors were the strongest contributors to the Portfolio’s performance, and which subsectors were particularly weak?

The subsectors that made the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index were transportation, industrials, and engineering & construction. (Contributions take weightings and total returns into account.) The most substantial laggards were subsectors of the Portfolio with greater commodity exposure: exploration & production, oil services, and midstream energy.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The Portfolio’s best-performing stock during the reporting period was transportation and logistics company XPO Logistics. The stock advanced because of strengthening shipment volumes, solid pricing and continued cost-reduction initiatives. Another strong performer was Golar LNG, Ltd., which benefited from positive progress on the company’s floating liquefied natural gas ship and strengthening demand from Asia. Construction equipment rental company United Rentals was also a strong contributor to the Portfolio’s absolute performance. The company’s stock rallied on improved equipment utilization and pricing from nonresidential construction markets.

The most substantial detractors from the Portfolio’s absolute performance were energy companies with high sensitivity to commodity prices. They included frac sand producers Fairmount Santrol Holdings and U.S. Silica Holdings and oil services company Weatherford International PLC. Fairmount and U.S. Silica saw increased competition from cheaper, locally sourced Texas sands. Weatherford International was trying to lower its debt burden during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest individual purchase during the reporting period was in transportation and logistics company XPO Logistics, which benefited from margin enhancement and improving shipment volumes. The Portfolio’s second-largest individual purchase was a new position in Knight-Swift Transportation Holdings. The purchase reflected our belief that freight demand could increase and that regulatory changes could limit trucking supply.

The Portfolio’s largest sales during the reporting period included a reduction of positions in diversified manufacturing company Dover Corp. and frac sand miner U.S. Silica Holdings. The Portfolio sold Dover because the company’s market recovery and spin-off played out as expected and the stock approached our price target. The U.S. Silica position was reduced because of concerns about increased competition from new mines located in Texas.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s most substantial increases in subsector weightings during the reporting period were in oil services and transportation. We expect that oil services could benefit from strong U.S. drilling and completion activity and the return of pricing power. Transportation was increased because we believed that the U.S. trucking market could be materially undersupplied in 2018 and into 2019.

The Portfolio’s largest subsector decreases during the reporting period were in oil & gas exploration & production and refiners. These changes reflected our efforts to offset the Portfolio’s overall energy commodity exposure after adding oil service exposure.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on the Morningstar Natural Resources Category Average.
3.	The S&P 500® Energy Index comprises those companies in the S&P 500® Index that are classified as members of the energy sector by the Global Industry Classification Standard (GICS®). GICS® is an equity classification standard jointly developed by Morgan Stanley Capital International and Standard & Poor’s.

8	MainStay VP Cushing Renaissance Advantage Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio was positioned to take advantage of an improving U.S. economy, which we believe could be enhanced by corporate tax reform and infrastructure bills. As of the same date, the Portfolio’s direct energy exposure had decreased since December 31, 2016, and was positioned to benefit from increased production activity rather than rising commodity prices.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 82.1%†
Air Freight & Logistics 7.2%
♦Hub Group, Inc., Class A (a)	102,026	$4,887,045
♦XPO Logistics, Inc. (a)	96,779	8,863,989

		13,751,034

Airlines 3.5%
American Airlines Group, Inc.	38,471	2,001,646
Southwest Airlines Co.	42,540	2,784,243
Spirit Airlines, Inc. (a)	41,916	1,879,933

		6,665,822

Chemicals 2.6%
Albemarle Corp.	25,740	3,291,889
Axalta Coating Systems, Ltd. (a)	52,703	1,705,469

		4,997,358

Construction & Engineering 8.2%
AECOM (a)	92,275	3,428,016
Granite Construction, Inc.	20,471	1,298,476
♦Jacobs Engineering Group, Inc.	104,984	6,924,745
Quanta Services, Inc. (a)	105,330	4,119,456

		15,770,693

Construction Materials 2.2%
Martin Marietta Materials, Inc.	9,589	2,119,553
Vulcan Materials Co.	16,504	2,118,618

		4,238,171

Electrical Equipment 3.7%
Emerson Electric Co.	58,450	4,073,380
Rockwell Automation, Inc.	15,213	2,987,073

		7,060,453

Energy Equipment & Services 12.4%
Basic Energy Services, Inc. (a)	12,271	288,000
♦C&J Energy Services, Inc. (a)	159,692	5,344,891
Fairmount Santrol Holdings, Inc. (a)	131,692	688,749
Halliburton Co.	33,971	1,660,163
Keane Group, Inc. (a)	207,453	3,943,681
Nabors Industries, Ltd.	158,820	1,084,741
NCS Multistage Holdings, Inc. (a)	89,777	1,323,313
Select Energy Services, Inc., Class A (a)	183,232	3,342,152
TechnipFMC PLC	86,226	2,699,736
Weatherford International PLC (a)	805,247	3,357,880

		23,733,306

Machinery 1.0%
Trinity Industries, Inc.	50,225	1,881,428

Metals & Mining 1.9%
AK Steel Holding Corp. (a)	323,264	1,829,674
United States Steel Corp.	48,319	1,700,346

		3,530,020

	Shares	Value
Oil, Gas & Consumable Fuels 23.9%
Aegean Marine Petroleum Network, Inc.	19,445	$83,614
Callon Petroleum Co. (a)	277,398	3,370,386
Centennial Resource Development, Inc., Class A (a)	87,777	1,737,985
♦Cheniere Energy, Inc. (a)	138,568	7,460,501
Devon Energy Corp.	50,533	2,092,066
Extraction Oil & Gas, Inc. (a)	156,095	2,233,719
♦Golar LNG, Ltd.	268,130	7,992,955
Newfield Exploration Co. (a)	99,011	3,121,817
Parsley Energy, Inc., Class A (a)	114,933	3,383,628
RSP Permian, Inc. (a)	116,603	4,743,410
SemGroup Corp., Class A	116,154	3,507,851
Targa Resources Corp.	69,170	3,349,211
Tellurian, Inc. (a)	263,356	2,565,087

		45,642,230

Road & Rail 8.6%
Covenant Transportation Group, Inc., Class A (a)	95,113	2,732,597
CSX Corp.	41,758	2,297,108
Daseke, Inc. (a)	274,870	3,927,892
Genesee & Wyoming, Inc., Class A (a)	23,870	1,879,285
♦Knight-Swift Transportation Holdings, Inc.	130,406	5,701,350

		16,538,232

Trading Companies & Distributors 6.9%
MRC Global, Inc. (a)	211,856	3,584,604
♦United Rentals, Inc. (a)	39,861	6,852,504
Univar, Inc. (a)	90,172	2,791,725

		13,228,833

Total Common Stocks (Cost $138,272,229)		157,037,580

MLPs and Related Companies 13.9%
Energy Equipment & Services 2.6%
♦Hi-Crush Partners, L.P.	471,241	5,042,279

Oil, Gas & Consumable Fuels 11.3%
American Midstream Partners, L.P.	133,888	1,787,405
Emerge Energy Services, L.P. (a)	114,738	824,966
♦Energy Transfer Partners, L.P.	396,263	7,101,033
EnLink Midstream Partners, L.P.	55,585	854,341
Enterprise Products Partners, L.P.	124,842	3,309,561
GasLog Partners, L.P.	73,080	1,808,730
MPLX, L.P.	50,876	1,804,572
NGL Energy Partners, L.P.	295,374	4,150,005

		21,640,613

Total MLPs and Related Companies (Cost $28,122,330)		26,682,892

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 4.1%
Repurchase Agreement 4.1%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/17 Proceeds at Maturity $7,853,617 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $7,970,000 and a Market Value of $8,011,364)	$7,853,146	$7,853,146

Total Short-Term Investment (Cost $7,853,146)		7,853,146

Total Investments (Cost $174,247,705)	100.1%	191,573,618
Other Assets, Less Liabilities	(0.1)	(271,112)
Net Assets	100.0%	$191,302,506

(a)	Non-income producing security.

MLPs—Master limited partnerships

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$157,037,580	$—	$—	$157,037,580
MLPs and Related Companies	26,682,892	—	—	26,682,892
Short-Term Investment
Repurchase Agreement	—	7,853,146	—	7,853,146

Total Investments in Securities	$183,720,472	$7,853,146	$—	$191,573,618

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $174,247,705)	$191,573,618
Receivables:
Dividends and interest	40,389
Fund shares sold	12,482

Total assets	191,626,489

Liabilities
Payables:
Manager (See Note 3)	197,086
Fund shares redeemed	72,770
Professional fees	38,388
NYLIFE Distributors (See Note 3)	6,670
Shareholder communication	6,426
Custodian	1,898
Trustees	221
Accrued expenses	524

Total liabilities	323,983

Net assets	$191,302,506

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,199
Additional paid-in capital	188,545,640

188,563,839
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,587,246)
Net unrealized appreciation (depreciation) on investments	17,325,913

Net assets	$191,302,506

Initial Class
Net assets applicable to outstanding shares	$158,845,853

Shares of beneficial interest outstanding	15,099,128

Net asset value per share outstanding	$10.52

Service Class
Net assets applicable to outstanding shares	$32,456,653

Shares of beneficial interest outstanding	3,100,308

Net asset value per share outstanding	$10.47

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends	$1,337,818
Interest	8,513

Total income	1,346,331

Expenses
Manager (See Note 3)	2,069,342
Distribution/Service—Service Class (See Note 3)	76,019
Professional fees	58,518
Shareholder communication	18,574
Trustees	3,591
Custodian	2,799
Miscellaneous	10,546

Total expenses	2,239,389

Net investment income (loss)	(893,058)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,771,039
Foreign currency transactions	56

Net realized gain (loss) on investments and foreign currency transactions	1,771,095

Net change in unrealized appreciation (depreciation) on:
Investments	12,097,730
Translation of other assets and liabilities in foreign currencies	(17)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,097,713

Net realized and unrealized gain (loss) on investments and foreign currency transactions	13,868,808

Net increase (decrease) in net assets resulting from operations	$12,975,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2017 and December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(893,058)	$(22,947)
Net realized gain (loss) on investments and foreign currency transactions	1,771,095	2,890,268
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,097,713	14,651,214

Net increase (decrease) in net assets resulting from operations	12,975,750	17,518,535

Dividends to shareholders:
From net investment income:
Initial Class	—	(120,480)
Service Class	—	(35,763)

Total dividends to shareholders	—	(156,243)

Capital share transactions:
Net proceeds from sale of shares	133,630,446	64,571,295
Net asset value of shares issued to shareholders in reinvestment of dividends	—	156,243
Cost of shares redeemed	(53,053,113)	(48,631,038)

Increase (decrease) in net assets derived from capital share transactions	80,577,333	16,096,500

Net increase (decrease) in net assets	93,553,083	33,458,792

Net Assets
Beginning of year	97,749,423	64,290,631

End of year	$191,302,506	$97,749,423

Undistributed net investment income at end of year	$—	$—

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,		May 1, 2015** through December 31,
Initial Class	2017	2016	2015
Net asset value at beginning of period	$9.75	$7.59	$10.00

Net investment income (loss) (a)	(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.77	2.18	(2.36)

Less dividends:
From net investment income	—	(0.02)	(0.05)

Net asset value at end of period	$10.52	$9.75	$7.59

Total investment return (b)	7.90%	28.77%	(23.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	0.06%	0.60	% ††
Net expenses	1.31%	1.38%	1.35	% ††
Portfolio turnover rate	116%	356%	122	% (c)
Net assets at end of period (in 000’s)	$158,846	$71,036	$58,364

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

	Year ended December 31,			May 1, 2015** through December 31,
Service Class	2017		2016	2015
Net asset value at beginning of period	$9.73		$7.59	$10.00

Net investment income (loss) (a)	(0.07)		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.81		2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	0.74		2.16	(2.37)

Less dividends:
From net investment income	—		(0.02)	(0.04)

Net asset value at end of period	$10.47		$9.73	$7.59

Total investment return (b)	7.61	% (c)	28.48%	(23.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.74%)		(0.37%)	0.37	% ††
Net expenses	1.56%		1.64%	1.60	% ††
Portfolio turnover rate	116%		356%	122	% (d)
Net assets at end of period (in 000’s)	$32,457		$26,714	$5,927

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Cushing Renaissance Advantage Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

17

Notes to Financial Statements (continued)

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the

18	MainStay VP Cushing Renaissance Advantage Portfolio

Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Energy Companies Risk.  The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel

19

Notes to Financial Statements (continued)

affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.25%

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,069,342.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$175,059,818	$23,483,231	$(6,969,431)	$16,513,800

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(13,775,133)	$—	$16,513,800	$2,738,667

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$893,058	$454,564	$(1,347,622)

The reclassifications for the Portfolio is primarily due to reclassification of foreign currency gain (loss), return of capital distributions received, partnerships and a net operating loss expiration.

As of December 31, 2017, for federal income tax purposes, capital loss carryforwards of $13,775,133, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,026	$1,749

The Portfolio utilized $2,328,790 of capital loss carryforwards during the year ended December 31, 2017.

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$—	$156,243	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

20	MainStay VP Cushing Renaissance Advantage Portfolio

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $266,195 and $185,331, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	10,528,846	$102,434,737
Shares redeemed	(2,715,370)	(25,647,008)

Net increase (decrease)	7,813,476	$76,787,729

Year ended December 31, 2016:
Shares sold	3,472,635	$30,175,908
Shares issued to shareholders in reinvestment of dividends and distributions	13,415	120,480
Shares redeemed	(3,890,473)	(30,463,403)

Net increase (decrease)	(404,423)	$(167,015)

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	3,348,615	$31,195,709
Shares redeemed	(2,994,738)	(27,406,105)

Net increase (decrease)	353,877	$3,789,604

Year ended December 31, 2016:
Shares sold	4,134,804	$34,395,387
Shares issued to shareholders in reinvestment of dividends and distributions	3,989	35,763
Shares redeemed	(2,173,531)	(18,167,635)

Net increase (decrease)	1,965,262	$16,263,515

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cushing Renaissance Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Cushing Renaissance Advantage Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Cushing Renaissance Advantage Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Cushing Renaissance Advantage Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Cushing (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates and Cushing together with responses from New York Life Investments and Cushing to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Cushing personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cushing; (ii) the investment performance of the Portfolio, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Cushing. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cushing. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of Cushing and continuous analysis of, and interactions with, Cushing with respect to, among other things, Portfolio investment performance and risk as well as Cushing’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Portfolio. The Board evaluated Cushing’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and Cushing’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Cushing’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cushing. The Board reviewed Cushing’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In evaluating the performance of the Portfolio, the Board recognized that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record.

24	MainStay VP Cushing Renaissance Advantage Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that ongoing efforts by New York Life Investments and Cushing to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered the costs of the services provided by New York Life Investments and Cushing under the Agreements and the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cushing must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the

MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Cushing from legally permitted “soft dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Cushing are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee and total net expenses paid by the Portfolio. The Board noted that, following discussions with the Board, New York Life Investments had proposed a reduction in the management fee and the addition of a management fee breakpoint for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay VP Cushing Renaissance Advantage Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Cushing Renaissance Advantage Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761320	MSVPCRA11-02/18 (NYLIAC) NI514

MainStay VP Small Cap Core Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/2/2016	13.93%	20.13%	1.03%
Service Class Shares	5/2/2016	13.64	19.83	1.28

Benchmark Performance	One Year	Since Inception
Russell 2000® Index[3]	14.65%	21.25%
Morningstar Small Blend Category Average[4]	12.28	18.25

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,104.10	$4.77	$1,020.70	$4.58	0.90%

Service Class Shares	$1,000.00	$1,102.70	$6.09	$1,019.40	$5.85	1.15%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Small Cap Core Portfolio

Industry Composition as of December 31, 2017 (Unaudited)

Banks	8.2%
Biotechnology	5.6
Machinery	5.0
Health Care Equipment & Supplies	4.8
Equity Real Estate Investment Trusts	4.3
Pharmaceuticals	4.3
Chemicals	4.1
Thrifts & Mortgage Finance	3.7
Household Durables	3.4
Internet Software & Services	3.4
Oil, Gas & Consumable Fuels	3.3
Semiconductors & Semiconductor Equipment	2.9
Hotels, Restaurants & Leisure	2.8
Consumer Finance	2.5
Professional Services	2.4
Communications Equipment	2.1
Electronic Equipment, Instruments & Components	2.1
Health Care Providers & Services	2.0
Commercial Services & Supplies	1.9
Software	1.9
Electrical Equipment	1.8
IT Services	1.8
Media	1.7
Trading Companies & Distributors	1.7
Beverages	1.4
Energy Equipment & Services	1.4
Insurance	1.4
Specialty Retail	1.4
Aerospace & Defense	1.3
Diversified Telecommunication Services	1.3
Diversified Consumer Services	1.2

Metals & Mining	1.2%
Road & Rail	1.2
Real Estate Management & Development	1.1
Exchange Traded Funds	0.9
Internet & Direct Marketing Retail	0.9
Water Utilities	0.9
Food Products	0.8
Mortgage Real Estate Investment Trusts	0.8
Personal Products	0.7
Textiles, Apparel & Luxury Goods	0.7
Diversified Financial Services	0.4
Leisure Products	0.4
Paper & Forest Products	0.4
Technology Hardware, Storage & Peripherals	0.4
Auto Components	0.3
Capital Markets	0.3
Electric Utilities	0.3
Multi-Utilities	0.3
Construction & Engineering	0.2
Marine	0.2
Building Products	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Multiline Retail	0.1
Independent Power & Renewable Electricity Producers	0.0	‡
Life Sciences Tools & Services	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2017 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Catalent, Inc.

3.	Rush Enterprises, Inc.

4.	Molina Healthcare, Inc.

5.	LendingTree, Inc.
6.	Green Dot Corp., Class A

7.	Wabash National Corp.

8.	IberiaBank Corp.

9.	Greenbrier Cos., Inc.

10.	Ebix, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Small Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2017?

For the 12 months ended December 31, 2017, MainStay VP Small Cap Core Portfolio returned 13.93% for Initial Class shares and 13.64% for Service Class shares. Over the same period, both share classes underperformed the 14.65% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark, and outperformed the 12.28% return of the Morningstar Small Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The combination of factors used by the Portfolio’s quantitative stock-selection model had a slightly negative effect on the Portfolio’s performance relative to the Russell 2000® Index during the reporting period. Valuation measures, which seek to evaluate companies across sales- and cash-based measures relative to peers, did poorly during 2017 but delivered positive performance in fourth quarter of 2017. Momentum measures, which evaluate historical price trends, were not as effective in the fourth quarter as they had been in the earlier part of the year. Sentiment, which tracks a blend of earnings measures and hedge-fund activity, showed efficacy during the reporting period.

Stock selection is driven by the systematic assessment of eligible securities across these valuation, momentum and market sentiment measures and is the main determiner of positioning across the Portfolio’s equity holdings.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Index were materials, telecommunication services and real estate. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Portfolio’s relative performance were information technology, consumer discretionary and consumer staples. Stock selection was the main driver of the Portfolio’s relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest individual contributors during the reporting period were American chemical company Chemours, prepaid credit-card issuer Green Dot, and software and network equipment provider Extreme Networks. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period were software company Synchronoss Technologies, coal mining company Westmoreland Coal and retailer Pier 1 Imports.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio established new positions in mortgage finance company LendingTree and commercial banking company IberiaBank, creating overweight positions relative to the Russell 2000® Index in both companies. LendingTree exhibited strong stock price trends, improving industry momentum, and strong earnings and sales trends. The Portfolio’s model found IberiaBank attractive from a valuation perspective.

The Portfolio exited its previously overweight positions in regional bank Umpqua Holdings and consumer and health care real estate investment trust National Health Investors. Umpqua Holdings was sold because of weak sentiment among analysts. National Health Investors was sold because of deteriorating stock price trends and weak industry momentum.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings relative to the Russell 2000® Index in the consumer discretionary and real estate sectors. Over the same period, the Portfolio decreased its relative weightings in consumer staples and industrials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2017, the Portfolio held overweight positions relative to the Russell 2000® Index in the health care and materials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in information technology and utilities.

1.	See footnote on page 5 for more information on the Russell 2000® Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Small Cap Core Portfolio

Portfolio of Investments December 31, 2017

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc. (a)	45,400	$1,416,480
Ducommun, Inc. (a)	33,200	944,540
Sparton Corp. (a)	5,800	133,748
Triumph Group, Inc.	24,200	658,240
Vectrus, Inc. (a)	51,500	1,588,775

		4,741,783

Auto Components 0.3%
Shiloh Industries, Inc. (a)	29,600	242,720
Stoneridge, Inc. (a)	24,500	560,070
Tower International, Inc.	10,300	314,665

		1,117,455

Banks 8.2%
ACNB Corp.	300	8,865
Arrow Financial Corp.	500	16,975
Bancorp, Inc. (a)	163,200	1,612,416
Bank of Commerce Holdings	3,900	44,850
Bankwell Financial Group, Inc.	4,800	164,832
Bar Harbor Bankshares	700	18,907
BCB Bancorp, Inc.	1,300	18,850
Berkshire Hills Bancorp, Inc.	59,600	2,181,360
Bridge Bancorp, Inc.	9,190	321,650
Bryn Mawr Bank Corp.	1,100	48,620
Byline Bancorp, Inc. (a)	800	18,376
Central Pacific Financial Corp.	3,200	95,456
Central Valley Community Bancorp	19,200	387,456
Century Bancorp, Inc., Class A	5,400	422,550
CNB Financial Corp.	6,800	178,432
Codorus Valley Bancorp, Inc.	2,435	67,036
Customers Bancorp, Inc. (a)	80,500	2,092,195
Eagle Bancorp, Inc. (a)	2,000	115,800
Enterprise Financial Services Corp.	2,100	94,815
Equity Bancshares, Inc. Class A (a)	900	31,869
Farmers National Banc Corp.	30,800	454,300
Financial Institutions, Inc.	33,000	1,026,300
First BanCorp (a)	191,200	975,120
First Business Financial Services, Inc.	9,800	216,776
First Citizens BancShares, Inc., Class A	3,700	1,491,100
First Community Bancshares, Inc.	900	25,857
First Connecticut Bancorp, Inc.	600	15,690
First Financial Northwest, Inc.	12,700	196,977
First Foundation, Inc. (a)	40,100	743,454
First Guaranty Bancshares, Inc.	440	11,000
First Internet Bancorp	20,200	770,630
First Mid-Illinois Bancshares, Inc.	3,700	142,598
First Northwest Bancorp (a)	12,300	200,490
First of Long Island Corp.	8,400	239,400

	Shares	Value
Banks (continued)
Flushing Financial Corp.	24,200	$665,500
Franklin Financial Network, Inc. (a)	38,500	1,312,850
Great Southern Bancorp, Inc.	800	41,320
Guaranty Bancorp	2,900	80,185
Hanmi Financial Corp.	900	27,315
Heartland Financial USA, Inc.	2,200	118,030
HometTust Bancshares, Inc. (a)	800	20,600
Hope Bancorp, Inc.	14,000	255,500
Horizon Bancorp	20,550	571,290
♦IberiaBank Corp.	32,800	2,542,000
Independent Bank Corp.	1,700	37,995
LCNB Corp.	3,500	71,575
MBT Financial Corp.	700	7,420
Mercantile Bank Corp.	15,800	558,846
MidWestOne Financial Group, Inc.	12,700	425,831
Northrim BanCorp, Inc.	3,500	118,475
Norwood Financial Corp.	200	6,600
OFG Bancorp	110,500	1,038,700
Old Line Bancshares, Inc.	5,300	156,032
Old Second Bancorp, Inc.	1,600	21,840
Opus Bank (a)	2,500	68,250
Pacific Mercantile Bancorp (a)	1,600	14,000
Peapack Gladstone Financial Corp.	26,400	924,528
RBB Bancorp	400	10,948
Republic Bancorp, Inc., Class A	11,400	433,428
Sandy Spring Bancorp, Inc.	2,700	105,354
Shore Bancshares, Inc.	10,000	167,000
Sierra Bancorp	7,500	199,200
Smartfinancial, Inc. (a)	200	4,340
Southern First Bancshares, Inc. (a)	1,200	49,500
Southern National Bancorp of Virginia, Inc.	1,300	20,839
State Bank Financial Corp.	2,400	71,616
Summit Financial Group, Inc.	700	18,424
TriState Capital Holdings, Inc. (a)	6,800	156,400
Unity Bancorp, Inc.	300	5,925
Valley National Bancorp	182,400	2,046,528
Veritex Holdings, Inc. (a)	3,200	88,288
WesBanco, Inc.	54,100	2,199,165
West Bancorp., Inc.	10,850	272,877

		29,385,516

Beverages 1.4%
Boston Beer Co., Inc., Class A (a)	12,400	2,369,640
Coca-Cola Bottling Co. Consolidated	10,400	2,238,704
Craft Brew Alliance, Inc. (a)	15,900	305,280

		4,913,624

Biotechnology 5.6%
Acceleron Pharma, Inc. (a)	8,502	360,825
Achillion Pharmaceuticals, Inc. (a)	46,776	134,715

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2017, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Acorda Therapeutics, Inc. (a)	12,099	$259,524
Alder Biopharmaceuticals, Inc. (a)	20,407	233,660
Amicus Therapeutics, Inc. (a)	34,440	495,592
Arena Pharmaceuticals, Inc. (a)	10,783	366,298
Array BioPharma, Inc. (a)	39,635	507,328
Avexis, Inc. (a)	5,200	575,484
Bluebird Bio, Inc. (a)	8,517	1,516,878
Blueprint Medicines Corp. (a)	8,300	625,903
Clovis Oncology, Inc. (a)	8,848	601,664
Coherus Biosciences, Inc. (a)	17,753	156,226
Cytokinetics, Inc. (a)	7,300	59,495
Dynavax Technologies Corp. (a)	16,100	301,070
Eagle Pharmaceuticals, Inc. (a)	3,184	170,089
Emergent BioSolutions, Inc. (a)	11,092	515,445
Exact Sciences Corp. (a)	22,186	1,165,652
FibroGen, Inc. (a)	13,919	659,761
Five Prime Therapeutics, Inc. (a)	7,835	171,743
Genomic Health, Inc. (a)	13,695	468,369
Global Blood Therapeutics, Inc. (a)	9,800	385,630
Halozyme Therapeutics, Inc. (a)	26,500	536,890
Insmed, Inc. (a)	16,690	520,394
Ironwood Pharmaceuticals, Inc. (a)	29,052	435,489
Keryx Biopharmaceuticals, Inc. (a)	20,200	93,930
Ligand Pharmaceuticals, Inc. (a)	4,727	647,268
Loxo Oncology, Inc. (a)	4,800	404,064
MacroGenics, Inc. (a)	12,688	241,072
MiMedx Group, Inc. (a)	25,214	317,949
Momenta Pharmaceuticals, Inc. (a)	20,069	279,963
Myriad Genetics, Inc. (a)	13,710	470,870
PDL BioPharma, Inc. (a)	61,908	169,628
Portola Pharmaceuticals, Inc. (a)	11,442	556,997
Prothena Corp. PLC (a)	9,307	348,919
Puma Biotechnology, Inc. (a)	5,574	550,990
Radius Health, Inc. (a)	9,233	293,332
Repligen Corp. (a)	9,076	329,277
Sage Therapeutics, Inc. (a)	7,520	1,238,619
Sangamo Therapeutics, Inc. (a)	21,500	352,600
Sarepta Therapeutics, Inc. (a)	12,151	676,082
Spark Therapeutics, Inc. (a)	5,916	304,201
Spectrum Pharmaceuticals, Inc. (a)	20,015	379,284
Synergy Pharmaceuticals, Inc. (a)	78,738	175,586
Ultragenyx Pharmaceutical, Inc. (a)	9,544	442,651
Xencor, Inc. (a)	15,931	349,207
ZIOPHARM Oncology, Inc. (a)	52,956	219,238

		20,065,851

Building Products 0.1%
Armstrong Flooring, Inc. (a)	4,000	67,680
Builders FirstSource, Inc. (a)	15,500	337,745

		405,425

	Shares	Value
Capital Markets 0.3%
Evercore, Inc., Class A	9,500	$855,000
GAIN Capital Holdings, Inc.	23,200	232,000
Ladenburg Thalmann Financial Services, Inc.	6,200	19,592

		1,106,592

Chemicals 4.1%
A. Schulman, Inc.	13,000	484,250
AdvanSix, Inc. (a)	55,700	2,343,299
American Vanguard Corp.	6,400	125,760
Chemours Co.	5,745	287,595
Core Molding Technologies, Inc.	7,200	156,240
Koppers Holdings, Inc. (a)	46,400	2,361,760
Kronos Worldwide, Inc.	56,800	1,463,736
Rayonier Advanced Materials, Inc.	118,800	2,429,460
Stepan Co.	15,700	1,239,829
Tredegar Corp.	1,600	30,720
Trinseo S.A.	33,732	2,448,943
Tronox, Ltd., Class A	55,500	1,138,305

		14,509,897

Commercial Services & Supplies 1.9%
ARC Document Solutions, Inc. (a)	31,200	79,560
Brink’s Co.	29,736	2,340,223
CECO Environmental Corp.	35,900	184,167
Essendant, Inc.	87,500	811,125
Heritage-Crystal Clean, Inc. (a)	23,000	500,250
Quad/Graphics, Inc.	75,100	1,697,260
SP Plus Corp. (a)	4,800	178,080
Viad Corp.	20,592	1,140,797
VSE Corp.	700	33,901

		6,965,363

Communications Equipment 2.1%
EMCORE Corp. (a)	103,000	664,350
Extreme Networks, Inc. (a)	173,250	2,169,090
NETGEAR, Inc. (a)	39,500	2,320,625
Plantronics, Inc.	46,400	2,337,632

		7,491,697

Construction & Engineering 0.2%
HC2 Holdings, Inc. (a)	23,400	139,230
Orion Group Holdings, Inc. (a)	5,800	45,414
Primoris Services Corp.	18,400	500,296

		684,940

Consumer Finance 2.5%
Elevate Credit, Inc. (a)	20,000	150,600
Enova International, Inc. (a)	134,600	2,045,920
EZCORP, Inc., Class A (a)	136,700	1,667,740
FirstCash, Inc.	7,400	499,130
♦Green Dot Corp., Class A (a)	42,500	2,561,050
World Acceptance Corp. (a)	24,100	1,945,352

		8,869,792

10	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Consumer Services 1.2%
American Public Education, Inc. (a)	35,400	$886,770
K12, Inc. (a)	98,100	1,559,790
Liberty Tax, Inc.	15,100	166,100
Regis Corp. (a)	103,400	1,588,224

		4,200,884

Diversified Financial Services 0.4%
Cannae Holdings, Inc. (a)	82,500	1,404,975
Marlin Business Services Corp.	1,500	33,600

		1,438,575

Diversified Telecommunication Services 1.3%
Cincinnati Bell, Inc. (a)	27,500	573,375
General Communication, Inc., Class A (a)	20,800	811,616
Hawaiian Telcom Holdco, Inc. (a)	14,500	447,470
IDT Corp., Class B	25,400	269,240
Vonage Holdings Corp. (a)	242,600	2,467,242

		4,568,943

Electric Utilities 0.3%
Genie Energy, Ltd., Class B	3,000	13,080
PNM Resources, Inc.	8,000	323,600
Spark Energy, Inc., Class A	48,600	602,640

		939,320

Electrical Equipment 1.8%
Allied Motion Technologies, Inc.	21,400	708,126
Atkore International Group, Inc. (a)	95,100	2,039,895
General Cable Corp.	45,737	1,353,815
LSI Industries, Inc.	49,600	341,248
Powell Industries, Inc.	19,500	558,675
TPI Composites, Inc. (a)	78,000	1,595,880

		6,597,639

Electronic Equipment, Instruments & Components 2.1%
Anixter International, Inc. (a)	3,500	266,000
Bel Fuse, Inc., Class B	3,200	80,560
ePlus, Inc. (a)	9,000	676,800
Insight Enterprises, Inc. (a)	59,500	2,278,255
KEMET Corp. (a)	15,000	225,900
Methode Electronics, Inc.	19,400	777,940
Sanmina Corp. (a)	60,474	1,995,642
ScanSource, Inc. (a)	30,300	1,084,740

		7,385,837

Energy Equipment & Services 1.4%
Era Group, Inc. (a)	4,000	43,000
Exterran Corp. (a)	73,000	2,295,120
Matrix Service Co. (a)	29,400	523,320
McDermott International, Inc. (a)	291,765	1,919,814
RigNet, Inc. (a)	11,800	176,410

		4,957,664

	Shares	Value
Equity Real Estate Investment Trusts 4.3%
Ashford Hospitality Trust, Inc.	119,500	$804,235
Chesapeake Lodging Trust	9,300	251,937
Cousins Properties, Inc.	68,300	631,775
DiamondRock Hospitality Co.	18,900	213,381
EastGroup Properties, Inc.	5,100	450,738
LaSalle Hotel Properties	55,856	1,567,878
Potlatch Corp.	47,878	2,389,112
PS Business Parks, Inc.	16,059	2,008,821
Quality Care Properties, Inc. (a)	22,200	306,582
Ryman Hospitality Properties, Inc.	34,064	2,351,097
Summit Hotel Properties, Inc.	47,400	721,902
Sunstone Hotel Investors, Inc.	144,800	2,393,544
Xenia Hotels & Resorts, Inc.	62,200	1,342,898

		15,433,900

Food Products 0.8%
Dean Foods Co.	99,700	1,152,532
Fresh Del Monte Produce, Inc.	6,189	295,030
Sanderson Farms, Inc.	11,000	1,526,580

		2,974,142

Gas Utilities 0.1%
Chesapeake Utilities Corp.	2,200	172,810
New Jersey Resources Corp.	1,900	76,380
ONE Gas, Inc.	2,800	205,128

		454,318

Health Care Equipment & Supplies 4.8%
Analogic Corp.	2,000	167,500
AngioDynamics, Inc. (a)	23,600	392,468
Cutera, Inc. (a)	40,900	1,854,815
Exactech, Inc. (a)	2,150	106,318
FONAR Corp. (a)	2,200	53,570
Haemonetics Corp. (a)	23,400	1,359,072
Halyard Health, Inc. (a)	48,653	2,246,796
Heska Corp. (a)	1,229	98,578
Integer Holdings Corp. (a)	43,700	1,979,610
Lantheus Holdings, Inc. (a)	68,900	1,409,005
LeMaitre Vascular, Inc.	12,900	410,736
Masimo Corp. (a)	27,163	2,303,422
Merit Medical Systems, Inc. (a)	56,000	2,419,200
OraSure Technologies, Inc. (a)	31,928	602,162
Orthofix International N.V. (a)	32,300	1,766,810
Surmodics, Inc. (a)	556	15,568

		17,185,630

Health Care Providers & Services 2.0%
Cross Country Healthcare, Inc. (a)	1,900	24,244
Diplomat Pharmacy, Inc. (a)	73,000	1,465,110
♦Molina Healthcare, Inc. (a)	35,300	2,706,804
RadNet, Inc. (a)	99,000	999,900
Triple-S Management Corp., Class B (a)	53,538	1,330,419
WellCare Health Plans, Inc. (a)	2,900	583,219

		7,109,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.1%
HealthStream, Inc. (a)	900	$20,844
Quality Systems, Inc. (a)	21,000	285,180

		306,024

Hotels, Restaurants & Leisure 2.8%
BJ’s Restaurants, Inc.	14,900	542,360
Bloomin’ Brands, Inc.	104,177	2,223,137
Carrols Restaurant Group, Inc. (a)	72,200	877,230
Century Casinos, Inc. (a)	33,837	308,932
Golden Entertainment, Inc. (a)	23,100	754,215
J. Alexander’s Holdings, Inc. (a)	8,000	77,600
Penn National Gaming, Inc. (a)	5,600	175,448
Pinnacle Entertainment, Inc. (a)	30,300	991,719
Red Robin Gourmet Burgers, Inc. (a)	28,200	1,590,480
Ruth’s Hospitality Group, Inc.	11,100	240,315
Scientific Games Corp., Class A (a)	45,000	2,308,500
Speedway Motorsports, Inc.	1,600	30,192

		10,120,128

Household Durables 3.4%
AV Homes, Inc. (a)	15,800	263,070
Bassett Furniture Industries, Inc.	19,600	736,960
Beazer Homes USA, Inc. (a)	111,000	2,132,310
Flexsteel Industries, Inc.	3,900	182,442
Hamilton Beach Brands Holding Co.	6,800	174,692
Hooker Furniture Corp.	21,600	916,920
Hovnanian Enterprises, Inc., Class A (a)	555,200	1,859,920
KB Home	76,200	2,434,590
La-Z-Boy, Inc.	34,200	1,067,040
Lifetime Brands, Inc.	5,000	82,500
M.D.C. Holdings, Inc.	9,452	301,330
New Home Co., Inc. (a)	5,200	65,156
Taylor Morrison Home Corp., Class A (a)	9,600	234,912
ZAGG, Inc. (a)	87,000	1,605,150

		12,056,992

Independent Power & Renewable Electricity Producers 0.0%‡
Ormat Technologies, Inc.	1,200	76,752

Insurance 1.4%
American Equity Investment Life Holding Co.	78,400	2,409,232
CNO Financial Group, Inc.	18,200	449,358
Crawford & Co., Class B	11,900	114,478
Genworth Financial, Inc., Class A (a)	313,200	974,052
Independence Holding Co.	4,200	115,290
Infinity Property & Casualty Corp.	3,200	339,200
Stewart Information Services Corp.	10,400	439,920

		4,841,530

Internet & Direct Marketing Retail 0.9%
1-800-Flowers.com, Inc., Class A (a)	74,300	795,010
FTD Cos., Inc. (a)	46,300	332,897

	Shares	Value
Internet & Direct Marketing Retail (continued)
Groupon, Inc. (a)	384,700	$1,961,970

		3,089,877

Internet Software & Services 3.4%
Appfolio, Inc., Class A (a)	37,300	1,547,950
Bazaarvoice, Inc. (a)	3,500	19,075
Blucora, Inc. (a)	77,200	1,706,120
Care.com, Inc. (a)	102,700	1,852,708
Hortonworks, Inc. (a)	80,500	1,618,855
LivePerson, Inc. (a)	9,700	111,550
Nic, Inc.	47,700	791,820
QuinStreet, Inc. (a)	74,000	620,120
Shutterstock, Inc. (a)	32,800	1,411,384
TechTarget, Inc. (a)	10,900	151,728
Web.com Group, Inc. (a)	96,100	2,094,980
XO Group, Inc. (a)	4,200	77,532

		12,003,822

IT Services 1.8%
Cardtronics PLC, Class A (a)	64,300	1,190,836
Convergys Corp.	76,000	1,786,000
EVERTEC, Inc.	11,900	162,435
Presidio, Inc. (a)	27,500	527,175
Science Applications International Corp.	16,100	1,232,777
Sykes Enterprises, Inc. (a)	32,800	1,031,560
TeleTech Holdings, Inc.	9,600	386,400

		6,317,183

Leisure Products 0.4%
Callaway Golf Co.	7,800	108,654
Johnson Outdoors, Inc., Class A	19,400	1,204,546

		1,313,200

Life Sciences Tools & Services 0.0%‡
PRA Health Sciences, Inc. (a)	1,500	136,605

Machinery 5.0%
Briggs & Stratton Corp.	43,000	1,090,910
Columbus McKinnon Corp.	3,500	139,930
Commercial Vehicle Group, Inc. (a)	101,900	1,089,311
FreightCar America, Inc.	37,700	643,916
Global Brass & Copper Holdings, Inc.	58,200	1,926,420
♦Greenbrier Cos., Inc.	46,600	2,483,780
Hardinge, Inc.	600	10,452
Harsco Corp. (a)	105,600	1,969,440
Hurco Cos., Inc.	5,300	223,660
Hyster-Yale Materials Handling, Inc.	17,000	1,447,720
L.B. Foster Co., Class A (a)	19,400	526,710
Meritor, Inc. (a)	102,800	2,411,688
Miller Industries, Inc.	14,800	381,840
Park-Ohio Holdings Corp.	7,500	344,625
Spartan Motors, Inc.	49,700	782,775
♦Wabash National Corp.	118,000	2,560,600

		18,033,777

12	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Marine 0.2%
Matson, Inc.	24,000	$716,160

Media 1.7%
Entravision Communications Corp.	97,100	694,265
Gannett Co., Inc.	123,100	1,426,729
MDC Partners, Inc., Class A (a)	84,100	819,975
New Media Investment Group, Inc.	111,200	1,865,936
Townsquare Media, Inc., Class A (a)	800	6,144
tronc, Inc. (a)	63,000	1,108,170

		5,921,219

Metals & Mining 1.2%
Materion Corp.	6,200	301,320
Schnitzer Steel Industries, Inc., Class A	46,000	1,541,000
SunCoke Energy, Inc. (a)	61,500	737,385
Warrior Met Coal, Inc.	73,800	1,856,070

		4,435,775

Mortgage Real Estate Investment Trusts 0.8%
Apollo Commercial Real Estate Finance, Inc.	110,700	2,042,415
Cherry Hill Mortgage Investment Corp.	44,700	804,153
Owens Realty Mortgage, Inc.	8,100	129,681

		2,976,249

Multi-Utilities 0.3%
Avista Corp.	22,600	1,163,674

Multiline Retail 0.1%
Big Lots, Inc.	3,500	196,525

Oil, Gas & Consumable Fuels 3.3%
Cloud Peak Energy, Inc. (a)	64,900	288,805
Contango Oil & Gas Co. (a)	12,625	59,464
CVR Energy, Inc.	53,500	1,992,340
Delek U.S. Holdings, Inc.	64,400	2,250,136
Evolution Petroleum Corp.	15,000	102,750
Midstates Petroleum Co., Inc. (a)	8,200	135,956
NACCO Industries, Inc., Class A	1,400	52,710
Pacific Ethanol, Inc. (a)	128,200	583,310
Par Pacific Holdings, Inc. (a)	75,800	1,461,424
Peabody Energy Corp. (a)	41,100	1,618,107
Renewable Energy Group, Inc. (a)	77,600	915,680
REX American Resources Corp. (a)	14,100	1,167,339
Stone Energy Corp. (a)	35,100	1,128,816

		11,756,837

Paper & Forest Products 0.4%
Boise Cascade Co.	16,000	638,400
Verso Corp. (a)	44,800	787,136

		1,425,536

	Shares	Value
Personal Products 0.7%
Natural Health Trends Corp.	18,400	$279,496
USANA Health Sciences, Inc. (a)	30,400	2,251,120

		2,530,616

Pharmaceuticals 4.3%
Amphastar Pharmaceuticals, Inc. (a)	107,400	2,066,376
ANI Pharmaceuticals, Inc. (a)	10,800	696,060
♦Catalent, Inc. (a)	74,125	3,045,055
Corcept Therapeutics, Inc. (a)	22,000	397,320
Depomed, Inc. (a)	69,400	558,670
Horizon Pharma PLC (a)	150,800	2,201,680
Intersect ENT, Inc. (a)	36,100	1,169,640
Lannett Co., Inc. (a)	20,200	468,640
Pacira Pharmaceuticals, Inc. (a)	5,700	260,205
Phibro Animal Health Corp., Class A	54,000	1,809,000
Sucampo Pharmaceuticals, Inc., Class A (a)	35,900	644,405
Supernus Pharmaceuticals, Inc. (a)	48,100	1,916,785

		15,233,836

Professional Services 2.4%
Barrett Business Services, Inc.	19,300	1,244,657
CRA International, Inc.	19,300	867,535
Insperity, Inc.	27,800	1,594,330
RPX Corp.	9,400	126,336
TriNet Group, Inc. (a)	54,600	2,420,964
TrueBlue, Inc. (a)	79,608	2,189,220

		8,443,042

Real Estate Management & Development 1.1%
Altisource Portfolio Solutions S.A. (a)	71,500	2,002,000
Marcus & Millichap, Inc. (a)	14,300	466,323
Maui Land & Pineapple Co., Inc. (a)	14,000	242,200
RMR Group, Inc., Class A	23,700	1,405,410

		4,115,933

Road & Rail 1.2%
ArcBest Corp.	60,000	2,145,000
Covenant Transportation Group, Inc., Class A (a)	16,800	482,664
YRC Worldwide, Inc. (a)	123,200	1,771,616

		4,399,280

Semiconductors & Semiconductor Equipment 2.9%
Advanced Energy Industries, Inc. (a)	35,500	2,395,540
Alpha & Omega Semiconductor, Ltd. (a)	41,900	685,484
Amkor Technology, Inc. (a)	183,100	1,840,155
Axcelis Technologies, Inc. (a)	71,300	2,046,310
FormFactor, Inc. (a)	94,800	1,483,620
Synaptics, Inc. (a)	33,260	1,328,404
Ultra Clean Holdings, Inc. (a)	10,700	247,063
Xperi Corp.	10,300	251,320

		10,277,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Shares	Value
Common Stocks (continued)
Software 1.9%
A10 Networks, Inc. (a)	34,700	$267,884
Bottomline Technologies, Inc. (a)	15,600	541,008
♦Ebix, Inc.	31,200	2,472,600
Fair Isaac Corp.	2,923	447,804
Paycom Software, Inc. (a)	4,100	329,353
Qualys, Inc. (a)	15,800	937,730
TiVo Corp.	11,500	179,400
Verint Systems, Inc. (a)	27,100	1,134,135
Zix Corp. (a)	94,400	413,472

		6,723,386

Specialty Retail 1.4%
Abercrombie & Fitch Co., Class A	31,300	545,559
American Eagle Outfitters, Inc.	5,300	99,640
Ascena Retail Group, Inc. (a)	58,700	137,945
Barnes & Noble, Inc.	18,100	121,270
Childrens Place, Inc.	200	29,070
Citi Trends, Inc.	10,400	275,184
Express, Inc. (a)	49,600	503,440
Finish Line, Inc., Class A	37,500	544,875
Kirkland’s, Inc. (a)	79,500	951,217
Pier 1 Imports, Inc.	237,700	984,078
Shoe Carnival, Inc.	15,400	411,950
Tailored Brands, Inc.	12,900	281,607
Tilly’s, Inc., Class A	8,300	122,508

		5,008,343

Technology Hardware, Storage & Peripherals 0.4%
Avid Technology, Inc. (a)	15,400	83,006
Electronics for Imaging, Inc. (a)	7,800	230,334
Intevac, Inc. (a)	22,200	152,070
Pure Storage, Inc. (a)	27,700	439,322
USA Technologies, Inc. (a)	69,600	678,600

		1,583,332

Textiles, Apparel & Luxury Goods 0.7%
Crocs, Inc. (a)	136,900	1,730,416
Deckers Outdoor Corp. (a)	3,800	304,950
Perry Ellis International, Inc. (a)	20,200	505,808
Vera Bradley, Inc. (a)	8,800	107,184

		2,648,358

Thrifts & Mortgage Finance 3.7%
BofI Holding, Inc. (a)	11,900	355,810
Charter Financial Corp.	20,000	350,800
Dime Community Bancshares, Inc.	90,500	1,895,975
Entegra Financial Corp. (a)	1,800	52,650
Essent Group, Ltd. (a)	47,400	2,058,108
Flagstar Bancorp, Inc. (a)	60,300	2,256,426
HFF, Inc., Class A	47,900	2,329,856
Home Bancorp, Inc.	2,100	90,762
HomeStreet, Inc. (a)	13,550	392,272
♦LendingTree, Inc. (a)	7,800	2,655,510

	Shares	Value
Thrifts & Mortgage Finance (continued)
Malvern Bancorp, Inc. (a)	200	$5,240
Riverview Bancorp, Inc.	2,700	23,409
SI Financial Group, Inc.	6,700	98,490
Territorial Bancorp, Inc.	7,300	225,351
United Financial Bancorp, Inc.	11,600	204,624
Walker & Dunlop, Inc. (a)	1,700	80,750

		13,076,033

Trading Companies & Distributors 1.7%
Beacon Roofing Supply, Inc. (a)	20,500	1,307,080
DXP Enterprises, Inc. (a)	9,900	292,743
H&E Equipment Services, Inc.	9,600	390,240
♦Rush Enterprises, Inc. (a)
Class A	47,900	2,433,799
Class B	9,900	477,279
Titan Machinery, Inc. (a)	55,200	1,168,584

		6,069,725

Water Utilities 0.9%
American States Water Co.	10,100	584,891
Artesian Resources Corp., Class A	1,300	50,128
California Water Service Group	11,300	512,455
Consolidated Water Co., Ltd.	2,700	34,020
SJW Corp.	31,500	2,010,645

		3,192,139

Total Common Stocks (Cost $315,272,733)		353,694,267

Exchange-Traded Funds 0.9%
♦iShares Russell 2000 ETF	20,649	3,148,147

Total Exchange-Traded Funds (Cost $3,173,029)		3,148,147

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/17 Proceeds at Maturity $292,565 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $300,000 and a Market Value of $301,557)	$292,547	292,547

Total Short-Term Investment (Cost $292,547)		292,547

Total Investments (Cost $318,738,309)	100.0%	357,134,961
Other Assets, Less Liabilities	0.0 ‡	847
Net Assets	100.0%	$357,135,808

14	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$353,694,267	$—	$—	$353,694,267
Exchange-Traded Funds	3,148,147	—	—	3,148,147
Short-Term Investment
Repurchase Agreement	—	292,547	—	292,547

Total Investments in Securities	$356,842,414	$292,547	$—	$357,134,961

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $318,738,309)	$357,134,961
Cash	90,753
Receivables:
Dividends and interest	350,354
Fund shares sold	67,578

Total assets	357,643,646

Liabilities
Payables:
Manager (See Note 3)	258,174
Investment securities purchased	90,753
Fund shares redeemed	47,009
Professional fees	38,744
NYLIFE Distributors (See Note 3)	37,627
Shareholder communication	21,778
Custodian	13,043
Trustees	441
Accrued expenses	269

Total liabilities	507,838

Net assets	$357,135,808

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,192
Additional paid-in capital	282,267,361

282,294,553
Undistributed net investment income	87,307
Accumulated net realized gain (loss) on investments	36,357,296
Net unrealized appreciation (depreciation) on investments	38,396,652

Net assets	$357,135,808

Initial Class
Net assets applicable to outstanding shares	$180,840,371

Shares of beneficial interest outstanding	13,746,241

Net asset value per share outstanding	$13.16

Service Class
Net assets applicable to outstanding shares	$176,295,437

Shares of beneficial interest outstanding	13,445,815

Net asset value per share outstanding	$13.11

16	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2017

Investment Income (Loss)
Income
Dividends (a)	$3,398,857
Interest	232

Total income	3,399,089

Expenses
Manager (See Note 3)	2,906,371
Distribution/Service—Service Class (See Note 3)	428,440
Professional fees	67,999
Shareholder communication	48,360
Custodian	23,537
Trustees	8,242
Miscellaneous	13,211

Total expenses	3,496,160

Net investment income (loss)	(97,071)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,813,328
Net change in unrealized appreciation (depreciation) on investments	6,235,769

Net realized and unrealized gain (loss) on investments	45,049,097

Net increase (decrease) in net assets resulting from operations	$44,952,026

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,497.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the year ended December 31, 2017 and the period May 2, 2016 (inception date) through December 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(97,071)	$363,682
Net realized gain (loss) on investments	38,813,328	8,155,591
Net change in unrealized appreciation (depreciation) on investments	6,235,769	32,160,883

Net increase (decrease) in net assets resulting from operations	44,952,026	40,680,156

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(260,882)
Service Class	—	(139,146)

	—	(400,028)

From net realized gain on investments:
Initial Class	(2,876,861)	(2,267,736)
Service Class	(2,813,759)	(2,432,543)

	(5,690,620)	(4,700,279)

Total dividends and distributions to shareholders	(5,690,620)	(5,100,307)

Capital share transactions:
Net proceeds from sale of shares	25,208,965	320,847,155
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,690,620	5,100,307
Cost of shares redeemed	(52,293,476)	(22,259,018)

Increase (decrease) in net assets derived from capital share transactions	(21,393,891)	303,688,444

Net increase (decrease) in net assets	17,867,515	339,268,293

Net Assets
Beginning of period	339,268,293	—

End of period	$357,135,808	$339,268,293

Undistributed (distributions in excess of) net investment income at end of year	$87,307	$(2,713)

18	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class		Service Class
	Year ended December 31, 2017	May 2, 2016** through December 31, 2016	Year ended December 31, 2017	May 2, 2016** through December 31, 2016
Net asset value at beginning of period	$11.73	$10.00	$11.72	$10.00

Net investment income (loss) (a)	0.01	0.03	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.63	1.88	1.62	1.88

Total from investment operations	1.64	1.91	1.60	1.89

Less dividends and distributions:
From net investment income	—	(0.02)	—	(0.01)
From net realized gain on investments	(0.21)	(0.16)	(0.21)	(0.16)

Total dividends and distributions	(0.21)	(0.18)	(0.21)	(0.17)

Net asset value at end of period	$13.16	$11.73	$13.11	$11.72

Total investment return (b)	13.93%	19.14%	13.64%	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.39%††	(0.15%)	0.16%††
Net expenses	0.90%	1.00%††	1.15%	1.25%††
Portfolio turnover rate	159%	180%	159%	180%
Net assets at end of period (in 000’s)	$180,840	$164,253	$176,295	$175,015

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

20	MainStay VP Small Cap Core Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for

21

Notes to Financial Statements (continued)

up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential

22	MainStay VP Small Cap Core Portfolio

indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. This agreement expires on May 1, 2018 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2017, the effective management fee rate was 0.85%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $2,906,371.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)   Distribution and Service Fees.   The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$320,678,692	$46,814,371	$(10,358,102)	$36,456,269

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$25,749,708	$12,569,799	$65,479	$36,456,269	$74,841,255

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$187,091	$(187,091)	$—

The reclassifications for the Portfolio are primarily due to of distributions redesignations.

23

Notes to Financial Statements (continued)

During the years ended December 31, 2017, and December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017		2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,641,977	$48,643	$5,100,307	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period August 2, 2016 through August 1, 2017, Bank of New York Mellon served as agent to the syndicate and the aggregate commitment amount and the commitment fee were the same as those under the Credit Agreement. During the year ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which Bank of New York Mellon served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2017, purchases and sales of securities, other than short-term securities, were $545,056 and $568,528, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2017 and December 31, 2016, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	854,514	$10,201,332
Shares issued to shareholders in reinvestment of dividends and distributions	222,866	2,876,861
Shares redeemed	(1,332,712)	(16,451,178)

Net increase (decrease)	(255,332)	$(3,372,985)

Period ended December 31, 2016 (a):
Shares sold	14,457,082	$149,616,611
Shares issued to shareholders in reinvestment of dividends and distributions	214,227	2,528,618
Shares redeemed	(669,736)	(7,707,448)

Net increase (decrease)	14,001,573	$144,437,781

Service Class	Shares	Amount
Year ended December 31, 2017:
Shares sold	1,245,698	$15,007,633
Shares issued to shareholders in reinvestment of dividends and distributions	218,580	2,813,759
Shares redeemed	(2,949,586)	(35,842,298)

Net increase (decrease)	(1,485,308)	$(18,020,906)

Period ended December 31, 2016 (a):
Shares sold	16,019,074	$171,230,544
Shares issued to shareholders in reinvestment of dividends and distributions	218,049	2,571,689
Shares redeemed	(1,306,000)	(14,551,570)

Net increase (decrease)	14,931,123	$159,250,663

(a)	Inception date was May 2, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2018, under the supervision of New York Life Investments, MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life, became responsible for the management of the day-to-day investment operations of the Portfolio. The assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investments with respect to the Portfolio was approved by the Board at meetings held September 25-27, 2017. There was no change in the

24	MainStay VP Small Cap Core Portfolio

management fees paid to New York Life Investments by the Fund or in the subadvisory fees paid by New York Life Investments with respect to the Portfolio. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields did not impact the investment strategies or risks of the Portfolio. For more information, please see the supplement to the Prospectus and Statement of Additional Information dated September 28, 2017.

At meetings held on December 11-13, 2017, the Board approved a name change with respect to the Portfolio. Accordingly, effective May 1, 2018, the Portfolio’s name will be MainStay VP MacKay Small Cap Core Portfolio.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Small Cap Core Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period May 2, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period May 2, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP Small Cap Core Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of MainStay VP Funds Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay VP Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Portfolio’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option, including New York Life Insurance and Annuity Corporation and/or its affiliates, or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Portfolio performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the continuation of the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmark(s), the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In evaluating the performance of the Portfolio, the Board recognized that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record.

28	MainStay VP Small Cap Core Portfolio

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered differences in the contractual management fee schedules of the Portfolio and similarly-managed retail MainStay Funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay VP Small Cap Core Portfolio

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP Small Cap Core Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Small Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761343	MSVPSCC11-02/18 (NYLIAC) NI530

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report

December 31, 2017

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

Stocks in general provided solid double-digit total returns during the 12 months ended December 31, 2017. The most notable exceptions came in the highly competitive telecommunication services sector and the commodity-dependent energy sector.

Although there were wide variations among emerging markets, many benefited from technology-related industries and strengthening local currencies. As a group, emerging-market stocks were the strongest performers in 2017, outpacing developed-market stocks by a substantial margin.

According to FTSE-Russell data on U.S. equities, stocks at all capitalization levels provided strong double-digit positive returns, with growth stocks generally outperforming value stocks regardless of company size. These results reflected optimism that the new U.S. administration might increase infrastructure spending and provide business tax incentives and tax cuts for consumers that could stimulate economic growth. While many of the administration’s plans are still under consideration, President Trump signed a tax reform bill in December that dramatically lowered corporate tax rates and provided tax relief for many Americans.

During the reporting period, the Federal Open Market Committee (“FOMC”) increased the targeted federal funds range three times—in March, June and December of 2017. These incremental increases raised the federal funds target range to 1.25% to 1.50% by year-end 2017. The FOMC also announced plans to trim its balance sheet by reducing the reinvestment of principal payments received in the System Open Market Account.

During the reporting period, yields rose for U.S. Treasury securities with maturities of seven years or less and declined for U.S. Treasury securities with longer maturities. Despite shifting yields, all major fixed-income asset classes provided positive total returns during the reporting period, with convertible bonds showing particularly strong performance. During the reporting period, lower-quality bonds generally tended to outperform higher-quality securities and longer-term bonds generally tended to outperform shorter-term instruments.

At MainStay, we have always encouraged investors to diversify their investments and maintain a long-term perspective, even when markets are strong. Asset classes that perform well in one environment may perform differently in another, and in today’s ever-changing world, wide market swings are not unknown.

MainStay VP Portfolios offer a wide array of investment objectives to help shareholders pursue diversification appropriate for their long-range financial goals. At MainStay, we also offer several investment boutiques, allowing shareholders to choose the style—or mix of styles—best suited to their investment needs. We believe that relatively few individual investors can match the level of professional experience and market insight that our portfolio managers provide.

The report that follows provides more detailed information on the specific markets, investment strategies and portfolio decisions that affected your MainStay VP Portfolio during the 12 months ended December 31, 2017. We encourage you to read the report carefully and use it to help you evaluate your progress toward your financial goals.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2017

Class	Inception Date	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2017	1.42%	0.37%
Service Class Shares	5/1/2017	1.26	0.62

Benchmark Performance	Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[3]	1.92%
Morningstar Intermediate-Term Bond Category Average[4]	1.90

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2017, to December 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2017, to December 31, 2017. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2017. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value (Based on Actual Returns and Expenses) 12/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,009.50	$1.87	$1,023.30	$1.89	0.37%

Service Class Shares	$1,000.00	$1,008.20	$3.14	$1,022.10	$3.16	0.62%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2017 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.875%–2.625%, due 4/30/18–11/15/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 5/1/19–11/1/47

3.	United States Treasury Bonds, 2.75%–5.375%, due 2/15/31–8/15/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 1.375%–5.50%, due 6/1/19–1/1/48

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 3/15/45–7/20/47

6.	iShares 1-3 Year Credit Bond ETF

7.	Kreditanstalt Fuer Wiederaufbau, 1.50%–2.125%, due 4/20/20–3/7/22

8.	Inter-American Development Bank, 1.00%–1.75%, due 5/13/19–4/14/22

9.	European Investment Bank, 1.25%–2.25%, due 5/15/19–8/15/22

10.	JPMorgan Chase & Co., 4.25%–4.26%, due 10/1/27–2/22/48

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Donald F. Serek, CFA, Thomas J. Girard and Kenneth Sommer of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the period from May 1, 2017 through December 31, 2017?

The inception date for MainStay VP Indexed Bond Portfolio was May 1, 2017. From this date through December 31, 2017, the Portfolio returned 1.42% for Initial Class shares and 1.26% for Service Class shares. From May 1, 2017, through December 31, 2017, both share classes underperformed the 1.92% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. From May 1, 2017, through December 31, 2017, both share classes underperformed the 1.90% return of the Morningstar Intermediate-Term Bond Category Average.2

Were there any changes to the Portfolio since the semiannual report?

Effective November 6, 2017, George Cherpelis no longer served as a portfolio manager of the Portfolio. Effective the same day, Kenneth Sommer became a portfolio manager of the Portfolio. For more information, please see the Prospectus supplement dated November 7, 2017.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, lower-quality securities outperformed higher-quality securities. Credits rated AA and AAA had the lowest excess returns.3 Credits rated A4 followed those rated AAA/AA. BBB-rated5 credits outperformed both those higher-quality segments of the market. Crossover credits (securities rated investment grade by one rating agency and non–investment grade by another) outperformed all investment-grade categories by a wide margin.

What was the Portfolio’s duration6 strategy during the reporting period? Please state the end-of-period duration figure.

The Portfolio has a passive strategy that attempts to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2017, the Portfolio’s duration was approximately 5.90 years compared to a duration of 5.89 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market sectors made the strongest contributions to the Portfolio’s performance, and which market sectors detracted the most?

During the reporting period, all broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns. The U.S. corporate sector, led by utilities and industrials, outperformed all other asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index. In the non-corporate sector, the sovereign subsector was the best performer. In securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agencies outperformed U.S. Treasury securities during the reporting period.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

No changes to the Bloomberg Barclays U.S. Aggregate Bond Index were material enough to lead us to change the Portfolio’s investment strategy.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2017

	Principal Amount	Value
Long-Term Bonds 94.7%† Asset-Backed Securities 0.5%
Automobile 0.3%
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	$300,000	$298,851
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.56%, due 9/15/20	100,000	99,709
Mercedes Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, due 4/15/20	100,000	99,798

		498,358

Credit Cards 0.2%
Chase Issuance Trust Series 2015-A7, Class A7 1.62%, due 7/15/20	100,000	99,920
Discover Card Execution Note Trust Series 2014-A4, Class A4 2.12%, due 12/15/21	200,000	200,096

		300,016

Total Asset-Backed Securities (Cost $801,591)		798,374

Corporate Bonds 24.8%
Aerospace & Defense 0.3%
Lockheed Martin Corp. 4.07%, due 12/15/42	125,000	131,593
Northrop Grumman Corp. 7.75%, due 2/15/31	100,000	142,473
United Technologies Corp. 2.65%, due 11/1/26	230,000	221,514

		495,580

Auto Manufacturers 0.6%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	400,000	402,464
General Motors Financial Co., Inc. 4.35%, due 1/17/27	330,000	343,216
Toyota Motor Credit Corp. 2.25%, due 10/18/23	140,000	136,855

		882,535

Banks 6.3%
Bank of America Corp.
3.248%, due 10/21/27	200,000	198,464
3.30%, due 1/11/23	410,000	419,430
5.00%, due 1/21/44	155,000	187,237

	Principal Amount	Value
Banks (continued)
Bank of New York Mellon Corp. 3.00%, due 2/24/25	$205,000	$205,037
Bank of Nova Scotia 2.70%, due 3/7/22	180,000	179,999
Barclays PLC 5.25%, due 8/17/45	200,000	230,714
BB&T Corp. 2.75%, due 4/1/22	125,000	125,887
BNP Paribas S.A. 3.25%, due 3/3/23	220,000	224,825
Capital One Financial Co. 3.05%, due 3/9/22	180,000	181,261
Citigroup, Inc. 3.375%, due 3/1/23	220,000	223,212
4.45%, due 9/29/27	365,000	386,426
4.65%, due 7/30/45	80,000	91,054
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.25%, due 5/24/41	145,000	182,858
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	250,000	257,824
Goldman Sachs Group, Inc. 2.905% (3-month USD-LIBOR-BBA + 0.99%), due 7/24/23 (a)	500,000	496,508
3.85%, due 1/26/27	130,000	133,465
4.80%, due 7/8/44	110,000	125,461
HSBC Holdings PLC 2.65%, due 1/5/22	420,000	417,212
3.90%, due 5/25/26	200,000	207,428
♦JPMorgan Chase & Co. 4.25%, due 10/1/27	500,000	531,426
4.26% (3-month USD-LIBOR-BBA + 1.58%), due 2/22/48 (a)	265,000	286,825
♦Kreditanstalt Fuer Wiederaufbau 1.50%, due 4/20/20	405,000	399,792
2.125%, due 3/7/22	605,000	600,985
Lloyds Banking Group PLC 3.75%, due 1/11/27	200,000	203,107
Morgan Stanley 3.625%, due 1/20/27	350,000	358,209
4.10%, due 5/22/23	275,000	286,506
PNC Bank N.A. 2.625%, due 2/17/22	250,000	250,567
Royal Bank of Canada 2.75%, due 2/1/22	220,000	222,749
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	200,000	203,389
Toronto-Dominion Bank 2.50%, due 12/14/20	220,000	220,704

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings held, as of December 31, 2017, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
U.S. Bank N.A. 2.00%, due 1/24/20	$250,000	$248,945
Wells Fargo & Co. 4.75%, due 12/7/46	90,000	100,587
3.00%, due 4/22/26	365,000	358,101
3.50%, due 3/8/22	170,000	175,535
Westpac Banking Corp. 2.80%, due 1/11/22	220,000	221,556

		9,143,285

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26	250,000	257,994
4.90%, due 2/1/46	120,000	139,079
Anheuser-Busch InBev Worldwide, Inc. 2.50%, due 7/15/22	180,000	178,635
Coca Cola Co. 2.25%, due 9/1/26	140,000	132,957
Diageo Capital PLC 5.875%, due 9/30/36	108,000	142,259
Molson Coors Brewing Co. 4.20%, due 7/15/46	50,000	50,951
PepsiCo, Inc. 2.75%, due 3/1/23	165,000	166,501
4.45%, due 4/14/46	80,000	90,907

		1,159,283

Biotechnology 0.4%
Amgen, Inc. 2.70%, due 5/1/22	90,000	89,904
4.40%, due 5/1/45	90,000	97,923
Baxalta, Inc. 3.60%, due 6/23/22	130,000	132,957
Celgene Corp. 3.55%, due 8/15/22	90,000	92,703
Gilead Sciences, Inc. 3.65%, due 3/1/26	90,000	93,366
4.60%, due 9/1/35	90,000	101,410

		608,263

Chemicals 0.3%
Dow Chemical Co. 3.00%, due 11/15/22	220,000	221,166
Mosaic Co. 4.05%, due 11/15/27	200,000	200,524

		421,690

Computers 0.7%
Apple, Inc. 2.15%, due 2/9/22	90,000	88,830
2.90%, due 9/12/27	215,000	212,453
3.35%, due 2/9/27	11,000	11,268
4.25%, due 2/9/47	90,000	100,011
4.50%, due 2/23/36	120,000	137,555

	Principal Amount	Value
Computers (continued)
Dell International LLC / EMC Corp. 5.45%, due 6/15/23 (b)	$220,000	$237,741
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	90,000	94,581
IBM Corp. 3.45%, due 2/19/26	130,000	134,346

		1,016,785

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co. 1.75%, due 3/15/19	220,000	219,339
Procter & Gamble Co. 1.90%, due 11/1/19	220,000	219,485
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	101,355

		540,179

Diversified Financial Services 0.6%
American Express Credit Corp. 2.70%, due 3/3/22	180,000	180,584
Discover Financial Services 3.85%, due 11/21/22	125,000	128,393
GE Capital International Funding Co. 3.373%, due 11/15/25	210,000	213,584
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	90,000	89,928
Visa, Inc. 2.80%, due 12/14/22	200,000	202,930

		815,419

Electric 1.2%
Commonwealth Edison Co. 3.65%, due 6/15/46	190,000	191,913
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	110,000	140,308
DTE Electric Co. 3.375%, due 3/1/25	90,000	92,334
Duke Energy Carolinas LLC 3.875%, due 3/15/46	190,000	199,255
4.00%, due 9/30/42	100,000	106,691
Edison International 2.95%, due 3/15/23	90,000	90,140
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	90,000	89,781
Florida Power & Light Co. 2.75%, due 6/1/23	90,000	90,219
MidAmerican Energy Co. 3.95%, due 8/1/47	165,000	176,323
Southern Co. 2.95%, due 7/1/23	90,000	90,044
4.40%, due 7/1/46	125,000	133,122

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Virginia Electric & Power Co. 4.00%, due 1/15/43	$180,000	$190,944
Xcel Energy, Inc. 3.30%, due 6/1/25	90,000	91,222

		1,682,296

Food 0.2%
General Mills, Inc. 3.15%, due 12/15/21	90,000	91,744
Kraft Heinz Foods Co. 3.00%, due 6/1/26	190,000	182,833

		274,577

Forest Products & Paper 0.4%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	200,000	198,000
5.50%, due 1/17/27	200,000	214,500
International Paper Co. 3.80%, due 1/15/26	130,000	134,687

		547,187

Health Care—Products 0.5%
Abbott Laboratories 3.75%, due 11/30/26	205,000	210,508
Becton, Dickinson and Co. 3.70%, due 6/6/27	125,000	125,964
Medtronic, Inc. 4.625%, due 3/15/45	210,000	244,661
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	140,000	136,039

		717,172

Health Care—Services 0.4%
Aetna, Inc. 6.625%, due 6/15/36	100,000	133,021
Anthem, Inc. 2.25%, due 8/15/19	220,000	219,589
Unitedhealth Group, Inc. 3.10%, due 3/15/26	255,000	256,884

		609,494

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	165,000	170,735

Insurance 0.5%
American International Group, Inc. 3.75%, due 7/10/25	90,000	92,792
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	170,000	190,058
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	90,000	91,850

	Principal Amount	Value
Insurance (continued)
Metlife, Inc. 3.00%, due 3/1/25	$165,000	$165,151
Prudential Financial, Inc. 4.50%, due 11/15/20	205,000	216,633

		756,484

Internet 0.2%
Amazon.com, Inc. 2.60%, due 12/5/19	250,000	252,551

Iron & Steel 0.1%
Vale Overseas, Ltd. 6.875%, due 11/21/36	100,000	122,500

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	150,000	184,410

Machinery—Diversified 0.1%
Deere & Co. 3.90%, due 6/9/42	150,000	162,317

Media 0.9%
21st Century Fox America, Inc. 3.00%, due 9/15/22	130,000	131,900
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	320,000	340,219
Comcast Corp. 1.625%, due 1/15/22	140,000	135,385
3.40%, due 7/15/46	275,000	260,193
Discovery Communications LLC 3.95%, due 3/20/28	125,000	124,332
Time Warner, Inc. 3.60%, due 7/15/25	130,000	130,291
Walt Disney Co. 2.35%, due 12/1/22	130,000	129,134

		1,251,454

Mining 0.2%
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	210,000	223,735

Miscellaneous—Manufacturing 0.2%
General Electric Co. 4.125%, due 10/9/42	275,000	288,090

Multi-National 1.3%
♦European Investment Bank
1.25%, due 5/15/19	445,000	440,665
2.25%, due 8/15/22	450,000	447,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Multi-National (continued)
♦Inter-American Development Bank
1.00%, due 5/13/19	$525,000	$518,351
1.75%, due 4/14/22	450,000	440,628

		1,847,554

Oil & Gas 1.8%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	155,000	173,907
BP Capital Markets PLC Co. 3.588%, due 4/14/27	230,000	238,019
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	75,000	93,659
Cenovus Energy, Inc. 5.25%, due 6/15/37	150,000	154,485
Chevron Corp. 3.191%, due 6/24/23	205,000	210,663
ConocoPhillips Co. 2.875%, due 11/15/21	90,000	91,046
5.95%, due 3/15/46	70,000	94,291
Devon Energy Corp. 4.75%, due 5/15/42	100,000	105,890
EOG Resources, Inc. 3.90%, due 4/1/35	90,000	91,861
Exxon Mobil Corp. 4.114%, due 3/1/46	190,000	212,655
Hess Corp. 7.125%, due 3/15/33	75,000	90,481
Nabors Industries, Inc. 5.00%, due 9/15/20	150,000	149,625
Occidental Petroleum Corp. 3.00%, due 2/15/27	90,000	89,474
Petroleos Mexicanos 6.50%, due 6/2/41	250,000	257,125
Shell International Finance B.V. 2.375%, due 8/21/22	140,000	138,999
3.75%, due 9/12/46	150,000	152,988
Statoil ASA 5.10%, due 8/17/40	175,000	210,996

		2,556,164

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	130,000	135,105

Pharmaceuticals 0.8%
AbbVie, Inc. 3.20%, due 11/6/22	140,000	142,163
4.70%, due 5/14/45	90,000	100,915
Allergan Funding SCS 3.80%, due 3/15/25	180,000	183,249

	Principal Amount	Value
Pharmaceuticals (continued)
Express Scripts Holding Co. 3.90%, due 2/15/22	$90,000	$93,137
Johnson & Johnson 4.95%, due 5/15/33	190,000	231,074
Novartis Capital Corp. 4.00%, due 11/20/45	130,000	141,217
Pfizer, Inc. 3.00%, due 6/15/23	90,000	91,967
4.00%, due 12/15/36	100,000	109,548
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	150,000	123,847

		1,217,117

Pipelines 0.9%
Enbridge, Inc. 4.50%, due 6/10/44	100,000	103,695
Energy Transfer, L.P. 4.05%, due 3/15/25	205,000	204,847
Enterprise Products Operating LLC 3.70%, due 2/15/26	200,000	204,788
Kinder Morgan, Inc. 4.30%, due 6/1/25	255,000	265,616
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	100,000	102,713
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	90,000	90,524
Transcanada Pipelines 4.875%, due 1/15/26	130,000	145,554
Williams Partners, L.P. 3.35%, due 8/15/22	165,000	166,687

		1,284,424

Real Estate 0.1%
Prologis, L.P. 3.75%, due 11/1/25	90,000	94,359

Real Estate Investment Trusts 0.4%
American Tower Corp. 5.00%, due 2/15/24	80,000	87,629
AvalonBay Communities, Inc. 2.90%, due 10/15/26	90,000	87,599
Boston Properties, L.P. 5.625%, due 11/15/20	200,000	216,308
Simon Property Group, L.P. 3.375%, due 6/15/27	130,000	130,985

		522,521

Retail 0.7%
CVS Health Corp. 2.75%, due 12/1/22	205,000	201,942

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Home Depot, Inc. 4.25%, due 4/1/46	$170,000	$189,855
Lowe’s Cos., Inc.
1.15%, due 4/15/19	225,000	222,479
3.375%, due 9/15/25	90,000	92,734
McDonald’s Corp. 3.375%, due 5/26/25	130,000	134,080
Wal-Mart Stores, Inc. 3.30%, due 4/22/24	140,000	145,450
4.30%, due 4/22/44	80,000	93,299

		1,079,839

Semiconductors 0.3%
Applied Materials, Inc. 5.10%, due 10/1/35	100,000	120,235
Broadcom Corp. / Broadcom Cayman Finance Co. 3.00%, due 1/15/22 (b)	90,000	89,238
Intel Corp. 3.70%, due 7/29/25	165,000	174,197
QUALCOMM, Inc. 4.65%, due 5/20/35	100,000	107,616

		491,286

Software 0.7%
Fidelity National Information Services, Inc. 3.50%, due 4/15/23	48,000	49,069
Microsoft Corp. 2.40%, due 2/6/22	205,000	205,073
3.30%, due 2/6/27	130,000	134,095
4.25%, due 2/6/47	205,000	234,370
Oracle Corp. 2.95%, due 5/15/25	100,000	100,433
4.00%, due 7/15/46	90,000	95,761
5.375%, due 7/15/40	150,000	189,649

		1,008,450

Telecommunications 1.6%
AT&T, Inc. 3.20%, due 3/1/22	130,000	131,403
4.25%, due 3/1/27	400,000	407,767
5.45%, due 3/1/47	205,000	219,098
Cisco Systems, Inc. 2.95%, due 2/28/26	205,000	205,968
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	100,000	147,959
Orange S.A. 5.375%, due 7/8/19	205,000	214,287
Telefonica Emisiones SAU 3.192%, due 4/27/18	215,000	215,764
7.045%, due 6/20/36	100,000	134,162

	Principal Amount	Value
Telecommunications (continued)
Verizon Communications, Inc. 3.125%, due 3/16/22	$180,000	$182,503
4.125%, due 3/16/27	205,000	213,756
5.50%, due 3/16/47	200,000	227,882

		2,300,549

Transportation 0.6%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	90,000	92,065
CSX Corp. 3.70%, due 11/1/23	80,000	82,996
Fedex Corp. 2.625%, due 8/1/22	130,000	129,991
Norfolk Southern Corp. 3.942%, due 11/1/47 (b)	51,000	52,343
4.80%, due 8/15/43	30,000	34,283
Union Pacific Corp. 2.25%, due 2/15/19	295,000	295,374
United Parcel Service, Inc. 5.125%, due 4/1/19	210,000	217,808

		904,860

Total Corporate Bonds (Cost $35,388,285)		35,768,249

Foreign Government Bonds 1.0%
Canada 0.3%
Export Development Canada 1.25%, due 2/4/19	445,000	442,018

Colombia 0.1%
Republic of Colombia 6.125%, due 1/18/41	100,000	120,750

Mexico 0.3%
United Mexican States 4.125%, due 1/21/26	400,000	417,000

Philippines 0.2%
Philippine Government International Bond 5.00%, due 1/13/37	200,000	236,197

Republic of Korea 0.1%
Korea Development Bank 2.25%, due 5/18/20	220,000	216,795

Total Foreign Government Bonds (Cost $1,430,033)		1,432,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A3 3.305%, due 6/15/50	$200,000	$200,348
Citigroup Commercial Mortgage Trust Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	308,033
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	314,917
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	306,559
GS Mortgage Securities Trust Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	294,308
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	316,045
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	302,532
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	202,673

Total Mortgage-Backed Securities (Cost $2,253,028)		2,245,415

U.S. Government & Federal Agencies 66.8%
Federal Home Loan Bank 0.4%
1.375%, due 3/18/19	550,000	546,819

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.2%
1.375%, due 4/20/20	500,000	492,933
2.50%, due 4/1/29 TBA (c)	260,000	259,553
2.50%, due 10/1/31	98,959	98,842
2.50%, due 2/1/32	663,320	662,533
3.00%, due 8/1/29 TBA (c)	210,000	213,822
3.00%, due 4/1/32	368,089	375,003
3.00%, due 6/1/32	98,074	99,916
3.00%, due 9/1/32	49,585	50,516
3.00%, due 9/1/36	176,282	179,661
3.00%, due 12/1/37	298,723	302,976
3.00%, due 9/1/44 TBA (c)	230,000	229,964
3.00%, due 9/1/46	1,614,468	1,616,703
3.00%, due 12/1/46	96,624	96,748
3.00%, due 2/1/47	98,884	98,966
3.00%, due 3/1/47	207,788	207,962
3.00%, due 4/1/47	128,950	129,095

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 10/1/47	$99,693	$99,769
3.50%, due 12/1/25	86,960	89,884
3.50%, due 2/1/37	276,008	286,245
3.50%, due 1/1/45 TBA (c)	370,000	379,963
3.50%, due 8/1/46	1,644,467	1,691,313
3.50%, due 6/1/47	719,929	740,408
3.50%, due 9/1/47	230,000	236,553
3.50%, due 1/1/48	100,000	102,849
4.00%, due 6/1/19	58,779	60,499
4.00%, due 5/1/44 TBA (c)	320,000	334,625
4.00%, due 4/1/46	885,262	925,832
4.00%, due 4/1/47	207,602	217,102
4.00%, due 6/1/47	250,549	262,029
4.00%, due 10/1/47	138,639	144,993
4.50%, due 9/1/46	48,059	51,077
4.50%, due 10/1/46	352,635	374,803
4.50%, due 12/1/46	58,516	62,197
4.50%, due 2/1/47	86,450	91,882
5.00%, due 9/1/38	105,768	115,152
5.00%, due 11/1/41	180,079	196,418
5.50%, due 7/1/38	181,581	199,663

		11,778,449

Federal National Mortgage Association 0.5%
1.875%, due 4/5/22	300,000	296,263
1.875%, due 9/24/26	500,000	471,319

		767,582

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.2%
2.50%, due 1/1/32	923,408	922,421
2.50%, due 3/1/32	277,613	277,316
2.50%, due 10/1/32	98,276	98,171
2.50%, due 4/1/46	96,348	93,034
3.00%, due 4/1/25	150,000	152,912
3.00%, due 1/1/32	634,560	646,677
3.00%, due 5/1/32	92,323	94,085
3.00%, due 6/1/32	276,566	281,847
3.00%, due 12/1/32	100,000	101,909
3.00%, due 2/1/37	280,143	285,297
3.00%, due 5/1/44 TBA (c)	300,000	300,000
3.00%, due 10/1/46	244,840	244,964
3.00%, due 12/1/46	2,407,284	2,408,508
3.00%, due 2/1/47	318,484	318,646
3.00%, due 4/1/47	97,565	97,615
3.00%, due 10/1/47	239,265	239,387
3.50%, due 7/1/21	95,737	98,846
3.50%, due 3/1/22	158,889	164,047
3.50%, due 5/1/26	93,953	97,003
3.50%, due 11/1/31	103,359	106,778
3.50%, due 10/1/44 TBA (c)	590,000	605,764

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 9/1/45	$240,000	$246,545
3.50%, due 10/1/46	2,626,815	2,698,446
3.50%, due 11/1/46	199,980	205,434
3.50%, due 1/1/47	670,001	688,271
3.50%, due 7/1/47	100,000	102,730
3.50%, due 11/1/47	200,001	205,471
4.00%, due 5/1/19	62,915	64,750
4.00%, due 8/1/19	51,639	53,145
4.00%, due 2/1/37	83,297	87,892
4.00%, due 3/1/44 TBA (c)	350,000	366,009
4.00%, due 5/1/46	1,431,936	1,498,071
4.00%, due 9/1/46	373,623	390,813
4.00%, due 11/1/46	100,000	104,622
4.00%, due 2/1/47	83,368	87,200
4.00%, due 4/1/47	47,473	49,678
4.00%, due 5/1/47	457,787	479,005
4.00%, due 6/1/47	96,652	101,154
4.00%, due 10/1/47	118,099	123,518
4.50%, due 11/1/41 TBA (c)	130,000	138,308
4.50%, due 12/1/46	92,721	98,791
4.50%, due 4/1/47	692,322	737,250
4.50%, due 5/1/47	49,872	53,115
4.50%, due 8/1/47	101,730	108,318
5.00%, due 6/1/39	265,884	286,426
5.00%, due 6/1/40	56,956	61,474
5.50%, due 8/1/27	117,245	128,336
5.50%, due 6/1/36	156,719	171,966
5.50%, due 12/1/36	101,692	111,667
5.50%, due 5/1/44	162,962	180,746
6.00%, due 9/1/34 TBA (c)	260,000	290,784

		17,555,162

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.9%
2.50%, due 4/20/47	97,397	95,172
3.00%, due 6/15/45	80,188	80,873
3.00%, due 10/15/45	49,715	50,140
3.00%, due 8/20/46	444,913	449,382
3.00%, due 9/20/46	232,526	234,862
3.00%, due 11/20/46	98,973	99,967
3.00%, due 1/20/47	1,983,531	2,003,456
3.00%, due 5/20/47	280,000	282,813
3.50%, due 3/15/45	69,857	72,290
3.50%, due 4/15/45	88,516	91,599
3.50%, due 5/1/45 TBA (c)	200,000	206,773
3.50%, due 7/20/46	90,584	93,735
3.50%, due 10/20/46	90,489	93,637
3.50%, due 11/20/46	2,231,606	2,309,244
3.50%, due 5/20/47	1,569,900	1,624,517
3.50%, due 6/20/47	100,000	103,479
3.50%, due 7/20/47	99,999	103,478
4.00%, due 8/15/46	176,082	183,984

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 12/20/46	$78,669	$82,073
4.00%, due 1/20/47	802,960	837,596
4.00%, due 2/20/47	173,355	180,843
4.00%, due 3/20/47	140,085	146,222
4.00%, due 4/20/47	310,044	323,426
4.00%, due 5/20/47	269,983	281,630
4.50%, due 8/15/46	74,501	78,405
4.50%, due 8/20/46	240,793	254,007
4.50%, due 2/15/47	62,485	65,760
4.50%, due 4/15/47	120,000	126,338
4.50%, due 4/20/47	301,394	316,508
5.00%, due 8/20/45	244,931	261,444
5.00%, due 11/20/46	170,000	182,185
5.00%, due 4/15/47	89,592	97,161

		11,412,999

♦United States Treasury Bonds 8.2%
2.75%, due 8/15/47	2,860,000	2,863,575
2.875%, due 5/15/43	1,950,000	2,005,072
2.875%, due 11/15/46	140,000	143,615
3.00%, due 2/15/47	255,000	268,178
3.00%, due 5/15/47	1,675,000	1,761,040
3.625%, due 2/15/44	1,000,000	1,168,867
4.50%, due 2/15/36	1,900,000	2,446,027
4.625%, due 2/15/40	750,000	997,354
5.375%, due 2/15/31	150,000	199,307

		11,853,035

♦United States Treasury Notes 29.4%
0.875%, due 5/31/18	1,350,000	1,346,941
1.25%, due 12/15/18	1,100,000	1,094,242
1.25%, due 4/30/19	325,000	322,423
1.25%, due 5/31/19	100,000	99,172
1.375%, due 9/15/20	775,000	763,950
1.50%, due 4/15/20	5,900,000	5,845,148
1.50%, due 5/15/20	1,200,000	1,188,516
1.50%, due 6/15/20	3,025,000	2,994,514
1.50%, due 7/15/20	2,600,000	2,572,172
1.50%, due 8/15/20	675,000	667,538
1.625%, due 10/15/20	2,500,000	2,477,832
1.625%, due 8/31/22	1,400,000	1,365,383
1.75%, due 11/15/20	3,400,000	3,380,477
1.75%, due 6/30/22	925,000	908,271
1.875%, due 12/15/20	2,000,000	1,994,219
1.875%, due 4/30/22	225,000	222,311
1.875%, due 7/31/22	1,200,000	1,183,734
1.875%, due 9/30/22	950,000	936,232
1.875%, due 8/31/24	1,325,000	1,289,339
2.00%, due 10/31/22	900,000	892,160
2.00%, due 11/30/22	1,100,000	1,089,988
2.00%, due 4/30/24	4,375,000	4,296,045
2.125%, due 12/31/22	1,100,000	1,095,445
2.125%, due 7/31/24	300,000	296,438
2.125%, due 9/30/24	900,000	888,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2017 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.25%, due 10/31/24	$975,000	$970,506
2.25%, due 2/15/27	125,000	123,359
2.25%, due 8/15/27	985,000	971,148
2.25%, due 11/15/27	665,000	655,622
2.625%, due 4/30/18	500,000	501,950

		42,433,755

Total U.S. Government & Federal Agencies (Cost $96,591,700)		96,347,801

Total Long-Term Bonds (Cost $136,464,637)		136,592,599

	Shares
Exchange-Traded Funds 4.3%
Exchanged-Traded Funds 4.3%
♦iShares 1-3 Year Credit Bond ETF	58,861	6,153,329

Total Exchange-Traded Funds (Cost $6,195,688)		6,153,329

	Principal Amount
Short-Term Investments 4.1%
Repurchase Agreement 4.0%
Fixed Income Clearing Corp. 0.54%, dated 12/29/17 due 1/2/18 Proceeds at Maturity $5,804,080 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/22, with a Principal Amount of $5,890,000 and a Market Value of $5,920,569)	$5,803,732	5,803,732

Total Repurchase Agreement (Cost $5,803,732)		5,803,732

	Principal Amount	Value
U.S. Government & Federal Agencies 0.1%
United States Treasury Notes 0.75%, due 10/31/18	$150,000	$148,764

Total U.S. Government & Federal Agencies (Cost $148,828)		148,764

Total Short-Term Investments (Cost $5,952,560)		5,952,496

Total Investments (Cost $148,612,885)	103.1%	148,698,424
Other Assets, Less Liabilities	(3.1)	(4,514,876)
Net Assets	100.0%	$144,183,548

(a)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2017, the total net market value of these securities was $3,325,565, which represented 2.3% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

As of December 31, 2017, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(5)	March 2018	$(1,071,138)	$(1,070,547)	$591
5-Year United States Treasury Note	9	March 2018	1,047,689	1,045,477	(2,212)
10-Year United States Treasury Note	13	March 2018	1,618,398	1,612,609	(5,789)
10-Year United States Treasury Ultra Note	4	March 2018	534,359	534,250	(109)
United States Treasury Bond Ultra Long	(5)	March 2018	(836,074)	(838,281)	(2,207)
United States Treasury Long Bond	5	March 2018	763,613	765,000	1,387

			$2,056,847	$2,048,508	$(8,339)

1.	As of December 31, 2017, cash in the amount of $22,832 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2017.

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$798,374	$—	$798,374
Corporate Bonds	—	35,768,249	—	35,768,249
Foreign Government Bonds	—	1,432,760	—	1,432,760
Mortgage-Backed Securities	—	2,245,415	—	2,245,415
U.S. Government & Federal Agencies	—	96,347,801	—	96,347,801

Total Long-Term Bonds	—	136,592,599	—	136,592,599

Exchange-Traded Funds	6,153,329	—	—	6,153,329
Short-Term Investments
Repurchase Agreement	—	5,803,732	—	5,803,732
U.S. Government & Federal Agencies	—	148,764	—	148,764

Total Short-Term Investments	—	5,952,496	—	5,952,496

Total Investments in Securities	6,153,329	142,545,095	—	148,698,424

Other Financial Instruments
Futures Contracts (b)	1,978	—	—	1,978

Total Investments in Securities and Other Financial Instruments	$6,155,307	$142,545,095	$—	$148,700,402

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(10,317)	$—	$—	$(10,317)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2017, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2017, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of December 31, 2017

Assets
Investment in securities, at value (identified cost $148,612,885)	$148,698,424
Cash collateral on deposit at broker for futures contracts	22,832
Receivables:
Dividends and interest	737,239
Investment securities sold	249,762
Fund shares sold	11,353
Variation margin on futures contracts	3,112
Other assets	2,518

Total assets	149,725,240

Liabilities
Payables:
Investment securities purchased	5,461,437
Professional fees	43,147
Manager (See Note 3)	29,238
Shareholder communication	4,720
Custodian	1,849
NYLIFE Distributors (See Note 3)	640
Fund shares redeemed	391
Trustees	158
Accrued expenses	112

Total liabilities	5,541,692

Net assets	$144,183,548

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,359
Additional paid-in capital	144,205,186

144,219,545
Undistributed net investment income	7,719
Accumulated net realized gain (loss) on investments and futures transactions	(120,916)
Net unrealized appreciation (depreciation) on investments and futures contracts	77,200

Net assets	$144,183,548

Initial Class
Net assets applicable to outstanding shares	$140,759,093

Shares of beneficial interest outstanding	14,018,914

Net asset value per share outstanding	$10.04

Service Class
Net assets applicable to outstanding shares	$3,424,455

Shares of beneficial interest outstanding	341,365

Net asset value per share outstanding	$10.03

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period May 1, 2017 (inception date) through December 31, 2017

Investment Income (Loss)
Income
Interest	$1,660,625
Dividends	29,680

Total income	1,690,305

Expenses
Manager (See Note 3)	184,684
Professional fees	60,590
Shareholder communication	9,832
Custodian	8,400
Offering (See Note 2)	5,142
Distribution/Service—Service Class (See Note 3)	2,311
Trustees	1,446
Miscellaneous	2,831

Total expenses	275,236

Net investment income (loss)	1,415,069

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(43,563)
Futures transactions	(57,649)

Net realized gain (loss) on investments and futures transactions	(101,212)

Net change in unrealized appreciation (depreciation) on:
Investments	85,539
Futures contracts	(8,339)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	77,200

Net realized and unrealized gain (loss) on investments and futures transactions	(24,012)

Net increase (decrease) in net assets resulting from operations	$1,391,057

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Changes in Net Assets

for the period May 1, 2017 (inception date) through December 31, 2017

2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,415,069
Net realized gain (loss) on investments and futures transactions	(101,212)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	77,200

Net increase (decrease) in net assets resulting from operations	1,391,057

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,377,049)
Service Class	(30,257)

(1,407,306)

From net realized gain on investments:
Initial Class	(19,292)
Service Class	(456)

(19,748)

Total dividends and distributions to shareholders	(1,427,054)

Capital share transactions:
Net proceeds from sale of shares	148,195,224
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,427,054
Cost of shares redeemed	(5,402,733)

Increase (decrease) in net assets derived from capital share transactions	144,219,545

Net increase (decrease) in net assets	144,183,548

Net Assets
Beginning of Period	—

End of Period	$144,183,548

Undistributed net investment income at end of period	$7,719

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.13
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.14

Less dividends and distributions:
From net investment income	(0.10)
From net realized gain on investments	(0.00)‡

Total dividends and distributions	(0.10)

Net asset value at end of period	$10.04

Total investment return (b)	1.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.92%
Net expenses††	0.37%
Portfolio turnover rate(c)(d)	104%
Net assets at end of period (in 000’s)	$140,759

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 59% for the period ended December 31, 2017.
(d)	Portfolio turnover rate is not annualized.

Service Class	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.00 ‡

Total from investment operations	0.12

Less dividends and distributions:
From net investment income	(0.09)
From net realized gain on investments	(0.00)‡

Total dividends and distributions	(0.09)

Net asset value at end of period	$10.03

Total investment return (b)	1.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.70%
Net expenses††	0.62%
Portfolio turnover rate(c)(d)	104%
Net assets at end of period (in 000’s)	$3,424

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 59% for the period ended December 31, 2017.
(d)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

22	MainStay VP Indexed Bond Portfolio

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2017, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended December 31, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2017, there were no securities held by the Portfolio that were fair valued in such a manner.

Shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

23

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

24	MainStay VP Indexed Bond Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2017, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the period ended December 31, 2017, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

25

Notes to Financial Statements (continued)

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  Offering Costs.  Costs were incurred by the Portfolio in connection with the commencement of the Portfolio’s operations. These costs are being amortized on a straight-line basis over twelve months.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$1,978	$1,978

Total Fair Value		$1,978	$1,978

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(10,317)	$(10,317)

Total Fair Value		$(10,317)	$(10,317)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(57,649)	$(57,649)

Total Realized Gain (Loss)		$(57,649)	$(57,649)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(8,339)	$(8,339)

Total Change in Unrealized Appreciation (Depreciation)		$(8,339)	$(8,339)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long (b)	$3,195,636	$3,195,636
Futures Contracts Short (b)	$(1,075,127)	$(1,075,127)

(b)	Positions were open eight months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

26	MainStay VP Indexed Bond Portfolio

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors LLC, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the period ended December 31, 2017, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.

During the period ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $184,684.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, share-

holder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Capital.  As of December 31, 2017, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:

Initial Class	$978,962	0.7%
Service Class	25,079	0.7

Note 4–Federal Income Tax

As of December 31, 2017, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$148,671,984	$698,218	$(706,671)	$(8,453)

As of December 31, 2017, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,719	$(70,155)	$—	$26,439	$(35,997)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative wash sales.

The following table discloses the current period reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2017, were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(44)	$44	$—

The reclassifications for the Portfolio are primarily due to distribution reclass.

27

Notes to Financial Statements (continued)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Internal Revenue Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolio elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$35,263	$—

During the period ended December 31, 2017, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,427,054	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the period ended December 31, 2017, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended December 31, 2017, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended December 31, 2017, purchases and sales of U.S. government securities were $207,076 and $111,571, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $48,464 and $2,565, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended December 31, 2017, were as follows:

Initial Class	Shares	Amount
Period ended December 31, 2017 (a):
Shares sold	14,398,599	$144,626,558
Shares issued to shareholders in reinvestment of dividends and distributions	139,581	1,396,342
Shares redeemed	(519,266)	(5,245,655)

Net increase (decrease)	14,018,914	$140,777,245

Service Class	Shares	Amount
Period ended December 31, 2017 (a):
Shares sold	353,822	$3,568,666
Shares issued to shareholders in reinvestment of dividends and distributions	3,072	30,712
Shares redeemed	(15,529)	(157,078)

Net increase (decrease)	341,365	$3,442,300

(a)	Inception date was May 1, 2017.

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the period ended December 31, 2017, events and transactions subsequent to December 31, 2017, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP Indexed Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Indexed Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period May 1, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2018

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

29

Other Matters

(Unaudited)

At a meeting held on June 22, 2017, the Board approved submitting the following proposal (“Proposal”) to shareholders of the Portfolios at a special meeting held on October 23, 2017 (with any postponements or adjournments, “Special Meeting”):

To elect eight Trustees to the Board

On or about October 9, 2017, shareholders of record of the Portfolios as of the close of business on August 24, 2017 were sent a proxy statement containing information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolios were asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to do so.

The Special Meeting was held on October 23, 2017, and the Proposal passed.

The results of the Special Meeting (all Portfolios and classes thereof voting together) were as follows:

Proposal—To elect eight Trustees to the Board:

Yie-Hsin Hung:

Votes For	Votes Withheld	Total
2,372,397,201.795	79,459,657.558	2,451,856,859.353

David H. Chow:

Votes For	Votes Withheld	Total
2,377,117,457.291	74,739,402.062	2,451,856,859.353

Susan B. Kerley:

Votes For	Votes Withheld	Total
2,382,345,279.408	69,511,579.945	2,451,856,859.353

Alan R. Latshaw:

Votes For	Votes Withheld	Total
2,380,951,082.366	70,905,776.987	2,451,856,859.353

Peter Meenan:

Votes For	Votes Withheld	Total
2,371,326,138.489	80,530,720.864	2,451,856,859.353

Richard H. Nolan, Jr.:

Votes For	Votes Withheld	Total
2,379,871,857.591	71,985,001.762	2,451,856,859.353

Jacques P. Perold:

Votes For	Votes Withheld	Total
2,380,892,587.411	70,964,271.942	2,451,856,859.353

Richard S. Trutanic:

Votes For	Votes Withheld	Total
2,381,540,997.041	70,315,862.312	2,451,856,859.353

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP Indexed Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (which consists of The MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, Mr. Meenan served until the end of calendar year 2017, at which time he retired. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay VP Funds Trust: Trustee since January 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 1, 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	82	None

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	82	VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
	Susan B. Kerley 8/12/51	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	82	Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
					State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
	Peter Meenan*** 12/5/41	MainStay VP Funds Trust: Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	None
	Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	None
	Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	82	Allstate Corporation: Director since 2015; MSCI, Inc.: Director since March 2017 and Boston University: Trustee since 2014.
	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	None

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Pursuant to the Retirement Policy, Mr. Meenan has retired from the Board of Trustees effective December 31, 2017.

32	MainStay VP Indexed Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who Are Not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay VP Funds Trust (since September 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since September 2017); Senior Managing Director, Global Product Development (From March 2015—May 2016); Managing Director, Product Development (From March 2010—February 2015)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ ETFS (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds Trust and The MainStay Funds (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds and (since 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)

*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2017 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2018 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1761332	MSVPIN11-02/18 (NYLIAC) NI555

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2017 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,826,200.

The aggregate fees billed for the fiscal year ended December 31, 2016 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,767,400.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2017, and (ii) $0 for the fiscal year ended December 31, 2016. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2017, and (ii) $0 during the fiscal year ended December 31, 2016. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2017, and (ii) $0 during the fiscal year ended December 31, 2016.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2017 and December 31, 2016 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $6.8 million for the fiscal year ended December 31, 2017, and (ii) $5.4 million for the fiscal year ended December 31, 2016.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2017 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	March 6, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	March 6, 2018

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.